As filed with the Securities and Exchange Commission on October 28, 1996
Registration Nos. 33-54748
811-7348

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933[ X ]

Pre-Effective Amendment No. ----   [   ]

   Post-Effective Amendment No. 20     [ X ]
								   ----

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940[ X ]

   Amendment No. 22     [ X ]
							----

(Check appropriate box or boxes)

The Munder Funds, Inc.
(Exact Name of Registrant as Specified in Charter)

480 Pierce Street, Birmingham, Michigan  48009
(Address of Principal Executive Offices)  (Zip code)

Registrant's Telephone Number:  (810) 647-9200

Teresa M.R. Hamlin, Esq.
First Data Investor Services Group, Inc.
One Exchange Place, 8th Floor
Boston, Massachusetts 02109

Copies to:

Lisa Anne Rosen, Esq.	Paul F. Roye, Esq.
Munder Capital Management	Dechert Price & Rhoads
480 Pierce Street	1500 K Street, NW
Birmingham, Michigan 48009	Washington, DC 20005

    [X]  It is proposed that this filing will become effective
October 28, 1996 pursuant to paragraph (b) of Rule 485

   	The Registrant has elected to register an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. Registrant filed the notice required by Rule 24f-2 with respect to its fiscal year ended June 30, 1996 on August 29, 1996.


   THE MUNDER FUNDS, INC.

CROSS-REFERENCE SHEET

Pursuant to Rule 495(a)

Prospectus for The Munder Funds
(Money Market Funds Class A, B and C Shares)

Part A
------

		Item							Heading
		----							-------

	1.	Cover Page						Cover Page

	2.	Synopsis						Prospectus
Summary; Expense Table

	3.	Condensed Financial Information
	Financial
									Highlights

	4.	General Description of Registrant			Cover
Page; Prospectus Summary; Investment Objectives and Policies;
Portfolio Instruments and Practices and Associated Risk Factors;
Description of Shares

	5.	Management of the Fund				Management;
Investment Objectives and Policies; Dividends and Distributions;
Performance

	6.	Capital Stock and Other Securities
	Management; How to Purchase Shares; How to Redeem Shares;
Dividends and Distributions; Taxes; Description of Shares

	7.	Purchase of Securities Being 				How to
Purchase
		Offered						Shares; Net
Asset Value

	8.	Redemption or Repurchase				How to
Redeem Shares

	9.	Pending Legal Proceedings				Not
Applicable


   THE MUNDER FUNDS, INC.

CROSS-REFERENCE SHEET

Pursuant to Rule 495(a)

Prospectus for The Munder Funds
(Class K Shares)

Part A
------

		Item							Heading
		----							-------

	1.	Cover Page						Cover Page

	2.	Synopsis						Expense
Table

   	3.	Condensed Financial Information
	Financial

	Highlights

   	4.	General Description of Registrant			Cover
Page; Investment Objectives and Policies; Portfolio Instruments and Practices and Associated Risk Factors; Description of
Shares

	5.	Management of the Fund				Management;
Investment Objectives and Policies; Dividends and Distributions;
Performance

	6.	Capital Stock and Other Securities
	Management; Purchases and Redemptions of Shares; Dividends and Distributions; Taxes; Description of Shares

	7.	Purchase of Securities Being
	Purchases and
		Offered						Redemptions
of Shares; Net Asset Value

	8.	Redemption or Repurchase
	Purchases and Redemptions of Shares

	9.	Pending Legal Proceedings				Not
Applicable


THE MUNDER FUNDS, INC.

CROSS-REFERENCE SHEET

Pursuant to Rule 495(a)

   Prospectus for The Munder Funds
(Equity Funds Class A, B and C Shares)

Part A
------

		Item							Heading
		----							-------

	1.	Cover Page						Cover Page

	2.	Synopsis						Prospectus
Summary; Expense Table

   	3.	Condensed Financial Information
	Financial

	Highlights

   	4.	General Description of Registrant			Cover
Page; Prospectus Summary; Investment Objectives and Policies;
Portfolio Instruments and Practices and Associated Risk Factors;
Description of Shares

	5.	Management of the Fund				Management;
Investment Objectives and Policies; Dividends and Distributions;
Performance

	6.	Capital Stock and Other Securities
	Management; How to Purchase Shares; How to Redeem Shares;
Dividends and Distributions; Taxes; Description of Shares

	7.	Purchase of Securities Being 				How to
Purchase
		Offered						Shares; Net
Asset Value

	8.	Redemption or Repurchase				How to
Redeem Shares

	9.	Pending Legal Proceedings				Not
Applicable



   THE MUNDER FUNDS, INC.

CROSS-REFERENCE SHEET

Pursuant to Rule 495(a)

Prospectus for The Munder Funds
(Income Funds Class A, B and C Shares)

Part A
------

		Item							Heading
		----							-------

	1.	Cover Page						Cover Page

	2.	Synopsis						Prospectus
Summary; Expense Table

	3.	Condensed Financial Information
	Financial
									Highlights

	4.	General Description of Registrant			Cover
Page; Prospectus Summary; Investment Objectives and Policies;
Portfolio Instruments and Practices and Associated Risk Factors;
Description of Shares

	5.	Management of the Fund				Management;
Investment Objectives and Policies; Dividends and Distributions;
Performance

	6.	Capital Stock and Other Securities
	Management; How to Purchase Shares; How to Redeem Shares;
Dividends and Distributions; Taxes; Description of Shares

	7.	Purchase of Securities Being 				How to
Purchase
		Offered						Shares; Net
Asset Value

	8.	Redemption or Repurchase				How to
Redeem Shares

	9.	Pending Legal Proceedings				Not
Applicable


   THE MUNDER FUNDS, INC.

CROSS REFERENCE SHEET

Pursuant to Rule 495(a)

Prospectus to The Munder Funds
(Class Y Shares)

Part A
------

		Item							Heading
		----							-------

	1.	Cover Page						Cover Page

	2.	Synopsis						Expense
Table

   	3.	Condensed Financial Information
	Financial
			Highlights

   	4.	General Description of Registrant			Cover
Page; Investment Objectives and Policies; Portfolio Instruments and Practices and Associated Risk Factors; Description of
Shares

	5.	Management of the Fund				Management;
Investment Objectives and Policies; Dividends and Distributions;
Performance

	6.	Capital Stock and Other Securities
	Management; Purchases and Redemptions of Shares; Dividends and Distributions; Taxes; Description of Shares

	7.	Purchase of Securities Being
	Purchases and
		Offered						Redemptions
of Shares; Net Asset Value

	8.	Redemption or Repurchase
	Purchases and Redemptions of Shares

	9.	Pending Legal Proceedings				Not
Applicable


Part B
------

	10.	Cover Page						Cover Page

	11.	Table of Contents					Table of
Contents

	12.	General Information and History			See
Prospectus --"Management;" General; Directors and Officers

	13.	Investment Objectives and Policies			Fund
Investments; Additional Investment Limitations; Portfolio
Transactions

	14.	Management of the Fund				See
Prospectus --"Management;" Directors and Officers; Miscellaneous

	15.	Control Persons and Principal				See
Prospectus --
		Holders of Securities
	"Management;" Miscellaneous

   	16.	Investment Advisory and Other			Investment
Advisory
		  Services						and Other
Service Arrangements; See Prospectus --"Management"

	17.	Brokerage Allocation and Other
	Portfolio
		Practices 						Transactions

	18.	Capital Stock and Other Securities			See
Prospectus --"Description of Shares" and "Management;" Additional
Information Concerning Shares

	19.	Purchase, Redemption and Pricing
	Purchase and
	  	of Securities Being Offered
	Redemption Information; Net Asset Value; Additional
Information Concerning Shares

	20.	Tax Status						Taxes



   	21.	Underwriters
	Investment Advisory
									and Other
Service

	Agreements

	22.	Calculation of Performance Data
	Performance Information

	23.	Financial Statements
	Financial
			Statements



THE MUNDER FUNDS INC.

The purpose of this Post-Effective Amendment filing is to respond to the Staff's comments with respect to Post-Effective Amendment No. 18 to the Company's Registration Statement and to bring the financial statements and other information up to date under
Section 10(a)(3) of the Securities Act of 1933, as amended.

This filing does not include the Prospectuses and Statements of Additional Information for the NetNet Fund or the Short-Term Treasury Fund. The Prospectuses and Statements of Additional Information for such Funds are included in Post-Effective Amendment No. 17 and No. 19, respectively, and are incorporated by reference.

PROSPECTUS

  The Munder Funds Trust (the "Company") is an open-end investment company (a mutual fund) that currently offers a selection of fifteen investment portfolios. The Munder Funds, Inc. ("Munder") is an open-end investment company that currently offers ten investment portfolios. This Prospectus describes three investment portfolios offered by the Company (the "Munder Funds") and the Money Market Fund offered by Munder (collectively, the "Funds"):

                       Munder Cash Investment Fund
                           Munder Money Market Fund
                       Munder Tax-Free Money Market Fund
                    Munder U.S. Treasury Money Market Fund

  Munder Capital Management (the "Advisor") serves as the investment advisor to the Funds.

  The Munder Funds are currently offered for sale to retail investors only in Class A Shares. Class A, Class B and Class C Shares of the Money Market Fund may be acquired only through an exchange of shares from the corresponding classes of other funds of the Company or Munder. Class A, Class B and Class C Shares of the Money Market Fund are subject to a contingent deferred sales charge on certain redemptions. See "Redemption of Shares."

  This Prospectus sets forth concisely information that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. A Statement of Additional Information dated October 28, 1996, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. It may be obtained free of charge by calling the Funds at (800) 438-5789. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Fund.

  SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

  ALTHOUGH THE FUNDS SEEK TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT THE FUNDS CAN DO SO ON A CONTINUING BASIS.

 SECURITIES OFFERED BY THIS PROSPECTUS  HAVE NOT BEEN APPROVED OR DISAPPROVED
  BY  THE  SECURITIES  AND  EXCHANGE  COMMISSION  OR  ANY  STATE  SECURITIES
   COMMISSION NOR HAS  THE SECURITIES AND EXCHANGE COMMISSION  OR ANY STATE
    SECURITIES COMMISSION  PASSED UPON  THE ACCURACY  OR ADEQUACY  OF THIS
     PROSPECTUS.  ANY  REPRESENTATION  TO  THE  CONTRARY  IS  A  CRIMINAL
      OFFENSE.

             THE DATE OF THIS PROSPECTUS IS OCTOBER 28, 1996.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary.........................................................   3
The Funds
  Expense Table............................................................   6
  Financial Highlights.....................................................   8
  Investment Objectives and Policies.......................................  11
  Portfolio Instruments and Practices and Associated Risk Factors..........  12
  Investment Limitations...................................................  16
How to Do Business with Us
  How to Purchase Shares...................................................  16
  How to Redeem Shares.....................................................  17
  Conversion of Money Market Fund Class B Shares...........................  21
  How to Exchange Shares...................................................  21
  Dividends and Distributions..............................................  22
Other Information
  Net Asset Value..........................................................  23
  Management...............................................................  23
  Taxes....................................................................  26
  Description of Shares....................................................  27
  Performance..............................................................  28
  Shareholder Account Information..........................................  29

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION, OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY FUNDS DISTRIBUTOR, INC. ("THE DISTRIBUTOR") IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                               PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by the more detailed information appearing in this Prospectus.

INVESTMENT OBJECTIVES

  The Money Market Fund seeks to provide current income consistent with the preservation of capital and liquidity. The Tax-Free Money Market Fund seeks as high a level of current interest income exempt from Federal income taxes as is consistent with maintaining liquidity and stability of principal. The Cash Investment and U.S. Treasury Money Market Funds seek as high a level of current interest income as is consistent with maintaining liquidity and stability of principal.

PRINCIPAL INVESTMENTS

  Each of the Funds invests solely in dollar-denominated debt securities with remaining maturities of 13 months or less and maintains an average dollar-weighted portfolio maturity of 90 days or less.

INVESTMENT PROGRAM

  The Cash Investment Fund and the Money Market Fund invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as bank, commercial and other obligations (including Federal, state and local government obligations) that are available in the money markets. The Tax-Free Money Market Fund invests substantially all its assets in a diversified portfolio of short-term municipal obligations. The U.S. Treasury Money Market Fund invests solely in short-term bonds, bills and notes issued by the U.S. Treasury and in repurchase agreements relating to such obligations. See "Investment Objectives and Policies."

INVESTMENT RISKS AND SPECIAL CONSIDERATIONS

  A Fund's performance per share will change daily based on many factors; including interest rate levels, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions and general market conditions. It is expected that the Funds will maintain a net asset value of $1.00 per share, although there is no assurance that they will be able to do so on a continuous basis. In addition, the Cash Investment Fund may seek to achieve its investment objective through investments in securities of foreign issuers (that involve risks not typically associated with U.S. issuers). There is no assurance that any Fund will achieve its investment objective. See "Portfolio Instruments and Practices and Associated Risk Factors."

CLASS A SHARES

  This Prospectus offers to investors one class of shares of the Munder Funds, Class A Shares. Class A Shares of the Munder Funds are offered at net asset value without an initial sales charge. Class A Shares (as well as Class B and Class C Shares) of the Money Market Fund may be acquired only through an exchange of shares from the corresponding classes of other funds of the Company or Munder. Class A Shares of each Fund pay a 12b-1 fee at the annual rate of
 .25% of the value of average daily net assets. See "How to Purchase Shares."

CLASS B SHARES

  Only the Money Market Fund offers Class B Shares. Class B Shares of the Money Market Fund may be acquired only through an exchange of shares from the corresponding class of another fund of the Company or Munder. Class B Shares that are redeemed within six years of original purchase will be subject to a contingent deferred sales charge ("CDSC") at a maximum rate of 5.00% of the lesser of the shares' net asset value or original purchase price. Class B Shares are subject to 12b-1 servicing and distribution fees at the annual rate of 1.00% of the value of average daily net assets. Class B Shares acquired pursuant to an exchange from a corresponding class of another fund of the Company or Munder will automatically convert to Class A Shares, based on relative net asset value, at the end of six years after the date of original purchase. See "How to Redeem Shares."

CLASS C SHARES

  Only the Money Market Fund offers Class C Shares. Class C Shares of the Money Market Fund may be acquired only through an exchange of shares from the corresponding class of another fund of the Company or Munder. Class C Shares so acquired are subject to a contingent deferred sales charge imposed on certain redemptions of shares made within the first year after the original investment. Class C Shares are subject to 12b-1 servicing and distribution fees at the annual rate of 1.00% of the value of average daily net assets. See "How to Redeem Shares."

PURCHASING SHARES OF THE MUNDER FUNDS

  Class A Shares of each of the Munder Funds are offered continuously and may be purchased from the Distributor through certain broker-dealers and other financial institutions or through the Transfer Agent. See "How to Purchase Shares."

MINIMUM INVESTMENT

  $1,000 minimum investment ($50 through Automatic Investment Plan). $50 minimum for subsequent purchases.

EXCHANGE PRIVILEGES

  Class A Shares of the Munder Funds and Class A, B and C Shares of the Money Market Fund may be exchanged for shares of corresponding classes of other funds of the Company or Munder, subject to any applicable sales charges.

REINVESTMENT

  Automatic reinvestment of dividends and capital gains without a sales charge unless a shareholder elects to receive cash.

OTHER FEATURES

     CLASS A SHARES             CLASS B SHARES            CLASS C SHARES
     --------------             --------------            --------------
Automatic Investment Plan  Automatic Investment Plan Automatic Investment Plan
Automatic Withdrawal Plan  Automatic Withdrawal Plan Automatic Withdrawal Plan
Telephone Exchanges        Telephone Exchanges       Telephone Exchanges
Free Check Writing

DIVIDENDS AND OTHER DISTRIBUTIONS

  Dividends are declared daily and paid monthly for the Funds. Capital gains are distributed at least annually.

NET ASSET VALUE

  Determined twice daily for the Funds on each business day.

REDEEMING SHARES

  Class A Shares of the Munder Funds and the Money Market Fund may be redeemed by mail, telephone or check. Class A Shares of the Munder Funds are redeemable at net asset value. Class B and Class C Shares of the

Money Market Fund may be redeemed by mail or telephone. Class A, B and C Shares of the Money Market Fund are redeemable at net asset value less any applicable CDSC. See "How to Redeem Shares."

INVESTMENT ADVISOR

  As investment advisor for the Funds, Munder Capital Management provides overall investment management for each Fund, provides research and credit analysis, is responsible for all purchases and sales of portfolio securities, maintains records relating to such purchases and sales, and provides reports to the Boards of Trustees and Directors. See "Management--Investment Advisor."

DISTRIBUTOR

  Funds Distributor, Inc.

                                 EXPENSE TABLE

  The tables below set forth certain information concerning shareholder transaction expenses and projected annual fund operating expenses for Class A Shares of the Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund and Class A, Class B and Class C Shares of the Money Market Fund during the current fiscal year. There are no initial sales charges imposed on the purchase of shares of the Funds.

                                                      CLASS A SHARES
                                           ------------------------------------
                                                                       U.S.
                                              CASH      TAX-FREE     TREASURY
                                           INVESTMENT MONEY MARKET MONEY MARKET
                                              FUND        FUND         FUND
                                           ---------- ------------ ------------
Shareholder transaction expenses:
 Maximum sales load on purchases..........    None        None         None
 Maximum sales load on reinvested
  dividends...............................    None        None         None
 Maximum contingent deferred sales charge.    None        None         None
 Redemption fees..........................    None        None         None
 Exchange fees............................    None        None         None
Annual Fund operating expenses:
 (as a percentage of average net assets)
 Advisory fees............................    .35%        .35%         .35%
 12b-1 fees...............................    .25%        .25%         .25%
 Other expenses...........................    .18%        .18%         .19%
                                              ----       -----        -----
 Total Fund Operating Expenses............    .78%        .78%         .79%
                                              ====       =====        =====
                                                    MONEY MARKET FUND
                                           ------------------------------------
                                            CLASS A     CLASS B      CLASS C
                                           ---------- ------------ ------------
Shareholder transaction expenses:
 Maximum sales load on purchases..........    None        None         None
 Maximum sales load on reinvested
  dividends...............................    None        None         None
 Maximum contingent deferred sales charge.    None*      5.00%**      1.00%***
 Redemption Fees..........................    None        None         None
 Exchange Fees............................    None        None         None
Annual Fund Operating Expenses:
 (as a percentage of average net assets)
 Advisory fee.............................    .40%        .40%         .40%
 12b-1 fees...............................    .25%       1.00%+       1.00%+
 Other expenses...........................    .22%        .22%         .22%
                                              ----       -----        -----
 Total Fund Operating Expenses............    .87%       1.62%        1.62%
                                              ====       =====        =====

--------
   *Class A, Class B and Class C Shares are available only pursuant to an exchange of shares from the corresponding classes of other funds of the Company or Munder. A deferred sales charge of 1% is imposed on certain redemptions of Class A Shares in the event that a shareholder redeems the shares within one year following the initial investment in the corresponding class of the Company or Munder. A deferred sales charge of 1% is assessed on certain redemptions of Class A Shares acquired through the exchange of Class A Shares of the Company purchased on or before June 27, 1995 as part of an investment of $500,000 or more. See "How to Redeem Shares."
  **Maximum CDSC applicable to Class B Shares. Class B Shares acquired through the exchange of Class B Shares of the Company purchased on or before June 27, 1995 are subject to a different CDSC schedule. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares." Waivers of CDSC are described under "How to Redeem Shares."
 ***A deferred sales charge of 1% is assessed on redemptions made within the first year following the initial investment in Class C Shares.

   +Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the National Association of Securities Dealers, Inc.

  "Other expenses" in the above tables include administrator fees, custodial fees, legal and accounting fees, printing costs, registration fees, fees for any portfolio valuation service, the cost of regulatory compliance, the costs of maintaining the Fund's legal existence and the costs involved with communicating with shareholders.

  With respect to each Fund, the amount of "Other Expenses" in the tables above is based on amounts incurred during the most recent fiscal year. See "Management" in this Prospectus and the financial statements and related notes incorporated by reference in the Statement of Additional Information for a further description of the Funds' operating expenses and of the nature of the services for which a Fund is obligated to pay advisory fees. Any fees charged by institutions directly to customer accounts for services provided in connection with investments in shares of the Funds are in addition to the expenses shown in the above Expense Tables and Examples shown below. The Transfer Agent may deduct a wire redemption fee of $7.50 for wire redemptions under $5,000.

 Example

  An investor would pay the following expenses on a $1,000 investment in Class A Shares of the Funds, assuming (1) a hypothetical 5% annual return and (2) redemption at the end of the following time periods:

                                                         CLASS A SHARES
                                                 -------------------------------
                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Cash Investment Fund............................  $ 8     $25     $43     $ 97
Money Market Fund...............................  $ 9     $28     $48     $107
Tax-Free Money Market Fund......................  $ 8     $25     $43     $ 97
U.S. Treasury Money Market Fund.................  $ 8     $25     $44     $ 98

  An investor would pay the following expenses on a $1,000 investment in Class B Shares (subject to the maximum CDSC), assuming (1) a hypothetical 5% annual return and (2) redemption at the end of the following time periods and (3) no redemption at the end of the following time periods:

                                                 CLASS B SHARES
                         ---------------------------------------------------------------
                             1 YEAR          3 YEARS         5 YEARS        10 YEARS*
                         --------------- --------------- --------------- ---------------
                                   NO              NO              NO              NO
                         REDEMP- REDEMP- REDEMP- REDEMP- REDEMP- REDEMP- REDEMP- REDEMP-
                          TION    TION    TION    TION    TION    TION    TION    TION
                         ------- ------- ------- ------- ------- ------- ------- -------
Money Market Fund.......   $66     $16    $101     $51    $138     $88    $107    $107

--------
   *Reflects conversion of Class B Shares to Class A Shares (which pay lower ongoing expenses) approximately six years after date of original purchase. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares." Class B Shares acquired through the exchange of Class B Shares of the Company purchased on or before June 27, 1995 are subject to a different CDSC schedule. See "How to Redeem Shares--Contingent Deferred Sales Charge-- Class B Shares."

  An investor would pay the following expenses on a $1,000 investment in Class C Shares (subject to the maximum CDSC), assuming (1) a hypothetical 5% annual return, (2) redemption at the end of the following time periods and (3) no redemption at the end of one year:

                                                  CLASS C SHARES
                                  ----------------------------------------------
                                         1 YEAR
                                  ---------------------
                                                 NO
                                  REDEMPTION REDEMPTION 3 YEARS 5 YEARS 10 YEARS
                                  ---------- ---------- ------- ------- --------
Money Market Fund................    $26        $16       $51     $88     $192

  Because of the Rule 12b-1 fees paid by the Money Market Fund in the above tables, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

  The foregoing Expense Tables and Examples are intended to assist investors in understanding the various shareholder transaction expenses and operating expenses of the Funds that investors bear either directly or indirectly.

  THE EXAMPLES SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                             FINANCIAL HIGHLIGHTS

  The following financial highlights are derived from the Funds' Financial Statements audited by Ernst & Young LLP, independent auditors, except that, for periods ended prior to June 30, 1995 for the Money Market Fund, such financial highlights are derived from the financial statements audited by another independent auditor. No fees for distribution and support services under the "Class A Plan" (as defined below) were paid by the Munder Funds for the periods through December 31, 1993. The following data should be read in conjunction with the financial statements, related notes, and other financial information incorporated by reference in the Statement of Additional Information. Further information about the Funds, including financial information with respect to the Funds' other classes of shares is contained in the Funds' Annual Reports to Shareholders dated June 30, 1996, which may be obtained without charge by calling (800) 438-5789.

                                       CASH INVESTMENT FUND
                         ------------------------------------------------------
                           YEAR      PERIOD                  YEAR      PERIOD
                          ENDED      ENDED       YEAR ENDED  ENDED     ENDED
                         6/30/96   6/30/95(A)    2/28/95(D) 2/28/94  2/28/93(E)
                         CLASS A    CLASS A       CLASS A   CLASS A   CLASS A
                         --------  ----------    ---------- -------  ----------
Net Asset Value,
 Beginning of Period.... $   1.00   $  1.00       $  1.00   $  1.00    $ 1.00
                         --------   -------       -------   -------    ------
Income from Investment
 Operations:
 Net investment income..    0.049     0.018         0.039     0.026     0.007
                         --------   -------       -------   -------    ------
 Total from investment
  operations............    0.049     0.018         0.039     0.026     0.007
                         --------   -------       -------   -------    ------
Less Distributions:
 Dividends from net
  investment income.....   (0.049)   (0.018)       (0.039)   (0.026)   (0.007)
                         --------   -------       -------   -------    ------
 Total distributions....   (0.049)   (0.018)       (0.039)   (0.026)   (0.007)
                         --------   -------       -------   -------    ------
Net Asset Value, End of
 Period................. $   1.00   $  1.00       $  1.00   $  1.00    $ 1.00
                         ========   =======       =======   =======    ======
 Total Return(b)........     5.02%     1.78%         3.97%     2.68%     0.69%
                         ========   =======       =======   =======    ======
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands). $116,622   $52,530       $40,239   $32,913    $2,296
 Ratio of operating
  expenses to average
  net assets............     0.78%     0.77%(c)      0.80%     0.59%     0.53%(c)
 Ratio of net investment
  income to average net
  assets................     4.88%     5.39%(c)      4.02%     2.68%     2.79%(c)
 Ratio of operating
  expenses to average
  net assets without
  waivers...............     0.78%     0.79%(c)      0.83%     0.64%     0.58%(c)
 Net investment income
  per share without
  waivers............... $  0.049   $ 0.018       $ 0.039   $ 0.026    $0.007

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day in February.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) The Munder Cash Investment Fund Class A Shares commenced operations on December 1, 1992.

                                          MONEY MARKET FUND(A)
                            -----------------------------------------------------
                            PERIOD ENDED   YEAR ENDED PERIOD ENDED   PERIOD ENDED
                             6/30/96(G)     6/30/96   6/30/95(B,C)   12/31/94(G)
                              CLASS A       CLASS B     CLASS B        CLASS B
                            ------------   ---------- ------------   ------------
Net Asset Value, Beginning
 of Period................    $  1.00       $  1.00     $  1.00        $  1.00
                              -------       -------     -------        -------
Income from Investment
 Operations:
 Net investment income....      0.048         0.041       0.020          0.030
                              -------       -------     -------        -------
 Total from investment
  operations..............      0.048         0.041       0.020          0.030
                              -------       -------     -------        -------
Less Distributions:
 Dividends from net
  investment income.......     (0.048)       (0.041)     (0.020)        (0.030)
                              -------       -------     -------        -------
 Total distributions......     (0.048)       (0.041)     (0.020)        (0.030)
                              -------       -------     -------        -------
Net Asset Value, End of
 Period...................    $  1.00       $  1.00     $  1.00        $  1.00
                              =======       =======     =======        =======
 Total Return(d)..........       4.83%         4.13%       1.99%          2.97%
                              =======       =======     =======        =======
Ratios to Average Net
 Assets/Supplemental Data
 Net assets, end of period
  (in thousands)..........    $    23       $   124     $   371        $   501
 Ratio of operating
  expenses to average net
  assets..................       0.87%(e)      1.62%       1.60%(e)       1.60%(e)
 Ratio of net investment
  income to average net
  assets..................       4.84%(e)      4.09%       4.46%(e)       3.36%(e)
 Ratio of operating
  expenses to average net
  assets without waivers..       0.87%(e)      1.62%       1.66%(e)       3.34%(e)
 Net investment income per
  share without
  waivers(f)..............    $ 0.048       $ 0.041     $ 0.020        $ 0.030

--------

(a) The Fund is authorized to issue Class C Shares. As of June 30, 1996, the Fund had not begun selling Class C Shares.

(b) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31.

(c) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.
(d) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.
(e) Annualized.

(f) Amounts for periods prior to June 30, 1995 are unaudited.

(g) The Munder Money Market Fund Class A and Class B Shares commenced operations on July 3, 1995 and February 16, 1994, respectively.

                                     TAX-FREE MONEY MARKET FUND
                          ----------------------------------------------------
                           YEAR      PERIOD                 YEAR      PERIOD
                           ENDED     ENDED      YEAR ENDED  ENDED     ENDED
                          6/30/96  6/30/95(A)   2/28/95(D) 2/28/94  2/28/93(E)
                          CLASS A   CLASS A      CLASS A   CLASS A   CLASS A
                          -------  ----------   ---------- -------  ----------
Net Asset Value,
 Beginning of Period..... $  1.00    $ 1.00       $ 1.00   $ 1.00     $ 1.00
                          -------    ------       ------   ------     ------
Income from Investment
 Operations:
 Net investment income...   0.029     0.011        0.023    0.020      0.006
                          -------    ------       ------   ------     ------
 Total from investment
  operations.............   0.029     0.011        0.023    0.020      0.006
                          -------    ------       ------   ------     ------
Less Distributions:
 Dividends from net
  investment income......  (0.029)   (0.011)      (0.023)  (0.020)    (0.006)
                          -------    ------       ------   ------     ------
 Total distributions.....  (0.029)   (0.011)      (0.023)  (0.020)    (0.006)
                          -------    ------       ------   ------     ------
Net Asset Value, End of
 Period.................. $  1.00    $ 1.00       $ 1.00   $ 1.00     $ 1.00
                          =======    ======       ======   ======     ======
 Total Return(b).........    2.89%     1.09%        2.33%    1.99%      0.60%
                          =======    ======       ======   ======     ======
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands).. $10,582    $8,530       $4,539   $4,525     $  761
 Ratio of operating
  expenses to average net
  assets.................    0.78%     0.79%(c)     0.80%    0.58%      0.52%(c)
 Ratio of net investment
  income to average net
  assets.................    2.89%     3.26%(c)     2.29%    1.95%      2.06%(c)
 Ratio of operating
  expenses to average net
  assets without waivers.    0.80%     0.84%(c)     0.85%    0.63%      0.57%(c)
 Net investment income
  per share without
  waivers................ $ 0.029    $0.011       $0.023   $0.019     $0.005

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day in February.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) The Munder Tax-Free Money Market Fund Class A Shares commenced operations on November 29, 1992.

                                    U.S. TREASURY MONEY MARKET FUND
                            ----------------------------------------------------
                             YEAR      PERIOD                 YEAR      PERIOD
                             ENDED     ENDED      YEAR ENDED  ENDED     ENDED
                            6/30/96  6/30/95(A)   2/28/95(D) 2/28/94  2/28/93(E)
                            CLASS A   CLASS A      CLASS A   CLASS A   CLASS A
                            -------  ----------   ---------- -------  ----------
Net Asset Value, Beginning
 of Period................  $ 1.00     $ 1.00       $ 1.00   $ 1.00     $ 1.00
                            ------     ------       ------   ------     ------
Income from Investment
 Operations:
 Net investment income....   0.047      0.017        0.037    0.025      0.007
                            ------     ------       ------   ------     ------
 Total from investment
  operations..............   0.047      0.017        0.037    0.025      0.007
                            ------     ------       ------   ------     ------
Less Distributions:
 Dividends from net
  investment income.......  (0.047)    (0.017)      (0.037)  (0.025)    (0.007)
                            ------     ------       ------   ------     ------
 Total distributions......  (0.047)    (0.017)      (0.037)  (0.025)    (0.007)
                            ------     ------       ------   ------     ------
Net Asset Value, End of
 Period...................  $ 1.00     $ 1.00       $ 1.00   $ 1.00     $ 1.00
                            ======     ======       ======   ======     ======
 Total Return(b)..........    4.77%      1.72%        3.72%    2.57%      0.74%
                            ======     ======       ======   ======     ======
Ratios to Average Net
 Assets/Supplemental Data:
 Net assets, end of period
  (in thousands)..........  $1,620     $1,117       $3,815   $  725     $   43
 Ratio of operating
  expenses to average net
  assets..................    0.79%      0.80%(c)     0.80%    0.61%      0.53%(c)
 Ratio of net investment
  income to average net
  assets..................    4.64%      5.13%(c)     3.63%    2.53%      2.61%(c)
 Ratio of operating
  expenses to average net
  assets without waivers..    0.81%      0.85%(c)     0.85%    0.66%      0.58%(c)
 Net investment income per
  share without waivers...  $0.047     $0.017       $0.036   $0.025     $0.003

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day in February.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) The Munder U.S. Treasury Money Market Fund Class A Shares commenced operations on November 24, 1992.

                      INVESTMENT OBJECTIVES AND POLICIES

  This Prospectus describes the Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund offered by the Company and the Money Market Fund offered by Munder. Purchasing shares of any Fund should not be considered a complete investment program, but an important segment of a well-diversified investment program.

  The investment objective of each of the Cash Investment Fund and U.S. Treasury Money Market Fund is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The investment objective of the Tax-Free Money Market Fund is to provide as high a level of current interest income exempt from Federal income taxes as is consistent with maintaining liquidity and stability of principal. The investment objective of the Money Market Fund is to provide current income consistent with the preservation of capital and liquidity. The Money Market Fund's investment objective is a fundamental policy and may not be changed without the authorization of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding shares.

  Each Fund seeks to maintain a stable net asset value of $1.00 per share, although there is no assurance that they will be able to do so on a continuous basis. In pursuing its investment objective, the Cash Investment Fund and the Money Market Fund each may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as bank, commercial and other obligations (including Federal, state and local government obligations) that are available in the money markets. The instruments in which the Cash Investment Fund and the Money Market Fund may invest are described below under "Portfolio Instruments and Practices and Associated Risk Factors." The Tax-Free Money Market Fund seeks to achieve its investment objective by investing substantially all of its assets in a diversified portfolio of short-term, U.S. dollar-denominated municipal obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular Federal income tax. The U.S. Treasury Money Market Fund seeks to achieve its objective by investing solely in short-term bonds, bills and notes issued by the U.S. Treasury (including "stripped" securities as described under "Portfolio Instruments and Practices and Associated Risk Factors"), and in repurchase agreements relating to such obligations.

  Securities acquired by the Funds will be "Eligible Securities" as defined by the SEC. Eligible Securities consist of securities that are determined by the Advisor, under guidelines established by the Boards of Trustees and Directors, to present minimal credit risks.

  Assets of the Funds will be invested solely in dollar-denominated debt securities with remaining maturities of 397 days or less as defined by the SEC (although securities subject to repurchase agreements, variable and floating rate securities and certain other securities may bear longer maturities), and the dollar-weighted average portfolio maturity of each Fund will not exceed 90 days.

  Although the Cash Investment Fund, Money Market Fund and U.S. Treasury Money Market Fund expect under normal market conditions to be as fully invested as possible, each Fund may hold uninvested cash pending investment of late payments for purchase orders (or other payments) or during temporary defensive periods. Uninvested cash will not earn income. In general, investments in the Cash Investment Fund, Money Market Fund and U.S. Treasury Money Market Fund will not earn as high a level of current income as longer-term or lower quality securities. Longer-term and lower quality securities, however, generally have less liquidity, greater market risk and more fluctuation in market value.

  Although the Tax-Free Money Market Fund may invest more than 25% of its net assets in municipal revenue obligations the interest on which is paid solely from revenues of similar projects, the Tax-Free Money Market Fund does not intend to do so on a regular basis. If it does, the Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects to a greater extent than it would be if its assets were not so concentrated.

  Except during temporary defensive periods at least 80% of the net assets of the Tax-Free Money Market Fund will be invested in municipal obligations, the interest on which is exempt from regular Federal income tax. This policy is fundamental and may be changed only with shareholder approval. A portion of the Tax-Free Money Market Fund's dividends may be subject to Federal alternative minimum tax. See "Taxes."

        PORTFOLIO INSTRUMENTS AND PRACTICES AND ASSOCIATED RISK FACTORS

  Corporate Obligations. The Cash Investment Fund may purchase commercial paper and corporate bonds that meet the applicable quality and maturity limitations. Commercial paper may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Money Market Fund may purchase commercial paper, other short-term obligations and variable rate master demand notes, bond debentures and notes.

  Bank Obligations. The Cash Investment Fund and Money Market Fund may purchase U.S. dollar-denominated bank obligations, including certificates of deposit, bankers' acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. See "Foreign Securities" for a discussion of the risks associated with investments in obligations of foreign banks and foreign branches of domestic banks. The Cash Investment Fund and Money Market Fund will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured. Investments by a Fund in the obligations of foreign banks and foreign branches of domestic banks will not exceed 25% of the Fund's total assets at the time of investment. Foreign bank obligations include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs"), Canadian Time Deposits ("CTDs"), Schedule Bs, Yankee Certificates of Deposit ("Yankee CDs") and Yankee Bankers' Acceptances ("Yankee BAs"). A discussion of these obligations appears in the Statement of Additional Information under "Additional Information on Portfolio Investments--Non-Domestic Bank Obligations."

  Asset-Backed Securities. Subject to applicable maturity and credit criteria, the Cash Investment Fund may purchase asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current market rates and current conditions in the relevant housing markets. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent that a Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of premium paid.

  U.S. Government Obligations. The Cash Investment Fund, Money Market Fund and U.S. Treasury Money Market Fund may purchase obligations issued or guaranteed by the U.S. Government and, except in the case of the U.S. Treasury Money Market Fund, U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury, others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

  Stripped Securities. The Cash Investment, Money Market and Tax-Free Money Market Funds may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATS) and also may purchase Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their "face value" and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The U.S. Treasury Money Market Fund may purchase only U.S. Treasury issued stripped securities. Investments by the U.S. Treasury Money Market Fund in such instruments, other than those recorded in the Federal Reserve book-entry record keeping system, will not exceed 35% of the Fund's total assets at the time of purchase. Stripped securities will normally be considered illiquid investments and will be acquired subject to the limitation on illiquid investments unless determined to be liquid under guidelines established by the Board of Trustees/Directors.

  Types of Municipal Obligations. The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  Municipal obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer. The Advisor does not intend to invest more than 25% of the Tax-Free Money Market Fund's total assets on a regular basis in securities whose issuers are in the same state.

  Repurchase Agreements. The Cash Investment, Money Market and U.S. Treasury Money Market Funds may agree to purchase securities from financial institutions such as member banks of the Federal Reserve System, any foreign bank or domestic or foreign broker/dealer which is recognized as a reporting government securities dealer subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in 397 days. The Advisor will continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations, except with respect to repurchase agreements secured by U.S. Government securities.

  Reverse Repurchase Agreements. The Cash Investment and U.S. Treasury Money Market Funds may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

  Borrowing. The Funds are authorized to borrow money in amounts up to 5% of the value of each Fund's total assets at the time of such borrowing for temporary purposes. However, a Fund is authorized to borrow money in amounts up to 33 1/3% of its assets, as permitted by the 1940 Act, for the purpose of meeting redemption requests. Borrowing by a Fund creates an opportunity for greater total return but, at the same time, increases exposure to capital risk. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. However, a Fund will not purchase portfolio securities while borrowings exceed 5% of a Fund's total assets. For more detailed information with respect to the risks associated with borrowing, see the heading "Borrowing" in the Statement of Additional Information.

  Lending of Portfolio Securities. To enhance the return on its portfolio, each of the Funds may lend securities in its portfolio (subject to a limit of 25% of each Munder Fund's total assets; and 33 1/3% of the Money Market Fund's total assets) to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time, and the Funds will receive any interest or dividends paid on the loaned securities. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. The risk in lending portfolio securities, as with other extensions of credit, consists of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In determining whether the Funds will lend securities, the Advisor will consider all relevant facts and circumstances. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor has determined are creditworthy under guidelines established by the Boards of Trustees and Directors.

  Variable and Floating Rate Securities. Each Fund may purchase variable and floating rate securities which may have stated maturities in excess of the Fund's maturity limitations but are deemed to have shorter maturities because the Fund can demand payment of the principal of the securities at least once within such periods on not more than thirty days' notice (this demand feature is not required if the securities is guaranteed by the U.S. Government or an agency or instrumentality thereof). These securities may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate securities will be determined by the Advisor to be of comparable quality at the time of purchase to rated instruments purchasable by a Fund. The absence of an active secondary market, however, could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaulted or during periods that the Fund is not entitled to exercise its demand rights. Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

  Guaranteed Investment Contracts. The Cash Investment Fund may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, the Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. The Fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to the limitation on illiquid investments.

  Investment Company Securities. In connection with the management of their daily cash positions, the Funds may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (i.e., "money market funds"). Securities of other investment companies will be acquired within limits prescribed by the 1940 Act. These limitations, among other matters, restrict investments in securities of other investment companies to no more than 10% of the value of a Fund's total assets, with no more than 5% invested in the securities of any one investment company. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses a Fund bears directly in connection with its own operations.

  When-Issued Purchases and Forward Commitments. Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. Each Fund will establish a segregated account consisting of cash, U.S. Government securities or other high-grade debt obligations in an amount equal to the amount of its when-issued purchases and forward commitments. Each Fund's when-issued purchases and forward purchase commitments are not expected to exceed 25% of the value of the particular Fund's total assets absent unusual market conditions. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

  Foreign Securities. The Cash Investment Fund may invest up to 10% of its total assets in the securities of foreign issuers. There are certain risks and costs involved in investing in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities involve higher costs than investment in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and record keeping requirements.

  Illiquid Securities. Each Fund will not invest more than 10% of the value of its net assets (determined at the time of acquisition) in securities that are illiquid. If, after the time of acquisition, events cause this limit to be exceeded, a Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with policies of the SEC. Subject to this limitation are repurchase agreements and time deposits which do not provide for payment within seven days. Each Fund may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). Each Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors which agree that it is purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors by the Funds through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within a Fund's limitation on investments in illiquid securities. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Board of Trustees/Directors.

  Temporary Investments. The Tax-Free Money Market Fund may hold uninvested cash if, in the opinion of the Advisor, suitable obligations bearing tax-exempt interest are unavailable. Uninvested cash will not earn income. In addition, the Tax-Free Money Market Fund may invest from time to time, to the extent consistent with its investment objective, a portion of its assets on a temporary basis or for temporary defensive purposes in short-term money market instruments ("Temporary Investments"), the income from which is subject to Federal income tax.

  Temporary Investments will generally not exceed 20% of the total assets of the Tax-Free Money Market Fund, except when made for temporary defensive purposes, and may include obligations of the U.S. Government or its agencies or instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest categories of either Moody's Investor Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"); certificates of deposit of bankers' acceptances of domestic branches of U.S. banks with total assets at the time of purchase of $1 billion or more; and repurchase agreements with respect to such obligations.

  Portfolio Transactions. All orders for the purchase or sale of securities on behalf of a Fund are placed by the Advisor with broker/dealers or other institutions that the Advisor selects. Short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income.

                             INVESTMENT LIMITATIONS

  The investment objective and policies of a Munder Fund may be changed by the Company's Board of Trustees without shareholder approval. However, shareholders will be notified in writing at least thirty days in advance of any such material change, except where advance notice is not required. The investment objective of the Money Market Fund is a fundamental policy and may not be changed without authorization of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding shares. No assurance can be provided that a Fund will achieve its investment objective.

  Each Fund has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Fund" (as defined in the Statement of Additional Information). These fundamental investment policies are set forth in full in the Statement of Additional Information.

                             HOW TO PURCHASE SHARES

GENERAL

  This Prospectus offers to investors one class of shares of the Munder Funds, Class A Shares. Class A Shares of the Munder Funds are sold without a sales charge. The Money Market Fund offers Class A, Class B and Class C Shares which may be acquired only through an exchange of shares of the corresponding classes of another fund of the Company or Munder.

  Shares of the Funds are sold on a continuous basis and may be purchased on any day the New York Stock Exchange is open for business (a "Business Day") through authorized investment dealers or directly from Funds Distributor, Inc. (the "Distributor") or the Transfer Agent. Only the Distributor and investment dealers which have a sales agreement with the Distributor are authorized to sell shares of the Funds. The Distributor is a registered broker/dealer with principal offices at 60 State Street, Boston, Massachusetts 02109.

  Shares will be credited to a shareholder's account at the net asset value next computed after an order is received by the Distributor or a dealer. The issuance of shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for the fractional shares. The Funds' management reserves the right to reject any purchase order if in its opinion, it is in the Funds' best interest to do so and to suspend the offering of shares of any class for any period of time.

  The minimum initial investment for purchases of shares of each Fund is $1,000 and subsequent investments must be at least $50.

  An account may be opened by mailing a check or other negotiable bank draft (payable to The Munder Funds) for $1,000 or more for Class A Shares of the Munder Funds with a completed and signed Account Application Form to The Munder Funds, c/o First Data, P.O. Box 5130, Westborough, Massachusetts 01581-5130. An Account Application Form may be obtained by calling (800) 438-5789. All such investments are made at the net asset value of the Munder Fund shares next computed following receipt of payment by the Transfer Agent. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Transfer Agent to the shareholder's address of record.

  The completed investment application must indicate a valid taxpayer identification number and must be certified as such. Failure to provide a certified taxpayer identification number may result in backup withholding at the rate of 31%. Additionally, investors may be subject to penalties if they falsify information with respect to their taxpayer identification numbers.

  In addition, investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of a Fund by requesting their bank to transmit funds by wire to Boston Safe Deposit and Trust Company, Boston, MA, ABA #011001234, DDA #16-798-3, Fund Name, Shareholder Account Number, Account of (Registered Shareholder). Before wiring any funds, an investor must contact the Fund by calling (800) 438-5789 to confirm the wire instructions. The investor's name, account number, taxpayer identification or social security number, and address must be specified in the wire. In addition, an Account Application Form containing the investor's taxpayer identification number should be forwarded within seven days of purchase to The Munder Funds, c/o First Data, P.O. Box 5130, Westborough, Massachusetts 01581-5130.

  Additional investments may be made at any time through the wire procedures described above, which must include the investor's name and account number. The investor's bank may impose a fee for investments by wire.

AUTOMATIC INVESTMENT PLAN ("AIP")

  An investor in Class A Shares of the Munder Funds may arrange for periodic investments in that Fund through automatic deductions from a checking or savings account by completing the AIP application form. The minimum pre-authorized investment amount is $50.

  Pursuant to the Funds' Variable Pricing System, each Munder Fund issues two additional classes of shares, Class K and Class Y Shares, and the Money Market Fund issues Class Y Shares, in addition to the Classes described in this Prospectus. Class K and Class Y Shares have different sales charges and expense levels, which will affect performance. Investors may call (800) 438-5789 to obtain more information concerning Class K and Class Y Shares.

                              HOW TO REDEEM SHARES

  Generally, shareholders may require a Fund to redeem their shares by sending a written request, signed by the record owner(s), to The Munder Funds, c/o First Data, P.O. Box 5130, Westborough, Massachusetts 01581-5130.

SIGNATURE GUARANTEE

  If the proceeds of the redemption are greater than $50,000, or are to be paid to someone other than the registered holder, or to other than the shareholder's address of record, or if the shares are to be transferred, the owner's signature must be guaranteed by a commercial bank, trust company, savings association or credit union as defined by the Federal Deposit Insurance Act, or by a securities firm having membership on a recognized national securities exchange. If the proceeds of the redemption are less than $50,000, no signature guarantees are required for shares for which certificates have not been issued when an application is on file with the Transfer Agent and payment is to be made to the shareholder of record at the shareholder's address of record. The redemption price shall be the net asset value per share next computed after receipt of the redemption request in proper order. See "Net Asset Value." Redemption proceeds will be reduced by the amount of any CDSC applicable to Class A, B and C Shares of the Money Market Fund.

EXPEDITED REDEMPTION

  In addition, a shareholder redeeming at least $1,000 of shares and who has authorized expedited redemption on the application form filed with the Transfer Agent may, at the time of such redemption, request that funds be mailed to the commercial bank or registered broker-dealer previously designated on the application form by telephoning the Fund at (800) 438-5789 prior to 12:00 p.m. New York City time. Redemption proceeds will be sent on the next business day following receipt of the telephone redemption request. If a shareholder seeks to use an expedited method of redemption of shares recently purchased by check, the Fund may withhold the redemption proceeds until it is reasonably assured of the collection of the check representing the purchase, which may take up to 15 days.

  The Company, Munder, the Distributor and the Transfer Agent reserve the right at any time to suspend or terminate the expedited redemption procedure or to impose a fee for this service. During periods of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone redemptions. The Transfer Agent has instituted procedures that it believes are reasonably designed to insure that redemption instructions communicated by telephone are genuine, and could be liable for losses caused by unauthorized or fraudulent instructions in the absence of such procedures. The procedures currently include a recorded verification of the shareholder's name, social security number and account number, followed by the mailing of a statement confirming the transaction, which is sent to the address of record. If these procedures are followed, neither the Company, Munder, the Distributor nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone redemptions effected upon instructions believed by them to be genuine. Redemption proceeds will be mailed only according to the previously established instructions.

  The Funds ordinarily will make payment for all shares redeemed within seven business days after the receipt of the redemption request by the Transfer Agent in proper form. However, the right of redemption and payment of redemption proceeds are subject to suspension for any period during which the New York Stock Exchange is closed, or when trading on the New York Stock Exchange is restricted as determined by the SEC; during any period when an emergency as defined by the rules and regulations of the SEC exists; or during any period when the SEC has by order permitted such suspension.

  There is no minimum for telephone redemptions paid by check. However the Transfer Agent may deduct its current wire fee from the principal in the shareholders account for wire redemptions under $5,000. As of the date of this Prospectus, this fee was $7.50 for each wire redemption. There is no charge for wire redemptions of $5,000 or more.

  No redemption fee is charged for the redemption of Shares, but a contingent deferred sales charge is imposed on certain redemptions of Class A, Class B and Class C Shares of the Money Market Fund as described below.

REDEMPTION BY CHECK

  Free check writing is available with respect to Class A Shares of the Funds. With this service, a shareholder may write checks in the amount of $500 or more. To obtain checks, a shareholder must complete the Signature Card Section of the Account Application Form. To establish this check writing service after opening an account, the shareholder must contact the Transfer Agent or his or her broker to obtain an Account Application Form. Upon 30 days' prior written notice to shareholders, the check writing privilege may be modified or terminated. An investor cannot close an account in a Fund by writing a check.

INVOLUNTARY REDEMPTION

  The Funds may involuntarily redeem an investor's shares if the net asset value of such shares is less than $500, provided that involuntary redemptions will not result from fluctuations in the value of an investor's shares. An investor may be notified that the value of the investor's account is less than $500, in which case the investor would be allowed 60 days to make an additional investment before the redemption is processed.

AUTOMATIC WITHDRAWAL PLAN ("AWP")

  The Funds offer an Automatic Withdrawal Plan which may be used by holders of Class A Shares of the Funds and Class B and Class C Shares of the Money Market Fund, who wish to receive regular distributions from their accounts. Upon commencement of the AWP, the account must have a current value of $2,500 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more on a monthly, quarterly, semi-annual, or annual basis. Automatic withdrawals are normally processed on the 20th day of the applicable month or, if such day is not a day the New York Stock Exchange is open for business, on the next business day and are paid promptly thereafter. An investor may utilize the AWP by completing the AWP Application Form available through the Transfer Agent.

  Shareholders should realize that if withdrawals exceed capital appreciation and/or income dividends their invested principal in the account will be depleted. Thus, depending upon the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the AWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the AWP at any time, upon written notice to the Transfer Agent. Class B and Class C Shares, if any, that are redeemed in connection with the AWP are still subject to the applicable CDSC.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

  Money Market Fund Class B Shares that are redeemed within six years of original purchase will be subject to a CDSC as set forth below. A CDSC payable to the Distributor is imposed on any redemption of shares that causes the current value of a shareholder's account to fall below the dollar amount of all payments by the shareholder for the purchase of shares during the preceding six years.

  The CDSC will be waived for certain exchanges as described below. In addition, Money Market Fund Class B Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents (1) reinvestment of dividends or capital gains distributions, (2) shares held more than six years, or (3) capital appreciation of shares redeemed. In determining the applicability and rate of any CDSC, it will be assumed that a redemption of Class B Shares is made first of shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then of remaining shares held by the shareholders for the longest period of time. The purchase payment from which a redemption is made is assumed to be the earliest purchase payment from which a full redemption has not already been effected. Since Class B Shares may only be acquired through the exchange of Class B Shares of other funds of the Company and Munder, the holding period of Class B Shares of the Money Market Fund will be calculated from the date that the original Class B Shares were initially purchased.

  The amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of shares subject to the charge at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:

                                                             CONTINGENT DEFERRED
                                                              SALES CHARGE AS A
                                                              PERCENTAGE OF THE
                                                             LESSER OF NET ASSET
                                                             VALUE AT REDEMPTION
                                                               OR THE ORIGINAL
      YEAR SINCE PURCHASE                                      PURCHASE PRICE
      -------------------                                    -------------------
      First.................................................        5.00%
      Second................................................        4.00%
      Third.................................................        3.00%
      Fourth................................................        3.00%
      Fifth.................................................        2.00%
      Sixth.................................................        1.00%
      Seventh...............................................        0.00%

  For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares. The amount of any CDSC will be paid to the Distributor.

  Money Market Fund Class B Shares acquired through the exchange of Class B Shares of other funds of the Company purchased on or before June 27, 1995 will be subject to a CDSC calculated by multiplying the net asset value of shares subject to the CDSC at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:

                                                       CONTINGENT DEFERRED SALES
                                                              CHARGE AS A
                                                       PERCENTAGE OF THE LESSER
                                                         OF NET ASSET VALUE AT
                                                           REDEMPTION OR THE
      REDEMPTION DURING                                 ORIGINAL PURCHASE PRICE
      -----------------                                -------------------------
      1st Year Since Purchase.........................           4.00%
      2nd Year Since Purchase.........................           4.00%
      3rd Year Since Purchase.........................           3.00%
      4th Year Since Purchase.........................           3.00%
      5th Year Since Purchase.........................           2.00%
      6th Year Since Purchase.........................           1.00%

  The CDSC will be waived for certain exchanges, as described below. In addition, the CDSC payable with respect to Class B Shares of the Money Market Fund will be waived in the following circumstances: (1) total or partial redemptions made within one year following the death of a shareholder or registered joint owner; (2) minimum required distributions made in connection with an IRA or other retirement plan following attainment of age 70 1/2 and
(3) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily. The CDSC will be waived with respect to Money Market Fund Class B Shares acquired through the exchange of Class B Shares of other funds of the Company purchased on or before June 27, 1995 in the following circumstances: (1) total or partial redemptions made within one year following the death or disability of a shareholder or registered joint owner; (2) minimum required distributions made in connection with an IRA or other retirement plan following attainment of age 59 1/2; and (3) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily.

  The CDSC will be waived on the following types of redemptions with respect to Money Market Fund Class B Shares acquired through the exchange of Class B Shares of other funds of the Company purchased on or before June 27, 1995: (1) redemptions by investors who have invested a lump sum amount of $1 million or more in the Fund; (2) redemptions by the officers, directors, and employees of the Advisor or the Distributor and such persons' immediate families; (3) dealers or brokers who have a sales agreement with the Distributor, for their own accounts, or for retirement plans for their employees or sold to registered representatives or full time employees (and their families) that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families); (4) involuntary redemptions effected pursuant to the Fund's right to liquidate shareholder accounts having an aggregate net asset value of less than $500; and (5) redemptions the proceeds of which are reinvested in the Fund within 90 days of the redemption.

CONTINGENT DEFERRED SALES CHARGE--CLASS A AND CLASS C SHARES OF THE MONEY MARKET FUND

  A CDSC of 1% applies to certain redemptions of such shares made within the first year after investing. If a shareholder within one year after the date of original purchase redeems any Money Market Fund Class A Shares acquired through the exchange of Class A Shares of a fund of Munder or the Company that were purchased without a sales charge in connection with an investment of $1,000,000 or more, a CDSC of 1% of the lower of the original purchase price or the net asset value of such shares at the time of redemption will be charged. Class C Shares of the Money Market Fund acquired pursuant to an exchange from a corresponding class of a Fund of the Company or Munder are also subject to a contingent deferred sales charge of 1% on redemptions within the first year after the original investment.

  No charge is imposed to the extent that the net asset value of the shares redeemed does not exceed (a) the current net asset value of shares purchased through reinvestment of dividends or capital gain distributions plus

(b) the current net asset value of shares purchased more than one year prior to the redemption, plus (c) increases in the net asset value of the shareholder's shares above the purchase payments made during the preceding one year. The same waivers as are available with respect to the CDSC on Class B Shares of the Money Market Fund also apply to the CDSC on Class A and Class C Shares.

  The holding period of Class A or Class C Shares of the Money Market Fund acquired through an exchange of the corresponding class of shares of a fund of Munder or the Company will be calculated from the date that the Class A or Class C Shares of the fund were initially acquired.

  See the Statement of Additional Information for further information regarding redemption of Fund shares.

  Money Market Fund Class A Shares acquired through the exchange of Class A Shares of a fund of the Company purchased on or before June 27, 1995 without a sales charge by reason of a purchase of $500,000 or more are subject to a CDSC of 1.00% of the lower of the original purchase price or the net asset value at the time of redemption if such shares are redeemed within two years of the date of purchase. Money Market Fund Class A Shares acquired through the exchange of Class A Shares of a fund of the Company purchased on or before June 27, 1995 that are redeemed will not be subject to the CDSC to the extent that the value of such shares represents: (1) reinvestment of dividends or other distributions; (2) Class A Shares redeemed more than two years after their purchase; (3) a minimum required distribution made in connection with IRA or other retirement plans following attainment of age 59 1/2; or (4) total or partial redemptions made within one year following the death or disability of a shareholder or registered joint owner.

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing all Money Market Fund Class A Shares on which a front-end sales charge has been assessed; then of shares acquired pursuant to the reinvestment of dividends and distributions; and then of amounts representing the cost of shares purchased one year or more prior to the redemption. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to the Distributor.

                 CONVERSION OF MONEY MARKET FUND CLASS B SHARES

  A shareholder's Money Market Fund Class B Shares will automatically convert to Class A Shares in the Money Market Fund on the sixth anniversary of the issuance of the Class B Shares occurs, together with a pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares. The holding periods for Class B Shares of other funds of the Company and Munder exchanged for Class B Shares of the Money Market Fund will be counted toward the six-year period. The Class B Shares so converted will no longer be subject to the higher expenses borne by Class B Shares. The conversion will be effected at the relative net asset values per share of the two Classes.

                             HOW TO EXCHANGE SHARES

GENERAL

  Class A Shares of each Fund may be exchanged for Class A Shares of other funds of the Company or Munder, based on their respective net asset values, subject to any applicable sales charges.

  Class A Shares of the Funds that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Company or Munder for which a sales charge was paid, can be exchanged for Class A Shares of a fund of the Company or Munder subject to payment of differential sales charges as applicable.

  Any share exchange must satisfy the requirements relating to the minimum initial investment in an investment portfolio of the Company or Munder, and the shares involved must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a taxable gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial advisor and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange, as set forth in the applicable prospectus. An investor who is considering an exchange may obtain a copy of the prospectus for any investment portfolio of the Company or Munder by contacting his or her broker or the Funds at (800) 438-5789. Certain brokers may charge a fee for handling exchanges.

  The Company and Munder reserve the right to modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required.

EXCHANGES BY TELEPHONE

  A shareholder may give exchange instructions to the shareholder's broker or by telephone to the Funds at (800) 438-5789. Shareholders wishing to use this telephone exchange privilege must check the appropriate box on the Account Application Form. Telephone exchange privileges are not available to shareholders who have custody of their share certificates. The Company and Munder reserve the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any Fund or its shareholders.

EXCHANGES BY MAIL

  Exchange orders may be sent by mail to the shareholder's broker or to the Transfer Agent at the address set forth in "Shareholder Account Information."

                          DIVIDENDS AND DISTRIBUTIONS

  The Funds expect to pay dividends and distributions from the net income and capital gains, if any, earned on investments held by the Fund. The net income of the Funds is declared daily as a dividend. Generally, dividends are paid monthly with respect to the Money Market Fund and within six business days of month-end for the Munder Funds.

  Shareholders of the Funds whose purchase orders are received and executed by 12:00 noon (Eastern time) receive dividends for that day. Shareholders whose redemption orders have been received by 12:00 noon (Eastern time) will not receive dividends for that day, while shareholders whose redemption orders are received after 12:00 noon (Eastern time) will receive that day's dividends. See "How to Purchase Shares" and "How to Redeem Shares."

  Each Fund's net realized capital gains (including net short-term capital gains), if any, are distributed at least annually. Dividends and capital gains are paid in the form of additional shares of the same Class of a Fund unless a shareholder requests that dividends and capital gains be paid in cash. In the absence of this request on the Account Application Form, or in a subsequent request, each purchase of shares is made on the understanding that the Fund's Transfer Agent is automatically appointed to receive the dividends upon all shares in the shareholder's account and to reinvest them in full and fractional shares of the same Class of the same Fund at the net asset value in effect at the close of business on the reinvestment date. Dividends are automatically paid in cash (along with any redemption proceeds) not later than seven business days after a shareholder closes an account with a Fund.

  The per share dividends on Class B and Class C Shares of the Money Market Fund generally will be lower than the per share dividends on Class A Shares of the Fund as a result of higher annual service and distribution fees applicable to Class B and Class C Shares.

  Each Fund's expenses are deducted from the income of the Fund before dividends are declared and paid. These expenses include, but are not limited to, fees paid to the Advisor, Administrator, Custodian and Transfer Agent; fees and expenses of officers and Trustees/Directors; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and Trustees'/Directors' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of the Company that are not readily identifiable as belonging to a particular fund of the Company are allocated among all funds of the Company by or under the direction of the Board of Trustees in a manner that the Board determines to be fair and equitable. Any general expenses of Munder that are not readily identifiable as belonging to a particular fund of Munder are allocated among all funds of Munder by or under the direction of the Board of Directors in a manner that the Board determines to be fair and equitable. Except as noted in this Prospectus and the Statement of Additional Information, the Funds' service contractors bear all expenses in connection with the performance of their services and the Funds bear the expenses incurred in their operations. The Advisor, Administrator, Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

  Each Fund's net investment income available for distribution to the holders of Shares will be reduced by the amount of service and distribution fees payable under the Services and Distribution Plans described below.

                                NET ASSET VALUE

  Net asset value for a particular share in a Fund is calculated by dividing the value of all securities and other assets belonging to the Fund allocable to that Class, less the liabilities charged to that Class, by the number of outstanding shares of that Class.

  The net asset value per share of the Funds for the purpose of pricing purchase and redemption orders and any distributions is determined as of 12:00 noon (Eastern time) and as of the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m., New York time) on each Business Day. In seeking to maintain a stable net asset value of $1.00 per share with respect to each of these Funds, the Company and Munder value the Fund's portfolio securities according to the amortized cost method of valuation. Under this method, securities are valued initially at cost on the date of purchase. Thereafter, absent unusual circumstances, a Fund assumes a constant proportionate amortization of any premium or accretion of any discount until maturity of the security.

  The Funds do not accept purchase and redemption orders on days in which the New York Stock Exchange is closed. The New York Stock Exchange is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

                                  MANAGEMENT

BOARD OF TRUSTEES/DIRECTORS

  The Company and Munder are managed under the direction of their governing Boards of Trustees and Directors. The Statement of Additional Information contains the name and background information of each Trustee/Director.

  Each Fund's net investment income available for distribution to the holders of Shares will be reduced by the amount of service and distribution fees payable under the Services and Distribution Plans described below.

INVESTMENT ADVISOR

  Munder Capital Management, a Delaware general partnership with its principal offices at 480 Pierce Street, Birmingham, Michigan 48009, serves as the Funds' investment advisor. The Advisor was formed in December, 1994. On February 1, 1995, the Advisor assumed the investment advisory duties with respect to the Funds previously performed by Woodbridge Capital Management, Inc. ("Woodbridge") and Old MCM, Inc. ("MCM"). The principal partners of the Advisor are MCM, Woodbridge and WAM Holdings, Inc. ("WAM"). MCM was founded in February, 1985 as a Delaware corporation and was a registered investment advisor. Woodbridge and WAM are indirect, wholly-owned subsidiaries of Comerica Incorporated. Mr. Lee P. Munder, the Advisor's chief executive officer, indirectly owns or controls a majority of the partnership interests in the Advisor. As of June 30, 1996, the Advisor and its affiliates had approximately $34 billion in assets under management, of which $17 billion were invested in equity securities, $6 billion were invested in money market or other short-term instruments, and $11 billion were invested in other fixed income securities.

  Subject to the supervision of the Board of Trustees of the Company and the Board of Directors of Munder, the Advisor provides overall investment management for each Fund, provides research and credit analysis, is responsible for all purchases and sales of portfolio securities, maintains books and records with respect to each Fund's securities transactions and provides periodic and special reports to the Board of Trustees of the Company and the Board of Directors of Munder as requested.

  For the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from each Fund, computed daily and payable monthly on a separate Fund-by-Fund basis, at an annual rate of .40% of average daily net assets of the Money Market Fund and .35% of average daily net assets of each of the Cash Investment, Tax-Free Money Market and U.S. Treasury Money Market Funds.

  For the period July 1, 1995 to October 27, 1995, Advisor received fees, after waivers, if any, at the effective rate of .35% of each of the Tax-Free Money Market, U.S. Treasury Money Market and Cash Investment Funds' average daily net assets.

  For the period October 28, 1995 to June 30, 1996, the Advisor received fees at a rate of .35% of each of the Cash Investment, Tax-Free Money Market and U.S. Treasury Money Market Funds' average daily net assets.

  For the fiscal year ended June 30, 1996, the Advisor received a fee at a rate of .40% of average daily net assets of the Money Market Fund.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

  First Data Investor Services Group, Inc. ("First Data"), whose principal business address is 53 State Street, Boston, Massachusetts 02109 (the "Administrator"), serves as administrator for the Funds. First Data is a wholly-owned subsidiary of First Data Corporation. The Administrator generally assists the Funds in all aspects of its administration and operations, including the maintenance of financial records and fund accounting.

  First Data also serves as the Funds' transfer agent and dividend disbursing agent ("Transfer Agent"). Shareholder inquiries may be directed to First Data at P.O. Box 5130, Westborough, Massachusetts 01581-5130.

  As compensation for these services, the Administrator, and Transfer Agent are entitled to receive fees, based on the aggregate average daily net assets of the Funds and certain other investment portfolios that are advised by the Advisor and for which First Data provides services, computed daily and payable monthly at the rate of .12% of the first $2.8 billion of net assets, plus
 .105% of the next $2.2 billion of net assets, plus .10% of all net assets in excess of $5 billion with respect to the Administrator and .02% of the first $2.8 billion of net assets, plus .015% of the next $2.2 billion of net assets, plus .01% of all net assets in excess of $5 billion with respect to the Transfer

Agent. Administration fees payable by the Funds and certain other investment portfolios advised by the Advisor are subject to a minimum annual fee of $1.2 million to be allocated among each series and class thereof. The Administrator and Transfer Agent are also entitled to reimbursement for out-of-pocket expenses. The Administrator has entered into a Sub-Administration Agreement with the Distributor under which the Distributor provides certain administrative services with respect to the Funds. The Administrator pays the Distributor a fee for these services out of its own resources at no cost to the Funds.

  Comerica Bank (the "Custodian"), whose principal business address is One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226, provides custodial services to the Funds. As compensation for its services, the Custodian is entitled to receive fees, based on the aggregate average daily net assets of the Funds and certain other investment portfolios that are advised by the Advisor for which the Custodian provides services, computed daily and payable monthly at an annual rate of .03% of the first $100 million of average daily net assets, .02% of the next $500 million of net assets and .01% of net assets in excess of $600 million. The Custodian also receives certain transaction based fees. For an additional description of the services performed by the Administrator, Transfer Agent and Custodian, see the Statement of Additional Information.

DISTRIBUTION SERVICES ARRANGEMENTS

  The Company and Munder have each adopted a Distribution and Service Plan with respect to Class A Shares of the Munder Funds and the Money Market Fund and Class B and Class C Shares of the Money Market Fund, pursuant to which each Fund uses its assets to finance activities relating to the distribution of its shares to investors and the provision of certain shareholder services (collectively, the "Plans"). Under the Class A Plan, the Distributor is paid a service fee at an annual rate of 0.25% of the value of average daily net assets of the Class A Shares. Under the Class B and Class C Plans, the Distributor is paid a service fee at an annual rate of up to 0.25% and a distribution fee at an annual rate of up to .75% of the value of average daily net assets of Class B and Class C Shares.

  Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Funds' Transfer Agent computer processable tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds.

  The Class B and Class C Plans permit payments to be made by the Money Market Fund to the Distributor for expenditures incurred by it in connection with the distribution of Fund shares to investors and provision of certain shareholder services including but not limited to the payment of compensation, including incentive compensation to Service Organizations to obtain various distribution related services for the Fund. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Money Market Fund. In addition, the Class B and Class C Plans authorize payments by the Fund of the cost of preparing, printing and distributing fund prospectuses and statements of additional information to prospective investors and of implementing and operating the Plans. Distribution expenses also include an allocation of overhead of the Distributor and accruals for interest on the amount of distribution expenses that exceed distribution fees and contingent deferred sales charges received by the Distributor.

  The Distributor expects to pay or arrange for payment of sales commissions to dealers authorized to sell Class B or Class C Shares of the Money Market Fund, all or a part of which may be paid at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement pursuant to the Class B and Class C Plans. Because the payment of distribution and service fees with respect to Class B and Class C Shares of the Money Market Fund is subject to the 1.00% limitation described above and will therefore be spread over a number of years, it may take the Distributor a number of years to recoup sales commissions paid by it to dealers and other distribution and service related expenses from the payments received by it from the Funds pursuant to the Plans.

  The Plans may be terminated at any time. The Plans provide that amounts paid as prescribed by the Plans at any time may not cause the limitation on such payments established by the Plans to be exceeded. The amount of daily compensation payable to the Distributor with respect to each day will be accrued each day as a liability of the Funds and will accordingly reduce each Fund's net assets upon such accrual.

  Payments under the Plans are not tied exclusively to the distribution and/or shareholder service expenses actually incurred by the Distributor and the payments may exceed distribution and/or service expenses actually incurred. The Company's Board of Trustees and Munder's Board of Directors evaluate the appropriateness of the Plans and their payment terms on a continuous basis and in doing so will consider all relevant factors, including expenses incurred by the Distributor and the amount received under the Plans and the proceeds of the contingent deferred sales charges with respect to Class B and Class C Shares of the Money Market Fund.

                                     TAXES

  Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Such qualification generally relieves a Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

  Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such year. In general, a Fund's investment company taxable income will be its taxable income (including dividends, interest, and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income each taxable year. Such distributions will be taxable as ordinary income to the Funds' shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or qualified retirement plan are deferred under the Code if applicable requirements are met.)

  Substantially all of the Funds' net realized capital gains, if any, will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not currently exempt from Federal income taxes as capital gains, no matter how long the shareholders have held their shares.

  The Tax-Free Money Market Fund intends to pay substantially all of its dividends as exempt-interest dividends. Under normal market conditions, at least 80% of the Fund's net assets will be invested in municipal obligations, the interest on which is exempt from regular Federal income tax and does not constitute an item of tax preference for purposes of the Federal alternative minimum tax. Investors in the Fund should note, however, that taxpayers are required to report the receipt of tax-exempt interest and exempt-interest dividends on their Federal income tax returns and that in some circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum and environmental taxes.

  First, tax-exempt interest and exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986, will generally constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum and environmental tax liability. During normal market conditions the Tax-Free Money Market Fund may invest up to 20% of its net assets in such private activity bonds.

  Second, all dividends, including exempt-interest dividends received by corporate taxpayers must be taken into account by them in determining certain adjustments for alternative minimum and environmental tax purposes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should further note that all dividends, including exempt-interest dividends derived from a fund will be taken into account in determining the taxability of their benefit payments.

  The Tax-Free Money Market Fund will determine annually the percentages of its net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which are fully taxable. The Fund will apply these percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day. On an annual basis, the Company will send written notices to record owners of shares regarding the Federal tax status of distributions made by each Fund.

  Dividends paid by the Tax-Free Money Market Fund may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. Moreover, to the extent, if any, that dividends paid to shareholders are derived from taxable interest or from capital gains, such dividends will be subject to Federal income tax.

  Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. State and local tax laws may differ from the Federal laws summarized above. Accordingly, potential investors in the Funds should consult their tax advisers with respect to their own tax situation.

                             DESCRIPTION OF SHARES

  The Company was organized as a Massachusetts business trust on August 30, 1989, and is registered under the 1940 Act as an open-end management investment company. The Company's Declaration of Trust authorizes the Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in the Company, representing interests in the Accelerating Growth, Balanced, Growth & Income, Index 500, International Equity, Small Company Growth, Bond, Intermediate Bond, U.S. Government Income, Michigan Triple Tax-Free Bond, Tax-Free Bond, Tax-Free Intermediate Bond, Cash Investment, Tax-Free Money Market and U.S. Treasury Money Market Funds, respectively, each of which, except the Michigan Triple Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund, is classified as a diversified investment company under the 1940 Act.

  Munder was organized as a Maryland corporation on November 18, 1992 and is also registered under the 1940 Act as an open-end management investment company. Munder's Articles of Incorporation authorize the Directors to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Directors have authorized the issuance of shares of common stock representing interests in the Equity Selection, Micro-Cap Equity, Mid-Cap Growth, Multi-Season Growth, Real Estate Equity Investment, Small-Cap Value, Value, International Bond, Money Market and NetNet Funds, respectively. There is a possibility that the Company might become liable for any misstatement, inaccuracy, or incomplete disclosure in this Prospectus concerning Munder. There is a possibility that Munder might become liable for a misstatement, inaccuracy, or incomplete disclosure in this Prospectus concerning the Company.

  The shares of each investment portfolio of the Company and Munder (other than the Cash Investment, Money Market, Tax-Free Money Market, U.S. Treasury Money Market and NetNet Funds) are offered as five separate classes: Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares. Class C Shares of the Index 500 Fund are not currently available for purchase. The Cash Investment, Tax-Free Money Market and U.S. Treasury Money Market Funds offer only Class A Shares, Class K Shares and Class Y Shares. The Money Market Fund offers only Class A, Class B and Class C Shares (which may be acquired only through an exchange of shares from the corresponding classes of other funds of the Company or Munder) and Class Y Shares. The NetNet Fund offers only one class of shares. These other classes of the Funds may have different sales charges and expense levels, which will affect performance. Investors may call the Funds at (800) 438-5789 for more information concerning other classes of shares of the Funds. This Prospectus relates only to the Class A Shares of the Cash Investment, Tax-Free Money Market and U.S. Treasury Money Market Funds and Class A, Class B and Class C Shares of the Money Market Fund.

  Each share of a Munder Fund has a par value of $.001, represents an equal proportionate interest in the particular Fund with other Class A Shares and is entitled to such dividends and distributions earned on such Fund's assets as are declared in the discretion of the Trustees. Each share of a Fund offered by Munder has a par value of $.01 per share and represents a proportionate interest in the assets of a Fund.

  Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by Fund, except where otherwise required by law or when the Trustees or Directors determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. In addition, shareholders of each of the Funds will vote in the aggregate and not by Class, except as otherwise expressly required by law or when the Trustees or Directors determine that the matter to be voted on affects only the interests of the holders of a particular Class of Shares. The Funds are not required and do not currently intend to hold annual meetings of shareholders for the election of Trustees or Directors except as required under the 1940 Act. A meeting of shareholders will be held upon the written request of at least 10% of the outstanding shares of the Company or Munder. To the extent required by law, the Funds will assist in shareholder communications in connection with such a meeting. For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

  As of October 1, 1996, Comerica Bank held of record substantially all of the outstanding shares of the Munder Funds as agent, custodian or trustee for its customers. In addition, as of October 1, 1996, Comerica Bank possessed sole or shared voting or investment power for its customer accounts with respect to the following percentages of the Funds' outstanding shares: Cash Investment Fund--97%; Money Market Fund--0%; Tax-Free Money Market Fund--91% and U.S. Treasury Money Market Fund--56%.

REPORTS TO SHAREHOLDERS

  The Funds have eliminated duplicate mailings of prospectuses and shareholder reports to accounts which have the same primary record owner, and with respect to joint tenant accounts or tenant in common accounts, accounts which have the same address. Additional copies of prospectuses and reports to shareholders are available upon request by calling the Funds at (800) 438-5789.

                                  PERFORMANCE

  From time to time, the Funds may quote performance and yield data for shares of the Funds in advertisements or in communications to shareholders.

  The current yield of shares in the Funds refers to the net income generated by an investment in Shares over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. "Effective yield" is calculated similarly but, when annualized, the income earned by an investment in a class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "tax-equivalent yield" of shares of the Tax-Free Money Market Fund may also be quoted from time to time, which shows the level of taxable yield need to produce an after-tax equivalent to the tax-free yield of a particular class. This is done by increasing the yield (calculated as above) by the amount necessary to reflect the payment of

Federal and/or state income taxes at a stated rate. Yield quotations for Class A Shares will reflect the fees for certain shareholder services or distribution and support services.

  The Funds may compare the performance of the shares to the performance of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds, for example, Lipper Analytical Services, Inc. and the Consumer Price Index. Performance and yield data as reported in national financial publications such as Morningstar, Inc., Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares in a Fund.

  Yield will fluctuate and any quotation of performance should not be considered as representative of future performance of a class of shares in a Fund. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by institutions directly to their customers' accounts in connection with investments in a Fund will not be included in calculations of performance.

                        SHAREHOLDER ACCOUNT INFORMATION

  Shareholders are encouraged to place purchase, exchange and redemption orders through their brokers. Shareholders may also place such orders directly through the Transfer Agent. See "How to Purchase Shares," "How to Redeem Shares" and "How to Exchange Shares" for more information. The Transfer Agent for the Funds is First Data Investor Services Group, Inc.

INVESTMENTS BY MAIL

  Send the completed Account Application Form (if initial purchase) or letter stating Fund name, shareholder's registered name and account number (if subsequent purchase) with a check to:

    First Data Investor Services Group, Inc.
    The Munder Funds
    P.O. Box 5130
    Westborough, Massachusetts 01581-5130

INVESTMENTS BY BANK WIRE

  An investor opening a new account should call the Funds at (800) 438-5789 to obtain an account number. Within seven days of purchase such an investor must send a completed Account Application Form containing the investor's certified taxpayer identification number to First Data Investor Services Group, Inc. at the address provided above under "Investments by Mail." Wire instructions must state the Fund name, the shareholder's registered name and the shareholder account number. Bank wires should be sent through the Federal Reserve Bank Wire System to:

    Boston Safe Deposit and Trust Company
    Boston, MA
    ABA#: 011001234
    DDA#: 16-798-3
    Account No.

    (State Fund name, shareholder's registered name and shareholder account number)

  Before wiring any funds an investor must call the Funds at (800) 438-5789 to confirm the wire instructions.

EXCHANGE BY TELEPHONE

  Call your broker or the Funds at (800) 438-5789.

  Class A Shares of the Munder Funds may be exchanged for Class A Shares of another fund of the Company or Munder, subject to any applicable sales charge. Class A, Class B and Class C Shares of the Money Market Fund may be acquired only through an exchange of shares from the corresponding classes of other funds of the Company or Munder.

REDEMPTIONS BY TELEPHONE

  Call your broker or the Funds at (800) 438-5789.

REDEMPTIONS BY MAIL

  Send complete instructions, including name of Fund, amount of redemption, shareholder's registered name, account number, and, if a certificate has been issued, an endorsed share certificate, to:

    First Data Investor Services Group, Inc.
    The Munder Funds
    P.O. Box 5130
    Westborough, Massachusetts 01581-5130

ADDITIONAL QUESTIONS

  Shareholders with additional questions regarding purchase, exchange and redemption procedures may call the Funds at (800) 438-5789.

PROSPECTUS

CLASS K SHARES

  The Munder Funds Trust (the "Company") is an open-end investment company (a mutual fund) that currently offers a selection of fifteen investment portfolios. The Munder Funds, Inc. ("Munder") is an open-end investment company that currently offers ten investment portfolios. This Prospectus describes Class K Shares of each of the investment portfolios offered by the Company (the "Munder Funds") and eight of the investment portfolios offered by Munder (the "MFI Funds") described below (collectively, the "Funds"):

Munder Accelerating Growth Fund      Munder Value Fund
                                       Munder Bond Fund
Munder Balanced Fund
                                       Munder Intermediate Bond Fund
Munder Equity Selection Fund

Munder Growth & Income Fund          Munder International Bond Fund
                                      Munder U.S. Government Income Fund
Munder Index 500 Fund

Munder International Equity Fund     Munder Michigan Triple Tax-Free Bond
                                      Fund*
Munder Micro-Cap Equity Fund          Munder Tax-Free Bond Fund

Munder Mid-Cap Growth Fund            Munder Tax-Free Intermediate Bond
Munder Multi-Season Growth Fund           Fund
Munder Real Estate Equity Investment Fund

Munder Small-Cap Value Fund           Munder Cash Investment Fund
Munder Small Company Growth Fund          Munder Tax-Free Money Market Fund
--------                                  Munder U.S. Treasury Money Market
                                   Fund

*The Michigan Triple Tax-Free Bond Fund is offered only in the State of
   Michigan.

  Munder Capital Management (the "Advisor") serves as the investment advisor of the Funds.


     This Prospectus sets forth concisely information that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. A Statement of Additional Information dated October 28, 1996, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. The Statement of Additional Information may be obtained free of charge by calling the Funds at (800) 438-5789. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Funds.

  SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  ALTHOUGH EACH OF THE CASH INVESTMENT FUND, TAX-FREE MONEY MARKET FUND AND U.S. TREASURY MONEY MARKET FUND SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT EACH FUND CAN DO SO ON A CONTINUING BASIS.

 SECURITIES OFFERED BY THIS PROSPECTUS  HAVE NOT BEEN APPROVED OR DISAPPROVED
  BY  THE  SECURITIES  AND  EXCHANGE  COMMISSION  OR  ANY  STATE  SECURITIES
   COMMISSION NOR HAS  THE SECURITIES AND EXCHANGE COMMISSION  OR ANY STATE
    SECURITIES COMMISSION  PASSED UPON  THE ACCURACY  OR ADEQUACY  OF THIS
     PROSPECTUS.  ANY  REPRESENTATION  TO  THE  CONTRARY  IS  A  CRIMINAL
      OFFENSE.

             THE DATE OF THIS PROSPECTUS IS OCTOBER 28, 1996.

                            TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
The Funds
  Expense Table............................................................   3
  Financial Highlights.....................................................   6
  Investment Objectives and Policies.......................................  24
  Portfolio Instruments and Practices and Associated Risk Factors..........  36
  Investment Limitations...................................................  48
  Purchase and Redemption of Shares........................................  48
  Dividends and Distributions..............................................  50
Other Information
  Net Asset Value..........................................................  51
  Management...............................................................  52
  Taxes....................................................................  57
  Description of Shares....................................................  60
  Performance..............................................................  61

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION, OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR FUNDS DISTRIBUTOR, INC. (THE "DISTRIBUTOR"). THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 EXPENSE TABLE

  The table below sets forth certain information concerning shareholder transaction expenses and annual operating expenses that investors will incur, either directly or indirectly, as shareholders of the Class K Shares of each of the Funds for the current fiscal year. The International Bond Fund did not commence operations until October 2, 1996 and the Equity Selection Fund, Micro-Cap Equity Fund and Small-Cap Value Fund had not commenced operations as of the date of this Prospectus; therefore, the expense information set forth below is based on estimated operating expenses for each such Fund. The expense information in the table has been restated with respect to the Index 500 Fund, Multi-Season Growth Fund, Mid-Cap Growth Fund, Real Estate Equity Investment Fund and Value Fund to reflect anticipated fees, waivers and/or expense reimbursements; and with respect to the Michigan Triple Tax-Free Bond Fund to reflect the discontinuation of the voluntary advisory fee waiver effective as of the date of this Prospectus. Class K Shares are sold without an initial or contingent deferred sales charge to customers of banks and other institutions, and to the immediate family members of such customers. See "Purchase and Redemption of Shares."

                                                      EQUITY      GROWTH &
                          ACCELERATING  BALANCED    SELECTION      INCOME    INDEX 500
                          GROWTH FUND     FUND         FUND         FUND        FUND
                          ------------  --------    ---------     --------   ---------
Annual Fund Operating
 Expenses (as a
 percentage of average
 net assets)
 Advisory Fees..........          .75%        .65%         .75%        .75%         .07%*
 Other Expenses.........          .45%        .50%         .50%        .46%         .44%
                                ------       -----        -----       -----        -----
 Shareholder Servicing..   .25%        .25%         .25%         .25%        .25%
 All Other Expenses
  (after expense
  reimbursements).......   .20%        .25%         .25%         .21%        .19%+
                          -----        ----         ----         ----        ----
 Total Fund Operating
  Expenses (after
  expense
  reimbursements).......         1.20%       1.15%        1.25%       1.21%         .51%*+
                                ======       =====        =====       =====        =====
                                                                                REAL
                                                                   MULTI-      ESTATE
                             INTER-    MICRO-CAP     MID-CAP       SEASON      EQUITY
                            NATIONAL     EQUITY       GROWTH       GROWTH    INVESTMENT    SMALL-CAP
                          EQUITY FUND     FUND         FUND         FUND        FUND       VALUE FUND
                          -----------  ---------     -------       ------    ----------    ----------
Annual Fund Operating
 Expenses (as a
 percentage of average
 net assets)
 Advisory Fees..........          .75%       1.00%         .74%        .75%*        .74%         .75%
 Other Expenses.........          .51%        .50%         .46%        .51%         .51%         .50%
                                ------       -----        -----       -----        -----        -----
 Shareholder Servicing..   .25%        .25%         .25%         .25%        .25%          .25%
 All Other Expenses
  (after expense
  reimbursements).......   .26%        .25%         .21%+        .26%        .26%+         .25%
                          -----        ----         ----         ----        ----          ----
 Total Fund Operating
  Expenses (after
  expense
  reimbursements).......         1.26%       1.50%        1.20%+      1.26%*       1.25%+       1.25%
                                ======       =====        =====       =====        =====        =====
                                                                                           U.S. GOV-
                             SMALL                                 INTER-      INTER-       ERNMENT
                            COMPANY                               MEDIATE     NATIONAL       INCOME
                          GROWTH FUND  VALUE FUND   BOND FUND    BOND FUND   BOND FUND        FUND
                          -----------  ----------   ---------    ---------   ---------     ---------
Annual Fund Operating
 Expenses (as a
 percentage of average
 net assets)
 Advisory Fees..........          .75%        .74%         .50%        .50%         .50%         .50%
 Other Expenses.........          .46%        .46%         .45%        .44%         .50%         .47%
                                ------       -----        -----       -----        -----        -----
 Shareholder Servicing..   .25%        .25%         .25%         .25%        .25%          .25%
 All Other Expenses
  (after expense
  reimbursements).......   .21%        .21%+        .20%         .19%        .25%          .22%
                          -----        ----         ----         ----        ----          ----
 Total Fund Operating
  Expenses (after
  expense
  reimbursements).......         1.21%       1.20%+        .95%        .94%        1.00%         .97%
                                ======       =====        =====       =====        =====        =====
                                                                                              U.S.
                            MICHIGAN                 TAX-FREE                 TAX-FREE      TREASURY
                             TRIPLE                   INTER-        CASH       MONEY         MONEY
                            TAX-FREE    TAX-FREE     MEDIATE     INVESTMENT    MARKET        MARKET
                           BOND FUND   BOND FUND    BOND FUND       FUND        FUND          FUND
                           ---------   ---------    ---------    ----------   --------      --------
Annual Fund Operating
 Expenses (as a
 percentage of average
 net assets)
 Advisory Fees..........          .50%        .50%         .50%        .35%         .35%         .35%
 Other Expenses.........          .51%        .48%         .46%        .33%         .33%         .34%
                                ------       -----        -----       -----        -----        -----
 Shareholder Servicing..   .25%        .25%         .25%         .15%        .15%          .15%
 All Other Expenses
  (after expense
  reimbursements).......   .26%        .23%         .21%         .18%        .18%          .19%
                          -----        ----         ----         ----        ----          ----
Total Fund Operating
 Expenses (after expense
 reimbursements)........         1.01%        .98%         .96%        .68%         .68%         .69%
                                ======       =====        =====       =====        =====        =====

-------

* Reflects advisory fee after waivers. Waivers are described on page 5.

+ The Advisor voluntarily reimbursed the Fund for certain operating expenses.
  In the absence of such expense reimbursements, total fund operating expenses would have been as follows: .69% for the Index 500 Fund, 1.38% for the Mid-Cap Growth Fund, 1.52% for the Real Estate Equity Investment Fund and 1.30% for the Value Fund.

  "Other expenses" in the above tables include fees for shareholder services, administrator fees, custodial fees, legal and accounting fees, printing costs, registration fees, fees for any portfolio valuation service, the cost of regulatory compliance, the costs of maintaining the Fund's legal existence and the costs involved with communicating with shareholders. With respect to each Fund (other than the Equity Selection, Micro-Cap Equity, Small-Cap Value and International Bond Funds), the amount of "Other expenses" in the table above is based on amounts incurred during the most recent fiscal year. With respect to the Equity Selection, Micro-Cap Equity, Small-Cap Value and International Bond Funds, the amount of "Other expenses" is based on estimated expenses and projected assets for the current fiscal year. See "Management" in this Prospectus and the financial statements and related notes incorporated by reference in the Statement of Additional Information for a further description of the Funds' operating expenses and the nature of the services for which a Fund is obligated to pay advisory fees. Any fees charged by institutions directly to customer accounts for services provided in connection with investments in shares of the Funds are in addition to the expenses shown in the above Expense Table and the Example shown below.

 Example

  The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Funds. These amounts are based on payments by the Funds of operating expenses at the levels set forth in the above tables, and are also based on the following assumptions:

  An investor would pay the following expenses on a $1,000 investment, assuming (1) a hypothetical 5% annual return and (2) redemption at the end of the following time periods:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Accelerating Growth Fund........................  $12     $38     $66     $145
Balanced Fund...................................  $12     $37     $63     $140
Equity Selection Fund...........................  $13     $40     N/A      N/A
Growth & Income Fund............................  $12     $38     $66     $147
Index 500 Fund..................................  $ 5     $16     $29     $ 64
International Equity Fund.......................  $13     $40     $69     $152
Micro-Cap Equity Fund...........................  $15     $47     N/A      N/A
Mid-Cap Growth Fund.............................  $12     $38     $66     $145
Multi-Season Growth Fund........................  $13     $40     $69     $152
Real Estate Equity Investment Fund..............  $13     $40     $69     $151
Small-Cap Value Fund............................  $13     $40     N/A      N/A
Small Company Growth Fund.......................  $12     $38     $66     $147
Value Fund......................................  $12     $38     $66     $145
Bond Fund.......................................  $10     $30     $53     $117
Intermediate Bond Fund..........................  $10     $30     $52     $115
International Bond Fund.........................  $11     $35     N/A      N/A
U.S. Government Income Fund.....................  $10     $31     $54     $119
Michigan Triple Tax-Free Bond Fund..............  $10     $32     $56     $124
Tax-Free Bond Fund..............................  $10     $31     $54     $120
Tax-Free Intermediate Bond Fund.................  $10     $31     $53     $118
Cash Investment Fund............................  $ 7     $22     $38     $ 85
Tax-Free Money Market Fund......................  $ 7     $22     $38     $ 85
U.S. Treasury Money Market Fund.................  $ 7     $22     $38     $ 86

  The foregoing Expense Table and Example are intended to assist investors in understanding the various shareholder transaction expenses and operating expenses of the Funds that investors bear either directly or indirectly. The voluntary advisory fee waiver previously in effect for the Michigan Triple Tax-Free Bond Fund was discontinued as of the date of this Prospectus.

  The Advisor expects to waive a portion of its fees with respect to the Index 500 Fund and Multi-Season Growth Fund and reimburse expenses with respect to the Index 500 Fund, Mid-Cap Growth Fund, Real Estate Equity Investment Fund and Value Fund during the current fiscal year. The Advisor may discontinue such waivers and/or expense reimbursements at any time in its sole discretion. Without waivers and/or expense reimbursements, an investor in Class K Shares of the Funds would pay the following expenses on a $1,000 investment, assuming redemption after one, three, five and ten years, respectively, and assuming a hypothetical 5% annual return: $7, $22, $38 and $86 for the Index 500 Fund; $15, $48, $82 and $180 for the Multi-Season Growth Fund; $14, $44, $76 and $166 for the Mid-Cap Growth Fund, $15, $48, $83 and $181 for the Real Estate Equity Investment Fund and $13, $41, $71 and $157 for the Value Fund. Without waivers and/or expense reimbursements, the total fund operating expenses an investor would pay for Class K Shares would be .69% for the Index 500 Fund, 1.51% for the Multi-Season Growth Fund, 1.38% for the Mid-Cap Growth Fund, 1.52% for the Real Estate Equity Investment Fund and 1.30% for the Value Fund.

  THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE HYPOTHETICAL EXPENSES IN THE EXAMPLE REFLECT FEE WAIVERS AT THE ANTICIPATED RATES.

                             FINANCIAL HIGHLIGHTS

  The following financial highlights are derived from the Funds' Financial Statements audited by Ernst & Young LLP, independent auditors. On November 20, 1992, the initial public sale of Class K Shares of the Munder Funds occurred; however no shareholder servicing fees for services under the "Class K Plan" (as defined below) were paid by the Funds for the periods through December 31, 1993. Class K Shares of the Equity Selection Fund, Micro-Cap Equity Fund, Real Estate Equity Investment Fund, Small-Cap Value Fund and International Bond Fund were not offered during the periods shown and, accordingly, no financial information is provided with respect to such shares. The following data should be read in conjunction with the financial statements, related notes, and other financial information incorporated by reference in the Statement of Additional Information. Further information about the Funds, including financial information with respect to the Funds' other classes of shares is contained in the Funds' Annual Reports to Shareholders dated June 30, 1996, which may be obtained without charge by calling (800) 438-5789.

                                           ACCELERATING GROWTH FUND
                               ------------------------------------------------------------
                                 YEAR       PERIOD                    YEAR         PERIOD
                                ENDED       ENDED        YEAR ENDED   ENDED        ENDED
                               6/30/96    6/30/95(A)     2/28/95(D)  2/28/94     2/28/93(F)
                               --------   ----------     ----------  -------     ----------
Net Asset Value, Beginning of
 Period......................  $  14.82    $ 12.73        $ 13.98    $ 12.08       $11.74
                               --------    -------        -------    -------       ------
Income from Investment
 Operations:
 Net investment
  income/(loss)..............     (0.05)     (0.01)         (0.03)     (0.00)(e)     0.01
 Net realized and unrealized
  gain/(loss) on investments.      2.92       2.10          (0.88)      2.17         0.62
                               --------    -------        -------    -------       ------
 Total from investment
  operations.................      2.87       2.09          (0.91)      2.17         0.63
                               --------    -------        -------    -------       ------
Less Distributions:
 Dividends from net
  investment income..........       --         --             --       (0.02)       (0.01)
 Distributions from net
  realized gains.............     (2.33)       --           (0.34)     (0.25)       (0.28)
                               --------    -------        -------    -------       ------
 Total distributions.........     (2.33)       --           (0.34)     (0.27)       (0.29)
                               --------    -------        -------    -------       ------
Net Asset Value, End of
 Period......................  $  15.36    $ 14.82        $ 12.73    $ 13.98       $12.08
                               ========    =======        =======    =======       ======
 Total Return(b).............     22.03%     16.42%         (6.45)%    18.00%        5.43%
                               ========    =======        =======    =======       ======
Ratios to Average Net
 Assets/Supplemental Data:
 Net assets, end of period
  (in thousands).............  $110,273    $85,685        $71,406    $53,914       $3,141
 Ratio of operating expenses
  to average net assets......      1.20%      1.20%(c)       1.18%      1.03%        0.96%(c)
 Ratio of net investment
  income/(loss) to average
  net assets.................     (0.42)%    (0.21)%(c)     (0.25)%    (0.03)%       0.18%(c)
 Portfolio turnover rate.....       112%        31%            90%        34%          56%
 Ratio of operating expenses
  to average net assets
  without waivers............      1.27%      1.44%(c)       1.41%      1.28%        1.21%(c)
 Net investment income/(loss)
  per share without waivers..  $  (0.06)   $ (0.02)       $ (0.05)   $  0.00(e)    $ 0.00(e)
 Average commission rate paid
  (g)........................  $ 0.0548        N/A            N/A        N/A          N/A

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day in February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Amount represents less than $0.01 per share.

(f) Class K Shares commenced operations on November 23, 1992.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

                                               BALANCED FUND
                                ---------------------------------------------
                                   YEAR      PERIOD        YEAR      PERIOD
                                  ENDED      ENDED        ENDED      ENDED
                                6/30/96(G) 6/30/95(A)   2/28/95(D) 2/28/94(E)
                                ---------- ----------   ---------- ----------
Net Asset Value, Beginning of
 Period........................  $ 10.78     $ 9.97       $10.35     $ 9.97
                                 -------     ------       ------     ------
Income from Investment
 Operations:
 Net investment income.........     0.28       0.07         0.21       0.16
 Net realized and unrealized
  gain/(loss) on investments...     1.56       0.86        (0.42)      0.34
                                 -------     ------       ------     ------
 Total from investment
  operations...................     1.84       0.93        (0.21)      0.50
                                 -------     ------       ------     ------
Less Distributions:
 Dividends from net investment
  income.......................    (0.25)     (0.12)       (0.17)     (0.12)
                                 -------     ------       ------     ------
 Total distributions...........    (0.25)     (0.12)       (0.17)     (0.12)
                                 -------     ------       ------     ------
 Net Asset Value, End of
  Period.......................  $ 12.37     $10.78       $ 9.97     $10.35
                                 =======     ======       ======     ======
 Total Return(b)...............    17.17%      9.33%       (1.95)%     5.03%
                                 =======     ======       ======     ======
Ratios to Average Net
 Assets/Supplemental Data:
 Net assets, end of period (in
  thousands)...................  $ 1,718     $  168       $  151     $  102
 Ratio of operating expenses to
  average net assets...........     1.15%      1.16%(c)     1.22%      1.00%(c)
 Ratio of net investment income
  to average net assets........     2.29%      2.51%(c)     1.89%      1.68%(c)
 Portfolio turnover rate.......      197%        52%         116%        50%
 Ratio of operating expenses to
  average net assets without
  waivers......................     1.26%      1.51%(c)     1.57%      1.25%(c)
 Net investment income per
  share without waivers........  $  0.27     $ 0.06       $ 0.17     $ 0.14
 Average commission rate (f)...  $0.0586        N/A          N/A        N/A

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day in February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Class K Shares commenced operations on April 16, 1993.

(f) Average commission rate paid per share of securities purchased and sold by the Fund.

(g) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                               GROWTH & INCOME FUND
                                        -------------------------------------
                                           YEAR      PERIOD         PERIOD
                                          ENDED      ENDED          ENDED
                                        6/30/96(H) 6/30/95(A)    2/29/95(D,E)
                                        ---------- ----------    ------------
Net Asset Value, Beginning of Period...  $  11.14   $  10.43       $  10.00
                                         --------   --------       --------
Income from Investment Operations:
 Net investment income.................      0.32       0.11           0.22
 Net realized and unrealized gain on
  investments..........................      1.99       0.78           0.36
                                         --------   --------       --------
 Total from investment operations......      2.31       0.89           0.58
                                         --------   --------       --------
Less Distributions:
 Dividends from net investment income..     (0.31)     (0.18)         (0.15)
 Distributions from net realized gains.     (0.09)       --           (0.00)(f)
                                         --------   --------       --------
 Total distributions...................     (0.40)     (0.18)         (0.15)
                                         --------   --------       --------
Net Asset Value, End of Period.........  $  13.05   $  11.14       $  10.43
                                         ========   ========       ========
 Total Return(b).......................     20.97%      8.57%          5.94%
                                         ========   ========       ========
 Ratios to Average Net
  Assets/Supplemental Data:............
 Net assets, end of period (in
  thousands)...........................  $192,592   $132,583       $105,629
 Ratio of operating expenses to average
  net assets...........................      1.21%      1.09%(c)       0.53%(c)
 Ratio of net investment income to
  average net assets...................      2.56%      3.33%(c)       4.72%(c)
 Portfolio turnover rate...............        37%        13%            12%
 Ratio of operating expenses to average
  net assets without waivers...........      1.28%      1.51%(c)       1.53%(c)
 Net investment income per share
  without waivers......................  $   0.31   $   0.10       $   0.17
 Average commission rate paid (g)......  $ 0.0591        N/A            N/A

--------


(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day in February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Class K Shares commenced operations on July 5, 1994.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Amount represents less than $0.01 per share.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

(h) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                            INDEX 500 FUND
                         --------------------------------------------------------
                            YEAR      PERIOD         YEAR      YEAR      PERIOD
                           ENDED      ENDED         ENDED      ENDED     ENDED
                         6/30/96(D) 6/30/95(A)   2/28/95(D,E) 2/28/94  2/28/93(F)
                         ---------- ----------   ------------ -------  ----------
Net Asset Value,
 Beginning of Period....  $ 13.80     $12.40        $12.06     11.47     $11.60
                          -------     ------        ------    ------     ------
Income from Investment
 Operations:
 Net investment income..     0.33       0.10          0.30      0.30       0.06
 Net realized and
  unrealized gain on
  investments...........     3.07       1.44          0.50      0.59       0.21
                          -------     ------        ------    ------     ------
 Total from investment
  operations............     3.40       1.54          0.80      0.89       0.27
                          -------     ------        ------    ------     ------
Less Distributions:
 Dividends from net
  investment income.....    (0.32)     (0.14)        (0.29)    (0.30)     (0.07)
 Distributions from net
  realized gains........    (0.72)       --          (0.17)      --       (0.33)
                          -------     ------        ------    ------     ------
 Total Distributions....    (1.04)     (0.14)        (0.46)    (0.30)     (0.40)
                          -------     ------        ------    ------     ------
Net Asset Value, End of
 Period.................  $ 16.16     $13.80        $12.40    $12.06     $11.47
                          =======     ======        ======    ======     ======
 Total Return(b)........    25.37%     12.49%         6.90%     7.89%      2.43%
                          =======     ======        ======    ======     ======
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands).  $17,068     $2,778        $1,746    $  922     $   96
 Ratio of operating
  expenses to average
  net assets............     0.51%      0.50%(c)      0.50%     0.33%      0.25%(c)
 Ratio of net investment
  income to average net
  assets................     2.12%      2.41%(c)      2.49%     2.51%      2.74%(c)
 Portfolio turnover
  rate..................        8%         6%            7%        1%        22%
 Ratio of operating
  expenses to average
  net assets without
  waivers and/or
  expenses reimbursed...     0.69%      0.63%(c)      0.64%     0.50%      0.38%(c)
 Net investment income
  per share without
  waivers and/or
  expenses reimbursed...  $  0.30     $ 0.09        $ 0.28    $ 0.28     $ 0.06
 Average commission rate
  paid (g)..............  $0.0240        N/A           N/A       N/A        N/A

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day in February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Class K Shares commenced operations on December 7, 1992.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

                                       INTERNATIONAL EQUITY FUND
                         ---------------------------------------------------------
                            YEAR      PERIOD          YEAR      YEAR       YEAR
                           ENDED      ENDED          ENDED      ENDED     ENDED
                         6/30/96(D) 6/30/95(A)    2/28/95(D,E) 2/28/94  2/28/93(F)
                         ---------- ----------    ------------ -------  ----------
Net Asset Value,
 Beginning of Period....  $  13.42   $ 12.28        $ 13.68    $ 10.64    $10.46
                          --------   -------        -------    -------    ------
Income from Investment
 Operations:
 Net investment income..      0.15      0.11           0.17       0.19      0.01
 Net realized and
  unrealized gain/(loss)
  on investments........      1.63      1.03          (1.48)      2.85      0.30
                          --------   -------        -------    -------    ------
 Total from investment
  operations............      1.78      1.14          (1.31)      3.04      0.31
                          --------   -------        -------    -------    ------
Less Distributions:
 Dividends from net
  investment income.....     (0.12)      --           (0.03)       --      (0.11)
 Distributions from net
  realized gains........       --        --             --         --      (0.02)
 Distributions from
  capital...............       --        --           (0.06)       --        --
                          --------   -------        -------    -------    ------
 Total distributions....     (0.12)      --           (0.09)       --      (0.13)
                          --------   -------        -------    -------    ------
Net Asset Value, End of
 Period.................  $  15.08   $ 13.42        $ 12.28    $ 13.68    $10.64
                          ========   =======        =======    =======    ======
 Total Return(b)........     13.29%     9.28%         (9.68)%    28.57%     2.96%
                          ========   =======        =======    =======    ======
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands).  $116,053   $73,168        $63,159    $37,536    $3,939
 Ratio of operating
  expenses to average
  net assets............      1.26%     1.21%(c)       1.18%      1.11%     1.03%(c)
 Ratio of net investment
  income to average net
  assets................      1.07%     2.57%(c)       1.31%      1.18%     0.39%(c)
 Portfolio turnover
  rate..................        75%       14%            20%        15%        1%
 Ratio of operating
  expenses to average
  net assets without
  waivers...............      1.33%     1.46%(c)       1.43%      1.36%     1.28%(c)
 Net investment income
  per share without
  waivers...............  $   0.14   $  0.10        $  0.14    $  0.15    $ 0.01
 Average commission rate
  paid (g)..............  $ 0.0288       N/A            N/A        N/A       N/A

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day in February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Class K Shares commenced operations on November 23, 1992.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

                                                                   MID-CAP
                                                                 GROWTH FUND
                                                                 ------------
                                                                    PERIOD
                                                                    ENDED
                                                                 6/30/96(A,E)
                                                                 ------------
Net Asset Value, Beginning of Period............................   $$10.53
                                                                   -------
Income from Investment Operations:
 Net investment loss............................................     (0.04)
 Net realized and unrealized gain on investments................      1.07
                                                                   -------
 Total from investment operations...............................      1.03
                                                                   -------
Less Distributions:
 Dividends from net investment income...........................       --
 Total distributions............................................       --
                                                                   -------
Net Asset Value, End of Period..................................   $ 11.56
                                                                   =======
 Total Return(c)................................................      9.78%
                                                                   =======
Ratios to Average Net Assets/Supplemental Data:
 Net assets, end of period (in thousands).......................   $   421
 Ratio of operating expenses to average net assets..............      1.20%(b)
 Ratio of net investment loss to average net assets.............     (0.53)%(b)
 Portfolio turnover rate........................................       247%
 Ratio of operating expenses to average net assets without
  waivers and expenses reimbursed...............................      1.38%(b)
 Net investment loss per share without waivers and expenses
  reimbursed....................................................   $ (0.05)
 Average commission rate paid(d)................................   $0.0600

--------
(a) The Munder Mid-Cap Growth Fund Class K Shares commenced operations on October 2, 1995.
(b) Annualized.
(c) Total return represents aggregate total return for the period indicated.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                                     MULTI-SEASON GROWTH FUND
                                                     -------------------------
                                                        YEAR        PERIOD
                                                       ENDED        ENDED
                                                     6/30/96(H) 6/30/95(A,B,C)
                                                     ---------- --------------
Net Asset Value, Beginning of Period................  $  12.02     $  12.20
                                                      --------     --------
Income from Investment Operations:
 Net investment income..............................      0.06         0.00(d)
 Net realized and unrealized gain/(loss) on
  investments.......................................      3.20        (0.18)
                                                      --------     --------
 Total from investment operations...................      3.26        (0.18)
                                                      --------     --------
Less Distributions:
 Dividends from net investment income...............     (0.05)         --
 Distributions from net realized gains..............     (0.40)         --
                                                      --------     --------
 Total distributions................................     (0.45)         --
                                                      --------     --------
Net Asset Value, End of Period......................  $  14.83     $  12.02
                                                      ========     ========
 Total Return(e)....................................     27.56%       (1.48)%
                                                      ========     ========
Ratios to Average Net Assets/Supplemental Data:
 Net assets, end of period (in thousands)...........  $140,833     $104,767
 Ratio of operating expenses to average net assets..      1.26%        1.20%(f)
 Ratio of net investment income to average net
  assets............................................      0.44%        0.28%(f)
 Portfolio turnover rate............................        54%          27%
 Ratio of operating expenses to average net assets
  without waivers...................................      1.51%        1.58%(f)
 Net investment income per share without waivers....  $   0.03     $   0.00(d)
 Average commission rate paid (g)...................  $ 0.0592          N/A

--------

(a) On June 23, 1995, the Munder Multi-Season Growth Fund acquired the assets and certain liabilities of the Ambassador Established Company Growth Fund.

(b) Class K Shares commenced operations on June 23, 1995.

(c) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(d) Amount represents less than $0.01 per share.

(e) Total return represent aggregate total return for the period indicated.

(f) Annualized.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

(h) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                      SMALL COMPANY GROWTH FUND
                         -----------------------------------------------------------
                            YEAR       PERIOD          YEAR      YEAR       PERIOD
                           ENDED       ENDED          ENDED      ENDED      ENDED
                         6/30/96(G)  6/30/95(A)     2/28/95(D)  2/28/94   2/28/93(E)
                         ----------  ----------     ----------  -------   ----------
Net Asset Value,
 Beginning of Period....  $  15.28    $ 13.89        $ 14.37    $ 12.72     $12.32
                          --------    -------        -------    -------     ------
Income from Investment
 Operations:
 Net investment loss....     (0.12)     (0.02)         (0.04)     (0.05)     (0.01)
 Net realized and
  unrealized gain/(loss)
  on investments........      7.16       1.41          (0.42)      1.97       0.41
                          --------    -------        -------    -------     ------
 Total from investment
  operations............      7.04       1.39          (0.46)      1.92       0.40
                          --------    -------        -------    -------     ------
Less Distributions:
 Distributions from net
  realized gains........     (1.24)       --           (0.02)     (0.27)       --
                          --------    -------        -------    -------     ------
 Total distributions....     (1.24)       --           (0.02)     (0.27)       --
                          --------    -------        -------    -------     ------
Net Asset Value, End of
 Period.................  $  21.08    $ 15.28        $ 13.89    $ 14.37     $12.72
                          ========    =======        =======    =======     ======
 Total Return(b)........     48.28%     10.01%         (3.21)%    15.11%      3.25%
                          ========    =======        =======    =======     ======
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands).  $111,669    $52,077        $45,080    $32,431     $4,298
 Ratio of operating
  expenses to average
  net assets............      1.21%      1.21%(c)       1.23%      1.02%      0.95%(c)
 Ratio of net investment
  loss to average net
  assets................     (0.66)%    (0.41)%(c)     (0.40)%    (0.38)%    (0.28)%(c)
 Portfolio turnover
  rate..................        98%        39%            45%        47%        46%
 Ratio of operating
  expenses to average
  net assets without
  waivers...............      1.28%      1.46%(c)       1.48%      1.27%      1.20%(c)
 Net investment loss per
  share without waivers.  $  (0.13)   $ (0.03)       $ (0.06)   $ (0.08)    $(0.02)
 Average commission rate
  paid(f)...............  $ 0.0551        N/A            N/A        N/A        N/A

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day in February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Class K Shares commenced operations on November 23, 1992.

(f) Average commission rate paid per share of securities purchased and sold by the Fund.

(g) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                                                   VALUE FUND
                                                                  ------------
                                                                     PERIOD
                                                                     ENDED
                                                                  6/30/96(A,E)
                                                                  ------------
Net Asset Value, Beginning of Period.............................   $ 10.83
                                                                    -------
Income from Investment Operations:
 Net investment income...........................................      0.05
 Net realized and unrealized gain on investments.................      0.74
                                                                    -------
 Total from investment operations................................      0.79
                                                                    -------
Less Distributions:
 Dividends from net investment income............................     (0.05)
                                                                    -------
 Total distributions.............................................     (0.05)
                                                                    -------
Net Asset Value, End of Period...................................   $ 11.57
                                                                    =======
 Total Return(b).................................................      7.33%
                                                                    =======
Ratios to Average Net Assets/Supplemental Data:
 Net assets, end of period (in thousands)........................   $ 1,018
 Ratio of operating expenses to average net assets...............      1.20%(c)
 Ratio of net investment income to average net assets............      0.64%(c)
 Portfolio turnover rate.........................................       223%
 Ratio of operating expenses to average net assets without
  waivers and expenses reimbursed................................      1.30%(c)
 Net investment income per share without waivers and/or expenses
  reimbursed.....................................................   $  0.04
 Average commission rate paid(d).................................   $0.0602

--------

(a) Class K Shares commenced operations on November 30, 1995.


(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                             BOND FUND
                         -------------------------------------------------------
                          YEAR      PERIOD          YEAR      YEAR      PERIOD
                          ENDED     ENDED          ENDED      ENDED     ENDED
                         6/30/96  6/30/95(A)    2/28/95(D,E) 2/28/94  2/28/93(F)
                         -------  ----------    ------------ -------  ----------
Net Asset Value,
 Beginning of Period.... $  9.69   $  9.31        $  9.91    $  9.92    $ 9.66
                         -------   -------        -------    -------    ------
Income from Investment
 Operations:
 Net investment income..    0.61      0.21           0.62       0.56      0.12
 Net realized and
  unrealized gain/(loss)
  on investments........   (0.19)     0.37          (0.64)     (0.01)     0.38
                         -------   -------        -------    -------    ------
 Total from investment
  operations............    0.42      0.58          (0.02)      0.55      0.50
                         -------   -------        -------    -------    ------
Less Distributions:
 Dividends from net
  investment income.....   (0.58)    (0.20)         (0.58)     (0.56)    (0.15)
 Distributions from net
  realized gains........     --        --             --         --      (0.09)
                         -------   -------        -------    -------    ------
 Total distributions....   (0.58)    (0.20)         (0.58)     (0.56)    (0.24)
                         -------   -------        -------    -------    ------
Net Asset Value, End of
 Period................. $  9.53   $  9.69        $  9.31    $  9.91    $ 9.92
                         =======   =======        =======    =======    ======
 Total Return(b)........    4.35%     6.28%          0.44%      5.61%     5.24%
                         =======   =======        =======    =======    ======
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands). $32,211   $36,718        $33,842    $26,458    $3,671
 Ratio of operating
  expenses to average
  net assets............    0.95%     0.95%(c)       0.92%      0.88%     0.80%(c)
 Ratio of net investment
  income to average net
  assets................    6.26%     6.47%(c)       6.57%      5.76%     5.32%(c)
 Portfolio turnover
  rate..................     507%       99%           165%       128%       77%
 Ratio of operating
  expenses to average
  net assets without
  waivers...............    1.04%     1.19%(c)       1.16%      1.02%     0.94%(c)
 Net investment income
  per share without
  waivers............... $  0.61   $  0.20        $  0.59    $  0.55    $ 0.11

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day in February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Class K Shares commenced operations on November 23, 1992.

                                       INTERMEDIATE BOND FUND
                         -------------------------------------------------------
                           YEAR      PERIOD         YEAR      YEAR      PERIOD
                          ENDED      ENDED         ENDED     ENDED      ENDED
                         6/30/96   6/30/95(A)    2/28/95(D) 2/28/94   2/28/93(E)
                         --------  ----------    ---------- --------  ----------
Net Asset Value,
 Beginning of Period.... $   9.51   $   9.27      $   9.91  $  10.47   $  10.26
                         --------   --------      --------  --------   --------
Income from Investment
 Operations:
 Net investment income..     0.58       0.22          0.56      0.59       0.17
 Net realized and
  unrealized gain/(loss)
  on investments........    (0.20)      0.24         (0.57)    (0.20)      0.25
                         --------   --------      --------  --------   --------
 Total from investment
  operations............     0.38       0.46         (0.01)     0.39       0.42
                         --------   --------      --------  --------   --------
Less Distributions:
 Dividends from net
  investment income.....    (0.58)     (0.22)        (0.62)    (0.58)     (0.12)
 Distributions from net
  realized gains........      --         --          (0.01)    (0.37)     (0.09)
                         --------   --------      --------  --------   --------
 Total distributions....    (0.58)     (0.22)        (0.63)    (0.95)     (0.21)
                         --------   --------      --------  --------   --------
Net Asset Value, End of
 Period................. $   9.31   $   9.51      $   9.27  $   9.91   $  10.47
                         ========   ========      ========  ========   ========
 Total Return(b)........     4.04%      5.04%         0.54%     3.77%      4.15%
                         ========   ========      ========  ========   ========
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands). $370,493   $300,596      $285,493  $112,332   $132,273
 Ratio of operating
  expenses to average
  net assets............     0.94%      0.95%(c)      0.93%     0.84%      0.79%(c)
 Ratio of net investment
  income to average net
  assets................     6.08%      7.12%(c)      6.71%     5.55%      5.56%(c)
 Portfolio turnover
  rate..................      494%        84%           80%      155%       104%
 Ratio of operating
  expenses to average
  net assets without
  waivers...............     1.02%      1.19%(c)      1.18%     0.98%      0.93%(c)
 Net investment income
  per share without
  waivers............... $   0.57   $   0.22      $   0.54  $   0.58   $   0.16

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day in February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Class K Shares commenced operations on November 20, 1992.

                                           U.S. GOVERNMENT INCOME FUND
                                        -------------------------------------
                                           YEAR      PERIOD         PERIOD
                                          ENDED      ENDED          ENDED
                                        6/30/96(F) 6/30/95(A)    2/28/95(D,E)
                                        ---------- ----------    ------------
Net Asset Value, Beginning of Period...  $  10.30   $   9.89       $  10.00
                                         --------   --------       --------
Income from Investment Operations:
 Net investment income.................      0.71       0.23           0.47
 Net realized and unrealized
  gain/(loss) on investments...........     (0.27)      0.41          (0.12)
                                         --------   --------       --------
 Total from investment operations......      0.44       0.64           0.35
                                         --------   --------       --------
Less Distributions:
 Dividends from net investment income..     (0.68)     (0.23)         (0.46)
 Distributions from net realized gains.     (0.08)       --             --
                                         --------   --------       --------
 Total distributions...................     (0.76)     (0.23)         (0.46)
                                         --------   --------       --------
Net Asset Value, End of Period.........  $   9.98   $  10.30       $   9.89
                                         ========   ========       ========
 Total Return(b).......................      4.32%      6.55%          3.68%
                                         ========   ========       ========
Ratios to Average Net
 Assets/Supplemental Data:
 Net assets, end of period (in
  thousands)...........................  $158,948   $174,674       $165,298
 Ratio of operating expenses to average
  net assets...........................      0.97%      0.97%(c)       0.95%(c)
 Ratio of net investment income to
  average net assets...................      6.92%      6.96%(c)       7.02%(c)
 Portfolio turnover rate...............       133%        42%           143%
 Ratio of operating expenses to average
  net assets without waivers...........      1.04%      1.21%(c)       1.19%(c)
 Net investment income per share
  without waivers......................  $   0.70   $   0.23       $   0.45

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day in February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Class K Shares commenced operations on July 5, 1994.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with results of operations.

                                  MICHIGAN TRIPLE TAX-FREE BOND FUND
                            ---------------------------------------------------
                               YEAR         PERIOD          YEAR       PERIOD
                              ENDED         ENDED          ENDED       ENDED
                            6/30/96(B)   6/30/95(A,B)   2/28/95(B,E) 2/28/94(F)
                            ----------   ------------   ------------ ----------
Net Asset Value, Beginning
 of Period.................  $  9.34       $  9.24        $  9.73     $ 10.00
                             -------       -------        -------     -------
Income from Investment
 Operations:
 Net investment income.....     0.48          0.16           0.44        0.05
 Net realized and
  unrealized gain/(loss) on
  investments..............     0.00(g)       0.10          (0.50)      (0.30)
                             -------       -------        -------     -------
 Total from investment
  operations...............     0.48          0.26          (0.06)      (0.25)
                             -------       -------        -------     -------
Less Distributions:
 Dividends from net
  investment income........    (0.48)        (0.16)         (0.43)      (0.02)
                             -------       -------        -------     -------
 Total distributions.......    (0.48)        (0.16)         (0.43)      (0.02)
                             -------       -------        -------     -------
Net Asset Value, End of
 Period....................  $  9.34       $  9.34        $  9.24     $  9.73
                             -------       -------        -------     -------
 Total Return(c)...........     5.14%         2.84%         (0.16)%     (2.48)%
                             =======       =======        =======     =======
Ratios to Average Net
 Assets/Supplemental Data:
 Net assets, end of period
  (in thousands)...........  $29,476       $25,549        $27,731     $13,464
 Ratio of operating
  expenses to average net
  assets...................     0.51%         0.52%(d)       0.56%       0.46%(d)
 Ratio of net investment
  income to average net
  assets...................     5.01%         5.06%(d)       4.81%       3.48%(d)
 Portfolio turnover rate...       31%            8%            53%          0%
 Ratio of operating
  expenses to average net
  assets without waivers...     1.09%         1.26%(d)       1.30%       1.20%(d)
 Net investment income per
  share without waivers....  $  0.42       $  0.14        $  0.37     $  0.04

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day in February.

(b) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(c) Total return represents aggregate total return for the period indicated.

(d) Annualized.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Class K Shares commenced operations on January 3, 1994.

(g) Amount represents less than $0.01 per share.

                                                TAX-FREE BOND FUND
                                       --------------------------------------
                                          YEAR       PERIOD         PERIOD
                                         ENDED       ENDED          ENDED
                                       6/30/96(F) 6/30/95(A,F)   2/28/95(D,E)
                                       ---------- ------------   ------------
Net Asset Value, Beginning of Period..  $  10.30    $  10.14       $  10.00
                                        --------    --------       --------
Income from Investment Operations:
 Net investment income................      0.46        0.15           0.31
 Net realized and unrealized gain on
  investments.........................      0.07        0.16           0.14
                                        --------    --------       --------
 Total from investment operations.....      0.53        0.31           0.45
                                        --------    --------       --------
Less Distributions:
 Dividends from net investment income.     (0.47)      (0.15)         (0.31)
 Dividends from net realized gains....     (0.01)        --             --
                                        --------    --------       --------
 Total distributions..................     (0.48)      (0.15)         (0.31)
                                        ========    ========       ========
Net Asset Value, End of Period........  $  10.35    $  10.30       $  10.14
                                        ========    ========       ========
 Total Return(b)......................      5.12%       3.09%          4.64%
                                        ========    ========       ========
Ratios to Average Net
 Assets/Supplemental Data:
 Net assets, end of period (in
  thousands)..........................  $196,645    $232,040       $251,636
 Ratio of operating expenses to
  average net assets..................      0.98%       1.02%(c)       0.93%(c)
 Ratio of net investment income to
  average net assets..................      4.42%       4.38%(c)       4.69%(c)
 Portfolio turnover rate..............        15%         12%            50%
 Ratio of operating expenses to
  average net assets without waivers..      1.06%       1.26%(c)       1.17%(c)
 Net investment income per share
  without waivers.....................  $   0.45    $   0.14       $   0.29

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day in February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Class K Shares commenced operations on July 5, 1994.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with results of operations.

                                        TAX-FREE INTERMEDIATE BOND FUND
                         ---------------------------------------------------------------------
                            YEAR      PERIOD         YEAR      YEAR     PERIOD         YEAR
                           ENDED      ENDED         ENDED     ENDED     ENDED         ENDED
                         6/30/96(F) 6/30/95(A)    2/28/95(D) 2/28/94   2/28/93      7/31/92(E)
                         ---------- ----------    ---------- --------  --------     ----------
Net Asset Value,
 Beginning of Period....  $  10.37   $  10.17      $  10.44  $  10.69  $  10.47      $  10.04
                          --------   --------      --------  --------  --------      --------
Income from Investment
 Operations:
 Net investment income..      0.41       0.14          0.38      0.42      0.23          0.49
 Net realized and
  unrealized gain/(loss)
  on investments........     (0.03)      0.20         (0.21)    (0.14)     0.24          0.51
                          --------   --------      --------  --------  --------      --------
 Total from investment
  operations............      0.38       0.34          0.17      0.28      0.47          1.00
                          --------   --------      --------  --------  --------      --------
Less Distributions:
 Dividends from net
  investment income.....     (0.41)     (0.14)        (0.42)    (0.42)    (0.23)        (0.49)
 Distributions from net
  realized gains........       --         --          (0.02)    (0.11)    (0.02)        (0.08)
                          --------   --------      --------  --------  --------      --------
 Total distributions....     (0.41)     (0.14)        (0.44)    (0.53)    (0.25)        (0.57)
                          --------   --------      --------  --------  --------      --------
Net Asset Value, End of
 Period.................  $  10.34   $  10.37      $  10.17  $  10.44  $  10.69      $  10.47
                          ========   ========      ========  ========  ========      ========
 Total Return(b)........      3.69%      3.35%         2.05%     2.62%     5.30%        10.31%
                          ========   ========      ========  ========  ========      ========
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands).  $333,768   $333,067      $345,658  $107,335  $113,189      $110,825
 Ratio of operating
  expenses to average
  net assets............      0.96%      0.98%(c)      0.95%     0.84%     0.71%(c)      0.69%
 Ratio of net investment
  income to average net
  assets................      3.91%      4.01%(c)      4.19%     3.93%     4.36%(c)      4.83%
 Portfolio turnover
  rate..................        20%         5%           52%       38%       57%          200%
 Ratio of operating
  expenses to average
  net assets without
  waivers...............      1.04%      1.22%(c)      1.19%     0.98%     0.77%(c)      0.99%
 Net investment income
  per share without
  waivers...............  $   0.40   $   0.13      $   0.36  $   0.41  $   0.22      $   0.46

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day in February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) This information represents results of operations of the St. Clair Tax-Free Intermediate Fund, the predecessor fund of the Munder Tax-Free Intermediate Bond Fund. The assets and liabilities of the St. Clair Tax-Free Intermediate Fund were transferred to The Munder Funds Trust on November 20, 1992. On June 22, 1992, Woodbridge Capital Management replaced Manufacturers Bank, N.A. as investment advisor for the Fund.


(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(g) Class K Shares commenced operations on February 9, 1987.

                                     TAX-FREE INTERMEDIATE BOND FUND
                         --------------------------------------------------------
                            YEAR       YEAR       YEAR       YEAR       PERIOD
                           ENDED      ENDED      ENDED      ENDED       ENDED
                         7/31/91(E) 7/31/90(E) 7/31/89(E) 7/31/88(E) 7/31/87(E,G)
                         ---------- ---------- ---------- ---------- ------------
Net Asset Value,
 Beginning of Period....  $  9.91    $  9.93     $ 9.91     $ 9.99      $10.00
                          -------    -------     ------     ------      ------
Income from Investment
 Operations:
 Net investment income..     0.55       0.60       0.52       0.51        0.25
 Net realized and
  unrealized gain/(loss)
  on investments........     0.26      (0.02)      0.02      (0.08)      (0.01)
                          -------    -------     ------     ------      ------
 Total from investment
  operations............     0.81       0.58       0.54       0.43        0.24
                          -------    -------     ------     ------      ------
Less Distributions:
 Dividends from net
  investment income.....    (0.55)     (0.60)     (0.52)     (0.51)      (0.25)
 Distributions from net
  realized gains........    (0.13)       --         --         --          --
                          -------    -------     ------     ------      ------
 Total distributions....    (0.68)     (0.60)     (0.52)     (0.51)      (0.25)
                          -------    -------     ------     ------      ------
Net Asset Value, End of
 Period.................  $ 10.04    $  9.91     $ 9.93     $ 9.91      $ 9.99
                          =======    =======     ======     ======      ======
 Total Return(b)........     8.15%      6.02%      5.55%      4.43%       1.89%
                          =======    =======     ======     ======      ======
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands).  $50,740    $12,282     $1,350     $1,219      $1,888
 Ratio of operating
  expenses to average
  net assets............     0.61%      0.25%      0.54%      0.60%       0.26%(c)
 Ratio of net investment
  income to average net
  assets................     5.54%      6.13%      5.22%      5.17%       5.35%(c)
 Portfolio turnover
  rate..................      327%       119%        37%        28%        105%
 Ratio of operating
  expenses to average
  net assets without
  waivers...............     1.05%      1.05%      3.58%      3.09%       1.06%(c)
 Net investment income
  per share without
  waivers...............  $  0.51    $  0.52     $ 0.22     $ 0.26      $ 0.21

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day in February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) This information represents results of operations of the St. Clair Tax-Free Intermediate Fund, the predecessor fund of the Munder Tax-Free Intermediate Bond Fund. The assets and liabilities of the St. Clair Tax-Free Intermediate Fund, were transferred to The Munder Funds Trust on November 20, 1992. On June 22, 1992, Woodbridge Capital Management replaced Manufacturers Bank, N.A. as investment advisor for the Fund.


(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(g) Class K Shares commenced operations on February 9, 1987.

                                       CASH INVESTMENT FUND
                         -------------------------------------------------------
                           YEAR     PERIOD          YEAR      YEAR      PERIOD
                          ENDED      ENDED         ENDED     ENDED      ENDED
                         6/30/96   6/30/95(A)    2/28/95(D) 2/28/94   2/28/93(E)
                         --------  ---------     ---------- --------  ----------
Net Asset Value,
 Beginning of Period.... $   1.00  $   1.00       $   1.00  $   1.00   $   1.00
                         --------  --------       --------  --------   --------
Income from Investment
 Operations:
 Net investment income..    0.050     0.018          0.040     0.026      0.008
                         --------  --------       --------  --------   --------
 Total from investment
  operations............    0.050     0.018          0.040     0.026      0.008
                         --------  --------       --------  --------   --------
Less Distributions:
 Dividends from net
  investment income.....   (0.050)   (0.018)        (0.040)   (0.026)    (0.008)
                         --------  --------       --------  --------   --------
 Total distributions....   (0.050)   (0.018)        (0.040)   (0.026)    (0.008)
                         --------  --------       --------  --------   --------
Net Asset Value, End of
 Period................. $   1.00  $   1.00       $   1.00  $   1.00   $   1.00
                         ========  ========       ========  ========   ========
 Total Return(b)........     5.10%     1.81%          4.08%     2.68%      0.74%
                         ========  ========       ========  ========   ========
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands). $547,523  $558,628       $559,212  $293,827   $248,382
 Ratio of operating
  expenses to average
  net assets............     0.68%     0.67%(c)       0.70%     0.56%      0.54%(c)
 Ratio of net investment
  income to average net
  assets................     4.98%     5.49%(c)       4.12%     2.65%      2.85%(c)
 Ratio of operating
  expenses to average
  net assets without
  waivers...............     0.68%     0.69%(c)       0.73%     0.61%      0.59%(c)
 Net investment income
  per share without
  waivers............... $  0.050  $  0.018       $  0.040  $  0.026   $  0.008

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day in February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Class K Shares commenced operations on November 23, 1992.

                                     TAX-FREE MONEY MARKET FUND
                         -------------------------------------------------------
                           YEAR      PERIOD                   YEAR      PERIOD
                          ENDED      ENDED       YEAR ENDED  ENDED      ENDED
                         6/30/96   6/30/95(A)    2/28/95(D) 2/28/94   2/28/93(E)
                         --------  ----------    ---------- --------  ----------
Net Asset Value,
 Beginning of Period.... $   1.00   $   1.00      $   1.00  $   1.00   $   1.00
                         --------   --------      --------  --------   --------
Income from Investment
 Operations:
 Net investment income..    0.030      0.011         0.024     0.020      0.006
                         --------   --------      --------  --------   --------
 Total from investment
  operations............    0.030      0.011         0.024     0.020      0.006
                         --------   --------      --------  --------   --------
Less Distributions:
 Dividends from net
  investment income.....   (0.030)    (0.011)       (0.024)   (0.020)    (0.006)
                         --------   --------      --------  --------   --------
 Total distributions....   (0.030)    (0.011)       (0.024)   (0.020)    (0.006)
                         --------   --------      --------  --------   --------
Net Asset Value, End of
 Period................. $   1.00   $   1.00      $   1.00  $   1.00   $   1.00
                         ========   ========      ========  ========   ========
 Total Return(b)........     3.00%      1.12%         2.44%     1.99%      0.61%
                         ========   ========      ========  ========   ========
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands). $192,591   $195,730      $195,926  $211,832   $105,609
 Ratio of operating
  expenses to average
  net assets............     0.68%      0.69%(c)      0.70%     0.57%      0.55%(c)
 Ratio of net investment
  income to average net
  assets................     2.99%      3.36%(c)      2.39%     1.96%      2.24%(c)
 Ratio of operating
  expenses to average
  net assets without
  waivers...............     0.70%      0.74%(c)      0.75%     0.62%      0.60%(c)
 Net investment income
  per share without
  waivers............... $  0.030   $  0.011      $  0.024  $  0.019   $  0.003

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day in February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Class K Shares commenced operations on November 23, 1992.

                                 U.S. TREASURY MONEY MARKET FUND
                         -----------------------------------------------------
                          YEAR      PERIOD                  YEAR      PERIOD
                          ENDED     ENDED       YEAR ENDED  ENDED     ENDED
                         6/30/96  6/30/95(A)    2/28/95(D) 2/28/94  2/28/93(E)
                         -------  ----------    ---------- -------  ----------
Net Asset Value,
 Beginning of Period.... $  1.00   $  1.00       $  1.00   $  1.00   $  1.00
                         -------   -------       -------   -------   -------
Income from Investment
 Operations:
 Net investment income..   0.048     0.017         0.037     0.025     0.007
                         -------   -------       -------   -------   -------
 Total from investment
  operations............   0.048     0.017         0.037     0.025     0.007
                         -------   -------       -------   -------   -------
Less Distributions:
 Dividends from net
  investment income.....  (0.048)   (0.017)       (0.037)   (0.025)   (0.007)
                         -------   -------       -------   -------   -------
 Total distributions....  (0.048)   (0.017)       (0.037)   (0.025)   (0.007)
                         -------   -------       -------   -------   -------
Net Asset Value, End of
 Period................. $  1.00   $  1.00       $  1.00   $  1.00   $  1.00
                         =======   =======       =======   =======   =======
 Total Return(b)........    4.89%     1.76%         3.83%     2.57%     0.74%
                         =======   =======       =======   =======   =======
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands). $62,133   $74,210       $75,197   $72,433   $12,248
 Ratio of operating
  expenses to average
  net assets............    0.69%     0.70%(c)      0.70%     0.57%     0.53%(c)
 Ratio of net investment
  income to average net
  assets................    4.74%     5.23%(c)      3.73%     2.56%     2.60%(c)
 Ratio of operating
  expenses to average
  net assets without
  waivers...............    0.71%     0.75%(c)      0.75%     0.62%     0.58%(c)
 Net investment income
  per share without
  waivers............... $ 0.048   $ 0.017       $ 0.037   $ 0.025   $ 0.007

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day in February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Class K Shares commenced operations on November 25, 1992.

                      INVESTMENT OBJECTIVES AND POLICIES

  This Prospectus describes the following funds offered by the Company and
Munder: the Accelerating Growth, Equity Selection, Growth & Income, Index 500, International Equity, Micro-Cap Equity, Mid-Cap Growth, Multi-Season Growth, Real Estate Equity Investment, Small-Cap Value, Small Company Growth and Value Funds (collectively, the "Equity Funds"); the Bond, Intermediate Bond and U.S. Government Income Funds (collectively, the "Bond Funds"); the Michigan Triple Tax-Free Bond, Tax-Free Bond and Tax-Free Intermediate Bond Funds (collectively, the "Tax-Free Bond Funds"), Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund (collectively, the "Money Market Funds"); the Balanced Fund and the International Bond Fund. Purchasing shares of any fund should not be considered a complete investment program, but an important segment of a well-diversified investment program. Unless otherwise specified in this Prospectus or the Statement of Additional Information, up to 35% of each Equity Fund's net assets may be invested in the instruments described under "Portfolio Instruments and Practices and Associated Risk Factors."

ACCELERATING GROWTH FUND

  The investment objective of the Accelerating Growth Fund is to provide long-term capital appreciation, with income a secondary consideration. The Fund seeks to achieve its objective by investing primarily in equity securities and instruments convertible or exchangeable into equity securities. The Fund's investment portfolio will consist primarily of the stocks of companies determined by the Advisor to demonstrate accelerating earnings growth and which are expected to continue expanding earnings at an accelerated pace, maintain a substantial competitive advantage, have a focused management team and a stable balance sheet.

  Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities. In addition to investing in equity securities, the Fund is authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "Portfolio Instruments and Practices and Associated Risk Factors" for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

BALANCED FUND

  The investment objective of the Balanced Fund is to provide an attractive investment return through a combination of growth of capital and current income. The Fund seeks to achieve its objective by allocating assets among three major asset groups: equity securities, fixed income securities and cash equivalents. In pursuing its investment objective, the Advisor will allocate the Fund's assets based upon its evaluation of the relative attractiveness of the major asset groups.

  The Fund's policy is to invest at least 25% of the value of its total assets in fixed income securities including short-term obligations and no more than 75% in equity securities at all times. The actual percentage of assets invested in fixed income and equity securities will vary from time to time, depending on the judgment of the Advisor as to general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments. The Fund will not purchase a security if, as a result of such purchase, less than 25% of its total assets would be in fixed income securities (including short and long-term debt securities, preferred stocks, and convertible debt securities and preferred stocks, to the extent their value is attributable to their fixed income characteristics). This policy is not fundamental and may be changed by the Board of Trustees without a vote of the majority of shareholders, but only with 30 days' prior shareholder notice and in accordance with the 1940 Act.

  Subject to the above limitations, the Fund's assets may be invested in U.S. Government and agency obligations, corporate bonds, senior debt securities, preferred and common stocks in such proportions and of such type as are deemed by the Advisor to be best adapted to the current economic and market outlook. The Advisor may incorporate several considerations into its asset allocation decision-making process including the Advisor's outlook for future returns on each asset class, inflation, interest rates and long-term corporate earnings growth. Investment returns are normally strongly influenced by such variables and their expected changes over time. Therefore, the Advisor will attempt to take advantage of changing economic conditions by increasing or decreasing the ratio of stocks to fixed income obligations or cash equivalents in the Fund. For example, if the Advisor expected more rapid economic growth leading to better corporate earnings in the future, it would normally increase the Fund's equity holdings while reducing its fixed income and cash equivalent holdings.

  The Fund reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 18 months or less) at such times and in such proportions as, in the opinion of the Advisor, prevailing market or economic conditions warrant. Short-term obligations include, but are not limited to, domestic commercial paper, bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign banks and savings and loan associations, repurchase agreements, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

EQUITY SELECTION FUND

  The investment objective of the Equity Selection Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve this objective by investing in equity securities that a dedicated research team believes to be of high quality and that, as determined through both fundamental and technical analysis, are undervalued compared to equity securities of other companies in the same industry. The Fund generally will invest in issuers that have market capitalizations of at least $3 billion at the time of purchase. The Fund will be diversified by industry with proportionate weightings approximately the same as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

  The Fund seeks long-term capital appreciation by investing primarily in common stocks. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. In addition to investing in equity securities, the Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "Portfolio Instruments and Practices and Associated Risk Factors" for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

GROWTH & INCOME FUND

  The investment objective of the Growth & Income Fund is to provide capital appreciation and current income by investing primarily in dividend-paying equity securities. The Fund is designed for investors seeking current income and capital appreciation through the equity markets. The Fund will seek to achieve its objectives principally by investing in a broadly diversified portfolio of dividend-paying stocks of companies whose prospects for dividend growth and capital appreciation are considered favorable by the Advisor. In general, the Advisor selects large, well-known companies that it believes have above-average and secure dividends. The Fund will seek to produce a current yield greater than the S&P 500.

  The Fund's investment philosophy is founded on the Advisor's belief that over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the S&P 500. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Advisor believes that stocks which distribute a high level of current income tend to have less price volatility than those which do not.

  To achieve its objective, the Fund will invest under normal circumstances at least 65% of its assets in income-producing common stocks and convertible preferred stocks. The Fund also may invest in convertible bonds which are debt securities convertible into or ultimately exchangeable for common stock. The Fund may invest up to 20% of the value of its total assets in securities that are rated below investment grade by Standard & Poor's Ratings Service ("S&P"), a division of McGraw-Hill Companies, Inc., or Moody's Investor Services, Inc. ("Moody's"). In addition to investing in common stocks and convertible securities, the Fund is authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes.

See "Portfolio Instruments and Practices and Associated Risk Factors" for a description of these and other investment practices of the Fund, including investments in warrants, foreign securities and in stock index futures and options.

INDEX 500 FUND

  The investment objective of the Index 500 Fund is to provide price performance and income that is comparable to the performance of the S&P 500 Index, an index which emphasizes large capitalization companies. As of December 31, 1995, the S&P 500 represented approximately 69% of the market capitalization of publicly owned stocks in the United States. Although the Fund may not hold securities of all 500 issuers included in the S&P 500 Index, it will normally hold the securities of at least 80% of such issuers. Stock selections are based primarily on market capitalization and industry weightings. The Fund may also invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange that represent ownership in the SPDR Trust, a long-term unit investment trust which is intended to provide investment results that generally correspond to the price and yield performance of the S&P 500 Index. See "Portfolio Instruments and Practices and Associated Risk Factors--Investment Company Securities." The Fund seeks quarterly performance within a .95 correlation with the S&P 500.

  The Fund is managed through the use of a "quantitative" or "indexing" investment approach, which attempts to duplicate the investment composition and performance of the S&P 500 through statistical procedures. As a result, the Advisor does not employ traditional methods of fund investment management, such as selecting securities on the basis of economic, financial and market analysis.

  The Index 500 Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Index 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Index 500 Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Company or the Index 500 Fund. S&P has no obligation to take the needs of the Company or the owners of the Index 500 Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index 500 Fund or the timing of the issuance or sale of the Index 500 Fund or in the determination or calculation of the equation by which the Index 500 Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Fund.

  S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Company, owners of the Index 500 Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

  "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Company. The Index 500 Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Index 500 Fund.

  In addition to investing in stocks, the Index 500 Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. The Fund may also invest in stock index futures. See "Portfolio Instruments and Practices and Associated Risk Factors" for a description of investment practices of the Fund.

INTERNATIONAL EQUITY FUND

  The investment objective of the International Equity Fund is to provide long-term capital appreciation by investing primarily in the equity securities of foreign issuers. These securities will be held directly or in the form of American Depository Receipts ("ADRs") or European Depository Receipts ("EDRs"). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. The Fund will emphasize companies with a market capitalization of at least $100 million. In selecting issuers, the Advisor may consider, among other factors, the location of the issuer, its competitive stature, the issuer's past record and future prospects for growth, and the marketability of its securities.

  On a continuing basis, but at least quarterly, the Advisor creates a list of securities eligible for purchase by the Fund. The Advisor then calculates the adjusted market capitalization of all the equity securities, ADRs and EDRs considered to be eligible for purchase. Market capitalization for equity securities is calculated by multiplying the market price of the security by the number of shares outstanding, adjusted for control blocks. A control block is defined as a block of securities owned by another corporation. The primary sources of information regarding the existence and size of control blocks are the S&P Stock reports and the Morgan Stanley Capital International Perspective. Control blocks will be updated each time the eligible list of securities is created or a company is added to the eligible universe.

  Following calculation of the adjusted market capitalization, the list of eligible securities is then sorted in descending order of adjusted market capitalization. Securities with market capitalizations greater than $100 million are considered for purchase by the Fund. On a regular basis, securities will be added to the eligible universe as new ADR and EDR facilities and exchange listings occur, subject to meeting other eligibility requirements. Each time the list of eligible securities is created, any security held by the Fund that does not appear on the updated eligibility list will be sold as soon as practicable.

  Equity securities on the eligible securities list are continuously evaluated on the basis of total return in relation to their respective local, regional and global markets. From the list of eligible securities a portfolio is constructed that is composed of two major sections. The first section is designed to provide broad coverage of international markets. Securities representation generally covers all major markets and industry sectors. The second section is designed to complement the first section by increasing exposure to securities that are expected to outperform their markets and industry sectors on a relative basis. The blending of the two sections is designed to provide an international portfolio that provides a broad market exposure to stock markets and has the capability to enhance the value of the portfolio by adjusting allocations to stocks that are expected to outperform their respective markets on a relative basis.

  The Fund will increase its exposure to the second section when the Advisor identifies securities that are expected to outperform their markets and the Fund will conversely increase its exposure to the first section when the Advisor believes a broader market exposure is required. When the Advisor believes broader market exposure will benefit the Fund, the Fund may allocate up to 80% of its assets for investment in the first section securities. When the Advisor identifies strong potential for specific securities to outperform their relative benchmarks, the Fund may invest up to 50% of its total assets in the second section securities.

  The Advisor will determine the second section allocation by examining the relationship each security has with the economic environment of its respective industry, country market and geographic region. A stock's economic environment is analyzed by identifying relevant key economic factor relationships with each stock, sector and market and then determining the level of influence the factors have in influencing the stock price.

  The Fund may invest in the securities of issuers located in countries which include, but are not limited to, the following: Argentina, Australia, Belgium, Brazil, Canada, Chile, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Peru, The Philippines, Portugal, Singapore, Spain, Sweden, Switzerland, Taiwan, Turkey and The United Kingdom. It is expected that these securities will be traded in the principal trading market in such countries.

  Under normal market conditions, at least 65% of the Fund's total assets will be invested in the equity securities of foreign issuers and such issuers will be located in at least three foreign countries. In addition to investing in stocks, the Fund may, for the purpose of hedging its portfolio, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. The Fund may also invest in convertible securities, stock index futures, and, to a limited extent, warrants. The Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "Portfolio Instruments and Practices and Associated Risk Factors--Foreign Securities."

MICRO-CAP EQUITY FUND

  The investment objective of the Micro-Cap Equity Fund is long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of micro-cap companies that generally have a market capitalization of $200 million or less at the time of purchase. Such issuers have market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the S&P 500.

  The Advisor will generally favor companies that it believes offer attractive opportunities due to the inefficiencies of the micro-cap market and that the Advisor believes, through internal research, will have the ability to grow significantly over the next several years. The Fund will typically invest in small-sized, emerging growth companies that are positioned to benefit from changes in technologies, regulations, and/or secular trends. These companies may still be in the developmental stage and may have limited product lines.

  The Fund will attempt to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since smaller capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

  Smaller capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalization companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Advisor will attempt to reduce this volatility.

  Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. No more than 15% of the assets of the Fund will be invested in one industry group. In addition to investing in equity securities, the Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves for defensive purposes. See "Portfolio Investments and Practices and Associated Risk Factors" for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

MID-CAP GROWTH FUND

  The investment objective of the Mid-Cap Growth Fund is to provide shareholders with long-term capital appreciation. It seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of companies that have market capitalizations between $100 million and $5 billion and have demonstrated superior earnings growth, financial stability, attractive valuation and relative price momentum. Income is not a primary consideration in the selection of investments. This style which incorporates both growth investing and value constraints has been nationally recognized as GARP (Growth at a Reasonable Price) and seeks to produce attractive returns during various market environments.

  The Advisor believes that superior investment returns are derived from securities of financially stable companies that reward shareholders with superior earnings growth, are attractively priced and enjoy relative price momentum. Specifically, the Advisor will examine the earnings growth characteristics of approximately 10,000 companies for each of the last three years to determine earnings strength, consistency and momentum.

Companies which have demonstrated superior earnings growth will be further reviewed for financial stability. Corporate balance sheets will be scrutinized to select those companies which reinvest a significant portion of profits, demonstrate a high return on equity and carry a relatively low debt load. Companies that meet these earnings growth and financial stability criteria are further judged for their value relative to these criteria and the market. Once determined to be attractive values, those securities exhibiting relative price momentum to the Standard & Poor's Mid-Cap Index generally will be favored by the Advisor for the Fund. Within these parameters, the Advisor typically will establish equity positions in approximately 50 to 100 companies. Equity securities generally will be sold from the Fund's portfolio when they consistently fail to achieve any two or more of the four criteria stated above.

  The Fund invests substantially all, and at least 65%, of its assets in equity securities of companies with market capitalizations that range between $100 million and $5 billion. Equity securities include common and preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible preferred stocks, convertible debentures or warrants.

  The Fund may also invest in short-term money market securities. Under normal market conditions, short-term money market securities could comprise up to 35% of the Fund's total assets. The Fund could invest a higher percentage of its assets in money market securities for temporary defensive purposes.

MULTI-SEASON GROWTH FUND

  The investment objective of the Multi-Season Growth Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of companies that have demonstrated superior long-term earnings growth, financial stability, attractive valuation and relative price momentum. Income is not a primary consideration in the selection of investments. This style which incorporates both growth investing and value constraints has been nationally recognized as GARP (Growth at a Reasonable Price) and seeks to produce attractive returns during various market environments.

  The Advisor believes that superior investment returns are derived from securities of financially stable companies that reward shareholders with superior earnings growth, are attractively priced and enjoy relative price momentum. Specifically, the Advisor will examine the earnings growth characteristics of approximately 5,500 companies for each of the last five years to determine earnings strength, consistency and momentum. Companies which have demonstrated superior earnings growth will be further reviewed for financial stability. Corporate balance sheets will be scrutinized to select those companies which reinvest a significant portion of profits, demonstrate a high return on equity and carry a relatively low debt load. Companies that meet these earnings growth and financial stability criteria are further judged for their value relative to these criteria and the market. Historically, the median valuation of the portfolios managed by the Advisor has been no more than a moderate premium to that of the S&P 500, a broad-based and widely used unmanaged index of common stocks. Once determined to be attractive values, those securities exhibiting the strongest relative price momentum to the S&P 500 normally will be chosen by the Advisor for the Fund. Within these parameters, the Advisor typically will establish equity positions in approximately 50 to 100 companies. Equity securities generally will be sold from the Fund's portfolio when they consistently fail to achieve any two or more of the four criteria stated above.

  The Fund invests substantially all, and at least 65%, of its assets in equity securities. Equity securities include common and preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible preferred stocks, convertible debentures or warrants. No more than 25% of the assets of the Fund will be invested in one industry group. In addition, the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund may also invest up to 20% of the value of its total assets in equity securities of foreign issuers, including companies domiciled in developing countries.

  The Fund may also invest in short-term money market instruments. Under normal market conditions, short-term money market instruments could comprise up to 35% of the Fund's total assets. The Fund could invest a higher percentage of its assets in money market instruments for temporary defensive purposes.

  The Fund's investment objective is a fundamental policy and may not be changed without the authorization of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding shares.

REAL ESTATE EQUITY INVESTMENT FUND

  The Real Estate Equity Investment Fund's investment objectives are to provide shareholders with capital appreciation and current income. It seeks to achieve these objectives by investing primarily in securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets. It will not invest directly in real estate.

  Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities of companies listed on U.S. securities exchanges or NASDAQ which are principally engaged in the real estate industry. Equity securities include common stock, preferred stock and securities convertible into common stock. A company is "principally engaged" in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers, home builders or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies. The Fund will invest in real estate investment trusts only if they are traded on major U.S. exchanges or NASDAQ. The Fund will not invest more than 15% of its total assets in equity real estate investment trusts, excluding self-managed and/or self-administered trusts. The specific risks of investing in real estate industry companies are summarized under "Portfolio Instruments and Practices and Associated Risk Factors--Industry Concentration."

  The Fund may also invest up to 35% of its total assets in equity securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund will invest more than 25% of its total assets in the real estate and real estate related industries. In addition to these securities, the Fund may invest up to 35% of its total assets in securities of companies outside the real estate and real estate related industries believed by the Advisor to be undervalued and to have capital appreciation potential. Moreover, consistent with its objective of current income, the Fund may invest in nonconvertible debt securities of companies outside the real estate and real estate related industries. The debt securities purchased (except for those described below) will be of investment grade or better quality (e.g., rated no lower than Baa by Moody's or BBB by S&P or if not so rated, believed by the Advisor to be of comparable quality). From time to time, the Fund may invest up to 5% of its total assets in securities rated below investment grade and in unrated debt securities of issuers which are secured by real estate assets where the Advisor believes that the securities are trading at a discount and that the underlying collateral is sufficient to ensure repayment of principal. In such situations, it is conceivable that the Fund could, in the event of default, end up holding the underlying real estate directly.

  The Fund may also invest in short-term money market securities. Under normal market conditions, short-term money market securities could comprise up to 35% of the Fund's total assets. The Fund could invest a higher percentage of its assets in money market securities for temporary defensive purposes.

  The Fund's investment objective is fundamental and may not be changed without the authorization of the holders of a majority of the Fund's outstanding shares. Unless otherwise noted, all other investment policies of the Fund are non-fundamental and may be changed by the Board of Directors without shareholder approval.

SMALL-CAP VALUE FUND

  The investment objective of the Small-Cap Value Fund is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities of small-cap companies that generally have a market capitalization below $750 million at the time of purchase. Such issuers have market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the S&P 500.

  The Advisor will generally favor companies that it believes to be undervalued at the time of purchase. Companies will also exhibit a stable or improving earnings record and sound finances at the time of purchase. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, adequate capitalization and fundamental value.

  Securities may become undervalued generally because they are temporarily overlooked or out of favor due to economic conditions, a market decline, industry conditions or actual or anticipated developments affecting the company. The Fund may be considered "contrarian" in nature because its investments may be considered out of favor with general investors.

  The Fund will attempt to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since small capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

  Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Advisor will attempt to reduce this volatility.

  Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. The Fund will typically invest in companies with lower price/earnings ratios, lower price/cash flow ratios and/or lower price/book values than the equity markets in general, as measured by the Russell 2000(R) Index of small stocks. In addition, a company's valuation level will be compared to its own historical valuation. The dividend yield of portfolio companies is expected to approximate that of the general equity market. No more than 25% of the assets of the Fund will be invested in one industry group.

  It is the Advisor's intention to invest primarily in domestic equity securities. In addition to investing in domestic common stocks, the Fund may invest in other equity securities and equity equivalents. Other equity securities and equity equivalents include securities that permit the Fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the Fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include ADRs, preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. An example of the type of derivative security in which the Fund might invest includes depository receipts.

  In addition to investing in equity securities, the Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "Portfolio Instruments and Practices and Associated Risk Factors" for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

SMALL COMPANY GROWTH FUND

  The investment objective of the Small Company Growth Fund is to provide long-term capital appreciation. The Fund pursues its objective by investing primarily in equity securities such as common stocks and instruments convertible or exchangeable into common stocks.

  Securities held by the Fund will generally be issued by smaller companies. Smaller companies will be considered those companies with market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the S&P 500. The market capitalization of the issuers of securities purchased by the Fund will be below $750 million at the time of purchase. In managing the Fund, the Advisor seeks smaller companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, adequate capitalization and fundamental value.

  The Fund has been designed to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since small capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

  Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Advisor will attempt to reduce this volatility.

  Under normal market conditions, at least 65% of the Fund's total assets will be invested in small company equity securities. In addition to investing in equity securities, the Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "Portfolio Instruments and Practices and Associated Risk Factors" for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

VALUE FUND

  The investment objective of the Value Fund is to provide long-term capital appreciation, with income a secondary objective. The Fund seeks to achieve its objective by investing primarily in equity securities of well-established companies with intermediate to large market capitalizations or capitalizations which exceed $750 million. The Advisor will generally favor companies that it believes to be undervalued at the time of purchase. Companies will also exhibit a stable or improving earnings record and sound finances at the time of purchase.

  Securities may become undervalued generally because they are temporarily out of favor due to economic conditions, a market decline, industry conditions or actual or anticipated developments affecting the company. The Fund may be considered "contrarian" in nature because its investments may be considered out of favor with general investors. Generally, the Fund will invest at least 65% of its total assets in equity securities. The Fund will typically invest in companies with lower price/earnings ratios, lower price/cash flow ratios and/or lower price/book values than the equity markets in general, as measured by the S&P 500. In addition, a company's valuation level will be compared to its own historical valuation. The dividend yield of portfolio companies is expected to approximate that of the general equity market.

  It is the Advisor's intention to invest primarily in domestic equity securities. In addition to investing in domestic common stocks, the Fund may invest in other equity securities and equity equivalents. Other equity securities and equity equivalents include securities that permit the Fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the Fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include ADRs, preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. An example of the type of derivative security in which the Fund might invest includes depository receipts. The Fund may also invest in short-term money market instruments.

  The Fund will limit its purchase of convertible debt securities that, at the time of purchase, are rated below investment grade by S&P or Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Advisor, to 5% of the value of the Fund's total assets. For more detailed information with respect to such securities and the risks associated with such investments see "Fund Investments--Lower Rated Debt Securities" in the Statement of Additional Information.

BOND FUND, INTERMEDIATE BOND FUND AND U.S. GOVERNMENT INCOME FUND

  The investment objective of the Bond Fund is to provide a high level of current income, and secondarily, capital appreciation. The Bond Fund's dollar-weighted average maturity will generally be between six and fifteen years except during temporary defensive periods, and will be adjusted by the Advisor according to market conditions. The investment objective of the Intermediate Bond Fund is to provide a competitive rate of return which over time exceeds the rate of inflation and the return provided by money market instruments. The Intermediate Bond Fund's dollar-weighted average maturity will generally be between three and eight years and will be adjusted by the Advisor according to market conditions. The investment objective of the U.S. Government Income Fund is to provide high current income. Under normal market conditions, the U.S. Government Income Fund's dollar-weighted average maturity will be six to fifteen years, and will be adjusted by the Advisor according to market conditions.

  Each Bond Fund invests substantially all of its assets in debt obligations such as bonds and debentures, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"), debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities and various mortgage-related securities. The Bond Funds may purchase obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. For purposes of the 65% limitation with respect to the Bond Fund and the Intermediate Bond Fund described below, the securities described in this paragraph are considered "bonds."

  Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Advisor determines that market conditions warrant, the Bond Funds may invest without limitation in short-term U.S. Government obligations, high quality money market instruments and repurchase agreements. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks.

  The Bond Funds may also invest in futures contracts and options and enter into interest rate swap transactions. See "Portfolio Instruments and Practices and Associated Risk Factors--Futures Contracts and Options" for a discussion of the risks associated with the use of derivative instruments. During normal market conditions at least 65% of each of the Bond Fund's and the Intermediate Bond Fund's total assets will be invested in bonds. During normal market conditions at least 65% of the U.S. Government Income Fund's total assets will be invested in U.S. Government obligations. A further description of the types of obligations and the various investment techniques used by the Bond Funds is provided below under "Portfolio Instruments and Practices and Associated Risk Factors."

INTERNATIONAL BOND FUND

  The investment objective of the International Bond Fund is to realize a competitive total return through a combination of current income and capital appreciation. The Fund seeks to achieve its objective by investing primarily in foreign debt obligations. As an international fund, the Fund may invest in securities of any issuer and in any currency. Under normal market conditions, at least 65% of the Fund's assets are invested in bonds of issuers located in at least three countries other than the United States. The Fund will primarily invest in foreign debt obligations denominated in foreign currencies, including the European Currency Unit ("ECU"), which are issued by foreign governments and governmental agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (e.g. European Investment Bank, Inter-American Development Bank or the World Bank); corporate debt securities; bank or bank holding company debt securities and other debt securities including those convertible into foreign stock. For the purposes of the 65% limitation with respect to the Fund's designation as an international bond fund, the securities described in this paragraph are considered "international bonds." There can be no assurance that the Fund will achieve its investment objective. Purchasing shares of the Fund should not be considered a complete investment program, but an important segment of a well-diversified investment program.

  The Fund's dollar-weighted average maturity will generally be between three and fifteen years except during temporary defensive periods, and will be adjusted by the Advisor according to market conditions. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Advisor determines that market conditions warrant, the Fund may invest without limitation in short-term U.S. Government obligations, high quality money market instruments and repurchase agreements. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. The Fund may also invest in futures contracts and options and enter into interest rate swap transactions. See "Portfolio Instruments and Practices and Associated Risk Factors -- Futures Contracts and Options" for a discussion of the risks associated with the use of derivative instruments. A further description of the types of obligations and the various investment techniques used by the Fund is provided below under "Portfolio Instruments and Practices and Associated Risk Factors."

MICHIGAN TRIPLE TAX-FREE BOND FUND

  The investment objective of the Michigan Triple Tax-Free Bond Fund is to provide a high level of current interest income exempt from regular Federal income taxes and to the extent possible Michigan state income tax and intangibles tax as is consistent with prudent investment management and preservation of capital. The Fund seeks to achieve its objective by investing in a professionally managed portfolio of intermediate-term and long-term municipal obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular Federal income tax and Michigan state income, intangibles and single business taxes. The Fund will invest primarily in obligations which have remaining maturities of between three and thirty years. The Fund's dollar-weighted average maturity will generally be between ten and twenty years except during temporary defensive periods, and will be adjusted downward by the Advisor according to market conditions.

  Except during temporary defensive periods, at least 65% of the net assets of the Fund will be invested in municipal obligations issued by the State of Michigan and its political subdivisions ("Michigan Municipal Obligations"). Interest income from certain types of municipal securities may be subject to Federal alternative minimum tax. The Fund will treat certain of these securities as Michigan Municipal Obligations. See "Portfolio Instruments and Practices and Associated Risk Factors--Michigan Municipal Obligations."

TAX-FREE BOND FUND

  The investment objective of the Tax-Free Bond Fund is to provide a high level of current interest income exempt from Federal income taxes and to generate a competitive long-term rate of return as is consistent with prudent investment management and preservation of capital. The Fund will seek to achieve its objective by investing, under normal market conditions, in a professionally managed portfolio of intermediate-term and long-term municipal obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular Federal income tax. "Municipal Obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities. The Fund will invest primarily in obligations which have remaining maturities of between three and thirty years. The Fund's dollar-weighted average maturity will generally be between ten and twenty years except during temporary defensive periods, and will be adjusted by the Advisor according to market conditions.

  The Tax-Free Bond Fund may purchase obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. For purposes of the 65% limitation with respect to the Tax-Free Bond Fund described below, the securities described in this paragraph are considered "bonds."

  During normal market conditions at least 65% of the Tax-Free Bond Fund's total assets will be invested in bonds. A further description of the types of obligations and the various investment techniques used by the Tax-Free Bond Fund is provided below under "Portfolio Instruments and Practices and Associated Risk Factors."

  Except during temporary defensive periods, at least 80% of the net assets of the Tax-Free Bond Fund will be invested in municipal obligations, the interest on which is exempt from regular Federal income tax. This policy is fundamental and may be changed only with shareholder approval. A portion of the Fund's dividends may be subject to Federal alternative minimum tax. See "Taxes--Tax-Free Bond Funds and Tax-Free Money Market Fund."

TAX-FREE INTERMEDIATE BOND FUND

  The Tax-Free Intermediate Bond Fund's investment objective is to provide a competitive level of current interest income exempt from regular Federal income taxes and a total return which, over time, exceeds the rate of inflation and the return provided by tax-free money market instruments. The Fund invests substantially all of its assets in a non-diversified portfolio of short-term and intermediate-term municipal obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular Federal income tax. In addition, in managing the Fund, the Advisor intends to invest, when possible, the Fund's assets in Michigan Municipal Obligations, the interest on which may be exempt from Michigan income tax, Michigan intangibles tax and Michigan single business tax, provided the investment is consistent with the Fund's investment objective and policies. All obligations purchased by the Fund will have remaining maturities of ten years or less (although variable rate demand notes, put option securities, and securities subject to repurchase agreements may bear longer maturities). The portfolio's dollar-weighted average maturity will generally be between three and eight years, and will be adjusted by the Advisor according to market conditions. During certain periods, the dollar-weighted average maturity may be longer than eight years but will not exceed ten years. See "Portfolio Instruments and Practices and Associated Risk Factors--Michigan Municipal Obligations."

  The Tax-Free Intermediate Bond Fund may purchase obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. For purposes of the 65% limitation with respect to the Tax-Free Intermediate Bond Fund described below, the securities described in this paragraph are considered "bonds."

  During normal market conditions at least 65% of the Tax-Free Intermediate Bond Fund's total assets will be invested in bonds. A further description of the types of obligations and the various investment techniques used by the Tax-Free Intermediate Bond Fund is provided below under "Portfolio Instruments and Practices and Associated Risk Factors."

  Except during temporary defensive periods, at least 80% of the net assets of the Tax-Free Intermediate Bond Fund will be invested in municipal obligations, the interest on which is exempt from regular Federal income tax. This policy is fundamental and may be changed only with shareholder approval. A portion of the Fund's dividends may be subject to Federal alternative minimum tax. See "Taxes--Tax-Free Bond Funds and Tax-Free Money Market Fund."

CASH INVESTMENT FUND AND U.S. TREASURY MONEY MARKET FUND

  The investment objective of both the Cash Investment Fund and U.S. Treasury Money Market Fund is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. Each Fund seeks to maintain a stable net asset value of $1.00 per share, although there is no assurance that they will be able to do so on a continuous basis. In pursuing its investment objective, the Cash Investment Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as bank, commercial and other obligations (including Federal, state and local government obligations), that are available in the money markets. The instruments in which the Cash Investment Fund may invest are described below under "Portfolio Instruments and Practices and Associated Risk Factors." The U.S. Treasury Money Market Fund seeks to achieve its objective by investing solely in short-term bonds, bills and notes issued by the U.S. Treasury

(including "stripped" securities as described under "Portfolio Instruments and Practices and Associated Risk Factors"), and in repurchase agreements relating to such obligations.

  Securities acquired by the Cash Investment Fund and U.S. Treasury Money Market Fund will be "Eligible Securities" as defined by the SEC. Eligible Securities consist of securities that are determined by the Advisor, under guidelines established by the Board of Trustees, to present minimal credit risks. The Appendix to the Statement of Additional Information includes a description of applicable ratings.

  Assets of the Cash Investment Fund and U.S. Treasury Money Market Fund will be invested solely in U.S. dollar-denominated debt securities with remaining maturities of 397 days or less as defined by the SEC (although securities subject to repurchase agreements, variable and floating rate securities and certain other securities may bear longer maturities), and the dollar-weighted average portfolio maturity of each Fund will not exceed 90 days.

  Although the Cash Investment Fund and U.S. Treasury Money Market Fund expect under normal market conditions to be as fully invested as possible, each Fund may hold uninvested cash pending investment of late payments for purchase orders (or other payments) or during temporary defensive periods. Uninvested cash will not earn income. In general, investments in the Funds will not earn as high a level of current income as longer-term or lower-quality securities. Such securities, however, generally have less liquidity, greater market risk and more fluctuation in market value.

TAX-FREE MONEY MARKET FUND

  The Tax-Free Money Market Fund's investment objective is to provide as high a level of current interest income exempt from Federal income taxes as is consistent with maintaining liquidity and stability of principal. The Fund invests substantially all of its assets in a diversified portfolio of short-term U.S. dollar denominated municipal obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from the regular Federal income tax. All obligations purchased by the Fund will have maturities of 397 days or less as defined by the SEC (although securities subject to repurchase agreements, variable and floating rate securities and certain other securities may bear longer maturities), and the Fund's dollar-weighted average portfolio maturity will not exceed 90 days. The Fund seeks to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis.

  Securities acquired by the Tax-Free Money Market Fund will be "Eligible Securities" as defined by the SEC. Eligible Securities consist of securities that are determined by the Advisor, under guidelines established by the Board of Trustees, to present minimal credit risks. The Appendix to the Statement of Additional Information includes a description of applicable ratings.

        PORTFOLIO INSTRUMENTS AND PRACTICES AND ASSOCIATED RISK FACTORS

  Investment strategies that are available to the Funds are set forth below. Additional information concerning certain of these strategies and their related risks is contained in the Statement of Additional Information.

  Equity Securities. Each Equity Fund and the Balanced Fund will invest in common stocks, and may invest in warrants and similar rights to purchase common stock. A Fund may invest up to 5% of its net assets at the time of purchase in warrants and similar rights to purchase common stock (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Micro-Cap Equity Fund, Small-Cap Value Fund and Small Company Growth Fund each invest primarily in equity securities of smaller companies with market capitalizations that are less than the capitalization of companies which predominate the major market indices. Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, these Funds may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Advisor will attempt to reduce this volatility. In addition, each Equity Fund (except the Index 500 Fund) and the Balanced

Fund may invest in convertible bonds and convertible preferred stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Although a Fund may acquire convertible securities that are rated below investment grade by S&P or Moody's, the Company and Munder expect that, except for the Growth & Income Fund, investments in lower-rated convertible securities will not exceed 5% of the value of the total assets of a Fund at the time of purchase. The Growth & Income Fund may invest up to 20% of the value of its total assets in securities that are rated below investment grade by S&P or Moody's. These high yield, high risk securities are commonly referred to as junk bonds. Securities that are rated "Ba" by Moody's or "BB" by S&P have speculative characteristics with respect to the capacity to pay interest and repay principal. Securities that are rated "B" generally lack characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities that are rated "Caa" or "CCC" are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest. In light of the risks in evaluating the creditworthiness of an issue, the Advisor will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends and the ability of the issuer's management and regulatory matters. To the extent a Fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Particular risks include (a) the sensitivity of such securities to interest rate and economic changes, (b) the lower degree of protection of principal and interest payments, (c) the relatively low trading market liquidity for the securities, (d) the impact that legislation may have on the market for these securities (and, in turn, on a Fund's net asset value) and (e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would negatively affect their ability to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated convertible securities and negatively affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a convertible security held by a Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not they are based on fundamental analysis, could also decrease the values and liquidity of lower-rated convertible securities held by a Fund, especially in a thinly traded market.

  Foreign Securities. Each Equity Fund (except the Real Estate Equity Investment Fund), the Balanced Fund, each Bond Fund, the International Bond Fund and the Cash Investment Fund may invest in the securities of foreign issuers. The Tax-Free Bond Funds may purchase securities backed by letters of credit or guarantees issued by foreign financial institutions. The International Bond Fund may purchase debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including foreign states, provinces or municipalities and corporate debt securities. There are certain risks and costs involved in investing in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in U.S. investments. These include differences in accounting, auditing and financial reporting standards; different disclosure laws, which may result in less publicly available information about foreign issuers than U.S. issuers; generally higher markups on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability; less government regulation of securities markets, brokers and issuers; possible difficulty in obtaining and enforcing judgments in foreign courts; and imposition of restrictions on foreign investments. Additionally, foreign securities and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to U.S. custodial arrangements, and transaction costs of foreign currency conversions. Changes in foreign exchange rates will also affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

  The Equity Selection Fund, Micro-Cap Equity Fund, Mid-Cap Growth Fund, Multi-Season Growth Fund, Small-Cap Value Fund and Value Fund each may invest up to 20%, and each other Equity Fund (except the International Equity Fund) may invest up to 10% of its total assets in equity securities of foreign issuers, including companies domiciled in developing countries. Each Bond Fund, the Balanced Fund, the Cash Investment Fund and each Tax-Free Bond Fund may invest up to 10% of its assets in foreign securities. Under normal market conditions, the International Equity Fund and the International Bond Fund each will invest at least 65% of its total assets in equity securities and bonds, respectively, of issuers located in at least three countries other than the United States. The International Equity Fund may also invest in countries with emerging economies or securities markets located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened, and the limited volume of trading in securities in these countries may make such investments illiquid and particularly volatile.

  Although the Equity, Balanced and International Bond Funds may invest in securities denominated in foreign currencies, portfolio securities and other assets held by the Funds are valued in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of its portfolio securities in the various local markets and currencies. In addition to favorable and unfavorable currency exchange-rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

  Investments in foreign securities may be in the form of ADRs, EDRs or similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in United States securities markets, and EDRs, in bearer form, are designed for use in the European securities markets. The Mid-Cap Growth Fund and the Multi-Season Growth Fund typically will only purchase foreign securities which are represented by sponsored or unsponsored ADRs listed on a domestic securities exchange or included in the NASDAQ National Market System. Ownership of unsponsored ADRs may not entitle a Fund to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs. Interest or dividend payments on such securities may be subject to foreign withholding taxes.

  Forward Foreign Currency Exchange Contracts. Each Equity Fund (except the Real Estate Equity Investment Fund), the Balanced Fund, the Bond Funds and the International Bond Fund may enter into forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A Fund may not enter into these contracts for speculative purposes. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund's total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with a Fund's custodian of cash, U.S. Government securities or other high grade debt obligations which are marked to market daily. Each of the Mid-Cap Growth Fund and Value Fund will not enter into forward foreign currency exchange contracts if as a result, the Fund will have more than 20% of its total assets committed to consummation of such forward foreign currency exchange contracts. The Bond Funds and the International Bond Fund normally conduct their foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis. Under normal circumstances, the Advisor expects that the Bond Funds and the International Bond Fund will enter into forward currency contracts. Such Funds generally will not enter into a forward contract with a term of greater than one year.

  Futures Contracts and Options. Each Equity Fund, the Balanced Fund, each Bond Fund and the International Bond Fund may invest in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. However, a Fund may not purchase or sell a futures contract unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets. The Multi-Season Growth Fund does not presently anticipate engaging in transactions involving options on securities or stock indices of options or stock index futures contracts, although it has the authority to do so. The Real Estate Equity Investment Fund may, to a limited extent, enter into financial futures contracts based on securities indices, purchase and write put and call options, and engage in related closing transactions to the extent available to hedge all or a portion of its portfolio, or as an efficient means of regulating its exposure to the equity markets. In addition, the Real Estate Equity Investment Fund will not hedge more than 30% of its total assets and will not write covered call options against more than 15% of the value of the equity securities held in the portfolio.

  Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a bond or securities index. When interest rates are rising, futures contracts can offset a decline in value of the Fund's portfolio securities. When rates are falling, these contracts can secure higher yields for securities the Fund intends to purchase.

  The Equity Funds, the Balanced Fund, the Bond Funds and the International Bond Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. The International Bond Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies. In connection with a Fund's position in a futures contract or option thereon, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable requirements of the SEC.

  In addition, each Equity Fund, the Balanced Fund, each Bond Fund and the International Bond Fund may write covered call options, buy put options, buy call options and write secured put options on particular securities or various stock or bond indices. The International Bond Fund may also purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the counter) to manage the Fund's exposure to changes in dollar exchange rates. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract.

  A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

  The use of derivative instruments exposes a Fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;
(2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) inability to close out certain hedged positions to avoid adverse tax consequences; (5) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (6) leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and (7) particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position.

  When a Fund invests in a derivative instrument, it may be required to segregate cash and other high-grade liquid debt securities or certain portfolio securities to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish a Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

  A Fund is not a commodity pool, and all futures transactions engaged in by a Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the Commodity Futures Trading Commission. Successful use of futures and options is subject to special risk considerations. For a further discussion see "Fund Investments" and Appendix B in the Statement of Additional Information.

  Corporate Obligations. The Balanced Fund, each Bond Fund, the International Bond Fund and the Cash Investment Fund may purchase corporate bonds and commercial paper that meet the applicable quality and maturity limitations. These investments may include obligations issued by Canadian and other foreign corporations and Canadian and other foreign counterparts of U.S. corporations and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The International Bond Fund may also purchase commercial paper indexed to certain specific foreign currency exchange rates.

  The Balanced Fund, each Bond Fund and the International Bond Fund will purchase only those securities which are considered to be investment grade or better (within the four highest rating categories of S&P or Moody's) or, if unrated, of comparable quality. Obligations rated "Baa" by Moody's lack outstanding investment characteristics and have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of obligations rated "BBB" by S&P to pay interest and repay principal than in the case of higher grade obligations. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the Fund to sell such security. However, the Advisor will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. To the extent that the ratings given by Moody's, S&P or another nationally recognized statistical rating organization for securities may change as a result of changes in the rating systems or because of corporate reorganization of such rating organizations, the Funds will attempt to use comparable ratings as standards for its investments in accordance with the investment objective and policies of the Fund. Descriptions of each rating category are included as Appendix A to the Statement of Additional Information.

  Short-term obligations purchased by the Cash Investment Fund will either have short-term debt ratings at the time of purchase in the top two categories by one or more unaffiliated nationally recognized statistical rating organizations or will be issued by issuers with such ratings. Unrated instruments purchased by a Fund will be of comparable quality as determined by the Advisor.

  Bank Obligations. The Equity Funds, the Balanced Fund, each Bond Fund and the Cash Investment Fund may purchase U.S. dollar-denominated bank obligations, such as certificates of deposit, bankers' acceptances and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The International Bond Fund may purchase debt obligations issued or guaranteed by supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank and European Union; debt obligations of U.S. and foreign banks and bank holding companies and U.S. dollar-denominated bank obligations, including certificates of deposit, bankers' acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. See "Foreign Securities" and "Foreign Debt Securities" for a discussion of the risks associated with investments in obligations of foreign banks and foreign branches of domestic banks. The Cash Investment Fund will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured. Investments by the above-referenced Funds in the obligations of foreign banks and foreign branches of domestic banks will not exceed 25% of each Fund's total assets at the time of investment. Foreign bank obligations include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs"), Canadian Time Deposits ("CTDs"), Schedule Bs, Yankee Certificates of Deposit ("Yankee CDs") and Yankee Bankers' Acceptances ("Yankee BAs"). A discussion of these obligations appears in the Statement of Additional Information under "Additional Information on Portfolio Investments--Non-Domestic Bank Obligations."

  Asset-Backed Securities. Subject to applicable credit criteria, the Balanced Fund, Bond Funds, International Bond Fund and Cash Investment Fund may purchase asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current market rates and current conditions in the relevant housing markets. In calculating the average weighted maturity of the Bond Funds and the International Bond Fund, the maturity of mortgage-backed instruments will be based on estimates of average life. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent that a Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of premium paid.

  Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PAC") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. The Funds will not purchase "residual" CMO interests, which normally exhibit the greatest price volatility.

  Interest Rate and Currency Swaps. For hedging purposes, the International Bond Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. An interest rate or currency swap is a derivative instrument which involves an agreement between the Fund and another party to exchange payments calculated as if they were interest on a fictitious ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor is a derivative instrument which entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.

  The Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the SEC.

  The use of swaps, caps and floors is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor's forecast of market values, interest rates, currency rates of exchange and other applicable factors is incorrect, the investment performance of the Fund will diminish compared with the performance that could have been achieved if these investment techniques were not used. Moreover, even if the Advisor's forecasts were correct, a Fund's swap position may correlate imperfectly with the asset or liability being hedged. In addition, in the event of a default by the other party to the transaction, the Fund might incur a loss.

  Municipal Obligations. Long-term instruments acquired by the Tax-Free Bond Funds will be rated at the time of purchase "A" or better by Moody's or S&P or, if unrated, will be of comparable quality as determined by the Advisor. Short-term instruments acquired by these Funds will either have short-term debt ratings at the time of purchase in the top two categories by one or more unaffiliated NRSROs or will be issued by issuers with such ratings. Unrated instruments purchased by a Fund will be of comparable quality as determined by the Advisor.

  Although each Tax-Free Bond Fund may invest more than 25% of its net assets in municipal revenue obligations, the interest on which is paid solely from revenues of similar projects, the Funds do not currently intend to do so on a regular basis. If it does, a Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects to a greater extent that it would be if its assets were not so concentrated.

  Except during temporary defensive periods, at least 80% of the net assets of each of the Tax-Free Bond Funds and Tax-Free Money Market Fund will be invested in municipal obligations, the interest on which is exempt from regular Federal income tax. This policy is fundamental and may be changed only with shareholder approval. A portion of a Fund's dividends may be subject to Federal alternative minimum tax. See "Taxes--Tax-Free Bond Funds and Tax-Free Money Market Fund."

  The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  Municipal obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

  Michigan Municipal Obligations. In managing the Michigan Triple Tax-Free Bond Fund, the Advisor intends to concentrate in Michigan Municipal Obligations. Additionally, in managing the Tax-Free Intermediate Bond Fund, the Advisor intends to invest, when possible, the Fund's assets in Michigan Municipal Obligations, provided the investment is consistent with the Fund's investment objective and policies. The number of Michigan municipal issuers is, however, relatively limited, and the supply of municipal obligations issued by them that meet the Fund's investment criteria is restricted. In addition, Comerica Bank and its affiliates deal in certain Michigan obligations and, under the 1940 Act, are prevented from entering into securities transactions with the Funds on a principal basis. The 1940 Act also limits the Funds' ability to purchase securities from underwriting syndicates in which either Comerica Bank or one of its affiliates is a member. For these reasons the Advisor cannot predict precisely what percentage of the Fund's portfolio will be invested in such issuers. If the State of Michigan or any of its political subdivisions were to suffer serious financial difficulties jeopardizing their ability to pay their obligations, the marketability of obligations issued by the State or localities within the State, and the value of the Funds' portfolio, could be adversely affected.

  The principal sectors of Michigan's diversified economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing. In 1960, employment in such industry accounted for 33% of the State's work force. By 1994, this figure had fallen to 17%. However, such manufacturing continues to be an important part of the State's economy. The particular industries are highly cyclical and in the period 1996-1997 are expected to operate at somewhat less than full capacity. This factor generally adversely affects the revenue streams of the State and its political subdivisions because it adversely impacts tax sources, particularly sales, income and single business taxes.

  In 1994, a ballot proposal ("Proposal A") to implement extensive property tax and school finance reform measures was subject to voter approval and in fact approved on March 15, 1994. Under Proposal A as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6% and the State income tax decreased from 4.6% to 4.4%. As of January 1, 1995, a 0.75% real estate transfer tax also became effective. In 1994, a State education property tax of 6 mills was imposed on all real and personal property currently subject to the general property tax. In addition, all school boards can now, with voter approval, levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes, on non-homestead property. Proposal A contained additional provisions regarding the ability of local school districts to levy taxes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value is adjusted to equal 50% of true cash value. Under Proposal A, much of the additional revenue generated by these taxes is dedicated to the State School Aid Fund.

  Currently, the State's general obligation bonds are rated "AA" by Moody's and "AA" by Fitch. To the extent that the portfolio of Michigan municipal bonds is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan itself, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State. The Statement of Additional Information includes a further discussion of Proposal A and economic conditions in Michigan.

  Except as stated above with respect to investments by the Michigan Triple Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund in Michigan Municipal Obligations, the Advisor does not intend to invest more than 25% of any Fund's total assets on a regular basis in securities whose issuers are in the same state.

  U.S. Government Obligations. Each Equity Fund, the Balanced Fund, each Bond Fund, the International Bond Fund, the Cash Investment Fund and the U.S. Treasury Money Market Fund may purchase obligations issued or guaranteed by the U.S. Government and, except in the case of the U.S. Treasury Money Market Fund, U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

  Stripped Securities. The Balanced Fund, each of the Bond Funds, the International Bond Fund, the Cash Investment Fund and the Tax-Free Money Market Fund may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATS) and also may purchase Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their "face value" and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The U.S. Treasury Money Market Fund may purchase only U.S. Treasury issued stripped securities. Investments by the U.S. Treasury Money Market Fund in such instruments, other than those recorded in the Federal Reserve book-entry recordkeeping system, will not exceed 35% of the Fund's total assets at the time of purchase. Stripped securities will normally be considered illiquid investments and will be acquired subject to the limitation on illiquid investments unless determined to be liquid under guidelines established by the Board of Trustees/Directors.

  Repurchase Agreements. The Funds may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). With respect to the Cash Investment Fund and U.S. Treasury Money Market Fund, the securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in 397 days. The financial institutions with which a Fund may enter into repurchase agreements include member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer. The Advisor will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations, except with respect to repurchase agreements secured by U.S. government securities.

  Reverse Repurchase Agreements. Each of the Equity Funds (except the Multi-Season Growth Fund), the Balanced Fund, each of the Bond Funds, the International Bond Fund, the Cash Investment Fund and the U.S. Treasury Money Market Fund may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

  Variable and Floating Rate Securities. Each Fund (other than the U.S. Treasury Money Market Fund) may purchase variable and floating rate instruments which may have stated maturities in excess of the Fund's maturity limitations but are deemed to have shorter maturities because the Fund can demand payment of the principal of the security at least once within such periods on not more than thirty days' notice (this demand feature is not required if the security is guaranteed by the U.S. Government or an agency or instrumentality thereof). These securities may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate securities will be determined by the Advisor to be of comparable quality at the time of purchase to rated securities purchasable by a Fund. The absence of an active secondary market, however, could make it difficult to dispose of the securities, and a Fund could suffer a loss if the issuer defaulted or during periods that the Fund is not entitled to exercise its demand rights. Variable and floating rate securities held by a Fund will be subject to the Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

  When-Issued Purchases and Forward Commitments. Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. Each Fund will establish a segregated account consisting of cash, U.S. Government securities or other high-grade debt securities in an amount equal to the amount of its when-issued purchases and forward commitments. Each Fund's when-issued purchases and forward purchase commitments are not expected to exceed 25% of the value of the particular Fund's total assets absent unusual market conditions. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

  Fixed Income Securities. Generally, the market value of fixed income securities held by the Balanced Fund, Micro-Cap Equity Fund, Small-Cap Value Fund, each of the Bond Funds, International Bond Fund, Cash Investment Fund and U.S. Treasury Money Market Fund can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the yields of investment portfolios composed primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. The market value of a Fund's investment will also change in response to the relative financial strengths of each issuer. Changes in the financial strengths of an issuer or charges in the ratings of a particular security may also affect the value of those investments. Fluctuations in the market value of fixed income securities subsequent to their acquisitions will not affect cash income from such securities, but will be reflected in a Fund's net asset value.

  The Equity Funds, the Balanced Fund, each of the Bond Funds and the International Bond Fund may purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

  Guaranteed Investment Contracts. The Bond Funds, International Bond Fund and Cash Investment Fund may make limited investments in guaranteed investment contracts ("GICs") issued by the U.S. insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. A Fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees/Directors. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to the limitation on illiquid investments.

  Investment Company Securities. In connection with the management of their daily cash positions, the Funds may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (i.e., "money market funds"). The International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including so called

"country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one or more foreign countries. The Index 500 Fund may also invest in SPDRs and shares of other investment companies that are structured to seek a similar correlation to the performance of the S&P 500 Index. Securities of other investment companies will be acquired within limits prescribed by the 1940 Act. These limitations, among other matters, restrict investments in securities of other investment companies to no more than 10% of the value of a Fund's total assets, with no more than 5% invested in the securities of any one investment company. As a shareholder of another investment company, a Fund, other than the Real Estate Equity Investment Fund, would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations.

  Liquidity Management. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Advisor determines that market conditions warrant, each of the Equity Funds may also invest without limitation in short-term U.S. Government obligations, high quality money market instruments, variable and floating rate instruments and repurchase agreements as described above.

  Temporary Investments. The Tax-Free Bond Funds and the Tax-Free Money Market Fund may hold uninvested cash if, in the opinion of the Advisor, suitable obligations bearing tax-exempt interest are unavailable. Uninvested cash will not earn income. In addition, each of the Tax-Free Bond Funds may invest from time to time, to the extent consistent with its investment objective, a portion of its assets on a temporary basis or for temporary defensive purposes in short-term money market instruments ("Temporary Investments"), the income from which is subject to Federal income tax.

  Temporary Investments will generally not exceed 20% of the total assets of a Fund except when made for temporary defensive purposes, and may include obligations of the U.S. Government or its agencies or instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest categories of either Moody's or S&P; certificates of deposit or bankers' acceptances of domestic branches of U.S. banks with total assets at the time of purchase of $1 billion or more; and repurchase agreements with respect to such obligations.

  Diversification. The Funds, other than the International Bond Fund, Michigan Triple Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund, are each classified as a diversified investment company, under the 1940 Act; the International Bond Fund, Michigan Triple Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund are each classified as non-diversified. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. The Funds will, however, comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code").

  Illiquid Securities. Each of the Equity Funds, the Balanced Fund, each of the Bond Funds, the International Bond Fund and each of the Tax-Free Bond Funds may invest up to 15% of the total value of its net assets (determined at the time of acquisition) in securities which are illiquid. Each of the Money Market Funds will not invest more than 10% of their respective net assets (determined at the time of acquisition) in securities which are illiquid. Illiquid securities would generally include repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended. If, after the time of acquisition, events cause this limit to be exceeded, a Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC. Subject to these limitations are GICs and repurchase agreements and time deposits which do not provide for payment within seven days.

  Each of the Funds may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). Each Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers which make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within a Fund's limitation on investment in illiquid securities. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Company's Board of Trustees or Munder's Board of Directors. The Multi-Season Growth, Mid-Cap Growth and Value Funds' investments in restricted securities will be limited to 5% of each Fund's total assets excluding Rule 144A securities. The Real Estate Equity Investment Fund will limit its investment in restricted securities to 10% of the Fund's assets, excluding Rule 144A securities, and will limit its investment in all restricted securities including Rule 144A securities, to 15% of its total assets.

  Lending of Portfolio Securities. To enhance the return of each of their respective portfolios, each Fund may lend securities in its portfolios representing up to 25% of their total assets, taken at market value, to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible delay in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

  Borrowing. The Funds are authorized to borrow money in amounts up to 5% of the value of each Fund's total assets at the time of such borrowing for temporary purposes. However, a Fund is authorized to borrow money in amounts up to 33 1/3% of its assets, as permitted by the 1940 Act, for the purpose of meeting redemption requests. Borrowing by a Fund creates an opportunity for greater total return but, at the same time, increases exposure to capital risk. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. However, a Fund will not purchase portfolio securities while borrowings exceed 5% of the Fund's total assets. For more detailed information with respect to the risks associated with borrowing, see "Borrowing" in the Statement of Additional Information.

  Portfolio Transactions and Turnover. All orders for the purchase or sale of securities on behalf of a Fund are placed by the Advisor with broker/dealers that the Advisor selects. A high portfolio turnover rate involves larger brokerage commission expenses or transaction costs which must be borne directly by a Fund, and may result in the realization of short-term capital gains which are taxable to shareholders as ordinary income. The Advisor will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with the Funds' respective objectives and policies. It is anticipated that the portfolio turnover rate of each of Small-Cap Value Fund, Micro-Cap Equity Fund and Equity Selection Fund will not exceed 100% and the annual portfolio turnover rate for the International Bond Fund will range from 200% to 300%. See "Financial Highlights" for the portfolio turnover rate of each Fund other than Small-Cap Value Fund, Micro-Cap Equity Fund, Equity Selection Fund and International Bond Fund.

  Industry Concentration. Because the Real Estate Equity Investment Fund invests primarily in the real estate industry, it could conceivably own real estate directly as result of a default on debt securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership, as well as indirect ownership, of real estate. These risks include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increase in interest rates. If the Fund has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to regain its tax status as a regulated investment company. See "Taxes" in the Statement of Additional Information. Because the Fund may invest more than 25% of its total assets in any one sector of the real estate or real estate related industries, it may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

  In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trust, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, may not be diversified and are subject to the risk of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to real estate investment trusts under the Code and to maintain exemption from the 1940 Act. Real estate investment trusts may be subject to interest rate risks similar to fixed income securities. In general, fixed income security prices vary inversely with interest rates (when interest rates rise, prices fall; and, conversely, when interest rates fall, prices rise). Additionally, while the Fund intends to primarily purchase publicly traded real estate investment trusts, some real estate investment trusts may be subject to lower market liquidity due to their small size. This may impact the Fund's ability to sell the securities, or the price at which such securities may be sold. Changes in prevailing interest rates may adversely affect the value of the debt securities in which the Fund will invest. By investing in real estate investment trusts indirectly through the Fund, a shareholder will bear not only his or her proportionate share of expenses of the Fund, but also, indirectly, similar expenses of the real estate investment trusts.

                            INVESTMENT LIMITATIONS

  Except for the policy to invest at least 80% of each of the Tax-Free Bond Fund's and of the Tax-Free Money Market Fund's net assets in municipal obligations bearing tax-exempt interest, and the Multi-Season Growth and Real Estate Equity Investment Funds' investment objectives, the investment objectives and policies stated above may be changed by the Company's Board of Trustees or Munder's Board of Directors without approval by a majority of a Fund's outstanding shares. However, shareholders will be notified in writing at least thirty days in advance of any material change, except where advance notice is not required. No assurance can be given that a Fund will achieve its investment objective.

  Each Fund has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Fund" (as defined in the Statement of Additional Information). These restrictions are set forth in the Statement of Additional Information.

                       PURCHASE AND REDEMPTION OF SHARES

  Shares of each Fund are sold on a continuous basis for the Company and Munder by the Distributor, Funds Distributor, Inc. The Distributor is a registered broker/dealer with principal offices at 60 State Street, Boston, Massachusetts 02109.

PURCHASE OF SHARES

  Class K Shares of each Fund are sold without an initial or contingent sales charge to customers ("Customers") of banks and other institutions, and the immediate family members of such Customers, that have entered into agreements with the Company or Munder to provide shareholder services for Customers. Customers may include individuals, trusts, partnerships and corporations. All share purchases are effected through a Customer's account at an institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to the institution involved. Institutions (or their nominees) will normally be the holders of record of Fund shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Funds will be governed by the Customers' account agreements with the institution. Investors wishing to purchase shares of any Fund should contact their account representatives.

  Shares of each Fund are sold at net asset value per share next determined on that day after receipt of a purchase order. Purchase orders by an institution for shares in the Money Market Funds must be received, together with payment, by the Distributor or Transfer Agent by 12:00 noon (Eastern time) or 4:00 p.m. (Eastern time) on any Business Day as defined below. A purchase order received by the Distributor or by the Transfer Agent after such time will not be accepted; notice thereof will be given to the institution placing the order, and any funds received will be returned promptly to the sending institution.

  Purchase orders by an institution for shares in each of the Equity, the Balanced, each of the Bond, the International Bond and each of the Tax-Free Bond Funds must be received by the Distributor or the Transfer Agent before the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "Exchange"), on any Business Day. Payment for such shares may be made by institutions in Federal funds or other funds immediately available to the Custodian no later than 4:00 p.m. (Eastern time) on the next business day following the receipt of the purchase order.

  It is the responsibility of the institution to transmit orders for purchases by their customers and to deliver required funds on a timely basis. If funds are not received within the periods described above, the order will be canceled, notice thereof will be given, and the institution will be responsible for any loss to the Fund or its shareholders. Institutions may charge certain account fees depending on the type of account the investor has established with the institution. In addition, an institution may receive fees from the Funds with respect to the investments of its customers as described below under "Management." With the exception of the Real Estate Equity Investment Fund, payments for Shares of a Fund may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for that Fund. For further information see "In-Kind Purchases" in the Statement of Additional Information.

  Purchases may be effected on days the Exchange is open for business (a "Business Day"). The Funds reserve the right to reject any purchase order. Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

  Neither the Company, Munder, the Distributor nor the Transfer Agent will be responsible for the authenticity of telephone instructions for the purchase or redemption of shares where such instructions are reasonably believed to be genuine. Accordingly, the institution will bear the risk of loss. The Company and Munder will attempt to confirm that telephone instructions are genuine and will use such procedures as are considered reasonable. To the extent that the Company or Munder fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for such instructions that prove to be fraudulent or unauthorized.

REDEMPTION OF SHARES

  Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. Shares held by an institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at the institution. The Company and Munder intend to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Share balances may be redeemed pursuant to arrangements between institutions and investors. It is the responsibility of an institution to transmit redemption orders to the Transfer Agent and to credit its Customers' accounts with the redemption proceeds on a timely basis. If a redemption order for shares of a Fund (other than the Money Market Funds), is received by the Transfer Agent before 4:00 p.m. Eastern time on a Business Day, payment is normally wired to the redeeming institution the following business day. If a redemption order for shares of the Cash Investment Fund, Tax-Free Money Market Fund or U.S. Treasury Money Market Fund is received by the Transfer Agent before 12:00 noon Eastern time on a business day, payment is normally wired on the same business day; if a redemption order is received by the Transfer Agent between 12:00 noon Eastern time and 4:00 p.m. Eastern time on a business day, payment is normally wired on the next business day. The Company and Munder reserve the right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the Advisor, an earlier payment could adversely affect a Fund.

REDEMPTION BY CHECK

  Free check writing is available with respect to Class K shares of the following Munder Funds: Bond Fund, Intermediate Bond Fund, U.S. Government Income Fund, Michigan Triple Tax-Free Bond Fund, Tax-Free Bond Fund, Tax-Free Intermediate Bond Fund, Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund. With this service, a shareholder may write checks in the amount of $500 or more. To establish this check writing service after opening an account, the shareholder must contact the Transfer Agent or his/her broker to obtain an Account Application Form. Upon 30 days' prior written notice to shareholders, the check writing privilege may be modified or terminated. An investor cannot close an account in a Fund by writing a check. A shareholder will receive the dividends declared on the shares to be redeemed up to the date that a check is presented to the Custodian for payment.

                          DIVIDENDS AND DISTRIBUTIONS

  The Funds expect to pay dividends and distributions from the net income and capital gains, if any, earned on investments held by the Funds. Dividends from net investment income are declared and paid quarterly by the Balanced Fund, the International Bond Fund and each of the Equity Funds, (except the Equity Selection Fund, International Equity Fund, Micro-Cap Equity Fund, Mid-Cap Growth Fund, Multi-Season Growth Fund, Real Estate Equity Investment Fund, Small-Cap Value Fund and Value Fund). Dividends from net income are declared and paid at least annually by the Equity Selection Fund, International Equity Fund, Micro-Cap Equity Fund, Mid-Cap Growth Fund, Multi-Season Growth Fund, Small-Cap Value Fund and Value Fund. Dividends from net investment income are declared and paid monthly by the Real Estate Equity Investment Fund. The net income of each of the Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund is declared daily, and the net income of each Bond Fund and each Tax-Free Bond Fund is declared monthly as a dividend, and generally are paid within six business days of month-end.

  Shareholders of the Money Market Funds whose purchase orders are received and executed by 12:00 noon (Eastern time) receive dividends for that day. Shareholders whose redemption orders have been received by 12:00 noon (Eastern time) will not receive dividends for that day, while shareholders whose redemption orders are received after 12:00 noon (Eastern time) will receive that day's dividends. See "Purchase and Redemption of Shares."

  Each Fund's net realized capital gains (including net short-term capital gains), if any, are distributed at least annually.

  Dividends and capital gains are paid in the form of additional shares of the same class of the same Fund unless a shareholder requests that dividends and capital gains be paid in cash. In the absence of this request on the Account Application Form, each purchase of shares is made on the understanding that the Fund's Transfer Agent is automatically appointed to receive the dividends upon all shares in the shareholder's account and to reinvest them in full and fractional shares of the same class of the same Fund at the net asset value in effect at the close of business on the reinvestment date. Dividends are automatically paid in cash (along with any redemption proceeds) not later than seven Business Days after a shareholder closes an account with a Fund.

  Each Fund's expenses are deducted from the income of the Fund before dividends are declared and paid. These expenses include, but are not limited to, fees paid to the Advisor, Administrator, Custodian and Transfer Agent; fees and expenses of officers and Trustees/Directors; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and trustees' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of the Company that are not readily identifiable as belonging to a particular fund of the Company are allocated among all funds of the Company by or under the direction of the Board of Trustees in a manner that the Board determines to be fair and equitable. Any general expenses of Munder that are not readily identifiable as belonging to a particular fund of Munder are allocated among all funds of Munder by or under the direction of the Board of Directors in a manner that the Board determines to be fair and equitable. The Advisor, Administrator, Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

  Each Fund's net investment income available for distribution to the holders of Class K Shares will be reduced by the amount of shareholder service fees payable to Institutions under the Class K Plan, described below.

                                NET ASSET VALUE

  Net asset value for Class K Shares in the Funds is calculated by dividing the value of all securities and other assets belonging to the Fund allocable to that class, less the liabilities charged to that class, by the number of outstanding shares of that class.

  The net asset value per share of each of the Equity Funds, the Balanced Fund, each of the Bond Funds, each of the Tax-Free Bond Funds and the International Bond Fund for the purpose of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange (currently 4:00 p.m., New York time) on each Business Day.

  With respect to the Funds, securities that are traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on such exchange or market as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on the date of valuation and securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Options will be valued at market value or fair value if no market exists. Futures contracts will be valued in like manner, except that open futures contract sales will be valued using the closing settlement price or, in the absence of such a price, the most recently quoted asked price. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mid-price between the current bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Boards of Trustees and Directors. Restricted securities and securities and assets for which market quotations are not readily available are valued at fair value by the Advisor under the supervision of the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

  The net asset value per share of each of the Money Market Funds for the purpose of pricing purchase and redemption orders is determined as of 12:00 noon (Eastern time) and as of the close of regular trading on the Exchange on each Business Day. In seeking to maintain a net asset value of $1.00 per share with respect to each of these Funds, the Company values the Fund's portfolio securities according to the amortized cost method of valuation. Under this method, securities are valued initially at cost on the date of purchase. Thereafter, absent unusual circumstances, the Fund assumes a constant proportionate amortization of any discount or premium until maturity of the security.

  The Funds do not accept purchase and redemption orders on days the Exchange is closed. The Exchange is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

                                  MANAGEMENT

BOARDS OF TRUSTEES AND DIRECTORS

  The Company and Munder are managed under the direction of their governing Boards of Trustees and Directors. The Statements of Additional Information contains the name and background information of each Trustee and Director.

INVESTMENT ADVISOR

  Munder Capital Management, a Delaware general partnership with its principal offices at 480 Pierce Street, Birmingham, Michigan 48009, serves as the Funds' investment advisor. The Advisor was formed in December, 1994. On February 1, 1995, the Advisor assumed the investment advisory duties with respect to the Funds previously performed by Woodbridge Capital Management, Inc. ("Woodbridge") and Old MCM, Inc. ("MCM"). The principal partners of the Advisor are MCM, Woodbridge and WAM Holdings, Inc. ("WAM"). MCM was founded in February, 1985, as a Delaware corporation and was a registered investment advisor. Woodbridge and WAM are indirect, wholly-owned subsidiaries of Comerica Incorporated. Mr. Lee P. Munder, the Advisor's chief executive officer, indirectly owns or controls a majority of the partnership interests in the Advisor. As of June 30, 1996, the Advisor and its affiliates had approximately $34 billion in assets under management, of which $17 billion were invested in equity securities, $6 billion were invested in money market or other short-term instruments, and $11 billion were invested in other fixed income securities.

  Subject to the supervision of the Board of Trustees of the Company and the Board of Directors of Munder, the Advisor provides overall investment management for each Fund, provides research and credit analysis, is responsible for all purchases and sales of portfolio securities, maintains books and records with respect to each Fund's securities transactions and provides periodic and special reports to the Board of Trustees and the Board of Directors as requested.

  The Portfolio Managers primarily responsible for the management of the investment selections of the portfolios of the Funds (other than the Index 500 and the Money Market Funds), together with information as to their principal business occupations during the past five years, are shown below.

  Leonard J. Barr II, CFA, Senior Vice President and Director of Research of the Advisor has co-managed the Multi-Season Growth Fund since its inception in April, 1993 and has co-managed the Balanced Fund since February, 1995. From April, 1988 to February, 1995, he was Vice President and Director of Research for MCM.

  Ann J. Conrad, CFA, Vice President and Director of Specialty Equity Products of the Advisor or Woodbridge since June, 1992, has managed the Accelerating Growth Fund since the Fund's inception in December, 1991, and has co-managed the Balanced Fund since the Fund's inception in March, 1993. From December, 1965, she was Director of Equity Strategy for Comerica Capital Management, Inc.

  Arnold Kent Douville, Senior Portfolio Manager of the Advisor, began his investment career as an associate in the Capital Markets group of the investment banking firm, Drexel Burnham Lambert. Mr. Douville joined MCM in 1989 and specializes in managing mid-cap growth portfolios for institutional clients. Mr. Douville has co-managed the Mid-Cap Growth Fund since its inception in August, 1995. Prior to beginning his investment career, Mr. Douville worked as a cost analyst for The Analytic Sciences Corporation
(TASC). Mr. Douville earned his B.S. degree in economics from the United States Air Force Academy and his M.B.A. from the University of Chicago Graduate School of Business.

  Wendy B. Harries, Senior Fixed Income Portfolio Manager of the Advisor or Woodbridge since June, 1992, is the portfolio manager primarily responsible for the management of the investment selections of the portfolios of the Michigan Triple Tax-Free Bond Fund, Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund. Ms. Harries has managed the Tax-Free Intermediate Bond Fund since May, 1993 and the Michigan Triple Tax-Free Bond Fund since its inception in January, 1994 and the Tax-Free Bond Fund since its inception in July, 1994. From February, 1980 to June, 1992, she was Fixed Income Manager for Comerica Capital Management, Inc.

  Otto Hinzmann, Jr., Vice President and Director of Equity Portfolio Management of the Advisor or MCM since January, 1987, has managed the Growth & Income Fund since February, 1995. Prior to 1987 he was Director of Equity Strategy for Comerica Bank.

  Anne K. Kennedy, Vice President and Director of Corporate Bond Trading of the Advisor or MCM, has managed the Intermediate Bond Fund since March, 1995. In addition to managing the corporate bond trading function, Ms. Kennedy is responsible for managing institutional fixed income portfolios, most recently, Ms. Kennedy has served as a portfolio manager for MCM's pension and insurance assets. From June, 1987 to September, 1991, she was involved in several investment related areas for Ford Motor Company.

  Lee P. Munder, CFA, President and Chief Executive Officer of the Advisor or MCM since MCM's inception in 1985. Mr. Munder has co-managed the Multi-Season Growth Fund since its inception in April, 1993 and managed the Real Estate Equity Investment Fund from its inception to October, 1996. Mr. Munder began his investment career in 1969 as Chief Trust Investment Officer for Security Bank and Trust of Southgate, Michigan. From 1973 to 1985 he served as portfolio manager at Loomis Sayles & Co., Inc. serving in later years as Vice President and Senior Partner. In 1985, Mr. Munder left Loomis Sayles & Co., Inc. and founded MCM.

  Todd B. Johnson, Chief Investment Officer of the Advisor, is currently the co-manager of the International Equity Fund (previously, from January, 1996 to October, 1996, was the portfolio manager) and the Index 500 Fund (previously, from July, 1992 to October, 1996, was the portfolio manager). Mr. Johnson previously served as a portfolio manager at Woodbridge Capital Management (June, 1992 to December, 1994) and Manufacturers Bank (June, 1986 to June,
1992). Mr. Johnson received a B.A. in Finance from Michigan State University and an M.B.A. from Wayne State University.

  James C. Robinson, Vice President and Chief Investment Officer--Fixed Income of the Advisor or MCM since 1987, has co-managed the Bond Fund, Intermediate Bond Fund and U.S. Government Income Fund since March, 1995. Mr. Robinson has co-managed the Balanced Fund since June, 1995. In his position, Mr. Robinson oversees the Advisor's fixed income strategy and manages institutional portfolios. Prior to his joining MCM in 1987, he was a Senior Fixed Income Portfolio Manager for the National Bank of Detroit Trust Investment Department.

  Peter G. Root, Senior Portfolio Manager of the Advisor has managed the U.S. Government Income Fund since March, 1995. Mr. Root joined MCM in 1991 and as a Senior Portfolio Manager has been responsible for fixed income portfolios. From August, 1988 to February, 1991, he was Investment Manager for Society National Bank.

  Gerald Seizert, CFA, CIC, Executive Vice President and Chief Investment Officer of all equity management of the Advisor and has managed the Value Fund since its inception in August, 1995 and the Small-Cap Value Fund upon commencement of operations. Prior to joining the Advisor in 1995, Mr. Seizert served as Director and Managing Partner of the Detroit office of Loomis, Sayles & Company, L.P. Before his 1984 affiliation with

Loomis, he served as Vice President, Trust Investments for First of America Bank. Earlier, 1977-1979, Mr. Seizert served as a Credit Analyst at Bank One of Columbus, N.A. Mr. Seizert received his B.B.A. degree and an M.B.A. from The University of Toledo and is a Chartered Financial Analyst and Chartered Investment Counselor.

  Kurt R. Stalzer, Senior Portfolio Manager of the Advisor or Woodbridge since June, 1992, has managed the Small Company Growth Fund since April, 1992. Prior to June, 1992, he was a Portfolio Manager for the Trust Investment Department of Manufacturers Bank, N.A. (January, 1981 to June, 1992).

  Jeffrey A. Wrona, CFA, Senior Portfolio Manager of the Advisor, began his investment career as a Fixed Income Research Analyst for the investment banking firm, Drexel Burnham Lambert. Mr. Wrona joined MCM in 1990 and specializes in managing mid-cap growth portfolios for institutional clients. Mr. Wrona has co-managed the Mid-Cap Growth Fund since its inception in August, 1995. Prior to beginning his investment career, Mr. Wrona worked as a product design engineer for Ford Motor Company (September, 1987 to August,
1988). Mr. Wrona earned his B.S. degree in engineering from the University of Michigan and his M.B.A. from the University of Michigan Graduate School of Business.

  Gregory A. Prost, CFA, Senior Fixed Income Portfolio Manager of the Advisor or MCM, has co-managed the Balanced Fund and the Bond Fund since May, 1995 and the International Bond Fund since October, 1996. Prior to joining MCM in 1995, he was a Vice President and Senior Fund Manager for First of America Investment Corp. (May, 1987 to May, 1995).

  Sharon E. Fayolle, Vice President and Director of Money Market Fund Trading for the Advisor or MCM, is responsible for overseeing the management of cash portfolios, money market funds and foreign currency trading since May, 1996. She has co-managed the International Bond Fund since October, 1996. Prior to joining MCM in 1996, she was employed in the investment area of Ford Motor Company as European Portfolio Manager responsible for investment and cash management for Ford's European operations (August, 1981 to April, 1996).

  Edward Eberle, Value Portfolio Manager of the Advisor, has been co-manager of the Value Fund since October, 1996. Prior to being appointed co-manager, Mr. Eberle acted as the primary analyst for the Fund, assisting the manager with portfolio decisions. He is also a member of the Advisor's asset allocation team. Prior to joining the Advisor in 1995, Mr. Eberle served as Executive Vice President and Portfolio Manager for Westpointe Financial Corporation and as a member of the Board of Directors for Westpointe Capital Management and Dart Investors Bermuda Limited. Mr. Eberle received a B.A. in Finance from Michigan State University.

  Carl Wilk, Senior Portfolio Manager of the Advisor, has been co-manager of the Small Company Growth Fund since October, 1996. Prior to being appointed co-manager, Mr. Wilk acted as the primary analyst for the Fund assisting the manager with portfolio decisions. Prior to joining the Advisor in 1995, Mr. Wilk was a Senior Equity Research Analyst at Woodbridge. Prior responsibilities include experience as an Investment Analyst at Manufacturers Bank. N.A. from 1986 to 1992 for their core growth equity investment process. In addition, Mr. Wilk performed various financial positions in the banking and brokerage industry from 1984 to 1986. Mr. Wilk received a B.S. in Finance, M.B.A. from Wayne State University and is a Certified Financial Planner.

  Peter K. Hoglund, CFA, Portfolio Manager/Strategic Projects of the Advisor, has been manager of the Real Estate Equity Investment Fund since October, 1996. Prior to being appointed as manager, Mr. Hoglund acted as the primary analyst for this Fund, assisting the former manager with portfolio decisions. Prior to joining MCM in May, 1993, Mr. Hoglund was in the Investment Banking Division of Morgan Stanley & Co., Inc. (July, 1988 to July, 1990) where he was a financial analyst. Mr. Hoglund received both his B.A. and M.B.A. from the University of Michigan and is a Chartered Financial Analyst.

  Theodore Miller, Senior Portfolio Manager of the Advisor, has been co-manager of the International Equity Fund since October, 1996. Prior to being appointed co-manager, Mr. Miller acted as the primary analyst for the Fund, assisting the manager with portfolio decisions. Prior to joining the Advisor, Mr. Miller worked in

Derivatives Marketing for Interacciones Global Inc (1993-1995), in Equity Sales/Trader for McDonald & Co. Securities Inc. (1991-1993) and started his career in 1986 and was a derivative and equity transaction execution specialist with various New York investment banks. Mr. Miller received his B.S. from the University of Pittsburgh and his M.B.A. from Indiana University.

  Robert J. Samrah, Senior Portfolio Manager of the Advisor, has been co-manager of the Index 500 Fund since October, 1996. Prior to being appointed co-manager, Mr. Samrah assisted the manager with portfolio decisions. Prior to joining the Advisor, Mr. Samrah was an Asset/Liability Manager for First of America Bank Corporation (1993-1994), a Senior Consultant for Deloitte & Touche Management Consulting (1992-1993) and started his career in 1985 at GMAC as an Analyst. Mr. Samrah received his B.B.A. and M.B.A. from Wayne State University.

  Investment decisions for the Equity Selection Fund and the Micro-Cap Equity Fund will be made by a committee of portfolio managers employed by the Advisor.

  For the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from each Fund, computed daily and payable monthly on a separate Fund-by-Fund basis, at an annual rate of 1.00% of the first $500 million of average daily net assets and .75% of average daily net assets in excess of $500 million of the Multi-Season Growth Fund; 1.00% of average daily net assets of Micro-Cap Equity Fund; .75% of average daily net assets of each of the Accelerating Growth Fund, Equity Selection Fund, Growth & Income Fund, International Equity Fund, Small-Cap Value Fund and Small Company Growth Fund;
 .74% of average daily net assets of each of the Mid-Cap Growth Fund, Real Estate Equity Investment Fund and Value Fund; .65% of average daily net assets of the Balanced Fund; .50% of average daily net assets of each of the Bond Fund, Intermediate Bond Fund, International Bond Fund, U.S. Government Income Fund, Michigan Triple Tax-Free Bond Fund, Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund; .35% of average daily net assets of each of the Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund; and .20% of the first $250 million of average daily net assets, .12% of the next $250 million of average daily net assets and .07% of average daily net assets in excess of $500 million of the Index 500 Fund. The voluntary advisory fee waiver previously in effect for the Michigan Triple Tax-Free Bond Fund was discontinued as of the date of this Prospectus.

  For the period July 1, 1995 to October 27, 1995, the Advisor received fees, after waivers, if any, at an effective rate of .75% of the average daily net assets of each of the Accelerating Growth Fund, Growth & Income Fund, International Equity Fund, and Small Company Growth Fund; .65% of average daily net assets of the Balanced Fund; .50% of average daily net assets of each of the Bond Fund, Intermediate Bond Fund, U.S. Government Income Fund, Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund; .35% of the average daily net assets of each of the Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund; and .07% of the average daily net assets of the Index 500 Fund; 0.00% of the average daily net assets of the Michigan Triple Tax-Free Bond Fund.

  For the period October 28, 1995 to June 30, 1996, the Adviser received fees, after waivers, if any, at an effective rate of .75% of the average daily net assets of each of the Accelerating Growth Fund, Growth & Income Fund, International Equity Fund and Small Company Growth Fund; .65% of the average daily net assets of the Balanced Fund, .50% of the average daily net assets of each of the Bond Fund, Intermediate Bond Fund, U.S. Government Income Fund, Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund; .35% of each of the average daily net assets of the Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund; .06% of the average daily net assets of the Index 500 Fund; 0.00% of the average daily net assets of the Michigan Triple Tax-Free Bond Fund.

  For the fiscal year ended June 30, 1996 (and for the Mid-Cap Growth Fund and Value Fund for the period of commencement of operations to June 30, 1996), the Advisor received fees, after waivers, if any, at an effective rate of .75% of average daily net assets of the Multi-Season Growth Fund; .68% of average daily net assets of the Real Estate Equity Investment Fund; .73% of average daily net assets of the Value Fund and .71% of average daily net assets of the Mid-Cap Growth Fund.

  The International Bond Fund did not commence operations until October 2, 1996 and the Equity Selection, Micro-Cap Equity and Small-Cap Value Funds had not commenced operations as of the date of this Prospectus.

  The Advisor expects to voluntarily waive a portion of its fee with respect to the Index 500 Fund and Multi-Season Growth Fund during the current fiscal year. However, the Advisor may discontinue such fee waivers at any time in its sole discretion. The Advisor expects to receive, after waivers, an advisory fee at the annual rate of .07% and .75% of the average daily net assets of the Index 500 Fund and the Multi-Season Growth Fund, respectively, during the Company's and Munder's current fiscal year.

  The Advisor may, from time to time, make payments to banks, broker-dealers or other financial institutions for certain services to the Funds and/or their shareholders, including sub-administration, sub-transfer agency and shareholder servicing. Such payments are made out of the Advisor's own resources and do not involve additional costs to the Funds or their shareholders.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

  First Data Investor Services Group, Inc. ("First Data"), whose principal business address is 53 State Street, Boston, Massachusetts 02109, serves as administrator for the Funds. First Data is a wholly owned subsidiary of First Data Corporation. The Administrator generally assists the Company and Munder in all aspects of its administration and operations, including the maintenance of financial records and fund accounting.

  First Data also serves as the Funds' transfer agent and dividend disbursing agent.

  As compensation for their services, the Administrator and Transfer Agent are entitled to receive fees, based on the aggregate average daily net assets of the Funds and certain other investment portfolios that are advised by the Advisor for which they provide services, computed daily and payable monthly at the rate of .12% of the first $2.8 billion of net assets, plus .105% of the next $2.2 billion of net assets, plus .10% of all net assets in excess of $5 billion with respect to the Administrator and .02% of the first $2.8 billion of net assets, plus .015% of the next $2.2 billion of net assets plus .01% of all net assets in excess of $5 billion with respect to the Transfer Agent. Administration fees payable by the Funds and certain other investment portfolios advised by the Advisor are subject to a minimum annual fee of $1.2 million to be allocated among each series and class thereof. The Transfer Agent and Administrator are also entitled to reimbursement for out-of-pocket expenses. The Administrator has entered into a Sub-Administration Agreement with the Funds' Distributor under which the Distributor provides certain administrative services with respect to the Funds. The Administrator pays the Distributor a fee for these services out of its own resources at no cost to the Funds.

  Comerica Bank (the "Custodian"), whose principal business address is One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226, provides custodial services to the Funds. The Custodian is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company. As compensation for its services, the Custodian is entitled to receive fees, based on the aggregate average daily net assets of the Funds and certain other investment portfolios that are advised by the Advisor for which the Custodian provides services, computed daily and payable monthly at an annual rate of .03% of the first $100 million of average daily net assets, .02% of the next $500 million of net assets and .01% of net assets in excess of $600 million. The Custodian also receives certain transaction based fees. Because of the additional custody and accounting charges associated with the investment in foreign securities, the International Equity Fund incurred additional custody and accounting fees during the Company's fiscal year ended June 30, 1996 equal to .033% of the Fund's average daily net assets.

  For an additional description of the services performed by the Administrator, Transfer Agent and Custodian, see the Statement of Additional Information.

SHAREHOLDER SERVICING ARRANGEMENTS

  The Funds have adopted a Shareholder Servicing Plan (the "Class K Plan") under which Class K Shares are sold through institutions which enter into shareholder servicing agreements with the Funds. The agreements require the institutions to provide shareholder services to their Customers who from time to time own of record or beneficially Class K Shares in return for payment by a Fund at a rate not exceeding .25% (on an annualized basis) of the average daily net asset value of the Class K Shares beneficially owned by the Customers. Class K Shares bear all fees paid to institutions under the Class K Plan.

  The services provided by institutions under the Class K Plan may include processing purchase, exchange and redemption requests from Customers and placing orders with the Transfer Agent; processing dividend and distribution payments from the Funds on behalf of Customers; providing information periodically to Customers showing their positions in Class K Shares; providing sub-accounting with respect to Class K Shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in Class K Shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.

  The Funds understand that institutions may charge fees to their Customers who are the owners of Class K Shares in connection with their Customer accounts. These fees would be in addition to any amounts which may be received by an institution under its agreements with the Funds. The agreements require an institution to disclose to its Customers any compensation payable to the institution by the Funds and any other compensation payable by the Customers in connection with the investment of their assets in Class K Shares. Customers of institutions should read this Prospectus in light of the terms governing their accounts with their institutions. Conflict of interest restrictions may apply to the receipt by institutions of compensation from the Distributor with respect to the investment of fiduciary assets in Class K Shares.

  Payments under the Class K Plan are not tied exclusively to the shareholder expenses actually incurred by the institutions and the payments may exceed service expenses actually incurred. The Company's and Munder's Boards of Trustees and Directors evaluate the appropriateness of the Class K Plan and its payment terms on a periodic basis.

                                     TAXES

GENERAL

  Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. Such qualification generally relieves a Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

  Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such year. In general, a Fund's investment company taxable income will be its taxable income (including dividends, interest, and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income each taxable year. Such distributions will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or qualified retirement plan are deferred under the Code if applicable requirements are met.) The dividends received deduction for corporations will apply to such distributions by the Balanced Fund and the Equity Funds to the extent of the total qualifying dividends received by the distributing fund from domestic corporations for the taxable year and if other applicable requirements are met.

  Substantially all of each of the Funds' net realized long-term capital gains, if any, will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not currently exempt from Federal income taxes as long-term capital gains, no matter how long the shareholders have held their shares.

  A taxable gain or loss may be realized by a holder of shares in the Funds upon the redemption or transfer of shares depending upon the tax basis of the shares and their price at the time of the transaction.

  The International Bond Fund's gains and losses from investments in foreign currency denominated debt securities and from certain other transactions may be treated as ordinary income or loss rather than capital gain or loss. This may have the effect of increasing ordinary dividends paid to shareholders (in the case of such gains) or decreasing the amounts available for distribution as dividends (in the case of such losses).

  Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  Shareholders should be aware that redeeming shares of a Fund after tax-exempt interest income has been accrued by a Fund but before that income has been distributed as a dividend may be disadvantageous. Any gain on such redemption will be taxable, even though the gain may be attributable in part to the accrued tax-exempt interest that might have qualified as an exempt-interest dividend if distributed as a dividend rather than as redemption proceeds.

  Before purchasing shares in the Funds, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

  On an annual basis, the Funds will send written notices to record owners of shares regarding the Federal tax status of distributions made by each Fund. Since this is not an exhaustive description of applicable tax consequences, and since state and local taxes may be different than the Federal taxes described below, investors may wish to contact their tax advisors concerning investments in the Funds.

TAXES--FOREIGN INVESTMENTS

  Income or gain from investments in foreign securities may be subject to foreign withholding or other taxes. It is expected that the International Equity Fund and International Bond Fund will, and the other Funds may, be subject to foreign withholding taxes with respect to income received from sources within foreign countries. If more than 50% of the value of each of the International Equity Fund's and International Bond Fund's total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and the shareholders would be entitled (a) to credit their proportionate amount of such taxes against their U.S. Federal income tax liabilities subject to certain limitations described in the Statement of Additional Information, or (b) if they itemize their deductions, to deduct such proportionate amount from their U.S. income.

  If a Fund invests in certain "passive foreign investment companies" ("PFICs"), it will be subject to Federal income tax (and possibly additional interest charges) on a portion of any excess distribution or gain from the disposition of such shares even if it distributes such income to its shareholders. If a Fund elects to treat the PFIC as a qualified electing fund ("QEF") and the PFIC furnishes certain financial information in the required form to such Fund, the Fund will instead be required to include in income each year its allocable share of the ordinary earnings and net capital gains on the QEF, regardless of whether received, and such amounts will be subject to the various distribution requirements described above.

  The International Bond Fund's investments in derivative instruments are subject to special tax rules, some of which are not entirely clear. As a result, the Fund may be limited by tax considerations in the extent to which it enters into such transactions. See the Statement of Additional Information for further information.

TAXES--TAX-FREE BOND FUNDS AND TAX-FREE MONEY MARKET FUND

  The Tax-Free Bond Funds and Tax-Free Money Market Fund intend to pay substantially all of their dividends as exempt-interest dividends. Under normal market conditions, at least 80% of each Fund's net assets will be invested in municipal obligations, the interest on which is exempt from regular Federal income tax and does not constitute an item of tax preference for purposes of the Federal alternative minimum tax. Investors in the Funds should note, however, that taxpayers are required to report the receipt of tax-exempt interest dividends on their Federal income tax returns and that in some circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum and environmental taxes.

  First, tax-exempt interest and exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986, will generally constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum and environmental tax liability. During normal market conditions the Funds may invest up to 20% each of their net assets in such private activity bonds.

  Second, all dividends, including exempt-interest dividends received by corporate taxpayers must be taken into account by them in determining certain adjustments for alternative minimum and environmental tax purposes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should further note that all dividends, including exempt interest dividends derived from a Fund will be taken into account in determining the taxability of their benefit payments.

  The Funds will determine annually the percentages of their net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which are fully taxable. The Funds will apply these percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day. On an annual basis, the Funds will send written notices to record owners of shares regarding the Federal tax status of distributions made by them.

  Dividends paid by each Fund may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. Moreover, to the extent, if any, that dividends paid to shareholders are derived from taxable interest or from capital gains, such dividends will be subject to Federal income tax.

MICHIGAN TAXES--MICHIGAN TRIPLE TAX-FREE BOND FUND AND TAX-FREE INTERMEDIATE BOND FUND

  Ordinary tax-exempt interest dividends paid by the Michigan Triple Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund that are derived from interest attributable to tax-exempt obligations of the State of Michigan and its political subdivisions, as well as certain U.S. territorial obligations, are exempt from Michigan income tax, Michigan intangibles tax and Michigan single business tax. Conversely, to the extent that the Funds' tax-exempt interest dividends are derived from interest on other obligations, such dividends will be subject to Michigan income, intangibles and single business taxes, even if exempt for Federal income tax purposes. A Fund is unable to predict in advance the exact portion of its tax-exempt dividends that will be derived from interest on Michigan Municipal Obligations, but will advise shareholders at least annually of the percentage of the tax-exempt dividends actually paid by it. Such percentage will equal a Fund's tax-exempt interest from Michigan Municipal Obligations divided by the total tax-exempt interest earned by the Fund, whether or not the total tax-exempt interest earned by the Fund is distributed as dividends. However, capital gains dividends (both short- and long-term) are subject to Michigan income tax.

  The taxability of dividends for Michigan income and intangibles taxes generally follows the domicile of the owner/participant. Non-Michigan residents are not subject to Michigan income and intangibles taxes on dividends received from the Funds.

  In addition, under Michigan's Uniform City Income Tax ordinance, which authorizes Michigan cities to impose a local income tax, interest dividends from Michigan municipal obligations, which are not subject to Michigan income tax will similarly not be subject to the Michigan Uniform City Income Tax.

                                    *  *  *

  Since this is not an exhaustive discussion of applicable tax consequences, investors may wish to contact their tax advisors concerning investments in the Funds. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Funds.

                             DESCRIPTION OF SHARES

  The Company was organized as a Massachusetts business trust on August 30, 1989, and is registered under the 1940 Act as an open-end management investment company. The Company's Declaration of Trust authorizes the Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in the Company, representing interests in the Accelerating Growth, Balanced, Growth & Income, Index 500, International Equity, Small Company Growth Fund, Bond, Intermediate Bond, U.S. Government Income, Michigan Triple Tax-Free Bond, Tax-Free Bond, Tax-Free Intermediate Bond, Cash Investment, Tax-Free Money Market and U.S. Treasury Money Market Funds, respectively, each of which, except the Michigan Triple Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund, is classified as a diversified investment company under the 1940 Act. There is a possibility that Munder might become liable for any misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the Company.

  Munder was organized as a Maryland corporation on November 18, 1992 and is also registered under the 1940 Act as an open-end management investment company. Munder's Articles of Incorporation authorize the Directors to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Directors have authorized the issuance of shares of common stock, representing interests in the Equity Selection, Micro-Cap Equity, Mid-Cap Growth, Multi-Season Growth, Real Estate Equity Investment, Small-Cap Value, Value, International Bond, Money Market, and NetNet Funds, respectively, each of which, except International Bond Fund, is classified as a diversified investment company under the 1940 Act. There is a possibility that the Company might become liable for any misstatement, inaccuracy, or incomplete disclosure in this Prospectus concerning Munder.

  The shares of each Fund (other than the Money Market Funds and the NetNet
Fund) are offered as five separate classes: Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares. Class C Shares of the Index 500 Fund are not currently available for purchase. The Money Market Funds (other than the Money Market Fund) offer only Class A Shares, Class K Shares and Class Y Shares. The Money Market Fund offers only Class A, Class B and Class C Shares (which may be acquired only through an exchange from the corresponding classes of other funds of the Company or Munder) and Class Y Shares. The NetNet Fund offers only one class of shares. These other classes of the Funds may have different sales charges and expense levels, which may affect performance. Investors may call the Distributor at (800) 438-5789 for more information concerning other classes of shares of the Funds. These other classes of the Fund may have different sales charges and expense levels, which will affect performance. This Prospectus relates only to Class K Shares of the Accelerating Growth, Balanced, Equity Selection, Growth & Income, Index 500, International Equity, Micro-Cap Equity, Mid-Cap Growth, Multi-Season Growth, Real Estate Equity Investment, Small-Cap Value, Small Company Growth, Value, Bond, Intermediate Bond, International Bond, U.S. Government Income, Michigan Triple Tax-Free Bond, Tax-Free Bond, Tax-Free Intermediate Bond, Cash Investment, Tax-Free Money Market and U.S. Treasury Money Market Funds.

  Each share of a Munder Fund has a par value of $.001, represents an equal proportionate interest in the particular Fund with other shares of the same class and is entitled to such dividends and distributions earned on such Fund's assets as are declared in the discretion of the Trustees. Each share of a MFI Fund has a par value of $.01 per share and represents a proportionate interest in the assets of the Fund.

  Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by Fund, except where otherwise required by law or when the Trustees or Directors determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. In addition, shareholders of each of the Funds will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Trustees or Directors determine that the matter to be voted on affects only the interests of the holders of a particular class of shares. The Funds are not required and do not currently intend to hold annual meetings of shareholders for the election of Board members except as required under the 1940 Act. A meeting of shareholders will be called upon the written request of at least 10% of the outstanding shares of the Company or Munder. To the extent required by law, the Funds will assist in shareholder communications in connection with such a meeting. For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

  As of October 1, 1996, Comerica Bank held of record substantially all of the outstanding shares of the Funds as agent, custodian or trustee for its customers. In addition, as of October 1, 1996, Comerica Bank possessed sole or shared voting or investment power for its customer accounts with respect to the following percentages of the Funds' outstanding shares: Accelerating Growth Fund--87%; Balanced Fund--88%; Growth & Income Fund--98%; Index 500 Fund--68%; International Equity Fund--90%; Mid-Cap Growth Fund--91%; Multi-Season Growth Fund--63%; Real Estate Equity Investment Fund--83%; Small Company Growth Fund-- 86%; Value Fund--91%; Bond Fund--98%; Intermediate Bond Fund--98%; U.S. Government Income Fund--99%; Michigan Triple Tax-Free Bond Fund--97%; Tax-Free Bond Fund--98%; Tax-Free Intermediate Bond Fund--98%; Cash Investment Fund-- 97%; Tax-Free Money Market Fund--91%; and U.S. Treasury Money Market Fund--56%. The International Bond Fund did not commence operations until October 2, 1996 and as of the date of this Prospectus the Equity Selection Fund, Micro-Cap Equity Fund and Small Cap Value Fund had not commenced operations.

REPORTS TO SHAREHOLDERS

  The Funds have eliminated duplicate mailings of prospectuses and shareholder reports to accounts which have the same primary record owner, and with respect to joint tenant accounts or tenant in common accounts, accounts which have the same address. Additional copies of prospectuses and reports to shareholders are available upon request by calling the Funds at (800) 438-5789.

                                  PERFORMANCE

  From time to time, the Funds may quote performance and yield data for Class K Shares in advertisements or in communications to shareholders. The total return of a class of shares in a Fund may be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average percentage change in value of an investment in a class of shares in the Fund from the beginning date of the measuring period to the end of the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made during the period are reinvested in the same class of shares.

  The yield of a class of shares in the Bond Funds, International Bond Fund and Tax-Free Bond Funds is computed based on the net income of such class in a Fund during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, the Fund's yield for a class of shares is computed by dividing the per share net income for the class during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

  The yield of a class of shares in the Cash Investment, Tax-Free Money Market and U.S. Treasury Money Market Funds refers to the income generated by an investment in a class over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. "Effective yield" is calculated similarly but, when annualized, the income earned by an investment in a class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

  The "tax-equivalent yields" of the Class K Shares in the Tax-Free Bond Funds and Tax-Free Money Market Fund may also be quoted from time to time, which show the level of taxable yield needed to produce an after-tax equivalent to the tax-free yield of the particular class. This is done by increasing the yield (calculated as above) by the amount necessary to reflect the payment of Federal and/or state income taxes at a stated rate.

  The Funds may compare the performance of the Class K Shares to the performance of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds, including, for example, Lipper Analytical Services, Inc., the Lehman Brothers Government/Corporate Bond Index, a recognized unmanaged index of government and corporate bonds, the Standard & Poor's 500 Index, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, an unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. Performance and yield data as reported in national financial publications such as Morningstar, Inc., Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares in a Fund.

  Performance will fluctuate and any quotation of performance should not be considered as representative of future performance of a class of shares in a Fund. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a Fund, portfolio maturity, operating expenses, and market conditions. Any fees charged by Institutions directly to their Customers' accounts in connection with investments in a Fund will not be included in calculations of yield and performance.

  Quotations of total return for Class K Shares will reflect the fees for certain shareholder services as described in this Prospectus.

PROSPECTUS

CLASS A, CLASS B AND CLASS C SHARES

  The Munder Funds Trust (the "Company") is an open-end investment company (a mutual fund) that currently offers a selection of fifteen investment portfolios. The Munder Funds, Inc. ("Munder") is an open-end investment company that currently offers ten investment portfolios. This Prospectus describes six investment portfolios offered by the Company (the "Munder Funds") and seven investment portfolios offered by Munder (the "MFI Funds") described below (collectively, the "Funds"):

                     Munder Accelerating Growth Fund

                           Munder Balanced Fund

                       Munder Equity Selection Fund

                       Munder Growth & Income Fund

                          Munder Index 500 Fund*

                     Munder International Equity Fund

                       Munder Micro-Cap Equity Fund

                        Munder Mid-Cap Growth Fund

                     Munder Multi-Season Growth Fund

                Munder Real Estate Equity Investment Fund

                       Munder Small-Cap Value Fund

                     Munder Small Company Growth Fund

--------                    Munder Value Fund

*Class C Shares of the Index 500 Fund are not currently available for purchase.

  Munder Capital Management (the "Advisor") serves as the investment advisor of the Funds.

  This Prospectus sets forth concisely information that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. A Statement of Additional Information dated October 28, 1996, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. The Statement of Additional Information may be obtained free of charge by calling the Funds at (800) 438-5789. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Funds.

  SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

 SECURITIES OFFERED BY THIS PROSPECTUS  HAVE NOT BEEN APPROVED OR DISAPPROVED
  BY  THE  SECURITIES  AND  EXCHANGE  COMMISSION  OR  ANY  STATE  SECURITIES
   COMMISSION NOR HAS  THE SECURITIES AND EXCHANGE COMMISSION  OR ANY STATE
    SECURITIES COMMISSION  PASSED UPON  THE ACCURACY  OR ADEQUACY  OF THIS
     PROSPECTUS.  ANY  REPRESENTATION  TO  THE  CONTRARY  IS  A  CRIMINAL
      OFFENSE.

             THE DATE OF THIS PROSPECTUS IS OCTOBER 28, 1996.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary.........................................................   3
The Funds
  Expense Table............................................................   7
  Financial Highlights.....................................................  13
  Investment Objectives and Policies.......................................  30
  Portfolio Instruments and Practices and Associated Risk Factors..........  39
  Investment Limitations...................................................  46
How to Do Business with Us
  How to Purchase Shares...................................................  47
  How to Redeem Shares.....................................................  52
  Conversion of Class B Shares.............................................  57
  How to Exchange Shares...................................................  57
  Dividends and Distributions..............................................  58
Other Information
  Net Asset Value..........................................................  59
  Management...............................................................  60
  Taxes....................................................................  64
  Description of Shares....................................................  66
  Performance..............................................................  67
  Shareholder Account Information..........................................  68

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION, OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR FUNDS DISTRIBUTOR, INC. (THE "DISTRIBUTOR"). THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by the more detailed information appearing in this Prospectus.

INVESTMENT OBJECTIVES

  Each Fund, other than the Balanced Fund, Growth & Income Fund and Index 500 Fund, seeks capital appreciation. The Balanced Fund seeks to provide an attractive investment return through a combination of growth of capital and current income. The Growth & Income Fund seeks capital appreciation and current income by investing primarily in dividend-paying equity securities. The Index 500 Fund seeks to provide price performance and income that is comparable to the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). The Real Estate Equity Investment Fund seeks capital appreciation and current income by investing primarily in securities of United States companies which are principally engaged in the real estate industry or own significant real estate assets. The Accelerating Growth Fund, Equity Selection Fund, International Equity Fund, Micro-Cap Equity Fund, Mid-Cap Growth Fund, Multi-Season Growth Fund, Small-Cap Value Fund, Small Company Growth Fund and Value Fund seek to provide shareholders long-term capital appreciation.

PRINCIPAL INVESTMENTS

  The Funds, other than the Balanced Fund, invest primarily in equity securities, with each Fund implementing a different investment strategy. The Balanced Fund allocates its assets primarily among three major asset groups: equity securities, fixed income securities and cash equivalents.

INVESTMENT PROGRAM

  The Accelerating Growth Fund emphasizes stocks of companies, determined by the Advisor to demonstrate accelerating earnings growth and which are expected to continue expanding earnings at an accelerated pace, maintain a substantial competitive advantage, have a focused management team and a stable balance sheet. The Balanced Fund allocates its assets primarily among equity securities, fixed income securities and cash equivalents to provide growth of capital and current income. The Equity Selection Fund invests in equity securities that are deemed to be of high quality and that are undervalued compared to equity securities of other companies in the same industry. The Growth & Income Fund invests in a broadly diversified portfolio of dividend-paying stocks whose prospects for dividend growth and capital appreciation are considered favorable by the Advisor. The Index 500 Fund invests in a portfolio of stocks constructed to provide price performance and income to track the market as represented by the S&P 500. The International Equity Fund invests primarily in the equity securities of foreign companies selected for their long-term growth potential. The Micro-Cap Equity Fund and Small-Cap Value Fund each invest primarily in equity securities of smaller companies with market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the S&P 500. The Mid-Cap Growth Fund invests primarily in a diversified portfolio of equity securities of companies that have market capitalizations that range between $100 million and $5 billion and have demonstrated superior earnings growth, financial stability, attractive valuation and relative price momentum. The Multi-Season Growth Fund invests primarily in a diversified portfolio of equity securities of companies that have demonstrated superior long-term earnings growth, financial stability, attractive valuation and relative price momentum. The Real Estate Equity Investment Fund invests primarily in securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets. The Small Company Growth Fund focuses on stocks of smaller companies with the potential for significant long-term capital appreciation. The Value Fund invests in a diversified portfolio of equity securities of well-established companies with intermediate to large market capitalizations which the Advisor believes to be undervalued at the time of purchase. See "Investment Objectives and Policies."

INVESTMENT RISKS AND SPECIAL CONSIDERATIONS

  A Fund's performance and price per Share will change daily based on many factors, including interest rate levels, the quality of the instruments in each Fund's investment portfolio, national and international economic conditions, the overall level of equity prices, general market conditions and international exchange rates. Depending on these factors, the net asset value of each Fund may decrease instead of increase. Certain Funds may seek to achieve their investment objectives through investments in securities of foreign issuers (that involve risks not typically associated with U.S. issuers), instruments below or with the lowest investment grade ratings which have speculative characteristics, and certain options and futures strategies. The Micro-Cap Equity Fund and the Small-Cap Value Fund each invest primarily in small capitalization companies which are typically subject to a greater degree of change in earnings and business prospects than larger, more established companies. The Micro-Cap Equity Fund, Mid-Cap Growth Fund, Multi-Season Growth Fund and Small Company Growth Fund may invest in the securities of emerging growth companies, which may involve greater price volatility and risk than those incurred by funds that do not invest in such companies. In addition, the Real Estate Equity Investment Fund invests primarily in the real estate industry and could conceivably own real estate directly as a result of a default on debt securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate. There is no assurance that any Fund will achieve its investment objective. See "Portfolio Instruments and Practices and Associated Risk Factors."

PURCHASE PLANS

  This Prospectus offers three classes "Class A," "Class B," and "Class C," respectively, of shares ("Shares") to investors. Investors may select Class A Shares, Class B Shares or Class C Shares, each with different expense levels and with a public offering price that reflects different sales charges. Purchases in excess of $250,000 must be for Class A Shares or Class C Shares. The Funds also offer two additional classes of Shares, Class K Shares and Class Y Shares. These classes of the Funds may have different sales charges and expense levels, which may affect performance. Investors may call the Funds at (800) 438-5789 for more information concerning Class K Shares and Class Y Shares.

CLASS A SHARES

  Offered at net asset value plus a maximum initial sales charge of 5.50% with respect to each Fund, other than the Index 500 Fund. Class A Shares of each Fund, other than the Index 500 Fund, pay a shareholder servicing fee at the annual rate of 0.25% of the value of average daily net assets. Class A Shares of the Index 500 Fund are offered at net asset value plus a maximum initial sales charge of 2.50%. Class A Shares of the Index 500 Fund pay a shareholder servicing fee at the annual rate of 0.10% of the value of average daily net assets. See "How to Purchase Shares."

CLASS B SHARES

  Offered at net asset value per share, subject to a contingent deferred sales charge ("CDSC") imposed on certain redemptions made within six years of the date of purchase at the maximum rate of 5.00% of the lesser of the Shares' net asset value or original purchase price with respect to each Fund, other than the Index 500 Fund. Class B Shares of each Fund, other than the Index 500 Fund, are subject to shareholder servicing and distribution fees at the annual rate of 1.00% of the value of average daily net assets. Class B Shares of the Index 500 Fund are offered at net asset value per share, subject to a CDSC imposed on certain redemptions made within six years of the date of purchase at a maximum rate of 3.00% of the lesser of the Shares' net asset value or original purchase price. Class B Shares of the Index 500 Fund are subject to shareholder servicing and distribution fees (Rule 12b-1 fees) at the annual rate of .45% of the value of average daily net assets. Class B Shares will convert automatically to Class A Shares, based on relative net asset value, at the end of six years after the date of original purchase. See "How to Purchase Shares."

CLASS C SHARES

  Offered at net asset value per share, subject to a CDSC imposed on certain redemptions made within one year of the date of purchase at the rate of 1.00% of the lesser of the Shares' net asset value or original purchase price. Class C Shares of each Fund are subject to shareholder servicing and distribution fees at the annual rate of 1.00% of the value of average daily net assets.

PURCHASING SHARES

  The Shares of each of the Funds are offered continuously and may be purchased from the Distributor through certain broker-dealers and other financial institutions or through First Data Investor Services Group, Inc. (the "Transfer Agent"). The Shares are subject to the applicable sales charge or CDSC. See "How to Purchase Shares."

MINIMUM INVESTMENT

  $1,000 minimum investment ($50 through Automatic Investment Plan). $50 minimum for subsequent purchases.

EXCHANGE PRIVILEGES

  Shares may be exchanged for shares of the same Class of other funds of the Company and Munder, subject to any applicable sales charges. See "How to Exchange Shares."

REINVESTMENT

  Automatic reinvestment of dividends and capital gains without a sales charge or CDSC, unless a shareholder elects to receive cash.

OTHER FEATURES

     CLASS A SHARES             CLASS B SHARES            CLASS C SHARES
-------------------------  ------------------------- -------------------------
Automatic Investment Plan  Automatic Investment Plan Automatic Investment Plan
Automatic Withdrawal Plan  Automatic Withdrawal Plan Automatic Withdrawal Plan
Retirement Plans           Retirement Plans          Retirement Plans
Telephone Exchanges        Telephone Exchanges       Telephone Exchanges
Rights of Accumulation     Reinvestment Privilege    Reinvestment Privilege
Letter of Intent
Quantity Discounts
Reinvestment Privilege

DIVIDENDS AND OTHER DISTRIBUTIONS

  Dividends from net investment income are declared and paid quarterly for all Funds, except the Equity Selection Fund, International Equity Fund, Micro-Cap Equity Fund, Mid-Cap Growth Fund, Multi-Season Growth Fund, Small-Cap Value Fund and Value Fund which declare and pay dividends at least annually, and the Real Estate Equity Investment Fund which declares and pays dividends monthly. Capital gains, if any, are distributed at least annually.

NET ASSET VALUE

  Determined once daily on each Business Day (as defined below).

REDEEMING SHARES

  Class A Shares of the Funds may be redeemed at net asset value by mail or telephone. Certain redemptions of Class A Shares may be subject to a CDSC. Class B Shares and Class C Shares are redeemable at net asset value less any applicable CDSC by mail or telephone. See "How to Redeem Shares."

INVESTMENT ADVISOR

  As investment advisor for the Funds, Munder Capital Management, provides overall investment management for each Fund, provides research and credit analysis, is responsible for all purchases and sales of portfolio securities, maintains records relating to such purchases and sales, and provides reports to the Company's Board of Trustees and Munder's Board of Directors. See "Management--Investment Advisor."

DISTRIBUTOR

  Funds Distributor, Inc.

                                 EXPENSE TABLE

  The tables below set forth certain information concerning shareholder transaction expenses and annual operating expenses for the Shares of the Funds that investors will incur, either directly or indirectly, as shareholders of the Funds for the current fiscal year. The expense information in the tables has been restated with respect to the Index 500 Fund, Multi-Season Growth Fund, Mid-Cap Growth Fund, Real Estate Equity Investment Fund and Value Fund to reflect anticipated fees, waivers and/or expense reimbursements. The Equity Selection Fund, the Micro-Cap Equity Fund and the Small-Cap Value Fund had not commenced operations as of the date of this Prospectus and therefore the expense information set forth below is based on estimated operating expenses for each such Fund.

                                                                      CLASS A SHARES
                                          -----------------------------------------------------------------------
                                                                                           INTER-  MICRO-
                                          ACCELERATING           EQUITY   GROWTH & INDEX  NATIONAL  CAP   MID-CAP
                                             GROWTH    BALANCED SELECTION  INCOME   500    EQUITY  EQUITY GROWTH
                                              FUND       FUND     FUND      FUND   FUND     FUND    FUND   FUND
                                          ------------ -------- --------- -------- -----  -------- ------ -------
Shareholder transaction expenses:
 Maximum sales load on purchases*......      5.50%      5.50%     5.50%    5.50%   2.50%   5.50%   5.50%   5.50%
 Maximum sales load on reinvested
  dividends............................       None       None      None     None    None    None    None    None
 Maximum contingent deferred sales
  charge**.............................       None       None      None     None    None    None    None    None
 Redemption fees.......................       None       None      None     None    None    None    None    None
 Exchange fees.........................       None       None      None     None    None    None    None    None
Annual Fund operating expenses:
 (as a percentage of average net assets)
 Advisory fees.........................       .75%       .65%      .75%     .75%    .07%+   .75%   1.00%    .74%
 12b-1 fees............................       .25%       .25%      .25%     .25%    .10%+   .25%    .25%    .25%
 Other expenses (after expense
  reimbursements)......................       .20%       .25%      .25%     .21%    .19%+   .26%    .25%    .21%++
                                             -----      -----     -----    -----   -----   -----   -----   -----
 Total fund operating expenses (after
  expense reimbursements)..............      1.20%      1.15%     1.25%    1.21%    .36%+  1.26%   1.50%   1.20%++
                                             =====      =====     =====    =====   =====   =====   =====   =====

                                                   CLASS A SHARES
                                       ---------------------------------------
                                                  REAL
                                       MULTI-    ESTATE   SMALL-  SMALL
                                       SEASON    EQUITY    CAP   COMPANY
                                       GROWTH  INVESTMENT VALUE  GROWTH  VALUE
                                        FUND      FUND     FUND   FUND   FUND
                                       ------  ---------- ------ ------- -----
Shareholder transaction expenses:
 Maximum sales load on purchases*..... 5.50%     5.50%    5.50%   5.50%  5.50%
 Maximum sales load on reinvested
  dividends...........................  None      None     None    None   None
 Maximum contingent deferred sales
  charge **...........................  None      None     None    None   None
 Redemption fees......................  None      None     None    None   None
 Exchange fees........................  None      None     None    None   None
Annual Fund operating expenses:
 (as a percentage of average net
 assets)
 Advisory fees........................  .75%+     .74%     .75%    .75%   .74%
 12b-1 fees...........................  .25%      .25%     .25%    .25%   .25%
 Other expenses (after expense
  reimbursements).....................  .26%      .26%++   .25%    .21%   .21%++
                                       -----     -----    -----   -----  -----
 Total fund operating expenses (after
  expense reimbursements)............. 1.26%+    1.25%++  1.25%   1.21%  1.20%++
                                       =====     =====    =====   =====  =====

--------
*Maximum sales load applicable to Class A Shares. Reductions and waivers of sales loads are described under "How to Purchase Shares."

**A deferred sales charge of 1.00% is assessed on certain redemptions of Class
   A Shares of the Funds, other than the Index 500 Fund, that are purchased with no initial sales charge as part of an investment of $1,000,000 or more. A deferred sales charge of 1.00% is assessed on certain redemptions of Class A Shares of the Munder Funds purchased on or before June 27, 1995 as part of an investment of $500,000 or more. A deferred sales charge of up to 0.20% is assessed on certain redemptions of Class A Shares of the Index 500 Fund that are purchased with no initial sales charge as part of an investment of $500,000 or more. See "How to Redeem Shares."

+The Advisor voluntarily waived advisory and 12b-1 fees and reimbursed the Index 500 Fund for certain operating expenses, which are described on page
   12. Without waivers and expense reimbursements the ratio of advisory fees to average net assets would be .20%, the ratio of 12b-1 fees to average net assets would be .25% and total operating expenses would have been .69%.

+Reflects waivers as described on page 12. Without waivers, the ratio of advisory fees to average net assets would be 1.00% for the Multi-Season Growth Fund. Without waivers, total fund operating expenses would be 1.51% for the Multi-Season Growth Fund.

++The Advisor voluntarily reimbursed the Fund for certain operating expenses.
   In the absence of such expense reimbursements, total fund operating expenses would have been 1.38% for the Mid-Cap Growth Fund, 1.52% for the Real Estate Equity Investment Fund and 1.30% for the Value Fund.

                                                 CLASS B SHARES
                         ---------------------------------------------------------------
                                                                          INTER-  MICRO-
                                                EQUITY   GROWTH & INDEX  NATIONAL  CAP
                         ACCELERATING BALANCED SELECTION  INCOME   500    EQUITY  EQUITY
                         GROWTH FUND    FUND     FUND      FUND   FUND     FUND    FUND
                         ------------ -------- --------- -------- -----  -------- ------
Shareholder transaction
 expenses:
 Maximum sales load on
  purchases.............     None       None      None     None    None    None    None
 Maximum sales load on
  reinvested dividends..     None       None      None     None    None    None    None
 Maximum contingent
  deferred sales
  charge*...............    5.00%      5.00%     5.00%    5.00%   3.00%   5.00%   5.00%
 Redemption fees........     None       None      None     None    None    None    None
 Exchange fees..........     None       None      None     None    None    None    None
Annual Fund operating
 expenses:
 (as a percentage of
  average net assets)
 Advisory fees..........     .75%       .65%      .75%     .75%    .07%+   .75%   1.00%
 12b-1 fees.............    1.00%      1.00%     1.00%    1.00%    .45%+  1.00%   1.00%
 Other expenses (after
  expense
  reimbursements).......     .20%       .25%      .25%     .21%    .19%+   .26%    .25%
                            -----      -----    ------    -----   -----   -----   -----
 Total fund operating
  expenses (after
  expense
  reimbursements).......    1.95%      1.90%     2.00%    1.96%    .71%+  2.01%   2.25%
                            =====      =====    ======    =====   =====   =====   =====

                                              CLASS B SHARES
                               ------------------------------------------------
                                                   REAL
                                MID-    MULTI-    ESTATE   SMALL- SMALL-
                                CAP     SEASON    EQUITY    CAP   COMPANY
                               GROWTH   GROWTH  INVESTMENT VALUE  GROWTH  VALUE
                                FUND     FUND      FUND     FUND   FUND   FUND
                               ------   ------  ---------- ------ ------- -----
Shareholder transaction
 expenses:
 Maximum sales load on
  purchases...................  None     None      None      None   None   None
 Maximum sales load on
  reinvested dividends........  None     None      None      None   None   None
 Maximum contingent deferred
  sales charge*............... 5.00%    5.00%     5.00%     5.00%  5.00%  5.00%
 Redemption fees..............  None     None      None      None   None   None
 Exchange fees................  None     None      None      None   None   None
Annual Fund operating
 expenses:
 (as a percentage of average
  net assets)
 Advisory fees................  .74%     .75%+     .74%      .75%   .75%   .74%
 12b-1 fees................... 1.00%    1.00%     1.00%     1.00%  1.00%  1.00%
 Other expenses (after expense
  reimbursements).............  .21%++   .26%      .26%++    .25%   .21%   .21%++
                               -----    -----     -----    ------  -----  -----
 Total fund operating expenses
  (after expense
  reimbursements)............. 1.95%++  2.01%+    2.00%++   2.00%  1.96%  1.95%++
                               =====    =====     =====    ======  =====  =====

--------

*Maximum CDSC applicable to Class B Shares. Class B Shares of the Munder Funds purchased on or before June 27, 1995 are subject to a different CDSC schedule. See "How to Redeem Shares--Contingent Deferred Sales Charge-- Class B Shares." Waivers of CDSC are described under "How to Redeem Shares."

+The Advisor voluntarily waived advisory and 12b-1 fees and reimbursed the Index 500 Fund for certain operating expenses which are described on page
   12. Without waivers and expense reimbursements, the ratio of advisory fees to average net assets would be .20%, the ratio of 12b-1 fees to average net assets would be 1.00% and total operating expenses would have been 1.44%.

+Reflects waivers as described on page 12. Without waivers, the ratio of advisory fees to average net assets would be 1.00% for the Multi- Season Growth Fund. Without waivers, total fund operating expenses would be 2.26% for the Multi-Season Growth Fund.

++The Advisor voluntarily reimbursed the Fund for certain operating expenses.
   In the absence of such expense reimbursements, total fund operating expenses would have been: 2.13% for the Mid-Cap Growth Fund, 2.27% for the Real Estate Equity Investment Fund and 2.05% for the Value Fund.

  Because of the Rule 12b-1 fees paid by the Funds as shown in the above tables, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

                                                     CLASS C SHARES
                         -----------------------------------------------------------------------
                                                                                          MICRO-
                         ACCELERATING           EQUITY   GROWTH &                          CAP
                            GROWTH    BALANCED SELECTION  INCOME  INDEX 500 INTERNATIONAL EQUITY
                             FUND       FUND     FUND      FUND     FUND     EQUITY FUND   FUND
                         ------------ -------- --------- -------- --------- ------------- ------
Shareholder transaction
 expenses:
 Maximum sales load on
  purchases.............     None       None      None     None      None        None      None
 Maximum sales load on
  reinvested dividends..     None       None      None     None      None        None      None
 Maximum contingent
  deferred sales
  charge*...............    1.00%      1.00%     1.00%    1.00%     1.00%       1.00%     1.00%
 Redemption fees........     None       None      None     None      None        None      None
 Exchange fees..........     None       None      None     None      None        None      None
Annual operating
 expenses:
 (as a percentage of
 average net assets)
 Advisory fees..........     .75%       .65%      .75%     .75%      .07%+       .75%     1.00%
 12b-1 fees.............    1.00%      1.00%     1.00%    1.00%     1.00%       1.00%     1.00%
 Other expenses (after
  expense
  reimbursements).......     .20%       .25%      .25%     .21%      .19%+       .26%      .25%
                            -----      -----     -----    -----     -----       -----     -----
 Total fund operating
  expenses (after
  expense
  reimbursements).......    1.95%      1.90%     2.00%    1.96%     1.26%+      2.01%     2.25%
                            =====      =====     =====    =====     =====       =====     =====

                                              CLASS C SHARES
                               ------------------------------------------------
                                                   REAL
                                MID-    MULTI-    ESTATE   SMALL-  SMALL
                                CAP     SEASON    EQUITY    CAP   COMPANY
                               GROWTH   GROWTH  INVESTMENT VALUE  GROWTH  VALUE
                                FUND     FUND      FUND     FUND   FUND   FUND
                               ------   ------  ---------- ------ ------- -----
Shareholder transaction
 expenses:
 Maximum sales load on
  purchases...................  None     None      None     None    None   None
 Maximum sales load on
  reinvested dividends........  None     None      None     None    None   None
 Maximum contingent deferred
  sales charge*............... 1.00%    1.00%     1.00%    1.00%   1.00%  1.00%
 Redemption fees..............  None     None      None     None    None   None
 Exchange fees................  None     None      None     None    None   None
Annual operating expenses:
 (as a percentage of average
 net assets)
 Advisory fees................  .74%     .75%+     .74%     .75%    .75%   .74%
 12b-1 fees................... 1.00%    1.00%     1.00%    1.00%   1.00%  1.00%
 Other expenses (after expense
  reimbursements).............  .21%++   .26%      .26%++   .25%    .21%   .21%++
                               -----    -----     -----    -----   -----  -----
 Total fund operating expenses
  (after expense
  reimbursements)............. 1.95%++  2.01%+    2.00%++  2.00%   1.96%  1.95%++
                               =====    =====     =====    =====   =====  =====

--------
* A deferred sales charge of 1.00% is assessed on redemptions of Class C Shares made within the first year of investing.

+The Advisor voluntarily waived advisory fees and reimbursed the Index 500
   Fund for certain operating expenses, which are described on page 12. Without waivers and reimbursements, the ratio of advisory fees to average daily net assets would be .20% and total operating expenses would have been 1.44%.

+ Reflects advisory fees after waiver. Without waivers, the ratio of advisory fees to average net assets would be 1.00% for the Multi-Season Growth Fund. Without waivers, total fund operating expenses would be 2.26% for the Multi-Season Growth Fund. Waivers are described on page 12.

++The Advisor voluntarily reimbursed the Fund for certain operating expenses.
   In the absence of such expense reimbursements, total fund operating expenses would have been 2.13% for the Mid-Cap Growth Fund, 2.27% for the Real Estate Equity Investment Fund and 2.05% for the Value Fund.
  Because of the Rule 12b-1 fees paid by the Funds as shown in the above tables, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

  The initial sales charge applicable to Class A Shares set forth in the above tables is the maximum charge imposed upon the purchase of Class A Shares. Reductions and waivers from sales loads are described under "How to Purchase Shares." The CDSC applicable to Class B Shares set forth in the above tables is the maximum sales load applicable imposed upon redemption of Class B Shares. Waivers of CDSC are described under "How to Redeem Shares."

  "Other expenses" in the above tables include fees for administrator fees, custodial fees, legal and accounting fees, printing costs, registration fees, fees for any portfolio valuation service, the cost of regulatory compliance, the costs of maintaining the Funds' legal existence and the costs involved with communicating with shareholders. With respect to each Fund (other than the Equity Selection, Micro-Cap Equity and Small-Cap Value Funds), the amount of "Other expenses" in the tables above is based on amounts incurred in the most recent fiscal year. With respect to the Equity Selection, Micro-Cap Equity and Small-Cap Value Funds, the amount of "Other expenses" is based on estimated expenses and projected assets for the current fiscal year. See "Management" in this Prospectus and the financial statements and related notes incorporated by reference in the Statement of Additional Information for a further description of the Funds' operating expenses and of the nature of the services for which a Fund is obligated to pay advisory fees. Any fees charged by institutions directly to customer accounts for services provided in connection with investments in shares of the Funds are in addition to the expenses shown in the above Expense Table and the Example shown below. The Transfer Agent may deduct a wire redemption fee of $7.50 for wire redemptions under $5,000.

 Example

  The following examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Funds. These amounts are based on payments by the Funds of operating expenses at the levels set forth in the above tables and are also based on the following assumptions:

  An investor would pay the following expenses on a $1,000 investment in Class A Shares (subject to the applicable sales load), assuming (1) a hypothetical 5% annual return and (2) redemption at the end of the following time periods:

                                                         CLASS A SHARES
                                                 -------------------------------
                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Accelerating Growth Fund........................  $67    $ 91    $117     $193
Balanced Fund...................................  $66    $ 90    $115     $187
Equity Selection Fund...........................  $67    $ 93     N/A      N/A
Growth & Income Fund............................  $67    $ 91    $118     $194
Index 500 Fund..................................  $29    $ 36    $ 45     $ 69
International Equity Fund.......................  $67    $ 93    $120     $199
Micro-Cap Equity Fund...........................  $69    $100     N/A      N/A
Mid-Cap Growth Fund.............................  $67    $ 91    $117     $193
Multi-Season Growth Fund........................  $67    $ 93    $120     $199
Real Estate Equity Investment Fund..............  $67    $ 93    $120     $198
Small-Cap Value Fund............................  $67    $ 93     N/A      N/A
Small Company Growth Fund.......................  $67    $ 91    $118     $194
Value Fund......................................  $67    $ 91    $117     $193

  An investor would pay the following expenses on a $1,000 investment in Class B Shares (subject to the applicable CDSC), assuming (1) a hypothetical 5% annual return and (2) redemption at the end of the following time periods and
(3) no redemption at the end of the following periods:

                                                 CLASS B SHARES
                         ---------------------------------------------------------------
                             1 YEAR          3 YEARS         5 YEARS        10 YEARS*
                         --------------- --------------- --------------- ---------------
                                   NO              NO              NO              NO
                         REDEMP- REDEMP- REDEMP- REDEMP- REDEMP- REDEMP- REDEMP- REDEMP-
                          TION    TION    TION    TION    TION    TION    TION    TION
                         ------- ------- ------- ------- ------- ------- ------- -------
Accelerating Growth
 Fund...................   $70     $20    $ 91     $61    $125    $105    $145    $145
Balanced Fund...........   $69     $19    $ 90     $60    $123    $103    $140    $140
Equity Selection Fund...   $70     $20    $ 93     $63     N/A     N/A     N/A     N/A
Growth & Income Fund....   $70     $20    $ 92     $62    $126    $106    $147    $147
Index 500 Fund..........   $37     $ 7    $ 43     $23    $ 50    $ 40    $ 45    $ 45
International Equity
 Fund...................   $70     $20    $ 93     $63    $128    $108    $152    $152
Micro-Cap Equity Fund...   $73     $23    $100     $70     N/A     N/A     N/A     N/A
Mid-Cap Growth Fund.....   $70     $20    $ 91     $61    $125    $105    $145    $145
Multi-Season Growth
 Fund...................   $70     $20    $ 93     $63    $128    $108    $152    $152
Real Estate Equity
 Investment Fund........   $70     $20    $ 93     $63    $128    $108    $151    $151
Small-Cap Value Fund....   $70     $20    $ 93     $63     N/A     N/A     N/A     N/A
Small Company Growth
 Fund...................   $70     $20    $ 92     $62    $126    $106    $147    $147
Value Fund..............   $70     $20    $ 91     $61    $125    $105    $145    $145

--------
*Reflects conversion of Class B Shares to Class A Shares (which pay lower ongoing expenses) six years after purchase. See "How to Redeem Shares-- Contingent Deferred Sales Charge--Class B Shares." Class B Shares of the Munder Funds purchased on or before June 27, 1995 are subject to a different CDSC schedule. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares."

  An investor would pay the following expenses on a $1,000 investment in Class C Shares (subject to the applicable CDSC), assuming (1) a hypothetical 5% annual return, (2) redemption at the end of the following time periods and (3) no redemption at the end of one year:

                                                     CLASS C SHARES
                                        ----------------------------------------
                                            1 YEAR
                                        ---------------
                                                  NO
                                        REDEMP- REDEMP-
                                         TION    TION   3 YEARS 5 YEARS 10 YEARS
                                        ------- ------- ------- ------- --------
Accelerating Growth Fund...............   $30     $20     $61    $105     $228
Balanced Fund..........................   $29     $19     $60    $103     $223
Equity Selection Fund..................   $30     $20     $63     N/A      N/A
Growth & Income Fund...................   $30     $20     $62    $106     $229
Index 500 Fund.........................   $23     $13     $40    $ 69     $152
International Equity Fund..............   $30     $20     $63    $108     $234
Micro-Cap Equity Fund..................   $33     $23     $70     N/A      N/A
Mid-Cap Growth Fund....................   $30     $20     $61    $105     $228
Multi-Season Growth Fund...............   $30     $20     $63    $108     $234
Real Estate Equity Investment Fund.....   $30     $20     $63    $108     $233
Small-Cap Value Fund...................   $30     $20     $63     N/A      N/A
Small Company Growth Fund..............   $30     $20     $62    $106     $229
Value Fund.............................   $30     $20     $61    $105     $228

  Because of the Rule 12b-1 fees paid by the Funds as shown in the above tables, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

  The foregoing Expense Tables and Examples are intended to assist investors in understanding the various shareholder transaction expenses and operating expenses of the Funds that investors bear, either directly or indirectly. The expense information in the table with respect to the Index 500 Fund, Multi-Season Growth Fund, Mid-Cap Growth Fund, Real Estate Equity Investment Fund and Value Fund has been restated to reflect anticipated fees, waivers and/or expense reimbursements.

  As noted above, the Advisor expects to waive a portion of its fees with respect to the Index 500 Fund and Multi-Season Growth Fund and reimburse expenses with respect to the Index 500 Fund, Mid-Cap Growth Fund, Real Estate Equity Investment Fund and Value Fund during the current fiscal year. Class A Shares of the Index 500 Fund pay a Rule 12b-1 fee of up to .25% of the value of average daily net assets. Class B Shares of the Index 500 Fund pay a Rule 12b-1 fee of up to 1.00% of the value of average daily net assets. The Distributor expects to waive a portion of the Rule 12b-1 fees with respect to Class A and Class B Shares of the Index 500 Fund during the current fiscal year. The Advisor and/or the Distributor may discontinue such waivers and/or expense reimbursements at any time in their sole discretion. Without waivers and/or expense reimbursements, an investor in the Index 500 Fund, Multi-Season Growth Fund, Mid-Cap Growth Fund, Real Estate Equity Investment Fund and Value Fund would pay the following expenses on a $1,000 investment over periods of one, three, five and ten years, respectively, assuming a hypothetical 5% annual return: $62, $76, $91 and $136 for Class A Shares of the Index 500 Fund; $70, $100, $133 and $226 for Class A Shares of the Multi-Season Growth Fund; $68, $96, $127 and $212 for Class A Shares of the Mid-Cap Growth Fund; $70, $100, $133, and $227 for Class A Shares of the Real Estate Equity Investment Fund and $68, $94, $122 and $203 for Class A Shares of the Value Fund assuming the maximum sales load and redemption at the end of each time period; $45, $66, $89 and $136 for Class B Shares of the Index 500 Fund; $73, $101, $141 and $180 for Class B Shares of the Multi-Season Growth Fund; $72, $97, $134 and $166 for Class B Shares of the Mid-Cap Growth Fund; $73, $101, $142 and $181 for Class B Shares of the Real Estate Equity Investment Fund and $71, $94, $130 and $157 for Class B Shares of the Value Fund, assuming redemption at the end of each time period and deduction at the time of redemption of the maximum CDSC applicable and $25, $46, $79 and $172 for Class C Shares of the Index 500 Fund; $33, $71, $121 and $260 for Class C Shares of the Multi-Season Growth Fund; $32, $67, $114 and $246 for Class C Shares of the Mid-Cap Growth Fund; $33, $71, $122 and $212 for Class C Shares of the Real Estate Equity Investment Fund and $31, $64, $110 and $238 for Class C Shares of the Value Fund, assuming redemption at the end of each time period. Without waivers and/or expense reimbursements, the total fund operating expenses an investor would pay for the Index 500 Fund, Multi-Season Growth Fund, Mid-Cap Growth Fund, Real Estate Equity Investment Fund and Value Fund is as follows: For Class A Shares .69%, 1.51%, 1.38%, 1.52% and 1.30% respectively, for Class B Shares 1.44%, 2.26%, 2.13%, 2.27% and 2.05% respectively, and for Class C Shares 1.44%, 2.26%, 2.13%, 2.27% and 2.05%, respectively.

  THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE HYPOTHETICAL EXPENSES IN THE EXAMPLE REFLECT FEE WAIVERS AT THE ANTICIPATED RATES.

                             FINANCIAL HIGHLIGHTS

  The following financial highlights are derived from the Funds' financial statements audited by Ernst & Young LLP, independent auditors, except that, for periods ended prior to June 30, 1995 for the Multi-Season Growth Fund, such financial highlights are derived from the financial statements audited by another independent auditor. No fees for distribution and support services under the "Class A Plan" (as defined below) were paid by the Munder Funds for the periods through December 31, 1993. Prior to March 1, 1994, Class B Shares of the Munder Funds were not offered. Class C Shares of the Index 500 Fund were not offered during the periods shown and no shares of the Equity Selection Fund, the Micro-Cap Equity Fund or the Small-Cap Value Fund were offered during the periods shown; accordingly, no financial information is provided with respect to such shares. The following data should be read in conjunction with the financial statements, related notes, and other financial information incorporated by reference in the Statement of Additional Information. Further information about the Funds, including financial information with respect to the Funds' other Classes of Shares, is contained in the Funds' Annual Reports dated June 30, 1996 which may be obtained without charge by calling (800) 438-5789.

                                               ACCELERATING GROWTH FUND
                                              ------------------------------
                                               YEAR      YEAR       PERIOD
                                               ENDED     ENDED      ENDED
                                              6/30/96   6/30/96   6/30/96(E)
                                              CLASS A   CLASS B    CLASS C
                                              -------   -------   ----------
Net Asset Value, Beginning of Period......... $ 14.82   $ 14.70    $ 16.30
                                              -------   -------    -------
Income from Investment Operations:.
 Net investment loss.........................   (0.05)    (0.05)     (0.05)
 Net realized and unrealized gain on
  investments................................    2.92      2.76       1.33
                                              -------   -------    -------
 Total from investment operations............    2.87      2.71       1.28
                                              -------   -------    -------
Less Distributions:.
 Dividends from net investment income........     --        --         --
 Distributions from net realized gains.......   (2.33)    (2.33)     (2.33)
                                              -------   -------    -------
 Total distributions.........................   (2.33)    (2.33)     (2.33)
                                              -------   -------    -------
Net Asset Value, End of Period............... $ 15.36   $ 15.08    $ 15.25
                                              =======   =======    =======
 Total Return(b).............................   22.03%    21.05%     10.22%
                                              =======   =======    =======
Ratios to Average Net Assets/Supplemental
 Data:.......................................
 Net Assets, End of Period (in thousands).... $ 6,098   $   286    $   118
 Ratio of operating expenses to average net
  assets.....................................    1.20%     1.95%      1.95%(c)
 Ratio of net investment loss to average net
  assets.....................................   (0.42)%   (1.17)%    (1.17)%(c)
 Portfolio turnover rate.....................     112%      112%       112%
 Ratio of operating expenses to average net
  assets without waivers.....................    1.27%     2.02%      2.02%(c)
 Net investment loss per share without
  waivers.................................... $ (0.06)  $ (0.06)   $ (0.06)
 Average commission rate (g)................. $0.0548   $0.0548    $0.0548

--------

(a) Fiscal year changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) The Munder Accelerating Growth Fund Class A Shares, Class B Shares and Class C Shares commenced operations on November 23, 1992, April 25, 1994 and September 26, 1995, respectively.

(f) Amount represents less than $0.01 per share.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

                                             ACCELERATING GROWTH FUND
                         ----------------------------------------------------------------------------
                           PERIOD        PERIOD         YEAR       PERIOD       YEAR         PERIOD
                           ENDED         ENDED         ENDED       ENDED        ENDED        ENDED
                         6/30/95(A)    6/30/95(A)    2/28/95(D) 2/28/95(D,E)   2/28/94     2/28/93(E)
                          CLASS A       CLASS B       CLASS A     CLASS B      CLASS A      CLASS A
                         ----------    ----------    ---------- ------------   -------     ----------
Net Asset Value,
 Beginning of Period....   $12.73        $12.66        $13.98      $12.88      $12.08        $11.74
                           ------        ------        ------      ------      ------        ------
Income from Investment
 Operations:
 Net investment
  income/(loss).........    (0.01)        (0.02)        (0.03)      (0.07)      (0.00)(f)      0.01
 Net realized and
  unrealized gain/(loss)
  on investments........     2.10          2.06         (0.88)       0.19        2.17          0.62
                           ------        ------        ------      ------      ------        ------
 Total from investment
  operations............     2.09          2.04         (0.91)       0.12        2.17          0.63
                           ------        ------        ------      ------      ------        ------
Less Distributions:
 Dividends from net
  investment income.....      --            --            --          --        (0.02)        (0.01)
 Distributions from net
  realized gains........      --            --          (0.34)      (0.34)      (0.25)        (0.28)
                           ------        ------        ------      ------      ------        ------
 Total distributions....      --            --          (0.34)      (0.34)      (0.27)        (0.29)
                           ------        ------        ------      ------      ------        ------
Net Asset Value, End of
 Period.................   $14.82        $14.70        $12.73      $12.66      $13.98        $12.08
                           ======        ======        ======      ======      ======        ======
 Total Return(b)........    16.42%        16.11%        (6.45)%      0.99%      18.00%         5.43%
                           ======        ======        ======      ======      ======        ======
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net Assets, End of
  Period (in thousands).   $4,701        $   67        $4,138      $   39      $5,152        $  349
 Ratio of operating
  expenses to average
  net assets............     1.20%(c)      1.95%(c)      1.18%       1.88%(c)    1.03%         0.96%(c)
 Ratio of net investment
  income/(loss) to
  average net assets....    (0.21)%(c)    (0.96)%(c)    (0.25)%     (0.95)%(c)  (0.02)%        0.18%(c)
 Portfolio turnover
  rate..................       31%           31%           90%         90%         34%           56%
 Ratio of operating
  expenses to average
  net assets without
  waivers...............     1.44%(c)      2.19%(c)      1.41%       2.11%(c)    1.28%         1.21%(c)
 Net investment
  income/(loss) per
  share without waivers.   $(0.02)       $(0.02)       $(0.07)     $(0.08)     $ 0.00 (f)    $ 0.00(f)
 Average commission
  rate(g)...............      N/A           N/A           N/A         N/A         N/A           N/A

--------


(a) Fiscal year changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) The Munder Accelerating Growth Fund Class A Shares, Class B Shares and Class C Shares commenced operations on November 23, 1992, April 25, 1994 and September 26, 1995, respectively.

(f) Amount represents less than $0.01 per share.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

                                                      BALANCED FUND
                                            ----------------------------------
                                            YEAR ENDED YEAR ENDED PERIOD ENDED
                                            6/30/96(G) 6/30/96(G) 6/30/96(E,G)
                                             CLASS A    CLASS B     CLASS C
                                            ---------- ---------- ------------
Net Asset Value, Beginning of Period.......  $ 10.77    $ 10.76     $ 11.67
                                             -------    -------     -------
Income from Investment Operations:
 Net investment income.....................     0.27       0.18        0.05
 Net realized and unrealized gain on
  investments..............................     1.55       1.56        0.67
                                             -------    -------     -------
 Total from investment operations..........     1.82       1.74        0.72
                                             -------    -------     -------
Less Distributions:
 Dividends from net investment income......    (0.24)     (0.17)      (0.04)
                                             -------    -------     -------
 Total distributions.......................    (0.24)     (0.17)      (0.04)
                                             -------    -------     -------
Net Asset Value, End of Period.............  $ 12.35    $ 12.33     $ 12.35
                                             =======    =======     =======
 Total Return(b)...........................    17.06%     16.24%       6.20%
                                             =======    =======     =======
Ratios to Average Net Assets/Supplemental
 Data:
 Net Assets, End of Period (in thousands)..  $   375    $    75     $     3
 Ratio of operating expenses to average net
  assets...................................     1.15%      1.90%       1.90%(c)
 Ratio of net investment income to average
  net assets...............................     2.29%      1.54%       1.54%(c)
 Portfolio turnover rate...................      197%       197%        197%
 Ratio of operating expenses to average net
  assets without waivers...................     1.26%      2.01%       2.01%(c)
 Net investment income per share without
  waivers..................................  $  0.26    $  0.17     $  0.04
 Average commission rate(f)................  $0.0586    $0.0586     $0.0586

--------


(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) The Munder Balanced Fund Class A Shares, Class B Shares and Class C Shares commenced operations on April 30, 1993, June 21, 1994 and January 24, 1996, respectively.

(f) Average commission rate paid per share of securities purchased and sold by the Fund.

(g) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                               BALANCED FUND
                         ---------------------------------------------------------------
                           PERIOD       PERIOD
                           ENDED        ENDED      YEAR ENDED PERIOD ENDED  PERIOD ENDED
                         6/30/95(A)   6/30/95(A)   2/28/95(D) 2/28/95(D,E)  2/28/94(E,G)
                          CLASS A      CLASS B      CLASS A     CLASS B       CLASS A
                         ----------   ----------   ---------- ------------  ------------
Net Asset Value,
 Beginning of Period....   $ 9.95       $ 9.93       $10.35      $9.56         $ 9.86
                           ------       ------       ------      -----         ------
Income from Investment
 Operations:
 Net investment income..     0.09         0.06         0.19       0.07           0.14
 Net realized and
  unrealized gain/(loss)
  on investments........     0.85         0.84        (0.41)      0.37           0.47
                           ------       ------       ------      -----         ------
 Total from investment
  operations............     0.94         0.90        (0.22)      0.44           0.61
                           ------       ------       ------      -----         ------
Less Distributions:
 Dividends from net
  investment income.....    (0.12)       (0.07)       (0.18)     (0.07)         (0.12)
                           ------       ------       ------      -----         ------
 Total distributions....    (0.12)       (0.07)       (0.18)     (0.07)         (0.12)
                           ------       ------       ------      -----         ------
Net Asset Value, End of
 Period.................   $10.77       $10.76       $ 9.95      $9.93         $10.35
                           ======       ======       ======      =====         ======
 Total Return(b)........     9.44%        9.11%       (2.07)%     4.65%          6.20%
                           ======       ======       ======      =====         ======
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net Assets, End of
  Period (in thousands).   $  314       $   15       $  286      $  19         $  321
 Ratio of operating
  expenses to average
  net assets............     1.16%(c)     1.91%(c)     1.22%      1.85%(c)       1.02%(c)
 Ratio of net investment
  income to average net
  assets................     2.51%(c)     1.76%(c)     1.89%      1.26%(c)       1.67%(c)
 Portfolio turnover
  rate..................       52%          52%         116%       116%            50%
 Ratio of operating
  expenses to average
  net assets without
  waivers...............     1.51%(c)     2.26%(c)     1.57%      2.20%(c)       1.27%(c)
 Net investment income
  per share without
  waivers...............   $ 0.07       $ 0.05       $ 0.16      $0.05         $ 0.12
 Average commission
  rate(f)...............      N/A          N/A          N/A        N/A            N/A

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) The Munder Balanced Fund Class A Shares, Class B Shares and Class C Shares commenced operations on April 30, 1993, June 21, 1994 and January 24, 1996, respectively.

(f) Average commission rate paid per share of securities purchased and sold by the Fund.

(g) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                                   GROWTH & INCOME FUND
                                            ----------------------------------
                                            YEAR ENDED YEAR ENDED PERIOD ENDED
                                            6/30/96(H) 6/30/96(H) 6/30/96(D,H)
                                             CLASS A    CLASS B     CLASS C
                                            ---------- ---------- ------------
Net Asset Value, Beginning of Period.......  $ 11.14    $ 11.13     $ 12.60
                                             -------    -------     -------
Income from Investment Operations:
 Net investment income.....................     0.32       0.23        0.14
 Net realized and unrealized gain on
  investments..............................     1.98       1.99        0.55
                                             -------    -------     -------
 Total from investment operations..........     2.30       2.22        0.69
                                             -------    -------     -------
Less Distributions:
 Dividends from net investment income......    (0.31)     (0.24)      (0.19)
 Distributions from net realized gains.....    (0.09)     (0.09)      (0.09)
                                             -------    -------     -------
 Total distributions.......................    (0.40)     (0.33)      (0.28)
                                             -------    -------     -------
Net Asset Value, End of Period.............  $ 13.04    $ 13.02     $ 13.01
                                             =======    =======     =======
 Total Return(b)...........................    20.90%     20.09%       5.57%
                                             =======    =======     =======
Ratios to Average Net Assets/Supplemental
 Data:
 Net Assets, End of Period (in thousands)..  $ 1,025    $   228     $    31
 Ratio of operating expenses to average net
  assets...................................     1.21%      1.96%       1.96%(c)
 Ratio of net investment income to average
  net assets...............................     2.56%      1.81%       1.81%(c)
 Portfolio turnover rate...................       37%        37%         37%
 Ratio of operating expenses to average net
  assets without waivers...................     1.28%      2.03%       2.03%(c)
 Net investment income per share without
  waivers..................................  $  0.31    $  0.22     $  0.13
 Average commission rate(g)................  $0.0591    $0.0591     $0.0591

--------

(a) Fiscal year changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) The Munder Growth & Income Fund Class A Shares, Class B Shares and Class C Shares commenced operations on August 8, 1994, August 9, 1994, and December 5, 1995, respectively.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Amount represents less than $0.01 per share.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

(h) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                        GROWTH & INCOME FUND
                         ------------------------------------------------------
                         PERIOD ENDED  PERIOD ENDED  PERIOD ENDED  PERIOD ENDED
                          6/30/95(A)    6/30/95(A)   2/28/95(D,E)  2/28/95(D,E)
                           CLASS A       CLASS B       CLASS A       CLASS B
                         ------------  ------------  ------------  ------------
Net Asset Value,
 Beginning of Period....    $10.42        $10.41        $10.10        $10.10
                            ------        ------        ------        ------
Income from Investment
 Operations:
 Net investment income..      0.10          0.09          0.23          0.19
 Net realized and
  unrealized gain on
  investments...........      0.80          0.77          0.24          0.25
                            ------        ------        ------        ------
 Total from investment
  operations............      0.90          0.86          0.47          0.44
                            ------        ------        ------        ------
Less Distributions:
 Dividends from net
  investment income.....     (0.18)        (0.14)        (0.15)        (0.13)
 Distributions from net
  realized gains........       --            --          (0.00)(f)     (0.00)(f)
                            ------        ------        ------        ------
 Total distributions....     (0.18)        (0.14)        (0.15)        (0.13)
                            ------        ------        ------        ------
Net Asset Value, End of
 Period.................    $11.14        $11.13        $10.42        $10.41
                            ======        ======        ======        ======
 Total Return(b)........      8.69%         8.30%         4.79%         4.47%
                            ======        ======        ======        ======
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net Assets, End of
  Period (in thousands).    $  226        $   57        $  128        $   51
 Ratio of operating
  expenses to average
  net assets............      1.09%(c)      1.84%(c)      0.53%(c)      1.27%(c)
 Ratio of net investment
  income to average net
  assets................      3.33%(c)      2.58%(c)      4.72%(c)      3.96%(c)
 Portfolio turnover
  rate..................        13%           13%           12%           12%
 Ratio of operating
  expenses to average
  net assets without
  waivers...............      1.51%(c)      2.26%(c)      1.53%(c)      2.27%(c)
 Net investment income
  per share without
  waivers...............    $ 0.09        $ 0.08        $ 0.18        $ 0.14
 Average commission
  rate(g)...............       N/A           N/A           N/A           N/A

--------

(a) Fiscal year changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) The Munder Growth & Income Fund Class A Shares, Class B Shares and Class C Shares commenced operations on August 8, 1994, August 9, 1994, and December 5, 1995, respectively.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Amount represents less than $0.01 per share.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

(h) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                                        INDEX 500 FUND(A)
                                                   -----------------------------
                                                   YEAR ENDED PERIOD ENDED
                                                   6/30/96(E) 6/30/96(E,G)
                                                    CLASS A     CLASS B
                                                   ---------- ------------
Net Asset Value, Beginning of Period..............  $ 13.80     $ 14.76
                                                    -------     -------
Income from Investment Operations:
 Net investment income............................     0.33        0.20
 Net realized and unrealized gain on investments..     3.09        2.15
                                                    -------     -------
 Total from investment operations.................     3.42        2.35
                                                    -------     -------
Less Distributions:
 Dividends from net investment income.............    (0.34)      (0.23)
 Distributions from net realized gains............    (0.72)      (0.72)
                                                    -------     -------
 Total distributions..............................    (1.06)      (0.95)
                                                    -------     -------
Net Asset Value, End of Period....................  $ 16.16     $ 16.16
                                                    =======     =======
 Total Return(c)..................................    25.51%      16.51%
                                                    =======     =======
Ratios to Average Net Assets/Supplemental Data:
 Net Assets, End of Period (in thousands).........  $21,800     $14,811
 Ratio of operating expenses to average net
  assets..........................................     0.36%       0.71%(d)
 Ratio of net investment income to average net
  assets..........................................     2.28%       1.93%(d)
 Portfolio turnover rate..........................        8%          8%
 Ratio of operating expenses to average net assets
  without waivers and/or expenses reimbursed......     0.54%       0.89%(d)
 Net investment income per share without waivers
  and/or expenses reimbursed......................  $  0.30     $  0.17
 Average commission rate(h).......................  $0.0240     $0.0240

--------


(a) The Fund is authorized to issue Class C Shares. As of June 30, 1996, the Fund had not begun selling Class C Shares.

(b) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(c) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d) Annualized.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) The Munder Index 500 Fund Class A Shares and Class B Shares commenced operations on December 9, 1992 and October 31, 1995, respectively.

(h) Average commission rate paid per share of securities purchased and sold by the Fund.

                                           INDEX 500 FUND(A)
                               -----------------------------------------------
                                 PERIOD          YEAR      YEAR       PERIOD
                                 ENDED          ENDED      ENDED      ENDED
                               6/30/95(B)    2/28/95(E,F) 2/28/94   2/28/93(G)
                                CLASS A        CLASS A    CLASS A    CLASS A
                               ----------    ------------ -------   ----------
Net Asset Value, Beginning of
 Period......................    $12.39         $12.06    $11.47      $11.61
                                 ------         ------    ------      ------
Income from Investment
 Operations:
 Net investment income.......      0.09           0.29      0.30        0.06
 Net realized and unrealized
  gain on investments........      1.46           0.50      0.59        0.20
                                 ------         ------    ------      ------
 Total from investment
  operations.................      1.55           0.79      0.89        0.26
                                 ------         ------    ------      ------
Less Distributions:
 Dividends from net
  investment income..........     (0.14)         (0.29)    (0.30)      (0.07)
 Distributions from net
  realized gains.............       --           (0.17)      --        (0.33)
                                 ------         ------    ------      ------
 Total distributions.........     (0.14)         (0.46)    (0.30)      (0.40)
                                 ------         ------    ------      ------
Net Asset Value, End of
 Period......................    $13.80         $12.39    $12.06      $11.47
                                 ======         ======    ======      ======
 Total Return(c).............     12.58 %         6.81 %    7.89 %      2.34 %
                                 ======         ======    ======      ======
Ratios to Average Net
 Assets/Supplemental Data:
 Net Assets, End of Period
  (in thousands).............    $  684         $  429    $  489      $   67
 Ratio of operating expenses
  to average net assets......      0.50 %(d)      0.50 %    0.31 %      0.25 %(d)
 Ratio of net investment
  income to average net
  assets.....................      2.41 %(d)      2.49 %    2.51 %      2.54 %(d)
 Portfolio turnover rate.....         6 %            7 %       1 %        22 %
 Ratio of operating expenses
  to average net assets
  without waivers and/or
  expenses reimbursed........      0.63 %(d)      0.64 %    0.48 %      0.38 %(d)
 Net investment income per
  share without waivers
  and/or expenses reimbursed.    $ 0.09         $ 0.28    $ 0.28      $ 0.06
 Average commission rate(h)..    N/A            N/A       N/A         N/A

--------

(a) The Fund is authorized to issue Class C Shares. As of June 30, 1996, the Fund had not begun selling Class C Shares.

(b) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(c) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d) Annualized.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) The Munder Index 500 Fund Class A Shares and Class B Shares commenced operations on December 9, 1992 and October 31, 1995, respectively.

(h) Average commission rate paid per share of securities purchased and sold by the Fund.

                                                INTERNATIONAL EQUITY FUND
                                            ----------------------------------
                                               YEAR       YEAR       PERIOD
                                              ENDED      ENDED       ENDED
                                            6/30/96(D) 6/30/96(D) 6/30/96(D,F)
                                             CLASS A    CLASS B     CLASS C
                                            ---------- ---------- ------------
Net Asset Value, Beginning of Period.......  $ 13.42    $ 13.35     $ 14.13
                                             -------    -------     -------
Income from Investment Operations:
 Net investment income.....................     0.15       0.05        0.04
 Net realized and unrealized gain on
  investments..............................     1.64       1.62        0.95
                                             -------    -------     -------
 Total from investment operations..........     1.79       1.67        0.99
                                             -------    -------     -------
Less Distributions:
 Dividends from net investment income......    (0.12)     (0.11)      (0.10)
 Distributions from net realized gains.....      --         --          --
 Distributions from capital................      --         --          --
                                             -------    -------     -------
 Total distributions.......................    (0.12)     (0.11)      (0.10)
                                             -------    -------     -------
Net Asset Value, End of Period.............  $ 15.09    $ 14.91     $ 15.02
                                             =======    =======     =======
 Total Return(b)...........................    13.37%     12.53%       7.06%
                                             =======    =======     =======
Ratios to Average Net Assets/Supplemental
 Data:
 Net Assets, End of Period (in thousands)..  $ 4,767    $   957     $ 1,584
 Ratio of operating expenses to average net
  assets...................................     1.26%      2.01%       2.01%(c)
 Ratio of net investment income to average
  net assets...............................     1.07%      0.32%       0.32%(c)
 Portfolio turnover rate...................       75%        75%         75%
 Ratio of operating expenses to average net
  assets without waivers...................     1.33%      2.08%       2.08%(c)
 Net investment income per share without
  waivers..................................  $  0.14    $  0.04     $  0.03
 Average commission rate(h)................  $0.0288    $0.0288     $0.0288

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) The Munder International Equity Fund Class A, Class B and Class C Shares commenced operations on November 30, 1992, March 9, 1994, and September 29, 1995, respectively.

(g) Amount represents less than $0.01 per share.

(h) Average commission rate paid per share of securities purchased and sold by the Fund.

                                              INTERNATIONAL EQUITY FUND
                         -------------------------------------------------------------------------
                           PERIOD       PERIOD         YEAR         PERIOD      YEAR      PERIOD
                           ENDED        ENDED         ENDED         ENDED       ENDED     ENDED
                         6/30/95(A)   6/30/95(A)   2/28/95(D,E) 2/28/95(D,E,F) 2/28/94  2/28/93(F)
                          CLASS A      CLASS B       CLASS A       CLASS B     CLASS A   CLASS A
                         ----------   ----------   ------------ -------------- -------  ----------
Net Asset Value,
 Beginning of Period....   $12.29       $12.26        $13.68        $13.45     $10.64     $10.60
                           ------       ------        ------        ------     ------     ------
Income from Investment
 Operations:
 Net investment income..     0.12         0.08          0.17          0.08       0.19       0.01
 Net realized and
  unrealized gain on
  investments...........     1.01         1.01         (1.48)        (1.21)      2.85       0.16
                           ------       ------        ------        ------     ------     ------
 Total from investment
  operations............     1.13         1.09         (1.31)        (1.13)      3.04       0.17
                           ------       ------        ------        ------     ------     ------
Less Distributions:
 Dividends from net
  investment income.....      --           --          (0.02)        (0.00)(g)    --       (0.11)
 Distributions net
  realized gains........      --           --            --            --         --       (0.02)
 Distributions from
  capital...............      --           --          (0.06)        (0.06)       --         --
                           ------       ------        ------        ------     ------     ------
 Total distributions....      --           --          (0.08)        (0.06)       --       (0.13)
                           ------       ------        ------        ------     ------     ------
Net Asset Value, End of
 Period.................   $13.42       $13.35        $12.29        $12.26     $13.68     $10.64
                           ======       ======        ======        ======     ======     ======
 Total Return(b)........     9.28%        8.89%        (9.67)%       (8.38)%    28.57%      1.60%
                           ======       ======        ======        ======     ======     ======
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net Assets, End of
  Period (in thousands).   $1,400       $  128        $1,339        $  118     $1,450     $   42
 Ratio of operating
  expenses to average
  net assets............     1.21%(c)     1.96%(c)      1.18%         1.88%(c)   1.13%      1.03%(c)
 Ratio of net investment
  income to average net
  assets................     2.57%(c)     1.82%(c)      1.31%         0.61%(c)   0.80%      0.42%(c)
 Portfolio turnover
  rate..................       14%          14%           20%           20%        15%         1%
 Ratio of operating
  expenses to average
  net assets without
  waivers...............     1.46%(c)     2.21%(c)      1.43%         2.13%(c)   1.38%      1.28%(c)
 Net investment income
  per share without
  waivers...............   $ 0.11       $ 0.07        $ 0.14        $ 0.05     $ 0.13     $ 0.01
 Average commission
  rate(h)...............      N/A          N/A           N/A           N/A        N/A        N/A

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) The Munder International Equity Fund Class A, Class B and Class C Shares commenced operations on November 30, 1992, March 9, 1994, and September 29, 1995, respectively.

(g) Amount represents less than $0.01 per share.

(h) Average commission rate paid per share of securities purchased and sold by the Fund.

                                             MID-CAP GROWTH FUND
                                    --------------------------------------------
                                       PERIOD          PERIOD          PERIOD
                                       ENDED           ENDED           ENDED
                                    6/30/96(A,E)    6/30/96(A,E)    6/30/96(A,E)
                                      CLASS A         CLASS B         CLASS C
                                    ------------    ------------    ------------
Net Asset Value, Beginning of
 Period...........................    $ 10.55         $ 10.57         $ 10.40
                                      -------         -------         -------
Income from Investment Operations:
 Net investment loss..............      (0.04)          (0.08)          (0.09)
 Net realized and unrealized gain
  on investments..................       1.05            1.04            1.20
                                      -------         -------         -------
 Total from investment operations.       1.01            0.96            1.11
                                      -------         -------         -------
Less Distributions:
 Dividends from net investment
  income..........................        --              --              --
                                      -------         -------         -------
 Total distributions..............        --              --              --
                                      -------         -------         -------
Net Asset Value, End of Period....    $ 11.56         $ 11.53         $ 11.51
                                      -------         -------         -------
 Total Return(b)..................       9.57%           9.08%          10.67%
                                      =======         =======         =======
Ratios to Average Net
 Assets/Supplemental Data:
 Net Assets, End of Period (in
  000's)..........................    $   202         $    53         $    53
 Ratio of operating expenses to
  average net assets..............       1.20%(c)        1.95%(c)        1.95%(c)
 Ratio of net investment loss to
  average net assets..............      (0.53)%(c)      (1.28)%(c)      (1.28)%(c)
 Portfolio turnover rate..........        247%            247%            247%
 Ratio of operating expenses to
  average net assets without
  waivers and expenses reimbursed.       1.38%(c)        2.13%(c)        2.13%(c)
 Net investment loss per share
  without waivers and expenses
  reimbursed......................    $ (0.05)        $ (0.09)        $ (0.10)
 Average commission rate(d).......    $0.0600         $0.0600         $0.0600

--------

(a) The Munder Mid-Cap Growth Fund Class A Shares, Class B Shares and Class C Shares commenced operations on December 22, 1995, January 26, 1996 and November 9, 1995, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                                   MULTI-SEASON GROWTH FUND
                         ---------------------------------------------------------------------------------
                         YEAR ENDED YEAR ENDED  YEAR ENDED   PERIOD ENDED   PERIOD ENDED     PERIOD ENDED
                         6/30/96(J) 6/30/96(J)  6/30/96(J)  6/30/95(A,B,C) 6/30/95(A,B,C)   6/30/95(A,B,C)
                          CLASS A    CLASS B     CLASS C       CLASS A        CLASS B          CLASS C
                         ---------- ----------  ----------  -------------- --------------   --------------
Net Asset Value,
 Beginning of Period....  $ 12.02    $ 11.85     $ 11.86        $10.38        $ 10.27           $10.28
                          -------    -------     -------        ------        -------           ------
Income from Investment
 Operations:
 Net investment
  income/(loss).........     0.06      (0.04)      (0.04)         0.01          (0.03)           (0.02)
 Net realized and
  unrealized gain on
  investments...........     3.20       3.15        3.15          1.63           1.61             1.60
                          -------    -------     -------        ------        -------           ------
 Total from investment
  operations............     3.26       3.11        3.11          1.64           1.58             1.58
                          -------    -------     -------        ------        -------           ------
Less Distributions:
 Dividends from net
  investment income.....    (0.05)       --          --            --             --               --
 Distributions from net
  realized gains........    (0.40)     (0.40)      (0.40)          --             --               --
                          -------    -------     -------        ------        -------           ------
 Total distributions....    (0.45)     (0.40)      (0.40)          --             --               --
                          -------    -------     -------        ------        -------           ------
Net Asset Value, End of
 Period.................  $ 14.83    $ 14.56     $ 14.57        $12.02        $ 11.85           $11.86
                          =======    =======     =======        ======        =======           ======
 Total Return(d)........    27.56%     26.66%      26.64%        15.80%         15.38%           15.37%
                          =======    =======     =======        ======        =======           ======
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net Assets, End of
  Period (in thousands).  $ 9,544    $66,630     $ 5,605        $9,409        $54,349           $3,207
 Ratio of operating
  expenses to average
  net assets............     1.26%      2.01%       2.01%         1.65%(e)       2.40%(e)         2.40%(e)
 Ratio of net investment
  income/(loss) to
  average net assets....     0.44%     (0.31)%     (0.31)%        0.28%(e)      (0.47)%(e)       (0.47)%(e)
 Portfolio turnover
  rate..................       54%        54%         54%           27%            27%              27%
 Ratio of operating
  expenses to average
  net assets without
  waivers...............     1.51%      2.26%       2.26%         1.97%(e)       2.72%(e)         2.72%(e)
 Net investment
  income/(loss) per
  share without
  waivers(f)............  $  0.03    $ (0.07)    $ (0.07)       $(0.00)(g)    $ (0.05)          $(0.04)
 Average commission
  rate(i)...............  $0.0592    $0.0592     $0.0592           N/A            N/A              N/A

--------

(a) On June 23, 1995, the Munder Multi-Season Growth Fund acquired the assets and certain liabilities of the Ambassador Established Company Growth Fund.

(b) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31.

(c) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(d) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e) Annualized.

(f) Amounts shown for periods prior to June 30, 1995 are unaudited.

(g) Amount represents less than $0.01 per share.

(h) The Munder Multi-Season Growth Fund Class A Shares, Class B Shares and Class C Shares commenced operations on August 4, 1993, April 29, 1993 and September 20, 1993, respectively.

(i) Average commission rate paid per share of securities purchased and sold by the Fund.

(j) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                       MULTI-SEASON GROWTH FUND (CONTINUED)
                          ------------------------------------------------------------------------
                            YEAR      YEAR       YEAR      PERIOD         PERIOD         PERIOD
                           ENDED     ENDED      ENDED       ENDED          ENDED          ENDED
                          12/31/94  12/31/94   12/31/94  12/31/93(H)    12/31/93(H)    12/31/93(H)
                          CLASS A   CLASS B    CLASS C     CLASS A        CLASS B        CLASS C
                          --------  --------   --------  -----------    -----------    -----------
Net Asset Value,
 Beginning of Period.....  $10.68   $ 10.65     $10.66     $10.16         $ 10.00        $10.19
                           ------   -------     ------     ------         -------        ------
Income from Investment
 Operations:
 Net investment
  income/(loss)..........    0.01     (0.07)     (0.07)     (0.01)          (0.04)        (0.01)
 Net realized and
  unrealized loss on
  investments............   (0.27)    (0.27)     (0.27)      0.53            0.69          0.48
                           ------   -------     ------     ------         -------        ------
 Total from investment
  operations.............   (0.26)    (0.34)     (0.34)      0.52            0.65          0.47
                           ------   -------     ------     ------         -------        ------
Less Distributions:
 Distributions from net
  realized gains.........   (0.04)    (0.04)     (0.04)       --              --            --
                           ------   -------     ------     ------         -------        ------
 Total distributions.....   (0.04)    (0.04)     (0.04)       --              --            --
                           ------   -------     ------     ------         -------        ------
Net Asset Value, End of
 Period..................  $10.38   $ 10.27     $10.28     $10.68         $ 10.65        $10.66
                           ======   =======     ======     ======         =======        ======
 Total Return(d).........   (2.45)%   (3.21)%    (3.21)%     5.12%           6.50%         4.61%
                           ======   =======     ======     ======         =======        ======
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net Assets, End of
  Period (in thousands)..  $2,829   $46,549     $2,071     $2,104         $46,860        $  249
 Ratio of operating
  expenses to average net
  assets.................    1.75%     2.50%      2.50%      1.75%(e)        2.50%(e)      2.50%(e)
 Ratio of net investment
  income/(loss) to
  average net assets.....    0.04%    (0.71)%    (0.65)%    (0.18)%(e)      (0.69)%(e)    (0.99)%(e)
 Portfolio turnover rate.      48%       48%        48%       238%            238%          238%
 Ratio of operating
  expenses to average net
  assets without waivers.    3.05%     2.89%      4.57%      3.32%(e)        2.94%(e)     15.47%(e)
 Net investment loss per
  share without
  waivers(f).............  $(0.32)  $ (0.11)    $(0.29)    $(0.10)        $ (0.07)       $(0.14)
 Average Commission
  Rate(i)................     N/A       N/A        N/A        N/A             N/A           N/A

--------

(a) On June 23, 1995, the Munder Multi-Season Growth Fund acquired the assets and certain liabilities of the Ambassador Established Company Growth Fund.

(b) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31.

(c) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(d) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e) Annualized.

(f) Amounts shown for periods prior to June 30, 1995 are unaudited.

(g) Amount represents less than $0.01 per share.

(h) The Munder Multi-Season Growth Fund Class A Shares, Class B Shares and Class C Shares commenced operations on August 4, 1993, April 29, 1993 and September 20, 1993, respectively.

(i) Average commission rate paid per share of securities purchased and sold by the Fund.

(j) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                      REAL ESTATE EQUITY INVESTMENT FUND
                         ---------------------------------------------------------------
                         YEAR ENDED YEAR ENDED PERIOD ENDED   PERIOD ENDED  PERIOD ENDED
                         6/30/96(F) 6/30/96(F) 6/30/96(A,F)   6/30/95(A,B)  6/30/95(A,B)
                          CLASS A    CLASS B     CLASS C        CLASS A       CLASS B
                         ---------- ---------- ------------   ------------  ------------
Net Asset Value,
 Beginning of Period....  $ 10.09    $ 10.09     $ 10.76         $10.00        $10.00
                          -------    -------     -------         ------        ------
Income from Investment
 Operations:
 Net investment income..     0.45       0.38        0.18           0.36          0.30
 Net realized and
  unrealized gain on
  investments...........     1.12       1.11        0.47           0.07          0.07
                          -------    -------     -------         ------        ------
 Total from investment
  operations............     1.57       1.49        0.65           0.43          0.37
                          -------    -------     -------         ------        ------
Less Distributions:
 Dividends from net
  investment income.....    (0.44)     (0.36)      (0.16)         (0.34)        (0.28)
                          -------    -------     -------         ------        ------
 Total distributions....    (0.44)     (0.36)      (0.16)         (0.34)        (0.28)
                          -------    -------     -------         ------        ------
Net Asset Value, End of
 Period.................  $ 11.22    $ 11.22     $ 11.25         $10.09        $10.09
                          =======    =======     =======         ======        ======
 Total Return(c)........    15.92%     15.05%       6.08%          4.45%         3.87%
                          =======    =======     =======         ======        ======
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net Assets, End of
  Period (in thousands).  $   267    $ 1,707     $     4         $  223        $1,496
 Ratio of operating
  expenses to average
  net assets............     1.25%      2.00%       2.00%(d)       1.50%(d)      2.25%(d)
 Ratio of net investment
  income to average net
  assets................     4.25%      3.50%       3.50%(d)       5.03%(d)      4.28%(d)
 Portfolio turnover
  rate..................       17%        17%         17%             3%            3%
 Ratio of operating
  expenses to average
  net assets without
  waivers and/or
  expenses reimbursed...     1.52%      2.27%       2.27%(d)       7.23%(d)      7.98%(d)
 Net investment
  income/(loss) per
  share without waivers
  and/or expenses
  reimbursed............  $  0.42    $  0.35     $  0.15         $(0.05)       $(0.10)
 Average commission
  rate(e)...............  $0.0600    $0.0600     $0.0600            N/A           N/A

--------

(a) The Munder Real Estate Equity Investment Fund Class A Shares, Class B Shares and Class C Shares commenced operations on September 30, 1994, October 3, 1994 and January 5, 1996, respectively.

(b) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(c) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d) Annualized.

(e) Average commission rate paid per share of securities purchased and sold by the Fund.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                               SMALL COMPANY GROWTH FUND
                                           ------------------------------------
                                           YEAR ENDED  YEAR ENDED  PERIOD ENDED
                                           6/30/96(G)  6/30/96(G)  6/30/96(E,G)
                                            CLASS A     CLASS B      CLASS C
                                           ----------  ----------  ------------
Net Asset Value, Beginning of Period......  $ 15.28     $ 15.15      $ 17.05
                                            -------     -------      -------
Income from Investment Operations:
 Net investment loss......................    (0.12)      (0.26)       (0.21)
 Net realized and unrealized gain on
  investments.............................     7.16        7.09         5.33
                                            -------     -------      -------
 Total from investment operations.........     7.04        6.83         5.12
                                            -------     -------      -------
Less Distributions:
 Dividends from net investment income.....      --          --           --
 Distributions from net realized gains....    (1.24)      (1.24)       (1.24)
                                            -------     -------      -------
 Total distributions......................    (1.24)      (1.24)       (1.24)
                                            -------     -------      -------
Net Asset Value, End of Period............  $ 21.08     $ 20.74      $ 20.93
                                            =======     =======      =======
 Total Return(b)..........................    48.28%      47.26%       31.97%
                                            =======     =======      =======
Ratios to Average Net Assets/Supplemental
 Data:
 Net Assets, End of Period (in thousands).  $ 4,832     $   990      $    76
 Ratio of operating expenses to average
  net assets..............................     1.21%       1.96%        1.96%(c)
 Ratio of net investment loss to average
  net assets..............................    (0.66)%     (1.41)%      (1.41)%(c)
 Portfolio turnover rate..................       98%         98%          98%
 Ratio of operating expenses to average
  net assets without waivers..............     1.28%       2.03%        2.03%(c)
 Net investment loss per share without
  waivers.................................  $ (0.13)    $ (0.27)     $ (0.22)
 Average commission rate(f)...............  $0.0551     $0.0551      $0.0551

--------



(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) The Munder Small Company Growth Fund Class A Shares, Class B Shares and Class C Shares commenced operations on November 23, 1992, April 28, 1994 and September 26, 1995, respectively.

(f) Average commission rate paid per share of securities purchased and sold by the Fund.

(g) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                             SMALL COMPANY GROWTH FUND
                          --------------------------------------------------------------------------
                            PERIOD        PERIOD         YEAR       PERIOD       YEAR       PERIOD
                            ENDED         ENDED         ENDED       ENDED        ENDED      ENDED
                          6/30/95(A)    6/30/95(A)    2/28/95(D) 2/28/95(D,E)   2/28/94   2/28/93(E)
                           CLASS A       CLASS B       CLASS A     CLASS B      CLASS A    CLASS A
                          ----------    ----------    ---------- ------------   -------   ----------
Net Asset Value,
 Beginning of Period.....   $13.89        $13.81        $14.37      $13.54      $12.72      $12.32
                            ------        ------        ------      ------      ------      ------
Income from Investment
 Operations:
 Net investment loss.....    (0.02)        (0.05)        (0.07)      (0.05)      (0.05)      (0.01)
 Net realized and
  unrealized gain/(loss)
  on investments.........     1.41          1.39         (0.39)       0.34        1.97        0.41
                            ------        ------        ------      ------      ------      ------
 Total from investment
  operations.............     1.39          1.34         (0.46)       0.29        1.92        0.40
                            ------        ------        ------      ------      ------      ------
Less Distributions:
 Distributions from net
  realized gains.........      --            --          (0.02)      (0.02)      (0.27)        --
                            ------        ------        ------      ------      ------      ------
 Total distributions.....      --            --          (0.02)      (0.02)      (0.27)        --
                            ------        ------        ------      ------      ------      ------
Net Asset Value, End of
 Period..................   $15.28        $15.15        $13.89      $13.81      $14.37      $12.72
                            ======        ======        ======      ======      ======      ======
 Total Return(b).........    10.01%         9.70%        (3.21)%      2.13%      15.11%       3.25%
                            ======        ======        ======      ======      ======      ======
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net Assets, End of
  Period (in thousands)..   $2,871        $   46        $2,697      $   39      $3,269      $  742
 Ratio of operating
  expenses to average net
  assets.................     1.21%(c)      1.96%(c)      1.23%       1.85%(c)    1.01%       0.96%(c)
 Ratio of net investment
  loss to average net
  assets.................    (0.41)%(c)    (1.16)%(c)    (0.40)%     (1.02)%(c)  (0.36)%     (0.29)%(c)
 Portfolio turnover rate.       39%           39%           45%         45%         47%         46%
 Ratio of operating
  expenses to average net
  assets without waivers.     1.46%(c)      2.21%(c)      1.48%       2.10%(c)    1.26%       1.21%(c)
 Net investment loss per
  share without waivers..   $(0.03)       $(0.06)       $(0.11)     $(0.06)     $(0.08)     $(0.02)
 Average commission
  rate(f)................      N/A           N/A           N/A         N/A         N/A         N/A

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) The Munder Small Company Growth Fund Class A Shares, Class B Shares and Class C Shares commenced operations on November 23, 1992, April 28, 1994 and September 26, 1995, respectively.

(f) Average commission rate paid per share of securities purchased and sold by the Fund.

(g) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                                  VALUE FUND
                                    -------------------------------------------
                                    PERIOD ENDED   PERIOD ENDED    PERIOD ENDED
                                    6/30/96(D,E)   6/30/96(D,E)    6/30/96(D,E)
                                      CLASS A        CLASS B         CLASS C
                                    ------------   ------------    ------------
Net Asset Value, Beginning of
 Period............................   $ 10.38        $ 10.41         $ 11.35
                                      -------        -------         -------
Income from Investment Operations:
 Net investment income/(loss)......      0.05          (0.01)          (0.01)
 Net realized and unrealized gain
  on investments...................      1.19           1.16            0.23
                                      -------        -------         -------
 Total from investment operations..      1.24           1.15            0.22
                                      -------        -------         -------
Less Distributions:
 Dividends from net investment
  income...........................     (0.05)         (0.01)          (0.03)
                                      -------        -------         -------
 Total distributions...............     (0.05)         (0.01)          (0.03)
                                      -------        -------         -------
Net Asset Value, End of Period.....   $ 11.57        $ 11.55         $ 11.54
                                      =======        =======         =======
 Total Return(a)...................     11.95%         11.09%           1.90%
                                      =======        =======         =======
Ratios to Average Net
 Assets/Supplemental Data:
 Net Assets, End of Period (in
  000's)...........................   $   424        $   103         $   348
 Ratio of operating expenses to
  average net assets...............      1.20%(c)       1.95%(c)        1.95(c)
 Ratio of net investment
  income/(loss) to average net
  assets...........................      0.64%(c)      (0.11)%(c)      (0.11)%(c)
 Portfolio turnover rate...........       223%           223%            223%
 Ratio of operating expenses to
  average net assets without
  waivers and/or expenses
  reimbursed.......................      1.30%(c)       2.05%(c)        2.05%(c)
 Net investment income/(loss) per
  share without waivers and/or
  expenses reimbursed..............   $  0.04        $ (0.02)        $ (0.02)
 Average commission rate(b)........   $0.0602        $0.0602         $0.0602

--------

(a) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(b) Average commission rate paid per share of securities purchased and sold by the Fund.

(c) Annualized.

(d) The Munder Value Fund Class A Shares, Class B Shares and Class C Shares commenced operations on September 14, 1995, September 19, 1995 and February 9, 1996, respectively.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                      INVESTMENT OBJECTIVES AND POLICIES

  This Prospectus describes the following Funds: the Accelerating Growth Fund, Balanced Fund, Growth & Income Fund, Index 500 Fund, International Equity Fund and Small Company Growth Fund offered by Munder; and the Equity Selection Fund, Micro-Cap Equity Fund, Mid-Cap Growth Fund, Multi-Season Growth Fund, Real Estate Equity Investment Fund, Small-Cap Value Fund and Value Fund offered by the Company. Purchasing shares of any Fund should not be considered a complete investment program, but an important segment of a well-diversified investment program. Unless otherwise specified in this Prospectus or the Statement of Additional Information, up to 35% of a Fund's net assets may be invested in the instruments described under "Portfolio Instruments and Practices and Associated Risk Factors."

ACCELERATING GROWTH FUND

  The investment objective of the Accelerating Growth Fund is to provide long-term capital appreciation, with income a secondary consideration. The Fund seeks to achieve its objective by investing primarily in equity securities and instruments convertible or exchangeable into equity securities. The Fund's investment portfolio will consist primarily of the stocks of companies determined by the Advisor to demonstrate accelerating earnings growth and which are expected to continue expanding earnings at an accelerated pace, maintain a substantial competitive advantage, have a focused management team and a stable balance sheet.

  Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities. In addition to investing in equity securities, the Fund is authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "Portfolio Instruments and Practices and Associated Risk Factors" for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

BALANCED FUND

  The investment objective of the Balanced Fund is to provide an attractive investment return through a combination of growth of capital and current income. The Fund seeks to achieve its objective by allocating assets among three major asset groups: equity securities, fixed income securities and cash equivalents. In pursuing its investment objective, the Advisor will allocate the Fund's assets based upon its evaluation of the relative attractiveness of the major asset groups.

  The Fund's policy is to invest at least 25% of the value of its total assets in fixed income securities including short-term obligations and no more than 75% in equity securities at all times. The actual percentage of assets invested in fixed income and equity securities will vary from time to time, depending on the judgment of the Advisor as to general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments. The Fund will not purchase a security if, as a result of such purchase, less than 25% of its total assets would be in fixed income securities (including short and long-term debt securities, preferred stocks, and convertible debt securities and preferred stocks, to the extent their value is attributable to their fixed income characteristics). This policy is not fundamental and may be changed by the Board of Trustees without a vote of the majority of shareholders, but only with 30 days' prior shareholder notice and in accordance with the 1940 Act.

  Subject to the above limitations, the Fund's assets may be invested in U.S. Government and agency obligations, corporate bonds, senior debt securities, preferred and common stocks in such proportions and of such type as are deemed by the Advisor to be best adapted to the current economic and market outlook. The Advisor may incorporate several considerations into its asset allocation decision-making process including the Advisor's outlook for future returns on each asset class, inflation, interest rates and long-term corporate earnings growth. Investment returns are normally strongly influenced by such variables and their expected changes over time. Therefore, the Advisor will attempt to take advantage of changing economic conditions by increasing or decreasing the ratio of stocks to fixed income obligations or cash equivalents in the Fund. For example, if the Advisor expected more rapid economic growth leading to better corporate earnings in the future, it would normally increase the Fund's equity holdings while reducing its fixed income and cash equivalent holdings.

  The Fund reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 18 months or less) at such times and in such proportions as, in the opinion of the Advisor, prevailing market or economic conditions warrant. Short-term obligations include, but are not limited to, domestic commercial paper, bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign banks and savings and loan associations, repurchase agreements, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

EQUITY SELECTION FUND

  The investment objective of the Equity Selection Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve this objective by investing in equity securities that a dedicated research team believes to be of high quality and that, as determined through both fundamental and technical analysis, are undervalued compared to equity securities of other companies in the same industry. The Fund generally will invest in issuers that have market capitalizations of at least $3 billion at the time of purchase. The Fund will be diversified by industry with proportionate weightings approximately the same as those of the S&P 500.

  The Fund seeks long-term capital appreciation by investing primarily in common stocks. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. In addition to investing in equity securities, the Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "Portfolio Instruments and Practices and Associated Risk Factors" for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

GROWTH & INCOME FUND

  The investment objective of the Growth & Income Fund is to provide capital appreciation and current income by investing primarily in dividend-paying equity securities. The Fund is designed for investors seeking current income and capital appreciation through the equity markets. The Fund will seek to achieve its objectives principally by investing in a broadly diversified portfolio of dividend-paying stocks of companies whose prospects for dividend growth and capital appreciation are considered favorable by the Advisor. In general, the Advisor selects large, well-known companies that it believes have above-average and secure dividends. The Fund will seek to produce a current yield greater than the S&P 500.

  The Fund's investment philosophy is founded on the Advisor's belief that over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the S&P 500. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Advisor believes that stocks which distribute a high level of current income tend to have less price volatility than those which pay below average dividends.

  To achieve its objective, the Fund will invest under normal circumstances at least 65% of its assets in income-producing common stocks and convertible preferred stocks. The Fund also may invest in convertible bonds which are debt securities convertible into or ultimately exchangeable for common stock. The Fund may invest up to 20% of the value of its total assets in securities that are rated below investment grade by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") or Moody's Investor Services, Inc. ("Moody's"). In addition to investing in common stocks and convertible securities, the Fund is authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "Portfolio Instruments and Practices and Associated Risk Factors" for a description of these and other investment practices of the Fund, including investments in warrants, foreign securities and in stock index futures and options.

INDEX 500 FUND

  The investment objective of the Index 500 Fund is to provide price performance and income that is comparable to the performance of the S&P 500, an index which emphasizes large capitalization companies. As of

December 31, 1995, the S&P 500 represented approximately 69% of the market capitalization of publicly owned stocks in the United States. Although the Fund may not hold securities of all 500 issuers included in the S&P 500 Index, it will normally hold the securities of at least 80% of such issuers. Stock selections are based primarily on market capitalization and industry weightings. The Fund may also invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange that represent ownership in the SPDR Trust, a long-term unit investment trust which is intended to provide investment results that generally correspond to the price and yield performance of the S&P 500. See "Portfolio Instruments and Practices and Associated Risk Factors--Investment Company Securities." The Fund seeks quarterly performance within a .95 correlation with the S&P 500.

  The Fund is managed through the use of a "quantitative" or "indexing" investment approach, which attempts to duplicate the investment composition and performance of the S&P 500 through statistical procedures. As a result, the Advisor does not employ traditional methods of fund investment management, such as selecting securities on the basis of economic, financial and market analysis.

  The Index 500 Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Index 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Index 500 Fund particularly or the ability of the S&P 500 Index to trace general stock market performance. S&P's only relationship to the Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Company or the Index 500 Fund. S&P has no obligation to take the needs of the Company or the owners of the Index 500 Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index 500 Fund or the timing of the issuance or sale of the Index 500 Fund or in the determination or calculation of the equation by which the Index 500 Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Fund.

  S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Company, owners of the Index 500 Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability of fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

  "Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Company. The Index 500 Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Index 500 Fund.

  In addition to investing in stocks, the Index 500 Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. The Fund may also invest in stock index futures. See "Portfolio Instruments and Practices and Associated Risk Factors" for a description of investment practices of the Fund.

INTERNATIONAL EQUITY FUND

  The investment objective of the International Equity Fund is to provide long-term capital appreciation by investing primarily in the equity securities of foreign issuers. These securities will be held directly or in the form of American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. The Fund will emphasize companies with a market capitalization of at least $100 million. In selecting issuers, the Advisor may consider, among other factors, the location of the issuer, its competitive stature, the issuer's past record and future prospects for growth, and the marketability of its securities.

  On a continuing basis, but at least quarterly, the Advisor creates a list of securities eligible for purchase by the Fund. The Advisor then calculates the adjusted market capitalization of all the equity securities, ADRs and EDRs considered to be eligible for purchase. Market capitalization for equity securities is calculated by multiplying the market price of the security by the number of shares outstanding, adjusted for control blocks. A control block is defined as a block of securities owned by another corporation. The primary sources of information regarding the existence and size of control blocks are the S&P Stock reports and the Morgan Stanley Capital International Perspective. Control blocks will be updated each time the eligible list of securities is created or a company is added to the eligible universe.

  Following calculation of the adjusted market capitalization, the list of eligible securities is then sorted in descending order of adjusted market capitalization. Securities with market capitalizations greater than $100 million are considered for purchase by the Fund. On a regular basis, securities will be added to the eligible universe as new ADR and EDR facilities and exchange listings occur, subject to meeting other eligibility requirements. Each time the list of eligible securities is created, any security held by the Fund that does not appear on the updated eligibility list will be sold as soon as practicable.

  Equity securities on the eligible securities list are continuously evaluated on the basis of total return in relation to their respective local, regional and global markets. From the list of eligible securities a portfolio is constructed that is composed of two major sections. The first section is designed to provide broad coverage of international markets. Securities representation generally covers all major markets and industry sectors. The second section is designed to complement the first section by increasing exposure to securities that are expected to outperform their markets and industry sectors on a relative basis. The blending of the two sections is designed to provide an international portfolio that provides a broad market exposure to stock markets and has the capability to enhance the value of the portfolio by adjusting allocations to stocks that are expected to outperform their respective markets on a relative basis.

  The Fund will increase its exposure to the second section when the Advisor identifies securities that are expected to outperform their markets and the Fund will conversely increase its exposure to the first section when the Advisor believes a broader market exposure is required. When the Advisor believes broader market exposure will benefit the Fund, the Fund may allocate up to 80% of its assets for investment in the first section securities. When the Advisor identifies strong potential for specific securities to outperform their relative benchmarks, the Fund may invest up to 50% of its total assets in the second section securities.

  The Advisor will determine the second section allocation by examining the relationship each security has with the economic environment of its respective industry, country market and geographic region. A stock's economic environment is analyzed by identifying relevant key economic factor relationships with each stock, sector and market and then determining the level of influence the factors have in influencing the stock price.

  The Fund may invest in the securities of issuers located in countries which include, but are not limited to, the following: Argentina, Australia, Belgium, Brazil, Canada, Chile, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Peru, The Philippines, Portugal, Singapore, Spain, Sweden, Switzerland, Taiwan, Turkey and The United Kingdom. It is expected that these securities will be traded in the principal trading market in such countries.

  Under normal market conditions, at least 65% of the Fund's total assets will be invested in the equity securities of foreign issuers and such issuers will be located in at least three foreign countries. In addition to investing in stocks, the Fund may, for the purpose of hedging its portfolio, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. The Fund may also invest in convertible securities, stock index futures, and, to a limited extent, warrants. The Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "Portfolio Instruments and Practices and Associated Risk Factors--Foreign Securities."

MICRO-CAP EQUITY FUND

  The investment objective of the Micro-Cap Equity Fund is long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of micro-cap companies that generally have a market capitalization of $200 million or less at the time of purchase. Such issuers have market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the S&P 500.

  The Advisor will generally favor companies that it believes offer attractive opportunities due to the inefficiencies of the micro-cap market and that the Advisor believes, through internal research, will have the ability to grow significantly over the next several years. The Fund will typically invest in small-sized, emerging growth companies that are positioned to benefit from changes in technologies, regulations and/or secular trends. These companies may still be in the developmental stage and may have limited product lines.

  The Fund will attempt to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since smaller capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

  Smaller capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalization companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Advisor will attempt to reduce this volatility.

  Generally, the Fund will invest at least 65% of its total assets in equity securities. No more than 25% of the assets of the Fund will be invested in one industry group. In addition to investing in equity securities, the Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "Portfolio Instruments and Practices and Associated Risk Factors" for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

MID-CAP GROWTH FUND

  The investment objective of the Mid-Cap Growth Fund is to provide shareholders with long-term capital appreciation. It seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of companies that have market capitalizations between $100 million and $5 billion and have demonstrated superior earnings growth, financial stability, attractive valuation and relative price momentum. Income is not a primary consideration in the selection of investments. This style which incorporates both growth investing and value constraints has been nationally recognized as GARP (Growth at a Reasonable Price) and seeks to produce attractive returns during various market environments.

  The Advisor believes that superior investment returns are derived from securities of financially stable companies that reward shareholders with superior earnings growth, are attractively priced and enjoy relative price momentum. Specifically, the Advisor will examine the earnings growth characteristics of approximately 10,000 companies for each of the last three years to determine earnings strength, consistency and momentum. Companies which have demonstrated superior earnings growth will be further reviewed for financial stability. Corporate balance sheets will be scrutinized to select those companies which reinvest a significant portion of profits, demonstrate a high return on equity and carry a relatively low debt load. Companies that meet these earnings growth and financial stability criteria are further judged for their value relative to these criteria and the market. Once determined to be attractive values, those securities exhibiting relative price momentum to the Standard & Poor's Mid-Cap Index generally will be favored by the Advisor for the Fund. Within these parameters, the Advisor typically will establish equity positions in approximately 50 to 100 companies. Equity securities generally will be sold from the Fund's portfolio when they consistently fail to achieve any two or more of the four criteria stated above.

  The Fund invests substantially all, and at least 65%, of its total assets in equity securities of companies with market capitalizations that range between $100 million and $5 billion. Equity securities include common and preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible preferred stocks, convertible debentures or warrants.

  The Fund may also invest in short-term money market securities. Under normal market conditions, short-term money market securities could comprise up to 35% of the Fund's total assets. The Fund could invest a higher percentage of its assets in money market securities for temporary defensive purposes.

MULTI-SEASON GROWTH FUND

  The investment objective of the Multi-Season Growth Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of companies that have demonstrated superior long-term earnings growth, financial stability, attractive valuation and relative price momentum. Income is not a primary consideration in the selection of investments. This style which incorporates both growth investing and value constraints has been nationally recognized as GARP (Growth at a Reasonable Price) and seeks to produce attractive returns during various market environments.

  The Advisor believes that superior investment returns are derived from securities of financially stable companies that reward shareholders with superior earnings growth, are attractively priced and enjoy relative price momentum. Specifically, the Advisor will examine the earnings growth characteristics of approximately 5,500 companies for each of the last five years to determine earnings strength, consistency and momentum. Companies which have demonstrated superior earnings growth will be further reviewed for financial stability. Corporate balance sheets will be scrutinized to select those companies which reinvest a significant portion of profits, demonstrate a high return on equity and carry a relatively low debt load. Companies that meet these earnings growth and financial stability criteria are further judged for their value relative to these criteria and the market. Historically, the median valuation of the portfolios managed by the Advisor has been no more than a moderate premium to that of the S&P 500. Once determined to be attractive values, those securities exhibiting the strongest relative price momentum to the S&P 500 normally will be chosen by the Advisor for the Fund. Within these parameters, the Advisor typically will establish equity positions in approximately 50 to 100 companies. Equity securities generally will be sold from the Fund's portfolio when they consistently fail to achieve any two or more of the four criteria stated above.

  The Fund invests substantially all, and at least 65%, of its assets in equity securities. Equity securities include common and preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible preferred stocks, convertible debentures or warrants. No more than 25% of the assets of the Fund will be invested in one industry group. In addition, the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund may also invest up to 20% of the value of its total assets in equity securities of foreign issuers, including companies domiciled in developing countries.

  The Fund may also invest in short-term money market instruments. Under normal market conditions, short-term money market instruments could comprise up to 35% of the Fund's total assets. The Fund could invest a higher percentage of its assets in money market instruments for temporary defensive purposes.

  The Fund's investment objective is a fundamental policy and may not be changed without the authorization of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) ("Majority") of the Fund's outstanding shares.

REAL ESTATE EQUITY INVESTMENT FUND

  The Real Estate Equity Investment Fund's investment objectives are to provide shareholders with capital appreciation and current income. It seeks to achieve these objectives by investing primarily in securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets. It will not invest directly in real estate.

  Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities of companies listed on U.S. securities exchanges or NASDAQ which are principally engaged in the real estate industry. Equity securities include common stock, preferred stock and securities convertible into common stock. A company is "principally engaged" in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers, home builders or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies. The Fund will invest in real estate investment trusts only if they are traded on major U.S. exchanges or NASDAQ. The Fund will not invest more than 15% of its total assets in equity real estate investment trusts, excluding self-managed and/or self-administrated trusts. The specific risks of investing in real estate industry companies are summarized under "Portfolio Instruments and Practices and Associated Risk Factors--Industry Concentration."

  The Fund may also invest up to 35% of its total assets in equity securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund will invest more than 25% of its total assets in the real estate and real estate related industries. In addition to these securities, the Fund may invest up to 35% of its total assets in securities of companies outside the real estate and real estate related industries believed by the Advisor to be undervalued and to have capital appreciation potential. Moreover, consistent with its objective of current income, the Fund may invest in nonconvertible debt securities of companies outside the real estate and real estate related industries. The debt securities purchased (except for those described below) will be of investment grade or better quality (e.g., rated no lower than Baa by Moody's or BBB by S&P or if not so rated, believed by the Advisor to be of comparable quality). From time to time, the Fund may invest up to 5% of its total assets in securities rated below investment grade and in unrated debt securities of issuers which are secured by real estate assets where the Advisor believes that the securities are trading at a discount and that the underlying collateral is sufficient to ensure repayment of principal. In such situations, it is conceivable that the Fund could, in the event of default, end up holding the underlying real estate directly.

  The Fund may also invest in short-term money market securities. Under normal market conditions, short-term money market securities could comprise up to 35% of the Fund's total assets. The Fund could invest a higher percentage of its assets in money market securities for temporary defensive purposes.

  The Fund's investment objective is fundamental and may not be changed without the authorization of the holders of a Majority of the Fund's outstanding shares. Unless otherwise noted, all other investment policies of the Fund are non-fundamental and may be changed by the Board of Directors without shareholder approval.

SMALL-CAP VALUE FUND

  The investment objective of the Small-Cap Value Fund is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities of small-cap companies that generally have a market capitalization below $750 million at the time of purchase. Such issuers have market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the S&P 500.

  The Advisor will generally favor companies that it believes to be undervalued at the time of purchase. Companies will also exhibit a stable or improving earnings record and sound finances at the time of purchase as well as above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, adequate capitalization and fundamental value.

  Securities may become undervalued generally because they are temporarily overlooked or out of favor due to economic conditions, a market decline, industry conditions or actual or anticipated developments affecting the company. The Fund may be considered "contrarian" in nature because its investments may be considered out of favor with general investors.

  The Fund will attempt to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since small capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

  Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Advisor will attempt to reduce this volatility.

  Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. The Fund will typically invest in companies with lower price/earnings ratios, lower price/cash flow ratios and/or lower price/book values than the equity markets in general, as measured by the Russell 2000(R) Index of small stocks. In addition, a company's valuation level will be compared to its own historical valuation. The dividend yield of portfolio companies is expected to approximate that of the general equity market. No more than 25% of the assets of the Fund will be invested in one industry group.

  It is the Advisor's intention to invest primarily in domestic equity securities. In addition to investing in domestic common stocks, the Fund may invest in other equity securities and equity equivalents. Other equity securities and equity equivalents include securities that permit the Fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the Fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include ADRs, preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. An example of the type of derivative security in which the Fund might invest includes depositary receipts.

  In addition to investing in equity securities, the Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "Portfolio Instruments and Practices and Associated Risk Factors" for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

SMALL COMPANY GROWTH FUND

  The investment objective of the Small Company Growth Fund is to provide long-term capital appreciation. The Fund pursues its objective by investing primarily in equity securities such as common stocks and instruments convertible or exchangeable into common stocks.

  Securities held by the Fund will generally be issued by smaller companies. Smaller companies will be considered those companies with market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the S&P 500. The market capitalization of the issuers of securities purchased by the Fund will be below $750 million at the time of purchase. In managing the Fund, the Advisor seeks smaller companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, adequate capitalization and fundamental value.

  The Fund has been designed to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since small capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

  Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Advisor will attempt to reduce this volatility.

  Under normal market conditions, at least 65% of the Fund's total assets will be invested in small company equity securities. In addition to investing in equity securities, the Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "Portfolio Instruments and Practices and Associated Risk Factors" for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

VALUE FUND

  The investment objective of the Value Fund is to provide long-term capital appreciation, with income a secondary objective. The Fund seeks to achieve its objective by investing primarily in equity securities of well-established companies with intermediate to large market capitalizations or capitalizations which exceed $750 million. The Advisor will generally favor companies that are believed by the Advisor to be undervalued at the time of purchase. Companies will also exhibit a stable or improving earnings record and sound finances at the time of purchase.

  Securities may become undervalued generally because they are temporarily out of favor due to economic conditions, a market decline, industry conditions or actual or anticipated developments affecting the company. The Fund may be considered "contrarian" in nature because its investments may be considered out of favor with general investors. Generally, the Fund will invest at least 65% of its total assets in equity securities. The Fund will typically invest in companies with lower price/earnings ratios, lower price/cash flow ratios and/or lower price/book values than the equity markets in general, as measured by the S&P 500. In addition, a company's valuation level will be compared to its own historical valuation. The dividend yield of portfolio companies is expected to approximate that of the general equity market.

  It is the Advisor's intention to invest primarily in domestic equity securities. In addition to investing in domestic common stocks, the Fund may invest in other equity securities and equity equivalents. Other equity securities and equity equivalents include securities that permit the Fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the Fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include ADRs, preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. An example of the type of derivative security in which the Fund might invest includes depositary receipts. The Fund may also invest in short-term money market instruments.

  The Fund will limit its purchase of convertible debt securities that, at the time of purchase, are rated below investment grade by S&P or Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Advisor, to 5% of the value of the Fund's total assets. For more detailed information with respect to such securities and the risks associated with such investments see "Fund Investments--Lower Rated Debt Securities" in the Statement of Additional Information.

        PORTFOLIO INSTRUMENTS AND PRACTICES AND ASSOCIATED RISK FACTORS

  Investment strategies that are available to the Funds are set forth below. Additional information concerning certain of these strategies and their related risks is contained in the Statement of Additional Information.

  Equity Securities. The Funds will invest in common stocks, and may invest in warrants and similar rights to purchase common stock. A Fund may invest up to 5% of its net assets at the time of purchase in warrants and similar rights (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Micro-Cap Equity Fund, Small-Cap Value Fund and Small Company Growth Fund each invests primarily in the equity securities of small capitalization companies. Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, these Funds may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Advisor will attempt to reduce this volatility. In addition, the Funds (except the Index 500 Fund) may invest in convertible bonds and convertible preferred stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Although a Fund may acquire convertible securities that are rated below investment grade by S&P or Moody's, it is expected that, except for the Growth & Income Fund, investments in lower-rated convertible securities will not exceed 5% of the value of the total assets of a Fund at the time of purchase. The Growth & Income Fund may invest up to 20% of the value of its total assets in securities that are rated below investment grade by S&P or Moody's. These high yield, high risk securities are commonly referred to as junk bonds. Securities that are rated Ba by Moody's or BB by S&P have speculative characteristics with respect to the capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger that may exist with respect to principal or interest. In light of the risks, the Advisor, in evaluating the creditworthiness of an issue, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the ability of the issuer's management and regulatory matters. To the extent a Fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Particular risks include
(a) the sensitivity of such securities to interest rate and economic changes,
(b) the lower payments, (c) the relatively low trading market liquidity for the securities, (d) the impact that legislation may have on the market for these securities (and, in turn, on a Fund's net asset value) and (e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would negatively affect their ability to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated convertible securities and negatively affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a convertible security held by a Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not they are based on fundamental analysis, could also decrease the values and liquidity of lower-rated convertible securities held by a Fund, especially in a thinly traded market.

  Fixed Income Securities. Generally, the market value of fixed-income securities in a Fund can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that in periods of declining interest rates the yields if investment portfolios composed primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. The Funds may purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to grater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

  When-Issued Purchases and Forward Commitments. The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Funds to lock-in a price or yield on a security, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. A Fund will establish a segregated account consisting of cash, U.S. Government securities or other high grade debt obligations in an amount equal to the amount of its when-issued purchases and forward commitments. A Fund's when-issued purchases and forward purchase commitments are not expected to exceed 25% of the value of the Fund's total assets absent unusual market conditions. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their respective investment objectives.

  Foreign Securities. The Funds (except the Real Estate Equity Investment
Fund) may invest in the securities of foreign issuers. There are certain risks and costs involved in investing in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

  The Equity Selection Fund, Micro-Cap Equity Fund, Mid-Cap Growth Fund, Multi-Season Growth Fund, Small-Cap Value Fund and Value Fund, each may invest up to 20% of its total assets, and each other Fund (except the International Equity Fund) may invest up to 10% of its total assets, in equity securities of foreign issuers, including companies domiciled in developing countries. Under normal market conditions, the International Equity Fund will invest at least 65% of its total assets in the equity securities of foreign issuers and such issuers will be located in at least three foreign countries. The International Equity Fund may also invest in countries with emerging economies or securities markets located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened, and the limited volume of trading in securities in these countries may make such investments illiquid and particularly volatile.

  Although a Fund may invest in securities denominated in foreign currencies, portfolio securities and other assets held by the Funds are valued in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of its portfolio securities in the various local markets and currencies. In addition to favorable and unfavorable currency exchange-rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

  Investments in foreign securities may be in the form of ADRs, EDRs or similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in United States securities markets, and EDRs, in bearer form, are designed for use in the European securities markets. The Mid-Cap Growth Fund and the Multi-Season Growth Fund typically will only purchase foreign securities which are represented by sponsored or unsponsored ADRs listed on a domestic securities exchange or included in the NASDAQ National Market System. Ownership of unsponsored ADRs may not entitle a Fund to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs. Interest or dividend payments on such securities may be subject to foreign withholding taxes.

  Forward Foreign Currency Exchange Contracts. The Funds (except the Real Estate Equity Investment Fund) may enter into forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A Fund may not enter into these contracts for speculative purposes. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. A Fund will segregate cash or liquid securities to cover its obligation to purchase foreign currency under a forward foreign currency contract. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. Each of the Mid-Cap Growth Fund and Value Fund will not enter into forward foreign currency exchange contracts if as a result, the Fund will have more than 20% of its total assets committed to consummation of such forward foreign currency exchange contracts.

  Futures Contracts and Options. Each Fund may invest in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. However, a Fund may not purchase or sell a futures contract unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets. The Multi-Season Growth Fund does not presently anticipate engaging in transactions involving options on securities, or stock indices or options on stock index futures contracts, although it has the authority to do so. The Real Estate Equity Investment Fund may to a limited extent, enter into financial futures contracts including futures contracts based on securities indices, purchase and write put and call options and engage in related closing transactions to the extent available to hedge all or a portion of its portfolio or as an efficient means of regulating its exposure to the equity markets. In addition, the Real Estate Equity Investment Fund will not hedge more than 30% of its total assets and will not write covered call options against more than 15% of the value of the equity securities held in the portfolio.

  Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a bond or securities index. When interest rates are rising, futures contracts can offset a decline in value of the Fund's portfolio securities. When rates are falling, these contracts can secure higher yields for securities the Fund intends to purchase.

  The Funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with a Fund's position in a futures contract or option thereon, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable requirements of the SEC.

  In addition, each Fund, may write covered call options, buy put options, buy call options and write secured put options on particular securities or various stock indices. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

  The use of derivative instruments exposes a Fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;
(2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible inability to close out certain hedged positions to avoid adverse tax consequences; (5) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (6) leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and (7) particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position. For a further discussion, see "Fund Investments" and Appendix B in the Statement of Additional Information.

  When a Fund invests in a derivative instrument, it may be required to segregate cash and other high-grade liquid debt securities or certain portfolio securities to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish a Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

  A Fund is not a commodity pool, and all futures transactions engaged in by a Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the Commodity Futures Trading Commission. Successful use of futures and options is subject to special risk considerations.

  For a further discussion see "Additional Information on Fund Investments" and Appendix B to the Statement of Additional Information.

  Repurchase Agreements. The Funds may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with which a Fund may enter into repurchase agreements include member banks of the Federal Reserve system, any foreign bank or any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer. The Advisor will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations, except with respect to repurchase agreements secured by U.S. government securities.

  Reverse Repurchase Agreements. Each Fund (except the Multi-Season Growth
Fund) may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

  Investment Company Securities. In connection with the management of their daily cash positions, the Funds may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (i.e., "money market funds"). The International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including so called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one or more foreign countries. The Index 500 Fund may also invest in SPDRs and shares of other investment companies that are structured to seek a similar correlation to the performance of the S&P 500. Securities of other investment companies will be acquired within limits prescribed by the 1940 Act. These limitations, among other matters, restrict investments in securities of other investment companies to no more than 10% of the value of a Fund's total assets, with no more than 5% invested in the securities of any one investment company. As a shareholder of another investment company, a Fund, other than the Real Estate Equity Investment Fund, would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations.

  Liquidity Management. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Advisor determines that market conditions warrant, the Funds may also invest without limitation in short-term U.S. Government obligations, high quality money market instruments, variable and floating rate instruments and repurchase agreements as described above. The Balanced Fund may also invest in these securities in furtherance of its investment objective.

  High quality money market instruments may include obligations issued by Canadian corporations and Canadian counterparts of U.S. corporations and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Funds may also purchase U.S. dollar-denominated bank obligations, such as certificates of deposit, bankers' acceptances and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Short-term obligations purchased by a Fund will either have short-term debt ratings at the time of purchase in the top two categories by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or be issued by issuers with such ratings. Unrated instruments purchased by a Fund will be of comparable quality as determined by the Advisor.

  Illiquid Securities. Each Fund may invest up to 15% of the total value of its net assets (determined at time of acquisition) in securities which are illiquid. Illiquid securities would generally include repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "Act"). If, after the time of acquisition, events cause this limit to be exceeded, a Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

  Each of the Funds may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). Each Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers which make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within a Fund's limitation on investment in illiquid securities. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Company's Board of Trustees or Munder's Board of Directors. The Multi-Season Growth, Mid-Cap Growth and Value Funds' investments in restricted securities will be limited to 5% of each Fund's total assets excluding Rule 144A securities. The Real Estate Equity Investment Fund will limit its investment in restricted securities to 10% of the Fund's total assets, excluding Rule 144A securities, and will limit its investment in all restricted securities, including Rule 144A securities, to 15% of its total assets.

  Corporate Obligations. The Balanced Fund may purchase corporate bonds and commercial paper that meet the applicable quality and maturity limitations. These investments may include obligations issued by Canadian and other foreign corporations and Canadian and other foreign counterparts of U.S. corporations and europaper, which is U.S. dollar denominated commercial paper of a foreign issuer.

  The Balanced Fund will purchase only those securities which are considered to be investment grade or better (within the four highest rating categories of S&P or Moody's or, if unrated, of comparable quality). Obligations rated "Baa" by Moody's lack outstanding investment characteristics and have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of obligations rated "BBB" by S&P to pay interest and repay principal than in the case of higher grade obligations. After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the Fund to sell such security. However, the Advisor will reassess promptly whether the security represents minimal credit risk and determine if continuing to hold the security is in the best interests of the Fund. To the extent that the ratings given by Moody's or S&P or another nationally recognized statistical ratings organization for securities may change as a result of changes in the ratings systems or because of corporate reorganization of such rating organizations the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objective and policies of the Fund. Descriptions of each rating category are included as Appendix A to the Statement of Additional Information.

  In addition, debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. The market value of the Balanced Fund's investments will change in response to changes in interest rates and the relative financial strength of each issuer. During periods of falling interest rates, the values of long-term fixed income securities generally rise. Conversely, during periods of rising interest rates the values of such securities generally decline. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisitions will not affect cash income from such securities but will be reflected in the Balanced Fund's net asset value.

  The Balanced Fund may also purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

  Asset-Backed Securities. The Balanced Fund may purchase investment grade asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current market rates and current conditions in the relevant housing markets. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by the Balanced Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid.

Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent that the Balanced Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Balanced Fund's principal investment to the extent of premium paid.

  Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PAC") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. The Balanced Fund will not purchase residual CMO interests, which normally exhibit the greatest price volatility.

  U.S. Government Obligations. The Funds may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

  Stripped Securities. The Balanced Fund may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATS) and also may purchase Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their "face value" and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

  Borrowing. The Funds are authorized to borrow money in amounts up to 5% of the value of each Fund's total assets at the time of such borrowing for temporary purposes. However, a Fund is authorized to borrow money in amounts up to 33 1/3% of its assets, as permitted by the 1940 Act, for the purpose of meeting redemption requests. Borrowing by a Fund creates an opportunity for greater total return but, at the same time, increases exposure to capital risk. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. However, a Fund will not purchase portfolio securities while borrowings exceed 5% of a Fund's total assets. For more detailed information with respect to the risks associated with borrowing, see the heading "Borrowing" in the Statement of Additional Information.

  Lending of Portfolio Securities. To enhance the return of each of their respective portfolios, each Fund may lend securities in their portfolios representing up to 25% of their total assets, taken at market value, to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible delay in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

  Portfolio Transactions and Turnover. All orders for the purchase or sale of securities on behalf of a Fund are placed by the Advisor with broker/dealers that the Advisor selects. A high portfolio turnover rate involves larger brokerage commission expenses or transaction costs which must be borne directly by a Fund, and may result in the realization of short-term capital gains which are taxable to shareholders as ordinary income. The Advisor will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with a Fund's objective and policies. It is anticipated that the portfolio turnover rate of each of the Small-Cap Value Fund, Micro-Cap Equity Fund and Equity Selection Fund will not exceed 100%. See "Financial Highlights" for the portfolio turnover rate of each of the Funds other than the Equity Selection Fund, Micro-Cap Equity Fund and Small-Cap Value Fund.,

  Industry Concentration. Because the Real Estate Equity Investment Fund invests primarily in the real estate industry, it could conceivably own real estate directly as a result of a default on debt securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership, as well as indirect ownership, of real estate. These risks include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increase in interest rates. If the Fund has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. See "Tax Status" in the Statement of Additional Information. Because the Fund may invest more than 25% of its total assets in any one sector of the real estate or real estate related industries, it may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

  In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trust, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, may not be diversified and are subject to the risk of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to real estate investment trusts under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. Real estate investment trusts may be subject to interest rate risks similar to fixed income securities. In general, fixed income security prices vary inversely with interest rates (when interest rates rise, prices fall; and, conversely, when interest rates fall, prices rise). Additionally, while the Fund intends to primarily purchase publicly traded real estate investment trusts, some real estate investment trusts may be subject to lower market liquidity due to their small size. This may impact the Fund's ability to sell the securities, or the price at which such securities may be sold. Changes in prevailing interest rates may adversely affect the value of the debt securities in which the Fund will invest. By investing in real estate investment trusts indirectly through the Fund, a shareholder will bear not only his or her proportionate share of expenses of the Fund, but also, indirectly, similar expenses of the real estate investment trusts.

                            INVESTMENT LIMITATIONS

  Except for the Multi-Season Growth and Real Estate Equity Investment Funds' investment objectives, the investment objectives and policies stated above may be changed by the Company's Board of Trustees or Munder's Board of Directors, where applicable, without approval by a majority of a Fund's outstanding shares. However, shareholders will be notified in writing at least thirty days in advance of any material change, except where advance notice is not required. No assurance can be given that a Fund will achieve its investment objective.

  Each Fund has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Fund" (as defined in the Statement of Additional Information). These restrictions are set forth in the Statement of Additional Information.

                            HOW TO PURCHASE SHARES

  Each of the Funds offers individual investors three methods of purchasing shares, thus enabling investors to choose the Class that best suits their needs given the amount of purchase and intended duration of investment.

  Shares of each Fund are sold on a continuous basis and may be purchased on any day the New York Stock Exchange is open for business (a "Business Day") through authorized investment dealers or directly from the Distributor or the Transfer Agent. Only the Distributor and investment dealers which have a sales agreement with the Distributor are authorized to sell shares of the Funds. The Distributor is a registered broker/dealer with principal offices at 60 State Street, Boston, Massachusetts 02109.

  Shares will be credited to a shareholder's account at the public offering price next computed after an order is received by the Distributor or a dealer, less any applicable initial sales charges. The issuance of shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. The Funds' management reserves the right to reject any purchase order if, in its opinion, it is in the Funds' best interest to do so and to suspend the offering of shares of any class for any period of time.

  The minimum initial investment for Class A, Class B and Class C Shares is $1,000 and subsequent investments must be at least $50. Purchases in excess of $250,000 must be for Class A Shares or Class C Shares.

DIFFERENCES AMONG THE CLASSES

  The primary distinctions among the Classes of a Fund's Shares are in their sales charge structures and ongoing expenses, as summarized in the table below. Each Class has distinct advantages and disadvantages for different investors, and investors may choose the Class that best suits their circumstances and objectives.

                                    ANNUAL 12B-1 FEES (AS A %
                                    OF AVERAGE DAILY NET
         SALES CHARGE               ASSETS)                    OTHER INFORMATION
         ------------               -------------------------  -----------------
Class A  Maximum initial sales      Service fee of 0.25%       Initial sales charge
         charge of                  (0.10% for the Index 500   waived or
         5.5% of the public offer-  Fund)                      reduced for certain pur-
         ing price                                             chases
         (2.5% for the Index 500
         Fund)
Class B  Maximum CDSC of 5% of      Service fee of 0.25%       CDSC charge waived for
         redemption proceeds (3%    (0.10% for the Index 500   certain redemptions,
         for                        Fund); distribution fee of shares convert to Class A
         the Index 500 Fund); de-   0.75%                      Shares approximately six
         clines                     (0.35% for the Index 500   years after issuance,
         to zero after six years    Fund)                      subject to receipt of
                                                               certain tax rulings or
                                                               opinions
Class C  Maximum CDSC of 1% of      Service fee of 0.25%;      Shares do not convert to
         redemption proceeds for    distribution fee of        another class
         redemptions made within    0.75%
         the
         first year after purchase

FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES

  In deciding which class of shares to purchase, investors should consider the cost of sales charges together with the cost of the ongoing annual expenses described below, as well as any other relevant facts and circumstances:

 Sales Charges

  Class A Shares of the Funds, other than the Index 500 Fund, are sold at net asset value plus an initial sales charge of up to 5.5% of the public offering price. Class A Shares of the Index 500 Fund are sold at net asset value plus an initial sales charge of up to 2.5% of the public offering price. Because of this initial sales charge, not all of a Class A shareholder's purchase price is invested in the Fund. Class A Shares of the Funds, other than the Index 500 Fund, sold pursuant to a complete waiver of the initial sales charge applicable to large purchases are subject to a 1% (up to 0.20% for the Index 500 Fund) contingent deferred sales charge if redeemed within one year of the date of purchase.

  Class B Shares of the Funds, other than the Index 500 Fund, are sold with no initial sales charge, but a contingent deferred sales charge of up to 5% of the redemption proceeds applies to redemptions made within six years of purchase. Class B Shares of the Index 500 Fund are sold with no initial sales charge, but a contingent deferred sales charge of up to 3% of the redemption proceeds applies to redemptions made within six years of purchase. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares." Class B Shares are subject to higher ongoing expenses than Class A Shares, but automatically convert to Class A Shares approximately six years after issuance subject to receipt of certain tax rulings and opinions.

  Class C Shares are sold without an initial sales charge or a contingent deferred sales charge, except for a contingent deferred sales charge of 1% (0.20% for the Index 500 Fund) applicable to redemptions made within the first year after investing. Thus, the entire amount of a Class B or C shareholder's purchase price is immediately invested in the Fund.

 Waiver and Reductions of Class A Sales Charges

  Class A share purchases of $25,000 or more ($100,000 or more for the Index 500 Fund) may be made at a reduced sales charge. In considering the combined cost of sales charges and ongoing annual expenses, investors should take into account any applicable reduced sales charges on Class A Shares. In addition, the entire initial sales charge on Class A Shares is waived for certain eligible purchasers. See "Initial Sales Charge--Class A Shares" and "Sales Charge Waivers--Class A Shares." Because Class A Shares bear lower ongoing annual expenses than Class B Shares or Class C Shares, investors eligible for complete initial sales charge waivers should purchase Class A Shares.

 Ongoing Annual Expenses

  Classes A, B and C Shares pay an annual Rule 12b-1 service fee of up to 0.25% of average daily net assets. Classes B and C Shares pay an annual Rule 12b-1 distribution fee of up to 0.75% of average daily net assets. An investor should consider both ongoing annual expenses and initial or contingent deferred sales charges in estimating the costs of investing in the respective classes of Fund shares over various time periods.

  For example, assuming a constant net asset value, the cumulative distribution fee on the Class C Shares would approximate the expense of the 5.5% maximum initial sales charge on the Class A Shares of the Funds (other than the Index 500 Fund) if the shares were held for approximately 7 1/2 years. Because Class B Shares convert to Class A Shares (which do not bear the expense of ongoing distribution fees) approximately six years after purchase (subject to receipt of certain tax rulings or opinions), an investor expecting to hold shares of a Fund (other than the Index 500 Fund) for longer than six years would generally pay lower cumulative expenses by purchasing Class B Shares than by purchasing Class C Shares. An investor expecting to hold shares of a Fund (other than the Index 500 Fund) for less than six years would generally pay lower cumulative expenses by purchasing Class C Shares than by purchasing Class A Shares, and due to the contingent deferred sales charges that would become payable on redemption of Class B Shares, such an investor would generally pay lower cumulative expenses by purchasing Class C Shares than by purchasing Class B Shares. An investor who qualifies for a reduction or waiver of the initial sales charge on Class A Shares may pay lower cumulative expenses by purchasing Class A Shares than by purchasing Class B or Class C Shares.

  The foregoing examples do not reflect, among other variables, the cost or benefit of bearing sales charges or distribution fees at the time of purchase, upon redemption or over time, nor can they reflect fluctuations in the net asset value of Fund shares, which will affect the actual amount of expenses paid. Expenses borne by classes may differ slightly because of the allocation of other class-specific expenses, such as transfer agency fees, printing and postage expenses related to shareholder reports, prospectuses and proxies, and securities registration fees. The example set forth above under "Fund Expenses" shows the cumulative expenses an investor would pay over periods of one, three, five and ten years on a hypothetical investment in each class of Fund shares, assuming an annual return of 5%.

 Other Information

  Dealers may receive different levels of compensation for selling one particular class of Fund shares rather than another. Investors should understand that distribution fees and initial and contingent deferred sales charges all are intended to compensate the Distributor, principal underwriter of the Fund's shares, for distribution services.

  An account may be opened by mailing a check or other negotiable bank draft (payable to The Munder Funds) for $1,000 or more for Class A, Class B or Class C Shares with a completed and signed Account Application Form to The Munder Funds, c/o First Data, P.O. Box 5130, Westborough, Massachusetts 01581-5130. An Account Application Form may be obtained by calling (800) 438-5789. All such investments are made at the public offering price of Fund shares next computed following receipt of payment by the Transfer Agent. The public offering price for the shares is the per share net asset value (see "Net Asset Value") next determined after receipt of the order by the dealer, plus any applicable initial sales charge for Class A Shares. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Transfer Agent to the shareholder's address of record. When placing purchase orders, investors should specify the class of shares being purchased. All share purchase orders that fail to specify a class will automatically be invested in Class A Shares.

  The completed investment application must indicate a certified valid taxpayer identification number. Failure to provide a certified taxpayer identification number may result in backup withholding at the rate of 31%. Additionally, investors may be subject to penalties if they falsify information with respect to their taxpayer identification numbers.

  In addition, investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of a Fund by requesting their bank to transmit funds by wire to Boston Safe Deposit and Trust Company, Boston, MA, ABA #011001234, DDA #16-798-3, Fund Name, Shareholder Account Number, Account of (Registered Shareholder). Before wiring any funds, an investor must contact the Fund by calling (800) 438-5789 to confirm the wire instructions. The investor's name, account number, taxpayer identification or social security number, and address must be specified in the wire. In addition, an Account Application Form containing the investor's taxpayer identification number should be forwarded within seven days of purchase to The Munder Funds, c/o First Data, P.O. Box 5130, Westborough, Massachusetts 01581-5130.

  Additional investments may be made at any time through the wire procedures described above, which must include the investor's name and account number. The investor's bank may impose a fee for investments by wire.

AUTOMATIC INVESTMENT PLAN ("AIP")

  An investor in Shares of any Fund may arrange for periodic investments in that Fund through automatic deductions from a checking or savings account by completing the AIP Application Form or by calling the Fund at (800) 438-5789. The minimum pre-authorized investment amount is $50. Such a plan is voluntary and may be discontinued by the shareholder at any time or by the Company on 30 days' written notice to the shareholder.

  See the Statement of Additional Information for further information regarding purchases of the Funds' Shares.

REINVESTMENT PRIVILEGE

  Upon redemption of Class A, B or C Shares of a Fund (or Class A, B or C Shares of another non-money market fund of the Company or Munder), a shareholder has an annual right, to be exercised within 60 days of redemption, to reinvest the redemption proceeds in shares of the same Class of the same Fund without any sales charges. The Transfer Agent must be notified in writing by the purchaser, or by his or her broker, at the time the purchase is made of the reinvestment in order to eliminate a sales charge.

  See the Statement of Additional Information for further information regarding purchases of the Funds' Shares.

INITIAL SALES CHARGE--CLASS A SHARES

  The public offering price of Class A Shares is the next determined net asset value, plus any applicable sales charge, which will vary with the size of the purchase as shown in the following tables:

 INITIAL SALES CHARGE SCHEDULE--CLASS A SHARES (OTHER THAN THE INDEX 500 FUND)

                                         SALES CHARGE        DISCOUNT TO
                                      AS A PERCENTAGE OF       SELECTED
                                  --------------------------  DEALERS AS
                                              NET AMOUNT     A PERCENTAGE
                                  OFFERING     INVESTED      OF OFFERING
     AMOUNT OF PURCHASE            PRICE   (NET ASSET VALUE)    PRICE
     ------------------           -------- ----------------- ------------
Less than $25,000................  5.50%         5.82%             5.00%
$25,000 but less than $50,000....  5.25%         5.54%             4.75%
$50,000 but less than $100,000...  4.50%         4.71%             4.00%
$100,000 but less than $250,000..  3.50%         3.63%             3.25%
$250,000 but less than $500,000..  2.50%         2.56%             2.25%
$500,000 but less than
 $1,000,000......................  1.50%         1.52%             1.25%
$1,000,000 or more...............  None*         None*        (see below)**

--------
*No initial sales charge applies on investments of $1 million or more, but a CDSC of 1% is imposed on certain redemptions within one year of purchase. Class A Shares of the Munder Funds purchased on or before June 27, 1995 are subject to a different CDSC. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class A and Class C Shares."
**A 1% commission will be paid by the Distributor to dealers who initiate and are responsible for purchases of $1 million or more.

      INITIAL SALES CHARGE SCHEDULE--CLASS A SHARES OF THE INDEX 500 FUND

                                             SALES CHARGE AS A      DISCOUNT TO
                                               PERCENTAGE OF          SELECTED
                                         --------------------------  DEALERS AS
                                                     NET AMOUNT     A PERCENTAGE
                                         OFFERING     INVESTED      OF OFFERING
           AMOUNT OF PURCHASE             PRICE   (NET ASSET VALUE)    PRICE
           ------------------            -------- ----------------- ------------
Less than $100,000......................  2.50%         2.56%          2.25%
$100,000 but less than $250,000.........  2.00%         2.04%          1.75%
$250,000 but less than $500,000.........  1.50%         1.52%          1.25%
$500,000 but less than $1,000,000.......  None*         None*          0.20%
$1,000,000 but less than $3,000,000.....  None*         None*          0.15%
$3,000,000 or more......................  None*         None*          0.10%

--------
*There is no initial sales charge on purchases of $500,000 or more of Class A
  Shares of the Index 500 Fund; however, a CDSC in the amount of the Discount to Selected Dealers shown above will be imposed on the lower of original purchase price or the net asset value of the shares at the time of redemption if such shares are redeemed within one year after the date of purchase.

  The Distributor will pay the appropriate Dealers' Reallowance to brokers purchasing Class A Shares. From time to time, the Distributor may reallow to brokers the full amount of the sales charge on Class A Shares. To the extent the Distributor reallows more than 90% of the sales charge to brokers, such brokers may be deemed to be underwriters under Securities Act of 1933. In addition to the Dealers' Reallowance, the Distributor will, from time to time, at its expense or as an expense for which it may be reimbursed under the Class B Plan or Class C Plan described below, pay a bonus or other consideration or incentive (which may be in the form of merchandise or trips) to brokers or institutions which sell a minimum dollar amount of shares of a Fund during a specified period of time. Dealers may receive compensation from the Distributor on sales made without a sales charge.

SALES CHARGE WAIVERS--CLASS A SHARES

  Upon notice to the Transfer Agent at the time of purchase, the initial sales charge will be waived on sales of Class A Shares to the following types of purchasers: (1) individuals with an investment account or relationship with the Advisor; (2) full-time employees and retired employees of the Advisor, employees of the Fund's Administrator, Distributor and Custodian, and immediate family members of such persons; (3) registered broker-dealers that have entered into selling agreements with the Distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives or full-time employees (and their families) that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families); (4) certain qualified employee benefit plans as defined below; and (5) financial institutions, financial planners or employee benefit plan consultants acting for the accounts of their clients.

QUALIFIED EMPLOYER SPONSORED RETIREMENT PLANS

 Class A Shares (other than the Index 500 Fund)

  Upon notice to the Transfer Agent at the time of purchase, the initial sales charge will be waived on purchases by employer sponsored retirement plans that are qualified under Section 401(a) of the Code including: 401(k) plans, defined benefit pension plans, profit-sharing pension plans, money-purchase pension plans, and Section 457 deferred compensation plans and Section 403(b) plans (each a "Qualified Employee Benefit Plan") that (1) invest $1,000,000 or more in Class A Shares of investment portfolios offered by the Company (other than the Index 500 Fund) or Munder or (2) have at least 75 eligible plan participants. In addition, the CDSC of 1% imposed on certain redemptions within one year of purchase will be waived for Qualified Employee Benefit Plan purchases that meet the above criteria. A 1% commission will be paid by the Distributor to dealers who initiate and are responsible for Qualified Employee Benefit Plan purchases that meet the above criteria. For purposes of the foregoing sales charge waiver, Simplified Employee Pension Plans ("SEPs") and Individual Retirement Accounts ("IRAs") are not considered to be Qualified Employee Benefit Plans.

 Class A Shares of the Index 500 Fund

  The initial sales charge will be waived for all investments by Qualified Employee Benefit Plans in Class A Shares of the Index 500 Fund. In addition, the CDSC of up to .20% imposed on certain redemptions within one year of purchase will be waived for Qualified Employee Benefit Plan purchases of Class A Shares of the Index 500 Fund. The Distributor will pay the following commissions to dealers who initiate and are responsible for Qualified Employee Benefit Plan purchases of Class A Shares of the Index 500 Fund:

                                                  DISCOUNT TO SELECTED DEALER
              AMOUNT OF PURCHASE               AS A PERCENTAGE OF OFFERING PRICE
              ------------------               ---------------------------------
Less than $500,000............................               0.25%
$500,000 but less than $1,000,000.............               0.20%
$1,000,000 but less than $3,000,000...........               0.15%
$3,000,000 or more............................               0.10%

  Sales charges will be waived for individuals who purchase Class A Shares with the proceeds of distributions from qualified retirement plans for which the Advisor serves as investment advisor. Sales charges will be waived for individuals who purchase Class A Shares with the proceeds of redemptions of Class Y Shares of the Funds of the Company or Munder if the proceeds are invested within 60 days of redemption. See "Other Information--Description of Shares."

  If an investor intends to purchase over the next 13 months at least $25,000 of Class A Shares of the Funds other than the Index 500 Fund or $100,000 of Class A Shares of the Index 500 Fund, the sales charge may be reduced by completing the Letter of Intent portion of the Account Application Form or the applicable form from the investor's broker. The Letter of Intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period. In addition, pursuant to a Letter of Intent, the Custodian will hold in escrow the difference between the sales charge applicable to the amount initially purchased and the sales charge paid at the time of the investment which is based on the amount covered by the Letter of Intent. The amount held in escrow will be applied to the investor's account at the end of the 13-month period unless the amount specified in the Letter of Intent is not purchased.

  The Letter of Intent will not obligate the investor to purchase shares, but if he or she does, each purchase made during the period will be at the sales charge applicable to the total amount intended to be purchased. The letter may be dated as of a prior date to include any purchase made within the past 90 days. The Letter of Intent will apply only to Class A Shares of the Funds or other non-money market funds of the Company or Munder. The value of Class B or Class C Shares of any fund of the Company or Munder will not be counted toward the fulfillment of a Letter of Intent.

  As shown in the tables under "Initial Sales Charge Schedule--Class A Shares," larger purchases may reduce the sales charge paid. Upon notice to the investor's broker or the Transfer Agent, purchases of Class A Shares that are made by the investor, his or her spouse, his or her children under age 21 and his or her IRA will be combined when calculating the sales charge. The value of Class B or Class C Shares of any fund of the Company or Munder will not be counted toward the foregoing Quantity Discounts.

  An investor who has previously purchased Class A Shares of a non-money market fund of the Company or Munder upon which a sales charge has already been paid may upon request aggregate investments in such shares with current purchases to determine the applicable sales charge for current purchases. An investor's aggregate investment is the total value (based upon the greater of current net asset value or the public offering price originally paid, if provided at the time of purchase) of: (a) current purchases, and (b) shares that are beneficially owned by the investor for which a sales charge has already been paid. Similarly, with respect to each subsequent investment, all Class A Shares of a non-money market fund of the Company or Munder upon which a sales charge has already been paid that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

OTHER

  Some or all of the services and privileges described herein may not be available to certain customers of a broker, and a broker may impose conditions on its customers which are different from those described in this Prospectus. Investors should consult their brokers in this regard.

  Pursuant to the Funds' Variable Pricing System, each Fund issues two additional classes of shares, Class K and Class Y Shares in addition to the classes described in this Prospectus. Class K and Class Y Shares have different sales charges and expense levels, which may affect performance. Investors may call (800) 438-5789 to obtain more information concerning Class K and Class Y Shares. When placing purchase orders, investors should specify the class of shares being purchased. All share purchase orders that fail to specify a class will automatically be invested in Class A Shares.

                             HOW TO REDEEM SHARES

  Generally, shareholders may require a Fund to redeem their shares by sending a written request, signed by the record owner(s), to The Munder Funds, c/o First Data, P.O. Box 5130, Westborough, Massachusetts 01581-5130.

SIGNATURE GUARANTEE

  If the proceeds of the redemption are greater than $50,000, or are to be paid to someone other than the registered holder, or to other than the shareholder's address of record, or if the shares are to be transferred, the owner's signature must be guaranteed by a commercial bank, trust company, savings association or credit union as defined by the Federal Deposit Insurance Act, or by a securities firm having membership on a recognized national securities exchange. If the proceeds of the redemption are less then $50,000, no signature guarantees are required for shares for which certificates have not been issued when an application is on file with the Transfer Agent and payment is to be made to the shareholder of record at the shareholder's address of record. The redemption price shall be the net asset value per share next computed after receipt of the redemption request in proper order. See "Net Asset Value." Redemption proceeds will be reduced by the amount of any CDSC (see below).

EXPEDITED REDEMPTION

  In addition, a shareholder redeeming at least $1,000 of shares and who has authorized expedited redemption on the application form filed with the Transfer Agent may, at the time of such redemption, request that funds be mailed to the commercial bank or registered broker-dealer previously designated on the application form by telephoning the Fund at (800) 438-5789 prior to 4:00 p.m. New York City time. Redemption proceeds will be sent on the next business day following receipt of the telephone redemption request. If a shareholder seeks to use an expedited method of redemption of shares recently purchased by check, the Fund may withhold the redemption proceeds until it is reasonably assured of the collection of the check representing the purchase, which may take up to 15 days.

  The Company, Munder, the Distributor and the Transfer Agent reserve the right at any time to suspend or terminate the expedited redemption procedure or to impose a fee for this service. During periods of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone redemptions. The Transfer Agent has instituted procedures that it believes are reasonably designed to insure that redemption instructions communicated by telephone are genuine, and could be liable for losses caused by unauthorized or fraudulent instructions in the absence of such procedures. The procedures currently include a recorded verification of the shareholder's name, social security number and account number, followed by the mailing of a statement confirming the transaction, which is sent to the address of record. If these procedures are followed, neither the Company, Munder, the Distributor nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone redemptions effected upon instructions believed by them to be genuine. Redemption proceeds will be mailed/wired only according to the previously established instructions.

  The Funds ordinarily will make payment for all Shares redeemed within seven business days after the receipt of the redemption request by the Transfer Agent in proper form, however the right of redemption and payment of redemption proceeds are subject to suspension for any period during which the New York Stock Exchange is closed, or when trading on the New York Stock Exchange is restricted as determined by the SEC; during any period when an emergency, as defined by the rules and regulations of the SEC, exists; or during any period when the SEC has by order permitted such suspension. The Fund will not mail redemption proceeds until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can be as long as 15 days.

  There is no minimum requirement for telephone redemptions paid by check. However the Transfer Agent may deduct its current wire fee from the principal in the shareholders account for wire redemptions under $5,000. As of the date of this Prospectus this fee was $7.50 for each wire redemption. There is no charge for wire redemptions of $5,000 or more.

  The value of shares on repurchase may be more or less than the investor's cost depending upon the market value of the Fund's portfolio securities at the time of redemption. No redemption fee is charged for the redemption of shares but a contingent deferred sales charge is imposed on certain redemptions of Class A, Class B and Class C Shares as described below.

INVOLUNTARY REDEMPTION

  The Funds may involuntarily redeem an investor's shares if the net asset value of such shares is less than $500; provided that involuntary redemptions will not result from fluctuations in the value of an investor's shares. An investor may be notified that the value of the investor's account is less than $500, in which case the investor would be allowed 60 days to make an additional investment before the redemption is processed.

AUTOMATIC WITHDRAWAL PLAN ("AWP")

  The Funds offer an Automatic Withdrawal Plan which may be used by holders of Class A, Class B and Class C Shares who wish to receive regular distributions from their accounts. Upon commencement of the AWP, the account must have a current value of $2,500 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more on a monthly, quarterly, semi-annual, or annual basis. Automatic withdrawals are normally processed on the 20th day of the applicable month or, if such day is not a day the New York Stock Exchange is open for business, on the next business day, and are paid promptly thereafter. An investor may utilize the AWP by completing the AWP Application Form available through the Transfer Agent.

  Shareholders should realize that if withdrawals exceed capital appreciation and/or income dividends their invested principal in the account will be depleted. Thus, depending upon the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the AWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the AWP at any time, upon written notice to the Transfer Agent. Purchases of additional Class A Shares of the Funds concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved, and, therefore, is discouraged. Class B and Class C Shares, if any, that are redeemed in connection with the AWP are still subject to the applicable CDSC.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

  Class B Shares that are redeemed within six years of purchase will be subject to a CDSC as set forth below. A CDSC payable to the Distributor is imposed on any redemption of shares that causes the current value of a shareholder's account to fall below the dollar amount of all payments by the shareholder for the purchase of shares during the preceding six years.

  The CDSC will be waived for certain exchanges as described below. In addition, Class B Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents (1) reinvestment of dividends or capital gains distributions, (2) shares held more than six years, or (3) capital appreciation of shares redeemed. In determining the applicability and rate of any CDSC, it will be assumed that a redemption of Class B Shares is made first of shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then of remaining shares held by the shareholders for the longest period of time. The purchase payment from which a redemption is made is assumed to be the earliest purchase payment from which a full redemption has not already been effected. The holding period of Class B Shares of a Fund acquired through an exchange of Class B Shares of the Munder Money Market Fund (which are available only by exchange of Class B Shares of the Fund) will be calculated from the date that the Class B Shares were initially purchased.

  For Class B Shares purchased after June 27, 1995, the amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of shares subject to the charge at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the tables below:

            CLASS B SHARES OF FUNDS (OTHER THAN THE INDEX 500 FUND)

                                                CONTINGENT DEFERRED SALES CHARGE
                                                AS A PERCENTAGE OF THE LESSER OF
                                                NET ASSET VALUE AT REDEMPTION OR
YEAR SINCE PURCHASE                               THE ORIGINAL PURCHASE PRICE
-------------------                             --------------------------------
First..........................................              5.00%
Second.........................................              4.00%
Third..........................................              3.00%
Fourth.........................................              3.00%
Fifth..........................................              2.00%
Sixth..........................................              1.00%
Seventh........................................              0.00%

                     CLASS B SHARES OF THE INDEX 500 FUND

                                                CONTINGENT DEFERRED SALES CHARGE
                                                AS A PERCENTAGE OF THE LESSER OF
                                                NET ASSET VALUE AT REDEMPTION OR
YEAR SINCE PURCHASE                               THE ORIGINAL PURCHASE PRICE
-------------------                             --------------------------------
First..........................................              3.00%
Second.........................................              2.50%
Third..........................................              2.00%
Fourth.........................................              1.50%
Fifth..........................................              1.00%
Sixth..........................................              0.50%
Seventh........................................              0.00%

  For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares. The amount of any CDSC will be paid to the Distributor.

  The Distributor will pay a commission of 4.0% of the net asset value of Class B Shares of Funds (other than the Index 500 Fund) and 2.0% of the net asset value of Class B Shares of the Index 500 Fund to brokers that initiate and are responsible for purchases of such Class B Shares of the Funds.

  Class B Shares of the Munder Funds purchased on or before June 27, 1995 will be subject to a CDSC calculated by multiplying the net asset value of shares subject to the CDSC at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:

                                               CONTINGENT DEFERRED SALES CHARGE
                                               AS A PERCENTAGE OFTHE LESSER OF
                                               NET ASSET VALUE AT REDEMPTION OR
 REDEMPTION DURING                               THE ORIGINAL PURCHASE PRICE
 -----------------                             --------------------------------
1st Year Since Purchase.......................              4.00%
2nd Year Since Purchase.......................              4.00%
3rd Year Since Purchase.......................              3.00%
4th Year Since Purchase.......................              3.00%
5th Year Since Purchase.......................              2.00%
6th Year Since Purchase.......................              1.00%

  Class B Shares of a Munder Fund purchased on or before June 27, 1995 that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (1) reinvestment of dividends or distributions or (2) shares redeemed at the end of six years or more after their purchase. Class B Shares of the Munder Funds purchased on or before June 27, 1995 will convert to Class A Shares of a Fund at the end of six years after the date of purchase based on the relative net asset values of shares of each Class. Class B Shares of the Munder Funds acquired through the reinvestment of dividends or distributions are also converted at the earlier of these dates--six years after the reinvestment date or the date of conversion of the most recently purchased Class B Shares that were not acquired through reinvestment.

  The CDSC will be waived for certain exchanges, as described below. In addition, the CDSC payable with respect to Class B Shares of the Funds will be waived in the following circumstances: (1) total or partial redemptions made within one year following the death of a shareholder or registered joint owner; (2) minimum required distributions made in connection with an IRA or other retirement plan following attainment of age 70 1/2 and (3) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily. The CDSC will be waived with respect to Class B Shares of the Munder Funds purchased on or before June 27, 1995 in the following circumstances: (1) total or partial redemptions made within one year following the death or disability of a shareholder or registered joint owner; (2) minimum required distributions made in connection with an IRA or other retirement plan following attainment of age 59 1/2; and (3) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily.

  The CDSC will be waived on the following types of redemptions with respect to Class B Shares of the MFI Funds purchased on or before June 27, 1995: (1) redemptions by investors who have invested a lump sum amount of $1 million or more in the Fund; (2) redemptions by the officers, directors, and employees of the Advisor or the Distributor and such persons' immediate families; (3) dealers or brokers who have a sales agreement with the Distributor, for their own accounts, or for retirement plans for their employees or sold to registered representatives or full time employees (and their families) that certify to the Distributor at the time of purchase that such purchase is for their own account (or for the benefit of their families); (4) involuntary redemptions effected pursuant to the Fund's right to liquidate shareholder accounts having an aggregate net asset value of less than $500; and (5) redemptions the proceeds of which are reinvested in the Fund within 90 days of the redemption.

CONTINGENT DEFERRED SALES CHARGE--CLASS A AND CLASS C SHARES

  In order to recover commissions paid to dealers on investments of $1 million or more in Class A Shares of the Funds, other than the Index 500 Fund, and on investments of $500,000 or more in Class A Shares of the Index 500 Fund and on investments in Class C Shares, a CDSC of 1% (up to .20% for the Index 500
Fund) applies to certain redemptions of such shares made within the first year after investing.

  No charge is imposed to the extent that the net asset value of the shares redeemed does not exceed (a) the current net asset value of shares purchased through reinvestment of dividends or capital gain distributions plus (b) the current net asset value of shares purchased more than one year prior to the redemption, plus (c) increases in the net asset value of the shareholder's shares above the purchase payments made during the preceding one year. The same waivers as are available with respect to the CDSC on Class B Shares also apply to the contingent deferred sales charge on Class A and Class C Shares.

  The holding period of Class A or Class C Shares of a Fund acquired through an exchange of the corresponding class of shares of the Munder Money Market Fund (which are available only by exchange of Class A or Class C Shares of the Fund, as the case may be) and the MFI Funds and non-money market funds of the Company will be calculated from the date that the Class A or Class C Shares of the Fund were initially purchased.

  See the Statement of Additional Information for further information regarding redemption of Fund shares.

  Class A Shares of the Munder Funds purchased on or before June 27, 1995 without a sales charge by reason of a purchase of $500,000 or more are subject to a CDSC of 1.00% of the lower of the original purchase price or the net asset value at the time of redemption if such shares are redeemed within two years of the date of purchase. Class A Shares of the Munder Funds purchased on or before June 27, 1995 that are redeemed will not be subject to the CDSC to the extent that the value of such shares represents: (1) reinvestment of dividends or other distributions; (2) Class A Shares redeemed more than two years after their purchase; (3) a minimum required distribution made in connection with IRA or other retirement plans following attainment of age 59 1/2; or (4) total or partial redemptions made within one year following the death or disability of a shareholder or registered joint owner.

  Class A Shares of the Funds, other than the Index 500 Fund, purchased for at least $1,000,000 without a sales charge may be exchanged for Class A Shares of another fund of the Company or Munder without the imposition of a CDSC, although the CDSC described above will apply to the redemption of the shares acquired through an exchange. Class A Shares of the Index 500 Fund purchased for at least $500,000 without a sales charge may be exchanged for Class A Shares of another Fund of the Company or Munder subject to any differential sales charges as applicable. The Index 500 Fund Class A Shares CDSC described above will apply to the redemption of the shares acquired through an exchange in the event that no sales charge differential is payable upon exchange.

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing all Class A Shares on which a front-end sales charge has been assessed; then of shares acquired pursuant to the reinvestment of dividends and distributions; and then of amounts representing the cost of shares purchased one year or more prior to the redemption. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to the Distributor.

                         CONVERSION OF CLASS B SHARES

  A shareholder's Class B Shares will automatically convert to Class A Shares in a Fund on the sixth anniversary of the issuance of the Class B Shares occurs, together with a pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares. The Class B Shares so converted will no longer be subject to the higher expenses borne by Class B Shares. The conversion will be effected at the relative net asset values per share of the two Classes. If a shareholder effects one or more exchanges among Class B Shares of the Fund, other funds of Munder or non-money market funds of the Company during the six-year period, the holding periods for the shares so exchanged will be counted toward the six-year period. Because the per share net asset value of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, a shareholder may receive fewer Class A Shares than the number of Class B Shares converted, although the dollar value will be the same. See "Net Asset Value."

OTHER

  Some or all of the services and privileges described herein may not be available to certain customers of a broker, and a broker may impose conditions on its customers which are different from those described in this Prospectus. Investors should consult their brokers in this regard.

                            HOW TO EXCHANGE SHARES

GENERAL

  Class A, Class B and Class C Shares of each Fund may be exchanged for shares of the same class of other funds of the Company and Munder, based on their respective net asset values, subject to any applicable sales charge differential.

  Class A Shares of a money market fund of the Company or Munder that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Company or Munder for which a sales charge was paid, can be exchanged for Class A Shares of a fund of the Company or Munder subject to differential sales charges as applicable.

  The exchange of Class B Shares of one fund of the Company or Munder for Class B Shares of another fund of the Company or Munder will not be subject to a CDSC. The exchange of Class C Shares of one fund of the Company or Munder for Class C Shares of another fund of the Company or Munder will not be subject to a CDSC. For purposes of computing the applicable CDSC, the length of time of ownership of the Class B or Class C Shares will be measured from the date of the original purchase and will not be affected by such exchanges.

  Any Share exchange must satisfy the requirements relating to the minimum initial investment in an investment portfolio of the Company or Munder, and the Shares involved must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a Share exchange is a taxable event and, accordingly, a taxable gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial advisor and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange, as set forth in the applicable prospectus. An investor who is considering an exchange may obtain a copy of the prospectus for any investment portfolio of the Company or Munder by contacting his or her broker or the Funds at (800) 438-5789. Certain brokers may charge a fee for handling exchanges.

  The Company and Munder reserve the right to modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required.

EXCHANGES BY TELEPHONE

  A shareholder may give exchange instructions to the shareholder's broker or by telephone to the Funds at (800) 438-5789. Telephone exchange privileges are not available to shareholders who have custody of their share certificates. The Funds reserve the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any Fund or its shareholders.

EXCHANGES BY MAIL

  Exchange orders may be sent by mail to the shareholder's broker or to the Transfer Agent at the address set forth in "Shareholder Account Information."

                          DIVIDENDS AND DISTRIBUTIONS

  Shareholders of each Fund are entitled to dividends and distributions from the net income and capital gains, if any, earned on investments held by the Fund. The net income of the Funds (other than the Equity Selection Fund, International Equity Fund, Micro-Cap Equity Fund, Mid-Cap Growth Fund, Multi-Season Growth Fund, Real Estate Equity Investment Fund, Small-Cap Value Fund and Value Fund), is declared quarterly as a dividend. Generally, dividends are paid within six business days after quarter-end. Dividends from net investment income, if any, are paid at least annually by the Equity Selection Fund, International Equity Fund, Micro-Cap Equity Fund, Mid-Cap Growth Fund, Multi-Season Growth Fund, Small-Cap Value Fund and Value Fund; and monthly by the Real Estate Equity Investment Fund.

  Each Fund's net realized capital gains (including net short-term capital gains), if any, are distributed at least annually. Dividends and other distributions paid by each Fund with respect to its Class A, Class B and Class C Shares are calculated at the same time.

  Dividends and capital gains are paid in the form of additional shares of the same Class of a Fund unless a shareholder requests that dividends and capital gains be paid in cash. In the absence of this request on the Account Application Form or in a subsequent request, each purchase of shares is made on the understanding that the Fund's Transfer Agent is automatically appointed to receive the dividends upon all shares in the shareholder's account and to reinvest them in full and fractional shares of the same Class of the same Fund at the net asset value in effect at the close of business on the reinvestment date. Dividends are automatically paid in cash (along with any redemption proceeds) not later than seven business days after a shareholder closes an account with a Fund.

  The per share dividends on Class B and Class C Shares of a Fund generally will be lower than the per share dividends on Class A Shares of that Fund as a result of the higher annual service and distribution fees applicable with respect to Class B and Class C Shares.

  Each Fund's expenses are deducted from the income of the Fund before dividends are declared and paid. These expenses include, but are not limited to, fees paid to the Advisor, Administrator, Custodian and Transfer Agent; fees and expenses of officers and Trustees/Directors; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and Trustees'/Directors' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of the Company that are not readily identifiable as belonging to a particular fund of the Company are allocated among all funds of the Company by or under the direction of the Board of Trustees in a manner that the Board determines to be fair and equitable. Any general expenses of Munder that are not readily identifiable as belonging to a particular fund of Munder are allocated among all funds of Munder by or under the direction of the Board of Directors in a manner that the Board determines to be fair and equitable. Except as noted in this Prospectus and the Statement of Additional Information, the Funds' service contractors bear expenses in connection with the performance of their services, and the Funds bear the expenses incurred in their operations. The Advisor, Administrator, Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

  Each Fund's net investment income available for distribution to the holders of Shares will be reduced by the amount of service and distribution fees payable under the Class A Plan, the Class B Plan and Class C Plan described below.

                                NET ASSET VALUE

  Net asset value for a particular Class of shares in a Fund is calculated by dividing the value of all securities and other assets belonging to the Fund allocable to that Class, less the liabilities charged to that Class, by the number of outstanding shares of that Class.

  The net asset value per share of the Funds for the purpose of pricing purchase and redemption orders is determined as of the close of regular trading on the New York Stock Exchange (currently 4:00 p.m., New York time) on each Business Day.

  With respect to the Funds, securities that are traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on such exchange or market as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on the date of valuation and securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Options will be valued at market value or fair value if no market exists. Futures contracts will be valued in like manner, except that open futures contract sales will be valued using the closing settlement price or, in the absence of such a price, the most recently quoted asked price. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mid-price between the current bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Boards of Trustees and Directors. Restricted securities and securities and assets for which market quotations are not readily available are valued at fair value by the Advisor under the supervision of the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

  The Funds do not accept purchase and redemption orders on days the New York Stock Exchange is closed. The New York Stock Exchange is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

  The different expenses borne by each Class of Shares will result in different net asset values and dividends. The per share net asset value of the Class B and Class C Shares of a Fund generally will be lower than that of the Class A Shares of that Fund because of the higher expenses borne by the Class B and Class C Shares.

                                  MANAGEMENT

BOARDS OF TRUSTEES AND DIRECTORS

  The Company and Munder are managed under the direction of their governing Boards of Trustees and Directors. The Statement of Additional Information contains the name and background information of each Trustee and Director.

INVESTMENT ADVISOR

  Munder Capital Management, a Delaware general partnership with its principal offices at 480 Pierce Street, Birmingham, Michigan 48009, serves as the Funds' investment advisor. The Advisor was formed in December, 1994. On February 1, 1995, the Advisor assumed the investment advisory duties with respect to the Funds previously performed by Woodbridge Capital Management, Inc. ("Woodbridge") and Old MCM, Inc. ("MCM"). The principal partners of the Advisor are MCM, Woodbridge and WAM Holdings, Inc. ("WAM"). MCM was founded in February, 1985 as a Delaware corporation and was a registered investment advisor. Woodbridge and WAM are indirect, wholly-owned subsidiaries of Comerica Incorporated. Mr. Lee P. Munder, the Advisor's chief executive officer, indirectly owns or controls a majority of the partnership interests in the Advisor. As of June 30, 1996, the Advisor and its affiliates had approximately $34 billion in assets under management, of which $17 billion were invested in equity securities, $6 billion were invested in money market or other short-term instruments, and $11 billion were invested in other fixed income securities.

  Subject to the supervision of the Board of Trustees of the Company and the Board of Directors of Munder, the Advisor provides overall investment management for each Fund, provides research and credit analysis, is responsible for all purchases and sales of portfolio securities, maintains books and records with respect to each Fund's securities transactions and provides periodic and special reports to the Board of Trustees and the Board of Directors as requested.

  The Portfolio Managers primarily responsible for the management of the investment selections of the portfolios of the Funds (other than the Index 500
Fund) together with information as to their principal business occupations during the past five years, are shown below.

  Leonard J. Barr II, CFA, Senior Vice President and Director of Research of the Advisor, has co-managed the Multi-Season Growth Fund since its inception in April, 1993 and has co-managed the Balanced Fund since February, 1995. From April 1988 to February, 1995, he was Vice President and Director of Research for MCM.

  Ann J. Conrad, CFA, Vice President and Director of Specialty Equity Products of the Advisor or Woodbridge since June, 1992, has managed the Accelerating Growth Fund since the Fund's inception in December, 1991, and has co-managed the Balanced Fund since the Fund's inception in March, 1993. From December 1965 to June, 1992, she was Director of Equity Strategy for Comerica Capital Management, Inc.

  Arnold Kent Douville, Senior Portfolio Manager of the Advisor, began his investment career as an associate in the Capital Markets group of the investment banking firm, Drexel Burnham Lambert. Mr. Douville joined MCM in 1989 and specializes in managing mid-cap growth portfolios for institutional clients. Mr. Douville has co-managed the Mid-Cap Growth Fund since its inception in August, 1995. Prior to beginning his investment career, Mr. Douville worked as a cost analyst for The Analytic Sciences Corporation
(TASC). Mr. Douville earned his B.S. degree in economics from the United States Air Force Academy and his M.B.A. from the University of Chicago Graduate School of Business.

  Otto Hinzmann, Jr., Vice President and Director of Equity Portfolio Management of the Advisor or MCM since January, 1987, has managed the Growth & Income Fund since February, 1995.

  Lee P. Munder, CFA, President and Chief Executive Officer of the Advisor or MCM since MCM's inception in 1985. Mr. Munder has co-managed the Multi-Season Growth Fund since its inception in April, 1993 and managed the Real Estate Equity Investment Fund from its inception to October 1996. Mr. Munder began his investment career in 1969 as Chief Trust Investment Officer for Security Bank and Trust of Southgate, Michigan. From 1973 to 1985 he served as portfolio manager at Loomis, Sayles & Co., Inc. serving in later years as Vice President and Senior Partner. In 1985, Mr. Munder left Loomis, Sayles & Co., Inc. and founded MCM.

  Todd B. Johnson, Chief Investment Officer of the Advisor, is currently the co-manager of the International Equity Fund (previously, from January, 1996 to October, 1996, was the portfolio manager) and the Index 500 Fund (previously, from July, 1992 to October, 1996, was the portfolio manager). Mr. Johnson previously served as a portfolio manager at Woodbridge Capital Management (June 1992 to December 1994) and Manufacturers Bank (June 1986 to June 1992). Mr. Johnson received a B.A. in Finance from Michigan State University and an M.B.A. from Wayne State University.

  Gerald Seizert, CFA, CIC, is Executive Vice President and Chief Investment Officer of all equity management at MCM and has managed the Value Fund since its inception in August, 1995 and the Small-Cap Value Fund upon commencement of operations. Prior to joining the Advisor in 1995, Mr. Seizert served as Director and Managing Partner of the Detroit office of Loomis, Sayles & Company, L.P. Before his 1984 affiliation with Loomis, he served as Vice President, Trust Investments for First of America Bank. Earlier, 1977-1979, Mr. Seizert served as a Credit Analyst at Bank One of Columbus, N.A. Mr. Seizert received his B.B.A. degree and an M.B.A from The University of Toledo and is a Chartered Financial Analyst and Chartered Investment Counselor.

  Kurt R. Stalzer, Senior Equity Fund Manager of the Advisor or Woodbridge since June, 1992, has managed the Small Company Growth Fund since April, 1992. Prior to June, 1992, he was a Portfolio Manager for the Trust Investment Department of Manufacturers Bank, N.A. (January 1981 to June 1992).

  Jeffrey A. Wrona, CFA, Senior Portfolio Manager of the Advisor, began his investment career as a Fixed Income Research Analyst for the investment banking firm, Drexel Burnham Lambert. Mr. Wrona joined MCM in 1990 and specializes in managing mid-cap growth portfolios for institutional clients. Mr. Wrona has co-managed the Mid-Cap Growth Fund since its inception in August, 1995. Prior to beginning his investment career, Mr. Wrona worked as a product design engineer for Ford Motor Company (September 1987 to August
1988). Mr. Wrona earned his B.S. degree in engineering from the University of Michigan and his M.B.A. from the University of Michigan Graduate School of Business.

  Edward Eberle, Value Portfolio Manager of the Advisor, has been co-manager of the Value Fund since October, 1996. Prior to being appointed co-manager, Mr. Eberle acted as the primary analyst for the Fund, assisting the manager with portfolio decisions. He is also a member of the Advisor's asset allocation team. Prior to joining the Advisor in 1995, Mr. Eberle served as Executive Vice President and Portfolio Manager for Westpointe Financial Corporation and as a member of the Board of Directors for Westpointe Capital Management and Dart Investors Bermuda Limited. Mr. Eberle received a B.A. in Finance from Michigan State University.

  Carl Wilk, Senior Portfolio Manager of the Advisor, has been co-manager of the Small Company Growth Fund since October, 1996. Prior to being appointed co-manager, Mr. Wilk acted as the primary analyst for the Fund assisting the manager with portfolio decisions. Prior to joining the Advisor in 1995, Mr. Wilk was a Senior Equity Research Analyst at Woodbridge. Prior responsibilities include experience as an Investment Analyst at Manufacturers Bank, N.A. from 1986 to 1992 for their core growth equity investment process. In addition, Mr. Wilk performed various financial positions in the banking and brokerage industry from 1984 to 1986. Mr. Wilk received a B.S. in Finance, M.B.A. from Wayne State University and is a Certified Financial Planner.

  Peter K. Hoglund, CFA, Portfolio Manager/Strategic Projects of the Advisor, has been manager of the Real Estate Equity Investment Fund since October, 1996. Prior to being appointed as manager, Mr. Hoglund acted as the primary analyst for this Fund, assisting the former manager with portfolio decisions. Prior to joining MCM in May, 1993, Mr. Hoglund was in the Investment Banking Division of Morgan Stanley & Co., Inc. (July, 1988 to July, 1990) where he was a financial analyst. Mr. Hoglund received both his B.A. and M.B.A. from the University of Michigan and is a Chartered Financial Analyst.

  Theodore Miller, Senior Portfolio Manager of the Advisor, has been co-manager of the International Equity Fund since October, 1996. Prior to being appointed co-manager, Mr. Miller acted as the primary analyst for the Fund, assisting the manager with portfolio decisions. Prior to joining the Advisor, Mr. Miller worked in Derivatives Marketing for Interacciones Global Inc (1993-
1995), in Equity Sales/Trader for McDonald & Co. Securities Inc. (1991-1993) and started his career in 1986 and was a derivative and equity transaction execution specialist with various New York investment banks. Mr. Miller received his B.S. from the University of Pittsburgh and his M.B.A. from Indiana University.

  Robert J. Samrah, Senior Portfolio Manager of the Advisor, has been co-manager of the Index 500 Fund since October, 1996. Prior to being appointed co-manager, Mr. Samrah assisted the manager with portfolio decisions. Prior to joining the Advisor, Mr. Samrah was an Asset/Liability Manager for First of America Bank Corporation (1993-1994), a Senior Consultant for Deloitte & Touche Management Consulting (1992-1993) and started his career in 1985 at GMAC as an Analyst. Mr. Samrah received his B.B.A. and M.B.A. from Wayne State University.

  Investment decisions for the Equity Selection Fund and the Micro-Cap Equity Fund will be made by a committee of Portfolio Managers who are employed by the Advisor.

  For the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from each Fund, computed daily and payable monthly on a separate Fund-by-Fund basis, at an annual rate of 1.00% of the first $500 million of average daily net assets and .75% of net assets in excess of $500 million of the Multi-Season Growth Fund; 1.00% of average daily net assets of the Micro-Cap Equity Fund; .75% of average daily net assets of each of the Accelerating Growth Fund, Equity Selection Fund, Growth & Income Fund, International Equity Fund, Small-Cap Value Fund, and Small Company Growth Fund; .74% of the average daily net assets of each of the Mid-Cap Growth Fund, Real Estate Equity Investment Fund and Value Fund; .65% of average daily net assets of the Balanced Fund; and .20% of the first $250 million of average daily net assets, .12% of the next $250 million of average daily net assets and .07% of average daily net assets in excess of $500 million of the Index 500 Fund.

  For the period July 1, 1995 to October 27, 1995, the Advisor received fees, after waivers, if any, at an effective rate of .75% of the average daily net assets of each of the Accelerating Growth Fund, Growth & Income Fund, International Equity Fund, and Small Company Growth Fund; .65% of the average daily net assets of the Balanced Fund; and .07% of the average daily net assets of the Index 500 Fund.

  For the period October 28, 1995 to June 30, 1996, the Advisor received fees, after waivers, if any, at an effective rate of .75% of the average daily net assets of the Accelerating Growth Fund, Growth & Income Fund, International Equity Fund, and Small Company Growth Fund; and .06% of the average daily net assets of the Index 500 Fund.

  For the fiscal year ended June 30, 1996 (and for the Mid-Cap Growth Fund and Value Fund for the period of commencement of operations to June 30, 1996) the Advisor received fees, after waivers, if any, at an effective rate of .75% of average daily net assets of the Multi-Season Growth Fund; .68% of average daily net assets of the

Real Estate Equity Investment Fund; .73% of average daily net assets of the Value Fund and .71% of average daily net assets of the Mid-Cap Growth Fund.

  The Equity Selection, Micro-Cap Equity and Small-Cap Value Funds had not commenced operations as of the date of this Prospectus.

  The Advisor expects to voluntarily waive a portion of the fees payable to it with respect to the Index 500 Fund and Multi-Season Growth Fund during the current fiscal year. However, the Advisor may discontinue such fee waiver at any time, in its sole discretion. The Advisor expects to receive, after waivers, an advisory fee at the annual rate of .07% and .75% of the average daily net assets of the Index 500 Fund and the Multi-Season Growth Fund, respectively, during the Company's and Munder's current fiscal year.

  The Adviser may, from time to time, make payments to banks, broker-dealers or other financial institutions for certain services to the Funds and/or their shareholders, including sub-administration, sub-transfer agency and shareholder servicing. Such payments are made out of the Advisor's own resources and do not involve additional costs to the Funds or their shareholders.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

  First Data Investor Services Group, Inc. ("First Data"), whose principal business address is 53 State Street, Boston, Massachusetts 02109 (the "Administrator"), serves as administrator for the Funds. First Data is a wholly-owned subsidiary of First Data Corporation. The Administrator generally assists the Company and Munder in all aspects of their administration and operations, including the maintenance of financial records and fund accounting.

  First Data also serves as the Funds' transfer agent and dividend disbursing agent ("Transfer Agent"). Shareholder inquiries may be directed to First Data at P.O. Box 5130, Westborough, Massachusetts 01581-5130.

  As compensation for its services, the Administrator and Transfer Agent are entitled to receive fees, based on the aggregate average daily net assets of the Funds and certain other investment portfolios that are advised by the Advisor for which they provide services, computed daily and payable monthly at the rates of: .12% of the first $2.8 billion of net assets, plus .105% of the next $2.2 billion of net assets, plus .10% of all net assets in excess of $5 billion with respect to the Administrator and .02% of the first $2.8 billion of net assets, plus .015% of the next $2.2 billion of net assets, plus .01% of all net assets in excess of $5 billion with respect to the Transfer Agent. Administration fees payable by the Funds and certain other investment portfolios advised by the Advisor are subject to a minimum annual fee of $1.2 million to be allocated among each series and class thereof. The Administrator and Transfer Agent are also entitled to reimbursement for out-of-pocket expenses. The Administrator has entered into a Sub-Administration Agreement with the Funds' Distributor under which the Distributor provides certain administrative services with respect to the Funds. The Administrator pays the Distributor a fee for these services out of its own resources at no cost to the Funds.

  Comerica Bank (the "Custodian"), whose principal business address is One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226, provides custodial services to the Funds. As compensation for its services, the Custodian is entitled to receive fees, based on the aggregate average daily net assets of the Funds and certain other investment portfolios that are advised by the Advisor for which the Custodian provides services computed daily and payable monthly at an annual rate of .03% of the first $100 million of average daily net assets, .02% of the next $500 million of net assets and
 .01% of net assets in excess of $600 million. The Custodian also receives certain transaction based fees. Because of the additional custody and accounting charges associated with investments in foreign securities, the International Equity Fund incurred additional custody and accounting fees during the Company's fiscal year ended June 30, 1996 equal to .033%.

  For an additional description of the services performed by the Administrator, Transfer Agent and Custodian, see the Statement of Additional Information.

DISTRIBUTION SERVICES ARRANGEMENT

  The Funds have adopted Distribution and Service Plans with respect to their Class A, Class B and Class C Shares, pursuant to which each Fund uses its assets to finance activities relating to the distribution of its shares to investors and the provision of certain shareholder services (collectively, the "Plans"). Under the Class A Plan, the

Distributor is paid a service fee at an annual rate of up to 0.25% of the value of average daily net assets of the Class A Shares. Under the Class B and Class C Plans, the Distributor is paid a service fee at an annual rate of 0.25%, and a distribution fee at an annual rate of up to 0.75% of the value of average daily net assets of the Class B and Class C Shares.

  Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds.

  The Class B and Class C Plans permit payments to be made by the Funds to the Distributor for expenditures incurred by it in connection with the distribution of Fund shares to investors and provision of certain shareholder services including but not limited to the payment of compensation, including incentive compensation to Service Organizations to obtain various distribution-related services for the Funds. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Funds. In addition, the Class B and Class C Plans authorize payments by the Funds of the cost of preparing, printing and distributing fund prospectuses and statements of additional information to prospective investors and of implementing and operating the Plans. Distribution expenses also include an allocation of overhead of the Distributor and accruals for interest on the amount of distribution expenses that exceed distribution fees and contingent deferred sales charges received by the Distributor.

  The Distributor expects to pay or arrange for payment of sales commissions to dealers authorized to sell Class B or Class C Shares, all or a part of which may be paid at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement pursuant to the Class B and Class C Plans. Because the payment of distribution and service fees with respect to Class B and Class C Shares is subject to the 1.00% limitation described above and will therefore be spread over a number of years, it may take the Distributor a number of years to recoup sales commissions paid by it to dealers and other distribution and service related expenses from the payments received by it from the Funds pursuant to the Plans.

  The Plans may be terminated at any time. The Plans provide that amounts paid as prescribed by the Plans at any time may not cause the limitation on such payments established by the Plans to be exceeded. The amount of daily compensation payable to the Distributor with respect to each day will be accrued each day as a liability of the Funds and will accordingly reduce each Fund's net assets upon such accrual.

  Payments under the Plans are not tied exclusively to the distribution and/or shareholder service expenses actually incurred by the Distributor and the payments may exceed distribution and/or service expenses actually incurred. The Company's and Munder's Boards of Trustees and Directors evaluates the appropriateness of the Plans and their payment terms on a continuous basis and in doing so will consider all relevant factors, including expenses incurred by the Distributor and the amount received under the Plans and the proceeds of the contingent deferred sales charges with respect to the Class B and Class C Shares.

                                     TAXES

  Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. Such qualification generally relieves a Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

  Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income for such year. In general, a Fund's investment company taxable income will be its taxable income (including dividends, interest, and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income each taxable year. Such distributions will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or qualified retirement plan are deferred under the Code if applicable requirements are met.) The dividends received deduction for corporations will apply to such distributions by the Funds to the extent of the total qualifying dividends received by the distributing Fund from domestic corporations for the taxable year and if other applicable tax requirements are met.

  Substantially all of each of the Funds' net realized long-term capital gains, if any, will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not currently exempt from Federal income taxes as long-term capital gains, no matter how long the shareholders have held their shares.

  On an annual basis, the Funds will send written notices to record owners of shares regarding the Federal tax status of distributions made by them.

  Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  Before purchasing shares in the Funds, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

  A taxable gain or loss may also be realized by a holder of shares in the Funds upon the redemption, exchange or transfer of shares depending upon the tax basis of the shares and their price at the time of the transaction. Generally, a shareholder may include sales loads incurred upon the purchase of Class A Shares in his or her tax basis for such Class A Shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of such shares for Class A Shares of another fund of the Company or Munder within 90 days of the purchase and is able to reduce the sales load applicable to the new shares (by virtue of the Company's and Munder's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to the limitation) in the tax basis of the new shares.

TAXES--FOREIGN INVESTMENTS

  Income or gain from investments in foreign securities may be subject to foreign withholding or other taxes. It is expected that the International Equity Fund will, and the other Funds may, be subject to foreign withholding taxes with respect to income received from sources within foreign countries. If more than 50% of the value of the International Equity Fund's total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and the shareholders would be entitled (a) to credit their proportionate amount of such taxes against their U.S. Federal income tax liabilities subject to certain limitations described in the Statement of Additional Information, or (b) if they itemize their deductions, to deduct such proportionate amount from their U.S. income.

  If a Fund invests in certain "passive foreign investment companies" ("PFICs"), it will be subject to Federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" or gain from the disposition of such shares even if it distributes such income to its shareholders. If a Fund elects to treat the PFIC as a "qualified electing fund" ("QEF") and the PFIC furnishes certain financial information in the required form to such Fund, the Fund will instead be required to include in income each year its allocable share of the ordinary earnings and net capital gains on the QEF, regardless of whether received, and such amounts will be subject to the various distribution requirements described above.

  The foregoing summarizes some of the important tax considerations generally affecting the Funds and their shareholders and is not intended as a substitute for careful tax planning. State and local tax laws may differ from the Federal laws summarized above. Further, future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Funds. Accordingly, potential investors in the Funds should consult their tax advisors with respect to their own tax situation.

                             DESCRIPTION OF SHARES

  The Company was organized as a Massachusetts business trust on August 30, 1989, and is registered under the 1940 Act as an open-end management investment company. The Company's Declaration of Trust authorizes the Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in the Company, representing interests in the Accelerating Growth, Balanced, Growth & Income, Index 500, International Equity, Small Company Growth, Bond, Intermediate Bond, U.S. Government Income, Michigan Triple Tax-Free Bond, Tax-Free Bond, Tax-Free Intermediate Bond, Cash Investment, Tax-Free Money Market and U.S. Treasury Money Market Funds, respectively, each of which, except the Michigan Triple Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund, is classified as a diversified investment company under the 1940 Act.

  Munder was organized as a Maryland corporation on November 18, 1992 and is also registered under the 1940 Act as an open-end management investment company. Munder's Articles of Incorporation authorize the Directors to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Directors have authorized the issuance of shares of common stock, representing interests in the Equity Selection, Micro-Cap Equity, Mid-Cap Growth, Multi-Season Growth, Real Estate Equity Investment, Small-Cap Value, Value, International Bond, Money Market and NetNet Funds, respectively, each of which, except the Munder International Bond Fund, is classified as a diversified investment company under the 1940 Act. There is a possibility that the Company might become liable for any misstatement, inaccuracy, or incomplete disclosure in this Prospectus concerning Munder. There is a possibility that Munder might become liable for any misstatement, inaccuracy, or incomplete disclosure in this Prospectus concerning the Company.

  The Shares of each investment portfolio of the Company and Munder (other than the Cash Investment, Money Market, Tax-Free Money Market, U.S. Treasury Money Market and NetNet Funds) are offered as five separate classes: Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares. Class C Shares of the Index 500 Fund are not currently available for purchase. The Money Market Fund offers Class A, Class B and Class C Shares (which may be acquired only through an exchange of shares from the corresponding classes of a fund of the Company or Munder) and Class Y Shares. The Cash Investment, Tax-Free Money Market and U.S. Treasury Money Market Funds offer only Class A Shares, Class K Shares and Class Y Shares. The NetNet Fund offers only one class of shares. These other classes of the Funds may have different sales charges and expense levels, which may affect performance. Investors may call the Funds at (800) 438-5789 for more information concerning other classes of shares of the Funds. This Prospectus relates only to the Class A, Class B and Class C Shares of the Accelerating Growth, Balanced, Equity Selection, Growth & Income, Index 500, International Equity, Micro-Cap Equity, Mid-Cap Growth, Multi-Season Growth, Real Estate Equity Investment, Small-Cap Value, Small Company Growth and Value Funds.

  Each Share of a Munder Fund has a par value of $.001, represents an equal proportionate interest in the particular Fund with other shares of the same class and is entitled to such dividends and distributions earned on such Fund's assets as are declared in the discretion of the Trustees. Each share of the MFI Fund has a par value of $.01 per share and represents a proportionate interest in the assets of the Fund.

  Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by Fund, except where otherwise required by law or when the Trustees or Directors determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. In addition, shareholders of each of the Funds will vote in the aggregate and not by Class, except as otherwise expressly required by law or when the Trustees or Directors determine that the matter to be voted on affects only the interests of the holders of a particular class of shares. The Funds are not required and do not currently intend to hold annual meetings of shareholders for the election of Board Members except as required under the 1940 Act. A meeting of shareholders will be called upon the written request of at least 10% of the outstanding shares of the Company or Munder. To the extent required by law, the Funds will assist in shareholder communications in connection with such a meeting. For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

  As of October 1, 1996, Comerica Bank held of record substantially all of the outstanding shares of the Funds as agent, custodian or trustee for its customers. In addition, as of October 1, 1996, Comerica Bank possessed sole or shared voting or investment power for its customer accounts with respect to the following percentages of the Funds' outstanding shares: Accelerating Growth Fund--87%; Balanced Fund--87%; Growth & Income Fund--98%; Index 500 Fund--68%; International Equity Fund--90%; Mid-Cap Growth Fund--91%; Multi-Season Growth Fund--63%; Real Estate Equity Investment Fund--83%; Small Company Growth Fund--86%; and Value Fund--91%. The Equity Selection Fund, Micro-Cap Equity Fund and Small-Cap Value Fund had not commenced operations as of the date of this Prospectus.

REPORTS TO SHAREHOLDERS

  The Funds have eliminated duplicate mailings of prospectuses and shareholder reports to accounts which have the same primary record owner, and with respect to joint tenant accounts or tenant in common accounts and accounts which have the same address. Additional copies of prospectuses and reports to shareholders are available upon request by calling the Funds at (800) 438-5789.

                                  PERFORMANCE

  From time to time, the Funds may quote performance data for the Shares in advertisements or in communications to shareholders. The total return of Class A, Class B or Class C Shares in a Fund may be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average percentage change in value of an investment in a class of shares in the Fund from the beginning date of the measuring period to the end of the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made during the period are reinvested in the same class of shares.

  Performance quotations for each Class will be calculated separately. Quotations for total return for Class A Shares will reflect the maximum sales charge charged by a Fund with respect to Class A Shares and quotations of total return for Class B and Class C Shares will reflect any applicable CDSC, except that the Funds may also provide, in conjunction with such quotations, additional quotations that do not reflect the maximum sales charge when the quotations are being provided to investors who are subject to waived or reduced sales charges as described in this Prospectus. Because these additional quotations will not reflect the maximum sales charge payable by non-exempt investors, these quotations will be higher than the performance quotations otherwise computed.

  Quotations of total return for Class A, Class B and Class C Shares will reflect the fees for certain distribution and shareholder services as described in this Prospectus.

  The yield of a class of shares in the Funds is computed based on the net income of such class in a Fund during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, the Fund's yield for a class of shares is computed by dividing the per share net income for the class during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period and annualizing the results on a semi-annual basis.

  The Funds may compare the performance of the Shares to the performance of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds, including, for example, Lipper Analytical Services, Inc., the Lehman Brothers Government/Corporate Bond Index, a recognized unmanaged index of government and corporate bonds, the Standard & Poor's 500 Index, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, an unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. Performance and yield data as reported in national financial publications such as Morningstar, Inc., Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares in a Fund.

  Performance will fluctuate and any quotation of performance should not be considered as representative of future performance of a class of shares in a Fund. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a fund, portfolio maturity, operating expenses, and market conditions. Any fees charged by institutions directly to their Customers' accounts in connection with investments in a Fund will not be included in calculations of yield and performance.

                        SHAREHOLDER ACCOUNT INFORMATION

  Shareholders are encouraged to place purchase, exchange and redemption orders through their brokers. Shareholders may also place such orders directly through the Transfer Agent. See "How to Purchase Shares," "How to Redeem Shares" and "How to Exchange Shares" for more information. The Transfer Agent for the Funds is First Data Investor Services Group, Inc.

INVESTMENT BY MAIL

  Send the completed Account Application Form (if initial purchase) or letter stating Fund name, Share Class, shareholder's registered name and account number (if subsequent purchase) with a check to:

    First Data Investor Services Group, Inc.
    The Munder Funds
    P.O. Box 5130
    Westborough, Massachusetts 01581-5130

INVESTMENTS BY BANK WIRE

  An investor opening a new account should call the Funds at (800) 438-5789 to obtain an account number. Within seven days of purchase such an investor must send a completed Account Application Form containing the investor's certified taxpayer identification number to First Data Investor Services Group, Inc. at the address provided above under "Investments by Mail." Wire instructions must state the Fund name, the shareholder's registered name and the shareholder account number. Bank wires should be sent through the Federal Reserve Bank Wire System to:

    Boston Safe Deposit and Trust Company
    Boston, MA
    ABA#: 011001234
    DDA#: 16-798-3
    Account No.
    (State Fund name, shareholder's registered name and shareholder account number)

  Before wiring any funds an investor must call the Funds at (800) 438-5789 to confirm the wire instructions.

EXCHANGE BY TELEPHONE

  Call your broker or the Funds at (800) 438-5789.

  Investors should note that shares of the Funds are exchangeable for shares of the same class of another fund of the Company or Munder, subject to any applicable sales charge.

REDEMPTIONS BY TELEPHONE

  Call your broker or the Funds at (800) 438-5789.

REDEMPTIONS BY MAIL

  Send complete instructions, including name of Fund, amount of redemption, shareholder's registered name, share class, account number, and, if a certificate has been issued, an endorsed share certificate, to:

    First Data Investor Services Group, Inc.
    The Munder Funds
    P.O. Box 5130
    Westborough, Massachusetts 01581-5130

ADDITIONAL QUESTIONS

  Shareholders with additional questions regarding purchase, exchange and redemption procedures may call the Funds at (800) 438-5789.

PROSPECTUS

CLASS A, CLASS B AND CLASS C SHARES

  The Munder Funds Trust (the "Company") is an open-end investment company (a mutual fund) that currently offers a selection of fifteen investment portfolios. The Munder Funds, Inc. ("Munder") is an open-end investment company that currently offers ten investment portfolios. This Prospectus describes six investment portfolios offered by the Company (the "Munder Funds") and the International Bond Fund offered by Munder described below (collectively, the "Funds"):

                               Munder Bond Fund
                         Munder Intermediate Bond Fund

                      Munder International Bond Fund
                      Munder U.S. Government Income Fund
                  Munder Michigan Triple Tax-Free Bond Fund*
                           Munder Tax-Free Bond Fund
                    Munder Tax-Free Intermediate Bond Fund

--------
*The Michigan Triple Tax-Free Bond Fund is offered only in the State of
   Michigan.

  Munder Capital Management (the "Advisor") serves as the investment advisor to the Funds.

  This Prospectus sets forth concisely information that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. A Statement of Additional Information dated October 28, 1996, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. It may be obtained free of charge by calling the Funds at (800) 438-5789. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Funds.

  SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

 SECURITIES OFFERED BY THIS PROSPECTUS  HAVE NOT BEEN APPROVED OR DISAPPROVED
  BY  THE  SECURITIES  AND  EXCHANGE  COMMISSION  OR  ANY  STATE  SECURITIES
   COMMISSION NOR HAS  THE SECURITIES AND EXCHANGE COMMISSION  OR ANY STATE
    SECURITIES COMMISSION  PASSED UPON  THE ACCURACY  OR ADEQUACY  OF THIS
     PROSPECTUS.  ANY  REPRESENTATION  TO  THE  CONTRARY  IS  A  CRIMINAL
      OFFENSE.

             THE DATE OF THIS PROSPECTUS IS OCTOBER 28, 1996.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary.........................................................   3
The Funds
  Expense Table............................................................   6
  Financial Highlights.....................................................  11
  Investment Objectives and Policies.......................................  17
  Portfolio Instruments and Practices and Associated Risk Factors..........  19
  Investment Limitations...................................................  27
How to Do Business with Us
  How to Purchase Shares...................................................  28
  How to Redeem Shares.....................................................  33
  Conversion of Class B Shares.............................................  37
  How to Exchange Shares...................................................  37
  Dividends and Distributions..............................................  38
Other Information
  Net Asset Value..........................................................  39
  Management...............................................................  40
  Taxes....................................................................  43
  Description of Shares....................................................  45
  Performance..............................................................  47
  Shareholder Account Information..........................................  47

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION, OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR THEIR DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY FUNDS DISTRIBUTOR, INC. (THE "DISTRIBUTOR") IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              PROSPECTUS SUMMARY

  The following summary is qualified in its entirety by the more detailed information appearing in this Prospectus.

INVESTMENT OBJECTIVES

  The Bond Fund seeks a high level of current income with capital appreciation a secondary consideration; the Intermediate Bond Fund seeks a competitive rate of return which exceeds the inflation rate and the return provided by money market instruments; the International Bond Fund seeks to realize a competitive total return through a combination of current income and capital appreciation by investing primarily in a non-diversified portfolio of foreign debt obligations; the U.S. Government Income Fund seeks to provide high current income; and the Michigan Triple Tax-Free Bond Fund, Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund (the "Tax-Free Bond Funds") seek current interest income exempt from Federal income taxes.

PRINCIPAL INVESTMENTS

  The Bond Fund, the Intermediate Bond Fund and the U.S. Government Income Fund invest in debt securities that allow them to maintain an average dollar-weighted portfolio maturity of six to fifteen years, six to fifteen years and three to eight years, respectively. The International Bond Fund invests at least 65% of its assets in bonds of issuers located in at least three countries other than the United States, and expects to maintain an average dollar-weighted maturity of three to fifteen years. The Tax-Free Bond Funds invest in a portfolio of municipal obligations, the interest on which is exempt from regular Federal income taxes and, in the case of the Michigan Triple Tax-Free Bond Fund, exempt from Michigan State income and intangibles taxes.

INVESTMENT PROGRAM

  Each of the Bond, Intermediate Bond and U.S. Government Income Funds invests substantially all of its assets in debt obligations such as bonds and debentures, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities and various mortgage-related securities. The International Bond Fund invests substantially all of its assets in debt obligations of foreign governments and their political subdivisions, debt securities issued or guaranteed by supranational organizations, debt obligations of foreign and domestic corporations, asset-backed securities and various mortgage-related securities and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and other debt securities including those convertible into foreign stock. The Michigan Triple Tax-Free Bond Fund invests primarily in a non-diversified portfolio of intermediate-term and long-term municipal obligations issued by or on behalf of the State of Michigan, its political subdivisions, municipalities and public authorities, the interest on which is exempt from Federal income tax and Michigan state income, intangibles and single business taxes. The Tax-Free Bond Fund invests primarily in intermediate-term and long-term investment grade municipal obligations with average remaining maturities between three and thirty years. The Tax-Free Intermediate Bond Fund invests substantially all of its assets in a non-diversified portfolio of short-term and intermediate-term municipal obligations, a substantial portion of which may be issued by the State of Michigan and its political subdivisions. See "Investment Objectives and Policies."

INVESTMENT RISKS AND SPECIAL CONSIDERATIONS

  A Fund's performance per share will change daily based on many factors; including interest rate levels, the quality of the instruments in each Fund's investment portfolio, state, national and international economic conditions and general market conditions. Depending on these factors, the net asset value of each Fund may decrease instead of increase. Further, for hedging purposes the International Bond Fund may enter into certain interest rate and currency swap transactions and also may engage in certain futures contracts and options. These strategies are highly specialized and involve techniques and risks different from those associated with ordinary portfolio transactions. In addition, there are certain risks inherent in investing in a non-diversified investment portfolio such as the International Bond Fund, the Michigan Triple Tax-Free Bond Fund and the Tax-Free Intermediate Bond Fund. It is anticipated that the International Bond Fund will have an annual portfolio turnover rate ranging from 200% to 300%. There is no assurance that any Fund will achieve its investment objective. See "Portfolio Instruments and Practices and Associated Risk Factors."

PURCHASE PLANS

  This Prospectus offers three classes ("Class A," "Class B" and "Class C," respectively) of shares ("Shares") to investors. Investors may select Class A Shares, Class B Shares or Class C Shares, each with different expense levels and with a public offering price that reflects different sales charges. Purchases in excess of $250,000 must be for Class A Shares or Class C Shares. The Funds also offer two additional classes of Shares, Class K Shares and Class Y Shares. These classes of the Funds may have different sales charges and expense levels, which may affect performance. Investors may call the Funds at (800) 438-5789 for more information concerning Class K Shares and Class Y Shares.

CLASS A SHARES

  Offered at net asset value plus a maximum initial sales charge of 4%. Each Fund pays a shareholder servicing fee at the annual rate of .25% of the value of average daily net assets. See "How to Purchase Shares."

CLASS B SHARES

  Offered at net asset value per share subject to a contingent deferred sales charge ("CDSC") imposed on certain redemptions made within six years of the date of purchase at the maximum rate of 5% of the lesser of the shares' net asset value or original purchase price. Each Fund is subject to shareholder servicing and distribution fees at the annual rate of 1% of the value of average daily net assets. Class B Shares will convert automatically to Class A Shares, based on relative net asset value, at the end of six years after the date of original purchase. See "How to Purchase Shares."

CLASS C SHARES

  Offered at net asset value per share subject to a CDSC imposed on certain redemptions made within one year of the date of purchase at the rate of 1% of the lesser of the shares' net asset value or original purchase price. Each Fund is subject to shareholder servicing and distribution fees at the annual rate of 1% of the value of average daily net assets.

PURCHASING SHARES

  Shares of each of the Funds are offered continuously and may be purchased from the Distributor through certain broker-dealers and other financial institutions or through the First Data Investor Services Group, Inc. (the "Transfer Agent"). Shares of the Funds are subject to the applicable sales charge or CDSC. See "How to Purchase Shares."

MINIMUM INVESTMENT

  $1,000 minimum investment ($50 through Automatic Investment Plan). $50 minimum for subsequent purchases.

EXCHANGE PRIVILEGES

  Shares may be exchanged for shares of the same Class of other funds of the Company or Munder subject to any applicable sales charge. See "How to Exchange Shares."

REINVESTMENT

  Automatic reinvestment of dividends and capital gains without a sales charge unless a shareholder elects to receive cash.

OTHER FEATURES

     CLASS A SHARES             CLASS B SHARES            CLASS C SHARES
     --------------             --------------            --------------
Automatic Investment Plan  Automatic Investment Plan Automatic Investment Plan
Automatic Withdrawal Plan  Automatic Withdrawal Plan Automatic Withdrawal Plan
Retirement Plans           Retirement Plans          Retirement Plans
Telephone Exchanges        Telephone Exchanges       Telephone Exchanges
Free Check Writing*        Reinvestment Privilege    Reinvestment Privilege
Rights of Accumulation
Letter of Intent
Quantity Discounts
Reinvestment Privilege

DIVIDENDS AND OTHER DISTRIBUTIONS

  Dividends are declared monthly for the Funds (other than International Bond
Fund); capital gains, if any, are distributed at least annually. Dividends of the International Bond Fund are declared quarterly.

NET ASSET VALUE

  Determined once daily for the Funds on each Business Day (as defined below).

REDEEMING SHARES

  Class A Shares of the Funds may be redeemed at net asset value per share by mail, telephone or check. Certain redemptions of Class A Shares may be subject to a CDSC. Class B and Class C Shares are redeemable at net asset value less any applicable CDSC by mail or telephone. See "How to Redeem Shares."

INVESTMENT ADVISOR

  As investment advisor for the Funds, Munder Capital Management, provides overall investment management for each Fund, provides research and credit analysis, is responsible for all purchases and sales of portfolio securities, maintains records relating to such purchases and sales, and provides reports to the Company's Board of Trustees and Munder's Board of Directors. See "Management--Investment Advisor."

DISTRIBUTOR

  Funds Distributor, Inc.

--------

*Excluding the International Bond Fund

                                 EXPENSE TABLE

  The tables below set forth certain information concerning shareholder transaction expenses and annual operating expenses for the Shares of the Funds that investors will incur, either directly or indirectly, as shareholders of the Funds for the current fiscal year. The International Bond Fund did not commence operations until October 2, 1996 and therefore the expense information set forth below is based on estimated operating expenses for such Fund. The expense information in the tables with respect to the Michigan Triple Tax-Free Bond Fund has been restated to reflect the discontinuation of the voluntary advisory fee waiver effective as of the date of this Prospectus.

                                                        CLASS A SHARES
                         -----------------------------------------------------------------------------
                                                                      MICHIGAN
                                                             U.S.      TRIPLE               TAX-FREE
                         BOND  INTERMEDIATE INTERNATIONAL GOVERNMENT  TAX-FREE  TAX-FREE  INTERMEDIATE
                         FUND   BOND FUND     BOND FUND   INCOME FUND BOND FUND BOND FUND  BOND FUND
                         ----  ------------ ------------- ----------- --------- --------- ------------
Shareholder transaction
 expenses:
 Maximum sales load on
  purchases*............ 4.00%     4.00%        4.00%        4.00%      4.00%     4.00%       4.00%
 Maximum sales load on
  reinvested dividends.. None      None         None         None       None      None        None
 Maximum contingent
  deferred sales
  charge**.............. None      None         None         None       None      None        None
 Redemption fees........ None      None         None         None       None      None        None
 Exchange fees.......... None      None         None         None       None      None        None
Annual Fund operating
 expenses: (as a
  percentage of  average
 net assets)............
 Advisory fees..........  .50%      .50%         .50%         .50%       .50%      .50%        .50%
 12b-1 fees.............  .25%      .25%         .25%         .25%       .25%      .25%        .25%
 Other expenses.........  .20%      .19%         .35%         .22%       .26%      .23%        .21%
                         ----      ----         ----         ----       ----      ----        ----
 Total fund operating
  expenses..............  .95%      .94%        1.10%         .97%      1.01%      .98%        .96%
                         ====      ====         ====         ====       ====      ====        ====

--------
* Maximum sales load applicable to Class A Shares. Reductions and waivers of sales loads are described under "How to Purchase Shares."
** A deferred sales charge of 1.00% is assessed on certain redemptions of Class A Shares that were purchased with no initial sales charge as part of an investment of $1,000,000 or more. A deferred sales charge of 1.00% is assessed on certain redemptions of Class A Shares purchased on or before June 27, 1995 as part of an investment of $500,000 or more. See "How to Purchase Shares."

                                                        CLASS B SHARES
                         -----------------------------------------------------------------------------
                                                                      MICHIGAN
                                                             U.S.      TRIPLE               TAX-FREE
                         BOND  INTERMEDIATE INTERNATIONAL GOVERNMENT  TAX-FREE  TAX-FREE  INTERMEDIATE
                         FUND   BOND FUND     BOND FUND   INCOME FUND BOND FUND BOND FUND  BOND FUND
                         ----  ------------ ------------- ----------- --------- --------- ------------
Shareholder transaction
 expenses:
 Maximum sales load on
  purchases............. None      None         None         None       None      None        None
 Maximum sales load on
  reinvested dividends.. None      None         None         None       None      None        None
 Maximum contingent
  deferred
  sales charge*......... 5.00%     5.00%        5.00%        5.00%      5.00%     5.00%       5.00%
 Redemption fees........ None      None         None         None       None      None        None
 Exchange fees.......... None      None         None         None       None      None        None
Annual Fund operating
 expenses: (as a
  percentage of  average
 net assets)
 Advisory fees..........  .50%      .50%         .50%         .50%       .50%      .50%        .50%
 12b-1 fees............. 1.00%     1.00%        1.00%        1.00%      1.00%     1.00%       1.00%
 Other expenses.........  .20%      .19%         .35%         .22%       .26%      .23%        .21%
                         ----      ----         ----         ----       ----      ----        ----
 Total fund operating
  expenses.............. 1.70%     1.69%        1.85%        1.72%      1.76%     1.73%       1.71%
                         ====      ====         ====         ====       ====      ====        ====

--------
*Maximum CDSC applicable to Class B Shares. Class B Shares purchased on or before June 27, 1995 are subject to a different CDSC schedule. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares." Waivers of CDSC are described under "How to Redeem Shares."

                                                    CLASS C SHARES
                         -----------------------------------------------------------------------
                                                                     MICHIGAN
                                                             U.S.     TRIPLE  TAX-
                                                          GOVERNMENT TAX-FREE FREE    TAX-FREE
                         BOND  INTERMEDIATE INTERNATIONAL   INCOME     BOND   BOND  INTERMEDIATE
                         FUND   BOND FUND     BOND FUND      FUND      FUND   FUND   BOND FUND
                         ----  ------------ ------------- ---------- -------- ----  ------------
Shareholder transaction
 expenses:
 Maximum sales load on
  purchases............. None      None         None         None      None   None      None
 Maximum sales load on
  reinvested dividends.. None      None         None         None      None   None      None
 Maximum contingent
  deferred
  sales charge *........ 1.00%     1.00%        1.00%        1.00%     1.00%  1.00%     1.00%
 Redemption fees........ None      None         None         None      None   None      None
 Exchange fees.......... None      None         None         None      None   None      None
Annual Fund operating
 expenses:
 (as a percentage of average
  net assets)
 Advisory fees..........  .50%      .50%         .50%         .50%      .50    .50%      .50%
 12b-1 fees............. 1.00%     1.00%        1.00%        1.00%     1.00%  1.00%     1.00%
 Other expenses.........  .20%      .19%         .35%         .22%      .26%   .23%      .21%
                         ----      ----         ----         ----      ----   ----      ----
 Total fund operating
  expenses.............. 1.70%     1.69%        1.85%        1.72%     1.76%  1.73%     1.71%
                         ====      ====         ====         ====      ====   ====      ====

--------
*A deferred sales charge of up to 1.00% is assessed on redemptions of Class C
  Shares made within the first year of investing.

  Because of the 12b-1 fees paid by the Funds as shown in the above tables, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

  The initial sales charge applicable to Class A Shares set forth in the above tables is the maximum charge imposed upon the purchase of Class A Shares. Reductions and waivers from sales loads are described under "How to Purchase Shares." The CDSC applicable to Class B Shares set forth in the above tables is the maximum sales load applicable imposed upon redemption of Class B Shares. Waivers of CDSC are described under "How to Redeem Shares."

  "Other expenses" in the above table include administrator fees, custodial fees, legal and accounting fees, printing costs, registration fees, fees for any portfolio valuation service, the cost of regulatory compliance, the costs of maintaining the Funds' legal existence and the costs involved with communicating with shareholders. With respect to each Fund (other than the International Bond Fund), the amount of "Other expenses" in the expense tables above is based on amounts incurred during the most recent fiscal year. With respect to the International Bond Fund, the amount of "Other expenses" is based on estimated expenses and projected assets for the current fiscal year. See "Management" in this Prospectus and the financial statements and related notes incorporated by reference in the Statement of Additional Information for a further description of the Funds' operating expenses and of the nature of the services for which a Fund is obligated to pay advisory fees. Any fees charged by institutions directly to customer accounts for services provided in connection with investments in shares of the Funds are in addition to the expenses shown in the above Expense Table and the Example shown below. The Transfer Agent may deduct a wire redemption fee of $7.50 for wire redemptions under $5,000.

 Example

  The following examples demonstrate the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Funds. These amounts are based on payments by the Funds of operating expenses at the levels set forth in the above tables, and are also based on the following assumptions:

  An investor would pay the following expenses on a $1,000 investment in Class A Shares (subject to the maximum sales load), assuming (1) a hypothetical 5% annual return and (2) redemption at the end of the following time periods.

                                                CLASS A SHARES
                                -----------------------------------------------
                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                ------ ------- ------- --------
Bond Fund......................  $49     $69     $91     $152
Intermediate Bond Fund.........  $49     $69     $90     $151
International Bond Fund........  $51     $74     N/A      N/A
U.S. Government Income Fund....  $50     $70     $92     $154
Michigan Triple Tax-Free Bond
 Fund..........................  $50     $71     $94     $159
Tax-Free Bond Fund.............  $50     $70     $92     $156
Tax-Free Intermediate Bond
 Fund..........................  $49     $69     $91     $153

  An investor would pay the following expenses on a $1,000 investment in Class B Shares (subject to the applicable CDSC), assuming (1) a hypothetical 5% annual return, (2) redemption at the end of the following time periods and (3) no redemption at the end of the following periods.

                                                    CLASS B SHARES
                          -------------------------------------------------------------------
                               1 YEAR          3 YEARS          5 YEARS         10 YEARS*
                          ---------------- ---------------- ---------------- ----------------
                          REDEMP-  NO RE-  REDEMP-  NO RE-  REDEMP-  NO RE-  REDEMP-  NO RE-
                           TION   DEMPTION  TION   DEMPTION  TION   DEMPTION  TION   DEMPTION
                          ------- -------- ------- -------- ------- -------- ------- --------
Bond Fund...............    $67     $17      $84     $54     $112     $92     $117     $117
Intermediate Bond Fund..    $67     $17      $83     $53     $112     $92     $115     $115
International Bond Fund.    $69     $19      $88     $58      N/A     N/A      N/A      N/A
U.S. Government Income
 Fund...................    $67     $17      $84     $54     $113     $93     $119     $119
Michigan Triple Tax-Free
 Bond Fund..............    $68     $18      $85     $55     $115     $95     $124     $124
Tax-Free Bond Fund......    $68     $18      $84     $54     $114     $94     $120     $120
Tax-Free Intermediate
 Bond Fund..............    $67     $17      $84     $54     $113     $93     $118     $118

--------
  *Reflects conversion of Class B Shares to Class A Shares (which pay lower ongoing expenses) approximately six years after purchase. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares." Class B Shares purchased on or before June 27, 1995 are subject to a different CDSC schedule. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class B Shares."

  An investor would pay the following expenses on a $1,000 investment in Class C Shares (subject to the applicable CDSC), assuming (1) a hypothetical 5% annual return, (2) redemption at the end of the following time periods and (3) no redemption at the end of one year:

                                                  CLASS C SHARES
                                  ----------------------------------------------
                                         1 YEAR         3 YEARS 5 YEARS 10 YEARS
                                  --------------------- ------- ------- --------
                                                 NO
                                  REDEMPTION REDEMPTION
                                  ---------- ----------
Bond Fund.......................     $27        $17       $54     $92     $201
Intermediate Bond Fund..........     $27        $17       $53     $92     $200
International Bond Fund.........     $29        $19       $58     N/A      N/A
U.S. Government Income Fund.....     $27        $17       $54     $93     $203
Michigan Triple Tax-Free Bond
 Fund...........................     $28        $18       $55     $95     $208
Tax-Free Bond Fund..............     $28        $18       $54     $94     $204
Tax-Free Intermediate Bond Fund.     $27        $17       $54     $93     $202

  Because of the Rule 12b-1 fees paid by the Funds as shown in the above tables, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

  The foregoing Expense Tables and Example are intended to assist investors in understanding the various shareholder transaction expenses and operating expenses of the Funds that investors bear either directly or indirectly. The voluntary advisory fee waiver previously in effect for the Michigan Triple Tax-Free Bond Fund was discontinued as of the date of this Prospectus.

  THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE HYPOTHETICAL EXPENSES IN THE EXAMPLE REFLECT FEE WAIVERS AT THE ANTICIPATED RATES.

                             FINANCIAL HIGHLIGHTS

  The following financial highlights are derived from the Funds' Financial Statements audited by Ernst & Young LLP, independent auditors. Prior to March 1, 1994, Class B Shares were not offered. No shares of International Bond Fund were offered during the periods shown and, accordingly, no financial information is provided with respect to such shares. The following data should be read in conjunction with the financial statements, related notes, and other financial information incorporated by reference in the Statement of Additional Information. Further information about the Funds, including financial information with respect to the Fund's other classes of shares, is contained in the Funds' Annual Report to Shareholders dated June 30, 1996, which may be obtained without charge by calling (800) 438-5789.

                                                        BOND FUND
                         --------------------------------------------------------------------------------
                          YEAR      PERIOD       PERIOD       PERIOD         YEAR      YEAR      PERIOD
                          ENDED     ENDED        ENDED        ENDED         ENDED      ENDED     ENDED
                         6/30/96  6/30/96(F)   6/30/96(F)   6/30/95(A)   2/28/95(D,E) 2/28/94  2/28/93(F)
                         CLASS A   CLASS B      CLASS C      CLASS A       CLASS A    CLASS A   CLASS A
                         -------  ----------   ----------   ----------   ------------ -------  ----------
Net Asset Value,
 Beginning of Period.... $ 9.70     $ 9.68       $ 9.74       $ 9.31        $ 9.91    $ 9.92     $ 9.61
                         ------     ------       ------       ------        ------    ------     ------
Income from Investment
 Operations:
 Net investment income..   0.61       0.16         0.16         0.21          0.61      0.58       0.11
 Net realized and
  unrealized gain/(loss)
  on investments........  (0.20)     (0.14)       (0.21)        0.38         (0.63)    (0.03)      0.38
                         ------     ------       ------       ------        ------    ------     ------
 Total from investment
  operations............   0.41       0.02        (0.05)        0.59         (0.02)     0.55       0.49
                         ------     ------       ------       ------        ------    ------     ------
Less Distributions:
 Dividends from net
  investment income.....  (0.58)     (0.17)       (0.17)       (0.20)        (0.58)    (0.56)     (0.09)
 Distributions from net
  realized gains........    --         --           --           --            --        --       (0.09)
                         ------     ------       ------       ------        ------    ------     ------
 Total Distributions....  (0.58)     (0.17)       (0.17)       (0.20)        (0.58)    (0.56)     (0.18)
                         ------     ------       ------       ------        ------    ------     ------
Net Asset Value, End of
 Period................. $ 9.53     $ 9.53       $ 9.52       $ 9.70        $ 9.31    $ 9.91     $ 9.92
                         ======     ======       ======       ======        ======    ======     ======
 Total Return(b)........   4.24%      0.22%       (0.49)%       6.39%         0.45%     5.61%      5.19%
                         ======     ======       ======       ======        ======    ======     ======
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands). $  895     $  294       $   51       $  919        $  880    $1,318     $  116
 Ratio of operating
  expenses to average
  net assets............   0.95%      1.70%(c)     1.70%(c)     0.95%(c)      0.92%     0.87%      0.76%(c)
 Ratio of net investment
  income to average net
  assets................   6.26%      5.51%(c)     5.51%(c)     6.47%(c)      6.57%     5.76%      5.05%(c)
 Portfolio turnover
  rate..................    507%       507%         507%          99%          165%      128%        77%
 Ratio of operating
  expenses to average
  net assets without
  waivers...............   1.04%      1.79%(c)     1.79%(c)     1.19%(c)      1.16%     1.01%      0.90%(c)
 Net investment income
  per share without
  waivers............... $ 0.61     $ 0.16       $ 0.16       $ 0.20        $ 0.59    $ 0.57     $ 0.10

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) The Munder Bond Fund Class A Shares, Class B Shares and Class C Shares commenced operations on December 9, 1992, March 13, 1996 and March 25, 1996, respectively.

                                                           INTERMEDIATE BOND FUND
                         ----------------------------------------------------------------------------------------------------
                          YEAR     YEAR     PERIOD       PERIOD       PERIOD        YEAR       PERIOD      YEAR      PERIOD
                          ENDED    ENDED    ENDED        ENDED        ENDED        ENDED       ENDED       ENDED     ENDED
                         6/30/96  6/30/96 6/30/96(E)   6/30/95(A)   6/30/95(A)   2/28/95(D) 2/28/95(D,E)  2/28/94  2/28/93(E)
                         CLASS A  CLASS B  CLASS C      CLASS A      CLASS B      CLASS A     CLASS B     CLASS A   CLASS A
                         -------  ------- ----------   ----------   ----------   ---------- ------------  -------  ----------
Net Asset Value,
 Beginning of Period.... $ 9.52    $9.51    $9.40        $ 9.27       $9.27        $ 9.91      $9.22      $10.47     $10.26
                         ------    -----    -----        ------       -----        ------      -----      ------     ------
Income from Investment
 Operations:
 Net investment income..   0.58     0.49     0.10          0.22        0.20          0.59       0.19        0.59       0.17
 Net realized and
  unrealized
  gain/(loss) on
  investments...........  (0.21)   (0.19)   (0.06)         0.25        0.24         (0.61)      0.11       (0.20)      0.25
                         ------    -----    -----        ------       -----        ------      -----      ------     ------
 Total from investment
  operations............   0.37     0.30     0.04          0.47        0.44         (0.02)      0.30        0.39       0.42
                         ------    -----    -----        ------       -----        ------      -----      ------     ------
Less Distributions:
 Dividends from net
  investment income.....  (0.58)   (0.51)   (0.13)        (0.22)      (0.20)        (0.61)     (0.24)      (0.58)     (0.12)
 Distributions from net
  realized gains........    --       --       --            --          --          (0.01)     (0.01)      (0.37)     (0.09)
                         ------    -----    -----        ------       -----        ------      -----      ------     ------
 Total distributions....  (0.58)   (0.51)   (0.13)        (0.22)      (0.20)        (0.62)     (0.25)      (0.95)     (0.21)
                         ------    -----    -----        ------       -----        ------      -----      ------     ------
 Net Asset Value, End of
  Period................ $ 9.31    $9.30    $9.31        $ 9.52       $9.51        $ 9.27      $9.27      $ 9.91     $10.47
                         ======    =====    =====        ======       =====        ======      =====      ======     ======
 Total Return(b)........   3.92%    3.22%    0.39%         5.15%       4.78%         0.54%      3.33%       3.77%      4.15%
                         ======    =====    =====        ======       =====        ======      =====      ======     ======
Ratios to Average Net
 Assets/
 Supplemental Data:
 Net assets, end of
  period (in thousands). $5,356    $ 103    $  52        $5,470       $   9        $5,472      $   7      $6,401     $  542
 Ratio of operating
  expenses to average
  net assets............   0.94%    1.69%    1.69%(c)      0.95%(c)    1.70%(c)      0.93%      1.67%(c)    0.86%      0.78%(c)
 Ratio of net investment
  income to average net
  assets................   6.08%    5.33%    5.33%(c)      7.12%(c)    6.37%(c)      6.71%      5.97%(c)    5.75%      5.52%(c)
 Portfolio turnover
  rate..................    494%     494%     494%           84%         84%           80%        80%        155%       104%
 Ratio of operating
  expenses
  to average net assets
  without waivers.......   1.02%    1.77%    1.77%(c)      1.19%(c)    1.94%(c)      1.18%      1.92%(c)    1.00%      0.92%(c)
 Net investment income
  per share without
  waivers............... $ 0.57    $0.48    $0.09        $ 0.22       $0.19        $ 0.57      $0.18      $ 0.58     $ 0.16

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) The Munder Intermediate Bond Fund Class A Shares, Class B Shares and Class C Shares commenced operations on November 24, 1992, October 25, 1994 and April 19, 1996, respectively.

                                    U.S. GOVERNMENT INCOME FUND(A)
                            --------------------------------------------------
                                                       PERIOD
                            YEAR ENDED PERIOD ENDED    ENDED      PERIOD ENDED
                            6/30/96(G) 6/30/96(E,G)  6/30/95(B)   2/28/95(E,F)
                             CLASS A     CLASS B      CLASS A       CLASS A
                            ---------- ------------  ----------   ------------
Net Asset Value, Beginning
 of Period.................   $10.30      $10.31       $ 9.88        $10.03
                              ------      ------       ------        ------
Income from Investment
 Operations:
 Net investment income.....     0.71        0.49         0.24          0.42
 Net realized and
  unrealized gain/(loss) on
  investments..............    (0.27)      (0.24)        0.41         (0.10)
                              ------      ------       ------        ------
 Total from investment
  operations...............     0.44        0.25         0.65          0.32
                              ------      ------       ------        ------
Less Distributions:
 Dividends from net
  investment income........    (0.68)      (0.50)       (0.23)        (0.47)
 Distributions from net
  realized gains...........    (0.08)      (0.08)         --            --
                              ------      ------       ------        ------
 Total distributions.......    (0.76)      (0.58)       (0.23)        (0.47)
                              ------      ------       ------        ------
Net Asset Value, End of
 Period....................   $ 9.98      $ 9.98       $10.30        $ 9.88
                              ======      ======       ======        ======
 Total Return(c)...........     4.34%       2.42%        6.66%         3.30%
                              ======      ======       ======        ======
Ratios to Average Net
 Assets/Supplemental Data:
 Net assets, end of period
  (in thousands)...........   $  259      $  498       $   97        $   69
 Ratio of operating
  expenses to average net
  assets...................     0.97%       1.72%(d)     0.97%(d)      0.95%(d)
 Ratio of net investment
  income to average net
  assets...................     6.92%       6.17%(d)     6.96%(d)      7.02%(d)
 Portfolio turnover rate...      133%        133%          42%          143%
 Ratio of operating
  expenses to average net
  assets without waivers...     1.04%       1.79%(d)     1.21%(d)      1.19%(d)
 Net investment income per
  share without waivers....   $ 0.70      $ 0.48       $ 0.23        $ 0.41

--------

(a) The Fund is authorized to issue Class C Shares. As of June 30, 1996 the Fund had not begun selling Class C Shares.

(b) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(c) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d) Annualized.

(e) The Munder U.S. Government Income Fund Class A Shares and Class B Shares commenced operations on July 28, 1994 and September 6, 1995, respectively.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                                 MICHIGAN TRIPLE TAX-FREE BOND FUND(A)
                         ----------------------------------------------------------------------------------------
                            YEAR       YEAR       PERIOD        PERIOD         YEAR         PERIOD       PERIOD
                           ENDED      ENDED       ENDED         ENDED         ENDED         ENDED        ENDED
                         6/30/96(C) 6/30/96(C) 6/30/95(B,C)  6/30/95(B,C)  2/28/95(C,F) 2/28/95(C,F,G) 2/28/94(G)
                          CLASS A    CLASS B     CLASS A       CLASS B       CLASS A       CLASS B      CLASS A
                         ---------- ---------- ------------  ------------  ------------ -------------- ----------
Net Asset Value,
 Beginning of Period....   $9.34      $9.34       $9.24         $9.24         $9.73         $9.17        $9.93
                           -----      -----       -----         -----         -----         -----        -----
Income from Investment
 Operations:
 Net investment income..    0.48       0.41        0.16          0.14          0.44          0.24         0.01
 Net realized and
  unrealized gain/(loss)
  on investments........    0.01       0.00        0.10          0.10         (0.50)         0.10        (0.21)
                           -----      -----       -----         -----         -----         -----        -----
 Total from investment
  operations............    0.49       0.41        0.26          0.24         (0.06)         0.34        (0.20)
                           -----      -----       -----         -----         -----         -----        -----
Less Distributions:
 Dividends from net
  investment income.....   (0.48)     (0.40)      (0.16)        (0.14)        (0.43)        (0.27)         --
                           -----      -----       -----         -----         -----         -----        -----
 Total distributions....   (0.48)     (0.40)      (0.16)        (0.14)        (0.43)        (0.27)         --
                           -----      -----       -----         -----         -----         -----        -----
Net Asset Value, End of
 Period.................   $9.35      $9.35       $9.34         $9.34         $9.24         $9.24        $9.73
                           =====      =====       =====         =====         =====         =====        =====
 Total Return(d)........    5.25%      4.46%       2.84%         2.58%        (0.16)%        3.81%       (2.01)%
                           =====      =====       =====         =====         =====         =====        =====
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands).   $ 446      $ 251       $ 417         $ 254         $ 444         $ 227        $  43
 Ratio of operating
  expenses to average
  net assets............    0.51%      1.26%       0.52%(e)      1.27%(e)      0.56%         1.29%(e)     0.46%(e)
 Ratio of net investment
  income to average net
  assets................    5.01%      4.26%       5.06%(e)      4.31%(e)      4.81%         4.08%(e)     3.76%(e)
 Portfolio turnover
  rate..................      31%        31%          8%            8%           53%           53%           0%
 Ratio of operating
  expenses to average
  net assets without
  waivers...............    1.09%      1.84%       1.26%(e)      2.01%(e)      1.30%         2.03%(e)     1.20%(e)
 Net investment income
  per share without
  waivers...............   $0.42      $0.35       $0.14         $0.12         $0.37         $0.20        $0.01

--------

(a) The Fund is authorized to issue Class C Shares. As of June 30, 1996 the Fund had not begun selling Class C Shares.

(b) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(c) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(d) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e) Annualized.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) The Munder Michigan Triple Tax-Free Bond Fund Class A Shares and Class B Shares commenced operations on February 15, 1994 and July 5, 1994, respectively.

                                          TAX-FREE BOND FUND(A)
                            ---------------------------------------------------
                               PERIOD        YEAR       PERIOD        PERIOD
                               ENDED         ENDED       ENDED         ENDED
                            6/30/96(C,F)  6/30/96(C) 6/30/95(B,C)  2/28/95(F,G)
                              CLASS A      CLASS B     CLASS B       CLASS B
                            ------------  ---------- ------------  ------------
Net Asset Value, Beginning
 of Period................     $10.49       $10.29      $10.14        $ 9.72
                               ------       ------      ------        ------
Income from Investment
 Operations:
 Net investment income....       0.34         0.40        0.13          0.10
 Net realized and
  unrealized gain/(loss)
  on investments..........      (0.14)        0.05        0.15          0.42
                               ------       ------      ------        ------
 Total from investment
  operations..............       0.20         0.45        0.28          0.52
                               ------       ------      ------        ------
Less Distributions:
 Dividends from net
  investment income.......      (0.35)       (0.39)      (0.13)        (0.10)
 Distributions from net
  realized gains..........      (0.01)       (0.01)        --            --
                               ------       ------      ------        ------
 Total distributions......      (0.36)       (0.40)      (0.13)        (0.10)
                               ------       ------      ------        ------
Net Asset Value, End of
 Period...................     $10.33       $10.34      $10.29        $10.14
                               ======       ======      ======        ======
 Total Return(d)..........       1.87%        4.36%       2.80%         5.39%
                               ======       ======      ======        ======
Ratios to Average Net
 Assets/Supplemental Data:
 Net assets, end of period
  (in thousands)..........     $1,141       $    5      $    1        $    0(h)
 Ratio of operating
  expenses to average net
  assets..................       0.98%(e)     1.73%       1.77%(e)      1.67%(e)
 Ratio of net investment
  income to average net
  assets..................       4.42%(e)     3.67%       3.63%(e)      3.95%(e)
 Portfolio turnover rate..         15%          15%         12%           50%
 Ratio of operating
  expenses to average net
  assets without waivers..       1.06%(e)     1.81%       2.01%(e)      1.91%(e)
 Net investment income per
  share without waivers...     $ 0.33       $ 0.39      $ 0.10        $ 0.09

--------

(a) The Fund is authorized to issue Class C Shares. As of June 30, 1996, the Fund had not begun selling Class C Shares.

(b) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(c) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with results of operations.

(d) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(e) Annualized.

(f) The Munder Tax-Free Bond Fund Class A and Class B Shares commenced operations on October 9, 1995 and December 6, 1994, respectively.

(g) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(h) Total net assets for Class B Shares were $164 at the period ended February 28, 1995.

                                        TAX-FREE INTERMEDIATE BOND FUND(A)
                         --------------------------------------------------------------------
                                                    PERIOD                 YEAR      PERIOD
                         YEAR ENDED PERIOD ENDED    ENDED      YEAR ENDED  ENDED     ENDED
                         6/30/96(G) 6/30/96(F,G)  6/30/95(B)   2/28/95(E) 2/28/94  2/28/93(F)
                          CLASS A     CLASS B      CLASS A      CLASS A   CLASS A   CLASS A
                         ---------- ------------  ----------   ---------- -------  ----------
Net Asset Value,
 Beginning of Period....   $10.36      $10.36       $10.17       $10.44   $10.69     $10.39
                           ------      ------       ------       ------   ------     ------
Income from Investment
 Operations:
 Net investment income
  ......................     0.41        0.04         0.14         0.40     0.42       0.09
 Net realized and
  unrealized gain/(loss)
  on investments........    (0.02)       0.00         0.19        (0.23)   (0.14)      0.31
                           ------      ------       ------       ------   ------     ------
 Total from investment
  operations............     0.39        0.04         0.33         0.17     0.28       0.40
                           ------      ------       ------       ------   ------     ------
Less Distributions:
 Dividends from net
  investment income.....    (0.41)      (0.06)       (0.14)       (0.42)   (0.42)     (0.08)
 Distributions from net
  realized gains........      --          --           --         (0.02)   (0.11)     (0.02)
                           ------      ------       ------       ------   ------     ------
 Total distributions....    (0.41)      (0.06)       (0.14)       (0.44)   (0.53)     (0.10)
                           ------      ------       ------       ------   ------     ------
Net Asset Value, End of
 Period.................   $10.34      $10.34       $10.36       $10.17   $10.44     $10.69
                           ======      ======       ======       ======   ======     ======
 Total Return(c)........     3.79%       0.39%        3.25%        2.05%    2.62%      3.90%
                           ======      ======       ======       ======   ======     ======
Ratios to Average Net
 Assets/ Supplemental
 Data:
 Net assets, end of
  period (in thousands).   $5,012      $   50       $4,138       $4,551   $6,011     $1,262
 Ratio of operating
  expenses to average
  net assets............     0.96%       1.71%(d)     0.98%(d)     0.95%    0.86%      0.79%(d)
 Ratio of net investment
  income to average net
  assets................     3.91%       3.16%(d)     4.02%(d)     4.19%    3.88%      4.09%(d)
 Portfolio turnover
  rate..................       20%         20%           5%          52%      38%        57%
 Ratio of operating
  expenses to average
  net assets without
  waivers...............     1.04%       1.79%(d)     1.22%(d)     1.19%    1.00%      0.93%(d)
 Net investment income
  per share without
  waivers...............   $ 0.40      $ 0.03       $ 0.13       $ 0.38   $ 0.40     $ 0.08

--------

(a) The Fund is authorized to issue Class C Shares. As of June 30, 1996, the Fund had not begun selling Class C Shares.

(b) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(c) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d) Annualized.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) The Munder Tax-Free Intermediate Bond Fund Class A Shares and Class B Shares commenced operations on November 30, 1992 and May 16, 1996, respectively.

(g) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                      INVESTMENT OBJECTIVES AND POLICIES

  This Prospectus describes the following Funds offered by the Company: Bond Fund, Intermediate Bond Fund, U.S. Government Income Fund (the "Bond Funds"); the International Bond Fund, offered by Munder; and the Michigan Triple Tax-Free Bond Fund, Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund (the "Tax-Free Bond Funds") offered by the Company (together, the "Funds"). Purchasing shares of any Fund should not be considered a complete investment program, but an important segment of a well-diversified investment program.

THE BOND FUNDS

  The investment objective of the Bond Fund is to provide a high level of current income, and secondarily, capital appreciation. The Bond Fund's dollar-weighted average maturity will generally be between six and fifteen years except during temporary defensive periods, and will be adjusted by the Advisor according to market conditions. The investment objective of the Intermediate Bond Fund is to provide a competitive rate of return which over time exceeds the rate of inflation and the return provided by money market instruments. The Intermediate Bond Fund's dollar-weighted average maturity will generally be between three and eight years and will be adjusted by the Advisor according to market conditions. The investment objective of the U.S. Government Income Fund is to provide high current income. Under normal market conditions, the U.S. Government Income Fund's dollar-weighted average maturity will be between six and fifteen years, and will be adjusted by the Advisor according to market conditions.

  Each Bond Fund invests substantially all of its assets in debt obligations such as bonds and debentures, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"), debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities and various mortgage-related securities. The Bond Funds may purchase obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. For purposes of the 65% limitation with respect to the Bond Fund and Intermediate Bond Fund described below, the securities described in this paragraph are considered "bonds."

  Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Advisor determines that market conditions warrant, the Bond Funds may invest without limitation in short-term U.S. Government obligations, high quality money market instruments and repurchase agreements. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks.

  The Bond Funds may also invest in futures contracts and options and enter into interest rate swap transactions. See "Portfolio Instruments and Practices and Associated Risk Factors--Futures Contracts and Options" for a discussion of the risks associated with the use of derivative instruments. During normal market conditions at least 65% of each of the Bond Fund's and the Intermediate Bond Fund's total assets will be invested in bonds. During normal market conditions at least 65% of the U.S. Government Income Fund's total assets will be invested in U.S. Government obligations. A further description of the types of obligations and the various investment techniques used by the Bond Funds is provided below under "Portfolio Instruments and Practices and Associated Risk Factors."

INTERNATIONAL BOND FUND

  The investment objective of the International Bond Fund is to realize a competitive total return through a combination of current income and capital appreciation. The Fund seeks to achieve its objective by investing primarily in foreign debt obligations. As an international fund, the Fund may invest in securities of any issuer and in any currency. Under normal market conditions, at least 65% of the Fund's assets are invested in bonds of issuers located in at least three countries other than the United States. The Fund will primarily invest in foreign debt obligations denominated in foreign currencies, including the European Currency Unit ("ECU"), which are issued by foreign governments and governmental agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (e.g. European Investment Bank, Inter-American

Development Bank or the World Bank); corporate debt securities; bank or bank holding company debt securities and other debt securities including those convertible into foreign stock. For the purposes of the 65% limitation with respect to the Fund's designation as an international bond fund, the securities described in this paragraph are considered "international bonds." There can be no assurance that the Fund will achieve its investment objective. Purchasing shares of the Fund should not be considered a complete investment program, but an important segment of a well-diversified investment program.

  The Fund's dollar-weighted average maturity will generally be between three and fifteen years except during temporary defensive periods, and will be adjusted by the Advisor according to market conditions. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Advisor determines that market conditions warrant, the Fund may invest without limitation in short-term U.S. Government obligations, high quality money market instruments and repurchase agreements. Such obligations may include those issued by foreign banks and foreign branches of U.S. Banks. The Fund may also invest in futures contracts and options and enter into interest rate swap transactions. See "Portfolio Instruments and Practices and Associated Risk Factors--Futures Contracts and Options" for a discussion of the risks associated with the use of derivative instruments. A further description of the types of obligations and the various investment techniques used by the Fund is provided below under "Portfolio Instruments and Practices and Associated Risk Factors."

MICHIGAN TRIPLE TAX-FREE BOND FUND

  The investment objective of the Michigan Triple Tax-Free Bond Fund is to provide a high level of current interest income exempt from regular Federal income taxes and to the extent possible Michigan state income tax and intangibles tax as is consistent with prudent investment management and preservation of capital. The Fund seeks to achieve its objective by investing in a professionally managed portfolio of intermediate-term and long-term municipal obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular Federal income tax and Michigan state income, intangibles and single business taxes. The Fund will invest primarily in obligations which have remaining maturities of between three and thirty years. The Fund's dollar-weighted average maturity will generally be between ten and twenty years except during temporary defensive periods, and will be adjusted downward by the Advisor according to market conditions.

  Except during temporary defensive periods, at least 65% of the net assets of the Fund will be invested in municipal obligations issued by the State of Michigan and its political subdivisions ("Michigan Municipal Obligations"). Interest income from certain types of municipal securities may be subject to Federal alternative minimum tax. The Fund will treat certain of these securities as Michigan Municipal Obligations. See "Portfolio Instruments and Practices and Associated Risk Factors--Michigan Municipal Obligations."

TAX-FREE BOND FUND

  The investment objective of the Tax-Free Bond Fund is to provide a high level of current interest income exempt from Federal income taxes and to generate a competitive long-term rate of return as is consistent with prudent investment management and preservation of capital. The Fund will seek to achieve its objective by investing, under normal market conditions, in a professionally managed portfolio of intermediate-term and long-term municipal obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular Federal income tax. "Municipal obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities. The Fund will invest primarily in obligations which have remaining maturities of between three and thirty years. The Fund's dollar-weighted average maturity will generally be between ten and twenty years except during temporary defensive periods, and will be adjusted by the Advisor according to market conditions.

  The Tax-Free Bond Fund may purchase obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. For purposes of the 65% limitation with respect to the Tax-Free Bond Fund described below, the securities described in this paragraph are considered "bonds."

  During normal market conditions at least 65% of the Tax-Free Bond Fund's total assets will be invested in bonds. A further description of the types of obligations and the various investment techniques used by the Tax-Free Bond Fund is provided below under "Portfolio Instruments and Practices and Associated Risk Factors."

  Except during temporary defensive periods, at least 80% of the net assets of the Tax-Free Bond Fund will be invested in municipal obligations, the interest on which is exempt from regular Federal income tax. This policy is fundamental and may be changed only with shareholder approval. A portion of the Fund's dividends may be subject to Federal alternative minimum tax. See "Taxes--Tax-Free Bond Funds."

TAX-FREE INTERMEDIATE BOND FUND

  The Tax-Free Intermediate Bond Fund's investment objective is to provide a competitive level of current interest income exempt from regular Federal income taxes and a total return which, over time, exceeds the rate of inflation and the return provided by tax-free money market instruments. The Fund invests substantially all of its assets in a non-diversified portfolio of short-term and intermediate-term municipal obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular Federal income tax. In addition, in managing the Fund, the Advisor intends to invest, when possible, the Fund's assets in Michigan Municipal Obligations, the interest on which may be exempt from Michigan income tax, Michigan intangibles tax and Michigan single business tax, provided the investment is consistent with the Fund's investment objective and policies. All obligations purchased by the Fund will have remaining maturities of ten years or less (although variable rate demand notes, put option securities, and securities subject to repurchase agreements may bear longer maturities). The portfolio's dollar-weighted average maturity will generally be between three and eight years, and will be adjusted by the Advisor according to market conditions. During certain periods, the dollar-weighted average maturity may be longer than eight years, but will not exceed ten years. See "Portfolio Instruments and Practices and Associated Risk Factors--Michigan Municipal Obligations."

  The Tax-Free Intermediate Bond Fund may purchase obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. For purposes of the 65% limitation with respect to the Tax-Free Intermediate Bond Fund described below, the securities described in this paragraph are considered "bonds."

  During normal market conditions at least 65% of the Tax-Free Intermediate Bond Fund's total assets will be invested in bonds. A further description of the types of obligations and the various investment techniques used by the Tax-Free Intermediate Bond Fund is provided below under "Portfolio Instruments and Practices and Associated Risk Factors."

  Except during temporary defensive periods, at least 80% of the net assets of the Tax-Free Intermediate Bond Fund will be invested in municipal obligations, the interest on which is exempt from regular Federal income tax. This policy is fundamental and may be changed only with shareholder approval. A portion of the Fund's dividends may be subject to Federal alternative minimum tax. See "Taxes--Tax-Free Bond Funds."

        PORTFOLIO INSTRUMENTS AND PRACTICES AND ASSOCIATED RISK FACTORS

  Corporate Obligations. Each Bond Fund and the International Bond Fund may purchase commercial paper and corporate bonds that meet the applicable quality and maturity limitations. Commercial paper may include obligations issued by Canadian and other foreign corporations and Canadian and other foreign counterparts of U.S. corporations and Europaper, which is U.S. dollar-denominated and other foreign commercial paper of a foreign issuer. The International Bond Fund may also purchase commercial paper indexed to certain specific foreign currency exchange rates.

  Each Bond Fund and the International Bond Fund will purchase only those securities which are considered to be investment grade or better (within the four highest rating categories of Standard & Poor's Ratings Service, a division of McGraw-Hill Companies, Inc. ("S&P") or Moody's Investor Services, Inc. ("Moody's")) or, if unrated, of comparable quality. Obligations rated "Baa" by Moody's lack outstanding investment characteristics and have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of obligations rated "BBB" by S&P to pay interest and repay principal than in the case of higher grade obligations. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the Fund to sell such security. However, the Advisor will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. To the extent that the ratings given by Moody's, S&P or another nationally recognized statistical rating organization for securities may change as a result of changes in the rating systems or because of corporate reorganization of such rating organizations, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment objectives and policies of the Funds. Descriptions of each rating category are included as Appendix A to the Statement of Additional Information.

  Bank Obligations. Each Bond Fund and the International Bond Fund may purchase U.S. dollar-denominated bank obligations, including certificates of deposit, bankers' acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The International Bond Fund may also purchase debt obligations issued or guaranteed by supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank and European Union; and debt obligations of U.S. and foreign banks and bank holding companies. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches. See "Foreign Securities" for a discussion of the risks associated with investments in obligations of foreign banks and foreign branches of domestic banks. Investments by a Bond Fund and the International Bond Fund in the obligations of foreign banks and foreign branches of domestic banks will not exceed 25% of the Fund's total assets at the time of investment. Foreign bank obligations include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs"), Canadian Time Deposits ("CTDs"), Schedule Bs, Yankee Certificates of Deposit ("Yankee CDs") and Yankee Bankers' Acceptances ("Yankee BAs"). A discussion of these obligations appears in the Statement of Additional Information under "Additional Information on Portfolio Investments--Non-Domestic Bank Obligations."

  Asset-Backed Securities. Subject to applicable maturity and credit criteria, the Bond Funds and the International Bond Fund may purchase asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current market rates and current conditions in the relevant housing markets. In calculating the average weighted maturity of the Bond Funds and the International Bond Fund, the maturity of mortgage-backed instruments will be based on estimates of average life. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent that a Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of premium paid.

  Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PAC") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. The Funds will not purchase "residual" CMO interests, which normally exhibit the greatest price volatility.

  Interest Rate and Currency Swaps. For hedging purposes, the International Bond Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. An interest rate or currency swap is a derivative instrument which involves an agreement between the Fund and another party to exchange payments calculated as if they were interest on a fictitious ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor is a derivative instrument which entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.

  The Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the SEC.

  The use of swaps, caps and floors is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor's forecast of market values, interest rates, currency rates of exchange and other applicable factors is incorrect, the investment performance of the Fund will diminish compared with the performance that could have been achieved if these investment techniques were not used. Moreover, even if the Advisor's forecasts were correct, a Fund's swap position may correlate imperfectly with the asset or liability being hedged. In addition, in the event of a default by the other party to the transaction, the Fund might incur a loss.

  U.S. Government Obligations. The Bond Funds and the International Bond Fund may purchase obligations issued or guaranteed by the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

  Borrowing. The Funds are authorized to borrow money in amounts up to 5% of the value of each Fund's total assets at the time of such borrowing for temporary purposes. However, a Fund is authorized to borrow money in amounts up to 33 1/3% of its assets, as permitted by the 1940 Act, for the purpose of meeting redemption requests. Borrowing by a Fund creates an opportunity for greater total return but, at the same time, increases exposure to capital risk. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. However, a Fund will not purchase portfolio securities while borrowings exceed 5% of a Fund's total assets. For more detailed information with respect to the risks associated with borrowing, see the heading "Borrowing" in the Statement of Additional Information.

  Stripped Securities. The Bond Funds and the International Bond Fund may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATS) and also may purchase Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their "face value" and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Stripped securities will normally be considered illiquid investments and will be acquired subject to the limitation on illiquid investments unless determined to be liquid under guidelines established by the Board of Trustees/Directors.

  Repurchase Agreements. The Bond Funds and the International Bond Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with which a Fund may enter into repurchase agreements include member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer. The Advisor will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations, except with respect to repurchase agreement secured by U.S. government securities.

  Reverse Repurchase Agreements. Each Bond Fund and the International Bond Fund may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

  Foreign Securities. Each Fund (except the International Bond Fund) may invest up to 10% of its net assets in foreign securities. Under normal market conditions, at least 65% of the International Bond Fund's assets are invested in bonds of issuers located in at least three countries other than the United States. The Bond Funds may invest in the securities of foreign issuers, and the Tax-Free Bond Funds may purchase securities that are backed by letters of credit or guarantees issued by foreign financial institutions. The International Bond Fund may purchase debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including foreign states, provinces or municipalities, and corporate debt securities. There are certain risks and costs involved in investing in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in U.S. investments. Investments in foreign securities involve higher costs than investment in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect the payment of principal and interest on foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and record keeping requirements.

  Forward Foreign Currency Transactions. Each of the Bond Funds and the International Bond Fund may enter into forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A Fund may not enter into these contracts for speculative purposes. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Each of the Bond Funds and the International Bond Fund normally conduct their foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis. Under normal circumstances, the Advisor expects that a Fund will enter into forward currency contracts. A Fund generally will not enter into a forward contract with a term of greater than one year. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and a Fund's total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with the Fund's custodian of cash, U.S. Government securities or other high grade debt obligations which are marked to market daily.

  Futures Contracts and Options. The Bond Funds and the International Bond Fund may write covered call options, buy put options, buy call options and write secured put options. Such options may be related to particular securities or to various bond indices. The Bond Funds and the International Bond Fund may also invest in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. However, a Fund may not purchase or sell a futures contract unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets.

  Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in the consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell, and the writer the obligation to purchase, the underlying security prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a bond index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

  Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a bond or securities index. When interest rates are rising, futures contracts can offset a decline in value of the Fund's portfolio securities. When rates are falling, these contracts can secure higher yields for securities the Fund intends to purchase.

  The Bond Funds and the International Bond Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a decline in interest rates, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline as a result of an increase in interest rates, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. The International Bond Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies and purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over the counter) to manage the Fund's exposure to changes in currency exchange rates.

  In connection with a Fund's position in a futures contract or option thereon, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable requirements of the SEC.

  The use of derivative instruments exposes a Fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include:
(1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) inability to close out certain hedged positions to avoid adverse tax consequences; (5) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (6) leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and (7) particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position. For a further discussion see "Fund Investments" and Appendix B in the Statement of Additional Information.

  Municipal Obligations. Long-term instruments acquired by the Tax-Free Bond Funds will be rated at the time of purchase "A" or better by Moody's or S&P or, if unrated, will be of comparable quality as determined by the Advisor. Short-term instruments acquired by these Funds will either have short-term debt ratings at the time of purchase in the top two categories by one or more unaffiliated nationally recognized statistical rating organizations or will be issued by issuers with such ratings. Unrated instruments purchased by a Fund will be of comparable quality as determined by the Advisor.

  Although each Tax-Free Bond Fund may invest more than 25% of its net assets in municipal revenue obligations, the interest on which is paid solely from revenues of similar projects, the Funds do not currently intend to do so on a regular basis. If it does, a Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects to a greater extent that it would be if its assets were not so concentrated.

  Except during temporary defensive periods, at least 80% of the net assets of each of the Tax-Free Bond Funds will be invested in municipal obligations, the interest on which is exempt from regular Federal income tax. This policy is fundamental and may be changed only with shareholder approval. A portion of a Fund's dividends may be subject to Federal alternative minimum tax. See "Taxes--Tax-Free Bond Funds."

  The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  Municipal obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

  Michigan Municipal Obligations. In managing the Michigan Triple Tax-Free Bond Fund, the Advisor intends to concentrate in Michigan Municipal Obligations. Additionally, in managing the Tax-Free Intermediate Bond Fund, the Advisor intends to invest, when possible, the Fund's assets in Michigan Municipal Obligations, provided the investment is consistent with the Fund's investment objective and policies. The number of Michigan municipal issuers is, however, relatively limited, and the supply of municipal obligations issued by them that meet the Fund's investment criteria is restricted. In addition, Comerica Bank and its affiliates deal in certain Michigan obligations and, under the Investment Company Act of 1940, as amended (the "1940 Act"), are prevented from entering into securities transactions with the Funds on a principal basis. The 1940 Act also limits the Funds' ability to purchase securities from underwriting syndicates in which either Comerica Bank or one of its affiliates is a member. For these reasons the Advisor cannot predict precisely what percentage of the Fund's portfolio will be invested in such issuers. If the State of Michigan or any of its political subdivisions were to suffer serious financial difficulties jeopardizing their ability to pay their obligations, the marketability of obligations issued by the State or localities within the State, and the value of the Funds' portfolio, could be adversely affected.

  The principal sectors of Michigan's diversified economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing. In 1960, employment in such industry accounted for 33% of the State's work force. By 1994, this figure had fallen to 17%. However, such manufacturing continues to be an important part of the State's economy. The particular industries are highly cyclical and in the period 1996-1997 are expected to operate at somewhat less than full capacity. This factor generally adversely affects the revenue streams of the State and its political subdivisions because it adversely impacts tax sources, particularly sales, income and single business taxes.

  In 1994, a ballot proposal ("Proposal A") to implement extensive property tax and school finance reform measures was subject to voter approval and in fact approved on March 15, 1994. Under Proposal A as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6% and the State income tax decreased from 4.6% to 4.4%. As of January 1, 1995, a 0.75% real estate transfer tax also became effective. In 1994, a State education property tax of 6 mills was imposed on all real and personal property currently subject to the general property tax. In addition, all school boards can now, with voter approval, levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes, on non-homestead property. Proposal A contained additional provisions regarding the ability of local school districts to levy taxes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value is adjusted to equal 50% of true cash value. Under Proposal A, much of the additional revenue generated by these taxes is dedicated to the State School Aid Fund.

  Currently, the State's general obligation bonds are rated AA by Moody's and AA by Fitch. To the extent that the portfolio of Michigan municipal bonds is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan itself, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State. The Statement of Additional Information includes a further discussion of Proposal A and economic conditions in Michigan.

  Except as stated above with respect to investments by the Michigan Triple Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund in Michigan Municipal Obligations, the Advisor does not intend to invest more than 25% of any Fund's total assets on a regular basis in securities whose issuers are in the same state.

  Variable and Floating Rate Securities. Each Fund may purchase variable and floating rate securities which may have stated maturities in excess of the Fund's maturity limitations but are deemed to have shorter maturities because the Fund can demand payment of the principal of the security at least once within such periods on not more than thirty days' notice (this demand feature is not required if the security is guaranteed by the U.S. Government or an agency or instrumentality thereof). These securities may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate securities will be determined by the Advisor to be of comparable quality at the time of purchase to rated securities purchasable by the Funds. The absence of an active secondary market, however, could make it difficult to dispose of the securities, and a Fund could suffer a loss if the issuer defaulted or during periods when the Fund is not entitled to exercise its demand rights. Variable and floating rate securities held by a Fund will be subject to the Fund's limitation on illiquid investments when a Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

  Fixed Income Securities. Generally, the market value of fixed income securities held by the Funds can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that in periods of declining interest rates the yields of investment portfolios composed primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. The Bond Funds and the International Bond Fund may purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

  Guaranteed Investment Contracts. The Funds may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. A Fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees/Directors. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to the limitation on illiquid investments.

  When-Issued Purchases and Forward Commitments. The Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. Each Fund will establish a segregated account consisting of cash, U.S. Government securities or other high grade debt obligations in an amount equal to the amount of its when-issued purchases and forward commitments. Each Fund's when-issued purchases and forward purchase commitments are not expected to exceed 25% of the value of the Fund's total assets absent unusual market conditions. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

  Investment Company Securities. In connection with the management of their daily cash positions, the Funds may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (i.e., "money market funds"). Securities of other investment companies will be acquired within limits prescribed by the 1940 Act. These limitations, among other matters, restrict investments in securities of other investment companies to no more than 10% of the value of a Fund's total assets, with no more than 5% invested in the securities of any one investment company. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the fees and expenses the Fund bears directly in connection with its own operations.

  Temporary Investments. The Tax-Free Bond Funds may hold uninvested cash if, in the opinion of the Advisor, suitable obligations bearing tax-exempt interest are unavailable. Uninvested cash will not earn income. In addition, each of the Tax-Free Bond Funds may invest from time to time, to the extent consistent with its investment objective, a portion of its assets on a temporary basis or for temporary defensive purposes in short-term money market instruments ("Temporary Investments"), the income from which is subject to Federal income tax.

  Temporary Investments will generally not exceed 20% of the total assets of a Tax-Free Bond Fund, except when made for temporary defensive purposes, and may include obligations of the U.S. Government or its agencies or instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest categories of either Moody's or S&P; certificates of deposit or bankers' acceptances of domestic branches of U.S. banks with total assets at the time of purchase of $1 billion or more; and repurchase agreements with respect to such obligations.

  Illiquid Securities. Each of the Funds will not invest more than 15% of the value of its net assets (determined at the time of acquisition) in securities that are illiquid. If, after the time of acquisition, events cause this limit to be exceeded, a Fund will take steps to reduce the aggregate amount of its illiquid holdings as soon as reasonably practicable in accordance with the policies of the SEC. Subject to this limitation are GICs and repurchase agreements and time deposits which do not provide for payment within seven days. Each Bond Fund may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). Each Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities").
Section 4(2) paper is restricted as to disposition under Federal securities laws, and generally is sold to institutional investors which agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchasers must be an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the
Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper Rule 144A securities is not determined to be liquid, that investment will be included within a Fund's limitation on investments in illiquid securities. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Boards of Trustees/Directors.

  Diversification. The Bond Funds and Tax-Free Bond Fund are each classified as a diversified investment company under the 1940 Act; the International Bond Fund, Michigan Triple Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund are each classified as non-diversified and, consequently, are not subject to the provisions of the 1940 Act which would otherwise limit the proportion of their assets that may be invested in obligations of a single issuer. Because these Funds may hold a relatively high proportion of their assets in a limited number of issuers, investments in these Funds may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. The Funds will, however, comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code").

  Lending of Portfolio Securities. To enhance the return of each of their respective portfolios, each Fund may lend securities in its portfolios representing up to 25% of its total assets, taken at market value, to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible delay in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

  Portfolio Transactions and Turnover. All orders for the purchase or sale of securities on behalf of a Fund are placed with broker/dealers the Advisor selects. A high portfolio turnover rate involves larger brokerage commission expenses or transaction costs which must be borne directly by a Fund and may result in the realization of short-term capital gains which are taxable to shareholders as ordinary income. The Advisor will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with a Fund's respective objectives and policies. It is anticipated that the International Bond Fund's annual portfolio turnover will range from 200% to 300%. See "Financial Highlights" for the portfolio turnover rate of each of the Funds other than the International Bond Fund.

                            INVESTMENT LIMITATIONS

  A Fund's investment objective and policies may be changed by the Company's Board of Trustees or Munder's Board of Directors, where applicable, without shareholder approval. However, shareholders will be notified in writing at least thirty days in advance of any such material change, except where advance notice is not required. No assurance can be given that a Fund will achieve its investment objective.

  Except for the policy to invest at least 80% of each Tax-Free Bond Fund's net assets in municipal obligations bearing tax-exempt interest, the investment objectives and policies stated above may be changed by the Board of Trustees without approval by a majority of a Fund's outstanding shares.

  Each Fund has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Fund" (as defined in the Statement of Additional Information). These fundamental investment policies are set forth in full in the Statement of Additional Information.

                            HOW TO PURCHASE SHARES

  This Prospectus offers individual investors three methods of purchasing shares of the Funds, thus enabling investors to choose the Class that best suits their needs, given the amount of purchase and intended duration of investment.

  Shares of a Fund are sold on a continuous basis and may be purchased on any day the New York Stock Exchange is open for business (a "Business Day") through authorized investment dealers or directly from the Distributor or the Transfer Agent. Only the Distributor and investment dealers which have a sales agreement with the Distributor are authorized to sell shares of a Fund. The Distributor is a registered broker/dealer with principal offices at 60 State Street, Boston, Massachusetts, 02109.

  Shares will be credited to a shareholder's account at the public offering price next computed after an order is received by the Distributor or a dealer, less any applicable initial sales charges. The issuance of shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. The Fund's management reserves the right to reject any purchase order if in its opinion, it is in the Fund's best interest to do so and to suspend the offering of shares of any class for any period of time.

  The minimum initial investment for Class A, Class B and Class C Shares is $1,000 and subsequent investments must be at least $50. Purchases in excess of $250,000 must be for Class A Shares or Class C Shares.

DIFFERENCES AMONG THE CLASSES

  The primary distinctions among the classes of the Fund's Shares are in their sales charge structures and ongoing expenses, as summarized in the table below. Each class has distinct advantages and disadvantages for different investors, and investors may choose the class that best suits their circumstances and objectives.

                                               ANNUAL 12B-1 FEES
                                              (AS A % OF AVERAGE
                   SALES CHARGE                DAILY NET ASSETS)             OTHER INFORMATION
                   ------------               ------------------             -----------------
Class A  Maximum initial sales charge of   Service fee of 0.25%      Initial sales charge waived or
         4% of the public offering price                             reduced for certain purchases
Class B  Maximum CDSC of 5% of             Service fee of 0.25%;     CDSC waived for certain
         redemption proceeds; declines to  distribution fee of 0.75% redemptions, shares convert to
         zero after six years                                        Class A Shares approximately six
                                                                     years after issuance, subject to
                                                                     receipt of certain tax rulings or
                                                                     opinions
Class C  Maximum CDSC of 1% of             Service fee of 0.25%;     Shares do not convert to an-
         redemption proceeds for           distribution fee of 0.75% other class
         redemptions made within the first
         year after purchase

FACTORS TO CONSIDER IN CHOOSING A CLASS OF SHARES

  In deciding which class of shares to purchase, investors should consider the cost of sales charges together with the cost of the ongoing annual expenses described below, as well as any other relevant facts and circumstances:

 SALES CHARGES

  Class A Shares are sold at net asset value plus an initial sales charge of up to 4% of the public offering price. Because of this initial sales charge, not all of a Class A shareholder's purchase price is invested in the Fund. Class A Shares sold pursuant to a complete waiver of the initial sales charge applicable to large purchases are subject to a 1% contingent deferred sales charge if redeemed within one year of the date of purchase.

  Class B Shares are sold with no initial sales charge, but a contingent deferred sales charge of up to 5% of the redemption proceeds applies to redemptions made within six years of purchase. See "How to Redeem Shares-- Contingent Deferred Sales Charge--Class B Shares." Class B Shares are subject to higher ongoing expenses than Class A Shares, but automatically convert to Class A Shares approximately six years after issuance subject to receipt of certain tax rulings and opinions.

  Class C Shares are sold without an initial sales charge or a CDSC, except for a CDSC of 1% applicable to redemptions made within the first year after investing. Thus, the entire amount of a Class B or C shareholder's purchase price is immediately invested in the Fund.

 WAIVER AND REDUCTIONS OF CLASS A SALES CHARGES

  Class A share purchases of $100,000 or more may be made at a reduced sales charge. In considering the combined cost of sales charges and ongoing annual expenses, investors should take into account any applicable reduced sales charges on Class A Shares. In addition, the entire initial sales charge on Class A Shares is waived for certain eligible purchasers. See "Initial Sales Charge--Class A Shares" and "Sales Charge Waivers--Class A Shares." Because Class A Shares bear lower ongoing, annual expenses than Class B Shares or Class C Shares, investors eligible for complete initial sales charge waivers should purchase Class A Shares.

 ONGOING ANNUAL EXPENSES

  Classes A, B and C Shares pay an annual 12b-1 service fee of 0.25% of average daily net assets. Classes B and C Shares pay an annual 12b-1 distribution fee of 0.75% of average daily net assets. An investor should consider both ongoing annual expenses and initial or contingent deferred sales charges in estimating the costs of investing in the respective classes of Fund shares over various time periods.

  For example, assuming a constant net asset value, the cumulative distribution fee on Class B and Class C Shares would approximate the expense of the 4% maximum initial sales charge on the Class A Shares if the shares were held for approximately 5 1/2 years. Because Class B Shares convert to Class A Shares (which do not bear the expense of ongoing distribution fees) approximately six years after purchase (subject to receipt of certain tax rulings or opinions), an investor expecting to hold shares of a Fund for longer than six years would generally pay lower cumulative expenses by purchasing Class B Shares than by purchasing Class C Shares. An investor expecting to hold shares of a Fund for less than four years would generally pay lower cumulative expenses by purchasing Class C Shares than by purchasing Class A Shares, and due to the contingent deferred sales charges that would become payable on redemption of Class B Shares, such an investor would generally pay lower cumulative expenses by purchasing Class C Shares than by purchasing Class B Shares. On the other hand, an investor expecting to hold shares of a Fund for more than six years would generally pay lower cumulative expenses by purchasing Class B Shares because of the Class B conversion feature described under "Conversion of Class B Shares." An investor who qualifies for a reduction or waiver of the initial sales charge on Class A Shares may pay lower cumulative expenses by purchasing Class A Shares than by purchasing Class B or Class C Shares.

  The foregoing examples do not reflect, among other variables, the cost or benefit of bearing sales charges or distribution fees at the time of purchase, upon redemption or over time, nor can they reflect fluctuations in the net asset value of Fund shares, which will affect the actual amount of expenses paid. Expenses borne by classes may differ slightly because of the allocation of other class-specific expenses, such as transfer agency fees, printing and postage expenses related to shareholder reports, prospectuses and proxies, and securities registration fees. The example set forth above under "Fund Expenses" shows the cumulative expenses an investor would pay over periods of one, three, five and ten years on a hypothetical investment in each class of Fund shares, assuming an annual return of 5%.

 OTHER INFORMATION

  Dealers may receive different levels of compensation for selling one particular class of Fund shares rather than another. Investors should understand that distribution fees and initial and contingent deferred sales charges all are intended to compensate Funds Distributor, Inc., principal underwriter of the Fund's shares, for distribution services.

  An account may be opened by mailing a check or other negotiable bank draft (payable to The Munder Funds) for $1,000 or more for Class A, Class B or Class C Shares with a completed and signed Account Application Form to The Munder Funds, c/o First Data, P.O. Box 5130, Westborough, Massachusetts 01581-5130. An Account Application Form may be obtained by calling (800) 438-5789. All such investments are made at the public offering price of Fund shares next computed following receipt of payment by the Transfer Agent. The public offering price for the shares is the per share net asset value (see "Net Asset Value") next determined after receipt of the order by the dealer, plus any applicable initial sales charge for Class A Shares. Confirmations of the opening of an account and of all subsequent transactions in the account are forwarded by the Transfer Agent to the shareholder's address of record. When placing purchase orders, investors should specify the class of shares being purchased. All share purchase orders that fail to specify a class will automatically be invested in Class A Shares.

  The completed investment application must indicate a certified valid taxpayer identification number. Failure to provide a certified taxpayer identification number may result in backup withholding at the rate of 31%. Additionally, investors may be subject to penalties if they falsify information with respect to their taxpayer identification numbers.

  In addition, investors having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of a Fund by requesting their bank to transmit funds by wire to Boston Safe Deposit and Trust Company, Boston, MA, ABA #011001234, DDA #16-798-3, Fund Name, Shareholder Account Number, Account of (Registered Shareholder). Before wiring any funds, an investor must contact the Fund by calling (800) 438-5789 to confirm the wire instructions. The investor's name, account number, taxpayer identification or social security number, and address must be specified in the wire. In addition, an Account Application Form containing the investor's taxpayer identification number should be forwarded within seven days of purchase to The Munder Funds, c/o First Data, P.O. Box 5130, Westborough, Massachusetts 01581-5130.

  Additional investments may be made at any time through the wire procedures described above, which must include the investor's name and account number. The investor's bank may impose a fee for investments by wire.

AUTOMATIC INVESTMENT PLAN ("AIP")

  An investor in Class A, Class B and Class C Shares of any Fund may arrange for periodic investments in that Fund through automatic deductions from a checking or savings account by completing the AIP Application Form or by calling the Fund at (800) 438-5789. The minimum pre-authorized investment amount is $50. Such a plan is voluntary and may be discontinued by the shareholder at any time or by the Funds on 30-days' written notice to the shareholder.

  In addition, the Funds offer a pre-authorized checking plan by which investors may accumulate shares of a Fund regularly each month by means of automatic debits to their checking accounts. There is a $50 minimum on each automatic debit. Shareholders may choose this option by checking the appropriate part of the applications form or by calling the Funds at (800) 438-5789. Such a plan is voluntary and may be discontinued by the shareholder at any time or by the Funds on 30 days' written notice to the shareholder.

  See the Statement of Additional Information for further information regarding purchases of the Funds' Shares.

REINVESTMENT PRIVILEGE

  Upon redemption of Class A, B or C Shares of a Fund (or Class A, B or C Shares of another non-money market fund of the Company or Munder Funds), a shareholder has an annual right, to be exercised within 60 days, to reinvest the redemption proceeds in shares of the same Class of the same Fund without any sales charges of redemption. The Transfer Agent must be notified in writing by the purchaser, or by his or her broker, at the time the purchase is made of the reinvestment in order to eliminate a sales charge.

INITIAL SALES CHARGE--CLASS A SHARES

  The public offering price of Class A Shares is the next determined net asset value, plus any applicable sales charge, which will vary with the size of the purchase as shown in the following table:

                 INITIAL SALES CHARGE SCHEDULE--CLASS A SHARES

                                     SALES CHARGE AS A PERCENTAGE  DISCOUNT TO
                                                  OF                 SELECTED
                                     ----------------------------  DEALERS AS A
                                     OFFERING NET AMOUNT INVESTED PERCENTAGE OF
AMOUNT OF PURCHASE                    PRICE    (NET ASSET VALUE)  OFFERING PRICE
------------------                   -------- ------------------- --------------
Less than $100,000..................  4.00%          4.17%            3.75%
$100,000 but less than $250,000.....  3.00%          3.09%            2.75%
$250,000 but less than $500,000.....  2.00%          2.04%            1.75%
$500,000 but less than $1,000,000...  1.25%          1.27%            1.00%
$1,000,000 or more..................  None*          None*        (see below)**

--------
*No initial sales charge applies on investments of $1 million or more, but a CDSC of 1% is imposed on certain redemptions within one year of the purchase. Class A Shares of the Funds purchased on or before June 27, 1995 are subject to a different CDSC. See "How to Redeem Shares--Contingent Deferred Sales Charge--Class A and Class C Shares."
**A 1% commission will be paid by the Distributor to dealers who initiate and are responsible for purchases of $1 million or more.

  The Distributor will pay the appropriate Dealers' Reallowance to brokers purchasing Class A Shares. From time to time, the Distributor may reallow to brokers the full amount of the sales charge on Class A Shares. To the extent the Distributor reallows more than 90% of the sales charge to brokers, such brokers may be deemed to be underwriters under the Securities Act of 1933, as amended. In addition to the Dealers' Reallowance, the Distributor will, from time to time, at its expense or as an expense for which it may be reimbursed under the Class B Plan or Class C Plan described below, pay a bonus or other consideration or incentive (which may be in the form of merchandise or trips) to brokers or institutions which sell a minimum dollar amount of shares of a Fund during a specified period of time. Dealers may receive compensation from the Distributor on sales made without a sales charge.

SALES CHARGE WAIVERS--CLASS A SHARES

  Upon notice to the Transfer Agent at the time of purchase, the initial sales charge will be waived on sales of Class A Shares to the following types of purchasers: (1) individuals with an investment account or relationship with the Advisor; (2) full-time employees and retired employees of the Advisor, employees of the Fund's Administrator, Distributor and Custodian, and immediate family members of such persons; (3) registered broker-dealers that have entered into selling agreements with the Distributor, for their own accounts or for retirement plans for their employees or sold to registered representatives or full-time employees (and their families) that certify to the Distributor at the time of purchase that such purchase if for their own account (or for the benefit of their families); (4) certain qualified employee benefit plans as defined below; and (5) financial institutions, financial planners or employee benefit plan consultants acting for the accounts of their clients.

QUALIFIED EMPLOYER SPONSORED RETIREMENT PLANS

  Upon notice to the Transfer Agent at the time of purchase, the initial sales charge will be waived on purchases by employer sponsored retirement plans which are qualified under Section 401(a) of the Code including: 401(k) plans, defined benefit pension plans, profit-sharing pension plans, money-purchase pension plans; and Section 457 deferred compensation plans and Section 403(b) plans (each, a "Qualified Employee Benefit Plan") that (1) invest $1,000,000 or more in Class A Shares of investment portfolios offered by the Company (other than the Index 500 Fund) or Munder or (2) have at least 75 eligible plan participants. In addition, the contingent deferred sales charge of 1% imposed on certain redemptions within one year of purchase will be waived for Qualified Employee Benefit Plan purchases that meet the above criteria. A 1% commission will be paid by the Distributor to dealers who initiate and are responsible for Qualified Employee Benefit Plan purchases that meet the above criteria. For purposes of the foregoing sales charge waiver, Simplified Employee Pension Plans ("SEPs") and Individual Retirement Accounts ("IRAs") are not considered to be Qualified Employee Benefit Plans.

  Sales charges will be waived for individuals who purchase Class A Shares with the proceeds of distributions from qualified retirement plans for which the Advisor serves as investment advisor. Sales charges will be waived for individuals who purchase Class A Shares with the proceeds of redemptions of Class Y Shares of the Funds of the Company or Munder if the proceeds are invested within 60 days of redemptions. See "Other Information--Description of Shares."

  If an investor intends to purchase over the next 13 months at least $100,000 of Class A Shares, the sales charge may be reduced by completing the Letter of Intent portion of the Account Application Form or the applicable form from the investor's broker. The Letter of Intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period. In addition, pursuant to a Letter of Intent, the Custodian will hold in escrow the difference between the sales charge applicable to the amount initially purchased and the sales charge paid at the time of the investment which is based on the amount covered by the Letter of Intent. The amount held in escrow will be applied to the investor's account at the end of the 13-month period unless the amount specified in the Letter of Intent is not purchased.

  The Letter of Intent will not obligate the investor to purchase shares, but if he or she does, each purchase made during the period will be at the sales charge applicable to the total amount intended to be purchased. The letter may be dated as of a prior date to include any purchase made within the past 90 days. The Letter of Intent will apply only to Class A Shares of the Funds or other investment portfolios of the Company and Munder. The value of Class B or Class C Shares of any Fund of the Company or Munder will not be counted toward the fulfillment of a Letter of Intent.

  As shown in the table under "Initial Sales Charge--Class A Shares," larger purchases may reduce the sales charge paid. Upon notice to the investor's broker or the Transfer Agent, purchases of Class A Shares that are made by the investor, his or her spouse, his or her children under age 21 and his or her IRA will be combined when calculating the sales charge. The value of Class B or Class C Shares of any fund of the Company or Munder will not be counted toward the foregoing Quantity Discounts.

  An investor who has previously purchased Class A Shares of a non-money market fund of the Company or Munder upon which a sales charge has already been paid may upon request aggregate investments in such shares with current purchases to determine the applicable sales charge for current purchases. An investor's aggregate investment is the total value (based upon the greater of current net asset value or the public offering price originally paid, if provided at the time of purchase) of: (a) current purchases, and (b) shares that are beneficially owned by the investor for which a sales charge has already been paid. Similarly, with respect to each subsequent investment, all Class A Shares of a non-money market fund of the Company or Munder upon which a sales charge has already been paid that are beneficially owned by the investor at the time of investment may be combined to determine the applicable sales charge.

  Pursuant to the Funds' Variable Pricing System, each Fund issues two additional classes of shares, Class K and Class Y Shares in addition to the classes described in this Prospectus. Class K and Class Y Shares have different sales charges and expense levels, which will affect performance. Investors may call (800) 438-5789 to obtain more information concerning Class K and Class Y Shares. When placing purchase orders, investors should specify the class of shares being purchased. All share purchase orders that fail to specify a class will automatically be invested in Class A Shares.

                             HOW TO REDEEM SHARES

  Generally, shareholders may require a Fund to redeem their shares by sending a written request, signed by the record owner(s), to The Munder Funds, c/o First Data, P.O. Box 5130, Westborough, Massachusetts 01581-5130.

SIGNATURE GUARANTEE

  If the proceeds of the redemption are greater than $50,000, or are to be paid to someone other than the registered holder, or to other than the shareholder's address of record, or if the shares are to be transferred, the owner's signature must be guaranteed by a commercial bank, trust company, savings association or credit union as defined by the Federal Deposit Insurance Act, or by a securities firm having membership on a recognized national securities exchange. If the proceeds of the redemption are less than $50,000, no signature guarantees are required for shares for which certificates have not been issued when an application is on file with the Transfer Agent and payment is to be made to the shareholder of record at the shareholder's address of record. The redemption price shall be the net asset value per share next computed after receipt of the redemption request in proper order. See "Net Asset Value." Redemption proceeds will be reduced by the amount of any CDSC (see below).

EXPEDITED REDEMPTION

  In addition, a shareholder redeeming at least $1,000 of shares and who has authorized expedited redemption on the application form filed with the Transfer Agent may, at the time of such redemption, request that funds be mailed to the commercial bank or registered broker-dealer previously designated on the application form by telephoning a Fund at (800) 438-5789 prior to 4:00 p.m. New York City time. Redemption proceeds will be sent on the next business day following receipt of the telephone redemption request. If a shareholder seeks to use an expedited method of redemption of shares recently purchased by check, a Fund may withhold the redemption proceeds until it is reasonably assured of the collection of the check representing the purchase, which may take up to 15 days.

  There is no minimum requirement for telephone redemptions paid by check. However, the Transfer Agent may deduct its current wire fee from the principal in the shareholder's account for wire redemptions under $5,000. As of the date of this Prospectus, this fee was $7.50 for each wire redemption. There is no charge for wire redemptions of $5,000 or more.

  The Company, Munder, the Distributor and the Transfer Agent reserve the right at any time to suspend or terminate the expedited redemption procedure or to impose a fee for this service. During periods of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone redemptions. The Transfer Agent has instituted procedures that it believes are reasonably designed to insure that redemption instructions communicated by telephone are genuine, and could be liable for losses caused by unauthorized or fraudulent instructions in the absence of such procedures. The procedures currently include a recorded verification of the shareholder's name, social security number and account number, followed by the mailing of a statement confirming the transaction, which is sent to the address of record. If these procedures are followed, neither the Company, Munder, the Distributor nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone redemptions effected upon instructions believed by them to be genuine. Redemption proceeds will be mailed only according to the previously established instructions.

  The Funds ordinarily will make payment for all shares redeemed within seven business days after the receipt of the redemption request by the Transfer Agent in proper form, however the right of redemption and payment of redemption proceeds are subject to suspension for any period during which the New York Stock Exchange is closed, or when trading on the New York Stock Exchange is restricted as determined by the SEC; during any period when an emergency, as defined by the rules and regulations of the SEC, exists; or during any period when the SEC has by order permitted such suspension. The Funds will not mail redemption proceeds until checks (including certified checks or cashier's checks) received for the shares purchased have cleared, which can be as long as 15 days.

  The value of shares on repurchase may be more or less than the investor's cost depending upon the market value of a Fund's portfolio securities at the time of redemption. No redemption fee is charged for the redemption of shares but a contingent deferred sales charge is imposed on certain redemptions of Class A, Class B and Class C Shares as described below.

REDEMPTION BY CHECK

  Free check writing is available with respect to Class A Shares of the Funds, other than the International Bond Fund. With this service, a shareholder may write checks in the amount of $500 or more. To establish this check writing service after opening an account, the shareholder must contact the Transfer Agent or his or her broker to obtain an Account Application Form. Upon 30 days' prior written notice to shareholders, the check writing privilege may be modified or terminated. An investor cannot close an account in a Fund by writing a check. A shareholder will receive the dividends declared on the shares to be redeemed up to the date that a check is presented to the Custodian for payment.

INVOLUNTARY REDEMPTION

  A Fund may involuntarily redeem an investor's shares if the net asset value of such shares is less than $500; provided that involuntary redemptions will not result from fluctuations in the value of an investor's shares. An investor may be notified that the value of the investor's account is less than $500, in which case the investor would be allowed 60 days to make an additional investment before the redemption is processed.

AUTOMATIC WITHDRAWAL PLAN ("AWP")

  The Funds offer an Automatic Withdrawal Plan which may be used by holders of Class A, Class B and Class C Shares who wish to receive regular distributions from their accounts. Upon commencement of the AWP, the account must have a current value of $2,500 or more in a Fund. Shareholders may elect to receive automatic cash payments of $50 or more on a monthly, quarterly, semi-annual, or annual basis. Automatic withdrawals are normally processed on the 20th day of the applicable month or, if such day is not a day the New York Stock Exchange is open for business, on the next business day, and are paid promptly thereafter. An investor may utilize the AWP by completing the AWP Application Form available through the Transfer Agent.

  Shareholders should realize that if withdrawals exceed capital appreciation and/or income dividends their invested principal in the account will be depleted. Thus, depending upon the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, their original investment could be exhausted entirely. To participate in the AWP, shareholders must have their dividends automatically reinvested and may not hold share certificates. Shareholders may change or cancel the AWP at any time, upon written notice to the Transfer Agent. Purchases of additional Class A Shares of a Fund concurrently with withdrawals may be disadvantageous to investors because of the sales charges involved, and, therefore, is discouraged. Class B and Class C Shares, if any, that are redeemed in connection with the AWP are still subject to the applicable CDSC.

CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES

  Class B Shares that are redeemed within six years of purchase will be subject to a CDSC as set forth below. A CDSC payable to the Distributor is imposed on any redemption of shares that causes the current value of a shareholder's account to fall below the dollar amount of all payments by the shareholder for the purchase of shares during the preceding six years.

  The CDSC will be waived for certain exchanges as described below. In addition, Class B Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents (1) reinvestment of dividends or capital gains distributions, (2) shares held more than six years, or (3) capital appreciation of shares redeemed. In determining the applicability and rate of any CDSC, it will be assumed that a redemption of Class B Shares is made first of shares representing reinvestment of dividends and capital gains distributions, then any appreciation on shares redeemed, and then of remaining shares held by the shareholders for the longest period of time. The purchase payment from which a redemption is made is assumed to be the earliest purchase payment from which a full redemption has not already been effected. The holding period of Class B Shares of a Fund acquired through an exchange of Class B Shares of The Munder Money Market Fund (which are available only by exchange of Class B Shares of the Fund) will be calculated from the date that the Class B Shares of a Fund were initially purchased.

  For Class B Shares purchased after June 27, 1995, the amount of any applicable contingent deferred sales charge will be calculated by multiplying the net asset value of shares subject to the charge at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:

                                               CONTINGENT DEFERRED SALES CHARGE
        YEAR                                   AS A PERCENTAGE OF THE LESSER OF
       SINCE                                   NET ASSET VALUE AT REDEMPTION OR
      PURCHASE                                   THE ORIGINAL PURCHASE PRICE
      --------                                 --------------------------------
      First...................................              5.00%
      Second..................................              4.00%
      Third...................................              3.00%
      Fourth..................................              3.00%
      Fifth...................................              2.00%
      Sixth...................................              1.00%
      Seventh.................................              0.00%

  For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares. The amount of any CDSC will be paid to the Distributor.

  The Distributor will pay a commission of 4% of the net asset value of Class B Shares to brokers that initiate and are responsible for purchases of Class B Shares of the Funds.

  Class B Shares of the Funds purchased on or before June 27, 1995 will be subject to a CDSC calculated by multiplying the net asset value of shares subject to the CDSC at the time of redemption or at the time of purchase, whichever is lower, by the applicable percentage shown in the table below:

                                               CONTINGENT DEFERRED SALES CHARGE
                                               AS A PERCENTAGE OF THE LESSER OF
                                               NET ASSET VALUE AT REDEMPTION OR
       REDEMPTION DURING                         THE ORIGINAL PURCHASE PRICE
       -----------------                       --------------------------------
      1st Year Since Purchase.................              4.00%
      2nd Year Since Purchase.................              4.00%
      3rd Year Since Purchase.................              3.00%
      4th Year Since Purchase.................              3.00%
      5th Year Since Purchase.................              2.00%
      6th Year Since Purchase.................              1.00%

  Class B Shares of a Fund purchased on or before June 27, 1995 that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (1) reinvestment of dividends or distributions or (2) shares redeemed at the end of six years or more after their purchase. Class B Shares of the Funds purchased on or before June 27, 1995 will convert to Class A Shares of a Fund at the end of six years after the date of purchase based on the relative net asset values of shares of each Class. Class B Shares acquired through the reinvestment of dividends or distributions are also converted at the earlier of these dates--six years after the reinvestment date or the date of conversion of the most recently purchased Class B Shares that were not acquired through reinvestment.

  The CDSC will be waived for certain exchanges, as described below. In addition, the CDSC will be waived in the following circumstances: (1) total or partial redemptions made within one year following the death of a shareholder or registered joint owner; (2) minimum required distributions made in connection with an IRA or other retirement plan following attainment of age 70 1/2; and (3) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily. The CDSC will be waived with respect to Class B Shares purchased on or before June 27, 1995 in the following circumstances: (1) total or partial redemptions made within one year following the death or disability of a shareholder or registered joint owner; (2) minimum required distributions made in connection with an IRA or other retirement plan following attainment of age 59 1/2; and (3) redemptions pursuant to a Fund's right to liquidate a shareholder's account involuntarily.

CONTINGENT DEFERRED SALES CHARGE--CLASS A AND CLASS C SHARES

  In order to recover commissions paid to dealers on investments of $1 million or more in Class A Shares and on investments in Class C Shares, a CDSC of 1% applies to certain redemptions of such shares made within the first year after investing.

  No charge is imposed to the extent that the net asset value of the shares redeemed does not exceed (a) the current net asset value of shares purchased through reinvestment of dividends or capital gain distributions plus (b) the current net asset value of shares purchased more than one year prior to the redemption, plus (c) increases in the net asset value of the shareholder's shares above the purchase payments made during the preceding one year. The same waivers as are available with respect to the CDSC on Class B Shares also apply to the contingent deferred sales charge on Class A and Class C Shares.

  The holding period of Class A or Class C Shares of a Fund acquired through an exchange of the corresponding class of shares of The Munder Money Market Fund (which are available only by exchange of Class A or Class C Shares of the Fund, as the case may be) and other Funds of Munder and non-money market funds of the Company will be calculated from the date that the Class A or Class C Shares of the fund were initially purchased.

  See the Statement of Additional Information for further information regarding redemption of Fund shares.

  Class A Shares of the Funds purchased on or before June 27, 1995 without a sales charge by reason of a purchase of $500,000 or more are subject to a CDSC of 1% of the lower of the original purchase price or the net asset value at the time of redemption if such shares are redeemed within two years of the date of purchase. Class A Shares of the Funds purchased on or before June 27, 1995 that are redeemed will not be subject to the CDSC to the extent that the value of such shares represents: (1) reinvestment of dividends or other distributions; (2) Class A Shares redeemed more than one year after their purchase; (3) a minimum required distribution made in connection with IRA or other retirement plans following attainment of age 59 1/2; or (4) total or partial redemptions made within one year following the death or disability of a shareholder or registered joint owner. Class A Shares purchased for at least $1,000,000 without a sales charge may be exchanged for Class A Shares of another fund of the Company or The Munder Funds, Inc. without the imposition of a CDSC, although the CDSC described above will apply to the redemption of the shares acquired through an exchange.

  In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing all Class A Shares on which a front-end sales charge has been assessed; then of shares acquired pursuant to the reinvestment of dividends and distributions; and then of amounts representing the cost of shares purchased one year or more prior to the redemption. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to the Distributor.

                         CONVERSION OF CLASS B SHARES

  A shareholder's Class B Shares will automatically convert to Class A Shares in a Fund on the sixth anniversary of the issuance of the Class B Shares, together with a pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares. The Class B Shares so converted will no longer be subject to the higher expenses borne by Class B Shares. The conversion will be effected at the relative net asset values per share of the two Classes. If a shareholder effects one or more exchanges among Class B Shares of a Fund, other funds of the Company or non-money market funds of Munder during the six-year period, the holding periods for the shares so exchanged will be counted toward the six-year period. Because the per share net asset value of the Class A Shares may be higher than that of the Class B Shares at the time of conversion, a shareholder may receive fewer Class A Shares than the number of Class B Shares converted, although the dollar value will be the same. See "Net Asset Value."

OTHER

  Some or all of the services and privileges described herein may not be available to certain customers of a broker, and a broker may impose conditions on its customers which are different from those described in this Prospectus. Investors should consult their brokers in this regard.

                            HOW TO EXCHANGE SHARES

GENERAL

  Class A, Class B and Class C Shares of each Fund may be exchanged for shares of the same Class of other funds of the Company or Munder, based on their respective net asset values, subject to any applicable sales charge differential.

  Class A Shares of a money market fund of the Company or Munder that were (1) acquired through the use of the exchange privilege and (2) can be traced back to a purchase of shares in one or more investment portfolios of the Company or Munder for which a sales charge was paid, can be exchanged for Class A Shares of a fund of the Company or Munder subject to payment of differential sales charges as applicable.

  The exchange of Class B Shares of one fund of the Company or Munder for Class B Shares of another fund of the Company or Munder will not be subject to a CDSC. The exchange of Class C Shares of one fund of the Company or Munder for Class C Shares of another fund of the Company or Munder will not be subject to a CDSC. For purposes of computing the applicable CDSC, the length of time of ownership of the Class B or Class C Shares will be measured from the date of the original purchase and will not be affected by such exchanges.

  Any Share exchange must satisfy the requirements relating to the minimum initial investment in an investment portfolio of the Company or Munder and the Shares involved must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a taxable gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial advisor and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange, as set forth in the applicable prospectus. An investor who is considering an exchange may obtain a copy of the prospectus for any investment portfolio of the Company or Munder by contacting his or her broker or the Funds at (800) 438-5789. Certain brokers may charge a fee for handling exchanges.

  The Company and Munder reserve the right to modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modifications except where notice is not required.

EXCHANGES BY TELEPHONE

  A shareholder may give exchange instructions to the shareholder's broker or by telephone to the Funds at (800) 438-5789. Telephone exchange privileges are not available to shareholders who have custody of their share certificates. The Company and Munder reserves the right to reject any telephone exchange request. Telephone exchanges may be subject to limitations as to amount or frequency, and to other restrictions that may be established from time to time to ensure that exchanges do not operate to the disadvantage of any Fund or its shareholders.

EXCHANGES BY MAIL

  Exchange orders may be sent by mail to the shareholder's broker or to the Transfer Agent at the address set forth in "Shareholder Account Information."

                          DIVIDENDS AND DISTRIBUTIONS

  Shareholders of each Fund are entitled to dividends and distributions from the net income and capital gains, if any, earned on investments held by the Fund. The net income of the Funds (other than the International Bond Fund) is declared monthly as a dividend. The net income of the International Bond Fund is declared quarterly as a dividend. Generally, dividends are paid within six business days of month-end.

  Each Fund's net realized capital gains (including net short-term capital gains), if any, are distributed at least annually. Dividends and other distributions paid by each Fund with respect to its Class A, Class B and Class C Shares are calculated at the same time.

  Dividends and capital gains are paid in the form of additional shares of the same Class of a Fund unless a shareholder requests that dividends and capital gains be paid in cash. In the absence of this request on the Account Application Form or in a subsequent request, each purchase of shares is made on the understanding that the Fund's Transfer Agent is automatically appointed to receive the dividends upon all shares in the shareholder's account and to reinvest them in full and fractional shares of the same Class of the same Fund at the net asset value in effect at the close of business on the reinvestment date. Dividends are automatically paid in cash (along with any redemption proceeds) not later than seven business days after a shareholder closes an account with a Fund.

  The per share dividends on Class B and Class C Shares of a Fund generally will be lower than the per share dividends on Class A Shares of that Fund as a result of the higher annual service and distribution fees applicable with respect to Class B and Class C Shares.

  Each Fund's expenses are deducted from the income of the Fund before dividends are declared and paid. These expenses include, but are not limited to, fees paid to the Advisor, Administrator, Custodian and Transfer Agent; fees and expenses of officers, Directors and Trustees; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and Directors', Trustees' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of the Company that are not readily identifiable as belonging to a particular fund of the Company are allocated among all funds of the Company by or under the direction of the Board of Directors or Trustees in a manner that the Board determines to be fair and equitable. Any general expenses of Munder that are not readily identifiable as belonging to a particular fund of Munder are allocated among all funds of Munder by or under the direction of the Board of Directors and Trustees in a manner that the Board determines to be fair and equitable. Except as noted in this Prospectus and the Statement of Additional Information, the Funds' service contractors bear expenses in connection with the performance of their services, and the Funds bear the expenses incurred in their operations. The Advisor, Administrator, Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

  Each Fund's net investment income available for distribution to the holders of Shares will be reduced by the amount of service and distribution fees payable under the Class A Plan, the Class B Plan and Class C Plan described below.

                                NET ASSET VALUE

  Net asset value for a particular Class of shares in a Fund is calculated by dividing the value of all securities and other assets belonging to the Fund allocable to that Class, less the liabilities charged to that Class, by the number of outstanding shares of that Class.

  The net asset value per share of the Funds for the purpose of pricing purchase and redemption orders is determined as of the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m., New York time) on each Business Day. Securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on such exchange or market as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on the date of valuation and securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Options will be valued at market value or fair value if no market exists. Futures contracts will be valued in like manner, except that open futures contract sales will be valued using the closing settlement price or, in the absence of such a price, the most recently quoted asked price. Portfolio securities which are primarily traded on foreign securities exchanges, are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Boards of Trustees and Directors. Restricted securities and securities and assets for which market quotations are not readily available are valued at fair value by the Advisor under the supervision of the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Boards of Trustees and Directors determines that such valuation does not constitute fair value at that time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

  The Funds do not accept purchase and redemption orders on days the New York Stock Exchange is closed. The New York Stock Exchange is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

  The different expenses borne by each Class of Shares will result in different net asset values and dividends. The per share net asset value of the Class B and Class C Shares of a Fund generally will be lower than that of the Class A Shares of that Fund because of the higher expenses borne by the Class B and Class C Shares.

                                  MANAGEMENT

BOARDS OF TRUSTEES AND DIRECTORS

  The Company and Munder are managed under the direction of their governing Boards of Trustees and Directors. The Statement of Additional Information contains the name and background information of each Trustee and Director.

INVESTMENT ADVISOR

  Munder Capital Management, a Delaware general partnership with its principal offices at 480 Pierce Street, Birmingham, Michigan 48009, serves as the Funds' investment advisor. The Advisor was formed in December, 1994. On February 1, 1995, the Advisor assumed the investment advisory duties with respect to the Funds previously performed by Woodbridge Capital Management, Inc. ("Woodbridge") and Old MCM, Inc. ("MCM"). The principal partners of the Advisor are MCM, Woodbridge and WAM Holdings, Inc. ("WAM"). MCM was founded in February, 1985 as a Delaware Corporation and was a registered investment advisor. Woodbridge and WAM are indirect, wholly-owned subsidiaries of Comerica Incorporated. Mr. Lee P. Munder, the Advisor's chief executive officer, indirectly owns or controls a majority of the partnership interests in the Advisor. As of June 30, 1996, the Advisor and its affiliates had approximately $34 billion in assets under management, of which $17 billion were invested in equity securities, $6 billion were invested in money market or other short-term instruments, and $11 billion were invested in other fixed income securities.

  Subject to the supervision of the Board of Trustees of the Company and the Board of Directors of Munder, the Advisor provides overall investment management for each Fund, provides research and credit analysis, is responsible for all purchases and sales of portfolio securities, maintains books and records with respect to each Fund's securities transactions and provides periodic and special reports to the Board of Trustees and the Board of Directors as requested.

  The Portfolio Managers primarily responsible for the management of the investment selections of the portfolios of the Funds together with information as to their principal business occupations during the past five years, are shown below.

  Wendy B. Harries, Senior Fixed Income Portfolio Manager of the Advisor or Woodbridge since June, 1992, is the portfolio manager primarily responsible for the management of the investment selections of the portfolios of the Michigan Triple Tax-Free Bond Fund, Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund. Ms. Harries has managed the Tax-Free Intermediate Bond Fund since May, 1993 and the Michigan Triple Tax-Free Bond Fund since its inception in January, 1994 and the Tax-Free Bond Fund since its inception in July, 1994. From February 1980 to June 1992, she was a Senior Fixed Income Manager for Comerica Capital Management, Inc.

  Anne K. Kennedy, Vice President and Director of Corporate Bond Trading of the Advisor or MCM, has managed the Intermediate Bond Fund since March, 1995. In addition to managing the corporate bond trading function, Ms. Kennedy is responsible for managing institutional fixed income portfolios. From June 1987 to September 1991, she was involved in several investment related areas for Ford Motor Company.

  James C. Robinson, Vice President and Chief Investment Officer--Fixed Income of the Advisor or MCM since 1987, has co-managed the Bond Fund, Intermediate Bond Fund and U.S. Government Income Fund since March, 1995. Mr. Robinson has co-managed the Balanced Fund since June, 1995. In his position, Mr. Robinson oversees the Advisor's fixed income strategy and manages institutional portfolios. Prior to his joining MCM in 1987, he was a Senior Fixed Income Portfolio Manager for the National Bank of Detroit Trust Investment Department.

  Peter G. Root, Vice President, and Director of Government Securities Trading of the Advisor has managed the U.S. Government Income Fund since March, 1995. Mr. Root joined MCM in 1991 and as a Senior Portfolio Manager of MCM or the Advisor has been responsible for fixed income portfolios. From August 1988 to February 1991, he was Investment Manager for Society National Bank.

  Gregory A. Prost, CFA, Senior Fixed Income Portfolio Manager of the Advisor or MCM, has co-managed the Balanced Fund and Bond Fund since May, 1995 and the International Bond Fund since October, 1996. Prior to joining MCM in 1995, he was a Vice President and Senior Fund Manager for First of America Investment Corp. (May 1987 to May 1995).

  Sharon E. Fayolle, Vice President and Director of Money Market Trading for the Advisor or MCM, is responsible for overseeing the management of cash portfolios, money market funds and foreign currency trading since May, 1996. She has co-managed the International Bond Fund since October, 1996. Prior to joining MCM in 1996, she was employed in the investment area of Ford Motor Company as European Portfolio Manager responsible for investments and cash management for Ford's European operations. (August 1981 to April 1996).

  For the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from the Funds, computed daily and payable monthly on a separate Fund-by-Fund basis, at an annual rate of .50% of a Fund's average daily net assets. The voluntary advisory fee waiver previously in effect for the Michigan Triple Tax-Free Bond Fund was discontinued as of the date of this Prospectus.

  For the period from July 1, 1995 to October 27, 1995, the Advisor received fees, after waivers, if any, at an effective rate of .50% of the average daily net assets of the Bond Fund, Intermediate Bond Fund, U.S. Government Income Fund, Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund and 0.00% of the average daily net assets of the Michigan Triple Tax-Free Bond Fund.

  For the period from October 28, 1995 to June 30, 1996, the Advisor received fees, after waivers, if any, at an effective rate of .50% of the average daily net assets of the Bond Fund, Intermediate Bond Fund, U.S. Government Income Fund, Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund and 0.00% for the Michigan Triple Tax-Free Bond Fund. The International Bond Fund did not commence operations until October 2, 1996.

  The Advisor may, from time to time, make payments to banks, broker-dealers or other financial institutions for certain services to the Funds and/or their shareholders, including sub-administration, sub-transfer agency and shareholder servicing. Such payments are made out of the Advisor's own resources and do not involve additional costs to the Funds or their shareholders.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

  First Data Investor Services Group, Inc. ("First Data"), whose principal business address is 53 State Street, Boston, Massachusetts 02109 (the "Administrator"), serves as administrator for the Company. First Data is a wholly-owned subsidiary of First Data Corporation. The Administrator generally assists the Company in all aspects of its administration and operations, including the maintenance of financial records and fund accounting.

  First Data also serves as the Funds' transfer agent and dividend disbursing agent ("Transfer Agent"). Shareholder inquiries may be directed to First Data at P.O. Box 5130, Westborough, Massachusetts 01581-5130.

  As compensation for these services, the Administrator and Transfer Agent are entitled to receive fees, based on the aggregate average daily net assets of the Funds and certain other investment portfolios that are advised by the Advisor for which they provide services, computed daily and payable monthly at the rate of .12% of the first $2.8 billion of net assets, plus .105% of the next $2.2 billion of net assets, plus .10% of all net assets in excess of $5 billion with respect to the Administrator and .02% of the first $2.8 billion of net assets, plus .015% of the next $2.2 billion of net assets, plus .01% of all net assets in excess of $5 billion with respect to the Transfer Agent. Administration fees payable by the Company and certain other investment portfolios advised by the Advisor are subject to a minimum annual fee of $1.2 million to be allocated among each series and class thereof. The Administrator and Transfer Agent are also entitled to reimbursement for out-of-pocket expenses. The Administrator has entered into a Sub-Administration Agreement with the Distributor under which the Distributor provides certain administrative services with respect to the Funds. The Administrator pays the Distributor a fee for these services out of its own resources at no cost to the Funds.

  Comerica Bank (the "Custodian"), whose principal business address is One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226, provides custodial services to the Funds. As compensation for its services, the Custodian is entitled to receive fees, based on the aggregate average daily net assets of the Funds and certain other investment portfolios that are advised by the Advisor for which the Custodian provides services computed daily and payable monthly at an annual rate of .03% of the first $100 million of average daily net assets, .02% of the next $500 million of net assets and .01% of net assets in excess of $600 million. The Custodian also receives certain transaction based fees. For an additional description of the services performed by the Administrator, Transfer Agent and Custodian, see the Statement of Additional Information.

DISTRIBUTION SERVICES ARRANGEMENT

  The Company and Munder have adopted Distribution and Service Plans with respect to Class A, Class B and Class C Shares of the Funds, pursuant to which each Fund uses its assets to finance activities relating to the distribution of its shares to investors and the provision of certain shareholder services (collectively, the "Plans"). Under the Class A Plan, the Distributor is paid a service fee at an annual rate of up to 0.25% of the value of average daily net assets of the Class A Shares. Under the Class B and Class C Plans, the Distributor is paid a service fee at an annual rate of up to 0.25%, and a distribution fee at an annual rate of up to 0.75% of the value of average daily net assets of the Class B and Class C Shares.

  Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers (which may include the Distributor itself) and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers and serving as the primary source of information to customers in answering questions concerning the Funds and their transactions with the Funds.

  The Class B and Class C Plans permit payments to be made by the Funds to the Distributor for expenditures incurred by it in connection with the distribution of Fund shares to investors and provision of certain shareholder services including but not limited to the payment of compensation, including incentive compensation to Service Organizations to obtain various distribution-related services for the Funds. The Distributor is also authorized to engage in advertising, the preparation and distribution of sales literature and other promotional activities on behalf of the Funds. In addition, the Class B and Class C Plans authorize payments by the Funds of the cost of preparing, printing and distributing fund prospectuses and statements of additional information to prospective investors and of implementing and operating the Plans. Distribution expenses also include an allocation of overhead of the Distributor and accruals for interest on the amount of distribution expenses that exceed distribution fees and contingent deferred sales charges received by the Distributor.

  The Distributor expects to pay or arrange for payment of sales commissions to dealers authorized to sell Class B or Class C Shares, all or a part of which may be paid at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement pursuant to the Class B and Class C Plans. Because the payment of distribution and service fees with respect to Class B and Class C Shares is subject to the 1.00% limitation described above and will therefore be spread over a number of years, it may take the Distributor a number of years to recoup sales commissions paid by it to dealers and other distribution and service related expenses from the payments received by it from the Funds pursuant to the Plans.

  The Plans may be terminated at any time. The Plans provide that amounts paid as prescribed by the Plans at any time may not cause the limitation on such payments established by the Plans to be exceeded. The amount of daily compensation payable to the Distributor with respect to each day will be accrued each day as a liability of the Funds and will accordingly reduce each Fund's net assets upon such accrual.

  Payments under the Plans are not tied exclusively to the distribution and/or shareholder service expenses actually incurred by the Distributor and the payments may exceed distribution and/or service expenses actually incurred. The Company's Board of Trustees and Munder's Board of Directors evaluates the appropriateness of the Plans and their payment terms on a continuous basis and in doing so will consider all relevant factors, including expenses incurred by the Distributor and the amount received under the Plans and the proceeds of the contingent deferred sales charges with respect to the Class B and Class C Shares.

                                     TAXES

GENERAL

  Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. Such qualification generally relieves a Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

  Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such year. In general, a Fund's investment company taxable income will be its taxable income (including dividends, interest, and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income each taxable year. Such distributions will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or qualified retirement plan are deferred under the Code if applicable requirements are met.)

  Substantially all of each of the Funds' net realized long-term capital gains, if any, will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not currently exempt from Federal income taxes as long-term capital gains, no matter how long the shareholders have held their shares.

  A taxable gain or loss may be realized by a holder of shares in the Funds upon the redemption or transfer of shares depending upon the tax basis of the shares and their price at the time of the transaction. Generally, a shareholder may include sales loads incurred upon the purchase of Class A Shares in his or her tax basis for such Class A Shares for the purpose of determining gain or loss on a redemption, transfer or exchange of such shares. However, if the shareholder effects an exchange of such shares for Class A Shares of another fund of the Company or Munder within 90 days of the purchase and is able to reduce the sales load applicable to the new shares (by virtue of the Company's and Munder's exchange privilege), the amount equal to such reduction may not be included in the tax basis of the shareholder's exchanged shares but may be included (subject to the limitation) in the tax basis of the new shares.

  Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  Shareholders should be aware that redeeming shares of a Fund after tax-exempt interest income has been accrued by a Fund but before that income has been distributed as a dividend may be disadvantageous. Any gain on such redemption will be taxable, even though the gain may be attributable in part to the accrued tax-exempt interest that might have qualified as an exempt-interest dividend if distributed as a dividend rather than as redemption proceeds.

  Before purchasing shares in the Funds, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

  On an annual basis, the Funds will send written notices to record owners of shares regarding the Federal tax status of distributions made by each Fund. Since this is not an exhaustive discussion of applicable tax consequences, and since state and local taxes may be different than the Federal taxes described above, investors may wish to contact their tax advisers concerning investments in the Funds.

TAXES--FOREIGN TAXES

  Income or gain from the International Bond Fund's investments in foreign securities may be subject to foreign withholding or other taxes. It is expected that the Fund will be subject to foreign withholding taxes with respect to income received from sources within foreign countries. If more than 50% of the value of the Fund's total assets at the close of a taxable year consists of securities of foreign corporations, the Fund may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and the shareholders would be entitled (a) to credit their proportionate amount of such taxes against their U.S. Federal income tax liabilities subject to certain limitations described in the Statement of Additional Information, or
(b) if they itemize their deductions to deduct such proportionate amount from their U.S. income.

  The International Bond Fund's investments in derivative instruments are subject to special tax rules, some of which are not entirely clear. As a result, the Fund may be limited by tax considerations in the extent to which it enters into such transactions. See the Statement of Additional Information for further information.

TAXES--TAX-FREE BOND FUNDS

  The Tax-Free Bond Funds intend to pay substantially all of their dividends as exempt-interest dividends. Under normal market conditions, at least 80% of each Fund's net assets will be invested in municipal obligations, the interest on which is exempt from regular Federal income tax and does not constitute an item of tax preference for purposes of the Federal alternative minimum tax. Investors in the Funds should note, however, that taxpayers are required to report the receipt of tax-exempt interest dividends on their Federal income tax returns and that in some circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum and environmental taxes.

  First, tax-exempt interest and exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986, will generally constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum and environmental tax liability. During normal market conditions the Funds may invest up to 20% each of their net assets in such private activity bonds.

  Second, all dividends, including exempt-interest dividends received by corporate taxpayers, must be taken into account by them in determining certain adjustments for alternative minimum and environmental tax purposes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should further note that all dividends, including exempt-interest dividends derived from a Fund, will be taken into account in determining the taxability of their benefit payments.

  The Funds will determine annually the percentages of their net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which are fully taxable. The Funds will apply these percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day. On an annual basis, the Company will send written notices to record owners of shares regarding the Federal tax status of distributions made by each Fund.

  Dividends paid by each Fund may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. Moreover, to the extent, if any, that dividends paid to shareholders are derived from taxable interest or from capital gains, such dividends will be subject to Federal income tax.

MICHIGAN TAXES--MICHIGAN TRIPLE TAX-FREE BOND FUND AND TAX-FREE INTERMEDIATE BOND FUND

  Ordinary tax-exempt interest dividends paid by the Michigan Triple Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund that are derived from interest attributable to tax-exempt obligations of the State of Michigan and its political subdivisions, as well as certain U.S. territorial obligations, are exempt from Michigan income tax, Michigan intangibles tax and Michigan single business tax. Conversely, to the extent that the Funds' tax-exempt interest dividends are derived from interest on other obligations, such dividends will be subject to Michigan income, intangibles and single business taxes, even if exempt for Federal income tax purposes. A Fund is unable to predict in advance the exact portion of its tax-exempt dividends that will be derived from interest on Michigan Municipal Obligations, but will advise shareholders at least annually of the percentage of the tax-exempt dividends actually paid by it. Such percentage will equal a Fund's tax-exempt interest from Michigan Municipal Obligations divided by the total tax-exempt interest earned by the Fund, whether or not the total tax-exempt interest earned by the Fund is distributed as dividends. However, capital gains dividends (both short- and long-term) are subject to Michigan income tax.

  The taxability of dividends for Michigan income and intangibles taxes generally follows the domicile of the owner/participant. Non-Michigan residents are not subject to Michigan income and intangibles taxes on dividends received from the Funds.

  In addition, under Michigan's Uniform City Income Tax ordinance, which authorizes Michigan cities to impose a local income tax, interest dividends from Michigan municipal obligations, which are not subject to Michigan income tax will similarly not be subject to the Michigan Uniform City Income Tax.

                                    *  *  *

  Since this is not an exhaustive discussion of applicable tax consequences, investors may wish to contact their tax advisers concerning investments in the Funds. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Funds.

                             DESCRIPTION OF SHARES

  The Company was organized as a Massachusetts business trust on August 30, 1989, and is registered under the 1940 Act as an open-end management investment company. The Company's Declaration of Trust authorizes the Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in the Company, representing interests in the Accelerating Growth, Balanced, Growth & Income, Index 500, International Equity, Small Company Growth, Bond, Intermediate Bond, U.S. Government Income, Michigan Triple Tax-Free Bond, Tax-Free Bond, Tax-Free Intermediate Bond, Cash Investment, Tax-Free Money Market and U.S. Treasury Money Market Funds, respectively, each of which, except the Tax-Free Intermediate Bond Fund and Michigan Triple Tax-Free Bond Fund, is classified as a diversified investment company under the 1940 Act.

  Munder was organized as a Maryland corporation on November 18, 1992 and is also registered under the 1940 Act as an open-end management investment company. The Company's Articles of Incorporation authorize the Directors to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Directors have authorized the issuance of shares of common stock, representing interests in the Equity Selection, Micro-Cap Equity, Mid-Cap Growth, Multi-Season Growth, Real Estate Equity Investment, Small-Cap Value, Value, International Bond, Money Market and NetNet Funds, respectively, each of which, except the Munder International Bond Fund, is classified as a diversified investment company under the 1940 Act. There is a possibility that the Company might become liable for any misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning Munder. There is a possibility that Munder might become liable for any misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the Company.

  The shares of each investment portfolio of the Company and Munder (other than the Cash Investment, Tax-Free Money Market, U.S. Treasury Money Market, the Money Market and the NetNet Funds) are offered as five separate classes:
Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares. Class C Shares of the Index 500 Fund are not currently available for purchase. The Cash Investment, Tax-Free Money Market and U.S. Treasury Money Market Funds offer only Class A Shares, Class K Shares and Class Y Shares. The Money Market Fund offers only Class A, Class B, Class C shares (which may be acquired only through an exchange from the corresponding classes of other funds of the Company and Munder) and Class Y shares. The NetNet Fund offers only one class of shares. These other classes of the Funds may have different sales charges and expense levels, which may affect performance. Investors may call the Funds at (800) 438-5789 for more information concerning other classes of shares of the Funds. This Prospectus relates only to the Class A, Class B and Class C Shares of the Bond, Intermediate Bond, International Bond, U.S. Government Income, Michigan Triple Tax-Free Bond, Tax-Free Bond and Tax-Free Intermediate Bond Funds.

  Each share of a Fund of the Company has a par value of $.001, represents an equal proportionate interest in the particular Fund with other shares of the same class and is entitled to such dividends and distributions earned on such Fund's assets as are declared in the discretion of the Trustees. Each share of the International Bond Fund has a par value of $.01 per share and represents a proportionate interest in the assets of the Fund.

  Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by Fund, except where otherwise required by law or when the Trustees or Directors determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. In addition, shareholders of each of the Funds will vote in the aggregate and not by Class, except as otherwise expressly required by law or when the Trustees or Directors determine that the matter to be voted on affects only the interests of the holders of a particular class of shares. The Funds are not required and do not currently intend to hold annual meetings of shareholders for the election of Board Members except as required under the 1940 Act. A meeting of shareholders will be called upon the written request of at least 10% of the outstanding shares of the Company or Munder. To the extent required by law, the Funds will assist in shareholder communications in connection with such a meeting. For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

  As of October 1, 1996, Comerica Bank held of record substantially all of the outstanding shares of the Funds as agent, custodian or trustee for its customers. In addition, as of October 1, 1996, Comerica Bank possessed sole or shared voting or investment power for its customer accounts with respect to the following percentages of the Funds' outstanding shares: Bond Fund 98%; Intermediate Bond Fund 98%; U.S. Government Income Fund 99%; Michigan Triple Tax-Free Bond Fund 97%; Tax-Free Bond Fund 98%; and Tax-Free Intermediate Bond Fund 98%. The International Bond Fund did not commence operations until October 2, 1996.

REPORTS TO SHAREHOLDERS

  The Funds have eliminated duplicate mailings of prospectuses and shareholder reports to accounts which have the same primary record owner, and with respect to joint tenant accounts or tenant in common accounts, accounts which have the same address. Additional copies of prospectuses and reports to shareholders are available upon request by calling the Funds at (800) 438-5789.

                                  PERFORMANCE

  From time to time, the Funds may quote performance and yield data for the Shares in advertisements or in communications to shareholders. The total return of Class A, Class B or Class C Shares in a Fund may be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average percentage change in value of an investment in a class of shares in a Fund from the beginning date of the measuring period to the end of the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made during the period are reinvested in the same class of shares.

  The yield of a Class of Shares in the Funds is computed based on the net income of such class in a Fund during a 30-day (or one-month) period (which period will be identified in connection with the particular yield quotation). More specifically, the Fund's yield for a class of shares is computed by dividing the per share net income for the Class during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis. The "tax-equivalent yields" of the Shares in the Michigan Triple Tax-Free Bond Fund, Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund may also be quoted from time to time, which show the level of taxable yield needed to produce an after-tax equivalent to the tax-free yield of the particular class. This is done by increasing the yield (calculated as above) by the amount necessary to reflect the payment of Federal and/or state income taxes at a stated rate.

  Performance quotations for each Class of Shares will be calculated separately. Quotations for total return for Class A Shares will reflect the maximum sales charge charged by a Fund with respect to Class A Shares and quotations of total return for Class B and Class C Shares will reflect any applicable CDSC, except that the Funds may also provide, in conjunction with such quotations, additional quotations that do not reflect the maximum sales charge when the quotations are being provided to investors who are subject to waived or reduced sales charges as described in this Prospectus. Because these additional quotations will not reflect the maximum sales charge payable by non-exempt investors, these quotations will be higher than the performance quotations otherwise computed.

  Quotations of total return for Shares will reflect the fees for certain distribution and shareholder services as described in this Prospectus.

  The Funds may compare the performance of the Shares to the performance of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds, including, for example, Lipper Analytical Services, Inc., the Lehman Brothers Government/Corporate Bond Index, a recognized unmanaged index of government and corporate bonds, the Standard & Poor's 500 Index, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, an unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. Performance and yield data as reported in national financial publications such as Morningstar, Inc., Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of Shares in a Fund.

  Performance will fluctuate and any quotation of performance should not be considered as representative of future performance of a Class of Shares in a Fund. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a fund, portfolio maturity, operating expenses, and market conditions. Any fees charged by institutions directly to their customers' accounts in connection with investments in a Fund will not be included in calculations of yield and performance.

                        SHAREHOLDER ACCOUNT INFORMATION

  Shareholders are encouraged to place purchase, exchange and redemption orders through their brokers. Shareholders may also place such orders directly through the Transfer Agent. See "How to Purchase Shares," "How to Redeem Shares" and "How to Exchange Shares" for more information. The Transfer Agent for the Funds is First Data Investor Services Group, Inc.

INVESTMENT BY MAIL

  Send the completed Account Application Form (if initial purchase) or letter stating Fund name, Share Class, shareholder's registered name and account number (if subsequent purchase) with a check to:

    First Data Investor Services Group, Inc.
    The Munder Funds
    P.O. Box 5130
    Westborough, Massachusetts 01581-5130

INVESTMENTS BY BANK WIRE

  An investor opening a new account should call the Funds at (800) 438-5789 to obtain an account number. Within seven days of purchase such an investor must send a completed Account Application Form containing the investor's certified taxpayer identification number to First Data Investor Services Group, Inc. at the address provided above under "Investments by Mail." Wire instructions must state the Fund name, the shareholder's registered name and the shareholder account number. Bank wires should be sent through the Federal Reserve Bank Wire System to:

    Boston Safe Deposit and Trust Company
    Boston, MA
    ABA#: 011001234
    DDA#: 16-798-3
    Account No.

    (State Fund name, shareholder's registered name and shareholder account number)

  Before wiring any funds an investor must call the Funds at (800) 438-5789 to confirm the wire instructions.

EXCHANGE BY TELEPHONE

  Call your broker or the Funds at (800) 438-5789.

  Class A, Class B and Class C Shares may be exchanged only for shares of the same Class of another fund of the Company or Munder subject to any applicable sales charge.

REDEMPTIONS BY TELEPHONE

  Call your broker or the Funds at (800) 438-5789.

REDEMPTIONS BY MAIL

  Send complete instructions, including name of Fund, share class, amount of redemption, shareholder's registered name, account number, and, if a certificate has been issued, an endorsed share certificate, to:

    First Data Investor Services Group, Inc.
    The Munder Funds
    P.O. Box 5130
    Westborough, Massachusetts 01581-5130

ADDITIONAL QUESTIONS

  Shareholders with additional questions regarding purchase, exchange and redemption procedures may call the Funds at (800) 438-5789.

/R>

  James C. Robinson, Vice President and Chief Investment Officer--Fixed Income of the Advisor or MCM since 1987, has co-managed the Bond Fund, Intermediate Bond Fund and U.S. Government Income Fund since March, 1995. Mr. Robinson has co-managed the Balanced Fund since June, 1995. In his position, Mr. Robinson oversees the Advisor's fixed income strategy and manages institutional portfolios. Prior to his joining MCM in 1987, he was a Senior Fixed Income Portfolio Manager for the National Bankhe "MFI Funds") described below (collectively, the "Funds"):

Munder Accelerating Growth Fund       Munder Value Fund

Munder Balanced Fund                  Munder Bond Fund

Munder Equity Selection Fund      Munder Intermediate Bond Fund

Munder Growth & Income Fund           Munder International Bond Fund

Munder Index 500 Fund                Munder U.S. Government Income Fund

Munder International Equity Fund
                                       Munder Michigan Triple Tax-Free Bond
Munder Micro-Cap Equity Fund          Fund*

Munder Mid-Cap Growth Fund
                                       Munder Tax-Free Bond Fund
Munder Multi-Season Growth Fund
                                          Munder Tax-Free Intermediate Bond
                                          Fund

Munder Real Estate Equity Investment Fund

Munder Small-Cap Value Fund
                                      Munder Cash Investment Fund
Munder Small Company Growth Fund
                                          Munder Money Market Fund

                                          Munder Tax-Free Money Market Fund

                                          Munder U.S. Treasury Money Market
--------                                  Fund

  *The Michigan Triple Tax-Free Bond Fund is offered only in the State of Michigan.

  Munder Capital Management (the "Advisor") serves as the investment advisor of each Fund.



  This Prospectus sets forth concisely information that a prospective investor should know before investing. Investors are encouraged to read this Prospectus and retain it for future reference. A Statement of Additional Information dated October 28, 1996, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. The Statement of Additional Information may be obtained free of charge by calling the Funds at (800) 438-5789. In addition, the SEC maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Funds.

  SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

  ALTHOUGH EACH OF THE CASH INVESTMENT FUND, MONEY MARKET FUND, TAX-FREE MONEY MARKET FUND AND U.S. TREASURY MONEY MARKET FUND SEEKS TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1.00 PER SHARE, THERE CAN BE NO ASSURANCE THAT EACH FUND CAN DO SO ON A CONTINUING BASIS.

 SECURITIES OFFERED BY THIS PROSPECTUS  HAVE NOT BEEN APPROVED OR DISAPPROVED
  BY  THE  SECURITIES  AND  EXCHANGE  COMMISSION  OR  ANY  STATE  SECURITIES
   COMMISSION NOR HAS  THE SECURITIES AND EXCHANGE COMMISSION  OR ANY STATE
    SECURITIES COMMISSION  PASSED UPON  THE ACCURACY  OR ADEQUACY  OF THIS
     PROSPECTUS.  ANY  REPRESENTATION  TO  THE  CONTRARY  IS  A  CRIMINAL
      OFFENSE.

             THE DATE OF THIS PROSPECTUS IS OCTOBER 28, 1996.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
The Funds
  Expense Table............................................................   3
  Financial Highlights.....................................................   6
  Investment Objectives and Policies.......................................  25
  Portfolio Instruments and Practices and Associated Risk Factors..........  38
  Investment Limitations...................................................  50
  Purchase and Redemption of Shares........................................  50
  Dividends and Distributions..............................................  52
Other Information
  Net Asset Value..........................................................  53
  Management...............................................................  54
  Taxes....................................................................  59
  Description of Shares....................................................  62
  Performance..............................................................  63

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION, OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR BY FUNDS DISTRIBUTOR, INC. (THE "DISTRIBUTOR"). THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 EXPENSE TABLE

  The tables below set forth certain information concerning shareholder transaction expenses and annual operating expenses that investors will incur, either directly or indirectly, as shareholders of the Class Y Shares of each of the Funds for the current fiscal year. The International Bond Fund did not commence operations until October 2, 1996 and the Equity Selection Fund, Micro-Cap Equity Fund and Small-Cap Value Fund had not commenced operations as of the date of this Prospectus; therefore the expense information set forth below is based on estimated operating expenses for each such Fund. The expense information in the table has been restated with respect to the Index 500 Fund, Multi-Season Growth Fund, Mid-Cap Growth Fund, Real Estate Equity Investment Fund and Value Fund to reflect anticipated fees, waivers and/or expense reimbursements; and with respect to the Michigan Triple Tax-Free Bond Fund to reflect the discontinuation of the voluntary advisory fee waiver effective as of the date of this Prospectus. Class Y Shares are sold without an initial or contingent deferred sales charge to fiduciary and discretionary accounts of institutions, "institutional investors" (as defined herein), directors, trustees, officers and employees of Munder, the Company, the Advisor, the Distributor, the Advisor's investment advisory clients and family members of employees of the Advisor.

                                                   EQUITY   GROWTH &
                         ACCELERATING   BALANCED  SELECTION  INCOME    INDEX 500
                          GROWTH FUND     FUND      FUND      FUND        FUND
                         ------------- ---------- --------- --------- ------------
Annual Fund Operating
 Expenses:
 (as a percentage of
 average net assets)
 Advisory Fees..........      .75%         .65%      .75%      .75%        .07%*
 Other Expenses (after
  expense
  reimbursements).......      .20%         .25%      .25%      .21%        .19%+
                             ----         ----      ----      ----        ----
 Total Fund Operating
  Expenses (after
  expense
  reimbursements).......      .95%         .90%     1.00%      .96%        .26%*+
                             ====         ====      ====      ====        ====
                                                             MULTI-   REAL ESTATE
                         INTERNATIONAL MICRO-CAP   MID-CAP   SEASON      EQUITY
                            EQUITY       EQUITY    GROWTH    GROWTH    INVESTMENT
                             FUND         FUND      FUND      FUND        FUND
                         ------------- ---------- --------- --------- ------------
Annual Fund Operating
 Expenses:
 (as a percentage of
 average net assets)
 Advisory Fees..........      .75%        1.00%      .74%      .75%*       .74%
 Other Expenses (after
  expense
  reimbursements).......      .26%         .25%      .21%+     .26%        .26%+
                             ----         ----      ----      ----        ----
 Total Fund Operating
  Expenses (after
  expense
  reimbursements).......     1.01%        1.25%      .95%+    1.01%*      1.00%+
                             ====         ====      ====      ====        ====
                                         SMALL
                                        COMPANY                       INTERMEDIATE
                           SMALL-CAP     GROWTH     VALUE                 BOND
                          VALUE FUND      FUND      FUND    BOND FUND     FUND
                         ------------- ---------- --------- --------- ------------
Annual Fund Operating
 Expenses:
 (as a percentage of
 average net assets)
 Advisory Fees..........      .75%         .75%      .74%      .50%        .50%
 Other Expenses (after
  expense
  reimbursements).......      .25%         .21%      .21%+     .20%        .19%
                             ----         ----      ----      ----        ----
 Total Fund Operating
  Expenses (after
  expense
  reimbursements).......     1.00%         .96%      .95%+     .70%        .69%
                             ====         ====      ====      ====        ====
                                          U.S.    MICHIGAN
                                       GOVERNMENT  TRIPLE               TAX-FREE
                         INTERNATIONAL   INCOME   TAX-FREE  TAX-FREE  INTERMEDIATE
                           BOND FUND      FUND    BOND FUND BOND FUND  BOND FUND
                         ------------- ---------- --------- --------- ------------
Annual Fund Operating
 Expenses:
 (as a percentage of
 average net assets)
 Advisory Fees..........      .50%         .50%      .50%      .50%        .50%
 Other Expenses (after
  expense
  reimbursements).......      .35%         .22%      .26%      .23%        .21%
                             ----         ----      ----      ----        ----
 Total Fund Operating
  Expenses (after
  expense
  reimbursements).......      .85%         .72%      .76%      .73%        .71%
                             ====         ====      ====      ====        ====

--------

  *Reflects advisory fees after waivers. Waivers are described on page 5.

+The Advisor voluntarily reimbursed the Fund for certain operating expenses.
  In the absence of such expense reimbursement, total fund operating expenses would have been as follows: .44% for Index 500 Fund, 1.13% for Mid-Cap Growth Fund, 1.27% for Real Estate Equity Investment Fund and 1.05% for Value Fund.

                                                            TAX-FREE    U.S.
                                             CASH    MONEY   MONEY    TREASURY
                                          INVESTMENT MARKET  MARKET     MONEY
                                             FUND     FUND    FUND   MARKET FUND
                                          ---------- ------ -------- -----------
Annual Fund Operating Expenses:
 (as a percentage of average net assets)
 Advisory Fees..........................     .35%     .40%    .35%       .35%
 Other Expenses (after expense
  reimbursements).......................     .18%     .22%    .18%       .19%
                                             ---      ---     ---        ---
 Total Fund Operating Expenses (after
  expense reimbursements)...............     .53%     .62%    .53%       .54%
                                             ===      ===     ===        ===

  "Other expenses" in the above table include fees for administrator fees, custodial fees, legal and accounting fees, printing costs, registration fees, fees for any portfolio valuation services, the cost of regulatory compliance, the costs of maintaining the Funds' legal existence and the costs involved with communicating with shareholders. With respect to each Fund (other than the Equity Selection, Micro-Cap Equity, Small-Cap Value and International Bond Funds), the amount of "Other expenses" in the tables above is based on amounts incurred during the most recent fiscal year. With respect to the Equity Selection, Micro-Cap Equity, Small-Cap Value and International Bond Funds, the amount of "Other expenses" is based on estimated expenses and projected assets for the current fiscal year. See "Management" in this Prospectus and the financial statements and related notes incorporated by reference in the Statement of Additional Information for a further description of the Funds' operating expenses and of the nature of the services for which a Fund is obligated to pay advisory fees. Any fees charged by institutions directly to customer accounts for services provided in connection with investments in shares of the Funds are in addition to the expenses shown in the above Expense Table and the Example shown below.

 Example

  The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Funds. These amounts are based on payments by the Funds of operating expenses at the levels set forth in the above table, and are also based on the following assumptions:

  An investor would pay the following expenses on a $1,000 investment, assuming (1) a hypothetical 5% annual return and (2) redemption at the end of the following time periods:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Accelerating Growth Fund........................  $10     $30     $53     $117
Balanced Fund...................................  $ 9     $29     $50     $111
Equity Selection Fund...........................  $10     $32     N/A      N/A
Growth & Income Fund............................  $10     $31     $53     $118
Index 500 Fund..................................  $ 3     $ 8     $15     $ 33
International Equity Fund.......................  $10     $32     $56     $124
Micro-Cap Equity Fund...........................  $13     $40     N/A      N/A
Mid-Cap Growth Fund.............................  $10     $30     $53     $117
Multi-Season Growth Fund........................  $10     $32     $56     $124
Real Estate Equity Investment Fund..............  $10     $32     $55     $122
Small-Cap Value Fund............................  $10     $32     N/A      N/A
Small Company Growth Fund.......................  $10     $31     $53     $118
Value Fund......................................  $10     $30     $53     $117
Bond Fund.......................................  $ 7     $22     $39     $ 87
Intermediate Bond Fund..........................  $ 7     $22     $38     $ 86
International Bond Fund.........................  $ 9     $27     N/A      N/A
U.S. Government Income Fund.....................  $ 7     $23     $40     $ 89
Michigan Triple Tax-Free Bond Fund..............  $ 8     $24     $42     $ 94
Tax-Free Bond Fund..............................  $ 7     $23     $41     $ 91
Tax-Free Intermediate Bond Fund.................  $ 7     $23     $40     $ 88
Cash Investment Fund............................  $ 5     $17     $30     $ 66
Money Market Fund...............................  $ 6     $20     $35     $ 77
Tax-Free Money Market Fund......................  $ 5     $17     $30     $ 66
U.S. Treasury Money Market Fund.................  $ 6     $17     $30     $ 68

  The foregoing Expense Tables and Examples are intended to assist investors in understanding the various shareholder transaction expenses and operating expenses of the Funds that investors bear either directly or indirectly. The voluntary advisory fee waiver previously in effect for the Michigan Triple Tax-Free Bond Fund was discontinued as of the date of this Prospectus. The Advisor expects to waive a portion of its fees with respect to the Index 500 Fund and Multi-Season Growth Fund and reimburse expenses with respect to the Index 500 Fund, Mid-Cap Growth Fund, Real Estate Equity Investment Fund and Value Fund during the current fiscal year. The Advisor may discontinue such waivers and/or expense reimbursements at any time in its sole discretion. Without waivers and/or expense reimbursements, an investor in Class Y Shares of the Funds would pay the following expenses on a $1,000 investment assuming redemption at the end of one, three, five and ten years, respectively, and assuming a hypothetical 5% annual return: $5, $14, $25 and $55 for the Index 500 Fund; $13, $40, $69 and $152 for the Multi-Season Growth Fund; $12, $36, $62 and $137 for the Mid-Cap Growth Fund, $13, $40, $70 and $153 for the Real Estate Equity Investment Fund and $11, $33, $58 and $128 for the Value Fund. Without waivers and/or expense reimbursements, the total fund operating expenses an investor would pay for Class Y Shares would be .44% for the Index 500 Fund, 1.26% for the Multi-Season Growth Fund, 1.13% for the Mid-Cap Growth Fund, 1.27% for the Real Estate Equity Investment Fund and 1.05% for the Value Fund.

  THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. THE HYPOTHETICAL EXPENSES IN THE EXAMPLE REFLECT FEE WAIVERS AT THE ANTICIPATED RATES.

                             FINANCIAL HIGHLIGHTS

  The following financial highlights are derived from the Funds' Financial Statements audited by Ernst & Young LLP, independent auditors, except that, for periods ended prior to June 30, 1995 for the Multi-Season Growth Fund and Money Market Fund, such financial highlights are derived from the financial statements audited by another independent auditor. Class Y Shares of the Equity Selection Fund, the Micro-Cap Equity Fund, the Small-Cap Value Fund and the International Bond Fund were not offered during the periods shown and, accordingly, no financial information is provided with respect to such shares. The following data should be read in conjunction with the financial statements, related notes, and other financial information incorporated by reference in the Statement of Additional Information. Further information about the Funds, including financial information with respect to the Funds' other classes of shares, is contained in the Funds' Annual Reports to Shareholders dated June 30, 1996, which may be obtained without charge by calling (800) 438-5789.

                                           ACCELERATING GROWTH FUND
                          ---------------------------------------------------------------------
                            YEAR       PERIOD                      YEAR      YEAR      PERIOD
                           ENDED       ENDED       YEAR ENDED     ENDED     ENDED      ENDED
                          6/30/96    6/30/95(A)    2/28/95(E)    2/28/94   2/28/93   2/29/92(F)
                          --------   ----------    ----------    --------  --------  ----------
Net Asset Value,
 Beginning of Period..... $  14.88    $  12.77      $  13.99     $  12.08  $  11.10   $  10.00
                          --------    --------      --------     --------  --------   --------
Income from Investment
 Operations:
 Net investment
  income/(loss)..........    (0.02)       0.00(b)       0.00(b)      0.02      0.06       0.03
 Net realized and
  unrealized gain/(loss)
  on investments.........     2.94        2.11         (0.88)        2.16      1.26       1.08
                          --------    --------      --------     --------  --------   --------
 Total from investment
  operations.............     2.92        2.11         (0.88)        2.18      1.32       1.11
                          --------    --------      --------     --------  --------   --------
Less Distributions:
 Dividends from net
  investment income......      --          --            --         (0.02)    (0.06)     (0.01)
 Distributions from net
  realized gains.........    (2.33)        --          (0.34)       (0.25)    (0.28)       --
                          --------    --------      --------     --------  --------   --------
 Total distributions.....    (2.33)        --          (0.34)       (0.27)    (0.34)     (0.01)
                          --------    --------      --------     --------  --------   --------
Net Asset Value, End of
 Period.................. $  15.47    $  14.88      $  12.77     $  13.99  $  12.08   $  11.10
                          ========    ========      ========     ========  ========   ========
 Total Return(c).........    22.31%      16.52%        (6.22)%      18.08%    12.07%     11.13%
                          ========    ========      ========     ========  ========   ========
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net Assets, End of
  Period (in thousands).. $188,390    $193,701      $177,584     $240,680  $172,217   $151,336
 Ratio of operating
  expenses to average net
  assets.................     0.95%       0.95%(d)      0.93%        0.95%     0.96%      0.20%(d)
 Ratio of net investment
  income/(loss) to
  average net assets.....    (0.17)%      0.04%(d)      0.00%(h)     0.13%     0.40%      1.28%(d)
 Portfolio turnover rate.      112%         31%           90%          34%       56%        73%
 Ratio of operating
  expenses to average net
  assets without waivers.     1.02%       1.19%(d)      1.16%        1.20%     1.21%      1.20%(d)
 Net investment
  income/(loss) per share
  without waivers........ $  (0.03)   $  (0.01)     $  (0.04)    $  (0.02) $   0.02   $   0.01
 Average commission
  rate(g)................ $ 0.0548         N/A           N/A          N/A       N/A        N/A

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Amount represents less than $0.01 per share.

(c) Total return represents aggregate total return for the period indicated.

(d) Annualized.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) The Munder Accelerating Growth Fund Class Y Shares commenced operations on December 1, 1991.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

(h) Amount rounds to less than 0.01%.

                                                BALANCED FUND
                                 -----------------------------------------------
                                              PERIOD                    PERIOD
                                 YEAR ENDED   ENDED       YEAR ENDED    ENDED
                                 6/30/96(G) 6/30/95(A)    2/28/95(D)  2/28/94(E)
                                 ---------- ----------    ----------  ----------
Net Asset Value, Beginning of
 Period........................   $  10.77   $  9.95       $ 10.36     $ 10.00
                                  --------   -------       -------     -------
Income from Investment
 Operations:
 Net investment income.........       0.30      0.10          0.21        0.16
 Net realized and unrealized
  gain/(loss) on investments...       1.55      0.85         (0.42)       0.32
                                  --------   -------       -------     -------
 Total from investment
  operations...................       1.85      0.95         (0.21)       0.48
                                  --------   -------       -------     -------
Less Distributions:
 Dividends from net investment
  income.......................      (0.27)    (0.13)        (0.20)      (0.12)
                                  --------   -------       -------     -------
 Total distributions...........      (0.27)    (0.13)        (0.20)      (0.12)
                                  --------   -------       -------     -------
Net Asset Value, End of Period.   $  12.35   $ 10.77       $  9.95     $ 10.36
                                  ========   =======       =======     =======
 Total Return(b)...............      17.35%     9.57%        (1.91)%      4.81%
                                  ========   =======       =======     =======
Ratios to Average Net
 Assets/Supplemental Data:
 Net assets, end of period (in
  thousands)...................   $ 57,637   $48,844       $45,610     $43,997
 Ratio of operating expenses to
  average net assets...........       0.90%     0.91%(c)      0.97%       0.95%(c)
 Ratio of net investment income
  to average net assets........       2.54%     2.76%(c)      2.14%       1.78%(c)
 Portfolio turnover rate.......        197        52%          116%         50%
 Ratio of operating expenses to
  average net assets without
  waivers......................       1.01%     1.26%(c)      1.32%       1.20%(c)
 Net investment income per
  share without waivers........   $   0.29   $  0.08       $  0.18     $  0.14
 Average commission rate(f)....   $ 0.0586       N/A           N/A         N/A

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) The Munder Balanced Fund Class Y Shares commenced operations on April 13, 1993.

(f) Average commission rate paid per share of securities purchased and sold by the Fund.

(g) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                                  GROWTH & INCOME FUND
                                           ------------------------------------
                                                        PERIOD
                                           YEAR ENDED   ENDED      PERIOD ENDED
                                           6/30/96(H) 6/30/95(A)   2/28/95(D,E)
                                           ---------- ----------   ------------
Net Asset Value, Beginning of Period.....   $ 11.14     $10.43        $10.00
                                            -------     ------        ------
Income from Investment Operations:
 Net investment income...................      0.35       0.11          0.25
 Net realized and unrealized gain on
  investments............................      1.98       0.79          0.34
                                            -------     ------        ------
 Total from investment operations........      2.33       0.90          0.59
                                            -------     ------        ------
Less Distributions:
 Dividends from net investment income....     (0.33)     (0.19)        (0.16)
 Distributions from net realized gains...     (0.09)       --          (0.00)(f)
                                            -------     ------        ------
 Total distributions.....................     (0.42)     (0.19)        (0.16)
                                            -------     ------        ------
Net Asset Value, End of Period...........   $ 13.05     $11.14        $10.43
                                            =======     ======        ======
 Total Return(b).........................     21.26%      8.69%         6.02%
                                            =======     ======        ======
Ratios to Average Net Assets/Supplemental
 Data:
 Net assets, end of period (in
  thousands).............................   $20,464     $7,860        $4,142
 Ratio of operating expenses to average
  net assets.............................      0.96%      0.84%(c)      0.28%(c)
 Ratio of net investment income to
  average net assets.....................      2.81%      3.58%(c)      4.97%(c)
 Portfolio turnover rate.................        37%        13%           12%
 Ratio of operating expenses to average
  net assets without waivers.............      1.03%      1.26%(c)      1.28%(c)
 Net investment income per share without
  waivers................................   $  0.34     $ 0.09        $ 0.20
 Average commission rate(g)..............   $0.0591        N/A           N/A

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) The Munder Growth & Income Fund Class Y Shares commenced operations on July 5, 1994.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Amount represents less than $0.01 per share.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

(h) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                                INDEX 500 FUND
                         ------------------------------------------------------------------
                                      PERIOD          YEAR      YEAR     YEAR      PERIOD
                         YEAR ENDED   ENDED          ENDED      ENDED    ENDED     ENDED
                         6/30/96(D) 6/30/95(A)    2/28/95(D,E) 2/28/94  2/28/93  2/29/92(F)
                         ---------- ----------    ------------ -------  -------  ----------
Net Asset Value,
 Beginning of Period....  $  13.81   $  12.40       $  12.07   $ 11.47  $ 11.02   $ 10.00
                          --------   --------       --------   -------  -------   -------
Income from Investment
 Operations:
 Net investment income..      0.36       0.11           0.32      0.31     0.31      0.07
 Net realized and
  unrealized gain on
  investments...........      3.07       1.46           0.50      0.59     0.78      0.97
                          --------   --------       --------   -------  -------   -------
 Total from investment
  operations............      3.43       1.57           0.82      0.90     1.09      1.04
                          --------   --------       --------   -------  -------   -------
Less Distributions:
 Dividends from net
  investment income.....     (0.35)     (0.16)         (0.32)    (0.30)   (0.31)    (0.02)
 Distributions from net
  realized gains........     (0.72)       --           (0.17)      --     (0.33)      --
                          --------   --------       --------   -------  -------   -------
 Total distributions....     (1.07)     (0.16)         (0.49)    (0.30)   (0.64)    (0.02)
                          --------   --------       --------   -------  -------   -------
Net Asset Value, End of
 Period.................  $  16.17   $  13.81       $  12.40   $ 12.07  $ 11.47   $ 11.02
                          ========   ========       ========   =======  =======   =======
 Total Return(b)........     25.61%     12.69%          7.06%     7.97%   10.25%    10.44%
                          ========   ========       ========   =======  =======   =======
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands).  $174,693   $124,902       $100,024   $85,269  $58,164   $59,019
 Ratio of operating
  expenses to average
  net assets............      0.26%      0.25%(c)       0.25%     0.25%    0.25%     0.13%(c)
 Ratio of net investment
  income to average net
  assets................      2.38%      2.66%(c)       2.74%     2.61%    2.73%     2.59%(c)
 Portfolio turnover
  rate..................         8%         6%             7%        1%      22%        0%
 Ratio of operating
  expenses to average
  net assets
  without waivers and/or
  expenses reimbursed...      0.44%      0.38%(c)       0.39%     0.42%    0.47%     1.21%(c)
 Net investment income
  per share without
  waivers and/or
  expenses reimbursed...  $   0.33   $   0.11       $   0.31   $  0.29  $  0.29   $  0.04
 Average commission
  rate(g)...............  $ 0.0240        N/A            N/A       N/A      N/A       N/A

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) The Munder Index 500 Fund Class Y Shares commenced operations on December 1, 1991.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

                                          INTERNATIONAL EQUITY FUND
                         ----------------------------------------------------------------
                            YEAR     PERIOD          YEAR      YEAR     YEAR     PERIOD
                           ENDED      ENDED         ENDED      ENDED    ENDED     ENDED
                         6/30/96(D) 6/30/95(A)   2/28/95(D,E) 2/28/94  2/28/93  2/29/92(F)
                         ---------- ---------    ------------ -------  -------  ---------
Net Asset Value,
 Beginning of Period....  $ 13.45    $ 12.30       $ 13.68    $ 10.64  $ 10.76   $ 10.00
                          -------    -------       -------    -------  -------   -------
 Income from Investment
  Operations:
 Net investment income..     0.19       0.12          0.20       0.19     0.11      0.11
 Net realized and
  unrealized gain/(loss)
  on investments........     1.64       1.03         (1.47)      2.85    (0.10)     0.67
                          -------    -------       -------    -------  -------   -------
 Total from investment
  operations............     1.83       1.15         (1.27)      3.04     0.01      0.78
                          -------    -------       -------    -------  -------   -------
Less Distributions:
 Dividends from net
  investment income.....    (0.13)       --          (0.05)       --     (0.11)    (0.02)
 Distribution from net
  realized gains........      --         --            --         --     (0.02)      --
 Distribution from
  capital...............      --         --          (0.06)       --       --        --
                          -------    -------       -------    -------  -------   -------
 Total distributions....    (0.13)       --          (0.11)       --     (0.13)    (0.02)
                          -------    -------       -------    -------  -------   -------
Net Asset Value, End of
 Period.................  $ 15.15    $ 13.45       $ 12.30    $ 13.68  $ 10.64   $ 10.76
                          =======    =======       =======    =======  =======   =======
 Total Return(b)........    13.63%      9.35%        (9.33)%    28.57%    0.09%     7.76%
                          =======    =======       =======    =======  =======   =======
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands).  $89,435    $75,000       $68,263    $68,954  $42,740   $33,357
 Ratio of operating
  expenses to average
  net assets............     1.01%      0.96%(c)      0.93%      1.03%    1.02%     0.25%(c)
 Ratio of net investment
  income to average net
  assets................     1.32%      2.82%(c)      1.56%      1.65%    1.25%     4.16%(c)
 Portfolio turnover
  rate..................       75%        14%           20%        15%       1%        0%
 Ratio of operating
  expenses to average
  net assets without
  waivers...............     1.08%      1.21%(c)      1.18%      1.28%    1.34%     1.33%(c)
 Net investment income
  per share without
  waivers...............  $  0.18    $  0.11       $  0.17    $  0.16  $  0.08   $  0.08
 Average commission
  rate(g)...............  $0.0288        N/A           N/A        N/A      N/A       N/A

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) The Munder International Equity Fund Class Y Shares commenced operations on December 1, 1991.

(g) Average commission rate paid per share of securities purchased and sold by the Fund.

                                                                   MID-CAP
                                                                 GROWTH FUND
                                                                 ------------
                                                                 PERIOD ENDED
                                                                 6/30/96(A,E)
                                                                 ------------
Net Asset Value, Beginning of Period............................   $ 10.00
                                                                   -------
Income from Investment Operations:
 Net investment loss............................................     (0.03)
 Net realized and unrealized gain on investments................      1.61
                                                                   -------
 Total from investment operations...............................      1.58
                                                                   -------
Less Distributions:
 Dividends from net investment income...........................       --
                                                                   -------
 Total distributions............................................       --
                                                                   -------
Net Asset Value, End of Period..................................   $ 11.58
                                                                   =======
 Total Return(c)................................................     15.80%
                                                                   =======
Ratios to Average Net Assets/Supplemental Data:
 Net assets, end of period (in 000's)...........................   $21,449
 Ratio of operating expenses to average net assets..............      0.95%(b)
 Ratio of net investment loss to average net assets.............     (0.28)%(b)
 Portfolio turnover rate........................................       247%
 Ratio of operating expenses to average net assets without
  waivers and expenses reimbursed...............................      1.13%(b)
 Net investment loss per share without waivers and expenses
  reimbursed....................................................   $ (0.04)
 Average commission rate(d).....................................   $0.0600

--------
(a) The Munder Mid-Cap Growth Fund Class Y Shares commenced operations on August 14, 1995.
(b) Annualized.

(c) Total return represents aggregate total return for the period indicated.


(d) Average commission rate paid per share of securities purchased and sold by the Fund.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                          MULTI-SEASON GROWTH FUND
                               ------------------------------------------------
                                                            YEAR      PERIOD
                               YEAR ENDED  PERIOD ENDED    ENDED       ENDED
                               6/30/96(J) 6/30/95(A,B,C)  12/31/94  12/31/93(H)
                               ---------- --------------  --------  -----------
Net Asset Value, Beginning of
 Period.......................  $  12.10     $ 10.43       $10.70     $10.20
                                --------     -------       ------     ------
Income from Investment
 Operations:
 Net investment income........      0.09        0.00(d)      0.04       0.00(d)
 Net realized and unrealized
  gain/(loss) on investments..      3.22        1.67        (0.27)      0.50
                                --------     -------       ------     ------
 Total from investment
  operations..................      3.31        1.67        (0.23)      0.50
                                --------     -------       ------     ------
Less Distributions:
 Dividends from net investment
  income......................     (0.07)        --           --         --
 Distributions from net
  realized gains..............     (0.40)        --         (0.04)       --
                                --------     -------       ------     ------
 Total distributions..........     (0.47)        --         (0.04)       --
                                --------     -------       ------     ------
Net Asset Value, End of
 Period.......................  $  14.94     $ 12.10       $10.43     $10.70
                                ========     =======       ======     ======
 Total Return(e)..............     27.85%      16.01%       (2.17)%     4.90%
                                ========     =======       ======     ======
Ratios to Average Net
 Assets/Supplemental Data:
 Net assets, end of period (in
  thousands)..................  $130,129     $87,604       $3,244     $2,322
 Ratio of operating expenses
  to average net assets.......      1.01%       1.40%(f)     1.50%      1.50%(f)
 Ratio of net investment
  income to average net
  assets......................      0.69%       0.53%(f)     0.29%      0.08%(f)
 Portfolio turnover rate......        54%         27%          48%       238%
 Ratio of operating expenses
  to average net assets
  without waivers.............      1.26%       1.72%(f)     2.53%      2.70%(f)
 Net investment income/(loss)
  per share without
  waivers(g)..................  $   0.06     $  0.00(d)    $(0.10)    $ 0.00(d)
 Average commission rate(i)...    0.0592         N/A          N/A        N/A

--------
(a) On June 23, 1995, the Munder Multi-Season Growth Fund acquired the assets and liabilities of the Ambassador Established Company Growth Fund.

(b) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31.
(c) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.
(d) Amount represents less than $0.01 per share.
(e) Total return represents aggregate total return for the period indicated.
(f) Annualized.
(g) Amounts shown for periods prior to June 30, 1995 are unaudited.

(h) The Munder Multi-Season Growth Fund Class Y Shares commenced operations on August 16, 1993.

(i) Average commission rate paid per share of securities purchased and sold by the Fund.

(j) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                                         REAL ESTATE EQUITY
                                                           INVESTMENT FUND
                                                       -----------------------
                                                       YEAR ENDED PERIOD ENDED
                                                       6/30/96(F) 6/30/95(A,B)
                                                       ---------- ------------
Net Asset Value, Beginning of Period..................  $ 10.09      $10.00
                                                        -------      ------
Income from Investment Operations:
 Net investment income................................     0.47        0.37
 Net realized and unrealized gain on investments......     1.13        0.08
                                                        -------      ------
 Total from investment operations.....................     1.60        0.45
                                                        -------      ------
Less Distributions:
 Dividends from net investment income.................    (0.47)      (0.36)
                                                        -------      ------
 Total distributions..................................    (0.47)      (0.36)
                                                        -------      ------
Net Asset Value, End of Period........................  $ 11.22      $10.09
                                                        =======      ======
 Total Return(c)......................................    16.20%       4.64%
                                                        =======      ======
Ratios to Average Net Assets/Supplemental Data:
 Net assets, end of period (in thousands).............  $19,125      $4,989
 Ratio of operating expenses to average net assets....     1.00%       1.25%(d)
 Ratio of net investment income to average net assets.     4.50%       5.28%(d)
 Portfolio turnover rate..............................       17%          3%
 Ratio of operating expenses to average net assets
  without waivers and/or expenses reimbursed..........     1.27%       6.98%(d)
 Net investment income/(loss) per share without
  waivers and/or expenses reimbursed..................  $  0.44      $(0.03)
 Average commission rate(e)...........................  $0.0600       N/A

--------

(a) The Munder Real Estate Equity Investment Fund Class Y Shares commenced operations on October 3, 1994.
(b) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.
(c) Total return represents aggregate total return for the period indicated.
(d) Annualized.

(e) Average commission rate paid per share of securities purchased and sold by the Fund.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                          SMALL COMPANY GROWTH FUND
                         --------------------------------------------------------------------
                                       PERIOD                    YEAR      YEAR      PERIOD
                         YEAR ENDED    ENDED        YEAR ENDED   ENDED     ENDED     ENDED
                         6/30/96(G)  6/30/95(A)     2/28/95(D)  2/28/94   2/28/93  2/29/92(E)
                         ----------  ----------     ----------  -------   -------  ----------
Net Asset Value,
 Beginning of Period....  $  15.33    $ 13.93        $ 14.38    $ 12.72   $ 11.49   $ 10.00
                          --------    -------        -------    -------   -------   -------
Income from Investment
 Operations:
 Net investment
  income/(loss).........     (0.07)     (0.01)         (0.02)     (0.04)     0.04      0.03
 Net realized and
  unrealized gain/(loss)
  on investments........      7.19       1.41          (0.41)      1.97      1.23      1.47
                          --------    -------        -------    -------   -------   -------
 Total from investment
  operations............      7.12       1.40          (0.43)      1.93      1.27      1.50
                          --------    -------        -------    -------   -------   -------
Less Distributions:
 Dividends from net
  investment income.....       --         --             --         --      (0.04)    (0.01)
 Distributions from net
  realized gains........     (1.24)       --           (0.02)     (0.27)      --        --
                          --------    -------        -------    -------   -------   -------
 Total distributions....     (1.24)       --           (0.02)     (0.27)    (0.04)    (0.01)
                          --------    -------        -------    -------   -------   -------
Net Asset Value, End of
 Period.................  $  21.21    $ 15.33        $ 13.93    $ 14.38   $ 12.72   $ 11.49
                          ========    =======        =======    =======   =======   =======
 Total Return(b)........     48.65%     10.05%         (3.00)%    15.19%    11.13%    15.01%
                          ========    =======        =======    =======   =======   =======
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands).  $107,492    $79,968        $72,207    $64,466   $48,569   $36,386
 Ratio of operating
  expenses to average
  net assets............      0.96%      0.96%(c)       0.98%      0.95%     0.96%     0.22%(c)
 Ratio of net investment
  income/(loss) to
  average net assets....     (0.41)%    (0.16)%(c)     (0.15)%    (0.28)%    0.10%     1.16%(c)
 Portfolio turnover
  rate..................        98%        39%            45%        47%       46%       43%
 Ratio of operating
  expenses to average
  net assets without
  waivers...............      1.03%      1.21%(c)       1.23%      1.20%     1.16%     0.97%(c)
 Net investment
  income/(loss) per
  share without
  waivers...............  $  (0.08)   $ (0.02)       $ (0.04)   $ (0.08)  $ (0.08)  $  0.01
 Average commission
  rate(f)...............  $ 0.0551        N/A            N/A        N/A       N/A       N/A

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) The Munder Small Company Growth Fund Class Y Shares commenced operations on December 1, 1991.

(f) Average commission rate paid per share of securities purchased and sold by the Fund.

(g) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                                                   VALUE FUND
                                                                  ------------
                                                                  PERIOD ENDED
                                                                  6/30/96(A,E)
                                                                  ------------
Net Asset Value, Beginning of Period.............................   $ 10.00
                                                                    -------
Income from Investment Operations:
 Net investment income...........................................      0.09
 Net realized and unrealized gain on investments.................      1.56
                                                                    -------
 Total from investment operations................................      1.65
                                                                    -------
Less Distributions:
 Dividends from net investment income............................     (0.06)
                                                                    -------
 Total distributions.............................................     (0.06)
                                                                    -------
Net Asset Value, End of Period...................................   $ 11.59
                                                                    =======
 Total Return(b).................................................     16.52%
                                                                    =======
Ratios to Average Net Assets/Supplemental Data:
 Net assets, end of period (in 000's)............................   $35,432
 Ratio of operating expenses to average net assets...............      0.95%(c)
 Ratio of net investment income to average net assets............      0.89%(c)
 Portfolio turnover rate.........................................       223%
 Ratio of operating expenses to average net assets without
  waivers and expenses reimbursed................................      1.05%(c)
 Net investment income per share without waivers and/or expenses
  reimbursed.....................................................   $  0.08
 Average commission rate(d)......................................   $0.0602

--------
(a) The Munder Value Fund Class Y Shares commenced operations on August 18,
    1995.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Average commission rate paid per share of securities purchased and sold by the Fund.

(e) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                                   BOND FUND
                         -------------------------------------------------------------------
                           YEAR      PERIOD          YEAR       YEAR      YEAR      PERIOD
                          ENDED      ENDED          ENDED      ENDED     ENDED      ENDED
                         6/30/96   6/30/95(A)    2/28/95(D,E) 2/28/94   2/28/93   2/29/92(F)
                         --------  ----------    ------------ --------  --------  ----------
Net Asset Value,
 Beginning of Period.... $   9.70   $   9.31       $   9.91   $   9.92  $  10.13   $  10.00
                         --------   --------       --------   --------  --------   --------
Income from Investment
 Operations:
 Net investment income..     0.64       0.21           0.64       0.58      0.77       0.20
 Net realized and
  unrealized gain/(loss)
  on investments........    (0.21)      0.39          (0.64)     (0.03)    (0.12)      0.07
                         --------   --------       --------   --------  --------   --------
 Total from investment
  operations............     0.43       0.60           0.00       0.55      0.65       0.27
                         --------   --------       --------   --------  --------   --------
Less Distributions:
 Dividends from net
  investment income.....    (0.60)     (0.21)         (0.60)     (0.56)    (0.77)     (0.14)
 Distributions from net
  realized gains........      --         --             --         --      (0.09)       --
                         --------   --------       --------   --------  --------   --------
 Total distributions....    (0.60)     (0.21)         (0.60)     (0.56)    (0.86)     (0.14)
                         --------   --------       --------   --------  --------   --------
Net Asset Value, End of
 Period................. $   9.53   $   9.70       $   9.31   $   9.91  $   9.92   $  10.13
                         ========   ========       ========   ========  ========   ========
 Total Return(b)........     4.50%      6.48%          0.70%      5.63%     6.75%      2.70%
                         ========   ========       ========   ========  ========   ========
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands). $113,020   $146,741       $141,704   $147,770  $154,078   $145,120
 Ratio of operating
  expenses to average
  net assets............     0.70%      0.70%(c)       0.67%      0.80%     0.76%      0.19%(c)
 Ratio of net investment
  income to average net
  assets................     6.51%      6.72%(c)       6.82%      5.70%     7.50%      8.32%(c)
 Portfolio turnover
  rate..................      507%        99%           165%       128%       77%        34%
 Ratio of operating
  expenses to average
  net assets without
  waivers...............     0.79%      0.94%(c)       0.91%      0.94%     0.94%      0.93%(c)
 Net investment income
  per share without
  waivers............... $   0.64   $   0.21       $   0.61   $   0.57  $   0.75   $   0.18

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) The Munder Bond Fund Class Y Shares commenced operations on December 1,
    1991.

                                           INTERMEDIATE BOND FUND
                         -----------------------------------------------------------------
                           YEAR      PERIOD         YEAR      YEAR      YEAR      PERIOD
                          ENDED      ENDED         ENDED     ENDED     ENDED      ENDED
                         6/30/96   6/30/95(A)    2/28/95(D) 2/28/94   2/28/93   2/29/92(E)
                         --------  ----------    ---------- --------  --------  ----------
Net Asset Value,
 Beginning of Period.... $   9.51   $   9.27      $   9.91  $  10.47  $  10.07   $  10.00
                         --------   --------      --------  --------  --------   --------
Income from Investment
 Operations:
 Net investment income..     0.60       0.23          0.60      0.59      0.54       0.15
 Net realized and
  unrealized gain/(loss)
  on investments........    (0.20)      0.24         (0.59)    (0.20)     0.49       0.02
                         --------   --------      --------  --------  --------   --------
 Total from investment
  operations............     0.40       0.47          0.01      0.39      1.03       0.17
                         --------   --------      --------  --------  --------   --------
Less Distributions:
 Dividends from net
  investment income.....    (0.60)     (0.23)        (0.64)    (0.58)    (0.54)     (0.10)
 Distributions from net
  realized gains........      --         --          (0.01)    (0.37)    (0.09)       --
                         --------   --------      --------  --------  --------   --------
 Total distributions....    (0.60)     (0.23)        (0.65)    (0.95)    (0.63)     (0.10)
                         --------   --------      --------  --------  --------   --------
Net Asset Value, End of
 Period................. $   9.31   $   9.51      $   9.27  $   9.91  $  10.47   $  10.07
                         ========   ========      ========  ========  ========   ========
 Total Return(b)........     4.29%      5.12%         0.78%     3.79%    10.56%      1.72%
                         ========   ========      ========  ========  ========   ========
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands). $182,937   $157,484      $162,185  $162,738  $152,470   $114,014
 Ratio of operating
  expenses to average
  net assets............     0.69%      0.70%(c)      0.68%     0.80%     0.77%      0.19%(c)
 Ratio of net investment
  income to average net
  assets................     6.33%      7.37%(c)      6.96%     5.63%     5.53%      6.17%(c)
 Portfolio turnover
  rate..................      494%        84%           80%      155%      104%        23%
 Ratio of operating
  expenses to average
  net assets without
  waivers...............     0.77%      0.94%(c)      0.93%     0.94%     0.95%      0.93%(c)
 Net investment income
  per share without
  waivers............... $   0.59   $   0.23      $   0.58  $   0.58  $   0.52   $   0.13

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) The Munder Intermediate Bond Fund Class Y Shares commenced operations on December 1, 1991.

                                              U.S. GOVERNMENT INCOME FUND
                                           ------------------------------------
                                                       PERIOD
                                           YEAR ENDED   ENDED      PERIOD ENDED
                                           6/30/96(F) 6/30/95(A)   2/28/95(D,E)
                                           ---------- ---------    ------------
Net Asset Value, Beginning of Period.....   $ 10.30    $  9.89       $ 10.00
                                            -------    -------       -------
Income from Investment Operations:
 Net investment income...................      0.74       0.24          0.44
 Net realized and unrealized gain/(loss)
  on investments.........................     (0.27)      0.41         (0.07)
                                            -------    -------       -------
 Total from investment operations........      0.47       0.65          0.37
                                            -------    -------       -------
Less Distributions:
 Dividends from net investment income....     (0.71)     (0.24)        (0.48)
 Distributions from net realized gain....     (0.08)       --            --
                                            -------    -------       -------
 Total distributions.....................     (0.79)     (0.24)        (0.48)
                                            -------    -------       -------
Net Asset Value, End of Period...........   $  9.98    $ 10.30       $  9.89
                                            =======    =======       =======
 Total Return(b).........................      4.58%      6.64%         3.85%
                                            =======    =======       =======
Ratios to Average Net Assets/Supplemental
 Data:
 Net assets, end of period (in
  thousands).............................   $46,695    $12,862       $11,647
 Ratio of operating expenses to average
  net assets.............................      0.72%      0.72%(c)      0.70%(c)
 Ratio of net investment income to
  average net assets.....................      7.17%      7.21%(c)      7.27%(c)
 Portfolio turnover rate.................       133%        42%          143%
 Ratio of operating expenses to average
  net assets without waivers.............      0.79%      0.96%(c)      0.94%(c)
 Net investment income per share without
  waivers................................   $  0.73    $  0.24       $  0.43

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) The Munder U.S. Government Income Fund Class Y Shares commenced operations on July 5, 1994.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                     MICHIGAN TRIPLE TAX-FREE BOND FUND
                               ------------------------------------------------
                                                            YEAR       PERIOD
                               YEAR ENDED PERIOD ENDED     ENDED       ENDED
                               6/30/96(D) 6/30/95(A,D)  2/28/95(D,E) 2/28/94(F)
                               ---------- ------------  ------------ ----------
Net Asset Value, Beginning of
 Period......................    $9.34       $9.24         $9.73       $10.00
                                 -----       -----         -----       ------
Income from Investment
 Operations:
 Net investment income.......     0.44        0.17          0.50         0.05
 Net realized and unrealized
  gain/(loss) on investments.     0.07        0.10         (0.54)       (0.30)
                                 -----       -----         -----       ------
 Total from investment
  operations.................     0.51        0.27         (0.04)       (0.25)
                                 -----       -----         -----       ------
Less Distributions:
 Dividends from net
  investment income..........    (0.50)      (0.17)        (0.45)       (0.02)
                                 -----       -----         -----       ------
 Total distributions.........    (0.50)      (0.17)        (0.45)       (0.02)
                                 -----       -----         -----       ------
Net Asset Value, End of
 Period......................    $9.35       $9.34         $9.24       $ 9.73
                                 =====       =====         =====       ======
 Total Return(b).............     5.51%       2.92%         0.10%       (2.47)%
                                 =====       =====         =====       ======
Ratios to Average Net
 Assets/Supplemental Data:
 Net assets, end of period
  (in thousands).............    $ 204       $ 771         $ 604       $2,252
 Ratio of operating expenses
  to average net assets......     0.26%       0.27%(c)      0.31%        0.21%(c)
 Ratio of net investment
  income to average net
  assets.....................     5.26%       5.31%(c)      5.06%        3.67%(c)
 Portfolio turnover rate.....       31%          8%           53%           0%
 Ratio of operating expenses
  to average net assets
  without waivers............     0.84%       1.01%(c)      1.05%        0.95%(c)
 Net investment income per
  share without waivers......    $0.38       $0.12         $0.42       $ 0.04

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) The Munder Michigan Triple Tax-Free Bond Fund Class Y Shares commenced operations on January 3, 1994.

                                                  TAX-FREE BOND FUND
                                         -------------------------------------
                                         YEAR ENDED PERIOD ENDED  PERIOD ENDED
                                         6/30/96(B) 6/30/95(A,B)  2/28/95(E,F)
                                         ---------- ------------  ------------
Net Asset Value, Beginning of Period....   $10.29      $10.13        $10.06
                                           ------      ------        ------
Income from Investment Operations:
 Net investment income..................     0.49        0.16          0.30
 Net realized and unrealized gain on
  investments...........................     0.06        0.16          0.10
                                           ------      ------        ------
 Total from investment operations.......     0.55        0.32          0.40
                                           ------      ------        ------
Less Distributions:
 Dividends from net investment income...    (0.49)      (0.16)        (0.33)
 Distributions from net realized gains..    (0.01)        --            --
                                           ------      ------        ------
 Total distributions....................    (0.50)      (0.16)        (0.33)
                                           ------      ------        ------
Net Asset Value, End of Period..........   $10.34      $10.29        $10.13
                                           ======      ======        ======
 Total Return(c)........................     5.38%       3.17%         4.08%
                                           ======      ======        ======
Ratios to Average Net
 Assets/Supplemental Data:
 Net assets, end of period (in
  thousands)............................   $1,929      $1,498        $  953
 Ratio of operating expenses to average
  net assets............................     0.73%       0.77%(d)      0.68%(d)
 Ratio of net investment income to
  average net assets....................     4.67%       4.63%(d)      4.94%(d)
 Portfolio turnover rate................       15%         12%           50%
 Ratio of operating expenses to average
  net assets without waivers............     0.81%       1.01%(d)      0.92%(d)
 Net investment income per share without
  waivers...............................   $ 0.48      $ 0.15        $ 0.29

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Per share numbers have been calculated using the monthly average shares method, which more appropriately presents per share data for the period since the use of the undistributed net investment income method did not accord with results of operations.

(c) Total return represents aggregate total return for the period indicated.

(d) Annualized.

(e) The Munder Tax-Free Bond Fund Class Y Shares commenced operations on July 21, 1994.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

                                   TAX-FREE INTERMEDIATE BOND FUND
                         -------------------------------------------------------
                                      PERIOD                  YEAR      PERIOD
                         YEAR ENDED   ENDED       YEAR ENDED  ENDED     ENDED
                         6/30/96(F) 6/30/95(A)    2/28/95(D) 2/28/94  2/28/93(E)
                         ---------- ----------    ---------- -------  ----------
Net Asset Value,
 Beginning of Period....   $10.37    $ 10.17       $ 10.44   $10.69     $10.40
                           ------    -------       -------   ------     ------
Income from Investment
 Operations:
 Net investment income..     0.45       0.15          0.42     0.42       0.07
 Net realized and
  unrealized gain/(loss)
  on investments........    (0.04)      0.20         (0.23)   (0.14)      0.31
                           ------    -------       -------   ------     ------
 Total from investment
  operations............     0.41       0.35          0.19     0.28       0.38
                           ------    -------       -------   ------     ------
Less Distributions:
 Dividends from net
  investment income.....    (0.44)     (0.15)        (0.44)   (0.42)     (0.07)
 Distributions from net
  realized gains........      --         --          (0.02)   (0.11)     (0.02)
                           ------    -------       -------   ------     ------
 Total distributions....    (0.44)     (0.15)        (0.46)   (0.53)     (0.09)
                           ------    -------       -------   ------     ------
Net Asset Value, End of
 Period.................   $10.34    $ 10.37       $ 10.17   $10.44     $10.69
                           ======    =======       =======   ======     ======
 Total Return(b)........     3.95%      3.43%         2.34%    2.64%      3.68%
                           ======    =======       =======   ======     ======
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands).   $5,285    $11,100       $10,709   $3,074     $  489
 Ratio of operating
  expenses to average
  net assets............     0.71%      0.73%(c)      0.70%    0.80%      0.79%(c)
 Ratio of net investment
  income to average net
  assets................     4.16%      4.27%(c)      4.44%    3.99%      4.08%(c)
 Portfolio turnover
  rate..................       20%         5%           52%      38%        57%
 Ratio of operating
  expenses to average
  net assets without
  waivers...............     0.79%      0.97%(c)      0.94%    0.94%      0.93%(c)
 Net investment income
  per share without
  waivers...............   $ 0.44    $  0.14       $  0.39   $ 0.41     $ 0.07

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) The Munder Tax-Free Intermediate Bond Fund Class Y Shares commenced operations on December 17, 1992.

(f) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period since the use of the undistributed net investment income method did not accord with the results of operations.

                                                 CASH INVESTMENT FUND
                         ---------------------------------------------------------------------------
                           YEAR      PERIOD                   YEAR      YEAR      YEAR      PERIOD
                          ENDED      ENDED       YEAR ENDED  ENDED     ENDED     ENDED      ENDED
                         6/30/96   6/30/95(A)    2/28/95(D) 2/28/94   2/28/93   2/29/92   2/28/91(E)
                         --------  ----------    ---------- --------  --------  --------  ----------
Net Asset Value,
 Beginning of Period.... $   1.00   $   1.00      $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
                         --------   --------      --------  --------  --------  --------   --------
Income from Investment
 Operations:
 Net investment income..    0.051      0.019         0.042     0.027     0.031     0.052      0.073
                         --------   --------      --------  --------  --------  --------   --------
 Total from investment
  operations............    0.051      0.019         0.042     0.027     0.031     0.052      0.073
                         --------   --------      --------  --------  --------  --------   --------
Less Distributions:
 Dividends from net
  investment income.....   (0.051)    (0.019)       (0.042)   (0.027)   (0.031)   (0.052)    (0.073)
                         --------   --------      --------  --------  --------  --------   --------
 Total distributions....   (0.051)    (0.019)       (0.042)   (0.027)   (0.031)   (0.052)    (0.073)
                         --------   --------      --------  --------  --------  --------   --------
Net Asset Value, End of
 Period................. $   1.00   $   1.00      $   1.00  $   1.00  $   1.00  $   1.00   $   1.00
                         ========   ========      ========  ========  ========  ========   ========
 Total Return(b)........     5.27%      1.87%         4.23%     2.70%     3.17%     5.30%      7.56%
                         ========   ========      ========  ========  ========  ========   ========
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands). $317,825   $340,394      $324,793  $282,363  $320,296  $317,943   $317,545
 Ratio of operating
  expenses to average
  net assets............     0.53%      0.52%(c)      0.55%     0.53%     0.48%     0.44%      0.45%(c)
 Ratio of net investment
  income to average net
  assets................     5.13%      5.64%(c)      4.27%     2.66%     3.12%     5.12%      7.43%(c)
 Ratio of operating
  expenses to average
  net assets without
  waivers...............     0.53%      0.54%(c)      0.58%     0.58%     0.59%     0.63%      0.65%(c)
 Net investment income
  per share without
  waivers............... $  0.051   $  0.019      $  0.041  $  0.026  $  0.030  $  0.050   $  0.071

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) The Munder Cash Investment Fund Class Y Shares commenced operations on March 14, 1990.

                                             MONEY MARKET FUND
                                 ---------------------------------------------
                                   YEAR                     YEAR      PERIOD
                                  ENDED    PERIOD ENDED    ENDED      ENDED
                                 6/30/96   6/30/95(A,B)   12/31/94  12/31/93(F)
                                 --------  ------------   --------  ----------
Net Asset Value, Beginning of
 Period........................  $   1.00    $   1.00     $   1.00   $  1.00
                                 --------    --------     --------   -------
Income from Investment
 Operations:
 Net investment income.........     0.051       0.024        0.040     0.010
                                 --------    --------     --------   -------
 Total from investment
  operations...................     0.051       0.024        0.040     0.010
                                 --------    --------     --------   -------
Less Distributions:
 Dividends from net investment
  income.......................    (0.051)     (0.024)      (0.040)   (0.010)
                                 --------    --------     --------   -------
 Total distributions...........    (0.051)     (0.024)      (0.040)   (0.010)
                                 --------    --------     --------   -------
Net Asset Value, End of Period.  $   1.00    $   1.00     $   1.00   $  1.00
                                 ========    ========     ========   =======
 Total Return(c)...............      5.17%       2.44%        3.88%     0.96%
                                 ========    ========     ========   =======
Ratios to Average Net
 Assets/Supplemental Data:
 Net assets, end of period (in
  thousands)...................  $223,396    $263,513     $145,685   $90,086
 Ratio of operating expenses to
  average net assets...........      0.62%       0.60%(d)     0.60%     0.60%(d)
 Ratio of net investment income
  to average net assets........      5.09%       5.46%(d)     3.81%     2.57%(d)
 Ratio of operating expenses to
  average net assets without
  waivers......................      0.62%       0.66%(d)     0.74%     0.73%(d)
 Net investment income per
  share without waivers(e).....  $  0.051    $  0.024     $  0.040   $ 0.010

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31.
(b) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.
(c) Total return represents aggregate total return for the period indicated.
(d) Annualized.
(e) Amounts shown for periods prior to June 30, 1995 are unaudited.

(f) The Munder Money Market Fund Class Y Shares commenced operations on August 18, 1993.

                                           TAX-FREE MONEY MARKET FUND
                         ----------------------------------------------------------------------
                          YEAR     PERIOD        YEAR      YEAR     YEAR      YEAR     PERIOD
                          ENDED     ENDED        ENDED     ENDED    ENDED    ENDED      ENDED
                         6/30/96  6/30/95(A)   2/28/95(D) 2/28/94  2/28/93  2/29/92   2/28/91(E)
                         -------  ---------    ---------  -------  -------  --------  ---------
Net Asset Value,
 Beginning of Period.... $  1.00   $  1.00      $  1.00   $  1.00  $  1.00  $   1.00   $  1.00
                         -------   -------      -------   -------  -------  --------   -------
Income from Investment
 Operations:
 Net investment income..   0.031     0.012        0.026     0.020    0.025     0.039     0.051
                         -------   -------      -------   -------  -------  --------   -------
 Total from investment
  operations............   0.031     0.012        0.026     0.020    0.025     0.039     0.051
                         -------   -------      -------   -------  -------  --------   -------
Less Distributions:
 Dividends from net
  investment income.....  (0.031)   (0.012)      (0.026)   (0.020)  (0.025)   (0.039)   (0.051)
                         -------   -------      -------   -------  -------  --------   -------
 Total distributions....  (0.031)   (0.012)      (0.026)   (0.020)  (0.025)   (0.039)   (0.051)
                         -------   -------      -------   -------  -------  --------   -------
Net Asset Value, End of
 Period................. $  1.00   $  1.00      $  1.00   $  1.00  $  1.00  $   1.00   $  1.00
                         =======   =======      =======   =======  =======  ========   =======
 Total Return(b)........    3.16%     1.19%        2.59%     2.02%    2.50%     3.99%     5.28%
                         =======   =======      =======   =======  =======  ========   =======
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands). $25,594   $23,430      $30,884   $53,798  $94,749  $102,453   $94,546
 Ratio of operating
  expenses to average
  net assets............    0.53%     0.54%(c)     0.55%     0.54%    0.50%     0.44%     0.45%(c)
 Ratio of net investment
  income to average net
  assets................    3.14%     3.51%(c)     2.54%     2.00%    2.45%     3.89%     5.30%(c)
 Ratio of operating
  expenses to average
  net assets without
  waivers...............    0.55%     0.59%(c)     0.60%     0.59%    0.58%     0.62%     0.66%(c)
 Net investment income
  per share without
  waivers............... $ 0.031   $ 0.012      $ 0.025   $ 0.020  $ 0.024  $  0.037   $ 0.050

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) The Munder Tax-Free Money Market Fund Class Y Shares commenced operations on March 14, 1990.

                                           U.S. TREASURY MONEY MARKET FUND
                         --------------------------------------------------------------------------
                           YEAR      PERIOD                   YEAR      YEAR     YEAR      PERIOD
                          ENDED      ENDED       YEAR ENDED  ENDED     ENDED     ENDED     ENDED
                         6/30/96   6/30/95(A)    2/28/95(D) 2/28/94   2/28/93   2/29/92  2/28/91(E)
                         --------  ----------    ---------- --------  --------  -------  ----------
Net Asset Value,
 Beginning of Period.... $   1.00   $   1.00      $   1.00  $   1.00  $   1.00  $  1.00   $  1.00
                         --------   --------      --------  --------  --------  -------   -------
Income from Investment
 Operations:
 Net investment income..    0.049      0.018         0.039     0.026     0.030    0.050     0.068
                         --------   --------      --------  --------  --------  -------   -------
 Total from investment
  operations............    0.049      0.018         0.039     0.026     0.030    0.050     0.068
                         --------   --------      --------  --------  --------  -------   -------
Less Distributions:
 Dividends from net
  investment income.....   (0.049)    (0.018)       (0.039)   (0.026)   (0.030)  (0.050)   (0.068)
                         --------   --------      --------  --------  --------  -------   -------
 Total distributions....   (0.049)    (0.018)       (0.039)   (0.026)   (0.030)  (0.050)   (0.068)
                         --------   --------      --------  --------  --------  -------   -------
Net Asset Value, End of
 Period................. $   1.00   $   1.00      $   1.00  $   1.00  $   1.00  $  1.00   $  1.00
                         ========   ========      ========  ========  ========  =======   =======
 Total Return(b)........     5.02%      1.80%         4.01%     2.59%     3.05%    5.08%     6.97%
                         ========   ========      ========  ========  ========  =======   =======
Ratios to Average Net
 Assets/Supplemental
 Data:
 Net assets, end of
  period (in thousands). $309,873   $231,055      $240,590  $245,800  $102,429  $83,619   $88,498
 Ratio of operating
  expenses to average
  net assets............     0.54%      0.55%(c)      0.55%     0.53%     0.51%    0.44%     0.45%(c)
 Ratio of net investment
  income to average net
  assets................     4.89%      5.38%(c)      3.88%     2.56%     2.98%    4.95%     6.94%(c)
 Ratio of operating
  expenses to average
  net assets without
  waivers...............     0.56%      0.60%(c)      0.60%     0.58%     0.60%    0.63%     0.66%(c)
 Net investment income
  per share without
  waivers............... $  0.049   $  0.018      $  0.038  $  0.025  $  0.029  $ 0.048   $ 0.066

--------

(a) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) The Munder U.S. Treasury Money Market Fund Class Y Shares commenced operations on March 14, 1990.

                      INVESTMENT OBJECTIVES AND POLICIES

  This Prospectus describes the following funds offered by the Company and
Munder: the Accelerating Growth, Equity Selection, Growth & Income, Index 500, International Equity, Mid-Cap Growth, Micro-Cap Equity, Multi-Season Growth, Real Estate Equity Investment, Small-Cap Value, Small Company Growth and Value Funds (collectively, the "Equity Funds"); the Bond, Intermediate Bond and U.S. Government Income Funds (collectively, the "Bond Funds"); the Michigan Triple Tax-Free Bond, Tax-Free Bond and Tax-Free Intermediate Bond Funds (collectively, the "Tax-Free Bond Funds"); the Cash Investment Fund, Money Market Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund (collectively, the "Money Market Funds"); the International Bond Fund and the Balanced Fund. Purchasing shares of any fund should not be considered a complete investment program, but an important segment of a well-diversified investment program. Unless otherwise specified in this Prospectus or the Statement of Additional Information, up to 35% of each Equity Fund's net assets may be invested in the instruments described under "Portfolio Instruments and Practices and Associated Risk Factors."

ACCELERATING GROWTH FUND

  The investment objective of the Accelerating Growth Fund is to provide long-term capital appreciation, with income a secondary consideration. The Fund seeks to achieve its objective by investing primarily in equity securities and instruments convertible or exchangeable into equity securities. The Fund's investment portfolio will consist primarily of the stocks of companies determined by the Advisor to demonstrate accelerating earnings growth and which are expected to continue expanding earnings at an accelerated pace, maintain a substantial competitive advantage, have a focused management team and a stable balance sheet.

  Under normal market conditions, at least 65% of the Fund's total assets will be invested in equity securities. In addition to investing in equity securities, the Fund is authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "Portfolio Instruments and Practices and Associated Risk Factors" for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

BALANCED FUND

  The investment objective of the Balanced Fund is to provide an attractive investment return through a combination of growth of capital and current income. The Fund seeks to achieve its objective by allocating assets among three major asset groups: equity securities, fixed income securities and cash equivalents. In pursuing its investment objective, the Advisor will allocate the Fund's assets based upon its evaluation of the relative attractiveness of the major asset groups.

  The Fund's policy is to invest at least 25% of the value of its total assets in fixed income securities including short-term obligations and no more than 75% in equity securities at all times. The actual percentage of assets invested in fixed income and equity securities will vary from time to time, depending on the judgment of the Advisor as to general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments. The Fund will not purchase a security if, as a result of such purchase, less than 25% of its total assets would be in fixed income securities (including short and long-term debt securities, preferred stocks, and convertible debt securities and preferred stocks, to the extent their value is attributable to their fixed income characteristics). This policy is not fundamental and may be changed by the Board of Trustees without a vote of the majority of shareholders, but only with 30 days' prior shareholder notice and in accordance with the 1940 Act.

  Subject to the above limitations, the Fund's assets may be invested in U.S. Government and agency obligations, corporate bonds, senior debt securities, preferred and common stocks in such proportions and of such type as are deemed by the Advisor to be best adapted to the current economic and market outlook. The Advisor may incorporate several considerations into its asset allocation decision-making process including the Advisor's outlook for future returns on each asset class, inflation, interest rates and long-term corporate earnings growth. Investment returns are normally strongly influenced by such variables and their expected changes over time. Therefore, the Advisor will attempt to take advantage of changing economic conditions by increasing or decreasing the ratio of stocks to fixed income obligations or cash equivalents in the Fund. For example, if the Advisor expected more rapid economic growth leading to better corporate earnings in the future, it would normally increase the Fund's equity holdings while reducing its fixed income and cash equivalent holdings.

  The Fund reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 18 months or less) at such times and in such proportions as, in the opinion of the Advisor, prevailing market or economic conditions warrant. Short-term obligations include, but are not limited to, domestic commercial paper, bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign banks and savings and loan associations, repurchase agreements, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

EQUITY SELECTION FUND

  The investment objective of the Equity Selection Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve this objective by investing in equity securities that a dedicated research team believes to be of high quality and that, as determined through both fundamental and technical analysis, are undervalued compared to equity securities of other companies in the same industry. The Fund generally will invest in issuers that have market capitalizations of at least $3 billion at the time of purchase. The Fund will be diversified by industry with proportionate weightings approximately the same as those of the Standard & Poor's Composite Stock Price 500 Index (the "S&P 500").

  The Fund seeks long-term capital appreciation by investing primarily in common stocks. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. In addition to investing in equity securities, the Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "Portfolio Instruments and Practices and Associated Risk Factors" for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

GROWTH & INCOME FUND

  The investment objective of the Growth & Income Fund is to provide capital appreciation and current income by investing primarily in dividend-paying equity securities. The Fund is designed for investors seeking current income and capital appreciation through the equity markets. The Fund will seek to achieve its objectives principally by investing in a broadly diversified portfolio of dividend-paying stocks of companies whose prospects for dividend growth and capital appreciation are considered favorable by the Advisor. In general, the Advisor selects large, well-known companies that it believes have above-average and secure dividends. The Fund will seek to produce a current yield greater than the S&P 500.

  The Fund's investment philosophy is founded on the Advisor's belief that over time, dividend income can account for a significant component of the total return from equity investments. Over time, reinvested dividend income has accounted for approximately one-half of the total return of the S&P 500. Second, dividends are normally a more stable and predictable source of return than capital appreciation. While the price of a company's stock generally increases or decreases in response to short-term earnings and market fluctuations, its dividends are generally less volatile. Finally, the Advisor believes that stocks which distribute a high level of current income tend to have less price volatility than those which do not.

  To achieve its objective, the Fund will invest under normal circumstances at least 65% of its assets in income-producing common stocks and convertible preferred stocks. The Fund also may invest in convertible bonds which are debt securities convertible into or ultimately exchangeable for common stock. The Fund may invest up to 20% of the value of its total assets in securities that are rated below investment grade by Standard & Poor's Ratings Service ("S&P"), a division of McGraw-Hill Companies, Inc., or Moody's Investor Services, Inc. ("Moody's"). In addition to investing in common stocks and convertible securities, the Fund is authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "Portfolio Instruments and Practices and Associated Risk Factors" for a description of these and other investment practices of the Fund, including investments in warrants, foreign securities and in stock index futures and options.

INDEX 500 FUND

  The investment objective of the Index 500 Fund is to provide price performance and income that is comparable to the performance of the S&P 500 Index, an index which emphasizes large capitalization companies. As of December 31, 1995, the S&P 500 represented approximately 69% of the market capitalization of publicly owned stocks in the United States. Although the Fund may not hold securities of all 500 issuers included in the S&P 500 Index, it will normally hold the securities of at least 80% of such issuers. Stock selections are based primarily on market capitalization and industry weightings. The Fund may also invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities traded on the American Stock Exchange that represent ownership in the SPDR Trust, a long-term unit investment trust which is intended to provide investment results that generally correspond to the price and yield performance of the S&P 500 Index. See "Portfolio Instruments and Practices and Associated Risk Factors--Investment Company Securities." The Fund seeks quarterly performance within a .95 correlation with the S&P 500.

  The Fund is managed through the use of a "quantitative" or "indexing" investment approach, which attempts to duplicate the investment composition and performance of the S&P 500 through statistical procedures. As a result, the Advisor does not employ traditional methods of fund investment management, such as selecting securities on the basis of economic, financial and market analysis.

  The Index 500 Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Index 500 Fund or any member of the public regarding the advisability of investing in securities generally or in the Index 500 Fund particularly or the ability of the S&P 500 Index to trace general stock market performance. S&P's only relationship to the Company is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Company or the Index 500 Fund. S&P has no obligation to take the needs of the Company or the owners of the Index 500 Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Index 500 Fund or the timing of the issuance or sale of the Index 500 Fund or in the determination or calculation of the equation by which the Index 500 Fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Index 500 Fund.

  S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Company, owners of the Index 500 Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability of fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

  "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", and "500" are trademarks of McGraw-Hill, Inc. and have been licensed for use by the Company. The Index 500 Fund is not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in the Index 500 Fund.

  In addition to investing in stocks, the Index 500 Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. The Fund may also invest in stock index futures. See "Portfolio Instruments and Practices and Associated Risk Factors" for a description of investment practices of the Fund.

INTERNATIONAL EQUITY FUND

  The investment objective of the International Equity Fund is to provide long-term capital appreciation by investing primarily in the equity securities of foreign issuers. These securities will be held directly or in the form of American Depositary Receipts ("ADRs") or European Depositary Receipts ("EDRs"). ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. The Fund will emphasize companies with a market capitalization of at least $100 million. In selecting issuers, the Advisor may consider, among other factors, the location of the issuer, its competitive stature, the issuer's past record and future prospects for growth, and the marketability of its securities.

  On a continuing basis, but at least quarterly, the Advisor creates a list of securities eligible for purchase by the Fund. The Advisor then calculates the adjusted market capitalization of all the equity securities, ADRs and EDRs considered to be eligible for purchase. Market capitalization for equity securities is calculated by multiplying the market price of the security by the number of shares outstanding, adjusted for control blocks. A control block is defined as a block of securities owned by another corporation. The primary sources of information regarding the existence and size of control blocks are the S&P Stock reports and the Morgan Stanley Capital International Perspective. Control blocks will be updated each time the eligible list of securities is created or a company is added to the eligible universe.

  Following calculation of the adjusted market capitalization, the list of eligible securities is then sorted in descending order of adjusted market capitalization. Securities with market capitalizations greater than $100 million are considered for purchase by the Fund. On a regular basis, securities will be added to the eligible universe as new ADR and EDR facilities and exchange listings occur, subject to meeting other eligibility requirements. Each time the list of eligible securities is created, any security held by the Fund that does not appear on the updated eligibility list will be sold as soon as practicable.

  Equity securities on the eligible securities list are continuously evaluated on the basis of total return in relation to their respective local, regional and global markets. From the list of eligible securities a portfolio is constructed that is composed of two major sections. The first section is designed to provide broad coverage of international markets. Securities representation generally covers all major markets and industry sectors. The second section is designed to complement the first section by increasing exposure to securities that are expected to outperform their markets and industry sectors on a relative basis. The blending of the two sections is designed to provide an international portfolio that provides a broad market exposure to stock markets and has the capability to enhance the value of the portfolio by adjusting allocations to stocks that are expected to outperform their respective markets on a relative basis.

  The Fund will increase its exposure to the second section when the Advisor identifies securities that are expected to outperform their markets and the Fund will conversely increase its exposure to the first section when the Advisor believes a broader market exposure is required. When the Advisor believes broader market exposure will benefit the Fund, the Fund may allocate up to 80% of its assets for investment in the first section securities. When the Advisor identifies strong potential for specific securities to outperform their relative benchmarks, the Fund may invest up to 50% of its total assets in the second section securities.

  The Advisor will determine the second section allocation by examining the relationship each security has with the economic environment of its respective industry, country market and geographic region. A stock's economic environment is analyzed by identifying relevant key economic factor relationships with each stock, sector and market and then determining the level of influence the factors have in influencing the stock price.

  The Fund may invest in the securities of issuers located in countries which include, but are not limited to, the following: Argentina, Australia, Belgium, Brazil, Canada, Chile, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, The Netherlands, New Zealand, Norway, Peru, The Philippines, Portugal, Singapore, Spain, Sweden, Switzerland, Taiwan, Turkey and The United Kingdom. It is expected that these securities will be traded in the principal trading market in such countries.

  Under normal market conditions, at least 65% of the Fund's total assets will be invested in the equity securities of foreign issuers and such issuers will be located in at least three foreign countries. In addition to investing in stocks, the Fund may, for the purpose of hedging its portfolio, purchase and write put and call options on foreign stock indices listed on foreign and domestic stock exchanges. The Fund may also invest in convertible securities, stock index futures, and, to a limited extent, warrants. The Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "Portfolio Instruments and Practices and Associated Risk Factors--Foreign Securities."

MICRO-CAP EQUITY FUND

  The investment objective of the Micro-Cap Equity Fund is long-term capital appreciation. The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of micro-cap companies that generally have a market capitalization of $200 million or less at the time of purchase. Such issuers have market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the S&P 500.

  The Advisor will generally favor companies that it believes offer attractive opportunities due to the inefficiencies of the micro-cap market and that the Advisor believes, through internal research, will have the ability to grow significantly over the next several years. The Fund will typically invest in small-sized, emerging growth companies that are positioned to benefit from changes in technologies, regulations and/or secular trends. These companies may still be in the developmental stage and may have limited product lines.

  The Fund will attempt to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since smaller capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

  Smaller capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of smaller capitalization companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Advisor will attempt to reduce this volatility.

  Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. No more than 25% of the assets of the Fund will be invested in one industry group. In addition to investing in equity securities, the Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "Portfolio Instruments and Practices and Associated Risk Factors" for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

MID-CAP GROWTH FUND

  The investment objective of the Mid-Cap Growth Fund is to provide shareholders with long-term capital appreciation. It seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of companies that have market capitalizations between $100 million and $5 billion and have demonstrated superior earnings growth, financial stability, attractive valuation and relative price momentum. Income is not a primary consideration in the selection of investments. This style which incorporates both growth investing and value constraints has been nationally recognized as GARP (Growth at a Reasonable Price) and seeks to produce attractive returns during various market environments.

  The Advisor believes that superior investment returns are derived from securities of financially stable companies that reward shareholders with superior earnings growth, are attractively priced and enjoy relative price momentum. Specifically, the Advisor will examine the earnings growth characteristics of approximately 10,000 companies for each of the last three years to determine earnings strength, consistency and momentum. Companies which have demonstrated superior earnings growth will be further reviewed for financial stability. Corporate balance sheets will be scrutinized to select those companies which reinvest a significant portion of profits, demonstrate a high return on equity and carry a relatively low debt load. Companies that meet these earnings growth and financial stability criteria are further judged for their value relative to these criteria and the market. Once determined to be attractive values, those securities exhibiting relative price momentum to the Standard & Poor's Mid-Cap Index generally will be favored by the Advisor for the Fund. Within these parameters, the Advisor typically will establish equity positions in approximately 50 to 100 companies. Equity securities generally will be sold from the Fund's portfolio when they consistently fail to achieve any two or more of the four criteria stated above.

  The Fund invests substantially all, and at least 65%, of its total assets in equity securities of companies with market capitalizations that range between $100 million and $5 billion. Equity securities include common and preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible preferred stocks, convertible debentures or warrants.

  The Fund may also invest in short-term money market securities. Under normal market conditions, short-term money market securities could comprise up to 35% of the Fund's total assets. The Fund could invest a higher percentage of its assets in money market securities for temporary defensive purposes.

MULTI-SEASON GROWTH FUND

  The investment objective of the Multi-Season Growth Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in a diversified portfolio of equity securities of companies that have demonstrated superior long-term earnings growth, financial stability, attractive valuation and relative price momentum. Income is not a primary consideration in the selection of investments.

This style which incorporates both growth investing and value constraints has been nationally recognized as GARP (Growth at a Reasonable Price) and seeks to produce attractive returns during various market environments.

  The Advisor believes that superior investment returns are derived from securities of financially stable companies that reward shareholders with superior earnings growth, are attractively priced and enjoy relative price momentum. Specifically, the Advisor will examine the earnings growth characteristics of approximately 5,500 companies for each of the last five years to determine earnings strength, consistency and momentum. Companies which have demonstrated superior earnings growth will be further reviewed for financial stability. Corporate balance sheets will be scrutinized to select those companies which reinvest a significant portion of profits, demonstrate a high return on equity and carry a relatively low debt load. Companies that meet these earnings growth and financial stability criteria are further judged for their value relative to these criteria and the market. Historically, the median valuation of the portfolios managed by the Advisor has been no more than a moderate premium to that of the S&P 500. Once determined to be attractive values, those securities exhibiting the strongest relative price momentum to the S&P 500 normally will be chosen by the Advisor for the Fund. Within these parameters, the Advisor typically will establish equity positions in approximately 50 to 100 companies. Equity securities generally will be sold from the Fund's portfolio when they consistently fail to achieve any two or more of the four criteria stated above.

  The Fund invests substantially all, and at least 65%, of its assets in equity securities. Equity securities include common and preferred stocks and securities convertible into or exchangeable for common stocks, such as convertible preferred stocks, convertible debentures or warrants. No more than 25% of the assets of the Fund will be invested in one industry group. In addition, the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund may also invest up to 20% of the value of its total assets in equity securities of foreign issuers, including companies domiciled in developing countries.

  The Fund may invest in short-term money market instruments. Under normal market conditions, short-term money market instruments could comprise up to 35% of the Fund's total assets. The Fund could invest a higher percentage of its assets in money market instruments for temporary defensive purposes.

  The Fund's investment objective is a fundamental policy and may not be changed without the authorization of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding shares.

REAL ESTATE EQUITY INVESTMENT FUND

  The Real Estate Equity Investment Fund's investment objectives are to provide shareholders with capital appreciation and current income. It seeks to achieve these objectives by investing primarily in securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets. It will not invest directly in real estate.

  Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities of companies listed on U.S. securities exchanges or NASDAQ which are principally engaged in the real estate industry. Equity securities include common stock, preferred stock and securities convertible into common stock. A company is "principally engaged" in the real estate industry if at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate. Real estate industry companies may include among others: equity real estate investment trusts, which pool investors' funds for investment primarily in commercial real estate properties; mortgage real estate investment trusts, which invest pooled funds in real estate related loans; brokers, home builders or real estate developers; and companies with substantial real estate holdings, such as paper and lumber producers and hotel and entertainment companies. The Fund will invest in real estate investment trusts only if they are traded on major U.S. exchanges or NASDAQ. The Fund will not invest more than 15% of its total assets in equity real estate investment trusts, excluding self-managed and/or self-administered trusts. The specific risks of investing in real estate industry companies are summarized under "Portfolio Instruments and Practices and Associated Risk Factors--Industry Concentration."

  The Fund may also invest up to 35% of its total assets in equity securities of issuers whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages. The Fund will invest more than 25% of its total assets in the real estate and real estate related industries. In addition to these securities, the Fund may invest up to 35% of its total assets in securities of companies outside the real estate and real estate related industries believed by the Advisor to be undervalued and to have capital appreciation potential. Moreover, consistent with its objective of current income, the Fund may invest in nonconvertible debt securities of companies outside the real estate and real estate related industries. The debt securities purchased (except for those described below) will be of investment grade or better quality (e.g., rated no lower than Baa by Moody's or BBB by S&P or if not so rated, believed by the Advisor to be of comparable quality). From time to time, the Fund may invest up to 5% of its total assets in securities rated below investment grade and in unrated debt securities of issuers which are secured by real estate assets where the Advisor believes that the securities are trading at a discount and that the underlying collateral is sufficient to ensure repayment of principal. In such situations, it is conceivable that the Fund could, in the event of default, end up holding the underlying real estate directly.

  The Fund may also invest in short-term money market securities. Under normal market conditions, short-term money market securities could comprise up to 35% of the Fund's total assets. The Fund could invest a higher percentage of its assets in money market securities for temporary defensive purposes.

  The Fund's investment objective is fundamental and may not be changed without the authorization of the holders of a majority of the Fund's outstanding shares. Unless otherwise noted, all other investment policies of the Fund are non-fundamental and may be changed by the Board of Directors without shareholder approval.

SMALL-CAP VALUE FUND

  The investment objective of the Small-Cap Value Fund is long-term capital appreciation, with income as a secondary objective. The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity securities of small-cap companies that generally have a market capitalization below $750 million at the time of purchase. Such issuers have market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the S&P 500.

  The Advisor will generally favor companies that it believes to be undervalued at the time of purchase. Companies will also exhibit a stable or improving earnings record and sound finances at the time of purchase. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, adequate capitalization and fundamental value.

  Securities may become undervalued generally because they are temporarily overlooked or out of favor due to economic conditions, a market decline, industry conditions or actual or anticipated developments affecting the company. The Fund may be considered "contrarian" in nature because its investments may be considered out of favor with general investors.

  The Fund will attempt to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since small capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

  Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Advisor will attempt to reduce this volatility.

  Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities. The Fund will typically invest in companies with lower price/earnings ratios, lower price/cash flow ratios and/or lower price/book values than the equity markets in general, as measured by the Russell 2000 Index of small stocks. In addition, a company's valuation level will be compared to its own historical valuation. The dividend yield of portfolio companies is expected to approximate that of the general equity market. No more than 25% of the assets of the Fund will be invested in one industry group.

  It is the Advisor's intention to invest primarily in domestic equity securities. In addition to investing in domestic common stocks, the Fund may invest in other equity securities and equity equivalents. Other equity securities and equity equivalents include securities that permit the Fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the Fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include ADRs, preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. An example of the type of derivative security in which the Fund might invest includes depositary receipts.

  In addition to investing in equity securities, the Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "Portfolio Instruments and Practices and Associated Risk Factors" for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

SMALL COMPANY GROWTH FUND

  The investment objective of the Small Company Growth Fund is to provide long-term capital appreciation. The Fund pursues its objective by investing primarily in equity securities such as common stocks and instruments convertible or exchangeable into common stocks.

  Securities held by the Fund will generally be issued by smaller companies. Smaller companies will be considered those companies with market capitalizations that are less than the capitalization of companies which predominate the major market indices, such as the S&P 500. The market capitalization of the issuers of securities purchased by the Fund will be below $750 million at the time of purchase. In managing the Fund, the Advisor seeks smaller companies with above-average growth prospects. Factors considered in selecting such issuers include participation in a fast growing industry, a strategic niche position in a specialized market, adequate capitalization and fundamental value.

  The Fund has been designed to provide investors with potentially greater long-term rewards than those provided by an investment in a fund that seeks capital appreciation from equity securities of larger, more established companies. Since small capitalization companies are generally not as well-known to investors and have less of an investor following than larger companies, they may provide opportunities for greater investment gains as a result of inefficiencies in the marketplace.

  Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, the Fund may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Advisor will attempt to reduce this volatility.

  Under normal market conditions, at least 65% of the Fund's total assets will be invested in small company equity securities. In addition to investing in equity securities, the Fund is also authorized to invest in high quality short-term fixed income securities as cash reserves or for temporary defensive purposes. See "Portfolio Instruments and Practices and Associated Risk Factors" for a description of investment practices of the Fund, including limited investments in warrants, foreign securities and stock index futures and options.

VALUE FUND

  The investment objective of the Value Fund is to provide long-term capital appreciation, with income a secondary objective. The Fund seeks to achieve its objective by investing primarily in equity securities of well-established companies with intermediate to large market capitalizations or capitalizations which exceed $750 million. The Advisor will generally favor companies that it believes to be undervalued at the time of purchase. Companies will also exhibit a stable or improving earnings record and sound finances at the time of purchase.

  Securities may become undervalued generally because they are temporarily out of favor due to economic conditions, a market decline, industry conditions or actual or anticipated developments affecting the company. The Fund may be considered "contrarian" in nature because its investments may be considered out of favor with general investors. Generally, the Fund will invest at least 65% of its total assets in equity securities. The Fund will typically invest in companies with lower price/earnings ratios, lower price/cash flow ratios and/or lower price/book values than the equity markets in general, as measured by the S&P 500. In addition, a company's valuation level will be compared to its own historical valuation. The dividend yield of portfolio companies is expected to approximate that of the general equity market.

  It is the Advisor's intention to invest primarily in domestic equity securities. In addition to investing in domestic common stocks, the Fund may invest in other equity securities and equity equivalents. Other equity securities and equity equivalents include securities that permit the Fund to receive an equity interest in an issuer, the opportunity to acquire an equity interest in an issuer, or the opportunity to receive a return on its investment that permits the Fund to benefit from the growth over time in the equity of an issuer. Examples of equity securities and equity equivalents include ADRs, preferred stock, convertible preferred stock and convertible debt securities. Equity equivalents may also include securities whose value or return is derived from the value or return of a different security. An example of the type of derivative security in which the Fund might invest includes depositary receipts. The Value Fund may also invest in short-term money market instruments.

  The Fund will limit its purchase of convertible debt securities that, at the time of purchase, are rated below investment grade by S&P or Moody's, or if not rated by S&P or Moody's, are of equivalent investment quality as determined by the Advisor, to 5% of the value of the Fund's total assets. For more detailed information with respect to such securities and the risks associated with such investments see "Fund Investments--Lower Rated Debt Securities" in the Statement of Additional Information.

BOND FUND, INTERMEDIATE BOND FUND AND U.S. GOVERNMENT INCOME FUND

  The investment objective of the Bond Fund is to provide a high level of current income, and secondarily, capital appreciation. The Bond Fund's dollar-weighted average maturity will generally be between six and fifteen years except during temporary defensive periods, and will be adjusted by the Advisor according to market conditions. The investment objective of the Intermediate Bond Fund is to provide a competitive rate of return which over time exceeds the rate of inflation and the return provided by money market instruments. The Intermediate Bond Fund's dollar-weighted average maturity will generally be between three and eight years and will be adjusted by the Advisor according to market conditions. The investment objective of the U.S. Government Income Fund is to provide high current income. Under normal market conditions, the U.S. Government Income Fund's dollar-weighted average maturity will be six to fifteen years, and will be adjusted by the Advisor according to market conditions.

  Each Bond Fund invests substantially all of its assets in debt obligations such as bonds and debentures, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government obligations"), debt obligations of domestic and foreign corporations, debt obligations of foreign governments and their political subdivisions, asset-backed securities and various mortgage-related securities. The Bond Funds may purchase obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. For purposes of the 65% limitation with respect to the Bond Fund and the Intermediate Bond Fund described below, the securities described in this paragraph are considered "bonds."

  Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Advisor determines that market conditions warrant, the Bond Funds may invest without limitation in short-term U.S. Government obligations, high quality money market instruments and repurchase agreements. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks.

  The Bond Funds may also invest in futures contracts and options and enter into interest rate swap transactions. See "Portfolio Instruments and Practices and Associated Risk Factors--Futures Contracts and Options" for a discussion of the risks associated with the use of derivative instruments. During normal market conditions at least 65% of each of the Bond Fund's and the Intermediate Bond Fund's total assets will be invested in bonds. During normal market conditions at least 65% of the U.S. Government Income Fund's total assets will be invested in U.S. Government obligations. A further description of the types of obligations and the various investment techniques used by the Bond Funds is provided below under "Portfolio Instruments and Practices and Associated Risk Factors."

INTERNATIONAL BOND FUND

  The investment objective of the International Bond Fund is to realize a competitive total return through a combination of current income and capital appreciation. The Fund seeks to achieve its objective by investing primarily in foreign debt obligations. As an international fund, the Fund may invest in securities of any issuer and in any currency. Under normal market conditions, at least 65% of the Fund's assets are invested in bonds of issuers located in at least three countries other than the United States. The Fund will primarily invest in foreign debt obligations denominated in foreign currencies, including the European Currency Unit ("ECU"), which are issued by foreign governments and governmental agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (e.g., European Investment Bank, Inter-American Development Bank or the World Bank); corporate debt securities; bank or bank holding company debt securities and other debt securities including those convertible into foreign stock. For the purposes of the 65% limitation with respect to the Fund's designation as an international bond fund, the securities described in this paragraph are considered "international bonds." There can be no assurance that the Fund will achieve its investment objective. Purchasing shares of the Fund should not be considered a complete investment program, but an important segment of a well-diversified investment program.

  The Fund's dollar-weighted average maturity will generally be between three and fifteen years except during temporary defensive periods, and will be adjusted by the Advisor according to market conditions. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Advisor determines that market conditions warrant, the Fund may invest without limitation in short-term U.S. Government obligations, high quality money market instruments and repurchase agreements. Such obligations may include those issued by foreign banks and foreign branches of U.S. banks. The Fund may also invest in futures contracts and options and enter into interest rate swap transactions. See "Portfolio Instruments and Practices and Associated Risk Factors--Futures Contracts and Options" for a discussion of the risks associated with the use of derivative instruments. A further description of the types of obligations and the various investment techniques used by the Fund is provided below under "Portfolio Instruments and Practices and Associated Risk Factors."

MICHIGAN TRIPLE TAX-FREE BOND FUND

  The investment objective of the Michigan Triple Tax-Free Bond Fund is to provide a high level of current interest income exempt from regular Federal income taxes and to the extent possible Michigan state income tax and intangibles tax as is consistent with prudent investment management and preservation of capital. The Fund seeks to achieve its objective by investing in a professionally managed portfolio of intermediate-term and long-term municipal obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular Federal income tax and Michigan state income, intangibles and single business taxes. The Fund will invest primarily in obligations which have remaining maturities of between three and thirty years. The Fund's dollar-weighted average maturity will generally be between ten and twenty years except during temporary defensive periods, and will be adjusted downward by the Advisor according to market conditions.

  Except during temporary defensive periods, at least 65% of the net assets of the Fund will be invested in municipal obligations issued by the State of Michigan and its political subdivisions ("Michigan Municipal Obligations"). Interest income from certain types of municipal securities may be subject to Federal alternative minimum tax. The Fund will treat certain of these securities as Michigan Municipal Obligations. See "Portfolio Instruments and Practices and Associated Risk Factors--Michigan Municipal Obligations."

TAX-FREE BOND FUND

  The investment objective of the Tax-Free Bond Fund is to provide a high level of current interest income exempt from Federal income taxes and to generate a competitive long-term rate of return as is consistent with prudent investment management and preservation of capital. The Fund will seek to achieve its objective by investing, under normal market conditions, in a professionally managed portfolio of intermediate-term and long-term municipal obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular Federal income tax. "Municipal obligations" are obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, instrumentalities and authorities. The Fund will invest primarily in obligations which have remaining maturities of between three and thirty years. The Fund's dollar-weighted average maturity will generally be between ten and twenty years except during temporary defensive periods, and will be adjusted by the Advisor according to market conditions.

  The Tax-Free Bond Fund may purchase obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. For purposes of the 65% limitation with respect to the Tax-Free Bond Fund described below, the securities described in this paragraph are considered "bonds."

  During normal market conditions at least 65% of the Tax-Free Bond Fund's total assets will be invested in bonds. A further description of the types of obligations and the various investment techniques used by the Tax-Free Bond Fund is provided below under "Portfolio Instruments and Practices and Associated Risk Factors."

  Except during temporary defensive periods, at least 80% of the net assets of the Tax-Free Bond Fund will be invested in municipal obligations, the interest on which is exempt from regular Federal income tax. This policy is fundamental and may be changed only with shareholder approval. A portion of the Fund's dividends may be subject to Federal alternative minimum tax. See "Taxes--Tax-Free Bond Funds and Tax-Free Money Market Fund."

TAX-FREE INTERMEDIATE BOND FUND

  The Tax-Free Intermediate Bond Fund's investment objective is to provide a competitive level of current interest income exempt from regular Federal income taxes and a total return which, over time, exceeds the rate of inflation and the return provided by tax-free money market instruments. The Fund invests substantially all of its assets in a non-diversified portfolio of short-term and intermediate-term municipal obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular Federal income tax. In addition, in managing the Fund, the Advisor intends to invest, when possible, the Fund's assets in Michigan Municipal Obligations, the interest on which may be exempt from Michigan income tax, Michigan intangibles tax and Michigan single business tax, provided the investment is consistent with the Fund's investment objective and policies. All obligations purchased by the Fund will have remaining maturities of ten years or less (although variable rate demand notes, put option securities, and securities subject to repurchase agreements may bear longer maturities). The portfolio's dollar-weighted average maturity will generally be between three and eight years, and will be adjusted by the Advisor according to market conditions. During certain periods, the dollar-weighted average maturity may be longer than eight years but will not exceed ten years. See "Portfolio Instruments and Practices and Associated Risk Factors--Michigan Municipal Obligations."

  The Tax-Free Intermediate Bond Fund may purchase obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities. For purposes of the 65% limitation with respect to the Tax-Free Intermediate Bond Fund described below, the securities described in this paragraph are considered "bonds."

  During normal market conditions at least 65% of the Tax-Free Intermediate Bond Fund's total assets will be invested in bonds. A further description of the types of obligations and the various investment techniques used by the Tax-Free Intermediate Bond Fund is provided below under "Portfolio Instruments and Practices and Associated Risk Factors."

  Except during temporary defensive periods, at least 80% of the net assets of the Tax-Free Intermediate Bond Fund will be invested in municipal obligations, the interest on which is exempt from regular Federal income tax. This policy is fundamental and may be changed only with shareholder approval. A portion of the Fund's dividends may be subject to Federal alternative minimum tax. See "Taxes--Tax-Free Bond Funds and Tax-Free Money Market Fund."

CASH INVESTMENT FUND, MONEY MARKET FUND AND U.S. TREASURY MONEY MARKET FUND

  The investment objective of both the Cash Investment Fund and U.S. Treasury Money Market Fund is to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The investment objective of the Money Market Fund is to provide current income consistent with the preservation of capital and liquidity. Each Fund seeks to maintain a stable net asset value of $1.00 per share, although there is no assurance that they will be able to do so on a continuous basis. In pursuing their respective investment objectives, the Cash Investment Fund and Money Market Fund may invest in a broad range of short-term, high quality, U.S. dollar-denominated instruments, such as bank, commercial and other obligations (including Federal, state and local government obligations), that are available in the money markets. The securities in which the Cash Investment Fund and Money Market Fund may invest are described below under "Portfolio Instruments and Practices and Associated Risk Factors." The U.S. Treasury Money Market Fund seeks to achieve its objective by investing solely in short-term bonds, bills and notes issued by the U.S. Treasury (including "stripped" securities as described under "Portfolio Instruments and Practices and Associated Risk Factors"), and in repurchase agreements relating to such obligations.

  Securities acquired by the Cash Investment Fund, Money Market Fund and U.S. Treasury Money Market Fund will be "Eligible Securities" as defined by the SEC. Eligible Securities consist of securities that are determined by the Advisor, under guidelines established by the Boards of Trustees/Directors, to present minimal credit risks. The Appendix to the Statement of Additional Information includes a description of applicable ratings.

  Assets of the Cash Investment Fund, Money Market Fund and U.S. Treasury Money Market Fund will be invested solely in U.S. dollar-denominated debt securities with remaining maturities of 397 days or less as defined by the SEC (although securities subject to repurchase agreements, variable and floating rate securities and certain other securities may bear longer maturities), and the dollar-weighted average portfolio maturity of each Fund will not exceed 90 days.

  Although the Cash Investment Fund, Money Market Fund and U.S. Treasury Money Market Fund expect under normal market conditions to be as fully invested as possible, each Fund may hold uninvested cash pending investment of late payments for purchase orders (or other payments) or during temporary defensive periods. Uninvested cash will not earn income. In general, investments in the Funds will not earn as high a level of current income as longer-term or lower-quality securities. Such securities, however, generally have less liquidity, greater market risk and more fluctuation in market value.

TAX-FREE MONEY MARKET FUND

  The Tax-Free Money Market Fund's investment objective is to provide as high a level of current interest income exempt from Federal income taxes as is consistent with maintaining liquidity and stability of principal. The Fund invests substantially all of its assets in a diversified portfolio of short-term U.S. dollar denominated municipal obligations, the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from the regular Federal income tax. All obligations purchased by the Fund will have maturities of 397 days or less as defined by the SEC (although securities subject to repurchase agreements, variable and floating rate securities and certain other securities may bear longer maturities), and the Fund's dollar-weighted average portfolio maturity will not exceed 90 days. The Fund seeks to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be able to do so on a continuous basis.

  Securities acquired by the Tax-Free Money Market Fund will be "Eligible Securities" as defined by the SEC. Eligible Securities consist of securities that are determined by the Advisor, under guidelines established by the Board of Trustees, to present minimal credit risks. The Appendix to the Statement of Additional Information includes a description of applicable ratings.

        PORTFOLIO INSTRUMENTS AND PRACTICES AND ASSOCIATED RISK FACTORS

  Investment strategies that are available to the Funds are set forth below. Additional information concerning certain of these strategies and their related risks is contained in the Statement of Additional Information.

  Equity Securities. Each Equity Fund and the Balanced Fund will invest in common stocks, and may invest in warrants and similar rights to purchase common stock. A Fund may invest up to 5% of its net assets at the time of purchase in warrants and similar rights to purchase common stock (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Micro-Cap Equity Fund, Small-Cap Value Fund and the Small Company Growth Fund each invest primarily in equity securities of smaller companies with market capitalizations that are less than the capitalization of companies which predominate the major market indices. Small capitalization companies typically are subject to a greater degree of change in earnings and business prospects than larger, more established companies. In addition, securities of small capitalization companies are traded in lower volume than those issued by larger companies and may be more volatile. As a result, these Funds may be subject to greater price volatility than a fund consisting of larger capitalization stocks. By maintaining a broadly diversified portfolio, the Advisor will attempt to reduce this volatility. In addition, the Balanced Fund and each Equity Fund (except the Index 500 Fund) may invest in convertible bonds and convertible preferred stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Although a Fund may acquire convertible securities that are rated below investment grade by S&P or Moody's, the Company and Munder expect that, except for the Growth & Income Fund, investments in lower-rated convertible securities will not exceed 5% of the value of the total assets of a Fund at the time of purchase. The Growth & Income Fund may invest up to 20% of the value of its total assets in securities that are rated below investment grade by S&P or

Moody's. These high yield, high risk securities are commonly referred to as junk bonds. Securities that are rated Ba by Moody's or BB by S&P have speculative characteristics with respect to the capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest. In light of the risks in evaluating the creditworthiness of an issue, the Advisor will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends and the ability of the issuer's management and regulatory matters. To the extent a Fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Particular risks include (a) the sensitivity of such securities to interest rate and economic changes, (b) the lower degree of protection of principal and interest payments, (c) the relatively low trading market liquidity for the securities, (d) the impact that legislation may have on the market for these securities (and, in turn, on a Fund's net asset value) and
(e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would negatively affect their ability to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated convertible securities and negatively affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a convertible security held by a Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not they are based on fundamental analysis, could also decrease the values and liquidity of lower-rated convertible securities held by a Fund, especially in a thinly traded market.

  Foreign Securities. Each Equity Fund (except the Real Estate Equity Investment Fund), the Balanced Fund, each Bond Fund, the International Bond Fund and the Cash Investment Fund may invest in the securities of foreign issuers. The Tax-Free Bond Fund may purchase securities backed by letters of credit or guarantees issued by foreign financial institutions. The International Bond Fund may purchase debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies, authorities, instrumentalities or political subdivisions, including foreign states, provinces or municipalities and corporate debt securities. There are certain risks and costs involved in investing in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in U.S. investments. These include differences in accounting, auditing and financial reporting standards; different disclosure laws, which may result in less publicly available information about foreign issuers than U.S. issuers; generally higher markups on foreign portfolio transactions; the possibility of nationalization, expropriation or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); political instability; less government regulation of securities markets, brokers and issuers; possible difficulty in obtaining and enforcing judgments in foreign courts; and imposition of restrictions on foreign investments. Additionally, foreign securities and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to U.S. custodial arrangements, and transaction costs of foreign currency conversions. Changes in foreign exchange rates will also affect the value of securities denominated or quoted in currencies other than the U.S. dollar. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements.

  The Equity Selection Fund, Micro-Cap Equity Fund, Mid-Cap Growth Fund, Multi-Season Growth Fund, Small-Cap Value Fund, and Value Fund each may invest up to 20% and each other Equity Fund (except the International Equity Fund) may invest up to 10% of its total assets in equity securities of foreign issuers, including companies domiciled in developing countries. Each Bond Fund, the Balanced Fund, the Cash Investment Fund and each Tax-Free Bond Fund may invest up to 10% of its assets in foreign securities. Under normal market conditions, the International Equity Fund and the International Bond Fund will each invest at least 65% of its assets in equity securities and bonds, respectively, of issuers located in at least three countries other than the United States. The International Equity Fund may also invest in countries with emerging economies or securities markets located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened, and the limited volume of trading in securities in these countries may make such investments illiquid and particularly volatile.

  Although the Equity, Balanced and International Bond Funds may invest in securities denominated in foreign currencies, portfolio securities and other assets held by the Funds are valued in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of its portfolio securities in the various local markets and currencies. In addition to favorable and unfavorable currency exchange-rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

  Investments in foreign securities may be in the form of ADRs, EDRs or similar securities. These securities may not be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in United States securities markets, and EDRs, in bearer form, are designed for use in the European securities markets. The Mid-Cap Growth Fund and Multi-Season Growth Fund typically will only purchase foreign securities which are represented by sponsored or unsponsored ADRs listed on a domestic securities exchange or included in the NASDAQ National Market System. Ownership of unsponsored ADRs may not entitle a Fund to financial or other reports from the issuer, to which it would be entitled as the owner of sponsored ADRs. Interest or dividend payments on such securities may be subject to foreign withholding taxes.

  Forward Foreign Currency Exchange Contracts. Each Equity Fund (except the Real Estate Equity Investment Fund), the Balanced Fund, the Bond Funds and the International Bond Fund may enter into forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A Fund may not enter into these contracts for speculative purposes. A forward currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. Although forward contracts are used primarily to protect a Fund from adverse currency movements, they may also be used to increase exposure to a currency, and involve the risk that anticipated currency movements will not be accurately predicted and the Fund's total return will be adversely affected as a result. Open positions in forward contracts are covered by the segregation with a Fund's custodian of cash, U.S. Government securities or other high grade debt obligations which are marked to market daily. Each of the Mid-Cap Growth Fund and Value Fund will not enter into forward foreign currency exchange contracts if as a result, the Fund will have more than 20% of its total assets committed to consummation of such forward foreign currency exchange contracts. The Bond Funds and the International Bond Fund normally conduct their foreign currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign currencies or on a forward basis. Under normal circumstances, the Advisor expects that the Bond Funds and the International Bond Fund will enter into forward currency contracts. Such Funds generally will not enter into a forward contract with a term of greater than one year.

  Futures Contracts and Options. Each Equity Fund, the Balanced Fund, each Bond Fund and the International Bond Fund may invest in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. However, a Fund may not purchase or sell a futures contract unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets. The Multi-Season Growth Fund does not presently anticipate engaging in transactions involving options on securities or stock indices of options or stock index futures contracts, although it has the authority to do so. The Real Estate Equity Investment Fund may, to a limited extent, enter into financial futures contracts based on securities indices, purchase and write put and call options, and engage in related closing transactions to the extent available to hedge all or a portion of its portfolio or as an efficient means of regulating its exposure to the equity markets. In addition, the Fund will not hedge more than 30% of its total assets and will not write covered call options against more than 15% of the value of the equity held in the portfolio.

  Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a bond or securities index. When interest rates are rising, futures contracts can offset a decline in value of the Fund's portfolio securities. When rates are falling, these contracts can secure higher yields for securities the Fund intends to purchase.

  The Equity Funds, Balanced Fund, Bond Funds and International Bond Fund may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When the Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. The International Bond Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies. In connection with a Fund's position in a futures contract or option thereon, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable requirements of the SEC.

  In addition, each Equity Fund, the Balanced Fund, each Bond Fund and the International Bond Fund may write covered call options, buy put options, buy call options and write secured put options on particular securities or various stock or bond indices. The International Bond Fund may also purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter) to manage the Fund's exposure to changes in dollar exchange rates. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract.

  A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

  The use of derivative instruments exposes a Fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;
(2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) inability to close out certain hedged positions to avoid adverse tax consequences; (5) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (6) leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and (7) particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position.

  When a Fund invests in a derivative instrument, it may be required to segregate cash and other high-grade liquid debt securities or certain portfolio securities to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as the Fund maintains the positions requiring segregation or cover. Segregating assets could diminish a Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

  A Fund is not a commodity pool, and all futures transactions engaged in by a Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the Commodity Futures Trading Commission. Successful use of futures and options is subject to special risk considerations. For a further discussion see "Fund Investments" and Appendix B in the Statement of Additional Information.

  Corporate Obligations. The Balanced Fund, each Bond Fund, the International Bond Fund and the Cash Investment Fund may purchase corporate bonds and commercial paper that meet the applicable quality and maturity limitations. These investments may include obligations issued by Canadian and other foreign corporations and Canadian and other foreign counterparts of U.S. corporations and europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Money Market Fund may purchase commercial paper, other short-term obligations and variable rate master demand notes, bonds, debentures and notes. The International Bond Fund may also purchase commercial paper indexed to certain specific foreign currency exchange rates.

  The Balanced Fund, each Bond Fund and the International Bond Fund will purchase only those securities which are considered to be investment grade or better (within the four highest rating categories of S&P or Moody's) or, if unrated, of comparable quality. Obligations rated "Baa" by Moody's lack outstanding investment characteristics and have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of obligations rated "BBB" by S&P to pay interest and repay principal than in the case of higher grade obligations. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by a Fund. Neither event will require the Fund to sell such security. However, the Advisor will reassess promptly whether the security presents minimal credit risks and determine whether continuing to hold the security is in the best interests of the Fund. To the extent that the ratings given by Moody's, S&P or another nationally recognized statistical rating organization for securities may change as a result of changes in the rating systems or because of corporate reorganization of such rating organizations, the Funds will attempt to use comparable ratings as standards for its investments in accordance with the investment objective and policies of the Fund. Descriptions of each rating category are included as Appendix A to the Statement of Additional Information.

  Short-term obligations purchased by the Cash Investment Fund and Money Market Fund will either have short-term debt ratings at the time of purchase in the top two categories by one or more unaffiliated nationally recognized statistical rating organizations or will be issued by issuers with such ratings. Unrated instruments purchased by a Fund will be of comparable quality as determined by the Advisor.

  Bank Obligations. The Equity Funds, the Balanced Fund, each Bond Fund, the Cash Investment Fund and the Money Market Fund may purchase U.S. dollar-denominated bank obligations, such as certificates of deposit, bankers' acceptances and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The International Bond Fund may purchase debt obligations issued or guaranteed by supranational organizations such as the World Bank, Asian Development Bank, European Investment Bank and European Union; debt obligations of U.S. and foreign banks and bank holding companies and U.S. dollar-denominated bank obligations, including certificates of deposit, bankers' acceptances, bank notes, deposit notes and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. For this purpose, the assets of a bank or savings institution include the assets of both its domestic and foreign branches.

See "Foreign Securities" and "Foreign Debt Securities" for a discussion of the risks associated with investments in obligations of foreign banks and foreign branches of domestic banks. The Cash Investment Fund and Money Market Fund will invest in the obligations of domestic banks and savings institutions only if their deposits are federally insured. Investments by the above-referenced Funds in the obligations of foreign banks and foreign branches of domestic banks will not exceed 25% of each Fund's total assets at the time of investment. Foreign bank obligations include Eurodollar Certificates of Deposit ("ECDs"), Eurodollar Time Deposits ("ETDs"), Canadian Time Deposits ("CTDs"), Schedule Bs, Yankee Certificates of Deposit ("Yankee CDs") and Yankee Bankers' Acceptances ("Yankee BAs"). A discussion of these obligations appears in the Statement of Additional Information under "Additional Information on Portfolio Investments--Non-Domestic Bank Obligations."

  Asset-Backed Securities. Subject to applicable credit criteria, the Balanced Fund, each Bond Fund, the International Bond Fund and the Cash Investment Fund may purchase asset-backed securities (i.e., securities backed by mortgages, installment sales contracts, credit card receivables or other assets). The average life of asset-backed securities varies with the maturities of the underlying instruments which, in the case of mortgages, have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the certificates, will be primarily a function of current market rates and current conditions in the relevant housing markets. In calculating the average weighted maturity of the Bond Funds and the International Bond Fund, the maturity of mortgage-backed instruments will be based on estimates of average life. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayment tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely. To the extent that a Fund purchases mortgage-related or mortgage-backed securities at a premium, mortgage prepayments (which may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of premium paid.

  Presently there are several types of mortgage-backed securities issued or guaranteed by U.S. Government agencies, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. Issuers of CMOs frequently elect to be taxed as a pass-through entity known as real estate mortgage investment conduits, or REMICs. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be structured in many ways. In most cases, however, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PAC") which generally require, within certain limits, that specified amounts of principal be applied on each payment date, and generally exhibit less yield and market volatility than other classes. The Funds will not purchase "residual" CMO interests, which normally exhibit the greatest price volatility.

  Interest Rate and Currency Swaps. For hedging purposes, the International Bond Fund may enter into interest rate and currency swap transactions and purchase or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations as a technique for managing the portfolio's duration (i.e., the price sensitivity to changes in interest rates) or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. An interest rate or currency swap is a derivative instrument which involves an agreement between the Fund and another party to exchange payments calculated as if they were interest on a fictitious ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor is a derivative instrument which entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.

  The Fund usually enters into such transactions on a "net" basis, with the Fund receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, or sells caps or floors, the Fund maintains a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the SEC.

  The use of swaps, caps and floors is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor's forecast of market values, interest rates, currency rates of exchange and other applicable factors is incorrect, the investment performance of the Fund will diminish compared with the performance that could have been achieved if these investment techniques were not used. Moreover, even if the Advisor's forecasts were correct, a Fund's swap position may correlate imperfectly with the asset or liability being hedged. In addition, in the event of a default by the other party to the transaction, the Fund might incur a loss.

  Municipal Obligations. Long-term instruments acquired by the Tax-Free Bond Funds will be rated at the time of purchase "A" or better by Moody's or S&P or, if unrated, will be of comparable quality as determined by the Advisor. Short-term instruments acquired by these Funds will either have short-term debt ratings at the time of purchase in the top two categories by one or more unaffiliated NRSRO or will be issued by issuers with such ratings. Unrated instruments purchased by a Fund will be of comparable quality as determined by the Advisor.

  Although each Tax-Free Bond Fund may invest more than 25% of its net assets in municipal revenue obligations, the interest on which is paid solely from revenues of similar projects, the Funds do not currently intend to do so on a regular basis. If it does, a Fund will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects to a greater extent that it would be if its assets were not so concentrated.

  Except during temporary defensive periods, at least 80% of the net assets of each of the Tax-Free Bond Funds and the Tax-Free Money Market Fund will be invested in municipal obligations, the interest on which is exempt from regular Federal income tax. This policy is fundamental and may be changed only with shareholder approval. A portion of a Fund's dividends may be subject to Federal alternative minimum tax. See "Taxes--Tax-Free Bond Funds and Tax-Free Money Market Fund."

  The two principal classifications of municipal obligations are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved.

  Municipal obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

  Michigan Municipal Obligations. In managing the Michigan Triple Tax-Free Bond Fund, the Advisor intends to concentrate in Michigan Municipal Obligations. Additionally, in managing the Tax-Free Intermediate Bond Fund, the Advisor intends to invest, when possible, the Fund's assets in Michigan Municipal Obligations, provided the investment is consistent with the Fund's investment objective and policies. The number of Michigan municipal issuers is, however, relatively limited, and the supply of municipal obligations issued by them that meet the Fund's investment criteria is restricted. In addition, Comerica Bank and its affiliates deal in certain Michigan obligations and, under the 1940 Act, are prevented from entering into securities transactions with the Funds on a principal basis. The 1940 Act also limits the Funds' ability to purchase securities from underwriting syndicates in which either Comerica Bank or one of its affiliates is a member. For these reasons the Advisor cannot predict precisely what percentage of the Fund's portfolio will be invested in such issuers. If the State of Michigan or any of its political subdivisions were to suffer serious financial difficulties jeopardizing their ability to pay their obligations, the marketability of obligations issued by the State or localities within the State, and the value of the Funds' portfolio, could be adversely affected.

  The principal sectors of Michigan's diversified economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing. In 1960, employment in such industry accounted for 33% of the State's work force. By 1994, this figure had fallen to 17%. However, such manufacturing continues to be an important part of the State's economy. The particular industries are highly cyclical and in the period 1996-1997 are expected to operate at somewhat less than full capacity. This factor generally adversely affects the revenue streams of the State and its political subdivisions because it adversely impacts tax sources, particularly sales, income and single business taxes.

  In 1994, a ballot proposal ("Proposal A") to implement extensive property tax and school finance reform measures was subject to voter approval and in fact approved on March 15, 1994. Under Proposal A as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6% and the State income tax decreased from 4.6% to 4.4%. As of January 1, 1995, a 0.75% real estate transfer tax also became effective. In 1994, a State education property tax of 6 mills was imposed on all real and personal property currently subject to the general property tax. In addition, all school boards can now, with voter approval, levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes, on non-homestead property. Proposal A contained additional provisions regarding the ability of local school districts to levy taxes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value is adjusted to equal 50% of true cash value. Under Proposal A, much of the additional revenue generated by these taxes is dedicated to the State School Aid Fund.

  Currently, the State's general obligation bonds are rated AA by Moody's and AA by Fitch. To the extent that the portfolio of Michigan municipal bonds is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan itself, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State. The Statement of Additional Information includes a further discussion of Proposal A and economic conditions in Michigan.

  Except as stated above with respect to investments by the Michigan Triple Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund in Michigan Municipal Obligations, the Advisor does not intend to invest more than 25% of any Fund's total assets on a regular basis in securities whose issuers are in the same state.

  U.S. Government Obligations. Each Equity Fund, the Balanced Fund, each Bond Fund, the International Bond Fund, the Cash Investment Fund, the Money Market Fund and the U.S. Treasury Money Market Fund may purchase obligations issued or guaranteed by the U.S. Government and, except in the case of the U.S. Treasury Money Market Fund, U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

  Stripped Securities. The Balanced Fund, each of the Bond Funds, the International Bond Fund, the Cash Investment Fund, the Money Market Fund and the Tax-Free Money Market Fund may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATS) and also may purchase Treasury receipts and other stripped securities, which represent beneficial ownership interests in either future interest payments or the future principal payments on U.S. Government obligations. These instruments are issued at a discount to their "face value" and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The U.S. Treasury Money Market Fund may purchase only U.S. Treasury issued stripped securities. Investments by the U.S. Treasury Money Market Fund in such instruments, other than those recorded in the Federal Reserve book-entry recordkeeping system, will not exceed 35% of the Fund's total assets at the time of purchase. Stripped securities will normally be considered illiquid investments and will be acquired subject to the limitation on illiquid investments unless determined to be liquid under guidelines established by the Board of Trustees/Directors.

  Repurchase Agreements. The Funds may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). With respect to the Cash Investment Fund, Money Market Fund and U.S. Treasury Money Market Fund, the securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in 397 days. The financial institutions with which a Fund may enter into repurchase agreements include member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer. The Advisor will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations, except with respect to repurchase agreements secured by U.S. Government securities.

  Reverse Repurchase Agreements. Each of the Equity Funds (except the Multi-Season Growth Fund), the Balanced Fund, each of the Bond Funds, the International Bond Fund, Cash Investment Fund and U.S. Treasury Money Market Fund may borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

  Variable and Floating Rate Securities. Each Fund (other than the U.S. Treasury Money Market Fund) may purchase variable and floating rate securities which may have stated maturities in excess of the Fund's maturity limitations but are deemed to have shorter maturities because the Fund can demand payment of the principal of the security at least once within such periods on not more than thirty days' notice (this demand feature is not required if the security is guaranteed by the U.S. Government or an agency or instrumentality thereof). These securities may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate securities will be determined by the Advisor to be of comparable quality at the time of purchase to rated securities purchasable by a Fund. The absence of an active secondary market, however, could make it difficult to dispose of the securities, and a Fund could suffer a loss if the issuer defaulted or during periods that the Fund is not entitled to exercise its demand rights. Variable and floating rate securities held by a Fund will be subject to the Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

  When-Issued Purchases and Forward Commitments. Each Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk that the price or yield obtained may be less favorable than the price or yield available when the delivery takes place. Each Fund will establish a segregated account consisting of cash, U.S. Government securities or other high-grade debt securities in an amount equal to the amount of its when-issued purchases and forward commitments. Each Fund's when-issued purchases and forward purchase commitments are not expected to exceed 25% of the value of the particular Fund's total assets absent unusual market conditions. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives.

  Fixed Income Securities. Generally, the market value of fixed income securities in the Balanced Fund, Micro-Cap Equity Fund, Small-Cap Value Fund, each of the Bond Funds, the International Bond Fund, Cash Investment Fund, Money Market Fund and U.S. Treasury Money Market Fund can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, the yields of investment portfolios composed primarily of fixed income securities will tend to be higher than prevailing market rates and, in periods of rising interest rates, yields will tend to be somewhat lower. The market value of a Fund's investment will also change in response to the relative financial strengths of each issuer. Changes in the financial strengths of an issuer or charges in the ratings of a particular security may also affect the value of those investments. Fluctuations in the market value of fixed income securities subsequent to their acquisitions will not affect cash income from such securities, but will be reflected in a Fund's net asset value.

  The Equity Funds, the Balanced Fund, each of the Bond Funds and the International Bond Fund may purchase zero-coupon bonds (i.e., discount debt obligations that do not make periodic interest payments). Zero-coupon bonds are subject to greater market fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

  Guaranteed Investment Contracts. The Bond Funds, International Bond Fund and Cash Investment Fund may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. A Fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees/Directors. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to the limitation on illiquid investments.

  Investment Company Securities. In connection with the management of their daily cash positions, the Funds may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (i.e., "money market funds"). The International Equity Fund may purchase shares of investment companies investing primarily in foreign securities, including so called "country funds." Country funds have portfolios consisting exclusively of securities of issuers located in one or more foreign countries. The Index 500 Fund may also invest in SPDRs and shares of other investment companies that are structured to seek a similar correlation to the performance of the S&P 500 Index. Securities of other investment companies will be acquired within limits prescribed by the 1940 Act. These limitations, among other matters, restrict investments in securities of other investment companies to no more than 10% of the value of a

Fund's total assets, with no more than 5% invested in the securities of any one investment company. As a shareholder of another investment company, a Fund (other than the Real Estate Equity Investment Fund) would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations.

  Liquidity Management. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Advisor determines that market conditions warrant, each of the Equity Funds may also invest without limitation in short-term U.S. Government obligations, high quality money market instruments, variable and floating rate instruments and repurchase agreements as described above.

  Temporary Investments. The Tax-Free Bond Funds and the Tax-Free Money Market Fund may hold uninvested cash if, in the opinion of the Advisor, suitable obligations bearing tax-exempt interest are unavailable. Uninvested cash will not earn income. In addition, each of the Tax-Free Bond Funds may invest from time to time, to the extent consistent with its investment objective, a portion of its assets on a temporary basis or for temporary defensive purposes in short-term money market instruments ("Temporary Investments"), the income from which is subject to Federal income tax.

  Temporary Investments will generally not exceed 20% of the total assets of a Fund except when made for temporary defensive purposes, and may include obligations of the U.S. Government or its agencies or instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest categories of either Moody's or S&P; certificates of deposit or bankers' acceptances of domestic branches of U.S. banks with total assets at the time of purchase of $1 billion or more; and repurchase agreements with respect to such obligations.

  Diversification. The Funds, other than the International Bond Fund, Michigan Triple Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund, are each classified as a diversified investment company under the 1940 Act; the International Bond Fund, Michigan Triple Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund are each classified as non-diversified. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio, and thereby subject the market-based net asset value per share of the non-diversified portfolio to greater fluctuations. In addition, a non-diversified portfolio may be more susceptible to economic, political and regulatory developments than a diversified investment portfolio with similar objectives. The Funds will, however, comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code").

  Illiquid Securities. Each of the Equity Funds, the Balanced Fund, each of the Bond Funds, International Bond Fund and each of the Tax-Free Bond Funds may invest up to 15% of the total value of its net assets (determined at the time of acquisition) in securities which are illiquid. Each of the Money Market Funds will not invest more than 10% of their respective net assets (determined at the time of acquisition) in securities which are illiquid. Illiquid securities would generally include repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended. If, after the time of acquisition, events cause this limit to be exceeded, a Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC. Subject to these limitations are GICs and repurchase agreements and time deposits which do not provide for payment within seven days.

  Each of the Funds may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended ("Section 4(2) paper"). Each Fund may also purchase securities that are not registered under the Securities Act of 1933, as amended, but which can be sold to qualified institutional buyers in accordance with Rule 144A under that Act ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction.
Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers which make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within a Fund's limitation on investment in illiquid securities. The Advisor will determine the liquidity of such investments pursuant to guidelines established by the Company's Board of Trustees or Munder's Board of Directors. The Multi-Season Growth, Mid-Cap Growth and Value Funds' investments in restricted securities will be limited to 5% of each Fund's total assets excluding Rule 144A securities. The Real Estate Equity Investment Fund will limit its investment in restricted securities to 10% of the Fund's assets, excluding Rule 144A securities, and will limit its investment in all restricted securities including Rule 144A securities to 15% of its total assets.

  Lending of Portfolio Securities. To enhance the return of each of their respective portfolios, each Fund, other than the Money Market Fund, may lend securities in its portfolios (representing up to 25% of their total assets; and one-third of the Money Market Fund's total assets), taken at market value, to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible delay in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

  Borrowing. The Funds are authorized to borrow money in amounts up to 5% of the value of each Fund's total assets at the time of such borrowing for temporary purposes. However, a Fund is authorized to borrow money in amounts up to 33 1/3% of its assets, as permitted by the 1940 Act, for the purpose of meeting redemption requests. Borrowing by a Fund creates an opportunity for greater total return but, at the same time, increases exposure to capital risk. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund's net asset value. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. However, a Fund will not purchase portfolio securities while borrowings exceed 5% of the Fund's total assets. For more detailed information with respect to the risks associated with borrowing, see "Borrowing" in the Statement of Additional Information.

  Portfolio Transactions and Turnover. All orders for the purchase or sale of securities on behalf of a Fund are placed by the Advisor with broker/dealers that the Advisor selects. A high portfolio turnover rate involves larger brokerage commission expenses or transaction costs which must be borne directly by a Fund, and may result in the realization of short-term capital gains which are taxable to shareholders as ordinary income. The Advisor will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with the Funds' respective objectives and policies. It is anticipated that the portfolio turnover rate of each of the Equity Selection Fund, Micro-Cap Equity Fund and Small-Cap Value Fund will not exceed 100% and that the annual portfolio turnover rate of the International Bond Fund will range from 200% to 300%. See "Financial Highlights" for the portfolio turnover rate of each Fund other than the Equity Selection Fund, Micro-Cap Equity Fund, Small-Cap Value Fund and International Bond Fund.

  Industry Concentration. Because the Real Estate Equity Investment Fund invests primarily in the real estate industry, it could conceivably own real estate directly as result of a default on debt securities it owns. The Fund, therefore, may be subject to certain risks associated with the direct ownership, as well as indirect ownership, of real estate. These risks include: declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants and increase in interest rates. If the Fund has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to regain its tax status as a regulated investment company. See "Taxes" in the Statement of Additional Information. Because the Fund may invest more than 25% of its total assets in any one sector of the real estate or real estate related industries, it may be subject to greater risk and market fluctuations than a portfolio representing a broader range of industries.

  In addition, equity real estate investment trusts may be affected by changes in the value of the underlying property owned by the trust, while mortgage real estate investment trusts may be affected by the quality of credit extended. Equity and mortgage real estate investment trusts are dependent upon management skill, may not be diversified and are subject to the risk of financing projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for the beneficial tax treatment available to real estate investment trusts under the Code and to maintain exemption from the 1940 Act. Real estate investment trusts may be subject to interest rate risks similar to fixed income securities. In general, fixed income security prices vary inversely with interest rates (when interest rates rise, prices fall; and, conversely, when interest rates fall, prices rise). Additionally, while the Fund intends to primarily purchase publicly traded real estate investment trusts, some real estate investment trusts may be subject to lower market liquidity due to their small size. This may impact the Fund's ability to sell the securities, or the price at which such securities may be sold. Changes in prevailing interest rates may adversely affect the value of the debt securities in which the Fund will invest. By investing in real estate investment trusts indirectly through the Fund, a shareholder will bear not only his or her proportionate share of expenses of the Fund, but also, indirectly, similar expenses of the real estate investment trusts.

                            INVESTMENT LIMITATIONS

  Except for the policy to invest at least 80% of each of the Tax-Free Bond Fund's and the Tax-Free Money Market Fund's net assets in municipal obligations bearing tax-exempt interest, and the Multi-Season Growth and Real Estate Equity Investment Funds' investment objectives, the investment objectives and policies stated above may be changed by the Company's Board of Trustees or Munder's Board of Directors without approval by a majority of a Fund's outstanding shares. However, shareholders will be notified in writing at least thirty days in advance of any material change, except where advance notice is not required. No assurance can be given that a Fund will achieve its investment objective.

  Each Fund has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of a Fund" (as defined in the Statement of Additional Information). These restrictions are set forth in the Statement of Additional Information.

                       PURCHASE AND REDEMPTION OF SHARES

  Shares of each Fund are sold on a continuous basis for the Company and Munder by the Distributor, Funds Distributor, Inc. The Distributor is a registered broker/dealer with principal offices at 60 State Street, Boston, Massachusetts 02109.

PURCHASE OF SHARES

  Class Y Shares are sold without an initial or contingent deferred sales charge to fiduciary and discretionary accounts of institutions, "institutional investors," directors, trustees, officers and employees of Munder, the Company, the Advisor and the Distributor, the Advisor's investment advisory clients and family members of employees of the Advisor. "Institutional investors" may include financial institutions (such as banks, savings institutions and credit unions); pension and profit sharing and employee benefit plans and trusts; insurance companies; investment companies; investment advisors; and broker-dealers acting for their own accounts or for the accounts of such institutional investors. A minimum initial investment of $250,000 for Class Y Shares of the Real Estate Equity Investment Fund and $500,000 for Class Y Shares of all other Funds is required for fiduciary and discretionary accounts of institutions and institutional investors.

  Shares of each Fund are sold at net asset value per share next determined on that day after receipt of a purchase order. Purchase orders by an institution for shares in the Money Market Funds must be received, together with payment, by the Distributor or Transfer Agent by 12:00 noon (Eastern time) or 4:00 p.m. (Eastern time) on any Business Day (as defined below). A purchase order received by the Distributor or by the Transfer Agent after such time will not be accepted; notice thereof will be given to the institution placing the order, and any funds received will be returned promptly to the sending institution.

  Purchase orders by an institution for shares in each of the Equity, the Balanced, each of the Bond, the International Bond, and each of the Tax-Free Bond Funds must be received by the Distributor or the Transfer Agent before the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "Exchange"), on any Business Day. Payment for such shares may be made by institutions in Federal funds or other funds immediately available to the Custodian no later than 4:00 p.m. (Eastern time) on the next Business Day following the receipt of the purchase order.

  It is the responsibility of the institution to transmit orders for purchases by its customers and to deliver required funds on a timely basis. If funds are not received within the periods described above, the order will be canceled, notice thereof will be given, and the institution will be responsible for any loss to the Fund or its shareholders. Institutions may charge certain account fees depending on the type of account the investor has established with the institution. In addition, an institution may receive fees from the Funds with respect to the investments of its customers as described below under "Management." With the exception of the Real Estate Equity Investment Fund, payments for Shares of a Fund may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for that Fund. For further information see "In-Kind Purchases" in the Statement of Additional Information.

  Purchases may be effected on days the Exchange is open for business (a "Business Day"). The Company and Munder reserve the right to reject any purchase order. Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Funds, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

  Neither the Company, Munder, the Distributor nor the Transfer Agent will be responsible for the authenticity of telephone instructions for the purchase or redemption of shares where such instructions are reasonably believed to be genuine. Accordingly, the institution will bear the risk of loss. The Company and Munder will attempt to confirm that telephone instructions are genuine and will use such procedures as are considered reasonable. To the extent that the Company or Munder fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for such instructions that prove to be fraudulent or unauthorized.

AUTOMATIC INVESTMENT PLAN ("AIP")

  An investor in Class Y Shares of the Funds may arrange for periodic investments in that Fund through automatic deductions from a checking or savings account by completing the AIP Application Form. The minimum pre-authorized investment is $50.

REDEMPTION OF SHARES

  Redemption orders are effected at the net asset value per share next determined after receipt of the order by the Transfer Agent. Shares held by an institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at the institution. The Company and Munder intend to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Share balances may be redeemed pursuant to arrangements between institutions and investors. It is the responsibility of an institution to transmit redemption orders to the Transfer Agent and to credit its Customers' accounts with the redemption proceeds on a timely basis. If a redemption order for shares of a Fund (other than the Money Market Funds) is received by the Transfer Agent before 4:00 p.m. Eastern time on a Business Day, payment is normally wired to the redeeming institution the following Business Day after receipt of the order by the Transfer Agent. If a redemption order for shares of a Money Market Fund is received by the Transfer Agent before 12:00 noon Eastern time on a Business Day, payment is normally wired on the same Business Day; if a redemption order is received by the Transfer Agent between 12:00 noon Eastern time and 4:00 p.m. Eastern time on a Business Day, payment is normally wired on the next Business Day. The Company and Munder reserve the right to delay the wiring of redemption proceeds for up to seven days after it receives a redemption order if, in the judgment of the Advisor, an earlier payment could adversely affect a Fund.

REDEMPTION BY CHECK

  Free checkwriting is available with respect to Class Y Shares of the Bond Funds, Tax-Free Bond Funds and Money Market Funds of the Company and Munder. With this service, a shareholder may write checks in the amount of $500 or more. To obtain checks, a shareholder must complete the Signature Card Section of the Account Application Form. To establish this checkwriting service after opening an account, the shareholder must contact the Funds to obtain an Account Application Form. Upon 30 days' prior written notice to shareholders, the checkwriting privilege may be modified or terminated. An investor cannot close an account in a Fund by writing a check. A shareholder will receive the dividends declared on the shares to be redeemed up to the date that a check is presented to the Custodian for payment.

EXCHANGES

  Class Y Shares of each Fund may be exchanged for Class Y Shares of other Funds of the Company and Munder, based on their respective net asset values, without imposition of any sales charges.

  Any shares involved in an exchange must satisfy the requirements relating to the minimum initial investment in an investment portfolio of the Company and Munder, and the shares involved must be legally available for sale in the state of the investor's residence. For Federal income tax purposes, a share exchange is a taxable event and, accordingly, a taxable gain or loss may be realized. Before making an exchange request, shareholders should consult a tax or other financial advisor and should consider the investment objective, policies and restrictions of the investment portfolio into which the shareholder is making an exchange, as set forth in the applicable prospectus.

  The Funds reserve the right to modify or terminate the exchange privilege at any time. Notice will be given to shareholders of any material modification or termination except where notice is not required.

                       DIVIDENDS AND DISTRIBUTIONS

  The Funds expect to pay dividends and distributions from the net income and capital gains, if any, earned on investments held by the Funds. Dividends from net investment income are declared and paid quarterly by each of the Equity Funds (except the Equity Selection Fund, International Equity Fund, Micro-Cap Equity Fund, Mid-Cap Growth Fund, Multi-Season Growth Fund, Real Estate Equity Investment Fund, Small-Cap Value Fund and Value Fund), the Balanced Fund and the International Bond Fund. Dividends from net income are declared and paid at least annually by the Equity Selection Fund, International Equity Fund, Micro-Cap Equity Fund, Mid-Cap Growth Fund, Multi-Season Growth Fund, Small-Cap Value Fund and Value Fund. Dividends from net investment income are declared and paid monthly by the Real Estate Equity Investment Fund. The net income of each of the Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund is declared daily, and the net income of each Bond Fund and each Tax-Free Bond Fund is declared monthly as a dividend, and generally, is paid within six business days of month-end. The net income of the Money Market Fund is declared daily and paid monthly.

  Shareholders of the Money Market Funds whose purchase orders are received and executed by 12:00 noon (Eastern time) receive dividends for that day. Shareholders whose redemption orders have been received by 12:00 noon (Eastern time) will not receive dividends for that day, while shareholders whose redemption orders are received after 12:00 noon (Eastern time) will receive that day's dividends. See "Purchase and Redemption of Shares."

  Each Fund's net realized capital gains (including net short-term capital gains), if any, are distributed at least annually.

  Dividends and capital gains are paid in the form of additional shares of the same class of the same Fund unless a shareholder requests that dividends and capital gains be paid in cash. In the absence of this request on the Account Application Form, each purchase of shares is made on the understanding that the Transfer Agent is automatically appointed to receive the dividends upon all shares in the shareholder's account and to reinvest them in full and fractional shares of the same class of the same Fund at the net asset value in effect at the close of business on the reinvestment date. Dividends are automatically paid in cash (along with any redemption proceeds) no later than seven Business Days after a shareholder closes an account with the Fund.

  Each Fund's expenses are deducted from the income of the Fund before dividends are declared and paid. These expenses include, but are not limited to, fees paid to the Advisor, Administrator, Custodian and Transfer Agent; fees and expenses of officers and Trustees/Directors; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and trustees' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of the Company that are not readily identifiable as belonging to a particular fund of the Company are allocated among all funds of the Company by or under the direction of the Board of Trustees in a manner that the Board determines to be fair and equitable. Any general expenses of Munder that are not readily identifiable as belonging to a particular fund of Munder are allocated among all funds of Munder by or under the direction of the Board of Directors in a manner that the Board determines to be fair and equitable. The Advisor, Administrator, Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

                                NET ASSET VALUE

  Net asset value for Class Y Shares in the Funds is calculated by dividing the value of all securities and other assets belonging to the Fund allocable to that class, less the liabilities charged to that class, by the number of outstanding shares of that class.

  The net asset value per share of each of the Equity Funds, the Balanced Fund, each of the Bond Funds, the International Bond Fund and each of the Tax-Free Bond Funds for the purpose of pricing purchase and redemption orders is determined as of the close of regular trading hours on the Exchange (currently 4:00 p.m., New York time) on each Business Day.

  With respect to the Funds, securities that are traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on such exchange or market as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on the date of valuation and securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Options will be valued at market value or fair value if no market exists. Futures contracts will be valued in like manner, except that open futures contract sales will be valued using the closing settlement price or, in the absence of such a price, the most recently quoted asked price. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mid-price between the current bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Boards of Trustees and Directors. Restricted securities and securities and assets for which market quotations are not readily available are valued at fair value by the Advisor under the supervision of the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

  The net asset value per share of the Money Market Funds for the purpose of pricing purchase and redemption orders is determined as of 12:00 noon (Eastern time) and as of the close of regular trading on the Exchange on each business day. In seeking to maintain a stable net asset value of $1.00 per share with respect to each of these Funds, the Company values the Fund's portfolio securities according to the amortized cost method of valuation. Under this method, securities are valued initially at cost on the date of purchase. Thereafter, absent unusual circumstances, the Fund assumes a constant proportionate amortization of any discount or premium until maturity of the security.

  The Funds do not accept purchase and redemption orders on days the Exchange is closed. The Exchange is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

                                  MANAGEMENT

BOARDS OF TRUSTEES AND DIRECTORS

  The Company and Munder are managed under the direction of their governing Boards of Trustees and Directors. The Statements of Additional Information contains the name and background information of each Trustee and Director.

INVESTMENT ADVISOR

  Munder Capital Management, a Delaware general partnership with its principal offices at 480 Pierce Street, Birmingham, Michigan 48009, serves as the Funds' investment advisor. The Advisor was formed in December, 1994. On February 1, 1995, the Advisor assumed the investment advisory duties with respect to the Funds previously performed by Woodbridge Capital Management, Inc. ("Woodbridge") and Old MCM, Inc. ("MCM"). The principal partners of the Advisor are MCM, Woodbridge and WAM Holdings, Inc. ("WAM"). MCM was founded in February, 1985 as a Delaware Corporation and was a registered investment advisor. Woodbridge and WAM are indirect, wholly-owned subsidiaries of Comerica Incorporated. Mr. Lee P. Munder, the Advisor's chief executive officer, indirectly owns or controls a majority of the partnership interests in the Advisor. As of June 30, 1996, the Advisor and its affiliates had approximately $34 billion in assets under management, of which $17 billion were invested in equity securities, $6 billion were invested in money market or other short-term instruments, and $11 billion were invested in other fixed income securities.

  Subject to the supervision of the Board of Trustees of the Company and the Board of Directors of Munder, the Advisor provides overall investment management for each Fund, provides research and credit analysis, is responsible for all purchases and sales of portfolio securities, maintains books and records with respect to each Fund's securities transactions and provides periodic and special reports to the Board of Trustees and the Board of Directors as requested.

  The Portfolio Managers primarily responsible for the management of the investment selections of the portfolios of the Funds (other than the Index 500 Fund and the Money Market Funds), together with information as to their principal business occupations during the past five years, are shown below.

  Leonard J. Barr II, CFA, Senior Vice President and Director of Research of the Advisor, has co-managed the Multi-Season Growth Fund since its inception in April, 1993 and has co-managed the Balanced Fund since February, 1995. From April, 1988 to February, 1995, he was Vice President and Director of Research for MCM.

  Ann J. Conrad, CFA, Vice President and Director of Specialty Equity Products of the Advisor or Woodbridge since June, 1992, has managed the Accelerating Growth Fund since the Fund's inception in December, 1991, and has co-managed the Balanced Fund since the Fund's inception in March, 1993. From December, 1965 to June, 1992, she was Director of Equity Strategy for Comerica Capital Management, Inc.

  Arnold Kent Douville, Senior Portfolio Manager of the Advisor, began his investment career as an associate in the Capital Markets group of the investment banking firm, Drexel Burnham Lambert. Mr. Douville joined MCM in 1989 and specializes in managing mid-cap growth portfolios for institutional clients. Mr. Douville has co-managed the Mid-Cap Growth Fund since its inception in August, 1995. Prior to beginning his investment career, Mr. Douville worked as a cost analyst for The Analytic Sciences Corporation
(TASC). Mr. Douville earned his B.S. degree in economics from the United States Air Force Academy and his M.B.A. from the University of Chicago Graduate School of Business.

  Wendy B. Harries, Senior Fixed Income Portfolio Manager of the Advisor or Woodbridge since June, 1992, is the portfolio manager primarily responsible for the management of the investment selections of the portfolios of the Michigan Triple Tax-Free Bond Fund, Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund. Ms. Harries has managed the Tax-Free Intermediate Bond Fund since May, 1993 and the Michigan Triple Tax-Free Bond Fund since its inception in January, 1994 and the Tax-Free Bond Fund since its inception in July, 1994. From February, 1980 to June, 1992, she was a Senior Fixed Income Manager for Comerica Capital Management, Inc.

  Otto Hinzmann, Jr., Vice President and Director of Equity Portfolio Management of the Advisor or MCM since January, 1987, has managed the Growth & Income Fund since February, 1995. Prior to 1987, he was Director of Equity Strategy for Comerica Bank.

  Anne K. Kennedy, Vice President and Director of Corporate Bond Trading of the Advisor or MCM, has managed the Intermediate Bond Fund since March, 1995. In addition to managing the corporate bond trading function, Ms. Kennedy is responsible for managing institutional fixed income portfolios. From June, 1987 to September, 1991, she was involved in several investment related areas for Ford Motor Company.

  Lee P. Munder, CFA, President and Chief Executive Officer of the Advisor or MCM since MCM's inception in 1985. Mr. Munder has co-managed the Multi-Season Growth Fund since its inception in April, 1993 and managed the Real Estate Equity Investment Fund since its inception to October, 1996. Mr. Munder began his investment career in 1969 as Chief Trust Investment Officer for Security Bank and Trust of Southgate, Michigan. From 1973 to 1985 he served as portfolio manager at Loomis Sayles & Co., Inc. serving in later years as Vice President and Senior Partner. In 1985, Mr. Munder left Loomis Sayles & Co., Inc. and founded MCM.

  Todd B. Johnson, Chief Investment Officer of the Advisor, is currently the co-manager of the International Equity Fund (previously, from January, 1996 to October, 1996, was the portfolio manager) and the Index 500 Fund (and previously, from July, 1992 to October, 1996, was the portfolio manager). Mr. Johnson previously served as a portfolio manager at Woodbridge Capital Management (June, 1991 to December, 1994) and Manufacturers Bank (June, 1986 to June, 1992). Mr. Johnson received a B.A. in Finance from Michigan State University and an M.B.A. from Wayne State University.

  James C. Robinson, Vice President and Chief Investment Officer--Fixed Income of the Advisor or MCM since 1987, has co-managed the Bond Fund, Intermediate Bond Fund and U.S. Government Income Fund since

March, 1995. Mr. Robinson has co-managed the Balanced Fund since June, 1995. In his position, Mr. Robinson oversees the Advisor's fixed income strategy and manages institutional portfolios. Prior to his joining MCM in 1987, he was a Senior Fixed Income Portfolio Manager for the National Bank of Detroit Trust Investment Department.

  Peter G. Root, Vice President and Director of Government Securities Trading of the Advisor has managed the U.S. Government Income Fund since March, 1995. Mr. Root joined MCM in 1991 and as a Senior Portfolio Manager has been responsible for fixed income portfolios. From August, 1988 to February, 1991 he was an Investment Manager for Society National Bank.

  Gerald Seizert, CFA, CIC, is Executive Vice President and Chief Investment Officer of all equity management of the Advisor and has managed the Value Fund since its inception in August, 1995 and the Small-Cap Value Fund upon commencement of operations. Prior to joining the Advisor in 1995, Mr. Seizert served as Director and Managing Partner of the Detroit office of Loomis, Sayles & Company, L.P. Before his 1984 affiliation with Loomis, he served as Vice President, Trust Investments for First of America Bank. Earlier, 1977-1979, Mr. Seizert served as a Credit Analyst at Bank One of Columbus, N.A. Mr. Seizert received his B.B.A. degree and an M.B.A from The University of Toledo and is a Chartered Financial Analyst and Chartered Investment Counselor.

  Kurt R. Stalzer, Senior Portfolio Manager of the Advisor or Woodbridge since June, 1992, has managed the Small Company Growth Fund since April, 1992. Prior to June, 1992, he was a Portfolio Manager for the Trust Investment Department of Manufacturers Bank, N.A. (January, 1981 to June, 1992).

  Jeffrey A. Wrona, CFA, Senior Portfolio Manager of the Advisor, began his investment career as a Fixed Income Research Analyst for the investment banking firm, Drexel Burnham Lambert. Mr. Wrona joined MCM in 1990 and specializes in managing mid-cap growth portfolios for institutional clients. Mr. Wrona has co-managed the Mid-Cap Growth Fund since its inception in August, 1995. Prior to beginning his investment career, Mr. Wrona worked as a product design engineer for Ford Motor Company (September, 1987 to August,
1988). Mr. Wrona earned his B.S. degree in engineering from the University of Michigan and his M.B.A. from the University of Michigan Graduate School of Business.

  Gregory A. Prost, CFA, Senior Fixed Income Portfolio Manager of the Advisor or MCM, has co-managed the Bond Fund and the Balanced Fund since May, 1995 and the International Bond Fund since October, 1996. Prior to joining MCM in 1995, he was a Vice President and Senior Fund Manager for First of America Investment Corp. (May, 1987 to May, 1995).

  Sharon E. Fayolle, Vice President and Director of Money Market Trading for the Advisor or MCM, is responsible for overseeing the management of cash portfolios, money market funds and foreign currency trading since May, 1996. She has co-managed the International Bond Fund since October, 1996. Prior to joining MCM in 1996, she was employed in the investment area of Ford Motor Company as European Portfolio Manager responsible for investment and cash management for Ford's European operations (August, 1981 to April, 1996).

  Edward Eberle, Value Portfolio Manager of the Advisor, has been co-manager of the Value Fund since October, 1996. Prior to being appointed co-manager, Mr. Eberle acted as the primary analyst for the Fund, assisting the manager with portfolio decisions. He is also a member of the Advisor's asset allocation team. Prior to joining the Advisor in 1995, Mr. Eberle served as Executive Vice President and Portfolio Manager for Westpointe Financial Corporation and as a member of the Board of Directors for Westpointe Capital Management and Dart Investors Bermuda Limited. Mr. Eberle received a B.A. in Finance from Michigan State University.

  Carl Wilk, Senior Portfolio Manager of the Advisor, has been co-manager of the Small Company Growth Fund since October, 1996. Prior to being appointed co-manager, Mr. Wilk acted as the primary analyst for the Fund assisting the manager with portfolio decisions. Prior to joining the Advisor in 1995, Mr. Wilk was a Senior Equity Research Analyst at Woodbridge. Prior responsibilities include experience as an Investment Analyst at

Manufacturers Bank, N.A. from 1986 to 1992 for their core growth equity investment process. In addition, Mr. Wilk performed various financial positions in the banking and brokerage industry from 1984 to 1986. Mr. Wilk received a B.S. in Finance, M.B.A. from Wayne State University and is a Certified Financial Planner.

  Peter K. Hoglund, CFA, Portfolio Manager/Strategic Projects of the Advisor, has been manager of the Real Estate Equity Investment Fund since October, 1996. Prior to being appointed as manager, Mr. Hoglund acted as the primary analyst for this Fund, assisting the former manager with portfolio decisions. Prior to joining MCM in May, 1993, Mr. Hoglund was in the Investment Banking Division of Morgan Stanley & Co., Inc. (July, 1988 to July, 1990) where he was a financial analyst. Mr. Hoglund received both his B.A. and M.B.A. from the University of Michigan and is a Chartered Financial Analyst.

  Theodore Miller, Senior Portfolio Manager of the Advisor, has been co-manager of the Internationsl Equity Fund since October, 1996. Prior to being appointed co-manager, Mr. Miller acted as the primary analyst for the Fund, assisting the manager with portfolio decisions. Prior to joining the Advisor, Mr. Miller worked in Derivatives Marketing for Interacciones Global Inc (1993-
1995), in Equity Sales/Trader for McDonald & Co. Securities Inc. (1991-1993) and started his career in 1986 and was a derivative and equity transaction execution specialist with various New York investment banks. Mr. Miller received his B.S. from the University of Pittsburgh and his M.B.A. from Indiana University.

  Robert J. Samrah, Senior Portfolio Manager of the Advisor, has been co-manager of the Index 500 Fund since October, 1996. Prior to being appointed co-manager, Mr. Samrah assisted the manager with portfolio decisions. Prior to joining the Advisor, Mr. Samrah was an Asset/Liability Manager for First of America Bank Corporation (1993-1994), a Senior Consultant for Deloitte & Touche Management Consulting (1992-1993) and started his career in 1985 at GMAC as an Analyst. Mr. Samrah received his B.B.A. and M.B.A. from Wayne State University.

  Investment decisions for the Equity Selection Fund and the Micro-Cap Equity Fund will be made by a committee of portfolio managers employed by the Advisor.

  For the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from each Fund, computed daily and payable monthly on a separate Fund-by-Fund basis, at an annual rate of 1.00% of the first $500 million of average daily net assets and .75% of average daily net assets in excess of $500 million of the Multi-Season Growth Fund; 1.00% of average daily net assets of the Micro-Cap Equity Fund; .75% of average daily net assets of each of the Accelerating Growth Fund, Equity Selection Fund, Growth & Income Fund, International Equity Fund, Small-Cap Value Fund and Small Company Growth Fund; .74% of average daily net assets of each of the Mid-Cap Growth Fund, Real Estate Equity Investment Fund and Value Fund; .65% of average daily net assets of the Balanced Fund; .50% of average daily net assets of each of the Bond Fund, Intermediate Bond Fund, International Bond Fund, U.S. Government Income Fund, Michigan Triple Tax-Free Bond Fund, Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund; .40% of average daily net assets of the Money Market Fund; .35% of average daily net assets of each of the Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund and .20% of the first $250 million of average daily net assets, .12% of the next $250 million of average daily net assets and .07% of average daily net assets in excess of $500 million of the Index 500 Fund. The voluntary advisory fee waiver previously in effect for the Michigan Triple Tax-Free Bond Fund is discontinued as of the date of this Prospectus.

  For the period July 1, 1995 to October 27, 1995, the Advisor received fees, after waivers, if any, at an effective rate of .75% of the average daily net assets of each of the Accelerating Growth Fund, Growth & Income Fund, International Equity Fund, and Small Company Growth Fund; .65% of average daily net assets of the Balanced Fund; .50% of the average daily net assets of each of the Bond Fund, Intermediate Bond Fund, U.S. Government Income Fund, Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund; .35% of the average daily net assets of the Cash Management Fund, the Tax-Free Money Market Fund and the U.S. Treasury Money Market Fund; .07% of the average daily net assets of the Index 500 Fund; and 0.00% of the average daily net assets of the Michigan Triple Tax-Free Bond Fund.

  For the period October 28, 1996 to June 30, 1996, the Advisor received fees, after waivers, if any, at an effective rate of .75% of the average daily net assets of each of the Accelerating Growth Fund, Growth & Income Fund, International Equity Fund, and Small Company Growth Fund; .65% of the average daily net assets of the Balanced Fund; .50% of the average daily net assets of each of the Bond Fund, Intermediate Bond Fund, U.S. Government Income Fund, Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund; .35% of the average daily net assets of each of the Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Fund; .06% of the average daily net assets of the Index 500 Fund; and 0.00% of the average daily net assets of the Michigan Triple Tax-Free Bond Fund.

  For the fiscal year ended June 30, 1996 (and for the Mid-Cap Growth Fund and Value Fund for the period of commencement of operations to June 30, 1996) the Advisor received fees, after waivers, if any, at an effective rate of .75% of average daily net assets of the Multi-Season Growth Fund; .68% of average daily net assets of the Real Estate Equity Investment Fund; .73% of average daily net assets of the Value Fund; .71% of average daily net assets of the Mid-Cap Growth Fund and .40% of average daily net assets of the Money Market Fund.

  The International Bond Fund did not commence operations until October 2, 1996 and the Equity Selection, Micro-Cap Equity and Small-Cap Value Funds had not commenced operations as of the date of this Prospectus.

  The Advisor expects to voluntarily waive a portion of the fees payable to it with respect to the Index 500 Fund and the Multi-Season Growth Fund during the current fiscal year. However, the Advisor may discontinue such fee waivers at any time, in its sole discretion. The Advisor expects to receive, after waivers, an advisory fee at the annual rate of .07% and .75% of the average daily net assets of the Index 500 Fund and the Multi-Season Growth Fund, respectively, during the Company's and Munder's current fiscal year.

  The Advisor may, from time to time, make payments to banks, broker-dealers or other financial institutions for certain services to the Funds and/or their shareholders, including sub-administration, sub-transfer agency and shareholder servicing. Such payments are made out of the Advisor's own resources and do not involve additional costs to the Funds or their shareholders.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

  First Data Investor Services Group, Inc. ("First Data"), whose principal business address is 53 State Street, Boston, Massachusetts 02109, serves as administrator for the Funds. First Data is a wholly owned subsidiary of First Data Corporation. The Administrator generally assists the Company and Munder in all aspects of its administration and operations, including the maintenance of financial records and fund accounting.

  First Data also serves as the Funds' transfer agent and dividend disbursing agent.

  As compensation for their services, the Administrator and Transfer Agent are entitled to receive fees, based on the aggregate average daily net assets of the Funds and certain other investment portfolios that are advised by the Advisor for which they provide services, computed daily and payable monthly at the rate of .12% of the first $2.8 billion of net assets, plus .105% of the next $2.2 billion of net assets, plus .10% of all net assets in excess of $5 billion with respect to the Administrator and .02% of the first $2.8 billion of net assets, plus .015% of the next $2.2 billion of net assets, plus .01% of all net assets in excess of $5 billion with respect to the Transfer Agent. Administration fees payable by the Funds and certain other investment portfolios advised by the Advisor are subject to a minimum annual fee of $1.2 million to be allocated among each series and class thereof. The Transfer Agent and Administrator are also entitled to reimbursement for out-of-pocket expenses. The Administrator has entered into a Sub-Administration Agreement with the Funds' Distributor under which the Distributor provides certain administrative services with respect to the Funds. The Administrator pays the Distributor a fee for these services out of its own resources at no cost to the Funds.

  Comerica Bank (the "Custodian"), whose principal business address is One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226, provides custodial services to the Funds. The Custodian is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company. As compensation for its services, the Custodian is entitled to receive fees, based on the aggregate average daily net assets of the Funds and certain other investment portfolios that are advised by the Advisor for which the Custodian provides services computed daily and payable monthly at an annual rate of .03% of the first $100 million of average daily net assets, .02% of the next $500 million of net assets and .01% of net assets in excess of $600 million. The Custodian also receives certain transaction based fees. Because of the additional custody and accounting charges associated with the investment in foreign securities, the International Equity Fund incurred additional custody and accounting fees during the Company's fiscal year ended June 30, 1996 to 0.33% of the Fund's average daily net assets.

  For an additional description of the services performed by the Administrator, Transfer Agent and Custodian, see the Statement of Additional Information.

                                     TAXES

GENERAL

  Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. Such qualification generally relieves a Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

  Qualification as a regulated investment company under the Code for a taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such year. In general, a Fund's investment company taxable income will be its taxable income (including dividends, interest, and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income each taxable year. Such distributions will be taxable as ordinary income to the Fund's shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or qualified retirement plan are deferred under the Code if applicable requirements are met.) The dividends received deduction for corporations will apply to such distributions by the Balanced Fund and the Equity Funds to the extent of the total qualifying dividends received by the distributing fund from domestic corporations for the taxable year and if other applicable requirements are met.

  Substantially all of each of the Funds' net realized long-term capital gains, if any, will be distributed at least annually. The Funds will generally have no tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not currently exempt from Federal income taxes as long-term capital gains, no matter how long the shareholders have held their shares.

  A taxable gain or loss may be realized by a holder of shares in the Funds upon the redemption or transfer of shares depending upon the tax basis of the shares and their price at the time of the transaction.

  The International Bond Fund's gains and losses from investments in foreign currency denominated debt securities and from certain other transactions may be treated as ordinary income or loss rather than capital gain or loss. This may have the effect of increasing ordinary dividends paid to shareholders (in the case of such gains) or decreasing the amounts available for distribution as dividends (in the case of such losses).

  Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  Shareholders should be aware that redeeming shares of a Fund after tax-exempt interest income has been accrued by a Fund but before that income has been distributed as a dividend may be disadvantageous. Any gain on such redemption will be taxable, even though the gain may be attributable in part to the accrued tax-exempt interest that might have qualified as an exempt-interest dividend if distributed as a dividend rather than as redemption proceeds.

  Before purchasing shares in the Funds, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

  On an annual basis, the Funds will send written notices to record owners of shares regarding the Federal tax status of distributions made by each Fund. Since this is not an exhaustive description of applicable tax consequences, and since state and local taxes may be different than the Federal taxes described below, investors may wish to contact their tax advisors concerning investments in the Funds.

TAXES--FOREIGN INVESTMENTS

  Income or gain from investments in foreign securities may be subject to foreign withholding or other taxes. It is expected that the International Equity Fund and the International Bond Fund will, and the other Funds may, be subject to foreign withholding taxes with respect to income received from sources within foreign countries. If more than 50% of the value of each of the International Equity Fund's and International Bond Fund's total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and the shareholders would be entitled (a) to credit their proportionate amount of such taxes against their U.S. Federal income tax liabilities subject to certain limitations described in the Statement of Additional Information, or (b) if they itemize their deductions, to deduct such proportionate amount from their U.S. income.

  If a Fund invests in certain "passive foreign investment companies" ("PFICs"), it will be subject to Federal income tax (and possibly additional interest charges) on a portion of any excess distribution or gain from the disposition of such shares even if it distributes such income to its shareholders. If a Fund elects to treat the PFIC as a qualified electing fund ("QEF") and the PFIC furnishes certain financial information in the required form to such Fund, the Fund will instead be required to include in income each year its allocable share of the ordinary earnings and net capital gains on the QEF, regardless of whether received, and such amounts will be subject to the various distribution requirements described above.

  The International Bond Fund's investments in derivative instruments are subject to special tax rules, some of which are not entirely clear. As a result, the Fund may be limited by tax considerations in the extent to which it enters into such transactions. See the Statement of Additional Information for further Information.

TAXES--TAX-FREE BOND FUNDS AND TAX-FREE MONEY MARKET FUND

  The Tax-Free Bond Funds and Tax-Free Money Market Fund intend to pay substantially all of their dividends as exempt-interest dividends. Under normal market conditions, at least 80% of each Fund's net assets will be invested in municipal obligations, the interest on which is exempt from regular Federal income tax and does not constitute an item of tax preference for purposes of the Federal alternative minimum tax. Investors in the Funds should note, however, that taxpayers are required to report the receipt of tax-exempt interest dividends on their Federal income tax returns and that in some circumstances such amounts, while exempt from regular Federal income tax, are taxable to persons subject to alternative minimum and environmental taxes.

  First, tax-exempt interest and exempt-interest dividends derived from certain private activity bonds issued after August 7, 1986, will generally constitute an item of tax preference for corporate and non-corporate taxpayers in determining alternative minimum and environmental tax liability. During normal market conditions the Funds may invest up to 20% each of their net assets in such private activity bonds.

  Second, all dividends, including exempt-interest dividends received by corporate taxpayers must be taken into account by them in determining certain adjustments for alternative minimum and environmental tax purposes. Shareholders who are recipients of Social Security Act or Railroad Retirement Act benefits should further note that all dividends, including exempt interest dividends derived from a Fund will be taken into account in determining the taxability of their benefit payments.

  The Funds will determine annually the percentages of their net investment income which are exempt from the regular Federal income tax, which constitute an item of tax preference for purposes of the Federal alternative minimum tax, and which are fully taxable. The Funds will apply these percentages uniformly to all distributions declared from net investment income during that year. These percentages may differ significantly from the actual percentages for any particular day. On an annual basis, the Funds will send written notices to record owners of shares regarding the Federal tax status of distributions made by them.

  Dividends paid by each Fund may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations which, if realized directly, would be exempt from such income taxes. Moreover, to the extent, if any, that dividends paid to shareholders are derived from taxable interest or from capital gains, such dividends will be subject to Federal income tax.

MICHIGAN TAXES--MICHIGAN TRIPLE TAX-FREE BOND FUND AND TAX-FREE INTERMEDIATE BOND FUND

  Ordinary tax-exempt interest dividends paid by the Michigan Triple Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund that are derived from interest attributable to tax-exempt obligations of the State of Michigan and its political subdivisions, as well as certain U.S. territorial obligations, are exempt from Michigan income tax, Michigan intangibles tax and Michigan single business tax. Conversely, to the extent that the Funds' tax-exempt interest dividends are derived from interest on other obligations, such dividends will be subject to Michigan income, intangibles and single business taxes, even if exempt for Federal income tax purposes. A Fund is unable to predict in advance the exact portion of its tax-exempt dividends that will be derived from interest on Michigan Municipal Obligations, but will advise shareholders at least annually of the percentage of the tax-exempt dividends actually paid by it. Such percentage will equal a Fund's tax-exempt interest from Michigan Municipal Obligations divided by the total tax-exempt interest earned by the Fund, whether or not the total tax-exempt interest earned by the Fund is distributed as dividends. However, capital gains dividends (both short- and long-term) are subject to Michigan income tax.

  The taxability of dividends for Michigan income and intangibles taxes generally follows the domicile of the owner/participant. Non-Michigan residents are not subject to Michigan income and intangibles taxes on dividends received from the Funds.

  In addition, under Michigan's Uniform City Income Tax ordinance, which authorizes Michigan cities to impose a local income tax, interest dividends from Michigan municipal obligations, which are not subject to Michigan income tax will similarly not be subject to the Michigan Uniform City Income Tax.

                                    *  *  *

  Since this is not an exhaustive discussion of applicable tax consequences, investors may wish to contact their tax advisors concerning investments in the Funds. Future legislative or administrative changes or court decisions may materially affect the tax consequences of investing in the Funds.

                             DESCRIPTION OF SHARES

  The Company was organized as a Massachusetts business trust on August 30, 1989, and is registered under the 1940 Act as an open-end management investment company. The Company's Declaration of Trust authorizes the Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Trustees have authorized the issuance of an unlimited number of shares of beneficial interest in the Company, representing interests in the Accelerating Growth, Balanced, Growth & Income, Index 500, International Equity, Small Company Growth, Bond, Intermediate Bond, U.S. Government Income, Michigan Triple Tax-Free Bond, Tax-Free Bond, Tax-Free Intermediate Bond, Cash Investment, Tax-Free Money Market and U.S. Treasury Money Market, respectively, each of which, except the Michigan Triple Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund, is classified as a diversified investment company under the 1940 Act. There is a possibility that the Company might become liable for any misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning Munder.

  Munder was organized as a Maryland corporation on November 18, 1992 and is also registered under the 1940 Act as an open-end management investment company. Munder's Articles of Incorporation authorize the Directors to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority, the Directors have authorized the issuance of shares of common stock, representing interests in Equity Selection, Micro-Cap Equity, Mid-Cap Growth, Multi-Season Growth, Real Estate Equity Investment, Small-Cap Value, Value, International Bond, Money Market and NetNet Funds, respectively, each of which, except Munder International Bond Fund, is classified as a diversified investment company under the 1940 Act. There is a possibility that the Company might become liable for any misstatement, inaccuracy, or incomplete disclosure in this Prospectus concerning Munder. There is a possibility that Munder might become liable for any misstatement, inaccuracy or incomplete disclosure in this Prospectus concerning the Company.

  The shares of each Fund (other than the Money Market Funds and the NetNet
Fund) are offered as five separate classes: Class A Shares, Class B Shares, Class C Shares, Class K Shares and Class Y Shares. Class C Shares of the Index 500 Fund are not currently available for purchase. The Money Market Fund offers only Class A, Class B and Class C Shares (which may be acquired only through an exchange of shares from the corresponding classes of other funds of the Company or Munder) and Class Y Shares. The Cash Investment, Tax-Free Money Market and U.S. Treasury Money Market Funds offer only Class A Shares, Class K Shares and Class Y Shares. The NetNet Fund offers only one class of shares. These other classes of the Funds may have different sales charges and expense levels, which may affect performance. Investors may call the Funds at (800) 438-5789 for more information concerning other classes of shares of the Funds. This Prospectus relates only to the Class Y Shares of the Accelerating Growth, Balanced, Equity Selection, Growth & Income, Index 500, International Equity, Micro-Cap Equity, Mid-Cap Growth, Multi-Season Growth, Real Estate Equity Investment, Small-Cap Value, Small Company Growth, Value, Bond, Intermediate Bond, International Bond, U.S. Government Income, Michigan Triple Tax-Free Bond, Tax-Free Bond, Tax-Free Intermediate Bond, Cash Investment, Money Market, Tax-Free Money Market and U.S. Treasury Money Market Funds.

  Each share of a Munder Fund has a par value of $.001, represents an equal proportionate interest in the particular Fund with other shares of the same class and is entitled to such dividends and distributions earned on such Fund's assets as are declared in the discretion of the Trustees. Each share of a MFI Fund has a par value of $.01 per share and represents a proportionate interest in the assets of the Fund.

  Shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by Fund, except where otherwise required by law or when the Trustees or Directors determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. In addition, shareholders of each of the Funds will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Trustees or Directors determine that the matter to be voted on affects only the interests of the holders of a particular class of shares. The Funds are not required and do not currently intend to hold annual meetings of shareholders for the election of Board members except as required under the 1940 Act. A meeting of shareholders will be called upon the written request of at least 10% of the outstanding shares of the Company or Munder. To the extent required by law, the Funds will assist in shareholder communications in connection with such a meeting. For a further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

  As of October 1, 1996, Comerica Bank held of record substantially all of the outstanding shares of the Funds as agent, custodian or trustee for its customers. In addition, as of October 1, 1996, Comerica Bank possessed sole or shared voting or investment power for its customer accounts with respect to the following percentages of the Funds' outstanding shares: Accelerating Growth Fund--87%; Balanced Fund--88%; Growth & Income Fund--98%; Index 500 Fund--68%; International Equity Fund--90%; Mid-Cap Growth Fund--91%; Multi-Season Growth Fund--63%; Real Estate Equity Investment Fund--83%; Small Company Growth Fund--86%; Value Fund--91%; Bond Fund--98%; Intermediate Bond Fund--98%; U.S. Government Income Fund--99%; Michigan Triple Tax-Free Bond Fund--97%; Tax-Free Bond Fund--98%; Tax-Free Intermediate Bond Fund--98%; Cash Investment Fund--97%; Money Market Fund--0%; Tax-Free Money Market Fund--91%; and U.S. Treasury Money Market Fund--56%. The International Bond Fund did not commence operations until October 2, 1996 and as of the date of this Prospectus, the Equity Selection Fund, Micro-Cap Equity Fund and Small-Cap Value Fund had not commenced operations.

REPORTS TO SHAREHOLDERS

  The Funds have eliminated duplicate mailings of prospectuses and shareholder reports to accounts which have the same primary record owner, and with respect to joint tenant accounts or tenant in common accounts, accounts which have the same address. Additional copies of prospectuses and reports to shareholders are available upon request by calling the Funds at (800) 438-5789.

                                  PERFORMANCE

  From time to time, the Funds may quote performance and yield data for Class Y Shares in advertisements or in communications to shareholders. The total return of a class of shares in a Fund may be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return reflects the average percentage change in value of an investment in a class of shares in the Fund from the beginning date of the measuring period to the end of the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made during the period are reinvested in the same class of shares.

  The yield of a class of shares in the Bond Funds, International Bond Fund and Tax-Free Bond Funds is computed based on the net income of such class in a Fund during a 30-day (or one month) period (which period will be identified in connection with the particular yield quotation). More specifically, the Fund's yield for a class of shares is computed by dividing the per share net income for the class during a 30-day (or one-month) period by the maximum offering price per share on the last day of the period and annualizing the result on a semi-annual basis.

  The yield of a class of shares in the Money Market Funds refers to the income generated by an investment in a class over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. "Effective yield" is calculated similarly but, when annualized, the income earned by an investment in a class is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

  The "tax-equivalent yields" of the Class Y Shares in the Tax-Free Bond Funds and Tax-Free Money Market Fund may also be quoted from time to time, which show the level of taxable yield needed to produce an after-tax equivalent to the tax-free yield of the particular class. This is done by increasing the yield (calculated as above) by the amount necessary to reflect the payment of Federal and/or state income taxes at a stated rate.

  The Funds may compare the performance of the Class Y Shares to the performance of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds, including, for example, Lipper Analytical Services, Inc., the Lehman Brothers Government/Corporate Bond Index, a recognized unmanaged index of government and corporate bonds, the Standard & Poor's 500 Index, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, an unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. Performance and yield data as reported in national financial publications such as Morningstar, Inc., Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares in a Fund.

  Performance will fluctuate and any quotation of performance should not be considered as representative of future performance of a class of shares in a Fund. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a Fund, portfolio maturity, operating expenses, and market conditions. Any fees charged by Institutions directly to their customers' accounts in connection with investments in a Fund will not be included in calculations of yield and performance.

MUNDER ACCELERATING GROWTH FUND               MUNDER VALUE FUND
MUNDER BALANCED FUND                          MUNDER BOND FUND
MUNDER EQUITY SELECTION FUND                  MUNDER INTERMEDIATE BOND FUND
MUNDER GROWTH & INCOME FUND                   MUNDER INTERNATIONAL BOND FUND
MUNDER INDEX 500 FUND                         MUNDER U.S. GOVERNMENT INCOME FUND
MUNDER INTERNATIONAL EQUITY FUND              MUNDER MICHIGAN TRIPLE TAX-FREE BOND FUND
MUNDER MICRO-CAP EQUITY FUND                  MUNDER TAX-FREE BOND FUND
MUNDER MID-CAP GROWTH FUND                    MUNDER TAX-FREE INTERMEDIATE BOND FUND
MUNDER MULTI-SEASON GROWTH FUND               MUNDER CASH INVESTMENT FUND
MUNDER REAL ESTATE EQUITY INVESTMENT FUND     MUNDER MONEY MARKET FUND
MUNDER SMALL-CAP VALUE FUND                   MUNDER TAX-FREE MONEY MARKET FUND
MUNDER SMALL COMPANY GROWTH FUND              MUNDER U.S. TREASURY MONEY MARKET FUND

                          (collectively, the "Funds")

                      STATEMENT OF ADDITIONAL INFORMATION

     This Statement of Additional Information, which has been filed with the Securities and Exchange Commission (the "SEC"), provides supplementary information pertaining to all classes of shares representing interests in each of the twenty-four investment portfolios listed above. The Munder Funds, Inc. (the "Company") currently offers a selection of ten investment portfolios, nine of which are offered in this Statement of Additional Information: the Munder Equity Selection Fund (the "Equity Selection Fund"), Munder Micro-Cap Equity Fund (the "Micro-Cap Equity Fund"), Munder Mid-Cap Growth Fund (the "Mid-Cap Fund"), Munder Multi-Season Growth Fund (the "Multi-Season Fund"), Munder Real Estate Equity Investment Fund (the "Real Estate Fund"), Munder Small-Cap Value Fund (the "Small-Cap Value Fund"), Munder Value Fund (the "Value Fund"), Munder International Bond Fund (the "International Bond Fund") and Munder Money Market Fund (the "Money Market Fund"). The NetNet Fund is offered in a separate prospectus and Statement of Additional Information. The Munder Funds Trust (the "Trust") currently offers a selection of fifteen investment portfolios. This Statement of Additional Information describes each of the investment portfolios offered by the Trust. This Statement of Additional Information is not a prospectus, and should be read only in conjunction with the Trust's and the Company's Prospectuses dated October 28, 1996. A copy of each Prospectus may be obtained through Funds Distributor, Inc. (the "Distributor"), or by calling
(800) 438-5789. This Statement of Additional Information is dated October 28, 1996.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                               TABLE OF CONTENTS

                                                                     Page

General............................................................     3
Fund Investments...................................................     3
Risk Factors and Special Considerations -- Index 500 Fund..........    20
Risk Factors and Special Considerations -- Michigan Bond Fund and
      Tax-Free Intermediate Bond Fund..............................    22
Investment Limitations.............................................    24
Trustees, Directors and Officers...................................    28
Investment Advisory and Other Service Arrangements.................    33
Portfolio Transactions.............................................    47
Purchase and Redemption Information................................    50
Net Asset Value....................................................    52
Performance Information............................................    53
Taxes..............................................................    62
Additional Information Concerning Shares...........................    69
Miscellaneous......................................................    71
Registration Statement.............................................    81
Financial Statements...............................................    81
Appendix A.........................................................   A-1
Appendix B.........................................................   B-1



No person has been authorized to give any information or to make any representations not contained in this Statement of Additional Information or in each Prospectus in connection with the offering made by each Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or the Distributor. The Prospectuses do not constitute an offering by the Funds or by the Distributor in any jurisdiction in which such offering may not lawfully be made.

                                    GENERAL

          The Trust was organized on August 30, 1989 under the name "PDB Fund," which was changed in November, 1989 to "Opportunity Funds", and in February, 1990 to "Ambassador Funds" and in June, 1995 to "The Munder Funds Trust." The Tax-Free Intermediate Bond Fund originally commenced operations on February 9, 1987 as a separate portfolio of the St. Clair Tax-Free Fund, Inc. On November 20, 1992, the St. Clair Tax-Free Intermediate Bond Fund was reorganized as the Ambassador Tax-Free Intermediate Bond Fund. The Company was organized as a Maryland corporation on November 18, 1992.

          As stated in each Prospectus, the investment advisor of each Fund is Munder Capital Management (the "Advisor"). The principal partners of the Advisor are Old MCM, Inc., Munder Group LLC, Woodbridge Capital Management, Inc. and WAM Holdings, Inc. ("WAM"). Mr. Lee P. Munder, the Advisor's Chief Executive Officer, indirectly owns or controls a majority of the partnership interests of the Advisor. Capitalized terms used herein and not otherwise defined have the same meanings as are given to them in each Prospectus.

                               FUND INVESTMENTS

          The following supplements the information contained in each Prospectus concerning the investment objectives and policies of the Funds. With the exception of the policy to invest at least 80% of each of Tax-Free Bond Fund's and Tax-Free Money Market Fund's assets in municipal obligations bearing tax-exempt interest and the investment objectives of Multi-Season Fund and Real Estate Fund, each Fund's investment objective is a non-fundamental policy and may be changed without the authorization of the holders of a majority of the Fund's outstanding shares. There can be no assurance that a Fund will achieve its objective. A description of applicable credit ratings is set forth in Appendix A hereto. For purposes of this Statement of Additional Information, the Munder Accelerating Growth Fund, Equity Selection Fund, Munder Growth & Income Fund, Munder Index 500 Fund, Munder International Equity Fund, Micro-Cap Equity Fund, Mid-Cap Fund, Multi-Season Fund, Real Estate Fund, Small-Cap Value Fund, Munder Small Company Growth Fund and Value Fund, and are referred to as the "Equity Funds." Munder Bond Fund, Munder Intermediate Bond Fund and Munder U.S. Government Income Fund are referred to as the "Bond Funds"; and Munder Cash Investment Fund, Money Market Fund, Munder Tax-Free Money Market Fund and Munder U.S. Treasury Money Market Fund are referred to as the "Money Market
Funds."

          BORROWING. The Funds are authorized to borrow money in amounts up to 5% of the value of their total assets at the time of such borrowings for temporary purposes, and are authorized to borrow money in excess of the 5% limit as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), to meet redemption requests. This borrowing may be unsecured. The 1940 Act requires the Funds to maintain continuous asset coverage of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Funds may be required to sell some of their portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the Funds. Money borrowed will be subject to interest costs which may or may not be recovered by an appreciation of the securities purchased. The Funds may also be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fees to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. The Funds may, in connection with permissible borrowings, transfer as collateral, securities owned by the Funds.

          FOREIGN SECURITIES. Each Equity Fund (except the Real Estate Fund), the Balanced Fund, each Bond Fund and the Cash Investment Fund may invest in the securities of foreign issuers. The Mid-Cap Fund and the Multi-Season Fund typically will only purchase foreign securities which are represented by American Depositary Receipts ("ADRs") listed on a domestic securities exchange or included in the NASDAQ National Market System, or foreign securities listed directly on a domestic securities exchange or included in the NASDAQ National Market System. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. Certain such institutions issuing ADRs may not be sponsored by the issuer. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer.

          Income and gains on such securities may be subject to foreign withholding taxes. Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

          Under normal market conditions, at least 65% of the International Bond Fund's assets are invested in bonds of issuers located in at least three countries other than the United States. The Fund will primarily invest in foreign debt obligations denominated in foreign currencies, including the European Currency Unit ("ECU"), which are issued by foreign governments and governmental agencies, instrumentalities or political subdivisions; debt securities issued or guaranteed by supranational organizations (as defined below); corporate debt securities; bank or bank holding company debt securities and other debt securities including those convertible into foreign stock. For the purposes of the 65% limitation with respect to the International Bond Fund's designation as an international bond fund, the securities described in this paragraph are considered "international bonds."


          Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Foreign markets have substantially less volume than the New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the United States, are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

          Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interest; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries.

          Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

          The Advisor endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of Fund shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations.

          A Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Changes in foreign currency exchange rates will influence values within a Fund from the perspective of U.S. investors, and may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The Advisor will attempt to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places a Fund's investments.

          The exercise of this flexible policy may include decisions to purchase securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.


          FORWARD FOREIGN CURRENCY TRANSACTIONS. In order to protect against a possible loss on investments resulting from a decline or appreciation in the value of a particular foreign currency against the U.S. dollar or another foreign currency, the Equity Funds (excluding the Real Estate Fund), the Balanced Fund, the Bond Funds and the International Bond Fund are authorized to enter into forward foreign currency exchange contracts ("forward currency contracts"). These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.

          When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

          When the Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Fund may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency. Similarly, when the obligations held by a Fund create a short position in a foreign currency, the Fund may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. With respect to any forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains which might result from changes in the value of such currency. A Fund will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

          A separate account consisting of cash or liquid securities equal to the amount of a Fund's assets that could be required to consummate forward contracts will be established with the Funds' Custodian except to the extent the contracts are otherwise "covered." For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is "covered" if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting the Fund to buy the same currency at a price no higher than the Fund's price to sell the currency. A forward contract to buy a foreign currency is "covered" if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price as high as or higher than the Fund's price to buy the currency.


          FUTURES CONTRACTS AND RELATED OPTIONS. The Equity Funds, the Balanced Fund, the Bond Funds and the International Bond Fund currently expect that they may purchase and sell futures contracts on interest-bearing securities or securities or bond indices, and may purchase and sell call and put options on futures contracts. For a detailed description of futures contracts and related options, see Appendix B to this Statement of Additional Information.

          INTEREST RATE SWAP TRANSACTIONS. Each of the Bond Funds and the International Bond Fund may enter into interest rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if the Funds had invested directly in an instrument that yielded that desired return. Interest rate swap transactions involve the exchange by a Bond Fund or the International Bond Fund with another party of its commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Typically, the parties with which the Bond Funds and the International Bond Fund will enter into interest rate swap transactions will be brokers, dealers or other financial institutions known as "counterparties." Certain Federal income tax requirements may, however, limit the Bond Funds' and the International Bond Fund's ability to engage in certain interest rate transactions. Gains from transaction in interest rate swaps distributed to shareholders of the Bond Funds and the International Bond Fund will be taxable as ordinary income or, in certain circumstances, as long-term capital gains to the shareholders.

          Each of the Bond Funds' and the International Bond Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Each of the Bond Funds' and the International Bond Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). Accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities or other high-grade debt securities, to avoid any potential leveraging of each of the Bond Funds' and the International Bond Fund's portfolio.

          The Bond Funds and the International Bond Fund will not enter into any interest rate swap transaction unless the credit quality of the unsecured senior debt or the claims-paying ability of the other party to the transaction is rated in one of the highest four rating categories by at least one nationally-recognized statistical rating organization ("NRSRO") or is believed by the Advisor to be equivalent to that rating. If the other party to a transaction defaults, the Bond Funds and the International Bond Fund will have contractual remedies pursuant to the agreements related to the transactions.

          The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Advisor is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of each of the Bond Funds and the International Bond Fund would be lower than it would have been if interest rate swaps were not used. The swaps market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swaps market has become relatively liquid in comparison with other similar instruments traded in the interbank market. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Bond Funds' and the International Bond Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


          INVESTMENT COMPANY SECURITIES. The Funds may invest in securities issued by other investment companies. As a shareholder of another investment company, a Fund (other than the Real Estate Fund) would bear its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses each Fund bears directly in connection with its own operations. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund or by the Company or Trust as a whole. It is the Funds' policy not to invest in securities issued by other investment companies which pay asset-based fees to the Advisor, the Funds' administrator (the "Administrator"), the Funds' custodian (the "Custodian"), the Funds' Distributor or their affiliates.

          LENDING OF PORTFOLIO SECURITIES. To enhance the return on its portfolio, each of the Funds may lend securities in its portfolio (subject to a limit of 25% of each Fund's, other than the Money Market Fund's, total assets; and 33 1/3% of the Money Market Fund's total assets) to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time, and the Funds will receive any interest or dividends paid on the loaned securities. In addition, it is anticipated that a Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. The risk in lending portfolio securities, as with other extensions of credit, consists of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. In determining whether the Funds will lend securities, the Advisor will consider all relevant facts and circumstances. The Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which the Advisor has determined are creditworthy under guidelines established by the Boards of Trustees and Directors.

          LOWER-RATED DEBT SECURITIES. The Growth & Income Fund may invest up to 20% of the value of its total assets and each of the Real Estate and Value Funds may invest up to 5% of the value of its total assets in securities that are rated below investment grade by Standard & Poor's or Moody's. Such securities are also known as junk bonds. The yields on lower-rated debt and comparable unrated securities generally are higher than the yields available on higher-rated securities. However, investments in lower-rated debt and comparable unrated securities generally involve greater volatility of price and risk of loss of income and principal, including the possibility of default by or bankruptcy of the issuers of such securities. Lower-rated debt and comparable unrated securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and (b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of securities held in each Fund's portfolio, with a commensurate effect on the value of each of the Fund's shares. Therefore, an investment in the Growth & Income, Real Estate or Value Funds should not be considered as a complete investment program and may not be appropriate for all investors.

          While the market values of lower-rated debt and comparable unrated securities tend to react more to fluctuations in interest rate levels than the market values of higher-rated securities, the market values of certain lower rated debt and comparable unrated securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, lower-rated debt securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of lower-rated debt and comparable unrated securities often are highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because lower-rated debt and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Funds may incur additional expenses to the extent that they are required to seek recovery upon a default in the payment of principal or interest on their portfolio holdings. The existence of limited markets for lower-rated debt and comparable unrated securities may diminish each of the Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in financial markets.

          Lower-rated debt securities and comparable unrated securities may have call or buy-back features that permit their issuers to call or repurchase the securities from their holders. If an issuer exercises these rights during periods of declining interest rates, the Funds may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Funds.


          MONEY MARKET INSTRUMENTS. As described in their Prospectuses, the Equity Funds; the Balanced Fund; the Bond Funds; the International Bond Fund; the Munder Michigan Triple Tax-Free Bond Fund (the "Michigan Bond Fund"), Munder Tax-Free Bond Fund ("Tax-Free Bond Fund"), Munder Tax-Free Intermediate Bond Fund ("Tax-Free Intermediate Bond Fund"); and the Money Market Funds may invest from time to time in "money market instruments," a term that includes, among other things, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 397 days or less.

          Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Advisor deems the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by a Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 25% of such Fund's total assets at the time of purchase.

          Investments by a Fund in commercial paper will consist of issues rated at the time A-1 and/or P-1 by Standard & Poor's Rating Service, a division of McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investor Services, Inc. ("Moody's"). In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

          The Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master notes only when the Advisor deems the investment to involve minimal credit risk.

          MORTGAGE-RELATED SECURITIES. There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association ("GNMA") include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by the Federal National Mortgage Association ("FNMA") include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

          MUNICIPAL OBLIGATIONS. Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular Federal income tax are rendered by bond counsel or counsel to the respective issuers at the time of issuance. Neither the Company nor the Advisor will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

          An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially adversely affected by litigation or other conditions.


          From time to time proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986 interest on certain private activity bonds must be included in an investor's Federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their Federal alternative minimum taxable income. The Trust cannot predict what legislation, if any, may be proposed in Congress in the future as regards the Federal income tax status of interest on municipal obligations in general, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of municipal obligations for investment by the Michigan Bond Fund, Tax-Free Bond Fund, Tax-Free Intermediate Bond Fund and Tax-Free Money Market Fund (collectively, the "Tax-Free Funds") and the liquidity and value of such Funds. In such an event the Board of Trustees would reevaluate the Funds' investment objective and policies and consider changes in its structure or possible dissolution.

          The Cash Investment Fund may, when deemed appropriate by the Advisor in light of the Fund's investment objective, invest in high quality municipal obligations issued by state and local governmental issuers, the interest on which may be taxable or tax-exempt for Federal income tax purposes, provided that such obligations carry yields that are competitive with those of other types of money market instruments of comparable quality. The Cash Investment Fund does not expect to invest more than 5% of its net assets in such municipal obligations during its current fiscal year.

          NON-DOMESTIC BANK OBLIGATIONS. Non-domestic bank obligations include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.


          OPTIONS. The Equity Funds, Balanced Fund, Bond Funds, International Bond Fund, Michigan Bond Fund and Tax-Free Intermediate Bond Fund may write covered call options, buy put options, buy call options and write secured put options in an amount not exceeding 5% of their net assets. Such options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. For risks associated with options on foreign currencies, see Appendix B to this Statement of Additional Information.

          A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

          The writer of an option that wished to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." The cost of such a closing purchase plus transaction costs may be greater than the premium received upon the original option, in which event each Fund will have incurred a loss in the transaction. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          Effecting a closing transaction in the case of a written call option will permit the Funds to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option, will permit the Funds to write another put option to the extent that the exercise price thereof is secured by deposited cash or short-term securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

          The Multi-Season, Real Estate and International Bond Funds may write options in connection with buy-and-write transactions; that is, the Funds may purchase a security and then write a call option against that security. The exercise price of the call the Funds determine to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the maximum gain to the relevant Fund will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

          The Funds (excluding the Mid-Cap, Multi-Season, Real Estate, Value, and International Bond Funds) will write call options only if they are "covered." In the case of a call option on a security, the option is "covered" if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its Custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the portfolio in cash or cash equivalents in a segregated account with its custodian. The Mid-Cap, Multi-Season, Real Estate and Value Funds may write call options that are not covered for cross-hedging purposes. Each of the Mid-Cap, Multi-Season, Real Estate and Value Funds will limit its investment in uncovered put and call options purchased or written by the Fund to 5% of the Fund's total assets. The International Bond Fund will limit its investment in uncovered put and call options purchased or written by the Fund to 25% of the Fund's total assets. The Funds will write put options only if they are "secured" by cash or cash equivalents maintained in a segregated account by the Funds' custodian in an amount not less than the exercise price of the option at all times during the option period.

          The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the relevant Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price and the Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

          Each of the Funds may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Funds will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. Each of the Funds may purchase call options to hedge against an increase in the price of securities that it anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

          When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option purchased by the Fund expires unexercised the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

          There are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security (in the case of a covered call option) or liquidate the segregated account (in the case of a secured put option) until the option expires or the optioned security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the security during such period.

          There is no assurance that a Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

          In addition, a liquid secondary market for particular options, whether traded over-the-counter or on a national securities exchange ("Exchange") may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          Currency transactions, including options on currencies and currency futures, are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as the incurring of transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

          The Mid-Cap Fund and Value Fund will not purchase put or call options if aggregate premiums paid for such options would exceed 25% of the Fund's total assets. The Multi-Season Fund will not purchase put or call options if aggregate premiums paid for such options would exceed 20% of the Fund's total assets. The Real Estate Fund will not hedge more than 30% of its total assets and will not write covered call options against more than 15% of the value of the equity securities held in its portfolio.

          REAL ESTATE SECURITIES. The Real Estate Fund may invest without limit in shares of real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of it taxable income (other than net capital gains) for each taxable year. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Real Estate Fund may be subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks) because of its policy of concentration in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from environmental problems, casualty or condemnation losses, limitations on rents, changes in neighborhood values and the appeal of properties to tenants and changes in interest rates.

          In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the beneficial tax treatment available to real estate investment trusts under the Internal Revenue Code of 1986, as amended (the "Code"), or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.

          REPURCHASE AGREEMENTS. The Funds may agree to enter into repurchase agreements with financial institutions such as member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer that is recognized as a reporting government securities dealer, subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The Advisor will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by, or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of underlying obligations except with respect to repurchase agreements secured by U.S. Government securities. With respect to the Money Market Funds, the securities held subject to a repurchase agreement may have stated maturities exceeding thirteen months, provided the repurchase agreement itself matures in one year.

          The repurchase price under the repurchase agreements described in each Prospectus generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).

          Securities subject to repurchase agreements will be held by the Trust's or Company's Custodian (or sub-custodian) in the Federal
Reserve/Treasury book-entry system or by another authorized securities depositary. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

          REVERSE REPURCHASE AGREEMENTS. Each Fund (except the Multi-Season Fund, Money Market Fund and Tax-Free Funds) may borrow funds for temporary or emergency purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, a Fund will maintain in a segregated account, cash, U.S. Government securities or other liquid high-grade debt securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.

          RIGHTS AND WARRANTS. As stated in their Prospectuses, the Equity Funds and the Balanced Fund may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. Each Equity Fund and the Balanced Fund will not invest more than 5% of its total assets, taken at market value, in warrants, or more than 2% of its total assets, taken at market value, in warrants not listed on the New York or American Stock Exchanges. Warrants acquired by a Fund in units or attached to other securities are not subject to this restriction.


          STAND-BY COMMITMENTS. The Balanced Fund, the Cash Investment Fund, the Tax-Free Funds may each enter into stand-by commitments with respect to municipal obligations held by it. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option a specified municipal obligation at its amortized cost value to the Fund plus accrued interest, if any. Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying municipal obligations and may be sold, transferred or assigned only with the instruments involved.

          The Company expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for municipal obligations which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 1/2 of 1% of the value of such Fund's total assets calculated immediately after each stand-by commitment is acquired.

          The Tax-Free Funds intend to enter into stand-by commitments only with dealers, banks and broker/dealers which, in the Advisor's opinion, present minimal credit risks. The Tax-Free Funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. The acquisition of a stand-by commitment will not affect the valuation of the underlying municipal obligation. The actual stand-by commitment will be valued at zero in determining net asset value. Accordingly, where a Fund pays directly or indirectly for a stand-by commitment, its cost will be reflected as an unrealized loss for the period during which the commitment is held by such Fund and will be reflected in realized gain or loss when the commitment is exercised or expires.

          STOCK INDEX FUTURES, OPTIONS ON STOCK AND BOND INDICES AND OPTIONS ON STOCK AND BOND INDEX FUTURES CONTRACTS. The Equity Funds, the Balanced Fund, the Bond Funds, Michigan Triple Tax-Free Bond

Fund and Tax-Free Intermediate Bond Fund may purchase and sell stock index futures, options on stock and bond indices and options on stock index futures contracts as a hedge against movements in the equity and bond markets. The International Bond Fund may purchase and sell options on bond index futures contracts as a hedge against movements in the bond markets.

          A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

          Options on stock and bond indices are similar to options on specific securities, described above, except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock or bond index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock or bond index is greater than, in the case of a call option, or less than, in the case of a put option, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock or bond indices are in cash, and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks.

          If the Advisor expects general stock or bond market prices to rise, it might purchase a stock index futures contract, or a call option on that index, as a hedge against an increase in prices of particular securities it ultimately wants to buy. If in fact the index does rise, the price of the particular securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Funds' futures contract or index option resulting from the increase in the index. If, on the other hand, the Advisor expects general stock or bond market prices to decline, it might sell a futures contract, or purchase a put option, on the index. If that index does in fact decline, the value of some or all of the securities in the Funds' portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Funds' position in such futures contract or put option.

          The Equity Funds, the Balanced Fund, the Bond Funds and the Tax-Free Bond Funds may purchase and write call and put options on stock index futures contracts and each such Fund and the International Bond Fund may purchase and write call and put options on bond index futures contracts. Each such Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and selling the underlying futures or purchasing and writing options directly on the underlying securities or indices. For example, such Funds may purchase put options or write call options on stock and bond index futures (only bond index futures in the case of the International Bond
Fund), rather than selling futures contracts, in anticipation of a decline in general stock or bond market prices or purchase call options or write put options on stock or bond index futures, rather than purchasing such futures, to hedge against possible increases in the price of securities which such Funds intend to purchase.

          In connection with transactions in stock or bond index futures, stock or bond index options and options on stock index or bond futures, such Funds will be required to deposit as "initial margin" an amount of cash and short-term U.S. Government securities equal to from 5% to 8% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the option or futures contract. No such Fund may at any time commit more than 5% of its total assets to initial margin deposits on futures contracts, index options and options on futures contracts.

          STRIPPED SECURITIES. The Balanced Fund, the Bond Funds, International Bond Fund and the Money Market Funds may acquire U.S. Government obligations and their unmatured interest coupons that have been separated ("stripped") by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRs") and "Certificate of Accrual on Treasury Securities" ("CATS"). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax and securities purposes. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

          Only instruments which are stripped by the issuing agency will be considered U.S. Government obligations. Securities such as CATS and TIGRs which are stripped by their holder do not qualify as U.S. Government obligations.

          Within the past several years the Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments or Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities." Under the STRIPS program, a Fund is able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

          In addition, the Bond Fund, Intermediate Bond Fund, International Bond Fund and U.S. Government Income Fund may invest in stripped mortgage-backed securities ("SMBS"), which represent beneficial ownership interests in the principal distributions and/or the interest distributions on mortgage assets. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. One type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most common case, one class of SMBS will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). SMBS may be issued by FNMA or FHLMC.

          The original principal amount, if any, of each SMBS class represents the amount payable to the holder thereof over the life of such SMBS class from principal distributions of the underlying mortgage assets, which will be zero in the case of an IO class. Interest distributions allocable to a class of SMBS, if any, consist of interest at a specified rate on its principal amount, if any, or its notional principal amount in the case of an IO class. The notional principal amount is used solely for purposes of the determination of interest distributions and certain other rights of holders of such IO class and does not represent an interest in principal distributions of the mortgage assets.

          Yields on SMBS will be extremely sensitive to the prepayment experience on the underlying mortgage loans, and there are other associated risks. For IO classes of SMBS and SMBS that were purchased at prices exceeding their principal amounts there is a risk that a Fund may not fully recover its initial investment.


          The determination of whether a particular government-issued IO or PO backed by fixed-rate mortgages is liquid may be made under guidelines and standards established by the Board of Trustees. Such securities may be deemed liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Fund's net asset value per share.

          SUPRANATIONAL BANK OBLIGATIONS. Supranational banks are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., The World
Bank). Obligations of supranational banks may be supported by appropriated but unpaid commitments of their member countries and there is no assurance these commitments will be undertaken or met in the future.

          U.S. GOVERNMENT OBLIGATIONS. The Funds may purchase obligations issued or guaranteed by the U.S. Government and, except in the case of the U.S. Treasury Money Market Fund, U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. government-sponsored instrumentalities if it is not obligated to do so by law. Examples of the types of U.S. Government obligations that may be acquired by the Funds include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, FNMA, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, FHLMC, Federal Intermediate Credit Banks and Maritime Administration.

          VARIABLE AND FLOATING RATE INSTRUMENTS. Debt instruments may be structured to have variable or floating interest rates. Variable and floating rate obligations purchased by a Fund may have stated maturities in excess of a Fund's maturity limitation if the Fund can demand payment of the principal of the instrument at least once during such period on not more than thirty days' notice (this demand feature is not required if the instrument is guaranteed by the U.S. Government or an agency thereof). These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates. The Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Fund, the issuer's obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. The Money Market Funds will invest in variable and floating rate instruments only when the Advisor deems the investment to involve minimal credit risk.

          In determining average weighted portfolio maturity of the Funds, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining until the next interest rate adjustment or the time the Fund involved can recover payment of principal as specified in the instrument. Variable rate U.S.

Government obligations held by the Funds, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

          The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Fund could suffer a loss if the issuer defaulted or during periods that a Fund is not entitled to exercise its demand rights.

          Variable and floating rate instruments held by a Fund will be subject to the Fund's limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.

          GUARANTEED INVESTMENT CONTRACTS. The Bond Funds, the International Bond Fund and the Cash Investment Fund may make limited investments in guaranteed investment contracts ("GICs") issued by U.S. insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis interest which is based on an index (in most cases this index is expected to be the Salomon Brothers CD Index), but is guaranteed not to be less than a certain minimum rate. A GIC is normally a general obligation of the issuing insurance company and not funded by a separate account. The purchase price paid for a GIC becomes part of the general assets of the insurance company, and the contract is paid from the company's general assets. A Fund will only purchase GICs from insurance companies which, at the time of purchase, have assets of $1 billion or more and meet quality and credit standards established by the Advisor pursuant to guidelines approved by the Board of Trustees. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs will normally be considered illiquid investments, and will be acquired subject to the limitation on illiquid investments.


          WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS (DELAYED-DELIVERY TRANSACTIONS). When-issued purchases and forward commitments (delayed-delivery transactions) are commitments by a Fund to purchase or sell particular securities with payment and delivery to occur at a future date (perhaps one or two months later). These transactions permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates.

          When a Fund agrees to purchase securities on a when-issued or forward commitment basis, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because a Fund's liquidity and ability to manage its portfolio might be affected when it sets aside cash or portfolio securities to cover such purchase commitments, the Advisor expects that its commitments to purchase when-issued securities and forward commitments will not exceed 25% of the value of a Fund's total assets absent unusual market conditions.

          A Fund will purchase securities on a when-issued or forward commitment basis only with the intention of completing the transaction and actually purchasing the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss.

          When a Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

          The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the market value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

          YIELDS AND RATINGS. The yields on certain obligations, including the money market instruments in which each Fund may invest (such as commercial paper and bank obligations), are dependent on a variety of factors, including general money market conditions, conditions in the particular market for the obligation, the financial condition of the issuer, the size of the offering, the maturity of the obligation and the ratings of the issue. The ratings of S&P, Moody's, Duff & Phelps Credit Rating Co., Thomson Bank Watch, Inc., and other nationally recognized statistical NRSROs represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices.


          With respect to each of the Money Market Funds, securities (other than U.S. Government securities) must be rated (generally, by at least two NRSROs) within the two highest rating categories assigned to short-term debt securities. In addition, each of the Cash Investment Fund and the Money Market Fund (a) will not invest more than 5% of its total assets in securities rated in the second highest rating category by such NRSROs and will not invest more than 1% of its total assets in such securities of any one issuer, and (b) intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Fund's total assets at the time of purchase, provided that the Fund may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. Unrated and certain single rated securities (other than U.S. Government securities) may be purchased by the Money Market Funds, but are subject to a determination by the Advisor, in accordance with procedures established by the Boards of Trustees and Directors, that the unrated and single rated securities are of comparable quality to the appropriate rated securities.

          OTHER. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Boards of Trustees and Directors or the Advisor, pursuant to guidelines established by the Boards, will consider such an event in determining whether the Fund involved should continue to hold the security in accordance with the interests of the Fund and applicable regulations of the SEC.

          It is possible that unregistered securities purchased by a Fund in reliance upon Rule 144A under the Securities Act of 1933, as amended, could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a period, uninterested in purchasing these securities.

           RISK FACTORS AND SPECIAL CONSIDERATIONS -- INDEX 500 FUND

          Traditional methods of fund investment management typically involve relatively frequent changes in a portfolio of securities on the basis of economic, financial and market analysis. Index funds such as the Index 500 Fund are not managed in this manner. Instead, with the aid of a computer program, the Advisor purchases and sells securities for the Fund in an attempt to produce investment results that substantially duplicate the performance of the common stocks included in the S&P 500 Index ("S&P 500"), taking into account redemptions, sales of additional Fund shares, and other adjustments as described below.

          The Fund does not expect to hold at any particular time all of the stocks included in the S&P 500. The Advisor believes, however, that through the application of capitalization weighing and sector balancing techniques it will be able to construct and maintain the Fund's investment portfolio so that it reasonably tracks the performance of the S&P 500. The Advisor will compare the industry sector diversification of the stocks the Fund would acquire solely on the basis of their weighted capitalizations with the industry sector diversification of all issuers included in the S&P 500. This comparison is made because the Advisor believes that, unless the Fund holds all stocks included in the S&P 500, the selection of stocks for purchase by the Fund solely on the basis of their weighted market capitalizations would tend to place heavier concentration in certain industry sectors that are dominated by the larger corporations, such as communications, automobile, oil and energy. As a result, events disproportionately affecting such industries could affect the performance of the Fund differently than the performance of the S&P 500. Conversely, if smaller companies were not purchased by the Fund, the representation of industries included in the S&P 500 that are not dominated by the most heavily market-capitalized companies would be reduced or eliminated.

          For these reasons, the Advisor will identify the sectors which are (or, except for sector balancing, would be) most underrepresented in the Fund's portfolio and will purchase balancing securities in these sectors until the portfolio's sector weightings closely match those of the S&P 500. This process continues until the portfolio is fully invested (except for cash holdings).

          Redemptions of a substantial number of shares of the Fund could reduce the number of issuers represented in the Fund's investment portfolio, which could, in turn, adversely affect the accuracy with which the Fund tracks the performance of the S&P 500.

          If an issuer drops in ranking, or is eliminated entirely from the S&P 500, the Advisor may be required to sell some or all of the common stock of such issuer then held by the Fund. Sales of portfolio securities may be made at times when, if the Advisor were not required to effect purchases and sales of portfolio securities in accordance with the S&P 500, such securities might not be sold. Such sales may result in lower prices for such securities than may been realized or in losses that may not have been incurred if the Advisor were not required to effect the purchases and sales. The failure of an issuer to declare or pay dividends, the institution against an issuer of potentially materially adverse legal proceedings, the existence or threat of defaults materially and adversely affecting an issuer's future declaration and payment of dividends, or the existence of other materially adverse credit factors will not necessarily be the basis for the disposition of portfolio securities, unless such event causes the issuer to be eliminated entirely from the S&P 500. However, although the Advisor does not intend to screen securities for investment by the Fund by traditional methods of financial and market analysis, the Advisor will monitor the Fund's investment with a view towards removing stocks of companies which exhibit extreme financial distress or which may impair for any reason the Fund's ability to achieve its investment objective.

          The Fund will invest primarily in the common stocks that constitute the S&P 500 in accordance with their relative capitalization and sector weightings as described above. It is possible, however, that the Fund will from time to time receive, as part of a "spin-off" or other corporate reorganization of an issuer included in the S&P 500, securities that are themselves outside the S&P 500. Such securities will be disposed of by the Fund in due course consistent with the Fund's investment objective.

          In addition, the Index 500 Fund may invest in Standard & Poor's Depository Receipts ("SPDRs"). SPDRs are securities that represent ownership in the SPDR Trust, a long-term unit investment trust which is intended to provide investment results that generally correspond to the price and yield performance of the S&P 500. SPDR holders are paid a "Dividend Equivalent Amount" that corresponds to the amount of cash dividends accruing to the securities in the SPDR Trust, net of certain fees and expenses charged to the Trust. Because of these fees and expenses, the dividend yield for SPDRs may be less than that of the S&P 500. SPDRs are traded on the American Stock Exchange.

          The Fund may also purchase put and call options on the S&P 500 and S&P 100 stock indices, which are traded on national securities exchanges. In addition, the Fund may enter into transactions involving futures contracts (and futures options) on these two stock indices and may purchase securities of other investment companies that are structured to seek a similar correlation to the S&P 500. These transactions are effected in an effort to have fuller exposure to price movements in the S&P 500 pending investment of purchase orders or while maintaining liquidity to meet potential shareholder redemptions. Transactions in option and stock index futures contracts may be desirable to hedge against a price movement in the S&P 500 at times when the Fund is not fully invested in stocks that are included in the S&P 500. For example, by purchasing a futures contract, the Fund may be able to reduce the potential that cash inflows will disrupt its ability to track the S&P 500, since the futures contracts may serve as a temporary substitute for stocks which may then be purchased in an orderly fashion. Similarly, because futures contracts only require a small initial margin deposit, the Fund may be able, as an effective matter, to be fully invested in the S&P 500 while keeping a cash reserve to meet potential redemptions. See Appendix B to this Statement of Additional Information.


  RISK FACTORS AND SPECIAL CONSIDERATIONS --  MICHIGAN BOND FUND AND TAX-FREE
                            INTERMEDIATE BOND FUND

          The information set forth below is derived in substantial part from the official statements prepared in connection with the issuance of Michigan municipal bonds and similar obligations and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of Michigan (the "State"). The Company has not independently verified this information.

          The State's Constitution limits the amount of total State revenues raised from taxes and other sources. State revenues (excluding federal aid and revenues for payment of principal and interest on general obligation bonds) in any fiscal year are limited to a specified percentage of State personal income in the prior calendar year or average of the prior three calendar years, whichever is greater. The percentage is based upon the ratio of the 1978-79 fiscal year revenues to total 1977 State personal income. If any fiscal year revenues exceed the revenue limitation by 1%, the entire amount exceeding the limitation must be rebated in the following fiscal year's personal income tax or single business tax. Annual excesses of less than 1% may be transferred into the State's Budget Stabilization Fund. The State may raise taxes in excess of the limit in emergency situations.

          The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short and long-term debt for the purpose of making loans to school districts and long-term debt for voter approved purposes. The State's Constitution also directs or restricts the use of certain revenues.

          The State finances its operations through the State's General Fund and special revenue funds. The General Fund receives revenues of the State that are not specifically required to be included in the special revenue funds. General Fund revenues are obtained approximately 59% from the payment of State taxes and 41% from federal and non-tax revenue sources. Tax revenues credited to the General Fund include the personal income tax, the single business tax and approximately 15% of the sales tax collections.

          Expenditures are not permitted by the State Constitution to exceed available revenues. The State Constitution requires that the Governor, with the approval of the appropriating committees of the State House and Senate, reduce expenditures whenever it appears that the actual revenues will be less than the originally projected revenues upon which the budget was based.

          In 1994, a ballot proposal ("Proposal A") to implement extensive property tax and school finance reform measures was subject to voter approval and in fact approved on March 15, 1994. Under Proposal A as approved, effective May 1, 1994, the State sales and use tax increased from 4% to 6%, the State income tax decreased from 4.6% to 4.4%, the cigarette tax increased from $.25 to $.75 per pack, and an additional tax of 16% of the wholesale price is imposed on certain other tobacco products. As of January 1, 1995, a 0.75% real estate transfer tax also became effective. In 1994, a State education property tax of 6 mills was imposed on all real property and personal property currently subject to the general property tax. In addition, all school boards can now, with voter approval, levy up to the lesser of 18 mills or the number of mills levied in 1993 for school operating purposes, on non-homestead property. Proposal A contained additional provisions regarding the ability of local school districts to levy taxes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation. When property is subsequently sold, its assessed value is adjusted equal to 50% of true cash value. Under Proposal A, much of the additional revenue generated by these taxes is dedicated to the State School Aid Fund.

          Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

          The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, social services, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding.


          The principal sectors of Michigan's diversified economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. The health of the State's economy, and in particular its durable goods manufacturing industry, is susceptible to a long-term increase in the cost of energy and energy related products. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing. In 1960, employment in such industry accounted for 33% of the State's work force. By 1994, this figure had fallen to 17%. However, manufacturing (including auto-related manufacturing) continues to be an important part of the State's economy. The particular industries are highly cyclical and in the period 1996-1997 are expected to operate at somewhat less than full capacity, but at higher levels than in the immediate prior years. This factor can usually adversely affect the revenue streams of the State and its political subdivisions because it adversely impacts tax sources, particularly sales, income taxes and single business taxes.

          As of the date of this Statement of Additional Information, the State's general obligation bonds are rated "AA" by Moody's and "AA" by Fitch. To the extent that either the Michigan Bond Fund or the Tax-Free Intermediate Bond Fund is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan itself, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

                            INVESTMENT LIMITATIONS

          Each Fund is subject to the investment limitations enumerated in this section which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund's outstanding shares (as defined under "Miscellaneous - Shareholder Approvals").

No Fund of the Trust may:


     1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the Fund's total assets (taken at current value) would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund or the Trust, except that (a) with respect to each Fund, other than the Michigan Bond Fund and the Tax-Free Intermediate Bond Fund, up to 25% of the value of the Fund's total assets (taken at current value) may be invested without regard to these limitations and (b) with respect to the Michigan Bond Fund and the Tax-Free Intermediate Bond Fund, up to 50% of the value of the Fund's total assets may be invested without regard to these limitations so long as no more than 25% of the value of the Fund's total assets are invested in the securities of any one issuer. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security is not deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Fund, does not exceed 10% of the value of the Fund's total assets.

     2. Borrow money or issue senior securities except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to one-third of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund's total assets at the time of such borrowing. No Fund will purchase securities while its aggregate borrowings (including reverse repurchase agreements and borrowing from banks) in excess of 5% of its total assets are outstanding. Securities held in escrow or separate accounts in connection with a Fund's investment practices are not deemed to be pledged for purposes of this limitation.

     3. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments that are issued (as defined in Investment Limitation No. 1 above) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, (ii) with respect to the Money Market Funds only, instruments issued by domestic branches of U.S. banks and (iii) repurchase agreements secured by the instruments described in clauses (i) and, with respect to the Money Market Funds,
          (ii); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     4. Purchase or sell real estate, except that each Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

     5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

     6. Act as an underwriter of securities within the meaning of the Securities Act of 1933, as amended, except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

     7. Write or sell put options, call options, straddles, spreads, or any combination thereof except for transactions in options on securities, securities indices, futures contracts, options on futures contracts and transactions in securities on a when-issued or forward commitment basis, and except that each Equity and Bond Fund may enter into forward currency contracts in accordance with its investment objectives and policies. Notwithstanding the above, the Tax-Free Intermediate Bond Fund may not write or purchase options, including puts, calls, straddles, spreads, or any combination thereof.

     8. Purchase securities of companies for the purpose of exercising control.

     9. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Fund's transactions in futures contracts and related options, a Fund's sale of securities short against the box or a Fund's transactions in securities on a when-issued or forward commitment basis, and (b) a Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

     10. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that each Fund may, to the extent appropriate to its investment policies, purchase publicly traded securities of companies engaging in whole or in part in such activities, may enter into futures contracts and related options, and may engage in transactions in securities on a when-issued or forward commitment basis, and except that each Equity and Bond Fund may enter into forward currency contracts in accordance with its investment objectives and policies.

     11. Make loans, except that each Fund may purchase and hold debt instruments (whether such instruments are part of a public offering or privately negotiated), may enter into repurchase agreements and may lend portfolio securities in accordance with its investment objective and policies.

     In addition, the Tax-Free Intermediate Bond Fund may not:

     1. Purchase or retain securities of any issuer if the officers or trustees of the Trust or its Advisor own beneficially more than one-half of 1% of the securities of such issuer together own beneficially more than 5% of such securities.

     2. Invest more than 10% of its total assets in the securities of issuers which together with any predecessors have a record of less than three years continuous operation.

     3. Participate on a joint or joint and several basis in any securities trading account.


     No Fund of the Company may:

     1. Invest more than 25% of its total assets in any one industry (securities issued or guaranteed by the United States Government, its agencies or instrumentalities are not considered to represent industries) (except that the Real Estate Fund will invest more than 25% of its assets in securities of issuers in the real estate industry);

     2. (For each Fund except the International Bond Fund) with respect to 75% of the Fund's assets, invest more than 5% of the Fund's assets (taken at a market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;

     3. Borrow money or issue senior securities (as defined in the 1940 Act) except that the Funds may borrow (i) for temporary purposes in amounts not exceeding 5% of its total assets and (ii) to meet redemption requests, in amounts (when aggregated with amounts borrowed under clause (i)) not exceeding 33 1/3% of its total assets;

     4. Pledge, mortgage or hypothecate its assets other than to secure borrowings permitted by restriction 3 above (collateral arrangements with respect to margin requirements for options and futures transactions are not deemed to be pledges or hypothecations for this purpose);

     5. Make loans of securities to other persons in excess of 25% of a Fund's total assets and 33 1/3% of the Money Market Fund's total assets; provided the Funds may invest without limitation in short-term debt obligations (including repurchase agreements) and publicly distributed debt obligations;

     6. Underwrite securities of other issuers, except insofar as a Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities;

     7. (For each Fund except the Real Estate Fund) purchase or sell real estate or any interest therein, including interests in real estate limited partnerships, except securities issued by companies (including real estate investment trusts) that invest in real estate or interests therein. The Real Estate Fund may not buy or sell real estate; however, this prohibition does not apply to the purchase or sale of
          (i) securities which are secured by real estate, (ii) securities representing interests in real estate, (iii) securities of companies operating in the real estate industry including real estate investment trusts, and (iv) the holding and sale of real estate acquired as a result of the ownership of securities.

     8. Purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities, but the Funds (with the exception of the Money Market Fund) may make margin deposits in connection with transactions in options, futures and options on futures;

     9.   Make investments for the purpose of exercising control or management;
          or


     10. Invest in commodities or commodity futures contracts, provided that this limitation shall not prohibit the purchase or sale by the Mid-Cap, Multi-Season, Real Estate, Value and International Bond Funds of forward foreign currency exchange contracts, financial futures contracts and options on financial futures contracts, and options on securities and on securities, foreign currencies and on securities indices, as permitted by each Fund's prospectus.


     Additional investment restrictions adopted by each Fund of the Company, which may be changed by the Board of Directors, provide that a Fund may not:

     1. Invest more than 15% of its net assets (10% of net assets for the Money Market Fund) (taken at market value at the time of purchase) in securities which cannot be readily resold because of legal or contractual restrictions and (in the case of International Bond Fund only) which are not otherwise marketable;

     2. (For each Fund except the International Bond Fund) own more than 10% (taken at market value at the time of purchase) of the outstanding voting securities of any single issuer;

     3. Purchase or sell interests in oil, gas or other mineral exploration or development plans or leases;


     4. Invest in warrants if at the time of acquisition more than 5% of its total assets, taken at market value at the time of purchase, would be invested in warrants, and if at the time of acquisition more than 2% of its total assets, taken at market value at the time of purchase, would be invested in warrants not traded on the New York Stock Exchange or American Stock Exchange. For purposes of this restriction, warrants acquired by a Fund in units or attached to securities may be deemed to be without value;

     5. Invest more than 5% of its total assets in securities of issuers which together with any predecessors have a record of less than three years of continuous operation. This restriction shall not apply with respect to securities issued by a special purpose funding vehicle for a company with a record of at least three years of continuous operation, or to real estate investment trusts the sponsor of which has a record of at least three years of continuous operation;

     6. Invest in other investment companies except as permitted under the 1940 Act.

     In addition, the International Bond Fund may not with respect to 50% of the Fund's assets, invest more than 5% of the Fund's assets (taken at a market value at the time of purchase) in the outstanding securities of any single issuer or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities, at the close of each quarter of its taxable year.

     If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's investments will not constitute a violation of such limitation, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act (currently three days). Otherwise, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund's assets.

     In order to permit the sale of shares in certain states, the Trust and the Company may make commitments more restrictive than the investment policies and limitations described above. The Trust has committed to the State Securities Board of the State of Texas that (i) each Fund's investments in warrants, valued at the lower of cost or market, will not exceed 5% of the value of such Fund's net assets (included within that amount, but not to exceed 2% of the value of such Fund's net assets, may be warrants which are not listed on the New York or the American Stock Exchanges, provided that warrants acquired by such Fund in units or attached to securities may be deemed to be without value for purposes of this commitment); and (ii) the Funds will not engage in arbitrage transactions. Should the Trust determine that these commitments are no longer in the best interests of the Trust, it will revoke the commitment by terminating sales of its shares in Texas.

                       TRUSTEES, DIRECTORS AND OFFICERS

     The trustees, directors and executive officers of the Trust and the Company, and their business addresses and principal occupations during the past five years, are:

                                            Positions                     Principal Occupation
Name, Address and Age                 With Trust and Company             During Past Five Years
---------------------                 ----------------------             ----------------------


Charles W. Elliott/1/                 Chairman of the Board of           Senior Advisor to the President - Western
3338 Bronson Boulevard                Trustees and Directors             Michigan University since July 1995;
Kalamazoo, MI  49008                                                     Executive Vice President -
Age:  64                                                                 Administration & Chief Financial Officer,
                                                                         Kellogg Company from January 1987 through
                                                                         June 1995; before that Price Waterhouse.
                                                                         Board of Directors, Steelcase Financial
                                                                         Corporation

John Rakolta, Jr.                     Trustee, Director and Vice         Chairman, Walbridge Aldinger
1876 Rathmor                          Chairman of the Boards of          Company
Bloomfield Hills, MI 48304            Trustees and Directors
Age:  49

Thomas B. Bender                      Trustee and Director               Investment Advisor, Financial &
7 Wood Ridge Road                                                        Investment Management Group
Glen Arbor, MI 49636                                                     (since April, 1991); Vice President
Age:  63                                                                 Institutional Sales, Kidder, Peabody & Co.
                                                                         (Retired April, 1991).

David J. Brophy                       Trustee and Director               Professor, University of Michigan;
1025 Martin Place                                                        Director, River Place Financial
Ann Arbor, MI 48104                                                      Corp.; Trustee, Renaissance Assets
Age:  60                                                                 Trust.

----------------------------
/1/Trustee/Director is an "interested person" of the Trust or the Company as defined in the 1940 Act.



                                            Positions                     Principal Occupation
Name, Address and Age                 With Trust and Company             During Past Five Years
---------------------                 ----------------------             ----------------------
Dr. Joseph E. Champagne               Trustee and Director               Corporate and Executive Consultant since
319 Snell Road                                                           September 1995; prior to that Chancellor,
Rochester, MI  48306                                                     Lamar University from September 1994
Age:  56                                                                 until September 1995; before that
                                                                         Consultant to Management, Lamar University;
                                                                         President and Chief Executive Officer, Crittenton
                                                                         Corporation, Crittenton Development Corporation
                                                                         until August 1993; before that President, Oakland
                                                                         University of Rochester, MI, until August 1991;
                                                                         Member, Board of Directors, Ross Operating Valve of
                                                                         Troy, MI.

Thomas D. Eckert                      Trustee and Director               President and COO, Mid-Atlantic
10726 Falls Pointe Drive                                                 Group of Pulte Home Corporation
Great Falls, VA 22066
Age:  49

Jack L. Otto                          Trustee and Director               Retired; Director of Standard Federal Bank;
6532 W. Beech Tree Road                                                  Executive Director, McGregor Fund (a private
Glen Arbor, MI 49636                                                     philanthropic foundation) 1981-1985;
Age:  70                                                                 Managing Partner, Detroit office of Ernst
                                                                         & Young, until 1981.

Arthur DeRoy Rodecker                 Trustee and Director               President, Rodecker & Company,
4000 Town Center                                                         Investment Brokers, Inc. since November
Suite 101                                                                1976; President, RAC Advisors, Inc.,
Southfield, MI 48075                                                     Registered Investment Advisors since
Age:  68                                                                 February 1979, President and Trustee,
                                                                         Helen L. DeRoy Foundation, a charitable
                                                                         foundation; Vice President and Trustee,
                                                                         DeRoy Testamentary Foundation, a
                                                                         charitable foundation, Trustee, Providence
                                                                         Hospital Foundation.

Lee P. Munder                         President                          President and CEO of the Advisor; Chief
480 Pierce Street                                                        Executive Officer and President of Old
Suite 300                                                                MCM; Chief Executive Officer of World
Birmingham, MI 48009                                                     Asset Management; and Director, LPM
Age:  50                                                                 Investment Services, Inc. ("LPM").



                                           Positions                      Principal Occupation
Name, Address and Age                 With Trust and Company             During Past Five Years
---------------------                 ----------------------             ----------------------

Terry H. Gardner                      Vice President,                    Vice President and Chief Financial
480 Pierce Street                     Chief Financial Officer            Officer of the Advisor and World Asset
Suite 300                             and Treasurer                      Management; Vice President and Chief
Birmingham, MI 48009                                                     Financial Officer of Old MCM; Audit
Age:  35                                                                 Manager of Arthur Andersen & Co. (1991
                                                                         to February 1993); Secretary of LPM.

Paul Tobias                           Vice President                     Executive Vice President and Chief
480 Pierce Street                                                        Operating Officer of the
Suite 300                                                                Advisor (since April 1995) and
Birmingham, MI 48009                                                     Executive Vice President of
Age:  43                                                                 Comerica, Inc.

Gerald Seizert                        Vice President                     Executive Vice President and Chief
480 Pierce Street                                                        Investment Officer/Equities of the
Suite 300                                                                Advisor (since April 1995);
Birmingham, MI 48009                                                     Managing Director (1991-1995),
Age:  44                                                                 Director (1992-1995) and Vice President
                                                                         (1984-1991) of Loomis, Sayles and Company, L.P.

Elyse G. Essick                       Vice President                     Vice President and Director of
480 Pierce Street                                                        Marketing for the Advisor;
Suite 300                                                                Vice President and Director of
Birmingham, MI 48009                                                     Client Services of Old MCM
Age:  37                                                                 (August 1988 to December 1994).

James C. Robinson                     Vice President                     Vice President and Chief Investment
480 Pierce Street                                                        Officer/Fixed Income for the Advisor;
Suite 300                                                                Vice President and Director of Fixed
Birmingham, MI 48009                                                     Income of Old MCM (1987-1994).
Age:  34

Leonard J. Barr, II                   Vice President                     Vice President and Director of Core
480 Pierce Street                                                        Equity Research of the Advisor;
Suite 300                                                                Director and Senior Vice President
Birmingham, MI 48009                                                     of Old MCM (since 1988);
Age:  51                                                                 Director of LPM.

Ann F. Putallaz                       Vice President                     Vice President and Director of
480 Pierce Street                                                        Fiduciary Services of the Advisor
Suite 300                                                                (since January 1995); Director of
Birmingham, MI 48009                                                     Client and Marketing Services of
Age:  50                                                                 Woodbridge.



                                           Positions                      Principal Occupation
Name, Address and Age                 With Trust and Company             During Past Five Years
---------------------                 ----------------------             ----------------------

Richard H. Rose                       Assistant Treasurer                Senior Vice President, First Data
First Data Investor Services                                             Investor Services Group, Inc.
  Group, Inc.                                                            (since May 6, 1994).  Formerly,
One Exchange Place                                                       Senior Vice President, The Boston
8th Floor                                                                Company Advisors, Inc. since
Boston, MA 02109                                                         November 1989.
Age:  41

Lisa A. Rosen                         Secretary, Assistant               General Counsel of the Advisor since
480 Pierce Street                     Treasurer                          May, 1996; Formerly, Counsel, First Data
Suite 300                                                                Investor Services Group, Inc.; Assistant
Birmingham, MI 48009                                                     Vice President and Counsel with The Boston
Age:  29                                                                 Company Advisors, Inc; Associate
                                                                         with Hutchins, Wheeler & Dittmar.

Teresa M.R. Hamlin                    Assistant Secretary                Counsel, First Data Investor Services
First Data Investor Services                                             Group, Inc. Formerly Paralegal Manager,
  Group, Inc.                                                            The Boston Company Advisors, Inc.
One Exchange Place
8th Floor
Boston, MA 02109
Age:  32

          Trustees of the Trust and Directors of the Company receive an aggregate fee from the Trust, the Company and St. Clair Funds, Inc. ("St. Clair") comprised of an annual retainer fee, and a fee for each Board meeting attended; and are reimbursed for all out-of-pocket expenses relating to attendance at meetings.

          The following table summarizes the compensation paid by the Trust and the Company to the Trustees of the Trust and Directors of the Company and St. Clair for the fiscal year ended June 30, 1996.


                        Aggregate Com-      Pension       Estimated
                        pensation from     Retirement       Annual
                          the Trust,    Benefits Accrued   Benefits      Total
Name of Person           the Company       as Part of        upon       from the
   Position             and St. Clair    Fund Expenses    Retirement  Fund Complex
--------------          --------------  ----------------  ----------  ------------

Charles W. Elliott        $14,000.00         None            None      $14,000.00
Chairman

John Rakolta, Jr.         $14,000.00         None            None      $14,000.00
Vice Chairman

Thomas B. Bender          $14,000.00         None            None      $14,000.00
Trustee and Director

                           Aggregate Com-      Pension       Estimated
                           pensation from     Retirement       Annual
                             the Trust,    Benefits Accrued   Benefits      Total
Name of Person              the Company       as Part of        upon       from the
   Position                and St. Clair    Fund Expenses    Retirement  Fund Complex
--------------             --------------  ----------------  ----------  ------------

David J. Brophy              $14,000.00          None           None      $14,000.00
Trustee and Director

Dr. Joseph E. Champagne      $14,000.00          None           None      $14,000.00
Trustee and Director

Thomas D. Eckert             $14,000.00          None           None      $14,000.00
Trustee and Director

Jack L. Otto                 $14,000.00          None           None      $14,000.00
Trustee and Director

Arthur DeRoy Rodecker        $14,000.00          None           None      $14,000.00
Trustee and Director

          No officer, director or employee of the Advisor, Comerica Incorporated ("Comerica"), the Distributor, the Administrator or the Transfer Agent currently receives any compensation from the Trust or the Company. As of October 1, 1996, the Trustees and officers of the Trust as a group, owned less than 1% of the outstanding shares of any Fund of the Trust and as a group, the Directors and Officers of the Company owned less than 1% of the outstanding shares of any Fund of the Company.

          As of October 1, 1996, the Directors and officers of the Company, as a group, owned 29,675.31 Class Y Shares of Multi-Season Growth Fund, 16,234.01 Class Y Shares of Value Fund, 44,641.36 Class Y Shares of Tax-Free Money Market Fund, 3,620.69 Class Y Shares of Money Market Fund, 1,400.56 Class Y Shares of International Equity Fund, 10,964.20 Class Y Shares of Real Estate Equity Investment Fund, 9,483.16 Class Y Shares of Small Company Growth Fund, 3,641.40 Class Y Shares of Accelerating Growth Fund and 585.38 Class Y Shares of Mid-Cap Growth Fund, which represented less than 1% of the outstanding Class Y Shares of those Funds.

          Lee P. Munder and Terry H. Gardner are administrators of a pension plan for employees of Munder Capital Management, which as of October 1, 1996 owned 77,82 Class Y Shares of Multi-Season Growth Fund and 151,859.51 Class Y Shares of Money Market Fund, which represented less than 1% of the outstanding Class Y Shares of each of those Funds. As of the same date, such pension plan owned 22,989 Class A Shares of Value Fund, 11,380 Class A Shares of International Equity Fund, 20,000 Class Y Shares of Real Estate Equity Investment Fund, 7,550 Class A Shares of Bond Fund, 10,135 Class A Shares of Small Company Growth Fund, 12,682 Class A Shares of Accelerating Growth Fund, 16,122 Class A Shares of Mid-Cap Growth Fund and 31,399.02 Class Y Shares of Bond Fund, which represented 36.638%, 3.650%, 1.153%, 8.683%, 4.343%, 3.380%,
90.507% and 36.113%, respectively, of the outstanding Class Y and Class A Shares, as applicable, of those Funds.

          Munder Capital Management and affiliates of Munder Capital Management, through common ownership, owned beneficially 10,406.77 Class Y Shares of the Multi-Season Growth Fund, 2,628,139.35 Class Y Shares of the Money Market Fund and 1,201.27 Class Y Shares of Small Company Growth Fund, which represented 0.119%, 1.351% and 0.023% of the outstanding Class Y Shares of those Funds, respectively.

          The Trust and the Company will not employ Rodecker & Company, Investment Brokers, Inc. to effect brokerage transactions for the Funds.


          SHAREHOLDER AND TRUSTEE LIABILITY. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust's Declaration of Trust, as amended, provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder. The Declaration of Trust, as amended, provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason. The Declaration of Trust, as amended, also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

          The Declaration of Trust, as amended, further provides that all persons having any claim against the Trustees or the Trust shall look solely to the trust property for payment; that no Trustee of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his own bad faith, willful misfeasance, gross negligence or reckless disregard of his duties as a trustee. With the exception stated, the Declaration of Trust, as amended, provides that a Trustee is entitled to be indemnified against all liabilities and expenses reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of being or having been a Trustee, and that the Trustees will indemnify officers, representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification.

               INVESTMENT ADVISORY AND OTHER SERVICE ARRANGEMENTS

          INVESTMENT ADVISOR. The Advisor of each Fund is Munder Capital Management, a Delaware general partnership. The Advisor replaced Woodbridge Capital Management, Inc. ("Woodbridge") as investment advisor to the investment portfolios of the Trust and replaced Munder Capital Management, Inc. as investment advisor to the investment portfolios of the Company on January 31, 1995, upon the closing of an agreement (the "Joint Venture Agreement") among Old MCM, Inc., Comerica, Woodbridge and WAM, pursuant to which Old MCM, Inc. contributed its investment advisory business and Comerica contributed the investment advisory businesses of its indirect subsidiaries, Woodbridge and World Asset Management, to the Advisor. The general partners of the Advisor are Woodbridge, WAM, Old MCM, and Munder Group, LLC. Woodbridge and WAM are wholly-owned subsidiaries of Comerica Bank -- Ann Arbor, which in turn is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company.


          New Investment Advisory Agreements ("Advisory Agreements") between the Advisor and the Trust on behalf of each investment portfolio of the Trust were approved by the Board of Trustees of the Trust on November 23, 1994 and by the shareholders of those funds at a meeting on March 29, 1995. Advisory Agreements between the Advisor and the Company on behalf of the Multi-Season Fund, Real Estate Fund and

Money Market Fund were approved by the Board of Directors of the Company on November 9, 1994 and by the shareholders of those Funds at a meeting on February 24, 1995. The Advisory Agreements for the Mid-Cap Growth and Value Funds were approved by the Board of Directors on July 31, 1995 and by shareholders on August 14, 1995. The Advisory Agreement for the International Bond Fund was approved by the Board of Directors on May 6, 1996 and by the shareholders on October 1, 1996. The Advisory Agreements for the Equity Selection Fund, Micro-Cap Equity Fund and Small-Cap Value Fund were approved by the Board of Directors on August 6, 1996 and by the shareholders of each Fund on October 28, 1996. Under the terms of the Advisory Agreements, the Advisor furnishes continuing investment supervision to the Funds and is responsible for the management of the Funds' portfolios. The responsibility for making decisions to buy, sell or hold a particular security rests with the Advisor, subject to review by the Trust's and the Company's Boards of Trustees and Directors.

          The Company's Advisory Agreements will continue in effect for a period of two years from their effective dates. The Trust's Advisory Agreement was approved for an initial period from January 1, 1995 to July 31, 1995. On July 31, 1995, the continuance of the Trust's Advisory Agreement was approved and an amendment to the Trust's Advisory Agreement was approved whereby the Advisor reduced the annual investment advisory fees payable by certain portfolios of the Trust effective October 28, 1995. If not sooner terminated, each Advisory Agreement will continue in effect for successive one year periods thereafter, provided that each continuance is specifically approved annually by (a) the vote of a majority of the Board of Trustees/Directors who are not parties to the Advisory Agreement or interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on approval, and (b) either
(i) the vote of a majority of the outstanding voting securities of the affected Fund, or (ii) the vote of a majority of the Board of Trustees/Directors. Each Advisory Agreement is terminable with respect to a Fund by vote of the Board of Trustees/Directors, or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days' written notice to the Advisor. The Advisor may also terminate its advisory relationship with respect to a Fund without penalty on 90 days' written notice to the Trust or the Company, as applicable. Each Advisory Agreement terminates automatically in the event of its assignment (as defined in the 1940 Act).

          For its services, the Advisor earns a monthly fee as set forth below. Advisory fees for each Fund are reflected in the following paragraphs.

          For the advisory services provided and expenses assumed by it, the Advisor has agreed to a fee from each Fund, computed daily and payable monthly on a separate Fund-by-Fund basis, at an annual rate of 1.00% of the first $500 million of average daily net assets and .75% of net assets in excess of $500 million of the Multi-Season Fund; 1.00% of average daily net assets of the Micro-Cap Equity Fund; .75% of average daily net assets of each of the Accelerating Growth Fund, Equity Selection Fund, Growth & Income Fund, International Equity Fund, Small-Cap Value Fund and Small Company Growth Fund;
 .74% of average daily net assets of each of the Mid-Cap Fund, Real Estate Fund and the Value Fund; .65% of average daily net assets of the Balanced Fund; 50% of average daily net assets of each of the Bond Fund, Intermediate Bond Fund, International Bond Fund, U.S. Government Income Fund, Michigan Bond Fund, Tax-Free Bond Fund and Tax-Free Intermediate Bond Fund; .40% of average daily net assets of the Money Market Fund; .35% of average daily net assets of each of the Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund; and .20% of the first $250 million of average daily net assets, .12% of the next $250 million of net assets and .07% of average daily net assets in excess of $500 million of the Index 500 Fund. The Advisor expects to receive, after waivers, an advisory fee at the annual rate of .07% and .75% of the average daily net assets of the Index 500 Fund and the Multi-Season Fund, respectively, during the Trust's and the Company's current fiscal year. The Advisor expects to voluntarily reimburse expenses during the

Trust's and the Company's current fiscal year with respect to the Index 500, Mid-Cap, Real Estate and Value Funds. The Advisor may discontinue such fee waivers and/or expense reimbursements at anytime, in its sole discretion.

          For the period February 1, 1995 through February 28, 1995, the Advisor received fees, after waivers, of: $144,906 - Accelerating Growth Fund, $22,937-Balanced Fund, $0 - Growth & Income Fund, $5,407 - Index 500 Fund, $75,502 - International Equity Fund, $68,046 - Small Company Growth Fund, $67,126 - Bond Fund, $172,014 - Intermediate Bond Fund, $67,252 - U.S. Government Income Fund, $0 - Michigan Bond Fund, $96,599 - Tax-Free Bond Fund, $137,594 - Tax-Free Intermediate Bond Fund, $246,455 - Cash Investment Fund, $62,910 - Tax-Free Money Market Fund and $83,125 - U.S. Treasury Money Market Fund.

          Net fees accrued to Old MCM, Inc., the Company's former investment advisor, for services provided pursuant to the former advisory agreements (which provided for the same fee rates as the Advisory Agreements) for the year ended December 31, 1994 (and for the Real Estate Fund for the period from commencement of operations to December 31, 1994) were $555,273 for the Multi-Season Fund, $3,166 for the Real Estate Fund and $620,204 for the Money Market Fund. For such periods, the Advisor voluntarily reimbursed expenses for the Multi-Season, Real Estate and Money Market Funds in the following amounts of $285,571, $68,336 and $218,109, respectively.

          For the period March 1, 1995 through June 30, 1995, the Advisor received fees after waivers of: $659,256 - Accelerating Growth Fund, $103,145 - Balanced Fund, $243,681 - Growth & Income Fund, $27,024 - Index 500 Fund, $357,460 - International Equity Fund, $316,025 - Small Company Growth Fund, $300,222 - Bond Fund, $767,122 - Intermediate Bond Fund, $304,666 - U.S.
Government Income Fund, $0 - Michigan Bond Fund, $410,093 - Tax-Free Bond Fund, $593,601 - Tax-Free Intermediate Bond Fund, $1,144,037 - Cash Investment Fund, $273,285 - Tax-Free Money Market Fund and $373,285 - U.S. Treasury Money Market Fund.

          For the period from January 1, 1995 through June 30, 1995, the Advisor received fees after waivers of $272,521 for the Multi-Season Fund, $0 for the Real Estate Fund and $431,213 for the Money Market Fund. For such period, the Advisor voluntarily reimbursed expenses for the Multi-Season and Real Estate Funds, in the following amounts of $34,525 and $141,161, respectively.

          For the period from July 1, 1995 through October 27, 1995, the Advisor received fees after waivers of $709,799 for the Accelerating Growth Fund, $107,536 for the Balanced Fund, $364,938 for the Growth & Income Fund, $31,087 for the Index 500 Fund, $379,355 for the International Equity Fund, $17,380 for the Mid-Cap Fund, $358,622 for the Small Company Growth Fund, $31,762 for the Value Fund, $300,502 for the Bond Fund, $771,815 for the Intermediate Bond Fund, $290,956 for the U.S. Government Fund, $0 for the Michigan Bond Fund, $367,467 for the Tax-Free Bond Fund, $572,916 for the Tax-Free Intermediate Fund, $1,159,247 for the Cash Investment Fund, $266,552 for the Tax-Free Money Market Fund and $341,421 for the U.S. Treasury Money Market Fund.

          For the period from October 28, 1995 through June 30, 1996, the Advisor received fees after waivers of $1,411,737 for the Accelerating Growth Fund, $246,967 for the Balanced Fund, $970,328 for the Growth & Income Fund, $72,265 for the Index 500 Fund, $946,880 for the International Equity Fund, $920,847 for the Small Company Growth Fund, $537,663 for the Bond Fund, $1,809,598 for the Intermediate Bond Fund, $661,896 for the U.S. Government Fund, $0.00 for the Michigan Bond Fund, $709,274 for the Tax-Free Bond Fund, $1,185,441 for the Tax-Free Intermediate Fund, $2,478,073 for the Cash Investment Fund, $660,687 for the Money Market Fund, $610,215 for the Tax-Free Money Market Fund and $823,717 for the U.S. Treasury Money Market Fund.

          For the fiscal year ended June 30, 1996 (and for the period from commencement of operations to June 30, 1996 for the Mid-Cap and Value Funds) the Advisor received fees after waivers, if any, of $2,275,469 for the Multi-Season Fund, $114,330 for the Real Estate Fund, $1,025,924 for the Money Market Fund, $113,145 for the Mid-Cap Fund and $189,909 for the Value Fund.

          For the fiscal year ended June 30, 1996 the Advisor voluntarily reimbursed expenses for the Real Estate Fund, Mid-Cap Fund, Value Fund and Index 500 Fund, in the amounts of $34,671, $24,500, $70,016 and $21,376, respectively.

          The Equity Selection, Micro-Cap Equity and Small-Cap Value Funds had not commenced operations as of the date of this Statement of Additional Information. The International Bond Fund did not commence operations until October 2, 1996.

          If the total expenses borne by any Fund in any fiscal year exceed the expense limitations imposed by applicable state securities regulations, the Advisor, Administrator, Custodian and Transfer Agent will bear the amount of such excess to the extent required by such regulations in proportion to the fees otherwise payable to them with respect to such Fund for such year. Such amount borne will be limited to the amount of the fees paid to them for the applicable period with respect to the Fund involved.

          DISTRIBUTION AGREEMENTS. The Trust and the Company have entered into distribution agreements, under which the Distributor, as agent, sells shares of each Fund on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the purchase of shares of each Fund, although it is not obligated to sell any particular amount of shares. The Distributor pays the cost of printing and distributing prospectuses to persons who are not holders of shares of the Funds (excluding preparation and printing expenses necessary for the continued registration of the shares) and of printing and distributing all sales literature. The Distributor's principal offices are located at 60 State Street, Boston, Massachusetts 02109.

          DISTRIBUTION SERVICES ARRANGEMENTS - CLASS A, CLASS B AND CLASS C SHARES. Each Fund has adopted a Service and Distribution Plan with respect to its Class A Shares pursuant to which it uses its assets to finance activities relating to the provision of certain shareholder services. Under the Service and Distribution Plans for Class A Shares, the Distributor is paid an annual service fee at the rate of up to 0.25% of the value of average daily net assets of the Class A Shares of each Fund. Each Fund has also adopted a Service and Distribution Plan with respect to its Class B and Class C Shares, pursuant to which it uses its assets to finance activities relating to the distribution of its shares to investors and provision of certain shareholder services. Under the Service and Distribution Plans for Class B and Class C Shares, the Distributor is paid an annual service fee of up to 0.25% of the value of average daily net assets of the Class B and Class C Shares of each Fund and an annual distribution fee at the rate of up to 0.75% of the value of average daily net assets of the Class B and Class C Shares of each Fund.

          Under the terms of the Service and Distribution Plans (collectively, the "Plans"), each Plan continues from year to year, provided such continuance is approved annually by vote of the Board of Trustees/Directors, including a majority of the Board of Trustees/Directors who are not interested persons of the Trust or the Company, as applicable, and who have no direct or indirect financial interest in the operation of that Plan (the "Non-Interested Plan Directors"). The Plans may not be amended to increase the amount to be spent for the services provided by the Distributor without shareholder approval, and all amendments of the Plans also must be approved by the Trustees/Directors in the manner described above. Each Plan may be terminated at any time, without penalty, by vote of a majority of the Non-Interested Plan Directors or by a vote of a majority of the outstanding voting securities of the relevant class of the respective Fund (as defined in the 1940 Act) on not more than 30 days' written notice to any other party to the Plan. Pursuant to each Plan, the Distributor will provide the Boards of Trustees and Directors periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made. The Trustees/Directors have determined that the Plans will benefit the Trust, the Company and their respective shareholders by (i) providing an incentive for broker or bank personnel to provide continuous shareholder servicing after the time of sale; (ii) retention of existing accounts; (iii) facilitating portfolio management flexibility through continued cash flow into the Funds; and (iv) maintaining a competitive sales structure in the mutual fund industry.

          With respect to Class B and Class C Shares of each Fund, the Distributor expects to pay sales commissions to dealers authorized to sell a Fund's Class B and Class C Shares at the time of sale. The Distributor will use its own funds (which may be borrowed) to pay such commissions pending reimbursement by the relevant Service and Distribution Plan. In addition, the Advisor may use its own resources to make payments to the Distributor or dealers authorized to sell the Funds' shares to support their sales efforts.

          SHAREHOLDER SERVICING ARRANGEMENTS - CLASS K SHARES. As stated in each Fund's Prospectus, Class K Shares are sold to investors through institutions which enter into Shareholder Servicing Agreements with the Trust or the Company to provide support services to their Customers who beneficially own Class K Shares in consideration of the Funds' payment of not more than .25% (on an annualized basis) of the average daily net asset value of the Class K Shares beneficially owned by the Customers.

          Services provided by institutions under their service agreements may include: (i) aggregating and processing purchase and redemption requests for Class K Shares from Customers and placing net purchase and redemption orders with the Distributor; (ii) providing Customers with a service that invests the assets of their accounts in Class K Shares pursuant to specific or pre-authorized instructions; (iii) processing dividend payments on behalf of Customers; (iv) providing information periodically to Customers showing their positions in Class K Shares; (v) arranging for bank wires; (vi) responding to Customer inquiries relating to the services performed by the institutions; (vii) providing subaccounting with respect to Class K Shares beneficially owned by Customers or the information necessary for subaccounting; (viii) if required by law, forwarding shareholder communications from the Trust or the Company (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to Customers; (ix) forwarding to Customers proxy statements and proxies containing any proposals regarding the Trust's arrangements with institutions; and (x) providing such other similar services as the Trust or the Company may reasonably request to the extent the institutions are permitted to do so under applicable statutes, rules and regulations.

          Pursuant to the Trust's and the Company's agreements with such institutions, the Boards of Trustees and Directors will review, at least quarterly, a written report of the amounts expended under the Trust's and the Company's agreements with Institutions and the purposes for which the expenditures were made. In addition, the arrangements with Institutions must be approved annually by a majority of the Boards of Trustees and Directors, including a majority of the Trustees/Directors who are not "interested persons" as defined in the 1940 Act, and have no direct or indirect financial interest in such arrangements.

          The Boards of Trustees and Directors have approved the arrangements with Institutions based on information provided by the service contractors that there is a reasonable likelihood that the arrangements will benefit the Funds and their shareholders by affording the Funds greater flexibility in connection with the servicing of the accounts of the beneficial owners of their shares in an efficient manner.

          ADMINISTRATION AGREEMENT. First Data Investor Services Group, Inc. ("First Data"), located at 53 State Street, Boston, Massachusetts 02109, serves as administrator for the Trust and the Company pursuant to administration agreements (each, an "Administration Agreement"). First Data has agreed to maintain office facilities for the Trust and the Company; provide accounting and bookkeeping services for the Funds, including the computation of each Fund's net asset value, net income and realized capital gains, if any; furnish statistical and research data, clerical services, and stationery and office supplies; prepare and file various reports with the appropriate regulatory agencies; and prepare various materials required by the SEC or any state securities commission having jurisdiction over the Trust or the Company.

          Each Administration Agreement provides that the Administrator performing services thereunder shall not be liable under the Agreement except for its willful misfeasance, bad faith or gross negligence in the performance of its duties or from the reckless disregard by it of its duties and obligations thereunder.

          Regarding the Administrator's agreement to reimburse the Trust or the Company in the event the expenses of a Fund exceed applicable state expense limitations, see "Investment Advisory and Other Service Arrangements -Investment Advisor."

          CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. Comerica Bank, whose principal business address is One Detroit Center, 500 Woodward Avenue, Detroit, MI 48226, maintains custody of the Funds' assets pursuant to custodian agreements (each, a "Custody Agreement") with each of the Trust and the Company. Under each Custody Agreement, the Custodian (i) maintains a separate account in the name of each Fund, (ii) holds and transfers portfolio securities on account of each Fund, (iii) accepts receipts and makes disbursements of money on behalf of each Fund, (iv) collects and receives all income and other payments and distributions on account of each Fund's securities and (v) makes periodic reports to the Boards of Trustees and Directors concerning each Fund's operations. The Custodian is authorized to select one or more domestic or foreign banks or trust companies to serve as sub-custodian on behalf of the Trust or the Company. In addition, the Trust and the Company and the Custodian have entered into respective sub-custody agreements with Boston Safe Deposit and Trust Company ("Boston Safe") relating to the custody of foreign securities held by certain Funds of the Trust and each Fund of the Company (except the Real Estate Fund), and Boston Safe, in turn, has entered into additional agreements with financial institutions and depositories located in foreign countries with respect to the custody of such securities. As of December 1996, Morgan Stanley Trust Company ("Morgan Stanley") will replace Boston Safe as sub-custodian relating to the custody of foreign securities held by the funds of the Trust and the Company (except International Bond Fund). With respect to the International Bond Fund, Morgan Stanley has provided sub-custody services to the Fund since its commencement of operations on October 2, 1996.

          First Data also serves as the transfer and dividend disbursing agent for the Funds pursuant to transfer agency agreements (the "Transfer Agency Agreement") with each of the Trust and the Company, under which First Data (i) issues and redeems shares of each Fund, (ii) addresses and mails all communications by each Fund to its record owners, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (iii) maintains shareholder accounts, (iv) responds to correspondence by shareholders of the Funds and (v) makes periodic reports to the Boards of Trustees and Directors concerning the operations of each Fund.

          Regarding the Custodian's and Transfer Agent's agreement to reimburse the Trust or the Company in the event the expenses of a Fund exceed applicable state expense limitations, see "Investment Advisory and Other Service Arrangements - Advisory Agreement."

          COMERICA. As stated in the Funds' Class K Shares Prospectus, Class K Shares of the Funds are sold to customers of banks and other institutions. Such banks and institutions may include Comerica Incorporated (a publicly-held bank holding company), its affiliates and subsidiaries ("Comerica") and other institutions that have entered into agreements with the Trust providing for shareholder services for their customers.

          Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment advisor, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers.

          It should be noted that future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent Comerica, its affiliates and subsidiaries and certain other institutions from continuing to perform certain services for Class K Shares of the Funds.

          Should future legislative, judicial or administrative action prohibit or restrict the activities of Comerica, its affiliates and subsidiaries and/or other institutions in connection with the provision of services on behalf of Class K Shares of the Funds, the Trust or the Company might be required to alter materially or discontinue its arrangements with the institutions and change its method of operations with respect to Comerica, its affiliates and subsidiaries and certain other institutions. It is not anticipated, however, that any change in the Funds' method of operations would affect the net asset value per share of the Funds or result in a financial loss to any holder of Class K Shares of the Funds.

          OTHER INFORMATION PERTAINING TO DISTRIBUTION, ADMINISTRATION, CUSTODIAN AND TRANSFER AGENCY AGREEMENTS. As stated in each Prospectus, the Administrator and Transfer Agent each receive, as compensation for its services, fees from the Funds based on the aggregate average daily net assets of the Funds and other investment portfolios advised by the Advisor. The Custodian receives a separate fee for its services. In approving the Administration Agreements and Transfer Agency Agreements, the Boards of Trustees and Directors did consider the services that are to be provided under their respective agreements, the experience and qualifications of the respective service contractors, the reasonableness of the fees payable by the Trust and the Company in comparison to the charges of competing vendors, the impact of the fees on the estimated total ordinary operating expense ratio of each Fund and the fact that neither the Administrator nor the Transfer Agent is affiliated with either the Trust, the Company or the Advisor. The Boards also considered their responsibilities under federal and state law in approving these agreements. In considering the reasonableness of the fee, the Distributor's activities under its Distribution Agreements were not considered by the Boards.

FEES PAID TO THE DISTRIBUTOR PURSUANT TO CLASS A SERVICE AND
DISTRIBUTION PLANS

--------------------------------------------------------------------------------
                                        FISCAL        FISCAL
                                         YEAR         PERIOD          YEAR
                                        ENDED         ENDED           ENDED
                                        2/28/95       6/30/95        6/30/96
--------------------------------------------------------------------------------
                                                                   C>
Accelerating Growth Fund               $1,339.97     $   51.86     $  1916.29
Balanced Fund                          $  116.01     $    0.17     $   136.95
Growth & Income Fund                   $    0.00     $   76.92     $   268.00
Index 500 Fund                         $  176.46     $  203.84     $23,640.46
International Equity Fund              $  617.32     $    1.38     $ 1,946.82
Small Company Growth Fund              $  794.65     $   10.80     $ 1,158.43
Bond Fund                              $   17.48     $   15.24     $    29.40
Intermediate Bond Fund                 $  230.93     $    0.51     $   345.66
Michigan Triple Tax-Free Bond Fund     $  663.53     $    0.00     $    23.32
Tax-Free Bond Fund                     $    0.00     $    0.00     $     0.03
Tax-Free Intermediate Bond Fund        $    6.17     $   10.80     $    85.26
--------------------------------------------------------------------------------

                                       -----------------------
                                                      FISCAL
                                        PERIOD        YEAR
                                         ENDED        ENDED
                                        6/30/95       6/30/96
--------------------------------------------------------------
Multi-Season Growth Fund               $  427.88     $1,945.49
Real Estate Fund                       $  422.10     $  179.10
Mid-Cap Growth Fund                        N/A       $   51.87
Value Fund                                 N/A       $   41.77
--------------------------------------------------------------


FEES PAID TO THE DISTRIBUTOR PURSUANT TO CLASS B SERVICE AND DISTRIBUTION PLANS
FOR THE FISCAL YEAR ENDED JUNE 30, 1996
                               -------------------------------------------------
                                DISTRIBUTION         SERVICER         CDSC's
                                   FEES               FEES
--------------------------------------------------------------------------------
Accelerating Growth Fund         $  1,268.42      $    422.83      $    238.16
Balanced Fund                    $    400.45      $    133.48      $    199.11
Growth & Income Fund             $  1,147.15      $    382.37      $    300.00
Index 500 Fund                   $ 15,750.66      $  4,500.20      $  1,207.75
International Equity Fund        $  3,131.06      $  1,043.68      $  1.008.01
Mid-Cap Growth Fund              $     88.71      $     29.54      $      0.00
Multi-Season Growth Fund         $454,197.35      $151,399.12      $155,014.33
Real Estate Fund                 $ 12,014.27      $  4,004.75      $  4,278.33
Small Company Growth Fund        $  2,247.94      $    749.31      $    100.00
Value Fund                       $    424.07      $    141.36      $    181.56
Bond Fund                        $    590.01      $    196.67      $    861.49
Intermediate Bond Fund           $    206.34      $     68.79      $      0.00
U.S. Government Income Fund      $  3,656.37      $  1,218.79      $    199.27
Michigan Triple Tax Free Fund    $  1,923.70      $    641.24      $    405.63
Tax-Free Bond Fund               $    131.90      $     43.96      $    979.34
Tax-Free Intermediate Bond Fund  $    298.44      $     99.48      $      0.53
Money Market Fund                $  1,496.13      $    498.72      $      0.00
--------------------------------------------------------------------------------


FEES PAID TO THE DISTRIBUTOR PURSUANT TO CLASS B SERVICE AND DISTRIBUTION PLANS
FOR THE PERIOD ENDED JUNE 30, 1995*

                               -------------------------------------------------
                                DISTRIBUTION         SERVICER         CDSC's
                                    FEES               FEES
--------------------------------------------------------------------------------
Accelerating Growth Fund         $    137.64      $     45.26      $    350.16
Balanced Fund                    $     44.96      $     15.16      $    200.96
Growth & Income Fund             $    135.37      $     44.52      $      0.00
International Equity Fund        $    311.35      $    103.16      $      0.00
Multi-Season Growth Fund**       $187,381.57      $ 62,460.53      $101,519.47
Real Estate Fund**               $  4,532.31      $  1,510.77      $    430.62
Small Company Growth Fund        $    107.62      $     35.70      $      0.00
Intermediate Bond Fund           $     19.61      $      6.50      $      0.00
Michigan Triple Tax Free Fund    $    631.87      $    208.93      $    361.42
Tax-Free Bond Fund               $      2.85      $      0.95      $      0.00
Money Market Fund**              $  1,774.98      $    591.66      $      0.00
--------------------------------------------------------------------------------

-----------------------------
*    As of June 30, 1995, the following funds had not commenced selling Class B
     Shares: Index 500 Fund, Bond Fund, U.S. Government Income Fund, Tax Free Intermediate Bond Fund.
** Figures reflect the period 01/01/95 - 06/30/95. All other funds reflect the period 03/01/95 - 06/30/95.



FEES PAID TO THE DISTRIBUTOR PURSUANT TO CLASS B SERVICE AND DISTRIBUTION PLANS
FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1995

                               -------------------------------------------------
                               DISTRIBUTION          SERVICER         CDSC's
                                  FEES                 FEES
--------------------------------------------------------------------------------
Accelerating Growth Fund        $    113.37            $15.95       $      0.00
Balanced Fund                   $     66.05            $ 7.42       $      0.00
Growth & Income Fund            $    117.51            $20.45       $      0.00
International Equity Fund       $    315.98            $49.15       $      0.00
Multi-Season Growth Fund*       $481,834.00            $ 0.00       $159,185.00
Real Estate Fund**              $  1,064.00            $ 0.00       $      0.00
Small Company Growth Fund       $     72.07            $14.30       $      0.00
Intermediate Bond Fund          $     16.61            $ 2.96       $      0.00
Michigan Triple Tax Free Fund   $    515.28            $91.47       $      0.00
Tax-Free Bond Fund              $      0.12            $ 0.04       $      0.00
Money Market Fund**             $     1,799            $ 0.00       $      0.00
-------------------------------------------------------------------------------

----------------------------
*    Figures reflect period from 01/01/94 - 12/31/94.  Such amounts were paid to previous distributor.
**   Figures reflect period from commencement of operations to 12/31/94.  Such amounts were paid to previous distributor.

FEES PAID TO THE DISTRIBUTOR PURSUANT TO CLASS C SERVICE AND DISTRIBUTION PLANS
FOR THE FISCAL YEAR ENDED JUNE 30, 1996*

                               -------------------------------------------------
                               DISTRIBUTION          SERVICER           CDSC's
                                   FEES                FEES
--------------------------------------------------------------------------------
Accelerating Growth Fund        $    263.46        $    87.82           $188.66
Balanced Fund                   $      3.69        $     1.21           $100.01
Growth & Income Fund            $     89.74        $    29.90           $  0.00
International Equity Fund       $  3,585.39        $ 1,195.13           $293.87
Mid-Cap Growth Fund             $    129.03        $    43.00           $  2.18
Multi-Season Growth Fund        $ 32,127.47        $10,709.17           $798.25
Real Estate Fund                $     13.33        $     4.43           $  7.50
Small Company Growth Fund       $    171.21        $    57.06           $149.87
Value Fund                      $    855.88        $   285.29           $  0.00
Bond Fund                       $     92.46        $    30.80           $  0.00
Intermediate Bond Fund          $     73.80        $    24.58           $  0.00
--------------------------------------------------------------------------------

----------------------------
*    As of June 30, 1996, the following funds had not commenced selling Class C
     Shares: Index 500 Fund, U.S. Government Income Fund, Michigan Triple Tax-Free Bond Fund, Tax-Free Bond Fund, Tax-Free Intermediate Bond Fund and Money Market Fund.



FEES PAID TO THE DISTRIBUTOR PURSUANT TO CLASS C SERVICE AND DISTRIBUTION PLANS
FOR THE FISCAL PERIOD ENDED JUNE 30, 1995*

                                  DISTRIBUTION       SERVICER       CDSC's
                                   FEES                FEES
--------------------------------------------------------------------------------
Multi-Season Growth Fund**          $9,464.61       $3,154.86       $256.15
Real Estate Fund**                  $    1.28       $    0.43       $  0.00
--------------------------------------------------------------------------------

----------------------------
* As of June 30, 1995, the Funds of the Trust had not commenced selling Class C Shares.
**   Figures reflect period 01/01/95-06/30/95.

     The following amounts were paid by the Accelerating Growth Fund under its Class B Plan during the fiscal year ended June 30, 1996 and Class C Distribution Plan, for the period ended June 30, 1996, respectively; advertising: $0 and $0, respectively; printing and mailing of prospectuses to other than current shareholders: $0 and $0, respectively; compensation to underwriters: $0 and $0, respectively; compensation to dealers: $123 and $11, respectively; compensation to sales personnel: $0 and $0, respectively; and interest, carrying or other financing charges: $392 and $39, respectively.

     The following amounts were paid by the Balanced Fund under its Class B and Class C Distribution Plans, respectively, during the fiscal year ended June 30, 1996 and the period ended June 30, 1996, respectively; advertising: $0 and $0, respectively; printing and mailing of prospectuses to other than current shareholders: $0 and $0, respectively; compensation to underwriters: $0 and $0, respectively; compensation to dealers: $42 and $0, respectively; compensation to sales personnel: $0 and $0, respectively; and interest, carrying or other financing charges: $115 and $1, respectively.

     The following amounts were paid by the Growth & Income Fund under its Class B and Class C Distribution Plans, respectively, during the fiscal year ended June 30, 1996 and the period ended June 30, 1996, respectively; advertising: $0 and $0, respectively; printing and mailing of prospectuses to other than current shareholders: $0 and $0, respectively; compensation to underwriters: $0 and $0, respectively; compensation to dealers: $102 and $0, respectively; compensation to sales personnel: $0 and $0, respectively; and interest, carrying or other financing charges: $477 and $11, respectively.

     The following amounts were paid by the Index 500 Fund under its Class B Distribution Plan during the period ended June 30, 1996; advertising: $0; printing and mailing of prospectuses to other than current shareholders: $0; compensation to underwriters: $0; compensation to dealers: $0; compensation to sales personnel: $0; and interest, carrying or other financing charges: $12,384.

     The following amounts were paid by the International Equity Fund under its Class B Plan during the fiscal year ended June 30, 1996 and Class C Distribution Plan, for the period ended June 30, 1996, respectively; advertising: $0 and $0, respectively; printing and mailing of prospectuses to other than current shareholders: $0 and $0, respectively; compensation to underwriters: $0 and $0, respectively; compensation to dealers: $241 and $55, respectively; compensation to sales personnel: $0 and $0, respectively; and interest, carrying or other financing charges: $1,584 and $495, respectively.

     The following amounts were paid by the Mid-Cap Fund under its Class B and Class C Distribution Plans, respectively, during the period ended June 30, 1996; advertising: $0 and $0, respectively; printing and mailing of prospectuses to other than current shareholders: $0 and $0, respectively; compensation to underwriters: $0 and $0, respectively; compensation to dealers: $17 and $0, respectively; compensation to sales personnel: $0 and $0, respectively; and interest, carrying or other financing charges: $29 and $16, respectively.

     The following amounts were paid by the Multi-Season Fund under its Class B and Class C Distribution Plans, respectively, during the fiscal year ended June 30, 1996; advertising: $0 and $0, respectively; printing and mailing of prospectuses to other than current shareholders: $0 and $0, respectively; compensation to underwriters: $0 and $0, respectively; compensation to dealers:
$130,116 and $11,976, respectively; compensation to sales personnel: $0 and $0, respectively; and interest, carrying or other financing charges: $82,959 and $0, respectively.

     The following amounts were paid by the Real Estate Fund under its Class B and Class C Distribution Plans, respectively, during the fiscal year ended June 30, 1996 and during the period ended June 30, 1996, respectively; advertising:
$0 and $0, respectively; printing and mailing of prospectuses to other than current shareholders: $0 and $0, respectively; compensation to underwriters: $0 and $0, respectively; compensation to dealers: $1,789 and $0, respectively; compensation to sales personnel: $0 and $0, respectively; and interest, carrying or other financing charges: $4,381 and $4, respectively.

     The following amounts were paid by the Small Company Growth Fund under its Class B and Class C Distribution Plans, respectively, during the fiscal year ended June 30, 1996 and during the period ended June 30, 1996, respectively; advertising: $0 and $0, respectively; printing and mailing of prospectuses to other than current shareholders: $0 and $0, respectively; compensation to underwriters: $0 and $0, respectively; compensation to dealers: $77 and $10, respectively; compensation to sales personnel: $0 and $0, respectively; and interest, carrying or other financing charges: $739 and $13, respectively.

     The following amounts were paid by the Value Fund under its Class B and Class C Distribution Plans, respectively, during the period ended June 30, 1996; advertising: $0 and $0, respectively; printing and mailing of prospectuses to other than current shareholders: $0 and $0, respectively; compensation to underwriters: $0 and $0, respectively; compensation to dealers: $20 and $0, respectively; compensation to sales personnel: $0 and $0, respectively; and interest, carrying or other financing charges: $229 and $125, respectively.

     The following amounts were paid by the Bond Fund under its Class B and Class C Distribution Plans, respectively, during the period ended June 30, 1996; advertising: $0 and $0, respectively; printing and mailing of prospectuses to other than current shareholders: $0 and $0, respectively; compensation to underwriters: $0 and $0, respectively; compensation to dealers: $0 and $0, respectively; compensation to sales personnel: $0 and $0, respectively; and interest, carrying or other financing charges: $8 and $0, respectively.

     The following amounts were paid by the Intermediate Bond Fund under its Class B and Class C Distribution Plans, respectively, during the fiscal year ended June 30, 1996 and the period ended June 30, 1996, respectively; advertising: $0 and $0, respectively; printing and mailing of prospectuses to other than current shareholders: $0 and $0, respectively; compensation to underwriters: $0 and $0, respectively; compensation to dealers: $50 and $0, respectively; compensation to sales personnel: $0 and $0, respectively; and interest, carrying or other financing charges: $70 and $14, respectively.

     The following amounts were paid by the U.S. Government Income Fund under its Class B Distribution Plan, during the period ended June 30, 1996; advertising: $0; printing and mailing of prospectuses to other than current shareholders: $0; compensation to underwriters: $0; compensation to dealers: $9; compensation to sales personnel: $0; and interest, carrying or other financing charges: $54.

     The following amounts were paid by the Michigan Bond Fund under its Class B Distribution Plan, during the fiscal year ended June 30, 1996: advertising: $0; printing and mailing of prospectuses to other than current shareholders: $0; compensation to underwriters: $0; compensation to dealers: $407 compensation to sales personnel: $0; and interest, carrying or other financing charges: $360.

     The following amounts were paid by the Tax-Free Bond Fund under its Class B Distribution Plan, during the fiscal year ended June 30, 1996: advertising: $0; printing and mailing of prospectuses to other than current shareholders: $0; compensation to underwriters: $0; compensation to dealers: $6; compensation to sales personnel: $0; and interest, carrying or other financing charges: $7.

     The following amounts were paid by the Tax-Free Intermediate Bond Fund under its Class B Distribution Plan during the period ended June 30, 1996: advertising: $0; printing and mailing of prospectuses to other than current shareholders: $0; compensation to underwriters: $0; compensation to dealers:
$14; compensation to sales personnel: $0; and interest, carrying or other financing charges: $38.

     The following amounts were paid by the Money Market Fund under its Class B Distribution Plan during the year ended June 30, 1996: advertising: $0; printing and mailing of prospectuses to other than current shareholders: $0; compensation to underwriters: $0; compensation to dealers: $557; compensation to sales personnel: $0; and interest, carrying or other financing charges: $0.

     For the fiscal year ended February 28, 1994, each respective Fund bore administration, transfer agency and custodian fees pursuant to the administration, administration and accounting services, transfer agency and custodian agreements then in effect. These fees were paid to The Boston Company Advisors, Inc. ("TBCA") and PFPC, Inc. ("PFPC"), as the co-administrators, PNC Bank, N.A. ("PNC") as custodian and PFPC, Inc. as transfer agent. The administrators, custodian and transfer agent accrued fees for the fiscal year ended February 28, 1994 of $808,657 for the Cash Investment Fund; $347,523 for the Tax-Free Money Market Fund; and $452,202 for the U.S. Treasury Money Market Fund, respectively (exclusive of out-of-pocket expenses). For the fiscal year ended February 28, 1994, for the Accelerating Growth, Index 500, International Equity, Small Company Growth, Bond and Intermediate Bond Funds, the administrators, custodian and transfer agent accrued fees of $336,669; $111,867; $120,447; $124,551; $241,597; and $416,803, respectively (exclusive of out-of-
pocket expenses).

     For the fiscal year ended February 28, 1994 for the Balanced, Michigan Bond and Tax-Free Intermediate Bond Funds, the administrators accrued fees of $45,845 (exclusive of out-of-pocket expenses). For the fiscal year ended February 28, 1994, the administrators, custodian and transfer agent voluntarily waived fees of $26,318 for the Index 500.

     On July 1, 1994, First Data became the Administrator and Transfer Agent for the Growth & Income Fund, the U.S. Government Income Fund and the Tax-Free Bond Fund (the "New Funds"). Prior to the close of business on July 31, 1994, First Data and PFPC (together, the "Co-Administrators") served as the Co-Administrators to the Trust, excluding the New Funds. Prior to the close of business on August 5, 1994, PFPC also served as transfer agent to the Funds, excluding the New Funds. As compensation for their services, the Co-Administrators and PFPC as transfer agent received a single fee, based on the aggregate average daily net assets of the Funds computed daily and payable monthly, at an annual rate of 0.12% of the first $1.8 billion of net assets, plus 0.115% of the next $1 billion of net assets, plus 0.100% of the next $1 billion of net assets, plus 0.095% of all net assets in excess of $3.8 billion.

     Prior to the close of business on May 6, 1994, TBCA and PFPC served as the Trust's co-administrators and received a fee equivalent to the fee paid to First Data and PFPC for their services as co-administrators and transfer agent.

     For the period March 1, 1994 through July 31, 1994, the fees of the Administrators accrued as follows: Accelerating Growth Fund - $24,031; Balanced Fund - $16,978; Growth & Income Fund - $0; Index 500 Fund - $23,865; International Equity Fund - $41,742; Small Company Growth Fund - $38,003; Bond Fund - $71,113; Intermediate Bond Fund - $123,934; U.S. Government Income Fund - $0; Michigan Bond Fund - $6,417; Tax-Free Bond Fund - $0; Tax-Free Intermediate Bond Fund - $50; Cash Investment Fund - $267,499; Tax Free Money Market Fund- $104,713; and U.S. Treasury Money Market Fund - $134,386.

     For the period ended February 28, 1995, the fees of the Administrator accrued as follows: Accelerating Growth Fund - $198,140; Balanced Fund -$34,625; Growth & Income Fund - $41,047; Index 500 Fund - $69,871; International Equity Fund - $94,485; Small Company Growth Fund - $83,027; Bond Fund -$133,388; Intermediate Bond Fund - $335,642; U.S. Government Income Fund -$142,297; Michigan Bond Fund - $17,168; Tax-Free Bond Fund - $217,868; Tax-Free Intermediate Bond Fund - $272,285; Cash Investment Fund - $669,287; Tax-Free Money Market Fund $179,189; and U.S. Treasury Money Market Fund - $212,383.

     For the period ended June 30, 1995 and the fiscal year ended June 30, 1996, the fees of the Administrator accrued as follows: Accelerating Growth Fund - $101,130 and $322,120; Balanced Fund - $18,258 and $62,095; Growth & Income
Fund - $48,503 and $202,655; Index 500 Fund - $44,411 and $188,416;
International Equity Fund - $54,832 and $201,299; Small Company Growth Fund - $48,480 and $194,176; Bond Fund - $69,084 and $190,967; Intermediate Bond Fund - $176,525 and $587,790; U.S. Government Income Fund - $70,106 and $216,970;
Michigan Bond Fund - $10,784 and $31,899; Tax-Free Bond Fund - $94,378 and $245,271; Tax-Free Intermediate Bond Fund - $136,609 and $400,485; Cash Investment Fund - $376,101 and $1,183,419; Tax-Free Money Market Fund - $89,841 and $285,214; and U.S. Treasury Money Market Fund - $122,730 and $378,955, respectively.

     Prior to December 31, 1994, Old MCM, Inc. served as administrator to the Company's Funds pursuant to administration agreements which provided for the same fees as the current Administration Agreements. Net fees paid and accrued for Old MCM, Inc. for services provided to the Money Market Fund pursuant to its former administration agreement for the year ended December 31, 1994 were $149,272. Net fees paid and accrued to Old MCM, Inc. for services provided to the Multi-Season Fund pursuant to its former administration agreement for the year ended December 31, 1994 were $89,099. Net fees paid and accrued to Old MCM, Inc. for services provided to the Real Estate Fund pursuant to its former administration agreement for the period from commencement of operations to December 31, 1994 were $8,691.

     From January 1, 1995 through May 1, 1995, State Street Bank and Trust Company served as the Company's administrator. On May 1, 1995, First Data became the Company's administrator.

     For the period May 1, 1995 through June 30, 1995, fees of First Data accrued were $17,266, $1,150 and $48,129, for the Multi-Season Fund, Real Estate Fund and Money Market Fund, respectively.

     For the fiscal year ended June 30, 1996, administration fees of First Data accrued were: $345,388 - Multi-Season Fund, $19,100 - Real Estate Fund and $292,172 - Money Market Fund.

     For the period ended June 30, 1996, administration fees of First Data accrued were: $18,006 - Mid-Cap Fund and $29,705 - Value Fund.

     Comerica Bank provides custodial services to the Funds. As compensation for its services, Comerica Bank is entitled to receive fees, based on the aggregate average daily net assets of the Funds and certain other Investment portfolios for which Comerica Bank provides services, computed daily and payable monthly at an annual rate of 0.03% of the first $100 million of average daily net assets, plus 0.02% of the next $500 million of net assets, plus 0.01% of all net assets in excess of $600 million. Comerica Bank also receives certain transaction based fees. Comerica Bank earned $650,517 for its services to the Funds for the period ended June 30, 1996.

                            PORTFOLIO TRANSACTIONS

     Subject to the general supervision of the Board Members, the Advisor makes decisions with respect to and places orders for all purchases and sales of portfolio securities for each Fund.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions which are generally fixed.

     For the fiscal year ended February 28, 1994 the Accelerating Growth Fund, Balanced Fund, Index 500 Fund, International Equity Fund and Small Company Growth Fund paid brokerage commissions in the following amounts: $281,465, $89,315, $18,585, $169,977 and $94,291, respectively. The Accelerating Growth Fund, Balanced Fund, Growth & Income Fund, Index 500 Fund, International Equity Fund and Small Company Growth Fund paid in brokerage commissions $332,408, $49,232, $185,181, $5,085, $116,312 and $70,561, respectively, for the fiscal year ended February 28, 1995. During the year ended December 31, 1994 (and, for the Real Estate Fund, for the period from the commencement of operations to December 31, 1994), the Multi-Season Fund, the Real Estate Fund and the Money Market Fund paid $94,803, $4,667 and $0, respectively, in brokerage commissions. The other Funds did not pay any brokerage commissions during these years.

     For the period from March 1, 1995 to June 30, 1995, the Accelerating Growth Fund, Balanced Fund, Growth & Income Fund, Index 500 Fund, International Equity Fund and Small Company Growth Fund paid in brokerage commissions $123,045, $13,238, $62,706, $5,047, $127,871 and $65,661, respectively. The other Funds of the Trust did not pay brokerage commissions for the period from March 1, 1995 to June 30, 1995.

     For the period from January 1, 1995 to June 30, 1995, the Multi-Season Fund and the Real Estate Fund paid $62,889 and $14,627, respectively, in brokerage commissions. The other Funds of the Company did not pay brokerage commissions for the period from January 1, 1995 to June 30, 1995.

     For the fiscal year ended June 30, 1996, the Funds paid brokerage commissions as follows: $474,252 - Accelerating Growth Fund, $52,376-Balanced Fund, $202,292 - Growth & Income Fund, $41,009 - Index 500 Fund, $428,699 -
International Equity Fund, $424,580 - Multi-Season Fund, $40,182 - Real Estate Fund and $203,936 - Small Company Growth Fund. The other Funds did not pay brokerage commissions during the fiscal year ended June 30, 1996.

     For the period ended June 30, 1996, the Mid-Cap Fund and the Value Fund paid brokerage commissions of $83,397 and $169,335, respectively.

          For the fiscal year ended June 30, 1996, the portfolio turnover rate for the Bond Fund and the Intermediate Bond Fund was: 507% and 494%, respectively. The portfolio turnover of the Bond Fund and the Intermediate Bond Fund was affected by fluctuating interest rate conditions which at times required increased dispositions and acquisitions of securities to maintain each Fund's maturity structure. For the period ended June 30, 1996, the portfolio turnover rate for the Mid-Cap Growth Fund and Value Fund was 247% and 223%, respectively. The portfolio turnover for the Mid-Cap Growth and Value Funds was higher than anticipated during the period as it was each Fund's initial year of operations.

          Over-the-counter issues, including corporate debt and government securities, are normally traded on a "net" basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Advisor will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

          The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Advisor believes such practice to be in the Funds' interests.

          Since the Money Market Funds will invest only in short-term debt instruments, their annual portfolio turnover rates will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the net investment income of a Money Market Fund. The portfolio turnover rate of a Fund is calculated by dividing the lesser of a Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were thirteen months or less for the Money Market Funds or one year or less for the Equity and Bond Funds) by the monthly average value of the securities held by the Fund during the year. The Equity and Bond Funds may engage in short-term trading to achieve their investment objectives. Portfolio turnover may vary greatly from year to year as well as within a particular year.

          In its Advisory Agreements, the Advisor agrees to select broker-dealers in accordance with guidelines established by the Trust's Board of Trustees and the Company's Board of Directors from time to time and in accordance with applicable law. In assessing the terms available for any transaction, the Advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Advisory Agreements authorize the Advisor, subject to the prior approval of the Trust's Board of Trustees and the Company's Board of Directors, to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services might consist of reports and statistics on specific companies or industries, general summaries of groups of bonds and their comparative earnings and yields, or broad overviews of the securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to the Advisor by the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

          Portfolio securities will not be purchased from or sold to the Advisor, the Distributor or any affiliated person (as defined in the 1940 Act) of the foregoing entities except to the extent permitted by SEC exemptive order or by applicable law.

          Investment decisions for each Fund and for other investment accounts managed by the Advisor are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount in a manner deemed equitable to each such account. While in some cases this practice could have a detrimental effect on the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

          A Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Advisor or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Trust's Board of Trustees and the Company's Board of Directors in accordance with Rule 10f-3 under the 1940 Act.

          The Trust and the Company are required to identify the securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940) Act or their parents held by them as of the close of their most recent fiscal year. As of June 30, 1996: the Index 500 Fund held 7,000 shares of Merrill Lynch & Co., Inc., 4,300 shares of Salomon, Inc. and 5,600 shares of Mellon Bank; the Cash Investment Fund held 40,000,000 shares of Bank of Nova Scotia, 10,000,000 shares of General Motors and 50,000,000 shares of Sanwa Business Credit Co.; and the Money Market Fund held 10,000,000 shares of Bear Stearns.

          Except as noted in the Prospectuses and this Statement of Additional Information the Funds' service contractors bear all expenses in connection with the performance of their services and the Funds bear the expenses incurred in their operations. These expenses include, but are not limited to, fees paid to the Advisor, Administrator, Custodian and Transfer Agent; fees and expenses of officers and Board of Trustees/Directors; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Fund and its shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and directors' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrators. Any general expenses of the Trust or the Company that are not readily identifiable as belonging to a particular investment portfolio of the Trust or the Company are allocated among all investment portfolios of the Trust or the Company by or under the direction of the Boards of Trustees and Directors in a manner that the Boards of Trustees and Directors determine to be fair and equitable. The Advisor, Administrator, Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

                      PURCHASE AND REDEMPTION INFORMATION

          Purchases and redemptions are discussed in the Funds' Prospectuses and such information is incorporated herein by reference.

          PURCHASES. In addition to the methods of purchasing shares described in the Prospectuses, the Funds also offer a pre-authorized checking plan by which investors may accumulate shares of the Funds regularly each month by means of automatic debits to their checking accounts. There is a $50 minimum on each automatic debit. Shareholders may choose this option by checking the appropriate part of the application form or by calling the Funds at (800) 438-5789. Such a plan is voluntary and may be discontinued by the shareholder at any time or by the Trust on 30 days' written notice to the shareholder.

          LETTER OF INTENT. Purchasers who intend to invest $25,000 or more in Class A Shares of the Funds of the Equity Funds or $100,000 or more in Class A Shares of the Income Funds within 13 months (whether in one lump sum or in installments the first of which may not be less than 5% of the total intended amount and each subsequent installment not less than $100, including automatic investment and payroll deduction plans), and to beneficially hold the total amount of such shares fully paid for and outstanding simultaneously for at least one full business day before the expiration of that period, should complete the Letter of Intent ("LOI") section in the Application. Payment for not less than 5% of the total intended amount must accompany the executed LOI. Those shares purchased with the first 5% of the intended amount stated in the LOI will be held as "escrowed shares" for as long as the LOI remains unfulfilled. Although the escrowed shares are registered in the investor's name, his full ownership of them is conditional upon fulfillment of the LOI. No escrowed shares can be redeemed by the investor for any purpose until the LOI is fulfilled or terminated. If the LOI is terminated for any reason other than fulfillment, the Transfer Agent will redeem that portion of the escrowed shares required and apply the proceeds to pay any adjustment that may be appropriate to the sales commission on all shares (including the escrowed shares) already purchased under the LOI and apply any unused balance to the investor's account. The LOI is not a binding obligation to purchase any amount of shares, but its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to an LOI may be included under a subsequent LOI executed within 90 days of such purchase. In this case, an adjustment will be made at the end of 13 months from the effective date of the LOI at the net asset value per share then in effect, unless the investor makes an earlier written request to the Funds' Distributor upon fulfilling the purchase of Shares under the LOI. In addition, the aggregate value of any shares purchased prior to the 90-day period referred to above may be applied to purchases under a current LOI in fulfilling the total intended purchases under the LOI. However, no adjustment of sales charges previously paid on purchases prior to the 90-day period will be made. Shares acquired through reinvestment of dividends and capital gain distributions are considered in connection with an investor's fulfillment of the LOI.

          RETIREMENT PLANS. Shares of any of the Funds may be purchased in connection with various types of tax deferred retirement plans, including individual retirement accounts ("IRAs"), qualified plans, deferred compensation for public schools and charitable organizations (403(b) plans) and simplified employee pension IRAs. An individual or organization considering the establishment of a retirement plan should consult with an attorney and/or an accountant with respect to the terms and tax aspects of the plan. A $10.00 annual custodial fee is also charged on IRAs. This custodial fee is due by December 15 of each year and may be paid by check or shares liquidated from a shareholder's account.

REDEMPTIONS

          SYSTEMATIC WITHDRAWALS. In addition to the methods of redemption described in the Funds' Prospectuses, a systematic withdrawal plan is available in which a shareholder of the Funds may elect to receive a fixed amount ($50 minimum), monthly, quarterly, semi-annually, or annually, for accounts with a value of $2,500 or more. Checks are mailed on or about the 10th of each designated month. All certified shares must be placed on deposit under the plan and dividends and capital gain distributions, if any, are automatically reinvested at net asset value for shareholders participating in the plan. If the checks received by a shareholder through the systematic withdrawal plan exceed the dividends and capital appreciation of the shareholder's account, the systematic withdrawal plan will have the effect of reducing the value of the account. Any gains and/or losses realized from redemptions through the systematic withdrawal plan are considered a taxable event by the Internal Revenue Service and must be reported on the shareholders' income tax return. Shareholders should consult with a tax advisor for information on their specific financial situations. At the time of initial investment, a shareholder may request that the check for the systematic withdrawal be sent to an address other than the address of record. The address to which the payment is mailed may be changed by submitting a written request, signed by all registered owners, with their signatures guaranteed. Shareholders may add this option after the account is already established, change the amount on an existing account by calling the Funds at (800) 438-5789. The Funds may terminate the plan on 30 days' written notice to the shareholder.

          Redemption proceeds are normally paid in cash; however, each Fund may pay the redemption price in whole or part by a distribution in kind of securities from the portfolio of the particular Fund, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur transaction costs in converting the assets into cash. The Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.

          OTHER INFORMATION. The Funds reserve the right to suspend or postpone redemptions during any period when: (i) trading on the New York Stock Exchange is restricted, as determined by the SEC, or the New York Stock Exchange is closed for other than customary weekend and holiday closings; (ii) the SEC has by order permitted such suspension or postponement for the protection of shareholders; or (iii) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the fund not reasonably practicable.

          The Funds may involuntarily redeem an investor's shares if the net asset value of such shares is less than $500; provided that involuntary redemptions will not result from fluctuations in the value of an investor's shares. A notice of redemption, sent by first-class mail to the investor's address of record, will fix a date not less than 30 days after the mailing date, and shares will be redeemed at the net asset value at the close of business on that date unless sufficient additional shares are purchased to bring the aggregate account value up to $500 or more. A check for the redemption proceeds payable to the investor will be mailed to the investor at the address of record.

          EXCHANGES. In addition to the method of exchanging shares described in the Funds' Prospectuses, a shareholder exchanging at least $1,000 of shares (for which certificates have not been issued) and who has authorized expedited exchanges on the application form filed with the Transfer Agent may exchange shares by telephoning the Funds at (800) 438-5789. Telephone exchange instructions must be received by the Transfer Agent by 4:00 p.m., New York City time. The Funds, Distributor and Transfer Agent reserve the right at any time to suspend or terminate the expedited exchange procedure or to impose a fee for this service. During periods of unusual economic or market changes, shareholders may experience difficulties or delays in effecting telephone exchanges. Neither the Funds nor the Transfer Agent will be responsible for any loss, damages, expense or cost arising out of any telephone exchanges effected upon instructions believed by them to be genuine. The Transfer Agent has instituted procedures that it believes are reasonably designed to insure that exchange instructions communicated by telephone are genuine, and could be liable for losses caused by unauthorized or fraudulent instructions in the absence of such procedures. The procedures currently include a recorded verification of the shareholder's name, social security number and account number, followed by the mailing of a statement confirming the transaction, which is sent to the address of record.

                                NET ASSET VALUE

          MONEY MARKET FUNDS. The value of the portfolio securities of the Money Market Funds is calculated using the amortized cost method of valuation. Under this method the market value of an instrument is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account. The market value of debt securities usually reflects yields generally available on securities of similar quality. When such yields decline, market values can be expected to increase, and when yields increase, market values can be expected to decline.

          As indicated, the amortized cost method of valuation may result in the value of a security being higher or lower than its market price, the price a Fund would receive if the security were sold prior to maturity. The Boards of Trustees and Directors have established procedures reasonably designed, taking into account current market conditions and the Funds' investment objectives, for the purpose of maintaining a stable net asset value of $1.00 per share for each Fund for purposes of sales and redemptions. These procedures include a review by the Board of Trustees and Directors, at such intervals as they deem appropriate, of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1% for a Fund, the Boards of Trustees and Directors will promptly consider whether any and, if any, what action should be initiated. If the Board of Trustees or Directors believes that the extent of any deviation from a Fund's $1.00 amortized cost price per share may result in material dilution of other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce any such dilution or unfair results to the extent reasonably practicable. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends, shortening the average portfolio maturity, reducing the number of outstanding shares without monetary consideration, and utilizing a net asset value per share as determined by using available market quotations.

          Pursuant to Rule 2a-7, each of the Money Market Funds will maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that such Funds will not purchase any security with a remaining maturity (within the meaning of Rule 2a-7 under the 1940 Act) greater than 397 days (securities subject to repurchase agreements, variable and floating rate securities, and certain other securities may bear longer maturities), nor maintain a dollar-weighted average portfolio maturity which exceeds 90 days. In addition, the Funds may acquire only U.S. dollar-denominated obligations that present minimal credit risks and that are "First Tier Securities" at the time of investment. First Tier Securities are those that are rated in the highest rating category by at least two nationally recognized security rating organizations NRSROs or by one if it is the only NRSRO rating such obligation or, if unrated, determined to be of comparable quality. A security is deemed to be rated if the issuer has any security outstanding of comparable priority and security which has received a short-term rating by an NRSRO. The Advisor will determine that an obligation presents minimal credit risks or that unrated investments are of comparable quality, in accordance with guidelines established by the Board of Directors or Trustees. There can be no assurance that a constant net asset value will be maintained for each Money Market Fund.

     ALL FUNDS. In determining the approximate market value of portfolio investments, the Trust or the Company may employ outside organizations, which may use matrix or formula methods that take into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula methods not been used. All cash, receivables and current payables are carried on the Trust's or the Company's books at their face value. Other assets, if any, are valued at fair value as determined in good faith under the supervision of the Board Members.

IN-KIND PURCHASES

     With the exception of the Real Estate Fund, payment for shares may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Funds as described in the Prospectuses. Shares of the Real Estate Fund will not be issued for consideration other than cash. For further information about this form of payment please contact the Transfer Agent. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities (a) meet the investment objectives and policies of the Funds; (b) are acquired for investment and not for resale; (c) are liquid securities that are not restricted as to transfer either by law or liquidity of markets; (d) have a value that is readily ascertainable by a listing on a nationally recognized securities exchange; and (e) are valued on the day of purchase in accordance with the pricing methods used by the Fund and that the Fund receive satisfactory assurances that (i) it will have good and marketable title to the securities received by it; (ii) that the securities are in proper form for transfer to the Fund; and (iii) adequate information will be provided concerning the basis and other tax matters relating to the securities.

                            PERFORMANCE INFORMATION

YIELD OF THE MONEY MARKET FUNDS

     The Money Market Funds' current and effective yields are computed using standardized methods required by the SEC. The annualized yield is computed by:
(a) determining the net change in the value of a hypothetical account having a balance of one share at the beginning of a seven-calendar day period; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared and all dividends declared on both the original share and such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Compound effective yields are computed by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1. Based on the foregoing computations, the annualized yields for all share classes of the Cash Investment, Money Market, Tax-Free Money Market and U.S. Treasury Money Market Funds for the seven-day period ended June 30, 1996 were: 4.84% (Class Y) and 4.69% (Class K) and 4.59% (Class A) for the Cash Investment Fund; 4.56% (Class A), 3.82% (Class
B), and 4.81% (Class Y) for the Money Market Fund; 2.83% (Class Y), 2.68% (Class
K) and 2.58% (Class A) for the Tax-Free Money Market Fund; and 4.70% (Class Y), 4.55% (Class K) and 4.45% (Class A) for the U.S. Treasury Money Market Fund.

     The effective yields for all share classes of the Money Market, Cash Investment, Tax-Free Money Market and U.S. Treasury Money Market Funds for the seven-day period ended June 30, 1996 were: 4.66% (Class A), 3.88% (Class B) and 4.92% (Class Y) for the Money Market Fund; 4.94% (Class Y), 4.79% (Class K) and 4.68% (Class A) for the Cash Investment Fund; 2.86% (Class Y), 2.71% (Class K) and 2.61% (Class A) for the Tax-Free Money Market Fund; and 4.80% (Class Y), 4.65% (Class K) and 4.54% (Class A) for the U.S. Treasury Money Market Fund.

     In addition, a standardized "tax-equivalent yield" may be quoted for the Tax-Free Money Market Fund, which is computed by: (a) dividing the portion of the Fund's yield (as calculated above) that is exempt from Federal income tax by one minus a stated Federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the yield that is not exempt from Federal income tax. For the seven-day period ended June 30, 1996, the tax-equivalent yield for Class Y, Class K and Class A Shares of the Tax-Free Money Market Fund was 4.10% (Class Y), 3.88% (Class K) and 3.74% (Class A) calculated for all share classes based on a stated tax rate of 31%. The fees which may be imposed by institutions on their Customers are not reflected in the calculations of yields for the Funds.

     Yield may fluctuate daily and does not provide a basis for determining future yields. Because the yields of each Fund will fluctuate, they cannot be compared with yields on savings accounts or other investment alternatives that provide an agreed to or guaranteed fixed yield for a stated period of time. However, yield information may be useful to an investor considering temporary investments in money market instruments. In comparing the yield of one money market fund to another, consideration should be given to each Fund's investment policies including the types of investments made, lengths of maturities of the portfolio securities, and whether there are any special account charges which may reduce the effective yield.

YIELD AND PERFORMANCE OF THE NON-MONEY MARKET FUNDS

     The Bond Funds' and International Bond Fund's 30-day (or one month) standard yield described in the applicable Prospectus is calculated for each Fund in accordance with the method prescribed by the SEC for mutual funds:

                           a - b
               YIELD =  2[(-----+1)/6/- 1]
                           cd

Where:    a =  dividends and interest earned by a Fund during the period;

          b =  expenses accrued for the period (net of reimbursements);

          c = average daily number of shares outstanding during the period entitled to receive dividends; and

          d =  maximum offering price per share on the last day of the period.

     For the purpose of determining interest earned on debt obligations purchased by a Fund at a discount or premium (variable "a" in the formula), each Fund computes the yield to maturity of such instrument based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). Such yield is then divided by 360 and the quotient is multiplied by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. It is assumed in the above calculation that each month contains 30 days. The maturity of a debt obligation with a call provision is deemed to be the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. For the purpose of computing yield on equity securities held by a Fund, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security for each day that the security is held by the Fund.

     Interest earned on tax-exempt obligations that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.


     With respect to mortgage or other receivables-backed debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market value of such debt obligations. Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Fund to all shareholder accounts in proportion to the length of the base period and the Fund's mean (or median) account size. Undeclared earned income will be subtracted from the offering price per share (variable "d" in the formula). A Fund's maximum offering price per share for purposes of the formula includes the maximum sales charge imposed -- currently 5.50% of the per share offering price for Class A Shares of the Equity Funds (with the exception of the Index 500 Fund) and 4.00% of the per share offering price for Class A Shares of the Bond and Tax-Free Bond Funds. Effective September 20, 1995, the maximum sales charge imposed by Class A Shares of the Index 500 Fund was reduced from 5.50% to 2.50% of the per share offering price of such shares. The tax-equivalent yield for each Fund below is based on a stated federal tax rate of 31% and, with respect to Michigan Bond Fund, a Michigan state tax rate of 4%.

CLASS A SHARES
--------------

     The standard yields and/or tax-equivalent yields of the Class A Shares of the following Funds for the 30-day period ended June 30, 1996 were:

                                          30-Day             Tax-Equivalent
                                          Yield              30-Day Yield
                                         -------            ---------------
Bond Fund                                 5.49%                   N/A
Intermediate Bond Fund                    5.56%                   N/A
U.S. Government Income Fund               5.90%                   N/A
Michigan Bond Fund*                       4.50%                  6.92%
Tax-Free Bond Fund                        4.45%                  6.45%
Tax-Free Intermediate Bond Fund           3.76%                  5.45%

------------------------
* With waiver of fees by the Advisor, the standardized yields and tax equivalent yields for the Michigan Bond Fund, Class A Shares, were 5.00% and 7.69%, respectively.

CLASS B SHARES
--------------

     The standard yields and/or tax-equivalent yields of the Class B Shares of the following Funds for the 30-day period ended June 30, 1996 were:

                                          30-Day             Tax-Equivalent
                                           Yield              30-Day Yield
                                          -------            ---------------
Bond Fund                                  4.98%                  N/A
Intermediate Bond Fund                     5.05%                  N/A
U.S. Government Income Fund                5.40%                  N/A
Michigan Bond Fund**                       3.97%                 6.11%
Tax-Free Bond Fund                         3.86%                 5.59%
Tax-Free Intermediate Bond Fund            3.17%                 4.59%


CLASS C SHARES
--------------
     The standard yields and/or tax-equivalent yields of the Class C Shares of the following Funds for the 30-day period ended June 30, 1996 were:

                                         30-Day             Tax-Equivalent
                                          Yield              30-Day Yield
                                         -------            ---------------
Bond Fund                                  4.98%                  N/A
Intermediate Bond Fund                     5.04%                  N/A
U.S. Government Income Fund                 N/A                   N/A
Michigan Bond Fund                          N/A                   N/A
Tax-Free Bond Fund                          N/A                   N/A
Tax-Free Intermediate Bond Fund             N/A                   N/A


CLASS K SHARES
--------------

     The standard yields and/or tax-equivalent yields of the Class K Shares of the following Funds for the 30-day period ended June 30, 1996 were:

                                         30-Day             Tax-Equivalent
                                          Yield              30-Day Yield
                                         -------            ---------------
Bond Fund                                  5.73%                  N/A
Intermediate Bond Fund                     5.79%                  N/A
U.S. Government Income Fund                6.15%                  N/A
Michigan Bond Fund**                       4.72%                 7.26%
Tax-Free Bond Fund                         4.62%                 6.70%
Tax-Free Intermediate Bond Fund            3.92%                 5.68%

----------------------
** With waiver of fees by the Advisor, the standardized yields and tax-equivalent yields for the Michigan Bond Fund, Class B Shares were 4.47% and 6.88%, respectively and for Class K Shares, were 5.22% and 8.03%, respectively.

CLASS Y SHARES
--------------

     The standard yields and/or tax-equivalent yields of the Class Y Shares of the following Funds for the 30-day period ended June 30, 1996 were:

                                          30-Day             Tax-Equivalent
                                           Yield              30-Day Yield
                                          -------            ---------------
Bond Fund                                  5.98%                  N/A
Intermediate Bond Fund                     6.04%                  N/A
U.S. Government Income Fund                6.40%                  N/A
Michigan Bond Fund***                      4.96%                 7.63%
Tax-Free Bond Fund                         4.88%                 7.07%
Tax-Free Intermediate Bond Fund            4.17%                 6.04%


     Each Fund that advertises its "average annual total return" computes such return by determining the average annual compounded rate of return during specified periods that equates the initial amount invested to the ending redeemable value of such investment according to the following formula:

               T =      (ERV)/1/n  -1
                         ---
                         P

     Where:    T =    average annual total return;

               ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the applicable period (or a fractional portion thereof);

               P =    hypothetical initial payment of $1,000; and

               n =    period covered by the computation, expressed in years.

     Each Fund that advertises its "aggregate total return" computes such returns by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

                                (ERV) - 1
                                -----
     Aggregate Total Return =     P


     The calculations are made assuming that (1) all dividends and capital gain distributions are reinvested on the reinvestment dates at the price per share existing on the reinvestment date, (2) all recurring fees charged to all shareholder accounts are included, and (3) for any account fees that vary with the size of the account, a mean (or median) account size in the Fund during the periods is reflected. The ending redeemable value (variable "ERV" in the formula) is determined by assuming complete redemption of the hypothetical investment after deduction of all non-recurring charges at the end of the measuring period. The Funds' average

-----------------------
*** With waiver of fees by the Advisor, the standardized yields and tax-equivalent yields for the Michigan Bond Fund, Class Y Shares, were 5.46% and 8.40%, respectively.

annual total return and aggregate total return quotations for Class A Shares will reflect the deduction of the maximum sales charge charged in connection with the purchase of such shares; and the Funds' average annual total return and aggregate total return quotations for Class B Shares will reflect any applicable CDSC; provided that the Funds may also advertise total return data without reflecting any applicable or CDSC sales charge imposed on the purchase of Class A Shares or Class B Shares in accordance with the views of the SEC. Quotations which do not reflect the sales charge will, of course, be higher than quotations which do.

     Based on the foregoing calculation, set forth below are the average annual total return figures for the Class A, B, C, K and Y Shares of each of the following Funds for the period ended June 30, 1996 and since commencement of operations.


FUND-INCEPTION DATE
-------------------
                         12 Month     Inception     12 Month     Inception
ACCELERATING           Period Ended    through    Period Ended    through
GROWTH FUND              6/30/96*      6/30/96*     6/30/96**    6/30/96**
-----------              --------      --------     ---------    ---------

Class A-11/23/92           22.03%       14.98%       15.32%       13.19%
Class B-4/25/94            21.05%       17.43%       16.05%       16.29%
Class C-9/26/95             N/A         10.22%++       N/A         9.28%++
Class K-11/23/92           22.03%       14.98%         N/A          N/A
Class Y-12/1/91            22.31%       15.90%         N/A          N/A


                         12 Month     Inception     12 Month     Inception
                       Period Ended    through    Period Ended    through
BALANCED FUND            6/30/96*      6/30/96*     6/30/96**    6/30/96**
-------------            --------      --------     ---------    ---------

Class A-4/30/93            17.06%        9.48%       10.62%        7.55%
Class B-6/21/94            16.24%       15.01%       11.24%       13.72%
Class C-1/24/96             N/A          6.20%++       N/A         5.20%++
Class K-4/16/93            17.17%        9.03%         N/A          N/A
Class Y-4/13/93            17.35%        9.07%         N/A          N/A


                         12 Month     Inception     12 Month     Inception
GROWTH &               Period Ended    through    Period Ended    through
INCOME FUND              6/30/96*      6/30/96*     6/30/96**    6/30/96**
-----------              --------      --------     ---------    ---------

Class A-8/8/94             20.90%       18.38%       14.25%       14.90%
Class B-8/9/94             20.09%       17.58%       15.09%       15.74%
Class C-12/5/95             N/A          5.57%++       N/A         4.57%++
Class K-7/5/94             20.97%       18.09%         N/A          N/A
Class Y-7/5/94             21.25%       18.34%         N/A          N/A

                            12 Month     Inception     12 Month     Inception
                          Period Ended    through    Period Ended    through
INDEX 500 FUND              6/30/96*      6/30/96*     6/30/96**    6/30/96**
--------------              --------      --------     ---------    ---------

Class A+-12/9/92             25.51%        15.43%        22.38%       14.61%
Class B-11/1/95               N/A          16.51%++       N/A         13.51%++
Class K-12/7/92              25.37%        15.40%         N/A          N/A
Class Y-12/1/91              25.61%        16.24%         N/A          N/A

                            12 Month     Inception     12 Month     Inception
INTERNATIONAL             Period Ended    through    Period Ended    through
EQUITY FUND                 6/30/96*      6/30/96*     6/30/96**    6/30/96**
-------------               --------      --------     ---------    ---------

Class A-11/30/92             13.37%        11.18%         7.13%        9.44%
Class B-3/9/94               12.53%         5.14%         7.53%        3.91%
Class C-9/29/95               N/A           7.06%++       N/A          6.06%++
Class K-11/23/92             13.29%        11.53%         N/A          N/A
Class Y-12/1/91              13.63%        10.23%         N/A          N/A

                            12 Month     Inception     12 Month     Inception
                          Period Ended    through    Period Ended    through
MID-CAP FUND                6/30/96*      6/30/96*     6/30/96**    6/30/96**
------------                --------      --------     ---------    ---------

Class A-12/22/95              N/A           9.57%++       N/A          3.55%++
Class B-1/26/96               N/A           9.08%++       N/A          4.08%++
Class C-11/9/95               N/A          10.67%++       N/A          9.67%++
Class K-10/2/95               N/A           9.78%++       N/A          N/A
Class Y-8/14/95               N/A          15.80%++       N/A          N/A

                            12 Month     Inception     12 Month     Inception
                          Period Ended    through    Period Ended    through
MULTI-SEASON FUND           6/30/96*      6/30/96*     6/30/96**    6/30/96**
-----------------           --------      --------     ---------    ---------

Class A-8/4/93               27.56%        15.36%        20.54%       13.13%
Class B-4/29/93              26.66%        13.80%        21.66%       13.08%
Class C-9/20/93              26.64%        15.14%        25.64%       15.14%
Class K-6/23/95              27.56%        25.13%         N/A          N/A
Class Y-8/16/93              27.85%        15.74%         N/A          N/A

                            12 Month     Inception     12 Month     Inception
                          Period Ended    through    Period Ended    through
REAL ESTATE FUND            6/30/96*      6/30/96*     6/30/96**    6/30/96**
----------------            --------      --------     ---------    ---------

Class A-9/30/94              15.92%        11.54%         9.54%        8.00%
Class B-10/3/94              15.05%        10.76%        10.05%        8.62%
Class C-1/5/96                N/A           6.08%++       N/A          5.08%++
Class Y-10/3/94              16.20%        11.88%         N/A          N/A


                            12 Month     Inception     12 Month     Inception
SMALL COMPANY             Period Ended    through    Period Ended    through
GROWTH FUND                 6/30/96*      6/30/96*     6/30/96**     6/30/96**
-------------               --------      --------     ---------     ---------

Class A-11/23/92             48.28%        19.09%        40.12%        17.23%
Class B-4/28/94              47.26%        25.92%        42.26%        24.86%
Class C-9/26/95               N/A          31.97%++       N/A          30.97%++
Class K-11/23/92             48.28%        19.09%         N/A           N/A
Class Y-12/1/91              48.65%        20.35%         N/A           N/A

                            12 Month     Inception     12 Month     Inception
                          Period Ended    through    Period Ended    through
VALUE FUND                  6/30/96*      6/30/96*     6/30/96**     6/30/96**
----------                  --------      --------     ---------     ---------

Class A-9/14/95               N/A          11.95%++       N/A           5.79%++
Class B-9/19/95               N/A          11.09%++       N/A           6.09%++
Class C-2/9/96                N/A           1.90%++       N/A            .90%++
Class K-11/30/95              N/A           7.33%++       N/A           N/A
Class Y-8/18/95               N/A          16.52%++       N/A           N/A

                            12 Month     Inception     12 Month     Inception
                          Period Ended    through    Period Ended    through
BOND FUND                   6/30/96*      6/30/96*     6/30/96**     6/30/96**
---------                   --------      --------     ---------     ---------

Class A-12/9/92               4.24%         6.17%          .07%         4.96%
Class B-3/13/96               N/A            .22%++       N/A          (4.70)%++
Class C-3/25/96               N/A           (.49)%++      N/A          (1.49)%++
Class K-11/23/92              4.35%         6.11%         N/A           N/A
Class Y-12/1/91               4.50%         5.85%         N/A           N/A

                            12 Month     Inception     12 Month     Inception
                          Period Ended    through    Period Ended    through
INTERMEDIATE BOND FUND      6/30/96*      6/30/96*     6/30/96**     6/30/96**
----------------------      --------      --------     ---------     ---------

Class A-11/24/92              3.92%         4.88%         (.23)%        3.70%
Class B-10/25/94              3.22%         6.83%        (1.67)%        4.54%
Class C-4/19/96               N/A            .39%++       N/A           (.61)%++
Class K-11/20/92              4.04%         4.87%         N/A           N/A
Class Y-12/1/91               4.29%         5.70%         N/A           N/A

                            12 Month     Inception     12 Month     Inception
U.S. GOVERNMENT           Period Ended    through    Period Ended    through
INCOME FUND                 6/30/96*      6/30/96*     6/30/96**     6/30/96**
---------------             --------      --------     ---------     ---------

Class A-7/28/94               4.34%         7.51%          .16%         5.26%
Class B-9/6/95                N/A           2.42%++       N/A          (2.42)%++
Class K-7/5/94                4.32%         7.41%         N/A           N/A
Class Y-7/5/94                4.58%         7.67%         N/A           N/A


                            12 Month     Inception     12 Month     Inception
                          Period Ended    through    Period Ended    through
MICHIGAN BOND FUND          6/30/96*      6/30/96*     6/30/96**     6/30/96**
------------------          --------      --------     ---------     ---------

Class A-2/15/94               5.25%        2.44%          1.04%         .70%
Class B-7/5/94                4.46%        5.51%          (.54)%       3.58%
Class K-1/3/94                5.14%        2.08%           N/A          N/A
Class Y-1/3/94                5.51%        2.37%           N/A          N/A

                            12 Month     Inception     12 Month     Inception
                          Period Ended    through    Period Ended    through
TAX-FREE BOND FUND          6/30/96*      6/30/96*     6/30/96**     6/30/96**
------------------          --------      --------     ---------     ---------

Class A-10/9/95                N/A          1.87%++       N/A         (2.20)%++
Class B-12/6/94               4.36%         8.15%         (.64)%       5.69%
Class K-7/5/94                5.12%         6.53%         N/A           N/A
Class Y-7/21/94               5.38%         6.57%         N/A           N/A

TAX-FREE                    12 Month     Inception     12 Month     Inception
INTERMEDIATE              Period Ended    through    Period Ended    through
BOND FUND                   6/30/96*      6/30/96*     6/30/96**     6/30/96**
------------                --------      --------     ---------     ---------

Class A-11/30/92              3.79%         4.38%         (.36)%       3.20%
Class B-5/16/96                N/A           .39%++       N/A         (4.60)%++
Class K-2/9/87                3.69%         5.64%         N/A           N/A
Class Y-12/17/92              3.95%         4.56%         N/A           N/A

*    Figures do not include the effect of the sales charge.
**   Figures include the effect of the applicable sales charge.
+ Effective September 20, 1995, the maximum front-end sales charge applicable to Class A Shares of the Index 500 Fund was reduced from 5.50% to 2.50%.

++   Aggregate total return.

     As of June 30, 1996, the following Classes had not commenced operations:
Class C Shares of each of U.S. Government Income, Michigan Bond, Tax-Free Bond and Tax-Free Intermediate Bond Funds and the Class K Shares of the Real Estate Fund.

     The Equity Selection Fund, Micro-Cap Equity Fund and Small-Cap Value Fund had not commenced operations as of the date of this Statement of Additional Information. The International Bond Fund did not commence operations until October 2, 1996.

     ALL FUNDS. The performance of any investment is generally a function of portfolio quality and maturity, type of investment and operating expenses.

     From time to time, in advertisements or in reports to shareholders, a Fund's yields or total returns may be quoted and compared to those of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, a Fund's yield may be compared to the IBC/Donoghue's Money Fund Average, which is an average compiled by Donoghue's MONEY FUND REPORT of Holliston, MA 01746, a widely recognized independent publication that monitors the performance of money market funds, or to the data prepared by Lipper Analytical Services, Inc., a widely recognized independent service that monitors the performance of mutual funds. In addition, as stated in the Funds' Prospectuses, the tax-equivalent yield (and hypothetical examples illustrating the effect of tax-equivalent yields) of a Fund may be quoted in advertisements or reports to shareholders. Hypothetical examples showing the difference between a taxable and a tax-free investment may also be provided to shareholders.

     The foregoing performance data reflects the imposition of the maximum sales load on Class A Shares but does not reflect payments under the Trust's Class K Plan or Class A Plan, which were not imposed before December 31, 1993.

                                     TAXES

     The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Funds' Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussion here and in the applicable Prospectus is not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situations.

     GENERAL. Each Fund intends to elect and qualify to be taxed separately as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund generally is exempt from Federal income tax on its net investment income and realized capital gains which it distributes to shareholders, provided that it distributes an amount equal to the sum of (a) at least 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), if any, for the year and (b) at least 90% of its net tax-exempt interest income, if any, for the year (the "Distribution Requirement") and satisfies certain other requirements of the Code that are described below. Distributions of investment company taxable income and net tax-exempt interest income made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year will satisfy the Distribution Requirement.

     In addition to satisfaction of the Distribution Requirement, each Fund must derive with respect to a taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or from other income derived with respect to its business of investing in such stock, securities, or currencies (the "Income Requirement") and derive less than 30% of its gross income from the sale or other disposition of securities and certain other investments held for less than three months (the "Short-Short Test").

     In addition to the foregoing requirements, at the close of each quarter of its taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which a Fund does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of each Fund's total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which such Fund controls and which are engaged in the same or similar trades or businesses.

     Distributions of net investment income received by a Fund from investments in debt securities (other than interest on tax-exempt municipal obligations held by the Michigan Bond Fund, Tax-Free Bond Fund, Tax-Free Intermediate Bond Fund and Tax-Free Money Market Fund) and any net realized short-term capital gains distributed by a Fund will be taxable to shareholders as ordinary income and will not be eligible for the dividends received deduction for corporations.

     Each Fund intends to distribute to shareholders any excess of net long-term capital gain over net short-term capital loss ("net capital gain") for each taxable year. Such gain is distributed as a capital gain dividend and is taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held the shares. In addition, investors should be aware that any loss realized upon the sale, exchange or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent any capital gain dividends have been paid with respect to such shares. Capital gains dividends are not eligible for the dividends received deduction for corporations.

     In the case of corporate shareholders, distributions of a Fund for any taxable year generally qualify for the dividends received deduction to the extent of the gross amount of "qualifying dividends" received by such Fund for the year and if certain holding period requirements are met. Generally, a dividend will be treated as a "qualifying dividend" if it has been received from a domestic corporation.

     If for any taxable year any Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In such event, all distributions (whether or not derived from exempt-interest income) would be taxable as ordinary income and would be eligible for the dividends received deduction in the case of corporate shareholders to the extent of such Fund's current and accumulated earnings and profits.

     Shareholders will be advised annually as to the Federal income tax consequences of distributions made by the Funds each year.

     The Code imposes a non-deductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

     The Trust and the Company will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable distributions, including gross proceeds realized upon sale or other dispositions paid to any shareholder
(i) who has provided either an uncertified or incorrect tax identification number or no number at all, (ii) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of taxable interest or dividend income properly, or (iii) who has failed to certify to the Trust that he is not subject to backup withholding or that he is an "exempt recipient."

     DISPOSITION OF SHARES. Upon a redemption, sale or exchange of his or her shares, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term or short-term, generally, depending upon the shareholder's holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received or treated as having been received by the shareholder with respect to such shares. Furthermore, a loss realized by a shareholder on the redemption, sale or exchange of shares of a Fund with respect to which exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends have been paid will, to the extent of such exempt-interest dividends, be disallowed if such shares have been held by the shareholder for less than six months.

     In some cases, shareholders will not be permitted to take sales charges into account for purposes of determining the amount of gain or loss realized on the disposition of their stock. This prohibition generally applies where (1) the shareholder incurs a sales charge in acquiring the stock of a Fund, (2) the stock is disposed of before the 91st day after the date on which it was acquired, and (3) the shareholder subsequently acquires the stock of the same or another fund and the otherwise applicable sales charge is reduced under a "reinvestment right" received upon the initial purchase of regulated investment company shares. The term "reinvestment right" means any right to acquire stock of one or more funds without the payment of a sales charge or with the payment of a reduced sales charge. Sales charges affected by this rule are treated as if they were incurred with respect to the stock acquired under the reinvestment right. This provision may be applied to successive acquisitions of Fund shares.

     Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all Federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

     MICHIGAN BOND FUND, TAX-FREE BOND FUND, TAX-FREE INTERMEDIATE BOND FUND, AND TAX-FREE MONEY MARKET FUND. The Michigan Bond Fund, Tax-Free Bond Fund, Tax-Free Intermediate Bond Fund, and Tax-Free Money Market Fund are designed to provide investors with current tax-exempt interest income. Shares of the Funds would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts since such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Funds' dividends being tax-exempt but also such dividends would be taxable when distributed to the beneficiary. In addition, the Funds may not be an appropriate investment for entities which are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (b) who occupies more than 5% of the entire usable area of such facilities, or (c) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S corporation and its shareholders.

     In order for the Funds to pay exempt-interest dividends with respect to any taxable year, at the close of each quarter of each Fund's taxable year at least 50% of the value of the Fund's assets must consist of tax-exempt municipal obligations. Exempt-interest dividends distributed to shareholders are not included in the shareholder's gross income for regular Federal income tax purposes. However, all shareholders required to file a Federal income tax return are required to report the receipt of exempt-interest dividends and other tax-exempt interest on their returns. Moreover, while such dividends and interest are exempt from regular Federal income tax, they may be subject to alternative minimum tax in two circumstances. First, exempt-interest dividends derived from certain "private activity" bonds issued after August 7, 1986 will generally constitute an item of tax preference for both corporate and non-corporate taxpayers. Second, exempt-interest dividends derived from all bonds, regardless of the date of issue, must be taken into account by corporate taxpayers in determining the amount of certain adjustments for alternative minimum tax purposes. Receipt of exempt-interest dividends may result in collateral Federal income tax consequences to certain other taxpayers, including financial institutions, property and casualty insurance companies, individual recipients of Social Security or Railroad Retirement benefits, and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisors as to such consequences.

     The percentage of total dividends paid by the Fund with respect to any taxable year which qualifies as Federal exempt-interest dividends will be the same for all shareholders receiving dividends during such year. If a shareholder receives an exempt-interest dividend with respect to any share and such share is held for six months or less, any loss on the sale or exchange of such share will be disallowed to the extent of the amount of such dividends.

     Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds generally is not deductible for Federal income tax purposes if the Funds distribute exempt-interest dividends during the shareholder's taxable year.

     Investors may be subject to state and local taxes on income derived from an investment in a Fund. In certain states, income derived from a Fund which is attributable to interest on obligations of that state or any municipality or political subdivision thereof may be exempt from taxation.

     Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds should consult their tax advisers before investing in a Fund. The term "substantial user" generally includes any "non-exempt person" who regularly uses in his or her trade or business a part of a facility financed by industrial development bonds. Generally, an individual will not be a "related person" of a substantial user under the Code unless the person or his or her immediate family owns directly or indirectly in the aggregate more than a 50% equity interest in the substantial user.

     MICHIGAN TAX CONSIDERATIONS - MICHIGAN BOND FUND AND TAX-FREE INTERMEDIATE BOND FUND. As stated in the Michigan Bond Fund Prospectus and the Tax-Free Intermediate Bond Fund Prospectus, dividends paid by the Fund that are derived from interest attributable to tax-exempt Michigan Municipal Obligations will be exempt from Michigan Income Tax, Michigan Intangibles Tax and Michigan Single Business Tax. Conversely, to the extent that the Fund's dividends are derived from interest on obligations other than Michigan Municipal Obligations, such dividends will be subject to Michigan Income, Intangibles and Michigan Single Business Taxes, even though the dividends may be exempt for Federal Income Tax purposes.

     In particular, gross interest income and dividends derived from obligations or securities of the State of Michigan and its political subdivisions, exempt from Federal Income Tax, are exempt from Michigan Income Tax under Act No. 281, Public Acts of Michigan, 1967, as amended, and are exempt from Michigan Single Business Tax under Act No. 228, Public Acts of Michigan, 1975, as amended. The Michigan Income Tax act levies a flat-rate income tax on individuals, estates, and trusts. The Single Business Tax Act levies a tax upon the "adjusted tax base" of most individuals, corporations, financial organizations, partnerships, joint ventures, estates, and trusts with "business activity" in Michigan.

     Bonds or other similar obligations of the State of Michigan or of a political subdivision of the State of Michigan are exempt from Michigan Intangibles Tax under Act No. 301, Public Acts of Michigan, 1939, as amended. In 1986, the Michigan Department of Treasury issued a Bulletin stating that holders of interests in investment companies who are subject to the Michigan intangibles tax will be exempt from the tax to the extent that the investment portfolio consists of items such as Michigan Municipal Obligations.

     The transfer of obligations or securities of the State of Michigan and its political subdivisions by the Fund, as well as the transfer of Fund shares by a shareholder, is subject to Michigan taxes measured by gain on the sale, payment, or other disposition thereof.

     INTERNATIONAL EQUITY FUND AND INTERNATIONAL BOND FUND. Income received by the International Equity Fund and the International Bond Fund from sources within foreign countries may be subject to withholding and other foreign taxes. The payment of such taxes will reduce the amount of dividends and distributions paid to the Funds' shareholders. So long as the Funds qualify as regulated investment companies, certain distribution requirements are satisfied, and more than 50% of the value of the Funds' assets at the close of the taxable year consists of securities of foreign corporations, the Funds may elect, for U.S. Federal income tax purposes, to treat foreign income taxes paid by the Funds that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. The Funds may qualify for and make this election in some, but not necessarily all, of its taxable years. If the Funds were to make an election, an amount equal to the foreign income taxes paid by the Funds would be included in the income of its shareholders and the shareholders would be entitled to credit their portions of this amount against their U.S. tax due, if any, or to deduct such portions from their U.S taxable income, if any. Shortly after any year for which it makes such an election, the Funds will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Certain limitations are imposed on the extent to which the credit (but not the deduction) for foreign taxes may be claimed.

     Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's United States tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from United States sources and certain foreign currency gains and losses likewise will be treated as derived from United States sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income", such as the portion of dividends received from the Fund which qualifies as foreign source income. In addition, only a portion of the foreign tax credit will be allowed to offset any alternative minimum tax imposed on corporations and individuals. Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund.

     TAXATION OF CERTAIN FINANCIAL INSTRUMENTS. Special rules govern the Federal income tax treatment of financial instruments that may be held by some of the Funds. These rules may have a particular impact on the amount of income or gain that the Funds must distribute to their respective shareholders to comply with the Distribution Requirement, on the income or gain qualifying under the Income Requirement and on their ability to comply with the Short-Short Test, all described above.

     HEDGING TRANSACTIONS. The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

     Certain options, futures and forward contracts in which a Fund may invest may be "section 1256 contracts." Gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section, 1256 contracts held by a Fund at the end of each taxable year (and generally for purposes of the 4% excise tax, on October 31 of each year) are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, hedging transactions, if any, undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Funds. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of hedging transactions to the Funds are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds which is taxed as ordinary income when distributed to shareholders.

     The Funds may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

     The Short-Short Test and the diversification requirements applicable to the Funds' assets may limit the extent to which the Funds will be able to engage in transactions in options, futures or forward contracts.

     CURRENCY FLUCTUATIONS-"SECTION 988" GAINS OR LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income and loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     DISCOUNT. Certain of the bonds purchased by a Fund may be treated as bonds that were originally issued at a discount., Original issue discount represents interest for federal income tax purposes and can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Original issue discount is treated for federal income tax purposes as income earned by a Fund even though the Fund doesn't actually receive any cash, and therefore is subject to the distribution requirements of the Code. The amount of income earned by the Fund generally is determined on the basis of a constant yield to maturity which takes into account the semi-annual compounding of accrued interest.

     If a Fund invests in certain high yield original issue discount obligations issued by corporations, a portion of the original issue discount accruing on the obligation may be eligible for the deduction for dividends received by corporations. In such event, dividends of investment company taxable income received from the Fund by its corporate shareholders, to the extent attributable to such portion of accrued original issue discount, may be eligible for this deduction for dividends received by corporations if so designated by the Fund in a written notice to shareholders.

     In addition, some of the bonds may be purchased by a Fund at a discount which exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having market discount will be treated as ordinary income to the extent it does not exceed the accrued market discount on such bond (unless the Fund elects for all its debt securities acquired after the first day of the first taxable year to which the election applies having a fixed maturity date of more than one year from the date of issue to include market discount in income in tax years to which it is attributable). Generally, market discount accrues on a daily basis for each day the bond is held by a Fund at a constant rate over the time remaining to the bond's maturity.

INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANIES

     Certain Funds may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFIC's"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a Fund receives a so-called "excess distribution" with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

     The Funds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, other elections may become available that would affect the tax treatment of PFIC shares held by the Funds.

OTHER TAXATION

     The foregoing discussion relates only to US. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and domestic corporations, partnerships, trusts and estates). Distributions by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from the U.S. Federal income tax treatment. Shareholders should consult their tax advisers with respect to particular questions of U.S. Federal, state and local taxation. Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund, including the likelihood that distributions to them would be subject to withholding of U.S. Federal income tax at a rate of 30% (or at a lower rate under a tax treaty).

                   ADDITIONAL INFORMATION CONCERNING SHARES

     The Trust is a Massachusetts business trust. Under the Trust's Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares. The Company is a Maryland corporation. The Trust's Declaration of Trust and the Company's Articles of Incorporation authorize the Boards of Trustees and Directors to classify or reclassify any unissued shares of the Trust and the Company into one or more classes by setting or changing, in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption. Pursuant to such authority, the Trust's Board of Trustees has authorized the issuance of an unlimited number of shares of beneficial interest in the Trust, representing interests in the Accelerating Growth, Balanced, Growth & Income, Index 500, International Equity, Small Company Growth, Bond, Intermediate Bond, U.S. Government Income, Michigan Bond, Tax-Free Bond, Tax-Free Intermediate Bond, Cash Investment, Tax-Free Money Market and U.S. Treasury Money Market Funds. The shares of each Fund (other than the Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund) are offered in five separate classes: Class A, Class B, Class C, Class K and Class Y Shares. Class C Shares of the Index 500 Fund are not currently available for purchase. The Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund offer only Class Y Shares, Class K Shares and Class A Shares. Pursuant to the authority of the Company's Articles of Incorporation, the Directors have authorized the issuance of shares of common stock representing interests in the Equity Selection Fund, Micro-Cap Equity Fund, Mid-Cap Fund, Multi-Season Fund, Real Estate Fund, Small-Cap Value Fund, Value Fund, International Bond Fund, Money Market Fund and NetNet Fund, respectively. The Shares of each Fund (other than the Money Market Fund and the NetNet Fund) are offered in five separate classes: Class A, Class B, Class C, Class K and Class Y Shares. The Money Market Fund offers only Class A, Class B and Class C Shares (which may be acquired only through an exchange of shares from the corresponding classes of other funds of the Trust and the Company) and Class Y Shares. The NetNet Fund offers only one class of shares.

     At a board meeting on April 25 and 26, 1995, the Trustees/Directors adopted plans pursuant to Rule 18f-3 under the 1940 Act ("Multi-Class Plans") on behalf of each Fund. Each Multi-Class Plan provides that shares of each class of a Fund are identical, except for one or more expense variables, certain related rights, exchange privileges, class designation and sales loads assessed due to differing distribution methods.

     In the event of a liquidation or dissolution of each of the Trust or the Company or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to such Fund, and a proportionate distribution, based upon the relative net asset values of the Trust's respective

Funds, of any general assets not belonging to any particular Fund which are available for distribution. Shareholders of a Fund are entitled to participate in the net distributable assets of the particular Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

          Holders of all outstanding shares of a particular Fund will vote together in the aggregate and not by class on all matters, except that only Class A Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class A Plan, only Class B Shares will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class B Plan, only Class C Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Fund's Class C Plan, and only Class K Shares of a Fund will be entitled to vote on matters submitted to a vote of shareholders pertaining to the Class K Plan. Further, shareholders of all of the Funds, as well as those of any other investment portfolio now or hereafter offered by the Trust or the Company, will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when permitted by the Boards of Trustees and Directors. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust or the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by the matter. A Fund is affected by a matter unless it is clear that the interests of each Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts and the election of trustees may be effectively acted upon by shareholders of the Trust or the Company voting together in the aggregate without regard to a particular Fund.

          Shares of each of the Trust and the Company have noncumulative voting rights and, accordingly, the holders of more than 50% of each of the Trust's and the Company's outstanding shares (irrespective of class) may elect all of the trustees or directors. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in the applicable Prospectus, shares will be fully paid and non-assessable by each of the Trust and the Company.

          Shareholder meetings to elect trustees or directors will not be held unless and until such time as required by law. At that time, the trustees then in office will call a shareholders' meeting to elect trustees. Except as set forth above, the trustees will continue to hold office and may appoint successor trustees. Meetings of the shareholders of the Trust or the Company shall be called by the trustees or directors upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.

          The Trust's Declaration of Trust, as amended, authorizes the Trust's Board of Trustees, without shareholder approval (unless otherwise required by applicable law), to: (i) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance;
(ii) sell and convert the assets belonging to one or more classes of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (iii) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board of Trustees reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act. The Trust's Board of Trustees may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

                                 MISCELLANEOUS

     COUNSEL. The law firm of Dechert Price & Rhoads, 1500 K Street, N.W., Washington, DC 20005, has passed upon certain legal matters in connection with the shares offered by the Funds and serves as counsel to the Trust and Company.

     INDEPENDENT AUDITORS. Ernst & Young LLP, serves as the Trust's and the Company's independent auditors. The Trust's financial statements of the Accelerating Growth Fund, Balanced Fund, Growth & Income Fund, Index 500 Fund, International Equity Fund, Small Company Growth Fund, Bond Fund, Intermediate Bond Fund, U.S. Government Income Fund, Michigan Bond Fund, Tax-Free Bond Fund, Tax-Free
Intermediate Bond Fund, Cash Investment Fund, Tax-Free Money Market Fund and U.S. Treasury Money Market Fund and the Company's financial statements of the Multi-Season Fund, Real Estate Fund and Money Market Fund for the fiscal year ended June 30, 1996, and Mid-Cap Growth Fund and Value Fund for the period ended June 30, 1996, incorporated by reference in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent auditors. The information under the caption "Financial Highlights" of the Funds for the period from commencement of operations through June 30, 1996, appearing in the related Prospectuses dated October 28, 1996 has been derived from the financial statements audited by Ernst & Young LLP except for periods ended prior to June 30, 1995 for the Multi-Season Fund and Money Market Fund, which have been derived from the financial statements audited by other independent auditors. Such financial statements and financial highlights are included or incorporated by reference herein in reliance upon their reports given upon the authority of such firms as experts in accounting and auditing.

     CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. As of October 1, 1996, Comerica Bank, One Detroit Center, 500 Woodward Ave., Detroit, Michigan 48226, held of record substantially all of the outstanding shares of the Funds as agent, custodian or trustee for its customers. As of such date, the following persons were beneficial owners of 5% or more of the outstanding shares of a Fund because they possessed voting or investment power with respect to such shares:

                                                                                       Percent of
                  Name of                                   Name and                  Total Shares
                   Fund                                     Address                   Outstanding
                  -------                                   --------                  ------------
Tax-Free Money Market Fund--Class Y            Lasalle National Trust, N.A.
                                               Omnibus Account
                                               P.O. Box 1443
                                               Chicago, IL 60690-1443                   14.0558%

Cash Investment Fund--Class A                  National Financial Services Corp.
                                               P.O. Box 3908
                                               Church Street Station
                                               New York, NY 10008-3908                  99.5951%

Tax-Free Money Market Fund--Class A            National Financial Services Corp.
                                               P.O. Box 3908
                                               Church Street Station
                                               New York, NY 10008-3908                  85.4317%

Tax-Free Money Market Fund--Class A            Paxton Mendelssohn II
                                               100 Renaissance Ctr. Ste. 2750
                                               Detroit, MI 48243-1102                    9.5550%

U.S. Treasury Money Market Fund--Class A       National Financial Services Corp.
                                               P.O. Box 3908
                                               Church Street Station
                                               New York, NY 10038-3908                  99.8543%

Accelerating Growth Fund--Class A              Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484               5.8487%

Small Company Growth Fund--Class A             Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484               8.2102%

Index 500 Fund--Class A                        Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              65.8530%

Index 500 Fund--Class A                        Rose Acre Farms Inc. IRA
                                               c/o Merrill Lynch
                                               11555 N. Meridian Street
                                               Carmel, IN 46032                          5.5191%

International Equity Fund--Class A             Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              57.4016%

Bond Fund--Class A                             Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484               8.6834%

Bond Fund--Class A                             Tulio Carlesimo
                                               20941 Lujon
                                               Northville, MI 48167                      7.8433%



Bond Fund - Class A                               Leon A. Dickson
                                                  18200 Wyoming Avenue
                                                  Detroit, MI 48221                                  6.5428%

Tax-Free Intermediate Bond Fund - Class A         Merrill Lynch Pierce Fenner & Smith
                                                  Mutual Fund Operations
                                                  on behalf of their clients
                                                  4800 Deer Lake Dr. E 3rd Floor
                                                  Jacksonville, FL 32246-6484                        7.2237%

Balanced Fund - Class A                           Carl Ottman
                                                  10627 S. Grayling Road
                                                  Roscommon, MI 48653                               14.5957%

Balanced Fund - Class A                           Duayne C. & Helen L. Showerman
                                                  P.O. Box 366
                                                  Michigan Center, MI 49254                          8.7520%

Balanced Fund - Class A                           Merrill Lynch Pierce Fenner & Smith
                                                  Mutual Fund Operations
                                                  on behalf of their clients
                                                  4800 Deer Lake Dr. E 3rd Floor
                                                  Jacksonville, FL 32246-6484                        7.6028%

Balanced Fund - Class A                           Julie A. Prince
                                                  124 Cuarton Drive
                                                  Orange Park, FL 32073                              7.3597%

Balanced Fund - Class A                           Paul Ochmanek
                                                  732 Dover
                                                  Dearborn Heights, MI 48127                         5.8120%

Balanced Fund - Class A                           Kaye J. Clark
                                                  31821 Hickory Lane
                                                  Warren, MI 48093                                   5.3125%

Balanced Fund - Class A                           John B & Joan F Baum
                                                  3340-F Devonwood Hills N.E.
                                                  Grand Rapids, MI 49505                             5.1890%

Michigan Triple Tax-Free                          Gayle M Miller
  Bond Fund - Class A                             1285 Brockley Avenue
                                                  Lakewood, OH 44107                                10.4753%

Michigan Triple Tax-Free                          Reino Kellman
  Bond Fund - Class A                             27095 Bennett
                                                  Redford, MI 48240                                  9.9455%



Michigan Triple Tax-Free        Donald A. & Catherine L. Dick
  Bond Fund - Class A           Deborah L. Evans
                                15810 Stout Street
                                Detroit, MI 48223                       9.3431%

Michigan Triple Tax-Free        Merrill Lynch Pierce Fenner & Smith
  Bond Fund - Class A           Mutual Fund Operations
                                on behalf of their clients
                                4800 Deer Lake Dr. E 3rd Floor
                                Jacksonville, FL 32246-6484             5.9595%

Michigan Triple Tax-Free        MLPF&S
  Bond Fund - Class A           4800 Deer Lake Dr. East 3rd Floor
                                Jacksonville, FL 32246                  5.8100%

Tax-Free Bond Fund - Class A    Miaz & Co.
                                1000 N. Water Street, 14th Floor
                                Milwaukee, WI 53202                    35.2900%

Tax-Free Bond Fund - Class A    Barnett Banks Trust Co.
                                P.O. Box 40200
                                Jacksonville, FL32203-0200             17.1805%

Tax-Free Bond Fund - Class A    MLPF&S
                                4800 Deer Lake Drive East 3rd Floor
                                Jacksonville, FL 32248                  9.6415%

Tax-Free Bond Fund - Class A    Merrill Lynch Pierce Fenner & Smith
                                Mutual Fund Operations
                                on behalf of their clients
                                4800 Deer Lake Drive E 3rd Floor
                                Jacksonville, FL 32246-6484             9.1706%

Tax-Free Bond Fund - Class A    Charles W. Macleod
                                15901 W 9 Mile Rd., Suite 306
                                Southfield, MI 48075-4866               6.8762%

Tax-Free Bond Fund - Class A    William C. Torrey
                                4250 East Camelback, Suite 115-K
                                Phoenix, AZ 85018                       5.0416%

Tax-Free Bond Fund - Class A    Lyle B. Torrey, Jr.
                                Hotchkiss School
                                Lakeville, CT 06039                     5.0416%


Growth & Income Fund - Class A            Merrill Lynch Pierce Fenner & Smith
                                          Mutual Fund Operations
                                          on behalf of their clients
                                          4800 Deer Lake Dr. E 3rd Floor
                                          Jacksonville, FL 32246-6484              14.7192%

Growth & Income Fund - Class A            Robert R. Van Dongen &
                                          Colleen J. Blayden
                                          630 McKay Tower
                                          Grand Rapids, MI 49503                   12.6969%

Growth & Income Fund - Class A            Bowen & David Co.
                                          P.O. Box 1647
                                          Boston, MA 02109-1647                     6.2058%

Growth & Income Fund - Class A            Doris A. Bradshaw
                                          1701 NE Ocean Blvd., Apt. 202
                                          Stuart, FL 34996-2928                     5.8286%

U.S. Government Income Fund - Class A     Doris A. Bradshaw
                                          1701 NE Ocean Blvd., Apt. 202
                                          Stuart, FL 34996-2928                    14.1526%

U.S. Government Income Fund - Class A     Dolores L. Evans Living Trust
                                          109 Hanover
                                          Gary, NC 27511                            7.9069%

U.S. Government Income Fund - Class A     George D. Ruttinger
                                          4619 Elliott Street NW
                                          Washington, DC 20016                      6.4225%

U.S. Government Income Fund - Class A     Grant C. & Stephanie Ruttinger
                                          1745 Stanhope Avenue
                                          Grosse Pointe Woods, MI 48236             6.3549%

U.S. Government Income Fund - Class A     Ernistine K. Mitchell
                                          1760 N. Woodward, Apt. 6
                                          Bloomfield Hills, MI 48304                5.8297%

Multi-Season Growth Fund - Class A        Merrill Lynch Pierce Fenner & Smith
                                          Mutual Fund Operations
                                          on behalf of their clients
                                          4800 Deer Lake Dr. E 3rd Floor
                                          Jacksonville, FL 32246-6484              18.6875%

Real Estate Equity Investment Fund--Class A    Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              55.7606%

Real Estate Equity Investment Fund--Class A    Raymond James & Assoc. Inc.
                                               570 E. Benson Blvd. Ste 17
                                               Anchorage, AK 99503-4100                 11.9657%

Real Estate Equity Investment Fund--Class A    Harry Harden
                                               15063 Marl Drive
                                               Linden, MI 48423                          5.6719%

Money Market Fund--Class A                     Lyle J & Deedra R. Wolas
                                               43299 Stonington Ct.
                                               Canton, MI 48188-0000                    49.0838%

Money Market Fund--Class A                     Rhondan Inc.
                                               8032 Spring Arbor Rd.
                                               P.O. Box 397
                                               Spring Arbor, MI 49283                   15.2347%

Mid-Cap Growth Fund--Class A                   Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              94.0887%

Value Fund--Class A                            Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              58.7072%

Value Fund--Class A                            Piedmont Trust Bank
                                               1 Ellsworth Street
                                               Martinsville, VA 24112-2811              40.0763%

Accelerating Growth Fund--Class B              Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              42.9279%

Accelerating Growth Fund--Class B              Eugene Ramsey
                                               6203 Wabash
                                               Detroit, MI 48208                         9.1847%

Small Company Growth Fund--Class B             Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              86.7606%

Index 500 Fund--Class B                        Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              83.9917%

International Equity Fund--Class B             Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              83.0486%

Intermediate Bond Fund--Class B                Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              69.3711%

Intermediate Bond Fund--Class B                Bear Sterns Securities Corp.
                                               1 Metrotech Center North
                                               Brooklyn, NY 11201-3872                  21.5048%

Bond Fund--Class B                             Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              95.9988%

Balanced Fund--Class B                         Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484

Balanced Fund--Class B                         Eugene Ramsey
                                               6203 Wabash
                                               Detroit, MI 48208                        30.2083%

Michigan Bond Fund--Class B                    Martin G. and Rena A. Janower
                                               6216 Cromwell
                                               West Bloomfield, MI 48322                29.3611%

Michigan Bond Fund--Class B                    Henry and Adeline Oelkers
                                               3004 Geneva
                                               Dearborn, MI  48124                      20.8942%

Michigan Bond Fund--Class B                    Sophie P. Czerwinski
                                               36 N 26th Street
                                               Battle Creek, MI  49015                  15.2684%

Michigan Bond Fund--Class B                    Sam and Ethel Weiner
                                               22160 Cloverlawn
                                               Oak Park, MI  48237                      14.9427%

Tax-Free Bond Fund--Class B                    Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              92.3915%

Tax-Free Bond Fund--Class B                    Robert Heard
                                               PO Box 19543
                                               Detroit, MI  48219                        7.6085%

Growth & Income Fund--Class B                  Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              36.5746%

Growth & Income Fund--Class B                  William F. Dueweke
                                               24315 Cottage Lane
                                               Warren, MI  48089                        10.9258%

Growth & Income Fund--Class B                  Roxie W. Kinney
                                               5757 Martin Road
                                               Muskegon, MI  49441                       6.2474%

Growth & Income Fund--Class B                  Elisha and Mary L. Swift
                                               18811 Gainborough
                                               Detroit, MI  48223                        5.8611%

Growth & Income Fund--Class B                  Angeline and Francis J. Mikula Jr.
                                               29201 Telegraph Road
                                               Southfield, MI  48034                     5.7018%

Growth & Income Fund--Class B                  William F. Dueweke
                                               24315 Cottage Lane
                                               Warren, MI  48089                        10.9258%

Growth & Income Fund--Class B                  Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              62.0752%

Growth & Income Fund--Class B                  Merrill Lynch Pierce Fenner & Smith
                                               Mutual Fund Operations
                                               on behalf of their clients
                                               4800 Deer Lake Dr. E 3rd Floor
                                               Jacksonville, FL 32246-6484              94.2101%

Money Market Fund--Class B                     Prudential Securities on behalf
                                               of their clients
                                               5131 W. Cullom
                                               Chicago, IL  60641-1446                  56.0707%

Money Market Fund--Class B                     Smith Barney Inc. on behalf
                                               of their clients
                                               388 Greenwich Street
                                               New York, NY  10013                      22.6127%

Money Market Fund--Class B                     Gruntal & Co. on behalf
                                               of their clients
                                               14 Wall Street
                                               New York, NY  10005                      22.3079%

Mid-Cap Growth Fund--Class B                   Merrill Lynch Pierce on behalf
                                               of their clients
                                               4800 Deer Lake Dr. E. 3rd Fl.
                                               Jacksonville, FL  32246-6484             21.5231%

Mid-Cap Growth Fund--Class B                   Smith Barney Inc. on behalf
                                               of their clients
                                               388 Greenwich Street
                                               New York, NY  10013                      53.1863%

Mid-Cap Growth Fund--Class B                   Richard M. Cremins
                                               3 Twinbrook Road
                                               Saddle River, NJ  07458                   5.1415%

Value Fund--Class B                            Merrill Lynch Pierce on behalf
                                               of their clients
                                               4800 Deer Lake Dr. E. 3rd Fl.
                                               Jacksonville, FL  32246-6484             72.6927%

Small Company Growth Fund--Class C             Appel Equity Group
                                               150 Great Neck Road
                                               Great Neck, NY  11021                    82.0272%

Real Estate Equity Investment Fund--Class C    Marion L. Brown
                                               4233 Vance Drive
                                               Anchorage, AK  99508                     50.2045%

Real Estate Equity Investment Fund--Class C    Raymond James & Assoc Inc.
                                               CSDN Brock Steller
                                               3430 Corona Circle
                                               Anchorage, AK  99517                     41.8765%

Real Estate Equity Investment Fund--Class C    Raymond James & Assoc Inc.
                                               CSDN Rene C. Kennicott
                                               1001 Boniface Parkway Lot 14E1
                                               Anchorage, AK  99504                      7.6349%

Mid-Cap Growth Fund--Class C                   Raymond James & Assoc Inc.
                                               CSDN Thomas D. Harkreader
                                               7400 Clairborne Circle
                                               Anchorage, AK  99502                      5.7022%

As of October 1, 1996, Munder Capital Management, Inc., on behalf of their clients owned 45% of the Accelerating Growth Fund Class Y Shares; 9% of the Bond Fund Class A Shares; 81% of the Bond Fund Class Y Shares; 37% of the Growth & Income Fund Class Y Shares; 24% of the Index 500 Fund Class Y Shares,; 69% of the International Equity Fund Class Y Shares; 49% of the Intermediate Bond Fund Class Y Shares; 27% of the Michigan Bond Fund Class Y Shares; 43% of the Multi-Season Fund Class Y Shares; 28% of the Real Estate Fund Class A Shares; 97% of the Real Estate Fund Class Y Shares; 6% of the Small Company Value Fund Class A Shares; 41% of the Small Company Value Fund Class Y Shares; 93% of the U.S. Government Income Fund Class Y Shares; 28% of the Value Fund Class K Shares; 94% of the Value Fund Class Y Shares; 100% of the Money Market Fund Class Y Shares.

     As of October 1, 1996, Funds Distributor Inc. on behalf of their clients owned 100% of the outstanding Class A Shares, Class B Shares, Class Y Shares and Class K Shares of International Bond Fund as well as Class K Shares of Real Estate Equity Investment Fund.

     As of October 1, 1996, Merrill Lynch Pierce on behalf of their clients owned approximately 100% of the outstanding Class C Shares of Accelerating Growth Fund, International Equity Fund, Intermediate Bond Fund, Bond Fund, Tax-Free Intermediate Bond Fund, Balanced Fund, Michigan Triple Tax-Free Bond Fund, Tax-Free Bond Fund, Growth & Income Fund, U.S. Government Income Fund, Multi-Season Growth Fund, Value Fund and International Bond Fund as well as Class B Shares of Tax-Free Intermediate Bond Fund and Growth & Income Fund, respectively.

     BANKING LAWS. Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any bank or non-bank affiliate thereof from sponsoring, organizing, controlling or distributing the shares of a registered, open-end investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities, but such banking laws and regulations do not prohibit such a holding company or affiliate or banks generally from acting as investment advisor, administrator, transfer agent or custodian to such an investment company, or from purchasing shares of such a company as agent for and upon the order of customers. The Advisor and the Custodian are subject to such banking laws and regulations.

          The Advisor and the Custodian believe they may perform the services for the Trust and the Company contemplated by their respective agreements with the Trust and the Company without violation of applicable banking laws or regulations. It should be noted, however, that there have been no cases deciding whether bank and non-bank subsidiaries of a registered bank holding company may perform services comparable to those that are to be performed by these companies, and future changes in either Federal or state statutes and regulations relating to permissible activities of banks and their subsidiaries or affiliates, as well as future judicial or administrative decisions or interpretations of current and future statutes and regulations, could prevent these companies from continuing to perform such service for the Trust and the Company.

          Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Trust and the Company, the Trust and the Company might be required to alter materially or discontinue its arrangements with such companies and change its method of operations. It is not anticipated, however, that any change in the Trust's or the Company's method of operations would affect the net asset value per share of any Fund or result in a financial loss to any Customer.

          SHAREHOLDER APPROVALS. As used in this Statement of Additional Information and in each Prospectus, a "majority of the outstanding shares" of a Fund or investment portfolio means the lesser of (a) 67% of the shares of the particular Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or portfolio are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund or portfolio.

                             REGISTRATION STATEMENT

          This Statement of Additional Information and each of the Fund's Prospectuses do not contain all the information included in the Fund's registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

          Statements contained herein and in each of the Fund's Prospectuses as to the contents of any contract of other documents referred to are not necessarily complete, and, in such instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Fund's registration statement, each such statement being qualified in all respects by such reference.

                              FINANCIAL STATEMENTS

          The financial statements for the Trust and the Company including the notes thereto, dated June 30, 1996 have been audited by Ernst & Young LLP and are incorporated by reference in this Statement of Additional Information from the Annual Reports of the Trust and the Company dated as of June 30, 1996.

                                   APPENDIX A
                                   ----------

                             - RATED INVESTMENTS -


CORPORATE BONDS
---------------

   Excerpts from MOODY'S INVESTORS SERVICES, INC. ("MOODY'S") description of its bond ratings:

     "Aaa": Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     "Aa":    Bonds that are rated "Aa" are judged to be of high-quality by all standards. Together with the "Aaa" group they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

     "A":   Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     "Baa":    Bonds that are rated "Baa" are considered as medium grade
obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appears adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     "Ba":    Bonds that are rated "Ba" are judged to have speculative elements;
their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     "B":   Bonds that are rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     "Caa":    Bonds that are rated "Caa" are of poor standing.  These issues may be in default or present elements of danger may exist with respect to principal or interest.

     Moody's applies numerical modifiers (1, 2 and 3) with respect to bonds rated "Aa" through "B". The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

     Excerpts from STANDARD & POOR'S CORPORATION ("S&P") description of its bond ratings:

     "AAA": Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     "AA":    Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from "AAA" issues by a small degree.

     "A":   Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     "BBB": Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     "BB", "B" AND "CCC":   Bonds rated "BB" and "B" are regarded, on balance,
as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligations. "BB" represents a lower degree of speculation than "B" and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     To provide more detailed indications of credit quality, the "AA" or "A" ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

COMMERCIAL PAPER
----------------

     The rating "PRIME-1" is the highest commercial paper rating assigned by MOODY'S. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issues rated "PRIME-2" (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of "Prime-1" rated issues, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debt having original maturities of no more than 365 days. Commercial paper rated "A-1" by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+." Commercial paper rated "A-2" by S&P indicates that capacity for timely payment is strong. However, the relative degree of safety is not as high as for issues designated "A-1."

                                   APPENDIX A
                                   ----------

                             - RATED INVESTMENTS -

COMMERCIAL PAPER
----------------

     Rated commercial paper purchased by a Fund must have (at the time of purchase) the highest quality rating assigned to short-term debt securities or, if not rated, or rated by only one agency, are determined to be of comparative quality pursuant to guidelines approved by a Fund's Boards of Trustees and Directors. Highest quality ratings for commercial paper for Moody's and S&P are as follows:

     MOODY'S: The rating "PRIME-1" is the highest commercial paper rating category assigned by Moody's. These issues (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

     S&P:      Commercial paper ratings of S&P are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated in the "A-1" category by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted "A-1+".

                                  APPENDIX B


     As stated in the applicable Prospectuses, the Equity Funds, the Balanced Fund and the Bond Funds may enter into certain futures transactions and options for hedging purposes. Such transactions are described in this Appendix.

I.   Interest Rate Futures Contracts
     -------------------------------

     Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, the Funds may use interest rate futures contracts as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

     The Funds presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Funds, through using futures contracts.

     Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until or at near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

     Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Fund is immediately paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

     Interest rate futures contracts are traded in an auction environment on the floors of several exchanges -- principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

     A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Funds may trade in any interest rate futures contracts for which there exists a public market, including, without limitation, the foregoing instruments.

     Example of Futures Contract Sale. The Funds would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security held by a particular Fund tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury Bonds"). The adviser wishes to fix the current market value of the portfolio security until some point in the future. Assume the portfolio security has a market value of 100, and the adviser believes that, because of an anticipated rise in interest rates, the value will decline to 95. The fund might enter into futures contract sales of Treasury bonds for an equivalent of 98. If the market value of the portfolio security does indeed decline from 100 to 95, the equivalent futures market price for the Treasury bonds might also decline from 98 to 93.

     In that case, the five point loss in the market value of the portfolio security would be offset by the five point gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than 93 or to less than 93 because of the imperfect correlation between cash and futures prices mentioned below.

     The adviser could be wrong in its forecast of interest rates and the equivalent futures market price could rise above 98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

     If interest rate levels did not change, the Fund in the above example might incur a loss of 2 points (which might be reduced by an offsetting transaction prior to the settlement date). In each transaction, transaction expenses would also be incurred.

     Example of Futures Contract Purchase. The Funds would engage in an interest rate futures contract purchase when they are not fully invested in long-term bonds but wish to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, e.g., shorter term securities whose yields are greater than those available on long-term bonds. A Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of an expected increase in market price of the long-term bonds that the Fund may purchase.

     For example, assume that the market price of a long-term bond that the Fund may purchase, currently yielding 10% , tends to move in concert with futures market prices of Treasury bonds. The adviser wishes to fix the current market price (and thus 10% yield) of the long-term bond until the time (four months away in this example) when it may purchase the bond. Assume the long-term bond has a market price of 100, and the adviser believes that, because of an anticipated fall in interest rates, the price will have risen to 105 (and the yield will have dropped to about 91/2%) in four months. The Fund might enter into futures contracts purchases of Treasury bonds for an equivalent price of
98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchase of the long-term bond at an assumed market price of 100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from 100 to 105, the equivalent futures market price for Treasury bonds might also rise from 98 to 103. In that case, the 5 point increase in the price that the Fund pays for the long-term bond would be offset by the 5 point gain realized by closing out the futures contract purchase.

     The adviser could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%; and the equivalent futures market price could fall below 98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term bonds. The market price of available long-term bonds would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

     If, however, short-term rates remained above available long-term rated, it is possible that the Fund would discontinue its purchase program for long-term bonds. The yield on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term bond, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase. In each transaction, expenses would also be incurred.

II. Index Futures Contracts
    -----------------------

     General. A bond index assigns relative values of the bonds included in the index bind the index fluctuates with changes in the market values of the bonds included. The Chicago Board of Trade has designed a futures contract based on the Bond Buyer Municipal Bond Index. This Index is composed of 40 term revenue and general obligation bonds and its composition is updated regularly as new bonds meeting the criteria of the Index are issued and existing bonds mature. The Index is intended to provide an accurate indicator of trends and changes in the municipal bond market. Each bond in the Index is independently priced by six dealer-to-dealer municipal bond brokers daily. The 40 prices then are averaged and multiplied by a coefficient. The coefficient is used to maintain the continuity of the Index when its composition changes.

     A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexed, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks.

     Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     A Fund will sell index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. A Fund will purchase index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     In addition, a Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     Examples of Stock Index Futures Transactions. The following are examples of transactions in stock index futures (net of commissions and premiums, if any).

                 ANTICIPATORY PURCHASE HEDGE:  Buy the Future
              Hedge Objective:  Protect Against Increasing Price

               Portfolio                                Futures
               ---------                                -------
                                          -Day Hedge is Placed-
Anticipate buying $62,500 in Equity       Buying 1 Index Futures at 125
Securities                                Value of Futures = $62,500/Contract

                                          -Day Hedge is Lifted-
Buy Equity Securities with Actual         Sell 16 Index Futures at 130
Cost = $65,000                            Value of Futures = $65,000/Contract
Increase in Purchase Price = $2,500       Gain on Futures = $2,500

                  HEDGING A STOCK PORTFOLIO:  Sell the Future
                  Hedge Objective:  Protect Against Declining
                             Value of the Portfolio

Factors:

Value of Stock Portfolio = $1,000,000
Portfolio Beta Relative to the Index = 1.0


               Portfolio                                Futures
               ---------                                -------
                                          -Day Hedge is Placed-
Anticipate Selling $1,000,000 in Equity   Sell 16 Index Futures at 125
Securities                                Value of Futures = $1,000,000

                                          -Day Hedge is Lifted-
Equity Securities - Own Stock             Buy 16 Index Futures at 120
     with Value = $960,000                Value of Futures = $960,000
Loss in Portfolio Value = $40,000         Gain on Futures = $40,000

III.  Margin Payments
      ---------------

     Unlike purchase or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker or in a segregated account with the Custodian an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-the-market. For example, when a particular Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.  Risks of Transactions in Futures Contracts
     ------------------------------------------

     There are several risks in connection with the use of futures by the Funds as hedging devices. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Fund may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Adviser. Conversely, the Funds may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Adviser. It is also possible that, when the Fund had sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of instruments held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities.

     Where futures are purchased to hedge against a possible increase in the price of securities before a Fund is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Fund then concludes not to invest its cash at that time because of concern as to possible further market decline or for other reasons, the Funds will realize a loss on the futures contract that is not offset by a reduction in the price of the instruments that were to be purchased.

     In instances involving the purchase of futures contracts by the Funds, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the adviser may still not result in a successful hedging transaction over a short time frame.

     Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

     Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Successful use of futures by the Funds is also subject to the adviser's ability to predict correctly movements in the direction of the market. For example, if a particular Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Funds may have to sell securities at a time when they may be disadvantageous to do so.

V.  Options on Futures Contracts
    ----------------------------

     The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of, the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

     Investments in futures options involve some of the same considerations that are involved in connection with investments in future contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VI.  Currency Transactions
     ---------------------

     The Fund may engage in currency transactions in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, currency futures, options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap as described in the Statement of Additional Information. The Fund may enter into currency transactions with counterparties which have received (or the guarantors of the obligations which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a NRSRO or are determined to be of equivalent credit quality by the Advisor.

     The Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund will not enter into a transaction to hedge currency exposure to an extent greater after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     The Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has or in which the Fund expects to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund may also engage proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a commitment or option to sell a currency whose changes in value are generally considered to be correlated to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, in exchange for U.S. dollars. The amount of the commitment or option would not exceed the value of the Fund's securities denominated in correlated currencies. For example, if the Advisor considers that the Austrian schilling is correlated to the German deutschemark (the "D-mark"), the Fund holds securities denominated in shillings and the Advisor believes that the value of the schillings will decline against the U.S. dollar, the Advisor may enter into a commitment or option to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived correlation between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements. Under such requirements, the Fund will segregate liquid, high grade assets with the custodian to the extent the Fund's obligations are not otherwise "covered" through ownership of the underlying currency.

     Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close to positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

VII.  Other Matters
      -------------

     Accounting for futures contracts will be in accordance with generally accepted accounting principles.

PART C.  OTHER INFORMATION

 Item 24.	Financial Statements and Exhibits.
		---------------------------------

   	(a)	Financial Statements

Included in Part A:

	Financial Highlights

Included in Part B:

		The Registrant's Annual Reports for the fiscal year ended June 30, 1996 and the Reports of Independent Auditors dated August 8, 1996, are incorporated by reference to the Definitive 30b-2 filed (Edgar Form N-3OD) on August 28, 1996 as Accession #0000927405-96-000342 and 0000927405-96-000344.

	   	No financial statements are incorporated in Part A or Part B for the Munder International Bond Fund, the Munder Small-
Cap Value Fund, the Munder Micro-Cap Equity Fund, the Munder
Equity Selection Fund and the NetNet Fund.

   	(b)	Exhibits (the number of each exhibit relates to the
exhibit designation in Form N-1A):

		(1)	(a)	Articles of Incorporation10

			(b)	Articles of Amendment10

			(c)	Articles Supplementary10

		(d)	Articles Supplementary for the Munder Small-Cap
Value Fund, the Munder Equity Selection Fund, the Munder Micro-Cap Equity Fund, and the NetNet Fund are filed herein.

		(e)	Articles Supplementary for the Munder Short Term
Treasury Fund.*

		(2)		By-Laws1

		(3)		Not Applicable

   		(4)	(a)	Specimen security for The Munder Multi-
Season Growth Fund2

   			(b)	By-Laws1

   		(5)	(a)	Form of Investment Advisory Agreement for
The Munder Multi-Season Growth Fund5

			(b)	Form of Investment Advisory Agreement for
The Munder Money Market Fund5

			(c)	Form of Investment Advisory Agreement for
The Munder Real Estate Equity Investment Fund5

			(d)	Investment Advisory Agreement for The
Munder Value Fund8

			(e)	Investment Advisory Agreement for The
Munder Mid-Cap Growth Fund8

			(f)	Form of Investment Advisory Agreement for
The Munder International Bond Fund10

			(g)	Form of Investment Advisory Agreement for
the NetNet Fund9

			(h)	Form of Investment Advisory Agreement for
The Munder Small-Cap Value Fund10

			(i)	Form of Investment Advisory Agreement for
The Munder Micro-Cap Equity Fund10

			(j)	Form of Investment Advisory Agreement for
The Munder Equity Selection Fund10

			(k)	Form of Investment Advisory Agreement for
The Munder Short Term Treasury Fund.*

   		(6)	(a)	Underwriting Agreement8

			(b)	Notice to Underwriting Agreement with
respect to The Munder Value Fund and The Munder Mid-Cap Growth
Fund8

			(c)	Notice to Underwriting Agreement with
respect to The Munder International Bond Fund8

			(d)	Notice to Underwriting Agreement with
respect to the Munder Small-Cap Value Fund, the Munder Equity
Selection Fund, the Munder Micro-Cap Equity Fund, and the NetNet
Fund10

			(e)	Notice to Underwriting Agreement with
respect to the Munder Short Term Treasury Fund.*

		(7)		Not Applicable

   		(8)	(a)	Form of Custodian Contract8

			(b)	Notice to Custodian Contract with respect
to The Munder Value Fund and The Munder Mid-Cap Growth Fund8

			(c)	Notice to Custodian Contract with respect
to the Munder International Bond Fund8

			(d)	Notice to Custodian Contract with respect
to the Munder Small-Cap Value Fund, the Munder Equity Selection
Fund, the Munder Micro-Cap Equity Fund and the NetNet Fund10

			(e)	Notice to the Custodian Contract with
respect to the Munder Short Term Treasury Fund.*

			(f)	Form of Subcustodian Agreement is filed
herein.



   		(9)	(a)	Transfer Agency and Service Agreement8

			(b)	Notice to Transfer Agency and Service
Agreement with  respect to the Munder Value Fund and the Munder
Mid-Cap Growth Fund8

			(c)	Notice to Transfer Agency and Service
Agreement with respect to the Munder International Bond Fund8

			(d)	Notice to Transfer Agency and Service
Agreement with respect to the Munder Small-Cap Value Fund, the Munder Equity Selection Fund, the Munder Micro-Cap Equity Fund and the NetNet Fund10

			(e)	Notice to Transfer Agency and Service
Agreement with respect to the Munder Short Term Treasury Fund.*

			(f)	Administration Agreement8

			(g)	Notice to Administration Agreement with
respect to The Munder Value and The Munder Mid-Cap Growth Fund8

			(h)	Notice to Administration Agreement with
respect to The Munder International Bond Fund8

			(i)	Notice to Administration Agreement with
respect to the Munder Small-Cap Value Fund, the Munder Equity
Selection Fund, the Munder Micro-Cap Equity Fund and the NetNet
Fund10

			(j)	Notice to Administration Agreement with
respect to the Munder Short Term Treasury Fund.*

		(10)	(a)	Opinion and Consent of Counsel with
respect to The Munder Multi-Season Growth Fund2

   			(b)	Opinion and Consent of Counsel with
respect to The Munder Money Market Fund4

			(c)	Opinion and Consent of Counsel with
respect to The Munder Real Estate Equity Investment Fund3

			(d)	Opinion and Consent of Counsel with
respect to the Munder Value Fund and The Munder Mid-Cap Growth
Fund8

			(e)	Opinion and Consent of Counsel with
respect to the Munder International Bond Fund8

			(f)	Opinion and Consent of Counsel with
respect to The NetNet Fund9

			(g)	Opinion and Consent of Counsel with
respect to the Munder Small-Cap Value Fund, the Munder Equity
Selection Fund, and the Munder Micro-Cap Equity Fund is filed herein.

			(h)	Opinion and Consent of Counsel with
respect to Munder Short Term Treasury Fund.*

   		(11)	(a)	Consent of Dechert Price & Rhoads
(included with Exhibit 10 a-h).

			(b)	Consent of Ernst & Young LLP is filed
herein.

			(c)	Consent of Arthur Andersen LLP7

			(d)	Letter of Arthur Andersen LLP regarding
change in independent auditor required by Item 304 of Regulation
S-K.7

			(e)	Powers of Attorney9

		(12)		Not Applicable

		(13)		Initial Capital Agreement2

		(14)		Not Applicable

   		(15)	(a)	Service Plan for The Munder Multi-Season
Growth Fund Class A Shares5

			(b)	Service and Distribution Plan for The
Munder Multi-Season Growth Fund Class B Shares5

			(c)	Service and Distribution Plan for The
Munder Multi-Season Growth Fund Class D Shares5

			(d)	Service Plan for The Munder Money Market
Fund Class A Shares5

			(e)	Service and Distribution Plan for The
Munder Money Market Fund Class B Shares5

			(f)	Service and Distribution Plan for The
Munder Money Market Fund Class D Shares5

			(g)	Service Plan for The Munder Real Estate
Equity Investment Fund Class A Shares5

			(h)	Service and Distribution Plan for The
Munder Real Estate Equity Investment Fund Class B Shares5

			(i)	Service and Distribution Plan for The
Munder Real Estate Equity Investment Fund Class D Shares5

			(j)	Form of Service Plan for The Munder Multi-
Season Growth Fund Investor Shares6

			(k)	Form of Service Plan for Class K Shares of
The Munder Funds, Inc.10

			(l)	Form of Service Plan for Class A Shares of
The Munder Funds, Inc.10

			(m)	Form of Distribution and Service Plan for
Class B Shares for The Munder Funds, Inc.10

			(n)	Form of Distribution and Service Plan for
Class C Shares for The Munder Funds, Inc.10

			(o)	Form of Distribution and Service Plan for
the NetNet Fund9

   		(16)		Schedule for Computation of Performance
Quotations is filed herein.

   		(17)		Financial Data Schedules are filed
herein.

		(18)		Multi-Class Plan8

--------------------------------
*To be filed by amendment.

--------------------------------
	1.	Filed in Registrant's initial Registration Statement
on November 18, 1992 and incorporated by reference herein.

	2.	Filed in Pre-Effective Amendment No. 2 to the
Registrant's Registration Statement on February 26, 1993 and incorporated by reference herein.

   	3.	Filed in Post-Effective Amendment No. 7 to the
Registrant's Registration Statement on August 26, 1994 and incorporated by reference herein.

	4.	Filed in Post-Effective Amendment No. 2 to the
Registrant's Registration Statement on July 9, 1993 and incorporated by reference herein.

	5.	Filed in Post-Effective Amendment No. 8 to the
Registrant's Registration Statement on February 28, 1995 and incorporated by reference herein.

	6.	Filed in Post-Effective Amendment No. 9 to the
Registrant's Registration Statement on April 13, 1995 and incorporated by reference herein.

	7.	Filed in Post-Effective Amendment No. 12 to the
Registrant's Registration Statement on August 29, 1995 and incorporated by reference herein.

	8.	Filed in Post-Effective Amendment No. 16 to the
Registrant's Registration Statement on June 25, 1996 and incorporated by reference herein.

	9.	Filed in Post-Effective Amendment No. 17 to the
Registrant's Registration Statement on August 9, 1996 and incorporated by reference herein.

	10.	Filed in Post-Effective Amendment No. 18 to the
Registrant's Registration Statement on August 14, 1996 and incorporated by reference herein.


Item 25.	Persons Controlled by or Under Common Control with
Registrant.
		--------------------------------------------------

		Not Applicable.


 Item 26.	Number of Holders of Securities.
		-------------------------------

   		As of October 1, 1996, the number of shareholders of record of each Class of shares of each Series of the Registrant that was offered as of that date was as follows:


						Class A	     Class B	Class C	  Class K
Class Y
						--------------------------------------------------------------
------------

The Munder Multi-Season Growth Fund			384	1,620	18	141	101
The Munder Money Market Fund			6	8	1	0	67
The Munder Real Estate Equity			14	9	4	1	28
  Investment Fund
The Munder Mid-Cap Growth Fund			8	17	3	1	23
The Munder Value Fund				5	16	1	2	27
The Munder International Bond Fund			1		1		1
	1		1
The NetNet Fund - as of October 1, 1996, the NetNet Fund had 28 accounts open.





Item 27.	Indemnification.
		---------------

		Reference is made to Article 7.6 in the Registrant's Articles of Incorporation, which are incorporated by reference herein.

		Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Fund's Articles of Incorporation, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.


Item 28.	Business and Other Connections of Investment Advisor.
		----------------------------------------------------

Munder Capital Management
-------------------------

								Position
	Name							with Adviser
	----							------------

	Old MCM, Inc.					Partner

	Munder Group LLC					Partner

	WAM Holdings, Inc.					Partner

	Woodbridge Capital Management, Inc.		Partner

	Lee P. Munder						President
and Chief
								Executive Officer

	Leonard J. Barr, II					Senior Vice
President and
								Director of
Research

	Ann J. Conrad						Vice
President and Director of Special Equity Products

	Terry H. Gardner					Vice President and
Chief Financial Officer

	Elyse G. Essick					Vice President and
Director of Client Services

	Sharon E. Fayolle					Vice President and
Director of Money Market Trading

	Otto G. Hinzmann 					Vice President and
Director of Equity Portfolio Management

	Anne K. Kennedy					Vice President and
Director of Corporate Bond Trading

	Ann F. Putallaz					Vice President and
Director of Fiduciary Services

	Peter G. Root						Vice
President and Director of Government Securities Trading

	Lisa A. Rosen						General
Counsel and Director of Mutual Fund Operations

	James C. Robinson					Vice President and
Chief Investment Officer/Fixed Income

	Gerald L. Seizert					Executive Vice
President and Chief Investment Officer/Equity

	Paul D. Tobias						Executive
Vice President and Chief Operating Officer


For further information relating to the Investment Adviser's officers, reference is made to Form ADV filed under the Investment Advisers Act of 1940 by Munder Capital Management. SEC File No.
801-32415

Item 29.	Principal Underwriters.
		----------------------

	(a)	Funds Distributor, Inc. ("FDI"), located at 60 State
Street, Boston, Massachusetts 02109, is the principal underwriter of the Funds. FDI is an indirectly wholly-owned subsidiary of Boston Institutional Group, Inc. a holding company, all of whose outstanding shares are owned by key employees. FDI is a broker dealer registered under the Securities Exchange Act of 1934, as amended. FDI acts as principal underwriter of the following investment companies other than the Registrant:



   HT Insight Funds, d/b/a Harris Insight Funds
Harris Insight Funds Trust    	Skyline Funds
The Munder Funds Trust        	Foreign Fund, Inc.
St. Clair Funds, Inc.         	Fremont Mutual Funds, Inc.
BJB Investment Funds          	RCM Capital Funds, Inc.
PanAgora Funds
RCM Equity Funds, Inc.
Waterhouse Investors Cash Management Fund, Inc.
LKCM Fund
Pierpont Funds
JPM Advisor Funds
JPM Institutional Funds


   	(b)	The information required by this Item 29(b) with
respect to each director, officer or partner of FDI is incorporated by reference to Schedule A of Form BD filed by FDI with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-20518).

	(c)	Not Applicable

Item 30.	Location of Accounts and Records.
		--------------------------------

		The account books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Munder Capital Management at 480
Pierce Street, Birmingham, MI 48009, or at 255 East Brown Street, Street, Birmingham, Michigan, 48009, State Street Bank and Trust Company, c/o National Financial Data Services, 1004 Baltimore, Kansas City, Missouri 64105-1807 or at First Data Investor
Services Group, Inc. (f/k/a The Shareholder Services Group, Inc.), One Exchange Place, Boston, Massachusetts 02109.

Item 31.	Management Services.
		-------------------

		Not Applicable

Item 32.	Undertakings.
		------------

	(a)	Not Applicable.

	(b)	Registrant undertakes to call a meeting of
Shareholders for the purpose of voting upon the question of removal of a Director or Directors when requested to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the shareholders' communications provisions of Section 16(c) of the Investment Company Act of 1940.

	(c)	Registrant undertakes to furnish to each person to
whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

   	(d)	Registrant undertakes to file a Post-Effective
Amendment relating to each of the Munder Small-Cap Value Fund, the Munder Micro-Cap Equity Fund, and the Munder Equity Selection Fund, the Munder International Bond Fund, the Munder NetNet Fund and the Munder Short Term Treasury Fund, using reasonably current financial statements which need not be certified, within four to six months from the effective date of the Registration Statement describing the respective Fund.



SIGNATURES

   	Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that this Post-Effective Amendment No. 20 to the Registration Statement meets the requirements for effectiveness pursuant to Rule 485(b) of the Securities Act of 1933, as amended, and the Registrant has duly caused this Post-Effective Amendment No. 20 to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 28th day of October, 1996.

The Munder Funds, Inc.

By:	    *
	Lee P. Munder

*By:  /s/ Teresa M.R. Hamlin
Teresa M.R. Hamlin
as Attorney-in-Fact

	Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

	Signatures				Title			Date


    *                    				President and
Chief 	October 28, 1996
Lee P. Munder					Executive Officer


    *                     				Director
	October 28, 1996
Charles W. Elliott


    *                    				Director
	October 28, 1996
Joseph E. Champagne


    *                    				Director
	October 28, 1996
Arthur DeRoy Rodecker


    *                    				Director
	October 28, 1996
Jack L. Otto


    *                    				Director
	October 28, 1996
Thomas B. Bender


    *                    				Director
	October 28, 1996
Thomas D. Eckert


    *                    				Director
	October 28, 1996
John Rakolta, Jr.


    *                    				Director
	October 28, 1996
David J. Brophy


    *                    				Vice President,
	October 28, 1996
Terry H. Gardner				Treasurer and
						Chief Financial
						Officer


*	By:	/s/ Teresa M.R. Hamlin
		Teresa M.R. Hamlin
		as Attorney-in-Fact



*	The Powers of Attorney are incorporated by reference to
Post-Effective Amendment No. 17 filed with the Securities and
Exchange Commission on August 9, 1996.


EXHIBIT INDEX

	Exhibit				Description

   	(1)	(d)		Articles Supplementary for the Munder
Small-Cap Value Fund, the Munder Equity Selection Fund, the Munder Micro-Cap Equity Fund, and the NetNet Fund

	(8)	(f)		Form of Subcustodian Agreement

	(10)	(g)		Opinion and Consent of Counsel with
respect to the Munder Small-Cap Value Fund, the Munder Equity
Selection Fund, and the Munder Micro-Cap Equity Fund

	(11)	(b)		Consent of Ernst & Young

	(16)			Schedule for Computation of Performance
Quotations

	(17)			Financial Data Schedules





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